UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

ITEM 1.    REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2020

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2020

On the following pages, you will find the 2020 semi-annual report for the Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2020, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities fell 14% during the six-month period ended March 31, 2020, as the novel coronavirus quickly evolved into a worldwide pandemic. Earlier in the period, overhang from the US-China trade dispute caused volatility, but the phase-one trade deal in conjunction with strong corporate earnings and the belief that the fallout from the coronavirus would be short-lived sparked a rally that sent global equity markets to all-time highs in mid-February.

What happened in 2019 quickly became old news once the severity of COVID-19 and the economic consequences of related shutdowns took the market’s attention, with equity markets declining 30% in record speed. In addition, investor panic led to an extraordinary flight to quality in fixed income, as credit spreads on risk assets quickly widened to levels not seen since the global financial crisis and liquidity was sharply curtailed. The market rout was met by monetary and fiscal policy action that was swift, large in scope, and broad. The US Federal Reserve lowered interest rates 150 basis points to zero while most other major central banks followed suit, and a $2.2 trillion stimulus package was announced in the US. Both fiscal and monetary actions were unprecedented in their scope, and the speed of the government response was remarkable.

In March, market pricing was directly linked to the COVID-19 economic response, and the period ahead will be no different. We expect the next six months to experience continued labor market weakness resulting in poor consumer spending trends and a fall in GDP before growth picks up in the back half. That forecast, though, is predicated on the reopening of the global economy and returning to a more business-as-usual environment. This depends on the ability to detect and treat COVID-19, and visibility on a vaccine. Without these elements, a fully functioning economy is unlikely. The “new normal” could look very different for quite some time.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

1	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

International Portfolio

Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index and Canada. AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser

(Portfolio Manager Commentary continued on next page)

2020 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example,

(Portfolio Manager Commentary continued on next page)

2020 Semi-Annual Report	3

Portfolio Manager Commentary (continued)

securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

(Portfolio Manager Commentary continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2020 Semi-Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Intercontinental Exchange Bank of America® (“ICE BofA”) 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cyber security incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell,

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption,

(Disclosures and Risks continued on next page)

2020 Semi-Annual Report	7

Disclosures and Risks (continued)

inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

International, Tax-Managed International, Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

International, Tax-Managed International and Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of their assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including

(Disclosures and Risks continued on next page)

2020 Semi-Annual Report	9

Disclosures and Risks (continued)

economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or

(Disclosures and Risks continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Emerging Markets Portfolio. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2020 Semi-Annual Report	11

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International Portfolio[1]	-18.17%	-16.67%	-1.45%	0.45%	1.91%	4/30/1999
Tax-Managed International Portfolio[1]	-18.28	-16.79	-1.51	0.46	4.36	6/22/1992
Return after taxes on Distributions[2]	-18.41	-16.92	-1.70	0.26	3.57
Return after taxes on Distributions and sale of shares[2]	-10.38	-9.49	-0.93	0.60	3.76
MSCI EAFE Index (net)	-16.52	-14.38	-0.62	2.72	4.90
Lipper International Multi-Cap Growth Funds Average	-13.27	-11.03	0.78	3.45

Emerging Markets Portfolio[1,3]	-16.87	-19.65	-2.43	-0.83	5.21	12/15/1995
MSCI EM Index (net)	-14.55	-17.69	-0.37	0.68	5.06
Lipper Emerging Markets Funds Average	-17.56	-19.02	-0.46	0.81

Short Duration Diversified Municipal Portfolio	-0.25	0.77	0.72	0.76	2.33	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	0.67	1.69	1.17	1.07
Lipper Short-Term Municipal Debt Funds Average	-0.03	1.23	0.97	1.10

California Municipal Portfolio	-1.70	0.58	1.53	2.30	4.04	8/6/1990
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70	2.86	2.15	2.66
Lipper California Intermediate Municipal Debt Funds Average	-0.99	2.03	2.08	3.04

Diversified Municipal Portfolio	-1.13	1.36	1.73	2.39	4.29	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70	2.86	2.15	2.66
Lipper Intermediate Municipal Debt Funds Average	-0.93	2.19	2.20	3.00

New York Municipal Portfolio	-1.89	0.54	1.63	2.27	4.27	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70	2.86	2.15	2.66
Lipper New York Intermediate Municipal Debt Funds Average	-0.78	2.22	1.96	2.66

Intermediate Duration Portfolio[1]	0.03	5.18	2.86	3.83	5.85	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	3.33	8.93	3.36	3.88	6.21
Lipper Core Bond Funds Average	0.58	5.74	2.60	3.56

Short Duration Plus Portfolio	1.00	2.94	1.31	1.14	3.82	12/12/1988
ICE BofA 1-3 Year US Treasury Index	3.33	5.42	1.85	1.43
Lipper Short-Term Investment Grade Debt Funds Average	-2.04	0.05	1.21	1.51

See Disclosures, Risks and Note about Historical Performance on pages 6–11.

(Historical Performance and footnotes continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.06% for International Portfolio; 1.02% for Tax-Managed International Portfolio; 1.30% for Emerging Markets Portfolio; 0.50% for Short Duration Diversified Municipal Portfolio; 0.55% for California Municipal Portfolio; 0.47% for Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.57% for Intermediate Duration Portfolio and 0.56% for Short Duration Plus Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for the six- and 12-month periods ended March 31, 2020, for International Portfolio, by 0.06% and 0.06%, respectively; for Tax-Managed International Portfolio, by 0.06% and 0.07%, respectively; for Emerging Markets Portfolio, by 0.32% and 0.32%, respectively; for Intermediate Duration Portfolio by 0.01% and 0.01%, respectively.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 6–11.

(Historical Performance continued on next page)

2020 Semi-Annual Report	13

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Managed International	California Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Emerging Markets	Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2020.

See Disclosures, Risks and Note about Historical Performance on pages 6–11.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	Intermediate Duration
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Short Duration Plus
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2020.

See Disclosures, Risks and Note about Historical Performance on pages 6–11.

2020 Semi-Annual Report	15

Expense Example—March 31, 2020 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2019	ENDING ACCOUNT VALUE MARCH 31, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$818.30	$4.82	1.06%
Hypothetical**	$1,000	$1,019.70	$5.35	1.06%

Tax-Managed International Class Shares
Actual	$1,000	$817.20	$4.59	1.01%
Hypothetical**	$1,000	$1,019.95	$5.10	1.01%

Emerging Markets Class Shares
Actual	$1,000	$831.30	$5.91	1.29%
Hypothetical**	$1,000	$1,018.55	$6.51	1.29%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$997.50	$2.40	0.48%
Hypothetical**	$1,000	$1,022.60	$2.43	0.48%

California Municipal Class Shares
Actual	$1,000	$983.00	$2.68	0.54%
Hypothetical**	$1,000	$1,022.30	$2.73	0.54%

Diversified Municipal Class Shares
Actual	$1,000	$988.70	$2.34	0.47%
Hypothetical**	$1,000	$1,022.65	$2.38	0.47%

New York Municipal Class Shares
Actual	$1,000	$981.10	$2.62	0.53%
Hypothetical**	$1,000	$1,022.35	$2.68	0.53%

Intermediate Duration Class Shares
Actual	$1,000	$1,000.30	$2.85	0.57%
Hypothetical**	$1,000	$1,022.15	$2.88	0.57%

Short Duration Plus Class Shares
Actual	$1,000	$1,010.00	$2.81	0.56%
Hypothetical**	$1,000	$1,022.20	$2.83	0.56%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2020 (Unaudited)

International Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	17.1%
Financials	15.0
Consumer Staples	13.9
Industrials	12.4
Health Care	11.6
Consumer Discretionary	9.1
Communication Services	6.3
Materials	5.2
Energy	3.6
Utilities	3.6
Real Estate	2.2

Tax-Managed International Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	17.0%
Financials	15.0
Consumer Staples	14.0
Industrials	12.4
Health Care	11.7
Consumer Discretionary	9.1
Communication Services	6.2
Materials	5.3
Energy	3.6
Utilities	3.5
Real Estate	2.2

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	18.8%
Financials	18.5
Consumer Discretionary	13.9
Consumer Staples	10.8
Communication Services	9.9
Materials	7.0
Real Estate	5.3
Industrials	5.2
Energy	4.9
Health Care	3.0
Utilities	2.7

1	All data are as of March 31, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the International, Tax-Managed International and Emerging Markets Portfolios).

2	“Other” represents 2.4% in MSCI EM Index countries, 12.2% in MSCI EAFE Index countries and 2.1% in other emerging-market countries.

3	“Other” represents 2.5% in MSCI EM Index countries, 12.1% in MSCI EAFE Index countries and 2.1% in other emerging-market countries.

4	“Other” represents 6.2% in MSCI EM Index countries, 1.0% in MSCI EAFE Index countries and 0.9% in other emerging-market countries.
Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2020 Semi-Annual Report	17

Portfolio Summary—March 31, 2020 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2020 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of March 31, 2020. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.4% in 15 different states and Guam.

3	“Other” represents less than 0.2% in 11 different states and American Samoa.

4	“Other” represents less than 2.2% in 32 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.3% in 12 different states, American Samoa and District of Columbia.

2020 Semi-Annual Report	19

Portfolio Summary—March 31, 2020 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	All data are as of March 31, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks, Emerging Markets—Sovereigns and Governments—Sovereign Bonds.

20	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2020 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,021,829,590	$2,417,021,633	$988,867,009

Affiliated issuers	37,770,312	99,888,231	39,613,701

Foreign currencies, at value (a)	6,773,333	16,142,017	2,143,783

Cash collateral due from broker	259,003	279,990	650,117

Receivables:

Unaffiliated interest and dividends	3,475,371	8,282,826	3,447,142

Affiliated dividends	26,510	61,730	25,309

Foreign withholding tax reclaims	2,844,787	5,902,184	33,496

Investment securities sold and foreign currency transactions	4,247,572	10,823,739	18,011,452

Capital shares sold	224,303	788,104	459,785

Unrealized appreciation of forward currency exchange contracts	14,290,920	37,829,321	11,711,246

Total assets	1,091,741,701	2,597,019,775	1,064,963,040

LIABILITIES

Cash collateral due to broker	2,119,000	6,290,000	5,570,000

Payables:

Investment securities purchased and foreign currency transactions	6,061,336	13,263,868	17,278,317

Capital shares redeemed	347,596	3,034,329	964,176

Management fee	683,269	1,626,950	869,584

Shareholder servicing fee	173,229	474,958	197,470

Transfer Agent fee	19,473	29,827	41,690

Directors’ fees payable	192	5,760	2,205

Distribution fee	1,037	335	0

Accrued expenses	87,812	157,457	156,121

Unrealized depreciation of forward currency exchange contracts	12,096,924	32,784,664	12,877,032

Total liabilities	21,589,868	57,668,148	37,956,595

NET ASSETS	$1,070,151,833	$2,539,351,627	$1,027,006,445

Cost of investments

Unaffiliated issuers	$1,111,965,552	$2,669,492,751	$1,144,582,596

Affiliated issuers	37,770,312	99,888,231	39,613,701

NET ASSETS CONSIST OF:

Capital stock, at par	$82,882	$188,909	$48,216

Additional paid-in capital	1,286,819,338	3,059,055,272	1,252,670,369

Accumulated loss (b)	(216,750,387)	(519,892,554)	(225,712,140)

	$1,070,151,833	$2,539,351,627	$1,027,006,445

(a) Cost: $6,794,445, $16,177,350 and $2,154,056, respectively. (Note 1)

(b) Net of accrued foreign capital gains taxes of $0, $0 and $8,408, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2020 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2020 (Unaudited) (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

International Class/Tax-Managed International Class/Emerging Markets Class Shares

Net Assets	$804,620,434	$2,187,091,494	$881,599,560

Shares of capital stock outstanding	62,058,053	162,355,925	41,392,970

Net asset value, offering and redemption price per share	$12.97	$13.47	$21.30

Class A Shares

Net Assets	$2,771,127	$1,155,534

Shares of capital stock outstanding	214,999	87,011

Net asset value and redemption price per share	$12.89	$13.28

Sales charge—4.25% of public offering price	0.57	0.59

Maximum offering price	$13.46	$13.87

Class C Shares

Net Assets	$511,902	$101,570

Shares of capital stock outstanding	39,708	7,563

Net asset value and offering price per share	$12.89	$13.43

Class Z Shares

Net Assets	$262,248,370	$351,003,029	$145,406,885

Shares of capital stock outstanding	20,569,579	26,458,108	6,822,698

Net asset value and offering price per share	$12.75	$13.27	$21.31

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$198,158,994	$1,301,655,432	$6,092,856,871

Affiliated issuers	5,959,747	0	0

Cash	0	1,326,802	95,211,688

Cash collateral due from broker	304,726	6,192,324	27,092,920

Receivables:

Interest	2,505,848	17,838,997	73,664,211

Affiliated dividends	3,154	0	0

Investment securities sold	5,000	18,815,000	5,400,000

Capital shares sold	3,988,184	5,985,701	14,590,522

Variation margin on centrally cleared swaps	0	868	0

Total assets	210,925,653	1,351,815,124	6,308,816,212

LIABILITIES

Due to custodian	99	0	0

Payables:

Dividends to shareholders	58,588	698,895	3,597,621

Investment securities purchased	17,406,531	38,931,356	154,375,897

Capital shares redeemed	943,057	6,510,257	19,713,837

Management fee	48,205	446,447	1,768,615

Shareholder servicing fee	16,185	97,568	408,791

Variation margin on centrally cleared swaps	4,640	0	118,979

Distribution fee	0	24,081	82,764

Transfer Agent fee	3,039	5,654	27,526

Directors’ fees payable	23	4	19

Accrued expenses	22,716	69,806	324,900

Unrealized depreciation of inflation swaps	144,928	2,030,088	10,467,519

Unrealized depreciation of interest rate swaps	51,356	1,097,509	5,061,205

Market value on credit default swaps (a)	0	1,044,316	4,366,031

Total liabilities	18,699,367	50,955,981	200,313,704

NET ASSETS	$192,226,286	$1,300,859,143	$6,108,502,508

Cost of investments

Unaffiliated issuers	$199,186,316	$1,279,839,263	$5,949,557,516

Affiliated issuers	5,959,747	0	0

NET ASSETS CONSIST OF:

Capital stock, at par	$15,350	$92,570	$429,030

Additional paid-in capital	194,807,180	1,303,898,896	6,046,295,695

Distributable earnings (accumulated loss)	(2,596,244)	(3,132,323)	61,777,783

	$192,226,286	$1,300,859,143	$6,108,502,508

(a) Net premiums received of $0, $507,002 and $2,089,224, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2020 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2020 (Unaudited) (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Diversified Municipal Class/Municipal Class Shares

Net Assets	$192,226,286	$1,168,621,136	$4,914,205,187

Shares of capital stock outstanding	15,349,891	83,160,500	345,169,985

Net asset value, offering and redemption price per share	$12.52	$14.05	$14.24

Class A Shares

Net Assets		$80,264,482	$228,688,694

Shares of capital stock outstanding		5,711,346	16,051,422

Net asset value and redemption price per share		$14.05	$14.25

Sales charge—3.00% of public offering price		0.43	0.44

Maximum offering price		$14.48	$14.69

Class C Shares

Net Assets		$9,841,814	$40,425,338

Shares of capital stock outstanding		700,489	2,838,644

Net asset value and offering price per share		$14.05	$14.24

Advisor Class Shares

Net Assets		$42,131,711	$339,249,893

Shares of capital stock outstanding		2,998,088	23,847,340

Net asset value and offering price per share		$14.05	$14.23

Class Z Shares

Net Assets			$585,933,396

Shares of capital stock outstanding			41,122,509

Net asset value and offering price per share			$14.25

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

ASSETS

Unaffiliated issuers	$1,779,727,503	$3,368,480,883	$226,609,428

Foreign currencies, at value (a)	0	311,636	0

Cash	1,091,101	30,089,393	2,633,327

Cash collateral due from broker	10,173,767	28,578,932	380,705

Receivables:

Interest	22,769,805	17,518,012	932,030

Investment securities sold	10,000	38,061,731	1,439,967

Capital shares sold	3,819,120	2,890,370	278,583

Variation margin on futures	0	0	1,405

Variation margin on centrally cleared swaps	0	998,985	0

Market value on credit default swaps (b)	0	8,255,982	369,025

Unrealized appreciation of forward currency exchange contracts	0	1,863,961	0

Total assets	1,817,591,296	3,497,049,885	232,644,470

LIABILITIES

Payables:

Dividends to shareholders	997,841	2,227,984	95,872

Investment securities purchased	39,635,679	32,929,167	217,872

Capital shares redeemed	1,595,950	4,921,555	52,094

Variation margin on futures	0	3,847,244	0

Management fee	595,841	1,240,874	65,366

Shareholder servicing fee	130,419	284,597	17,187

Variation margin on centrally cleared swaps	75,535	0	0

Distribution fee	44,770	12	5,629

Transfer Agent fee	6,799	30,257	5,074

Directors’ fees payable	920	2,318	726

Accrued expenses	100,173	1,087,321	69,497

Market value on credit default swaps (c)	1,458,287	37,665,311	1,599,480

Unrealized depreciation of forward currency exchange contracts	0	3,413,948	153,065

Unrealized depreciation of inflation swaps	2,106,437	0	0

Unrealized depreciation of interest rate swaps	1,503,486	0	0

Total liabilities	48,252,137	87,650,588	2,281,862

NET ASSETS	$1,769,339,159	$3,409,399,297	$230,362,608

Cost of investments	$1,756,008,989	$3,329,849,122	$225,763,104

NET ASSETS CONSIST OF:

Capital stock, at par	$128,570	$255,213	$19,597

Additional paid-in capital	1,770,512,840	3,340,786,194	239,761,131

Distributable earnings (accumulated loss) (d)	(1,302,251)	68,357,890	(9,418,120)

	$1,769,339,159	$3,409,399,297	$230,362,608

(a) Cost: $0, $328,353 and $0, respectively. (Note 1)

(b) Net premiums paid of $0, $2,342,859 and $104,212, respectively.

(c) Net premiums received of $697,839, $17,258,584 and $728,593, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $447,123 and $0, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2020 Semi-Annual Report	25

Statement of Assets and Liabilities—March 31, 2020 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class/Intermediate Duration Class/Short Duration Plus Class Shares

Net Assets	$1,563,608,792	$3,409,314,968	$208,349,953

Shares of capital stock outstanding	113,615,404	255,207,124	17,725,721

Net asset value, offering and redemption price per share	$13.76	$13.36	$11.75

Class A Shares

Net Assets	$118,873,286	$64,281	$19,949,249

Shares of capital stock outstanding	8,640,626	4,808	1,695,869

Net asset value and redemption price per share	$13.76	$13.37	$11.76

Sales charge—3.00% for New York Municipal Portfolio, 4.25% for Intermediate Duration Portfolio and Short Duration Plus Portfolio of public offering price	0.43	0.59	0.52

Maximum offering price	$14.19	$13.96	$12.28

Class C Shares

Net Assets	$23,456,588		$2,063,406

Shares of capital stock outstanding	1,704,746		175,781

Net asset value and offering price per share	$13.76		$11.74

Advisor Class Shares

Net Assets	$63,400,493	$10,024

Shares of capital stock outstanding	4,609,603	750.08

Net asset value and offering price per share	$13.75	$13.36

Class Z Shares

Net Assets		$10,024

Shares of capital stock outstanding		750.08

Net asset value and offering price per share		$13.36

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2020 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2020 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$7,739	$0

Dividends

Unaffiliated issuers (a)	10,952,117	26,080,069	11,049,168

Affiliated issuers	239,045	598,309	150,277

Other income	1,500	0	0

Total income	11,192,662	26,686,117	11,199,445

Expenses:

Management fee (see Note 2A)	5,191,443	11,951,384	6,343,584

Shareholder servicing fee (see Note 2B)	1,313,851	3,565,760	1,438,740

Custodian fee	175,444	262,106	273,916

Transfer Agent fee—Non-Retail Class	53,667	83,530	128,723

Transfer Agent fee—Class A	5,002	1,739	0

Transfer Agent fee—Class B	0	1	0

Transfer Agent fee—Class C	913	153	0

Transfer Agent fee—Advisor Class	0	0	0

Transfer Agent fee—Class Z	32,894	43,850	19,703

Distribution fees—Class A	4,628	1,877	0

Distribution fees—Class B	0	3	0

Distribution fees—Class C	3,305	636	0

Directors’ fees and expenses	28,692	65,978	26,375

Auditing and tax fees	24,881	54,127	23,408

Registration fees	37,014	40,109	14,665

Printing fees	23,334	20,712	29,040

Legal fees	17,456	40,951	16,637

Miscellaneous	32,482	47,772	77,599

Total expenses	6,945,006	16,180,688	8,392,390

Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2E)	(33,618)	(43,661)	(10,176)

Net expenses	6,911,388	16,137,027	8,382,214

Net investment income	4,281,274	10,549,090	2,817,231

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	(31,712,316)	(82,032,092)	(21,249,444)

Forward currency exchange contracts	(2,804,642)	(6,653,527)	3,015,496

Futures	(6,229,742)	(15,753,928)	(76,176)

Swaps	0	0	0

Foreign currency transactions	(2,015,352)	(6,097,347)	(1,457,035)

Net realized gain (loss) on investment and foreign currency transactions	(42,762,052)	(110,536,894)	(19,767,159)

Net change in unrealized appreciation/depreciation of:

Investments (c)	(203,304,110)	(492,295,966)	(192,735,079)

Forward currency exchange contracts	2,809,487	9,180,067	(1,402,300)

Futures	(27,594)	38,116	0

Swaps	0	0	0

Foreign currency denominated assets and liabilities	84,552	136,565	(101,984)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(200,437,665)	(482,941,218)	(194,239,363)

Net realized and unrealized loss on investment and foreign currency transactions	(243,199,717)	(593,478,112)	(214,006,522)

Net decrease in net assets resulting from operations	$(238,918,443)	$(582,929,022)	$(211,189,291)

(a) Net of foreign withholding taxes of $1,248,898, $2,962,640 and $1,645,865 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $439,101, $966,192 and $5,885 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c) Net of (increase) decrease in accrued foreign capital gains taxes of $454,177, $1,079,079 and $(4,308) for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

$1,692,910	$17,308,980	$86,915,250

0	0	0

67,773	0	0

0	0	0

1,760,683	17,308,980	86,915,250

304,888	2,777,238	10,923,251

101,630	609,640	2,532,915

43,205	98,059	139,810

9,839	13,341	58,356

0	11,459	49,408

0	0	2

0	1,558	8,411

0	5,897	60,434

0	0	64,795

0	97,540	310,724

0	0	6

0	52,087	207,547

4,188	27,349	125,306

3,344	23,074	92,061

12,519	11,398	94,535

1,588	10,858	88,852

2,680	15,823	78,857

10,553	25,291	60,771

494,434	3,780,612	14,896,041

(4,158)	0	0

490,276	3,780,612	14,896,041

1,270,407	13,528,368	72,019,209

102,941	494,971	12,267,001

0	0	0

0	0	0

(6,956)	(3,075,256)	(15,613,038)

0	0	0

95,985	(2,580,285)	(3,346,037)

(1,988,568)	(29,860,913)	(127,461,733)

0	0	0

0	0	0

(172,696)	(4,102,852)	(12,877,575)

0	0	0

(2,161,264)	(33,963,765)	(140,339,308)

(2,065,279)	(36,544,050)	(143,685,345)

$(794,872)	$(23,015,682)	$(71,666,136)

2020 Semi-Annual Report	29

Statement of Operations—for the six months ended March 31, 2020 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$25,261,499	$56,383,241	$2,748,698

Total income	25,261,499	56,383,241	2,748,698

Expenses:

Management fee (see Note 2A)	3,704,634	7,531,930	433,575

Shareholder servicing fee (see Note 2B)	815,877	1,726,709	113,875

Custodian fee	100,757	133,658	55,204

Transfer Agent fee—Non-Retail Class	18,810	87,614	9,695

Transfer Agent fee—Class A	20,946	125	16,541

Transfer Agent fee—Class B	0	0	5

Transfer Agent fee—Class C	4,575	0	1,974

Transfer Agent fee—Advisor Class	10,835	57	0

Transfer Agent fee—Class Z	0	1	0

Distribution fees—Class A	152,270	33	22,416

Distribution fees—Class B	0	0	7

Distribution fees—Class C	129,103	0	10,368

Directors’ fees and expenses	38,335	71,851	4,777

Registration fees	24,195	40,281	34,160

Auditing and tax fees	29,820	54,174	9,150

Legal fees	22,316	43,728	3,524

Printing fees	22,824	21,610	20,916

Miscellaneous	28,299	45,783	13,196

Total expenses	5,123,596	9,757,554	749,383

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	(5,706)

Net expenses	5,123,596	9,757,554	743,677

Net investment income	20,137,903	46,625,687	2,005,021

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	1,198,718	16,087,603	614,904

Forward currency exchange contracts	0	(1,632,573)	21,545

Futures	0	3,787,002	(109,899)

Swaps	(4,193,134)	(1,989,704)	92,673

Foreign currency transactions	0	2,045,978	96,597

Net realized gain (loss) on investment transactions	(2,994,416)	18,298,306	715,820

Net change in unrealized appreciation/depreciation of:

Investments (b)	(48,502,130)	(81,208,897)	(974,203)

Forward currency exchange contracts	0	(1,007,725)	(175,573)

Futures	0	31,277,921	1,631,228

Swaps	(3,340,763)	(13,089,469)	(616,342)

Foreign currency denominated assets and liabilities	0	(50,543)	0

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(51,842,893)	(64,078,713)	(134,890)

Net realized and unrealized gain (loss) on investment transactions	(54,837,309)	(45,780,407)	580,930

Net increase (decrease) in net assets resulting from operations	$(34,699,406)	$845,280	$2,585,951

(a) Net of foreign capital gains taxes of $0, $286,106 and $0 for the New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $160,754 and $0 for the New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2020 Semi-Annual Report	31

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$4,281,274	$21,035,753	$10,549,090	$49,744,876

Net realized gain (loss) on investment and foreign currency transactions	(42,762,052)	(57,539,360)	(110,536,894)	(155,637,336)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(200,437,665)	(33,346,662)	(482,941,218)	(57,761,010)

Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase (decrease) in net assets resulting from operations	(238,918,443)	(69,850,269)	(582,929,022)	(163,653,470)

Distributions to shareholders (a)	(23,540,244)	(69,495,153)	(47,509,936)	(51,208,202)

Capital-share transactions:

Net proceeds from sales of shares	34,336,022	100,534,838	77,352,524	244,949,089

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,530,937	66,712,565	38,819,203	42,388,672

Total proceeds from shares sold	54,866,959	167,247,403	116,171,727	287,337,761

Cost of shares redeemed	(116,327,914)	(175,391,195)	(218,317,289)	(365,621,413)

Net increase (decrease) in net assets from capital-share transactions	(61,460,955)	(8,143,792)	(102,145,562)	(78,283,652)

Net increase (decrease) in net assets	(323,919,642)	(147,489,214)	(732,584,520)	(293,145,324)

NET ASSETS:

Beginning of period	1,394,071,475	1,541,560,689	3,271,936,147	3,565,081,471

End of period	$1,070,151,833	$1,394,071,475	$2,539,351,627	$3,271,936,147

(a) See page 36 and 37 for share class information on dividend distributions for the International, Tax-Managed International, Emerging Markets and California Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

$2,817,231	$25,887,419	$1,270,407	$2,513,627	$13,528,368	$27,752,114

(19,767,159)	(47,651,320)	95,985	(18,181)	(2,580,285)	2,185,232

(194,239,363)	7,911,117	(2,161,264)	1,817,558	(33,963,765)	38,639,199

0	70,803	0	0	0	0

(211,189,291)	(13,781,981)	(794,872)	4,313,004	(23,015,682)	68,576,545

(22,100,317)	(91,037,206)	(1,267,355)	(2,508,353)	(13,516,932)	(27,884,379)

52,606,715	205,841,076	66,699,740	89,369,870	132,934,977	251,711,411

18,642,108	70,945,839	1,026,656	2,142,341	10,401,748	22,365,096

71,248,823	276,786,915	67,726,396	91,512,211	143,336,725	274,076,507

(108,266,469)	(226,873,188)	(64,528,779)	(90,373,727)	(142,210,995)	(279,403,332)

(37,017,646)	49,913,727	3,197,617	1,138,484	1,125,730	(5,326,825)

(270,307,254)	(54,905,460)	1,135,390	2,943,135	(35,406,884)	35,365,341

1,297,313,699	1,352,219,159	191,090,896	188,147,761	1,336,266,027	1,300,900,686

$1,027,006,445	$1,297,313,699	$192,226,286	$191,090,896	$1,300,859,143	$1,336,266,027

2020 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$72,019,209	$156,808,962	$20,137,903	$40,670,749

Net realized gain (loss) on investment transactions	(3,346,037)	(4,229,797)	(2,994,416)	1,129,110

Net change in unrealized appreciation/depreciation of investments	(140,339,308)	240,290,230	(51,842,893)	62,813,507

Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase (decrease) in net assets resulting from operations	(71,666,136)	392,869,395	(34,699,406)	104,613,366

Distributions to shareholders (a)	(71,476,834)	(157,310,966)	(19,672,397)	(40,706,640)

Capital-share transactions:

Net proceeds from sales of shares	777,324,728	1,776,519,252	167,441,359	290,002,495

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	54,973,717	128,247,819	15,182,606	32,240,255

Total proceeds from shares sold	832,298,445	1,904,767,071	182,623,965	322,242,750

Cost of shares redeemed	(968,699,787)	(2,747,582,845)	(192,085,804)	(375,907,447)

Net increase (decrease) in net assets from capital-share transactions	(136,401,342)	(842,815,774)	(9,461,839)	(53,664,697)

Net increase (decrease) in net assets	(279,544,312)	(607,257,345)	(63,833,642)	10,242,029

NET ASSETS:

Beginning of period	6,388,046,820	6,995,304,165	1,833,172,801	1,822,930,772

End of period	$6,108,502,508	$6,388,046,820	$1,769,339,159	$1,833,172,801

(a) See page 36 and 37 for share class information on dividend distributions for the Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO		SHORT DURATION PLUS PORTFOLIO

SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

$46,625,687	$96,909,559	$2,005,021	$4,518,577

18,298,306	55,461,039	715,820	1,198,352
(64,078,713)	150,492,620	(134,890)	3,428,967

0	33,244	0	0

845,280	302,896,462	2,585,951	9,145,896

(49,353,075)	(106,879,355)	(2,202,793)	(4,908,029)

281,398,577	379,432,489	59,870,554	117,048,284

36,688,130	81,451,447	1,810,181	4,125,292

318,086,707	460,883,936	61,680,735	121,173,576

(276,668,346)	(532,057,461)	(83,593,042)	(90,252,370)

41,418,361	(71,173,525)	(21,912,307)	30,921,206

(7,089,434)	124,843,582	(21,529,149)	35,159,073

3,416,488,731	3,291,645,149	251,891,757	216,732,684

$3,409,399,297	$3,416,488,731	$230,362,608	$251,891,757

2020 Semi-Annual Report	35

Statement of Changes in Net Assets (continued)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

International Class and Tax-Managed International Class, respectively	$(17,054,513)	$(52,502,914)	$(40,202,471)	$(43,586,547)

Class A	(56,718)	(158,641)	(19,844)	(39,012)

Class B	0	(77)	0	(20)

Class C	(4,235)	(26,508)	(629)	(1,323)

Class Z	(6,424,778)	(16,807,013)	(7,286,992)	(7,581,300)

	$(23,540,244)	$(69,495,153)	$(47,509,936)	$(51,208,202)

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

Emerging Markets Class	$(18,666,186)	$(78,152,549)

Class Z	(3,434,131)	(12,884,657)

	$(22,100,317)	$(91,037,206)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

Municipal Class	$(12,326,317)	$(25,801,371)	$(57,511,512)	$(125,152,990)

Class A	(715,631)	(1,333,213)	(2,557,744)	(4,858,512)

Class B	0	0	(7)	(84)

Class C	(56,453)	(141,286)	(272,401)	(718,042)

Advisor Class	(418,531)	(608,509)	(3,514,112)	(7,374,729)

Class Z	0	0	(7,621,058)	(19,206,609)

	$(13,516,932)	$(27,884,379)	$(71,476,834)	$(157,310,966)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

Municipal Class	$(17,626,475)	$(36,768,289)

Class A	(1,193,809)	(2,499,757)

Class C	(156,620)	(392,368)

Advisor Class	(695,493)	(1,046,226)

	$(19,672,397)	$(40,706,640)

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

Intermediate Duration Portfolio	$(49,352,654)	$(106,879,241)

Class A	(217)	(28	)(a)

Advisor Class	(74)	(33	)(a)

Class Z	(130)	(53	)(a)

	$(49,353,075)	$(106,879,355)

(a) Commenced distribution on July 23, 2019.

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

Short Duration Plus Class	$(2,073,720)	$(4,471,793)

Class A	(117,718)	(398,772)

Class B	(6)	(102)

Class C	(11,349)	(37,362)

	$(2,202,793)	$(4,908,029)

See Notes to Financial Statements.

2020 Semi-Annual Report	37

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$16.10	$17.77	$18.11	$15.72	$14.68		$15.86

Income from investment operations:

Investment income, net (a)(b)	0.05	0.23	0.23	0.21	0.25	(c)	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(1.10)	(0.37)	2.45	1.01		(1.04)

Total from investment operations	(2.86)	(0.87)	(0.14)	2.66	1.26		(0.85)

Less dividends and distributions:

Dividends from net investment income	(0.27)	(0.27)	(0.20)	(0.27)	(0.22)		(0.33)

Distributions from net realized gain on investment transactions	0	(0.53)	0	0	0		0

Total dividends and distributions	(0.27)	(0.80)	(0.20)	(0.27)	(0.22)		(0.33)

Net asset value, end of period	$12.97	$16.10	$17.77	$18.11	$15.72		$14.68

Total return (d)	(18.17)%	(4.47)%	(0.78)%	17.27%	8.63%	(c)	(5.46)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$ 804,620	$1,063,680	$1,172,933	$1,321,390	$1,355,337		$1,454,581

Average net assets (000 omitted)	$1,051,081	$1,062,475	$1,255,011	$1,326,123	$1,418,373		$1,569,703

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.06% (e)	1.06%	1.08%	1.16%	1.16%		1.16% (f)

Expenses, before waivers/reimbursements	1.06% (e)	1.06%	1.10%	1.21%	1.20%		1.21% (f)

Net investment income (b)	0.56% (e)	1.46%	1.25%	1.32%	1.66%	(c)	1.21% (f)

Portfolio turnover rate	21%	47%	45%	82%	77%		80%

See Footnote Summary on page 47.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$16.71		$17.77	$18.15	$15.79	$14.75		$15.93

Income from investment operations:

Investment income, net (a)(b)	0.05		0.24	0.24	0.22	0.25	(c)	0.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.05)		(1.05)	(0.37)	2.41	1.02		(1.03)

Total from investment operations	(3.00)		(0.81)	(0.13)	2.63	1.27		(0.83)

Less dividends:

Dividends from net investment income	(0.24)		(0.25)	(0.25)	(0.27)	(0.23)		(0.35)

Net asset value, end of period	$13.47		$16.71	$17.77	$18.15	$15.79		$14.75

Total return (d)	(18.28)%		(4.44)%	(0.77)%	17.02%	8.65%	(c)	(5.32)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,187,091		$2,840,359	$3,112,837	$3,285,902	$3,247,504		$3,565,820

Average net assets (000 omitted)	$2,852,608		$2,828,864	$3,267,732	$3,225,527	$3,404,447		$3,748,062

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.01%	(e)	1.01%	1.03%	1.11%	1.11%		1.11%	(f)

Expenses, before waivers/reimbursements	1.01%	(e)	1.02%	1.04%	1.16%	1.16%		1.16%	(f)

Net investment income (b)	0.61%	(e)	1.50%	1.31%	1.38%	1.68%	(c)	1.29%	(f)

Portfolio turnover rate	21%		48%	46%	78%	69%		76%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2020 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$26.03	$28.39	$31.25	$26.21		$22.77		$28.47

Income from investment operations:

Investment income, net (a)(b)	0.05	0.51	0.28	0.19		0.15	(c)	0.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.34)	(0.95)	(2.90)	5.00		3.86		(4.98)

Contributions from affiliates	0	0.00 (g)	0.00 (g)	0.00	(g)	0		0

Total from investment operations	(4.29)	(0.44)	(2.62)	5.19		4.01		(4.75)

Less dividends and distributions:

Dividends from net investment income	(0.44)	(0.33)	(0.17)	(0.15)		(0.16)		(0.36)

Distributions from net realized gain on investment transactions	0	(1.59)	(0.07)	0		(0.41)		(0.61)

Total dividends and distributions	(0.44)	(1.92)	(0.24)	(0.15)		(0.57)		(0.97)

Portfolio transaction fee	0	0	0	0		0		0.02

Net asset value, end of period	$21.30	$26.03	$28.39	$31.25		$26.21		$22.77

Total return (d)(h)	(16.87)%	(0.91)%	(8.46)% (i)	19.96%	(i)	18.04%	(c)	(17.20)% (j)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$ 881,599	$1,120,427	$1,174,312	$1,308,216		$1,215,605		$1,110,925

Average net assets (000 omitted)	$1,150,992	$1,123,274	$1,316,137	$1,233,869		$1,137,202		$1,279,187

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.29% (e)	1.30%	1.33%	1.46%		1.48%		1.44% (f)

Expenses, before waivers/reimbursements	1.29% (e)	1.30%	1.33%	1.48%		1.52%		1.49% (f)

Net investment income (b)	0.39% (e)	1.96%	0.86%	0.69%		0.63%	(c)	0.84% (f)

Portfolio turnover rate	39%	92%	65%	63%		71%		54%

See Footnote Summary on page 47.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$12.63		$12.50		$12.60	$12.60	$12.60		$12.62

Income from investment operations

Investment income, net (a)	0.08	(b)	0.17	(b)	0.12 (b)	0.06	0.06	(b)(c)	0.03

Net realized and unrealized gain (loss) on investment transactions	(0.11)		0.13		(0.10)	0.01	0.01		(0.01)

Total from investment operations	(0.03)		0.30		0.02	0.07	0.07		0.02

Less: Dividends and Distributions

Dividends from net investment income	(0.08)		(0.17)		(0.12)	(0.06)	(0.06)		(0.04)

Distributions from net realized gain on investment transactions	0		0		0	(0.01)	(0.01)		(0.00	)(g)

Total dividends and distributions	(0.08)		(0.17)		(0.12)	(0.07)	(0.07)		(0.04)

Net asset value, end of period	$12.52		$12.63		$12.50	$12.60	$12.60		$12.60

Total return (d)	(0.25)%		2.41%		0.18%	0.58%	0.55%	(c)	0.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$192,226		$191,091		$188,148	$203,306	$148,489		$189,677

Average net assets (000 omitted)	$203,259		$186,888		$199,804	$169,137	$164,757		$218,232

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.48%	(e)	0.50%		0.52%	0.61%	0.65%		0.63%	(f)

Expenses, before waivers/reimbursements	0.49%	(e)	0.50%		0.52%	0.61%	0.65%		0.63%	(f)

Net investment income	1.25%	(b)(e)	1.34%	(b)	0.97% (b)	0.52%	0.48%	(b)(c)	0.27%	(f)

Portfolio turnover rate	21%		57%		58%	44%	42%		25%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2020 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$14.44	$13.99	$14.32	$14.59	$14.40		$14.49

Income from investment operations:

Investment income, net (a)	0.15	0.31	0.31	0.30	0.31	(c)	0.32

Net realized and unrealized gain (loss) on investment transactions	(0.40)	0.45	(0.33)	(0.27)	0.18		(0.09)

Total from investment operations	(0.25)	0.76	(0.02)	0.03	0.49		0.23

Less dividends:

Dividends from net investment income	(0.14)	(0.31)	(0.31)	(0.30)	(0.30)		(0.32)

Net asset value, end of period	$14.05	$14.44	$13.99	$14.32	$14.59		$14.40

Total return (d)	(1.70)%	5.50%	(0.13)%	0.23%	3.46%	(c)	1.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,168,621	$1,212,947	$1,189,754	$1,150,520	$1,119,516		$1,036,742

Average net assets (000 omitted)	$1,219,279	$1,181,680	$1,177,686	$1,118,392	$1,080,590		$1,007,317

Ratio to average net assets of:

Expenses	0.54% (e)	0.55%	0.55%	0.57%	0.63%		0.63%	(f)

Net investment income	2.02% (e)	2.17%	2.19%	2.10%	2.10%	(c)	2.22%	(f)

Portfolio turnover rate	7%	24%	38%	17%	12%		16%

See Footnote Summary on page 47.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$14.57	$14.05	$14.43	$14.67	$14.47		$14.53

Income from investment operations:

Investment income, net (a)	0.17	0.34	0.31	0.29	0.29	(c)	0.30

Net realized and unrealized gain (loss) on investment transactions	(0.34)	0.52	(0.38)	(0.24)	0.20		(0.06)

Total from investment operations	(0.17)	0.86	(0.07)	0.05	0.49		0.24

Less dividends:

Dividends from net investment income	(0.16)	(0.34)	(0.31)	(0.29)	(0.29)		(0.30)

Net asset value, end of period	$14.24	$14.57	$14.05	$14.43	$14.67		$14.47

Total return (d)	(1.13)%	6.21%	(0.45)%	0.37%	3.40%	(c)	1.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$4,914,206	$4,989,558	$5,479,314	$5,377,573	$5,276,927		$4,860,803

Average net assets (000 omitted)	$5,065,830	$5,238,466	$5,511,547	$5,274,036	$5,048,509		$4,800,047

Ratio to average net assets of:

Expenses	0.47% (e)	0.47%	0.46%	0.49%	0.54%		0.55%	(f)

Net investment income	2.29% (e)	2.38%	2.20%	2.02%	1.98%	(c)	2.09%	(f)

Portfolio turnover rate	11%	22%	23%	25%	11%		15%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2020 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$14.18	$13.68	$14.07	$14.34	$14.10		$14.17

Income from investment operations:

Investment income, net (a)	0.16	0.32	0.31	0.30	0.32	(c)	0.34

Net realized and unrealized gain (loss) on investment transactions	(0.43)	0.50	(0.39)	(0.27)	0.24		(0.07)

Contributions from affiliates	0	0	0.00 (g)	0	0		0

Total from investment operations	(0.27)	0.82	(0.08)	0.03	0.56		0.27

Less dividends:

Dividends from net investment income	(0.15)	(0.32)	(0.31)	(0.30)	(0.32)		(0.34)

Net asset value, end of period	$13.76	$14.18	$13.68	$14.07	$14.34		$14.10

Total return (d)	(1.89)%	6.03%	(0.57)%	0.29%	3.90%	(c)	1.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,563,609	$1,629,139	$1,631,011	$1,595,536	$1,560,549		$1,445,775

Average net assets (000 omitted)	$1,631,755	$1,619,580	$1,621,380	$1,557,199	$1,504,287		$1,444,292

Ratio to average net assets of:

Expenses	0.53% (e)	0.53%	0.53%	0.56%	0.61%		0.61%	(f)

Net investment income	2.21% (e)	2.27%	2.23%	2.12%	2.23%	(c)	2.42%	(f)

Portfolio turnover rate	9%	18%	23%	23%	17%		17%

See Footnote Summary on page 47.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.54	$12.76	$13.23	$13.63	$13.41		$13.72

Income from investment operations:

Investment income, net (a)	0.18	0.38	0.30	0.30	0.36	(c)	0.34

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.17)	0.83	(0.45)	(0.21)	0.46		0.01

Contributions from affiliates	0	0.00 (g)	0	0.00 (g)	0		0.00	(g)

Total from investment operations	0.01	1.21	(0.15)	0.09	0.82		0.35

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.43)	(0.32)	(0.34)	(0.42)		(0.40)

Distributions from net realized gain on investment transactions	0	0	0	(0.15)	(0.18)		(0.26)

Total dividends and distributions	(0.19)	(0.43)	(0.32)	(0.49)	(0.60)		(0.66)

Net asset value, end of period	$13.36	$13.54	$12.76	$13.23	$13.63		$13.41

Total return (d)(h)	0.03%	9.70%	(1.14)%	0.71%	6.33%	(c)	2.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,409,315	$3,416,459	$3,291,645	$3,363,353	$3,443,945		$3,446,978

Average net assets (000 omitted)	$3,453,418	$3,289,133	$3,339,472	$3,350,914	$3,395,239		$3,575,822

Ratio to average net assets of:

Expenses	0.57% (e)	0.57%	0.57%	0.59%	0.59%		0.59%	(f)

Net investment income	2.70% (e)	2.95%	2.34%	2.27%	2.67%	(c)	2.49%	(f)

Portfolio turnover rate (k)	33%	62%	201%	230%	146%		249%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2020 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.74		$11.53		$11.68		$11.75		$11.74		$11.74

Income from investment operations:

Investment income, net (a)	0.10		0.22	(b)	0.15	(b)	0.09	(b)	0.09	(b)(c)	0.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02		0.23		(0.13)		(0.05)		0.02		0.02

Contributions from affiliates	0		0		0		0.00	(g)	0		0

Total from investment operations	0.12		0.45		0.02		0.04		0.11		0.08

Less dividends:

Dividends from net investment income	(0.11)		(0.24)		(0.17)		(0.11)		(0.10)		(0.08)

Net asset value, end of period	$11.75		$11.74		$11.53		$11.68		$11.75		$11.74

Total return (d)(h)	1.00%		3.96%		0.18%		0.37%		0.96%	(c)	0.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$208,350		$229,120		$188,523		$224,323		$313,720		$262,551

Average net assets (000 omitted)	$227,749		$213,653		$207,677		$266,909		$281,499		$291,134

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.56%	(e)	0.56%		0.60%		0.66%		0.65%		0.64%	(f)

Expenses, before waivers/reimbursements	0.56%	(e)	0.56%		0.60%		0.66%		0.65%		0.64%	(f)

Net investment income	1.66%	(e)	1.93%	(b)	1.30%	(b)	0.75%	(b)	0.73%	(b)(c)	0.50%	(f)

Portfolio turnover rate	23%		39%		85%	(k)	64%	(k)	76%	(k)	86%	(k)

See Footnote Summary on page 47.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	$0.002	0.01%	0.01%
Emerging Markets	$0.007	0.03%	0.03%
Short Duration Diversified Municipal	$0.005	0.04%	0.04%
California Municipal	$0.001	0.01%	0.01%
Diversified Municipal	$0.001	0.004%	0.004%
New York Municipal	$0.001	0.01%	0.01%
Intermediate Duration	$0.001	0.01%	0.01%
Short Duration Plus	$0.004	0.03%	0.03%

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	The ratio includes expenses attributable to costs of proxy solicitation.
(g)	Amount is less than $.005.
(h)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the year ended September 30, 2018 by 0.03% and the Intermediate Duration Portfolio for the year ended September 30, 2016 by 0.03% and the Short Duration Plus Portfolio for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%, respectively.
(i)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(j)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the year ending September 30, 2015 without taking into account these transaction fees would have been (18.03)%.
(k)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

2020 Semi-Annual Report	47

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED

International	International Class*, Class A, Class C and Class Z

Tax-Managed International	Tax-Managed International Class*, Class A, Class B**, Class C and Class Z

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class B**, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A, Class B** and Class C

*	Bernstein Class

**	All outstanding Class B shares were converted to Class A shares on November 7, 2019

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Effective July 2, 2018, Diversified Municipal Portfolio commenced offering of Class Z shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

48	Sanford C. Bernstein Fund, Inc.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances.

2020 Semi-Annual Report	49

Notes to Financial Statements (continued)

Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

50	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2020:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Information Technology	$33,215,018	$141,941,990		$0	$175,157,008

Financials	3,486,775	150,224,586		0	153,711,361

Consumer Staples	19,838,801	122,338,542		0	142,177,343

Industrials	15,804,301	110,458,736		0	126,263,037

Health Care	8,822,677	109,581,752		199,406	118,603,835

Consumer Discretionary	13,639,228	79,174,597		0	92,813,825

Communication Services	3,969,139	59,899,297		0	63,868,436

Materials	6,497,380	46,718,025		0	53,215,405

Energy	0	37,128,671		0	37,128,671

Utilities	0	36,806,998		0	36,806,998

Real Estate	0	22,083,671		0	22,083,671

Short-Term Investments	37,770,312	0		0	37,770,312

Total Investments in Securities	143,043,631	916,356,865	(a)	199,406	1,059,599,902

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	14,290,920		0	14,290,920

Liabilities:

Forward Currency Exchange Contracts	0	(12,096,924)		0	(12,096,924)

Total	$143,043,631	$918,550,861		$199,406	$1,061,793,898

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Information Technology	$79,619,358	$332,361,633		$0	$411,980,991

Financials	8,218,860	355,191,635		0	363,410,495

Consumer Staples	44,263,024	292,571,560		0	336,834,584

Industrials	38,556,701	260,184,132		0	298,740,833

Health Care	20,659,141	261,522,018		490,186	282,671,345

Consumer Discretionary	33,934,359	185,571,327		0	219,505,686

Communication Services	8,924,668	141,324,699		0	150,249,367

Materials	15,444,444	111,925,479		0	127,369,923

Energy	0	88,060,119		0	88,060,119

Utilities	0	85,673,491		0	85,673,491

Real Estate	0	52,524,799		0	52,524,799

Short-Term Investments	99,888,231	0		0	99,888,231

Total Investments in Securities	349,508,786	2,166,910,892	(a)	490,186	2,516,909,864

Other Financial Instruments (b):
Assets:

Forward Currency Exchange Contracts	0	37,829,321		0	37,829,321

Liabilities:

Forward Currency Exchange Contracts	0	(32,784,664)		0	(32,784,664)

Total	$349,508,786	$2,171,955,549		$490,186	$2,521,954,521

2020 Semi-Annual Report	51

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$31,886,461	$143,059,235	$0	$174,945,696

Information Technology	31,716,531	143,119,939	0	174,836,470

Consumer Discretionary	45,575,711	90,377,826	0	135,953,537

Consumer Staples	18,688,194	87,676,255	0	106,364,449

Communication Services	23,375,781	74,040,025	0	97,415,806

Materials	10,281,185	58,554,719	0	68,835,904

Industrials	5,513,648	46,058,136	0	51,571,784

Real Estate	3,397,031	45,659,762	0	49,056,793

Energy	33,378,700	15,394,144	0	48,772,844

Health Care	6,383,629	23,102,161	0	29,485,790

Utilities	12,730,843	14,701,027	0	27,431,870

Equity Linked Notes	0	24,196,066	0	24,196,066

Short-Term Investments	39,613,701	0	0	39,613,701

Total Investments in Securities	262,541,415	765,939,295 (a)	0	1,028,480,710

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	11,711,246	0	11,711,246

Liabilities:

Forward Currency Exchange Contracts	0	(12,877,032)	0	(12,877,032)

Total	$262,541,415	$764,773,509	$0	$1,027,314,924

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$186,766,905	$0	$186,766,905

Short-Term Municipal Notes	0	11,392,089	0	11,392,089

Investment Companies	5,959,747	0	0	5,959,747

Total Investments in Securities	5,959,747	198,158,994	0	204,118,741

Other Financial Instruments (b):

Assets:

Centrally Cleared Interest Rate Swaps	0	221,803	0	221,803	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(284,356)	0	(284,356	)(c)

Inflation (CPI) Swaps	0	(144,928)	0	(144,928)

Interest Rate Swaps	0	(51,356)	0	(51,356)

Total	$5,959,747	$197,900,157	$0	$203,859,904

52	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,258,922,710	$0	(d)	$1,258,922,710

Short-Term Investments	0	13,009,619	0		13,009,619

Governments—Treasuries	0	29,410,417	0		29,410,417

Collateralized Mortgage Obligations	0	312,686	0		312,686

Total Investments in Securities	0	1,301,655,432	0		1,301,655,432

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	280,206	0		280,206	(c)

Centrally Cleared Interest Rate Swaps	0	2,058,304	0		2,058,304	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(4,805,771)	0		(4,805,771	)(c)

Credit Default Swaps	0	(1,044,316)	0		(1,044,316)

Inflation (CPI) Swaps	0	(2,030,088)	0		(2,030,088)

Interest Rate Swaps	0	(1,097,509)	0		(1,097,509)

Total	$0	$1,295,016,258	$0		$1,295,016,258

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$5,849,032,410	$0		$5,849,032,410

Short-Term Municipal Notes	0	49,208,885	0		49,208,885

Governments—Treasuries	0	118,929,307	0		118,929,307

Corporates—Investment Grade	0	46,181,442	0		46,181,442

Agencies	0	28,022,442	0		28,022,442

Collateralized Mortgage Obligations	0	1,482,385	0		1,482,385

Total Investments in Securities	0	6,092,856,871	0		6,092,856,871

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	1,529,737	0		1,529,737	(c)

Centrally Cleared Interest Rate Swaps	0	12,259,249	0		12,259,249	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(21,023,856)	0		(21,023,856	)(c)

Credit Default Swaps	0	(4,366,031)	0		(4,366,031)

Inflation (CPI) Swaps	0	(10,467,519)	0		(10,467,519)

Interest Rate Swaps	0	(5,061,205)	0		(5,061,205)

Total	$0	$6,065,727,246	$0		$6,065,727,246

2020 Semi-Annual Report	53

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,747,871,104	$0	$1,747,871,104

Short-Term Municipal Notes	0	6,259,823	0	6,259,823

Governments—Treasuries	0	25,169,275	0	25,169,275

Collateralized Mortgage Obligations	0	427,301	0	427,301

Total Investments in Securities	0	1,779,727,503	0	1,779,727,503

Other Financial Instruments (b):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	407,860	0	407,860	(c)

Centrally Cleared Interest Rate Swaps	0	6,916,385	0	6,916,385	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(6,627,366)	0	(6,627,366	)(c)

Credit Default Swaps	0	(1,458,287)	0	(1,458,287)

Inflation (CPI) Swaps	0	(2,106,437)	0	(2,106,437)

Interest Rate Swaps	0	(1,503,486)	0	(1,503,486)

Total	$0	$1,775,356,172	$0	$1,775,356,172

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporates—Investment Grade	$0	$876,106,415	$0	$876,106,415

Governments—Treasuries	0	777,888,073	0	777,888,073

Mortgage Pass-Throughs	0	602,415,619	0	602,415,619

Commercial Mortgage-Backed Securities	0	286,732,860	0	286,732,860

Inflation-Linked Securities	0	250,361,908	0	250,361,908

Collateralized Mortgage Obligations	0	182,767,714	0	182,767,714

Asset-Backed Securities	0	116,481,125	0	116,481,125

Agencies	0	105,350,648	0	105,350,648

Corporates—Non-Investment Grade	0	51,908,162	0	51,908,162

Local Governments—US Municipal Bonds	0	23,970,035	0	23,970,035

Quasi-Sovereigns	0	13,477,045	0	13,477,045

Collateralized Loan Obligations	0	9,194,971	0	9,194,971

Emerging Markets—Corporate Bonds	0	7,351,606	0	7,351,606

Governments—Sovereign Bonds	0	3,465,000	0	3,465,000

Common Stocks	0	0	2,746,647	2,746,647

Emerging Markets—Sovereigns	0	1,962,242	0	1,962,242

Short-Term Investments:

Governments—Treasuries	0	35,180,387	0	35,180,387

Short-Term Municipal Notes	0	21,120,426	0	21,120,426

Total Investments in Securities	0	3,365,734,236	2,746,647	3,368,480,883

Other Financial Instruments (b):

Assets:

Futures	26,899,756	0	0	26,899,756	(c)

Forward Currency Exchange Contracts	0	1,863,961	0	1,863,961

Centrally Cleared Interest Rate Swaps	0	5,290,589	0	5,290,589	(c)

Credit Default Swaps	0	8,255,982	0	8,255,982

54	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Liabilities:

Futures	$(4,101)	$0	$0	$(4,101	)(c)

Forward Currency Exchange Contracts	0	(3,413,948)	0	(3,413,948)

Centrally Cleared Credit Default Swaps	0	(405,960)	0	(405,960	)(c)

Centrally Cleared Interest Rate Swaps	0	(5,224,834)	0	(5,224,834	)(c)

Credit Default Swaps	0	(37,665,311)	0	(37,665,311)

Total	$26,895,655	$3,334,434,715	$2,746,647	$3,364,077,017	(e)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$135,299,173	$0	$135,299,173

Inflation-Linked Securities	0	23,774,008	0	23,774,008

Commercial Mortgage-Backed Securities	0	14,408,532	0	14,408,532

Corporates—Investment Grade	0	13,260,245	0	13,260,245

Collateralized Mortgage Obligations	0	10,779,396	0	10,779,396

Agencies	0	10,629,244	0	10,629,244

Asset-Backed Securities	0	9,051,453	0	9,051,453

Mortgage Pass-Throughs	0	3,559,218	0	3,559,218

Local Governments—US Municipal Bonds	0	679,300	0	679,300

Quasi-Sovereigns	0	522,417	0	522,417

Collateralized Loan Obligations	0	471,499	0	471,499

Short-Term Investments:

Governments—Treasuries	0	2,781,034	0	2,781,034

Short-Term Municipal Notes	0	1,393,909	0	1,393,909

Total Investments in Securities	0	226,609,428	0	226,609,428

Other Financial Instruments (b):

Assets:

Futures	1,515,169	0	0	1,515,169	(c)

Credit Default Swaps	0	369,025	0	369,025

Liabilities:

Futures	(24,756)	0	0	(24,756	)(c)

Forward Currency Exchange Contracts	0	(153,065)	0	(153,065)

Credit Default Swaps	0	(1,599,480)	0	(1,599,480)

Total	$1,490,413	$225,225,908	$0	$226,716,321	(f)

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

2020 Semi-Annual Report	55

Notes to Financial Statements (continued)

(d)	The Portfolio held securities with zero market value at period end.

(e)

Amounts of $42,233,344 and $1,539,790 for Asset-Backed Securities and Collateralized Mortgage Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

(f)

The amount of $2,696,884 for Asset-Backed Securities was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

56	Sanford C. Bernstein Fund, Inc.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

2020 Semi-Annual Report	57

Notes to Financial Statements (continued)

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Tax-Managed International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

During the year ended September 30, 2019, the Adviser reimbursed the Emerging Markets Portfolio and the Intermediate Duration Portfolio $70,803 and 33,244, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

58	Sanford C. Bernstein Fund, Inc.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2020, the compensation retained by ABIS amounted to: International Portfolio, $32,894; Tax-Managed International Portfolio, $43,850; Emerging Markets Portfolio, $18,450; California Municipal Portfolio, $9,056; Diversified Municipal Portfolio, $92,612; New York Municipal Portfolio, $10,825; Intermediate Duration Portfolio $3,130 and Short Duration Plus Portfolio, $8,584.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2020, such waivers amounted to $18,004 and $4,558, respectively.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the six months ended March 31, 2020, such waiver amounted to $5,706. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class C	$1,461,646	$1,237,578	$1,333,529	$3,241,325	$2,398,343	$1,030,358

2020 Semi-Annual Report	59

Notes to Financial Statements (continued)

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The International Portfolio, the Tax Managed International Portfolio, the Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2020, such waivers amounted to:

PORTFOLIO	AMOUNT
International	$15,614
Tax-Managed International	39,103
Emerging Markets	10,176
Short Duration Diversified Municipal	4,158

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2020 is as follows:

PORTFOLIO	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)
International	$17,945	$156,918	$137,093	$37,770	$239
Tax-Managed International	48,727	308,174	257,013	99,888	598
Emerging Markets	11,747	209,327	181,460	39,614	150
Short Duration Diversified Municipal	0	87,957	81,997	5,960	68

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase.

60	Sanford C. Bernstein Fund, Inc.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the six months ended March 31, 2020, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS C
International	$29	$12	$0

Tax-Managed International	0	5	0

California Municipal	58	0	138

Diversified Municipal	103	7,777	12

New York Municipal	0	0	48

Intermediate Duration	44	0	N/A

Short Duration Plus	59	113	0

NOTE	3. Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2020, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$278,573,266	$0	$381,102,150	$0

Tax-Managed International	645,490,114	0	838,068,981	0

Emerging Markets	490,861,442	0	556,231,075	0

Short Duration Diversified Municipal	69,428,203	0	39,830,929	0

California Municipal	106,784,213	14,175,028	92,923,878	3,519,727

Diversified Municipal	621,192,561	53,336,812	824,588,339	23,307,813

New York Municipal	149,189,365	49,323,989	119,504,406	39,259,217

Intermediate Duration	405,329,214	756,940,984	247,506,863	857,596,580

Short Duration Plus	8,761,479	45,609,817	15,929,098	54,441,675

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
International	$117,756,477	$(205,698,443)	$(87,941,966)

Tax-Managed International	268,239,793	(515,666,254)	(247,426,461)

Emerging Markets	74,751,482	(231,632,855)	(156,881,373)

Short Duration Diversified Municipal	1,143,834	(2,429,993)	(1,286,159)

California Municipal	36,854,382	(21,165,010)	15,689,372

Diversified Municipal	203,812,547	(85,519,671)	118,292,876

New York Municipal	54,333,407	(34,288,385)	20,045,022

Intermediate Duration	181,144,525	(131,777,262)	49,367,263

Short Duration Plus	5,029,708	(3,452,110)	1,577,598

2020 Semi-Annual Report	61

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2020, the International Portfolio and Tax-Managed International Portfolio held futures for non-hedging purposes, the Emerging Markets Portfolio held futures for hedging purposes, and the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

62	Sanford C. Bernstein Fund, Inc.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2020, the International Portfolio and Tax-Managed International Portfolio held forward currency exchange contracts for non-hedging purposes, the Emerging Markets Portfolio and Short Duration Plus Portfolio held foreign currency exchange contracts for hedging purposes, and the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To

2020 Semi-Annual Report	63

Notes to Financial Statements (continued)

help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2020, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes and the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2020, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to

64	Sanford C. Bernstein Fund, Inc.

enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2020, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held credit default swaps for non-hedging purposes and the Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2020, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$14,290,920	Unrealized depreciation on forward currency exchange contracts	$12,096,924

Total		$14,290,920		$12,096,924

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(6,229,742)	$(27,594)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(2,804,642)	2,809,487

Total		$(9,034,384)	$2,781,893

2020 Semi-Annual Report	65

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$37,829,321	Unrealized depreciation on forward currency exchange contracts	$32,784,664

Total		$37,829,321		$32,784,664

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(15,753,928)	$38,116

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,653,527)	9,180,067

Total		$(22,407,455)	$9,218,183

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$11,711,246	Unrealized depreciation on forward currency exchange contracts	$12,877,032

Total		$11,711,246		$12,877,032

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(76,176)	$0

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	3,015,496	(1,402,300)

Total		$2,939,320	$(1,402,300)

66	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$221,803	*	Receivable/Payable for variation margin on centrally cleared swaps	$284,356	*
Interest rate contracts				Unrealized depreciation on inflation swaps	144,928
Interest rate contracts				Unrealized depreciation on interest rate swaps	51,356

Total		$221,803			$480,640

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(6,956)	$(172,696)

Total		$(6,956)	$(172,696)

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,338,510	*	Receivable/Payable for variation margin on centrally cleared swaps	$4,800,396	*

Interest rate contracts				Unrealized depreciation on inflation swaps	2,030,088

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,097,509

Credit contracts				Market value on credit default swaps	1,044,316

Total		$2,338,510			$8,972,309

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Semi-Annual Report	67

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(3,152,887)	$(3,450,762)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	77,631	(652,090)

Total		$(3,075,256)	$(4,102,852)

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$13,788,986	*	Receivable/Payable for variation margin on centrally cleared swaps	$20,989,934	*

Interest rate contracts				Unrealized depreciation on inflation swaps	10,467,519

Interest rate contracts				Unrealized depreciation on interest rate swaps	5,061,205

Credit contracts				Market value on credit default swaps	4,366,031

Total		$13,788,986			$40,884,689

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(15,741,539)	$(10,151,698)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	128,501	(2,725,877)

Total		$(15,613,038)	$(12,877,575)

68	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$7,324,245	*	Receivable/Payable for variation margin on centrally cleared swaps	$6,627,366	*

Interest rate contracts				Unrealized depreciation on inflation swaps	2,106,437

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,503,486

Credit contracts				Market value on credit default swaps	1,458,287

Total		$7,324,245			$11,695,576

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,301,421)	$(2,430,299)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	108,287	(910,464)

Total		$(4,193,134)	$(3,340,763)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$26,899,756	*	Receivable/Payable for variation margin on futures	$4,101	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	180,918	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,289,223	*	Receivable/Payable for variation margin on centrally cleared swaps	5,224,867	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,863,961		Unrealized depreciation on forward currency exchange contracts	3,413,948

Credit contracts	Market value on credit default swaps	8,255,982		Market value on credit default swaps	37,665,311

Total		$42,308,922			$46,489,145

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Semi-Annual Report	69

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,787,002	$31,277,921

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,632,573)	(1,007,725)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(235,999)	1,789,234

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,753,705)	(14,878,703)

Total		$164,725	$17,180,727

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$1,515,169	*	Receivable/Payable for variation margin on futures	$24,756	*

Foreign currency contracts				Unrealized depreciation on forward currency exchange contracts	153,065

Credit contracts	Market value on credit default swaps	369,025		Market value on credit default swaps	1,599,480

Total		$1,884,194			$1,777,301

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(109,899)	$1,631,228

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	21,545	(175,573)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	92,673	(616,342)

Total		$4,319	$839,313

70	Sanford C. Bernstein Fund, Inc.

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2020:

INTERNATIONAL PORTFOLIO

Futures:

Average notional amount of buy contracts	$26,577,106	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$387,519,377

Average principal amount of sale contracts	$376,222,625

(a)	Positions were open for five months during the period.

TAX-MANAGED INTERNATIONAL PORTFOLIO

Futures:

Average notional amount of buy contracts	$69,024,266	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$914,684,102

Average principal amount of sale contracts	$894,296,072

(a)	Positions were open for five months during the period.

EMERGING MARKETS PORTFOLIO

Futures:

Average notional amount of buy contracts	$12,408,294	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$296,201,024

Average principal amount of sale contracts	$280,046,185

(a)	Positions were open for one month during the period.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$1,160,000

Inflation Swaps:

Average notional amount	$9,000,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$5,595,714

Centrally Cleared Inflation Swaps:

Average notional amount	$4,205,714

2020 Semi-Annual Report	71

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$24,790,000

Inflation Swaps:

Average notional amount	$126,160,714

Centrally Cleared Interest Rate Swaps:

Average notional amount	$86,409,429

Centrally Cleared Inflation Swaps:

Average notional amount	$76,528,571

Credit Default Swaps:

Average notional amount of sale contracts	$4,730,000

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$114,320,000

Inflation Swaps:

Average notional amount	$658,802,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$321,122,857

Centrally Cleared Inflation Swaps:

Average notional amount	$328,217,143

Credit Default Swaps:

Average notional amount of sale contracts	$19,775,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$61,548,750	(a)

(a)	Positions were open for four months during the period.

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$33,960,000

Inflation Swaps:

Average notional amount	$144,760,143

Centrally Cleared Interest Rate Swaps:

Average notional amount	$165,617,143

Centrally Cleared Inflation Swaps:

Average notional amount	$108,181,429

Credit Default Swaps:

Average notional amount of sale contracts	$6,605,000

72	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$381,632,567

Average notional amount of sale contracts	$102,713,891

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$48,416,125

Average principal amount of sale contracts	$212,871,519

Centrally Cleared Interest Rate Swaps:

Average notional amount	$410,455,632

Credit Default Swaps:

Average notional amount of buy contracts	$61,546,857

Average notional amount of sale contracts	$164,257,857

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$50,370,000	(a)

Average notional amount of sale contracts	$108,635,000	(b)

(a)	Positions were open for four months during the period.

(b)	Positions were open for two months during the period.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$90,950,419

Average notional amount of sale contracts	$1,156,891

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$4,310,663	(a)

Average principal amount of sale contracts	$7,474,109

Credit Default Swaps:

Average notional amount of buy contracts	$2,606,714

Average notional amount of sale contracts	$8,474,571

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements

2020 Semi-Annual Report	73

Notes to Financial Statements (continued)

(“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$1,605,914	$(268,069)	$0	$0	$1,337,845

Barclays Bank PLC	3,449,290	(646,490)	(1,290,000)	0	1,512,800

Citibank, NA	3,891,949	(2,579,873)	(658,000)	0	654,076

Credit Suisse International	995,564	(656,221)	0	0	339,343

Deutsche Bank AG	103,605	0	0	0	103,605

Goldman Sachs Bank USA	390,181	(390,181)	0	0	0

HSBC Bank USA	453,844	(453,844)	0	0	0

JPMorgan Chase Bank, NA	1,730,667	(167,503)	0	0	1,563,164

Morgan Stanley Capital Services, Inc.	786,975	(786,975)	0	0	0

Natwest Markets PLC	578,856	0	0	0	578,856

Standard Chartered Bank	35,744	(35,744)	0	0	0

State Street Bank & Trust Co.	236,182	(236,182)	0	0	0

UBS AG	32,149	0	0	0	32,149

Total	$14,290,920	$(6,221,082)	$(1,948,000)	$0	$6,121,838	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$268,069	$(268,069)	$0	$0	$0

Barclays Bank PLC	646,490	(646,490)	0	0	0

BNP Paribas SA	271,064	0	(259,000)	0	12,064

Citibank, NA	2,579,873	(2,579,873)	0	0	0

Credit Suisse International	656,221	(656,221)	0	0	0

Goldman Sachs Bank USA	672,993	(390,181)	0	0	282,812

HSBC Bank USA	746,840	(453,844)	0	0	292,996

JPMorgan Chase Bank, NA	167,503	(167,503)	0	0	0

Morgan Stanley Capital Services, Inc.	1,748,497	(786,975)	0	0	961,522

Standard Chartered Bank	83,808	(35,744)	0	0	48,064

State Street Bank & Trust Co.	4,255,566	(236,182)	0	0	4,019,384

Total	$12,096,924	$(6,221,082)	$(259,000)	$0	$5,616,842	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

74	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$4,976,911	$0	$0	$0	$4,976,911

Barclays Bank PLC	7,371,690	(1,486,693)	(3,725,000)	0	2,159,997

BNP Paribas SA	133,754	(133,754)	0	0	0

Citibank, NA	10,232,838	(5,637,921)	(1,663,000)	0	2,931,917

Credit Suisse International	3,468,321	(1,365,525)	0	0	2,102,796

Goldman Sachs Bank USA	925,418	(925,418)	0	0	0

HSBC Bank USA	1,094,023	(1,094,023)	0	0	0

JPMorgan Chase Bank, NA	5,245,973	(390,017)	(275,000)	0	4,580,956

Morgan Stanley Capital Services, Inc.	1,868,583	(1,868,583)	0	0	0

Natwest Markets PLC	1,722,752	(759,049)	(312,000)	0	651,703

Standard Chartered Bank	76,402	(76,402)	0	0	0

State Street Bank & Trust Co.	301,575	(301,575)	0	0	0

UBS AG	411,081	(257,756)	0	0	153,325

Total	$37,829,321	$(14,296,716)	$(5,975,000)	$0	$17,557,605	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,486,693	$(1,486,693)	$0	$0	$0

BNP Paribas SA	522,486	(133,754)	0	0	388,732

Citibank, NA	5,637,921	(5,637,921)	0	0	0

Credit Suisse International	1,365,525	(1,365,525)	0	0	0

Goldman Sachs Bank USA	1,083,363	(925,418)	0	0	157,945

HSBC Bank USA	3,702,222	(1,094,023)	0	0	2,608,199

JPMorgan Chase Bank, NA	390,017	(390,017)	0	0	0

Morgan Stanley Capital Services, Inc.	6,766,125	(1,868,583)	0	0	4,897,542

Natwest Markets PLC	759,049	(759,049)	0	0	0

Standard Chartered Bank	444,792	(76,402)	(280,000)	0	88,390

State Street Bank & Trust Co.	10,368,715	(301,575)	0	0	10,067,140

UBS AG	257,756	(257,756)	0	0	0

Total	$32,784,664	$(14,296,716)	$(280,000)	$0	$18,207,948	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2020 Semi-Annual Report	75

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$393,535	$(393,535)	$0	$0	$0

Barclays Bank PLC	651,878	(651,878)	0	0	0

BNP Paribas SA	432,409	(184,891)	0	0	247,518

Citibank, NA	5,385,246	(1,574,871)	(3,810,375)	0	0

Credit Suisse International	217,059	0	0	0	217,059

Goldman Sachs Bank USA	526,641	(526,641)	0	0	0

HSBC Bank USA	581,339	0	0	0	581,339

JPMorgan Chase Bank, NA	898,747	(898,747)	0	0	0

Morgan Stanley Capital Services, Inc.	1,984,970	(273,524)	(1,600,000)	0	111,446

State Street Bank & Trust Co.	609,340	(609,340)	0	0	0

UBS AG	30,082	0	0	0	30,082

Total	$11,711,246	$(5,113,427)	$(5,410,375)	$0	$1,187,444	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$802,651	$(393,535)	$0	$0	$409,116

Barclays Bank PLC	1,318,442	(651,878)	(400,000)	0	266,564

BNP Paribas SA	184,891	(184,891)	0	0	0

Citibank, NA	1,574,871	(1,574,871)	0	0	0

Deutsche Bank AG	4,692,268	0	0	0	4,692,268

Goldman Sachs Bank USA	644,102	(526,641)	0	0	117,461

JPMorgan Chase Bank, NA	1,004,710	(898,747)	(105,963)	0	0

Morgan Stanley Capital Services, Inc.	273,524	(273,524)	0	0	0

Natwest Markets PLC	210,205	0	0	0	210,205

Standard Chartered Bank	354,878	0	0	0	354,878

State Street Bank & Trust Co.	1,816,490	(609,340)	0	0	1,207,150

Total	$12,877,032	$(5,113,427)	$(505,963)	$0	$7,257,642	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

76	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$144,928	$0	$0	$0	$144,928

Citibank, NA	51,356	0	0	0	51,356

Total	$196,284	$0	$0	$0	$196,284	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,271,400	$0	$0	$(1,238,879)	$32,521

Citibank, NA	1,448,493	0	0	(1,397,771)	50,722

Citigroup Global Markets, Inc.	335,617	0	(259,000)	0	76,617

Credit Suisse International	471,118	0	0	(471,118)	0

Goldman Sachs International	237,581	0	0	(237,581)	0

JPMorgan Chase Bank, NA	407,704	0	0	(407,704)	0

Total	$4,171,913	$0	$(259,000)	$(3,753,053)	$159,860	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$6,467,033	$0	$0	$(6,467,033)	$0

Citibank, NA	6,860,558	0	0	(6,860,558)	0

Citigroup Global Markets, Inc.	481,786	0	0	(481,786)	0

Credit Suisse International	2,747,788	0	0	(2,747,788)	0

Goldman Sachs International	1,136,457	0	0	(1,136,457)	0

JPMorgan Chase Bank, NA	2,201,133	0	(130,000)	(2,071,133)	0

Total	$19,894,755	$0	$(130,000)	$(19,764,755)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2020 Semi-Annual Report	77

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$716,839	$0	$(73,000)	$(643,839)	$0

Citibank, NA	1,995,462	0	0	(1,981,649)	13,813

Citigroup Global Markets, Inc.	160,963	0	0	0	160,963

Credit Suisse International	917,769	0	0	(917,769)	0

Goldman Sachs International	379,555	0	0	(379,555)	0

JPMorgan Chase Bank, NA	897,622	0	(220,000)	(677,622)	0

Total	$5,068,210	$0	$(293,000)	$(4,600,434)	$174,776	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$833,650	$0	$0	$0	$833,650

Citigroup Global Markets, Inc.	8,255,982	(8,255,982)	0	0	0

Goldman Sachs Bank USA/ Goldman Sachs International	444,578	(444,578)	0	0	0

UBS AG	585,733	0	0	0	585,733

Total	$10,119,943	$(8,700,560)	$0	$0	$1,419,383	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$20,233,457	$(8,255,982)	$0	$(11,977,475)	$0

Credit Suisse International	6,785,494	0	0	(6,785,494)	0

Deutsche Bank AG	4,980,563	0	0	(4,980,563)	0

Goldman Sachs Bank USA/ Goldman Sachs International	3,579,805	(444,578)	0	(3,135,227)	0

HSBC Bank USA	822,873	0	0	0	822,873

JPMorgan Chase Bank, NA/JPMorgan Securties, LLC	3,029,057	0	0	(1,945,837)	1,083,220

Morgan Stanley Capital Services LLC	440,771	0	0	(440,771)	0

Standard Chartered Bank	1,151,712	0	0	0	1,151,712

State Street Bank & Trust Co.	55,527	0	0	0	55,527

Total	$41,079,259	$(8,700,560)	$0	$(29,265,367)	$3,113,332	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

78	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citigroup Global Markets, Inc.	$369,025	$(358,607)	$0	$0	$10,418

Total	$369,025	$(358,607)	$0	$0	$10,418	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$358,607	$(358,607)	$0	$0	$0

Credit Suisse International	785,752	0	0	(785,752)	0

Deutsche Bank AG	208,356	0	(208,356)	0	0

Goldman Sachs International	118,530	0	0	0	118,530

JPMorgan Chase Bank, NA/JPMorgan Securties, LLC	206,782	0	0	0	206,782

Standard Chartered Bank	74,518	0	0	0	74,518

Total	$1,752,545	$(358,607)	$(208,356)	$(785,752)	$399,830	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by

2020 Semi-Annual Report	79

Notes to Financial Statements (continued)

the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2020, Intermediate Duration Portfolio earned drop income of $54,176, which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

PORTFOLIO	2019	2018
International

Distributions paid from:

Ordinary income	$43,037,255	$18,965,051

Long-term capital gains	26,457,898	0

Total distributions paid	$69,495,153	$18,965,051

Tax-Managed International

Distributions paid from:

Ordinary income	$51,208,202	$50,598,745

Total distributions paid	$51,208,202	$50,598,745

Emerging Markets

Distributions paid from:

Ordinary income	$16,035,424	$11,971,261

Long-term capital gains	75,001,782	0

Total distributions paid	$91,037,206	$11,971,261

Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$156,661	$106,131

Long-term capital gains	0	0

Total taxable distributions	156,661	106,131

Tax exempt distributions	2,351,692	1,841,016

Total distributions paid	$2,508,353	$1,947,147

California Municipal

Distributions paid from:

Ordinary income	$744,579	$533,704

Long-term capital gains	0	0

Total taxable distributions	744,579	533,704

Tax exempt distributions	27,139,800	27,611,662

Total distributions paid	$27,884,379	$28,145,366

80	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2019	2018
Diversified Municipal

Distributions paid from:

Ordinary income	$3,960,366	$2,223,492

Long-term capital gains	0	0

Total taxable distributions	3,960,366	2,223,492

Tax exempt distributions	153,350,600	152,929,853

Total distributions paid	$157,310,966	$155,153,345

New York Municipal

Distributions paid from:

Ordinary income	$709,436	$515,596

Long-term capital gains	0	0

Total taxable distributions	709,436	515,596

Tax exempt distributions	39,997,204	39,769,895

Total distributions paid	$40,706,640	$40,285,491

Intermediate Duration

Distributions paid from:

Ordinary income	$106,879,355	$82,290,539

Total distributions paid	$106,879,355	$82,290,539

Short Duration Plus

Distributions paid from:

Ordinary income	$4,908,029	$3,257,158

Total distributions paid	$4,908,029	$3,257,158

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)

International	$0	$0	$(61,885,883)	$107,594,183	$45,708,300

Tax-Managed International	47,430,350	0	(164,269,624)	227,385,678	110,546,404

Emerging Markets	22,015,296	0	(47,024,798)	32,586,970	7,577,468

Short Duration Diversified Municipal	73,288	0	(1,407,158)	855,492	(478,378)

California Municipal	487,166	0	(15,882,163)	49,365,850	33,970,853

Diversified Municipal	2,955,677	0	(53,049,986)	258,217,345	208,123,036

New York Municipal	928,517	0	(18,135,034)	71,117,920	53,911,403

Intermediate Duration	6,823,039	0	(4,276,626)	117,141,296	119,687,709

Short Duration Plus	1,239,032	0	(12,761,469)	1,818,403	(9,704,034)

2020 Semi-Annual Report	81

Notes to Financial Statements (continued)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$73,288

California Municipal	487,166

Diversified Municipal	2,955,677

New York Municipal	928,517

(b)

As of September 30, 2019 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2019 Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio, and Short Duration Plus Portfolio utilized capital loss carryforwards of $7,139, $2,223,876, $1,566,773, $59,249,379, and $617,652 respectively, to offset current year net realized gains. Additionally, California Municipal Portfolio and Short Duration Plus Portfolio had $2,406,179 and $2,061,764 respectively, of capital loss carryforwards expire during the fiscal year. As of September 30, 2019 Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $1,079,570 and $70,327 respectively, in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, interest on defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT

International	$21,500,710	$40,385,173

Tax Managed International	52,931,579	111,338,045

Emerging Markets	47,024,798	0

Short Duration Diversified Municipal	348,166	1,058,992

California Municipal	3,183,657	12,698,506

Diversified Municipal	14,188,370	38,861,616

New York Municipal	3,628,733	14,506,301

Intermediate Duration Portfolio	3,197,056	0

Short Duration Plus	4,296,974	8,394,168

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its

82	Sanford C. Bernstein Fund, Inc.

obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations

2020 Semi-Annual Report	83

Notes to Financial Statements (continued)

about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, or other assets including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower

84	Sanford C. Bernstein Fund, Inc.

yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The Municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending

2020 Semi-Annual Report	85

Notes to Financial Statements (continued)

December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

86	Sanford C. Bernstein Fund, Inc.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Manager have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cyber security incidents.
LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

2020 Semi-Annual Report	87

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 13.2 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

International	600	200	200	200	0	200	300	0	1,700

Tax-Managed International	600	200	200	200	0	0	300	0	1,500

Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

Share transactions for each Portfolio for the six months ended March 31, 2020 and the year ended September 30, 2019, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
International Class Shares

Shares sold	2,118,873	6,010,801	$34,241,042	$93,715,857

Shares issued to shareholders on reinvestment of dividends and distributions	837,846	3,362,767	14,050,680	49,735,330

Shares redeemed	(6,964,932)	(9,314,734)	(109,784,950)	(146,658,617)

Net increase (decrease)	(4,008,213)	58,834	$(61,493,228)	$(3,207,430)

Class A Shares

Shares sold	3,543	36,857	$57,570	$571,997

Shares issued to shareholders on reinvestment of dividends and distributions	3,108	10,008	51,812	146,912

Shares converted from Class B	0	160	0	2,572

Shares converted from Class C	1,916	6,944	32,409	110,137

Shares redeemed	(30,736)	(1,147,024)	(477,440)	(18,461,556)

Net decrease	(22,169)	(1,093,055)	$(335,649)	$(17,629,938)

88	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class B Shares (a)

Shares issued to shareholders on reinvestment of dividends and distributions	0	5	$0	$76

Shares converted to Class A	0	(156)	0	(2,572)

Shares redeemed	0	(8)	0	(124)

Net decrease	0	(159)	$0	$(2,620)

Class C Shares

Shares sold	299	13,115	$5,001	$184,275

Shares issued to shareholders on reinvestment of dividends and distributions	234	1,622	3,897	23,847

Shares converted to Class A	(1,919)	(6,959)	(32,409)	(110,137)

Shares redeemed	(1,143)	(6,415)	(18,077)	(100,818)

Net increase (decrease)	(2,529)	1,363	$(41,588)	$(2,833)

Class Z Shares

Shares sold	0	369,107	$0	$5,950,000

Shares issued to shareholders on reinvestment of dividends and distributions	389,839	1,155,874	6,424,548	16,806,400

Shares redeemed	(365,177)	(650,319)	(6,015,038)	(10,057,371)

Net increase	24,662	874,662	$409,510	$12,699,029

(a)	Class B was redeemed on July 5, 2019.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Tax-Managed International Class Shares

Shares sold	4,687,233	15,026,989	$77,339,986	$241,771,263

Shares issued to shareholders on reinvestment of dividends	1,807,071	2,265,632	31,515,324	34,777,446

Shares redeemed	(14,150,053)	(22,421,908)	(217,166,883)	(360,889,194)

Net decrease	(7,655,749)	(5,129,287)	$(108,311,573)	$(84,340,485)

2020 Semi-Annual Report	89

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class A Shares

Shares sold	555	6,673	$9,575	$102,654

Shares issued to shareholders on reinvestment of dividends	958	1,922	16,460	29,056

Shares converted from Class B	172	74	2,963	1,171

Shares converted from Class C	0	0 (a)	0	1

Shares redeemed	(13,683)	(59,710)	(219,060)	(956,071)

Net decrease	(11,998)	(51,041)	$(190,062)	$(823,189)

Class B Shares

Shares issued to shareholders on reinvestment of dividends	0	1	$0	$19

Shares converted to Class A	(169)	(72)	(2,963)	(1,171)

Shares redeemed	0	0 (a)	0	(2)

Net decrease	(169)	(71)	$(2,963)	$(1,154)

Class C Shares

Shares sold	0	253	$0	$4,000

Shares issued to shareholders on reinvestment of dividends	36	69	628	1,063

Shares converted to Class A	0	0 (a)	0	(1)

Shares redeemed	0	(3,042)	0	(49,206)

Net increase (decrease)	36	(2,720)	$628	$(44,144)

Class Z Shares

Shares sold	0	190,211	$0	$3,070,000

Shares issued to shareholders on reinvestment of dividends	424,638	501,727	7,286,791	7,581,088

Shares redeemed	(55,359)	(225,975)	(928,383)	(3,725,768)

Net increase	369,279	465,963	$6,358,408	$6,925,320

(a)	Amount is less than one share.

90	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Emerging Markets Class Shares

Shares sold	1,951,507	7,909,771	$52,606,715	$199,791,076

Shares issued to shareholders on reinvestment of dividends and distributions	551,423	2,436,516	15,208,232	58,062,180

Shares redeemed	(4,150,504)	(8,675,841)	(105,887,075)	(220,455,790)

Net increase (decrease)	(1,647,574)	1,670,446	$(38,072,128)	$37,397,466

Class Z Shares

Shares sold	0	230,652	$0	$6,050,000

Shares issued to shareholders on reinvestment of dividends and distributions	124,551	540,876	3,433,876	12,883,659

Shares redeemed	(84,842)	(246,937)	(2,379,394)	(6,417,398)

Net increase	39,709	524,591	$1,054,482	$12,516,261

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Shares sold	5,288,030	7,102,044	$66,699,740	$89,369,870

Shares issued to shareholders on reinvestment of dividends and distributions	81,715	170,310	1,026,656	2,142,341

Shares redeemed	(5,151,819)	(7,188,778)	(64,528,779)	(90,373,727)

Net increase	217,926	83,576	$3,197,617	$1,138,484

2020 Semi-Annual Report	91

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Municipal Class Shares

Shares sold	7,320,052	12,928,290	$105,571,551	$184,194,182

Shares issued to shareholders on reinvestment of dividends	671,922	1,474,302	9,588,366	20,950,998

Shares redeemed	(8,811,055)	(15,486,708)	(126,249,463)	(219,495,303)

Net decrease	(819,081)	(1,084,116)	$(11,089,546)	$(14,350,123)

Class A Shares

Shares sold	1,087,315	2,536,051	$15,324,752	$35,954,332

Shares issued to shareholders on reinvestment of dividends	33,113	62,872	472,361	893,424

Shares converted from Class C	32,594	51,863	473,210	742,550

Shares redeemed	(556,207)	(3,074,899)	(8,006,359)	(43,156,376)

Net increase (decrease)	596,815	(424,113)	$8,263,964	$(5,566,070)

Class C Shares

Shares sold	54,687	112,203	$775,287	$1,593,064

Shares issued to shareholders on reinvestment of dividends	2,709	6,860	38,654	97,377

Shares converted to Class A	(32,600)	(51,890)	(473,210)	(742,550)

Shares redeemed	(79,817)	(161,578)	(1,148,239)	(2,282,112)

Net decrease	(55,021)	(94,405)	$(807,508)	$(1,334,221)

Advisor Class Shares

Shares sold	750,002	2,054,790	$10,790,177	$29,227,283

Shares issued to shareholders on reinvestment of dividends	21,196	29,669	302,367	423,297

Shares redeemed	(440,994)	(974,629)	(6,333,724)	(13,726,991)

Net increase	330,204	1,109,830	$4,758,820	$15,923,589

92	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Municipal Class Shares

Shares sold	34,996,284	71,948,197	$508,851,335	$1,029,141,360

Shares issued to shareholders on reinvestment of dividends and distributions	3,045,563	7,042,616	43,863,118	100,873,642

Shares redeemed	(35,432,940)	(126,452,629)	(513,690,178)	(1,808,272,056)

Net increase (decrease)	2,608,907	(47,461,816)	$39,024,275	$(678,257,054)

Class A Shares

Shares sold	4,079,015	5,739,478	$59,173,247	$82,412,218

Shares issued to shareholders on reinvestment of dividends and distributions	109,569	214,484	1,581,362	3,080,580

Shares converted from Class B	396	262	5,757	3,744

Shares converted from Class C	135,869	605,360	1,997,040	8,810,728

Shares redeemed	(4,316,296)	(6,555,115)	(61,812,967)	(93,719,101)

Net increase	8,553	4,469	$944,439	$588,169

Class B Shares

Shares sold	0	35	$0	$501

Shares issued to shareholders on reinvestment of dividends and distributions	0 (a)	6	5	84

Shares converted to Class A	(396)	(262)	(5,757)	(3,744)

Net decrease	(396)	(221)	$(5,752)	$(3,159)

Class C Shares

Shares sold	327,903	298,388	$4,767,421	$4,238,301

Shares issued to shareholders on reinvestment of dividends and distributions	14,063	35,943	202,529	515,643

Shares converted to Class A	(135,948)	(605,477)	(1,997,040)	(8,810,728)

Shares redeemed	(260,505)	(844,675)	(3,756,670)	(12,024,975)

Net decrease	(54,487)	(1,115,821)	$(783,760)	$(16,081,759)

Advisor Class Shares

Shares sold	9,735,028	12,216,646	$140,425,535	$175,161,720

Shares issued to shareholders on reinvestment of dividends and distributions	168,461	384,603	2,423,365	5,476,519

Shares redeemed	(5,183,216)	(47,732,927)	(74,553,581)	(671,607,354)

Net increase (decrease)	4,720,273	(35,131,678)	$68,295,319	$(490,969,115)

(a)	Amount is less than one share.

2020 Semi-Annual Report	93

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class Z Shares

Shares sold	4,272,494	33,710,436	$62,104,393	$476,750,680

Shares issued to shareholders on reinvestment of dividends and distributions	478,927	1,273,094	6,903,338	18,301,351

Shares redeemed	(21,542,714)	(10,685,708)	(312,883,594)	(153,144,887)

Net increase (decrease)	(16,791,293)	24,297,822	$(243,875,863)	$341,907,144

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Municipal Class Shares

Shares sold	8,600,434	16,043,510	$121,636,246	$223,685,478

Shares issued to shareholders on reinvestment of dividends	989,951	2,129,452	13,879,309	29,694,533

Shares redeemed	(10,897,257)	(22,437,933)	(153,526,310)	(312,291,972)

Net decrease	(1,306,872)	(4,264,971)	$(18,010,755)	$(58,911,961)

Class A Shares

Shares sold	1,406,966	1,683,483	$20,011,995	$23,261,061

Shares issued to shareholders on reinvestment of dividends	53,637	113,597	751,508	1,583,798

Shares converted from Class C	127,453	159,137	1,816,680	2,246,607

Shares redeemed	(1,395,119)	(2,367,967)	(19,565,686)	(32,862,898)

Net increase (decrease)	192,937	(411,750)	$3,014,497	$(5,771,432)

Class C Shares

Shares sold	77,346	121,008	$1,100,677	$1,689,386

Shares issued to shareholders on reinvestment of dividends	8,444	21,831	118,476	304,006

Shares converted to Class A	(127,395)	(159,124)	(1,816,680)	(2,246,607)

Shares redeemed	(168,722)	(532,918)	(2,367,679)	(7,365,151)

Net decrease	(210,327)	(549,203)	$(2,965,206)	$(7,618,366)

Advisor Class Shares

Shares sold	1,612,242	2,812,340	$22,875,761	$39,119,963

Shares issued to shareholders on reinvestment of dividends	30,990	47,090	433,313	657,918

Shares redeemed	(1,068,995)	(1,529,801)	(14,809,449)	(21,140,819)

Net increase	574,237	1,329,629	$8,499,625	$18,637,062

94	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Intermediate Duration Class Shares

Shares sold	20,777,483	29,044,636	$281,334,750	$379,402,425

Shares issued to shareholders on reinvestment of dividends and distributions	2,731,793	6,243,192	36,687,998	81,451,447

Shares redeemed	(20,546,806)	(40,968,709)	(276,659,343)	(532,057,461)

Net increase (decrease)	2,962,470	(5,680,881)	$41,363,405	$(71,203,589)

Class A Shares (a)

Shares sold	4,710	750	$63,827	$10,022

Shares issued to shareholders on reinvestment of dividends and distributions	10	0	132	0

Shares redeemed	(662)	0	(9,003)	0

Net increase	4,058	750	$54,956	$10,022

Advisor Class Shares (a)

Shares sold	0	750	$0	$10,021

Net increase	0	750	$0	$10,021

Class Z Shares (a)

Shares sold	0	750	$0	$10,021

Net increase	0	750	$0	$10,021

(a)	Commenced distribution on July 23, 2019.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Short Duration Plus Class Shares

Shares sold	4,398,259	8,624,294	$51,656,474	$100,019,774

Shares issued to shareholders on reinvestment of dividends	145,325	322,262	1,706,554	3,753,167

Shares redeemed	(6,341,400)	(5,772,283)	(74,526,839)	(66,998,281)

Net increase (decrease)	(1,797,816)	3,174,273	$(21,163,811)	$36,774,660

2020 Semi-Annual Report	95

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class A Shares

Shares sold	546,142	1,300,182	$6,466,939	$15,174,427

Shares issued to shareholders on reinvestment of dividends	8,121	29,231	95,426	340,712

Shares converted from Class B	632	352	7,412	4,084

Shares converted from Class C	45,736	43,405	540,212	507,082

Shares redeemed	(647,107)	(1,816,405)	(7,608,442)	(21,155,858)

Net decrease	(46,476)	(443,235)	$(498,453)	$(5,129,553)

Class B Shares

Shares sold	90	68	$1,051	$785

Shares issued to shareholders on reinvestment of dividends	0 (a)	8	4	103

Shares converted to Class A	(633)	(353)	(7,412)	(4,084)

Shares redeemed	0	(196)	0	(2,296)

Net decrease	(543)	(473)	$(6,357)	$(5,492)

Class C Shares

Shares sold	101,682	115,870	$1,198,466	$1,342,132

Shares issued to shareholders on reinvestment of dividends	700	2,695	8,197	31,310

Shares converted to Class A	(45,853)	(43,497)	(540,212)	(507,082)

Shares redeemed	(77,327)	(136,941)	(910,137)	(1,584,769)

Net decrease	(20,798)	(61,873)	$(243,686)	$(718,409)

(a)	Amount is less than one share.

At March 31, 2020, certain AllianceBernstein mutual funds owned 24%, 14%, and 14% of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio respectively, in aggregate of the Portfolios’ shares outstanding. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08, which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

96	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*^

Chair

Beata D. Kirr*,+

President

R. Jay Gerken*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Sharon E. Fay(1)

Vice President

Kent W. Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

R.B. (“Guy”) Davidson III(1),#

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Douglas J. Peebles(1),#

Vice President

Janaki Rao(1)

Vice President

Dimitri Silva(1)

Vice President

Mark Phelps(1)

Vice President

Daniel C. Roarty(1)

Vice President

Nelson Yu(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

+ Ms. Kirr became President of the Fund on April 1, 2020.

^ Member of the Fair Value Pricing Committee.

# Messrs. Davidson and Peebles are expected to retire from the Adviser on or about December 30, 2020.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan, Rao and Silva are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

2020 Semi-Annual Report	97

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios’ will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

98	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

2020 Semi-Annual Report	99

Board Consideration of Investment Management Arrangement (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The

100	Sanford C. Bernstein Fund, Inc.

Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s

2020 Semi-Annual Report	101

Board Consideration of Investment Management Arrangement (continued)

continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

102	Sanford C. Bernstein Fund, Inc.

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

2020 Semi-Annual Report	103

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0320

Sanford C. Bernstein Fund, Inc.

March 31, 2020

Schedule of Investments

To the Semi-Annual Report

For the International Equity Portfolios

International

Tax-Managed International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–95.5%

Information Technology–16.4%
Electronic Equipment, Instruments & Components–2.3%
Flex Ltd.(a)	229,300	$1,920,388
Halma PLC	222,590	5,227,762
Keyence Corp.	29,500	9,484,616
Murata Manufacturing Co., Ltd.	88,200	4,384,838
Zhen Ding Technology Holding Ltd.	1,128,000	3,447,264

		24,464,868

IT Services–2.9%
Adyen NV(a)(b)	5,180	4,402,452
Amadeus IT Group SA–Class A	79,230	3,729,264
Atos SE	111,210	7,409,388
Capgemini SE	75,460	6,305,609
GMO Payment Gateway, Inc.	58,000	4,064,952
Otsuka Corp.	72,100	3,073,659
Pagseguro Digital Ltd.(a)	124,420	2,405,039

		31,390,363

Semiconductors & Semiconductor Equipment–4.9%
ASML Holding NV	37,828	9,972,011
Infineon Technologies AG	260,840	3,765,420
NXP Semiconductors NV	107,900	8,948,147
Realtek Semiconductor Corp.	551,000	3,955,570
SCREEN Holdings Co., Ltd.	170,900	6,254,560
SK Hynix, Inc.	122,480	8,280,139
STMicroelectronics NV	246,770	5,304,712
Taiwan Semiconductor Manufacturing Co., Ltd.	682,000	6,139,576

		52,620,135

Software–5.0%
Avast PLC(b)	2,091,451	10,111,525
AVEVA Group PLC	54,890	2,364,923
Check Point Software Technologies Ltd.(a)	41,630	4,185,480
Constellation Software, Inc./Canada	7,160	6,507,343
Dassault Systemes SE	36,220	5,287,795
Nice Ltd.(a)	26,813	3,877,040
Open Text Corp.	138,590	4,846,169
Oracle Corp. Japan	70,700	6,166,657
SAP SE	53,431	5,965,460
Temenos AG(a)	30,611	3,990,131

		53,302,523

Technology Hardware, Storage & Peripherals–1.3%
Samsung Electronics Co., Ltd.	344,100	13,379,119

		175,157,008

Financials–14.3%
Banks–5.9%
Banco Comercial Portugues SA	26,694,090	3,000,116
Bank Hapoalim BM	770,990	4,619,670
Bank Leumi Le-Israel BM	1,613,390	8,896,170
Bank of Ireland Group PLC	1,676,448	3,125,012
DBS Group Holdings Ltd.	279,200	3,643,043
Erste Group Bank AG	446,250	8,169,811
Hang Seng Bank Ltd.	160,200	2,729,370
HDFC Bank Ltd.	347,635	3,943,539
KBC Group NV	198,100	8,988,818
Mediobanca Banca di Credito Finanziario SpA	858,470	4,681,392
Oversea-Chinese Banking Corp., Ltd.	447,921	2,713,922
Royal Bank of Canada	54,640	3,384,473
Svenska Handelsbanken AB–Class A SHS(a)	657,970	5,426,346

		63,321,682

Capital Markets–3.5%
Credit Suisse Group AG(a)	763,053	6,158,866
Euronext NV(b)	41,567	3,060,710
London Stock Exchange Group PLC	85,470	7,645,788
Partners Group Holding AG	21,426	14,669,650
Singapore Exchange Ltd.	622,800	4,011,111
St. James’s Place PLC	175,710	1,640,767

		37,186,892

Consumer Finance–0.0%
Isracard Ltd.	38,117	102,302

Diversified Financial Services–0.4%
ORIX Corp.	367,900	4,389,290

Insurance–4.5%
Admiral Group PLC	163,210	4,494,823
AIA Group Ltd.	997,200	8,929,560
Allianz SE	58,610	9,981,131
Prudential PLC	384,854	4,822,159
Sampo Oyj–Class A	112,430	3,243,471
Suncorp Group Ltd.	1,284,460	7,132,943
Swiss Re AG	85,410	6,576,477
Zurich Insurance Group AG	10,050	3,530,631

		48,711,195

		153,711,361

Consumer Staples–13.3%
Beverages–1.6%
Budweiser Brewing Co. APAC Ltd.(a)(b)	726,000	1,867,074
Coca-Cola Bottlers Japan Holdings, Inc.	196,500	4,032,863
Coca-Cola European Partners PLC	242,740	9,110,032
Treasury Wine Estates Ltd.	359,603	2,232,619

		17,242,588

Schedule of Investments—International Portfolio	1

Company	Shares	U.S. $ Value
Food & Staples Retailing–2.0%
Koninklijke Ahold Delhaize NV	641,480	$14,944,267
Tesco PLC	2,268,060	6,405,062

		21,349,329

Food Products–5.6%
Calbee, Inc.	101,100	2,728,372
Danone SA	92,050	5,891,032
Kerry Group PLC–Class A	48,640	5,643,457
Morinaga & Co., Ltd./Japan	146,600	6,001,302
Nestle SA	145,544	14,899,017
Nichirei Corp.	206,000	5,800,518
Salmar ASA	283,970	9,394,847
WH Group Ltd.(b)	9,989,500	9,220,389

		59,578,934

Household Products–1.2%
Essity AB–Class B	158,940	4,868,899
Reckitt Benckiser Group PLC	51,590	3,929,898
Unicharm Corp.	102,900	3,851,942

		12,650,739

Personal Products–0.8%
Kose Corp.	24,200	2,994,546
Unilever PLC	120,840	6,093,984

		9,088,530

Tobacco–2.1%
British American Tobacco PLC	370,567	12,623,463
Philip Morris International, Inc.	69,700	5,085,312
Swedish Match AB	80,510	4,558,448

		22,267,223

		142,177,343

Industrials–11.8%
Aerospace & Defense–2.4%
Airbus SE	121,307	7,822,098
BAE Systems PLC	1,515,550	9,737,440
MTU Aero Engines AG	38,010	5,496,121
Saab AB–Class B	112,708	2,141,410

		25,197,069

Air Freight & Logistics–1.0%
Kuehne & Nagel International AG	19,060	2,596,365
SG Holdings Co., Ltd.	351,700	8,376,950

		10,973,315

Airlines–0.3%
Wizz Air Holdings PLC(a)(b)	104,150	2,931,450

Building Products–0.7%
Assa Abloy AB–Class B	129,093	2,409,998
Kingspan Group PLC	100,970	5,444,756

		7,854,754

Commercial Services & Supplies–0.3%
Secom Co., Ltd.	42,500	3,515,098

Electrical Equipment–1.4%
Nidec Corp.	61,600	3,174,525
Schneider Electric SE	72,920	6,163,406
Vestas Wind Systems A/S	63,770	5,188,685

		14,526,616

Machinery–1.6%
Alstom SA	111,921	4,621,454
KION Group AG	55,759	2,399,749
SMC Corp./Japan	13,100	5,492,091
Weichai Power Co., Ltd.–Class H	1,235,000	1,967,222
Xylem, Inc./NY	46,560	3,032,453

		17,512,969

Professional Services–3.3%
Experian PLC	132,620	3,685,686
Intertek Group PLC	29,520	1,724,708
Intertrust NV(b)	97,336	1,225,227
Meitec Corp.	71,900	2,851,314
Recruit Holdings Co., Ltd.	310,900	8,030,942
RELX PLC (London)	387,290	8,265,708
UT Group Co., Ltd.(a)	210,200	2,137,331
Wolters Kluwer NV	96,430	6,825,709

		34,746,625

Trading Companies & Distributors–0.8%
AerCap Holdings NV(a)	260,910	5,946,139
Ashtead Group PLC	141,529	3,059,002

		9,005,141

		126,263,037

Health Care–11.1%
Biotechnology–0.6%
Abcam PLC	180,650	2,564,725
Genmab A/S(a)	18,328	3,681,519

		6,246,244

Health Care Equipment & Supplies–0.7%
Koninklijke Philips NV	178,190	7,316,011

Health Care Providers & Services–0.7%
Apollo Hospitals Enterprise Ltd.	279,725	4,195,402
Galenica AG(b)	45,623	3,112,977
NMC Health PLC(c)(d)(e)	153,099	199,406

		7,507,785

Life Sciences Tools & Services–2.6%
Bio-Rad Laboratories, Inc.–Class A(a)	9,200	3,225,152
Eurofins Scientific SE	7,698	3,756,622
Gerresheimer AG	98,290	6,198,005
ICON PLC(a)	22,300	3,032,800
Lonza Group AG	12,380	5,092,188
Tecan Group AG	20,560	6,157,813

		27,462,580

Pharmaceuticals–6.5%
Astellas Pharma, Inc.	342,200	5,272,398

2	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Company	Shares	U.S. $ Value
GlaxoSmithKline PLC	786,850	$14,764,581
Novo Nordisk A/S–Class B	281,500	16,810,065
Roche Holding AG	95,043	30,579,311
Sanofi	30,550	2,644,860

		70,071,215

		118,603,835

Consumer Discretionary–8.7%
Auto Components–1.4%
Aptiv PLC	77,410	3,811,668
Faurecia SE	224,170	6,564,057
NGK Spark Plug Co., Ltd.	358,200	5,021,019

		15,396,744

Automobiles–1.2%
Peugeot SA	599,368	7,803,335
Subaru Corp.	281,200	5,375,160

		13,178,495

Hotels, Restaurants & Leisure–2.1%
Aristocrat Leisure Ltd.	290,430	3,763,285
Compass Group PLC	383,469	5,974,486
GVC Holdings PLC	1,041,170	7,211,902
Sushiro Global Holdings Ltd.	187,600	2,750,194
Yum China Holdings, Inc.	58,100	2,476,803

		22,176,670

Internet & Direct Marketing Retail–1.2%
Alibaba Group Holding Ltd.(a)	221,500	5,367,169
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	21,945	4,267,864
Moneysupermarket.com Group PLC	723,250	2,687,646

		12,322,679

Leisure Products–0.4%
Bandai Namco Holdings, Inc.	78,900	3,826,904

Multiline Retail–0.3%
B&M European Value Retail SA	1,007,587	3,421,983

Specialty Retail–0.2%
Hikari Tsushin, Inc.	11,900	1,991,261

Textiles, Apparel & Luxury Goods–1.9%
adidas AG	16,280	3,614,604
LVMH Moet Hennessy Louis Vuitton SE	8,568	3,142,323
NIKE, Inc.–Class B	37,260	3,082,893
Pandora A/S	131,280	4,218,174
Puma SE	41,960	2,465,362
Shenzhou International Group Holdings Ltd.	379,000	3,975,733

		20,499,089

		92,813,825

Communication Services–6.0%
Diversified Telecommunication Services–3.0%
Cellnex Telecom SA(b)	190,289	8,631,973
HKT Trust & HKT Ltd.–Class SS	2,745,000	3,733,330
Nippon Telegraph & Telephone Corp.	518,700	12,405,549
Orange SA	481,900	5,834,582
TELUS Corp.	98,680	1,560,172

		32,165,606

Entertainment–1.1%
Daiichikosho Co., Ltd.	46,700	1,249,791
Nintendo Co., Ltd.	26,700	10,377,048

		11,626,839

Interactive Media & Services–1.5%
Auto Trader Group PLC	782,270	4,227,224
Kakaku.com, Inc.	147,100	2,690,376
Tencent Holdings Ltd.	187,300	9,257,788

		16,175,388

Media–0.4%
Cogeco Communications, Inc.	35,510	2,408,967
Informa PLC	273,860	1,491,636

		3,900,603

		63,868,436

Materials–5.0%
Chemicals–3.5%
Air Water, Inc.	328,800	4,502,861
Chr Hansen Holding A/S	95,340	7,035,398
Covestro AG(b)	175,380	5,322,457
Evonik Industries AG	247,910	5,177,158
Koninklijke DSM NV	45,502	5,118,463
Sika AG	25,161	4,131,757
Tosoh Corp.	570,000	6,441,624

		37,729,718

Metals & Mining–1.5%
Agnico Eagle Mines Ltd.	106,490	4,251,125
BlueScope Steel Ltd.	825,648	4,322,696
First Quantum Minerals Ltd.	439,660	2,246,255
Northern Star Resources Ltd.	707,270	4,581,686
Yamato Kogyo Co., Ltd.	4,900	83,925

		15,485,687

		53,215,405

Energy–3.5%
Oil, Gas & Consumable Fuels–3.5%
JXTG Holdings, Inc.	2,166,900	7,383,464
Neste Oyj	152,220	5,060,939
Repsol SA	859,356	7,666,529
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	676,850	11,737,209
Royal Dutch Shell PLC–Class A	64,266	1,116,537
Royal Dutch Shell PLC–Class B	248,240	4,163,993

		37,128,671

Schedule of Investments—International Portfolio	3

Company	Shares	U.S. $ Value

Utilities–3.4%
Electric Utilities–2.8%
EDP–Energias de Portugal SA	3,797,665	$15,279,446
Enel SpA	2,168,260	14,956,312

		30,235,758

Gas Utilities–0.4%
Tokyo Gas Co., Ltd.	171,800	4,048,165

Water Utilities–0.2%
Beijing Enterprises Water Group Ltd.(a)	6,508,000	2,523,075

		36,806,998

Real Estate–2.0%
Equity Real Estate Investment Trusts (REITs)–1.1%
Merlin Properties Socimi SA	319,420	2,410,546
Nippon Building Fund, Inc.	730	4,910,672
Nippon Prologis REIT, Inc.	1,802	4,533,995

		11,855,213

Real Estate Management & Development–0.9%
Aroundtown SA	1,241,180	6,212,666
Vonovia SE	80,730	4,015,792

		10,228,458

		22,083,671

Total Common Stocks (cost $1,111,965,552)		1,021,829,590

SHORT-TERM INVESTMENTS–3.5%
Investment Companies–3.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(f)(g)(h) (cost $37,770,312)	37,770,312	37,770,312

Total Investments—99.0% (cost $1,149,735,864)		1,059,599,902

Other assets less liabilities—1.0%		10,551,931

Net Assets—100.0%		$1,070,151,833

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	9,041	AUD	14,260	06/15/2020	$(268,069)
Bank of America, NA	USD	92,034	JPY	10,036,862	06/15/2020	1,605,914
Barclays Bank PLC	INR	1,858,772	USD	25,826	04/23/2020	1,420,630
Barclays Bank PLC	USD	9,581	INR	718,860	04/23/2020	(142,752)
Barclays Bank PLC	IDR	49,361,389	USD	2,913	05/05/2020	(103,160)
Barclays Bank PLC	USD	2,353	KRW	2,876,798	05/14/2020	10,395
Barclays Bank PLC	USD	2,575	KRW	3,098,764	05/14/2020	(29,228)
Barclays Bank PLC	RUB	247,251	USD	3,264	05/20/2020	118,668
Barclays Bank PLC	TWD	354,673	USD	11,917	05/21/2020	99,744
Barclays Bank PLC	TWD	100,849	USD	3,358	05/21/2020	(1,879)
Barclays Bank PLC	USD	1,886	TWD	56,569	05/21/2020	(830)
Barclays Bank PLC	CHF	4,165	USD	4,401	06/15/2020	57,996
Barclays Bank PLC	GBP	17,225	USD	21,911	06/15/2020	488,125
Barclays Bank PLC	GBP	3,411	USD	4,238	06/15/2020	(4,254)
Barclays Bank PLC	ILS	75,496	USD	22,138	06/15/2020	743,955
Barclays Bank PLC	USD	5,026	CHF	4,642	06/15/2020	(185,977)
Barclays Bank PLC	USD	2,445	CNY	17,359	06/15/2020	774
Barclays Bank PLC	USD	3,008	EUR	2,690	06/15/2020	(32,491)
Barclays Bank PLC	USD	4,432	GBP	3,610	06/15/2020	57,959
Barclays Bank PLC	USD	21,756	JPY	2,380,327	06/15/2020	451,044
Barclays Bank PLC	USD	11,728	SEK	114,389	06/15/2020	(145,919)
BNP Paribas SA	USD	1,318	TWD	39,211	05/21/2020	(11,116)
BNP Paribas SA	GBP	4,385	USD	5,198	06/15/2020	(255,646)
BNP Paribas SA	USD	3,092	ILS	10,895	06/15/2020	(4,302)
Citibank, NA	BRL	38,683	USD	8,815	04/02/2020	1,370,208
Citibank, NA	BRL	14,185	USD	2,729	04/02/2020	(1,365)
Citibank, NA	USD	7,441	BRL	38,683	04/02/2020	3,723
Citibank, NA	USD	2,989	BRL	14,185	04/02/2020	(258,901)
Citibank, NA	USD	2,878	BRL	14,854	05/05/2020	(25,267)

4	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	1,891	KRW	2,367,279	05/14/2020	$53,706
Citibank, NA	USD	3,402	RUB	247,251	05/20/2020	(256,541)
Citibank, NA	AUD	6,383	USD	3,758	06/15/2020	(169,305)
Citibank, NA	CAD	2,692	USD	2,032	06/15/2020	117,456
Citibank, NA	EUR	14,883	USD	16,827	06/15/2020	365,987
Citibank, NA	EUR	35,306	USD	38,467	06/15/2020	(582,282)
Citibank, NA	GBP	5,975	USD	7,840	06/15/2020	408,692
Citibank, NA	HKD	196,976	USD	25,283	06/15/2020	(117,606)
Citibank, NA	JPY	3,615,123	USD	34,412	06/15/2020	683,987
Citibank, NA	NOK	103,559	USD	10,622	06/15/2020	658,123
Citibank, NA	USD	7,262	CHF	6,836	06/15/2020	(134,316)
Citibank, NA	USD	30,739	EUR	27,145	06/15/2020	(715,928)
Citibank, NA	USD	5,864	GBP	4,579	06/15/2020	(169,310)
Citibank, NA	USD	12,380	JPY	1,351,584	06/15/2020	230,067
Citibank, NA	USD	21,147	JPY	2,250,691	06/15/2020	(149,052)
Credit Suisse International	CHF	5,114	USD	5,220	06/15/2020	(112,115)
Credit Suisse International	EUR	23,600	USD	25,645	06/15/2020	(456,919)
Credit Suisse International	SEK	43,094	USD	4,424	06/15/2020	60,588
Credit Suisse International	USD	5,030	AUD	8,641	06/15/2020	285,954
Credit Suisse International	USD	10,348	CHF	9,928	06/15/2020	3,564
Credit Suisse International	USD	23,442	EUR	21,626	06/15/2020	476,446
Credit Suisse International	USD	1,931	ILS	7,060	06/15/2020	70,042
Credit Suisse International	USD	5,763	NOK	60,925	06/15/2020	98,970
Credit Suisse International	USD	3,923	SEK	37,884	06/15/2020	(87,187)
Deutsche Bank AG	USD	5,103	CHF	4,994	06/15/2020	103,605
Goldman Sachs Bank USA	AUD	9,012	USD	5,651	06/15/2020	106,348
Goldman Sachs Bank USA	JPY	672,060	USD	6,104	06/15/2020	(165,978)
Goldman Sachs Bank USA	USD	4,995	CAD	6,877	06/15/2020	(104,991)
Goldman Sachs Bank USA	USD	10,735	JPY	1,181,087	06/15/2020	283,833
Goldman Sachs Bank USA	USD	10,360	JPY	1,086,104	06/15/2020	(227,158)
Goldman Sachs Bank USA	USD	3,086	MXN	69,830	06/15/2020	(174,866)
HSBC Bank USA	BRL	9,644	USD	1,855	04/02/2020	(928)
HSBC Bank USA	USD	1,870	BRL	9,644	04/02/2020	(14,253)
HSBC Bank USA	CNY	300,611	USD	42,762	06/15/2020	401,762
HSBC Bank USA	GBP	3,514	USD	4,131	06/15/2020	(239,849)
HSBC Bank USA	JPY	1,313,942	USD	12,122	06/15/2020	(136,541)
HSBC Bank USA	USD	1,893	CAD	2,735	06/15/2020	52,082
HSBC Bank USA	USD	8,648	CNY	60,278	06/15/2020	(154,385)
HSBC Bank USA	USD	2,469	NZD	3,905	06/15/2020	(140,729)
HSBC Bank USA	USD	3,864	SGD	5,400	06/15/2020	(60,155)
JPMorgan Chase Bank, NA	CAD	41,317	USD	31,103	06/15/2020	1,722,714
JPMorgan Chase Bank, NA	USD	4,303	GBP	3,325	06/15/2020	(167,503)
JPMorgan Chase Bank, NA	USD	5,225	HKD	40,580	06/15/2020	7,953
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,857	04/02/2020	(1,430)
Morgan Stanley Capital Services, Inc.	USD	2,969	BRL	14,854	04/02/2020	(110,336)
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,964	05/05/2020	111,493
Morgan Stanley Capital Services, Inc.	USD	3,559	IDR	49,361,389	05/05/2020	(542,665)
Morgan Stanley Capital Services, Inc.	KRW	25,666,912	USD	21,658	05/14/2020	574,988
Morgan Stanley Capital Services, Inc.	KRW	2,556,620	USD	2,084	05/14/2020	(16,395)
Morgan Stanley Capital Services, Inc.	USD	2,898	TWD	86,233	05/21/2020	(24,611)
Morgan Stanley Capital Services, Inc.	GBP	3,578	USD	4,166	06/15/2020	(283,744)
Morgan Stanley Capital Services, Inc.	JPY	555,706	USD	5,013	06/15/2020	(171,911)
Morgan Stanley Capital Services, Inc.	MXN	69,830	USD	3,010	06/15/2020	98,318
Morgan Stanley Capital Services, Inc.	USD	3,191	AUD	4,903	06/15/2020	(174,584)
Morgan Stanley Capital Services, Inc.	USD	3,633	CHF	3,436	06/15/2020	(50,145)
Morgan Stanley Capital Services, Inc.	USD	29,930	EUR	26,724	06/15/2020	(372,676)

Schedule of Investments—International Portfolio	5

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	7,220	JPY	774,159	06/15/2020	$2,176
Natwest Markets PLC	EUR	12,378	USD	13,999	06/15/2020	308,143
Natwest Markets PLC	JPY	1,182,120	USD	11,285	06/15/2020	256,540
Natwest Markets PLC	USD	2,096	CAD	2,968	06/15/2020	14,173
Standard Chartered Bank	USD	6,664	INR	501,135	04/23/2020	(83,808)
Standard Chartered Bank	USD	13,446	EUR	12,189	06/15/2020	35,744
State Street Bank & Trust Co.	KRW	4,327,673	USD	3,667	05/14/2020	112,016
State Street Bank & Trust Co.	EUR	16,544	USD	18,406	06/15/2020	108,125
State Street Bank & Trust Co.	USD	34,154	AUD	51,710	06/15/2020	(2,340,689)
State Street Bank & Trust Co.	USD	2,999	CNY	21,044	06/15/2020	(33,761)
State Street Bank & Trust Co.	USD	40,941	GBP	31,449	06/15/2020	(1,827,338)
State Street Bank & Trust Co.	USD	10,014	HKD	77,782	06/15/2020	16,041
State Street Bank & Trust Co.	USD	3,198	ILS	11,096	06/15/2020	(53,778)
UBS AG	CHF	3,546	USD	3,729	06/15/2020	32,149

						$2,193,996

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $49,886,234 or 4.7% of net assets.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–95.2%

Information Technology–16.2%
Electronic Equipment, Instruments & Components–2.3%
Flex Ltd.(a)	566,620	$4,745,443
Halma PLC	521,940	12,258,314
Keyence Corp.	70,100	22,538,019
Murata Manufacturing Co., Ltd.	207,000	10,290,946
Zhen Ding Technology Holding Ltd.	2,652,000	8,104,739

		57,937,461

IT Services–2.9%
Adyen NV(a)(b)	12,940	10,997,632
Amadeus IT Group SA–Class A	157,440	7,410,519
Atos SE	267,070	17,793,591
Capgemini SE	171,336	14,317,226
GMO Payment Gateway, Inc.	148,900	10,435,712
Otsuka Corp.	162,100	6,910,403
Pagseguro Digital Ltd.(a)	298,640	5,772,711

		73,637,794

Semiconductors & Semiconductor Equipment–4.7%
ASML Holding NV	86,924	22,914,431
Infineon Technologies AG	624,240	9,011,369
NXP Semiconductors NV	259,697	21,536,672
Realtek Semiconductor Corp.	1,330,000	9,547,929
SCREEN Holdings Co., Ltd.	399,000	14,602,513
SK Hynix, Inc.	296,020	20,012,137
STMicroelectronics NV	356,650	7,666,757
Taiwan Semiconductor Manufacturing Co., Ltd.	1,647,000	14,826,806

		120,118,614

Software–5.1%
Avast PLC(b)	5,012,177	24,232,341
AVEVA Group PLC	160,190	6,901,750
Check Point Software Technologies Ltd.(a)	99,670	10,020,822
Constellation Software, Inc./Canada	16,592	15,079,585
Dassault Systemes SE	91,920	13,419,494
Nice Ltd.(a)	62,949	9,102,144
Open Text Corp.	327,917	11,466,493
Oracle Corp. Japan	168,000	14,653,444
SAP SE	126,251	14,095,660
Temenos AG(a)	72,301	9,424,404

		128,396,137

Technology Hardware, Storage & Peripherals–1.2%
Samsung Electronics Co., Ltd.	820,210	31,890,985

		411,980,991

Financials–14.3%
Banks–6.0%
Banco Comercial Portugues SA	63,170,990	7,099,709
Bank Hapoalim BM	1,889,610	11,322,293
Bank Leumi Le-Israel BM	3,884,530	21,419,149
Bank of Ireland Group PLC	4,083,242	7,611,439
DBS Group Holdings Ltd.	632,800	8,256,869
Erste Group Bank AG(a)	1,070,658	19,601,285
Hang Seng Bank Ltd.	374,400	6,378,753
HDFC Bank Ltd.	1,075,903	12,204,944
KBC Group NV	471,250	21,383,041
Mediobanca Banca di Credito Finanziario SpA	2,045,390	11,153,881
Oversea-Chinese Banking Corp., Ltd.	1,031,989	6,252,748
Royal Bank of Canada	128,640	7,968,130
Svenska Handelsbanken AB–Class A SHS(a)	1,528,890	12,608,911

		153,261,152

Capital Markets–3.4%
Credit Suisse Group AG(a)	1,834,374	14,805,870
Euronext NV(b)	80,520	5,928,943
London Stock Exchange Group PLC	191,820	17,159,414
Partners Group Holding AG	50,138	34,327,775
Singapore Exchange Ltd.	1,466,200	9,442,985
St. James’s Place PLC	413,080	3,857,311

		85,522,298

Consumer Finance–0.0%
Isracard Ltd.	93,420	250,730

Diversified Financial Services–0.4%
ORIX Corp.	911,300	10,872,412

Insurance–4.5%
Admiral Group PLC	387,650	10,675,928
AIA Group Ltd.	2,277,600	20,395,073
Allianz SE	139,930	23,829,716
Prudential PLC	884,263	11,079,673
Sampo Oyj–Class A	223,770	6,455,496
Suncorp Group Ltd.	3,101,770	17,224,942
Swiss Re AG	204,900	15,777,076
Zurich Insurance Group AG	22,960	8,065,999

		113,503,903

		363,410,495

Consumer Staples–13.3%
Beverages–1.6%
Budweiser Brewing Co. APAC Ltd.(a)(b)	1,727,800	4,443,431
Coca-Cola Bottlers Japan Holdings, Inc.	488,800	10,031,874
Coca-Cola European Partners PLC	554,350	20,804,756
Treasury Wine Estates Ltd.	862,794	5,356,714

		40,636,775

Schedule of Investments—Tax-Managed International Portfolio	7

Company	Shares	U.S. $ Value
Food & Staples Retailing–2.0%
Koninklijke Ahold Delhaize NV	1,562,840	$36,408,770
Tesco PLC	5,468,440	15,443,020

		51,851,790

Food Products–5.6%
Calbee, Inc.	237,100	6,398,585
Danone SA	226,900	14,521,187
Kerry Group PLC–Class A	118,800	13,783,772
Morinaga & Co., Ltd./Japan	336,900	13,791,533
Nestle SA	347,551	35,578,026
Nichirei Corp.	496,200	13,971,926
Salmar ASA	671,540	22,217,189
WH Group Ltd.(b)	24,062,000	22,209,421

		142,471,639

Household Products–1.2%
Essity AB–Class B	326,220	9,993,280
Reckitt Benckiser Group PLC	123,509	9,408,370
Unicharm Corp.	282,500	10,575,060

		29,976,710

Personal Products–0.9%
Kose Corp.	56,800	7,028,521
Unilever PLC	289,750	14,612,148

		21,640,669

Tobacco–2.0%
British American Tobacco PLC	877,164	29,880,824
Philip Morris International, Inc.	132,600	9,674,496
Swedish Match AB	189,010	10,701,681

		50,257,001

		336,834,584

Industrials–11.8%
Aerospace & Defense–2.4%
Airbus SE	288,743	18,618,678
BAE Systems PLC	3,649,661	23,449,147
MTU Aero Engines AG	91,540	13,236,383
Saab AB–Class B	272,277	5,173,162

		60,477,370

Air Freight & Logistics–1.0%
Kuehne & Nagel International AG	42,600	5,802,998
SG Holdings Co., Ltd.	847,300	20,181,376

		25,984,374

Airlines–0.3%
Wizz Air Holdings PLC(a)(b)	242,810	6,834,233

Building Products–0.8%
Assa Abloy AB–Class B	309,362	5,775,386
Kingspan Group PLC	245,080	13,215,813

		18,991,199

Commercial Services & Supplies–0.3%
Secom Co., Ltd.	99,900	8,262,548

Electrical Equipment–1.3%
Nidec Corp.	148,300	7,642,566
Schneider Electric SE	170,300	14,394,241
Vestas Wind Systems A/S	149,520	12,165,787

		34,202,594

Machinery–1.6%
Alstom SA	270,181	11,156,343
KION Group AG	131,923	5,677,686
SMC Corp./Japan	28,400	11,906,518
Weichai Power Co., Ltd.–Class H	2,985,000	4,754,784
Xylem, Inc./NY	123,060	8,014,898

		41,510,229

Professional Services–3.2%
Experian PLC	299,570	8,325,449
Intertek Group PLC	69,620	4,067,552
Intertrust NV(b)	227,409	2,862,534
Meitec Corp.	159,000	6,305,408
Recruit Holdings Co., Ltd.	711,300	18,373,782
RELX PLC (London)	919,880	19,632,471
UT Group Co., Ltd.(a)	504,600	5,130,816
Wolters Kluwer NV	229,030	16,211,679

		80,909,691

Trading Companies & Distributors–0.9%
AerCap Holdings NV(a)	628,790	14,330,124
Ashtead Group PLC	334,898	7,238,471

		21,568,595

		298,740,833

Health Care–11.1%
Biotechnology–0.6%
Abcam PLC	422,550	5,999,029
Genmab A/S(a)	43,896	8,817,327

		14,816,356

Health Care Equipment & Supplies–0.7%
Koninklijke Philips NV	418,750	17,192,768

Health Care Providers & Services–0.7%
Apollo Hospitals Enterprise Ltd.	732,393	10,984,657
Galenica AG(b)	106,000	7,232,657
NMC Health PLC(c)(d)(e)	376,352	490,186

		18,707,500

Life Sciences Tools & Services–2.5%
Bio-Rad Laboratories, Inc.–Class A(a)	21,700	7,607,152
Eurofins Scientific SE	17,903	8,736,658
Gerresheimer AG	235,580	14,855,286
ICON PLC(a)	51,860	7,052,960
Lonza Group AG	29,703	12,217,550
Tecan Group AG	48,170	14,427,133

		64,896,739

Pharmaceuticals–6.6%
Astellas Pharma, Inc.	819,300	12,623,249

8	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Company	Shares	U.S. $ Value
GlaxoSmithKline PLC	1,871,320	$35,113,752
Novo Nordisk A/S–Class B	672,610	40,165,604
Roche Holding AG	226,739	72,951,427
Sanofi	71,660	6,203,950

		167,057,982

		282,671,345

Consumer Discretionary–8.6%
Auto Components–1.5%
Aptiv PLC	185,480	9,133,035
Faurecia SE	539,780	15,805,624
NGK Spark Plug Co., Ltd.	896,700	12,569,368

		37,508,027

Automobiles–1.2%
Peugeot SA	1,443,222	18,789,700
Subaru Corp.	685,000	13,093,827

		31,883,527

Hotels, Restaurants & Leisure–2.1%
Aristocrat Leisure Ltd.	653,330	8,465,609
Compass Group PLC	903,653	14,079,007
GVC Holdings PLC	2,518,020	17,441,641
Sushiro Global Holdings Ltd.	452,000	6,626,267
Yum China Holdings, Inc.	136,645	5,825,177

		52,437,701

Internet & Direct Marketing Retail–1.1%
Alibaba Group Holding Ltd.(a)	516,020	12,503,687
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	52,579	10,225,564
Moneysupermarket.com Group PLC	1,698,080	6,310,179

		29,039,430

Leisure Products–0.3%
Bandai Namco Holdings, Inc.	153,600	7,450,094

Multiline Retail–0.3%
B&M European Value Retail SA	2,343,042	7,957,478

Specialty Retail–0.2%
Hikari Tsushin, Inc.	28,600	4,785,720

Textiles, Apparel & Luxury Goods–1.9%
adidas AG	34,710	7,706,566
LVMH Moet Hennessy Louis Vuitton SE	20,309	7,448,347
NIKE, Inc.–Class B	105,760	8,750,583
Pandora A/S	309,290	9,937,836
Puma SE	91,560	5,379,613
Shenzhou International Group Holdings Ltd.	879,000	9,220,764

		48,443,709

		219,505,686

Communication Services–5.9%
Diversified Telecommunication Services–3.0%
Cellnex Telecom SA(b)	438,629	19,897,282
HKT Trust & HKT Ltd.–Class SS	6,571,000	8,936,871
Nippon Telegraph & Telephone Corp.	1,250,500	29,907,729
Orange SA	1,163,470	14,086,659
TELUS Corp.	230,700	3,647,463

		76,476,004

Entertainment–1.1%
Daiichikosho Co., Ltd.	114,600	3,066,940
Nintendo Co., Ltd.	63,000	24,485,168

		27,552,108

Interactive Media & Services–1.5%
Auto Trader Group PLC	1,790,960	9,677,975
Kakaku.com, Inc.	322,700	5,902,000
Tencent Holdings Ltd.	441,000	21,797,569

		37,377,544

Media–0.3%
Cogeco Communications, Inc.	77,790	5,277,205
Informa PLC	654,800	3,566,506

		8,843,711

		150,249,367

Materials–5.0%
Chemicals–3.5%
Air Water, Inc.	774,800	10,610,756
Chr Hansen Holding A/S	212,950	15,714,161
Covestro AG(b)	424,610	12,886,125
Evonik Industries AG	602,220	12,576,289
Koninklijke DSM NV	104,320	11,734,826
Sika AG	59,516	9,773,285
Tosoh Corp.	1,395,500	15,770,678

		89,066,120

Metals & Mining–1.5%
Agnico Eagle Mines Ltd.	255,010	10,180,105
BlueScope Steel Ltd.	2,016,533	10,557,597
First Quantum Minerals Ltd.	1,030,390	5,264,339
Northern Star Resources Ltd.	1,695,160	10,981,224
Yamato Kogyo Co., Ltd.	77,100	1,320,538

		38,303,803

		127,369,923

Energy–3.5%
Oil, Gas & Consumable Fuels–3.5%
JXTG Holdings, Inc.	5,246,400	17,876,509
Neste Oyj	365,870	12,164,275
Repsol SA	2,007,701	17,911,200
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,631,740	28,295,890
Royal Dutch Shell PLC–Class A	143,290	2,489,474
Royal Dutch Shell PLC–Class B	555,785	9,322,771

		88,060,119

Schedule of Investments—Tax-Managed International Portfolio	9

Company	Shares	U.S. $ Value

Utilities–3.4%
Electric Utilities–2.8%
EDP–Energias de Portugal SA	8,671,952	$34,890,552
Enel SpA	5,117,370	35,298,802

		70,189,354

Gas Utilities–0.4%
Tokyo Gas Co., Ltd.	413,000	9,731,619

Water Utilities–0.2%
Beijing Enterprises Water Group Ltd.(a)	14,838,000	5,752,518

		85,673,491

Real Estate–2.1%
Equity Real Estate Investment Trusts (REITs)–1.1%
Merlin Properties Socimi SA	758,670	5,725,404
Nippon Building Fund, Inc.	1,754	11,799,067
Nippon Prologis REIT, Inc.	4,330	10,894,671

		28,419,142

Real Estate Management & Development–1.0%
Aroundtown SA	2,997,550	15,004,092
Vonovia SE	182,970	9,101,565

		24,105,657

		52,524,799

Total Common Stocks (cost $2,669,492,751)		2,417,021,633

SHORT-TERM INVESTMENTS–3.9%
Investment Companies–3.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(f)(g)(h) (cost $99,888,231)	99,888,231	99,888,231

Total Investments—99.1% (cost $2,769,380,982)		2,516,909,864

Other assets less liabilities—0.9%		22,441,763

Net Assets—100.0%		$2,539,351,627

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	6,727	USD	8,757	06/15/2020	$390,858
Bank of America, NA	USD	254,772	JPY	27,799,481	06/15/2020	4,586,053
Barclays Bank PLC	INR	4,478,529	USD	62,225	04/23/2020	3,422,869
Barclays Bank PLC	USD	20,693	INR	1,551,922	04/23/2020	(316,682)
Barclays Bank PLC	IDR	115,578,987	USD	6,821	05/05/2020	(241,547)
Barclays Bank PLC	USD	9,762	KRW	12,113,596	05/14/2020	187,939
Barclays Bank PLC	USD	7,730	KRW	9,304,294	05/14/2020	(87,759)
Barclays Bank PLC	RUB	578,934	USD	7,633	05/20/2020	267,784
Barclays Bank PLC	TWD	833,433	USD	28,003	05/21/2020	234,384
Barclays Bank PLC	TWD	247,398	USD	8,238	05/21/2020	(4,610)
Barclays Bank PLC	USD	7,100	TWD	212,219	05/21/2020	(29,598)
Barclays Bank PLC	CHF	9,755	USD	10,307	06/15/2020	135,834
Barclays Bank PLC	GBP	35,588	USD	45,219	06/15/2020	956,875
Barclays Bank PLC	GBP	8,312	USD	10,327	06/15/2020	(10,367)
Barclays Bank PLC	ILS	170,631	USD	50,035	06/15/2020	1,681,437
Barclays Bank PLC	JPY	270,446	USD	2,541	06/15/2020	17,889
Barclays Bank PLC	USD	4,760	CAD	6,633	06/15/2020	(43,207)
Barclays Bank PLC	USD	12,082	CHF	11,159	06/15/2020	(447,073)
Barclays Bank PLC	USD	5,147	CNY	36,538	06/15/2020	1,628
Barclays Bank PLC	USD	9,340	CNY	64,929	06/15/2020	(190,284)
Barclays Bank PLC	USD	4,737	EUR	4,334	06/15/2020	56,703
Barclays Bank PLC	USD	10,698	EUR	9,568	06/15/2020	(115,566)
Barclays Bank PLC	USD	9,884	GBP	8,051	06/15/2020	129,260
Barclays Bank PLC	USD	22,715	JPY	2,464,652	06/15/2020	279,088
BNP Paribas SA	KRW	5,737,008	USD	4,846	05/14/2020	133,754
BNP Paribas SA	GBP	8,962	USD	10,624	06/15/2020	(522,486)
Citibank, NA	BRL	90,168	USD	20,547	04/02/2020	3,193,882
Citibank, NA	BRL	29,985	USD	5,768	04/02/2020	(2,886)

10	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	17,344	BRL	90,168	04/02/2020	$8,679
Citibank, NA	USD	6,318	BRL	29,985	04/02/2020	(547,278)
Citibank, NA	USD	2,197	INR	170,665	04/23/2020	43,757
Citibank, NA	USD	7,185	BRL	37,083	05/05/2020	(63,080)
Citibank, NA	USD	7,966	RUB	578,934	05/20/2020	(600,687)
Citibank, NA	EUR	47,877	USD	53,996	06/15/2020	1,042,611
Citibank, NA	EUR	85,159	USD	92,747	06/15/2020	(1,440,594)
Citibank, NA	GBP	7,068	USD	9,274	06/15/2020	483,453
Citibank, NA	HKD	407,015	USD	52,242	06/15/2020	(243,011)
Citibank, NA	JPY	7,638,542	USD	73,084	06/15/2020	1,819,352
Citibank, NA	NOK	252,526	USD	25,835	06/15/2020	1,538,594
Citibank, NA	USD	17,110	CHF	16,107	06/15/2020	(316,476)
Citibank, NA	USD	70,626	EUR	62,374	06/15/2020	(1,638,797)
Citibank, NA	USD	14,727	GBP	11,499	06/15/2020	(425,180)
Citibank, NA	USD	83,223	JPY	9,145,633	06/15/2020	2,102,510
Citibank, NA	USD	51,066	JPY	5,434,989	06/15/2020	(359,932)
Credit Suisse International	CHF	6,121	USD	6,245	06/15/2020	(137,285)
Credit Suisse International	EUR	54,026	USD	58,727	06/15/2020	(1,026,679)
Credit Suisse International	SEK	180,430	USD	18,877	06/15/2020	608,218
Credit Suisse International	TRY	48,499	USD	7,403	06/15/2020	224,358
Credit Suisse International	USD	14,408	AUD	24,751	06/15/2020	819,076
Credit Suisse International	USD	53,492	CHF	51,469	06/15/2020	171,490
Credit Suisse International	USD	64,922	EUR	59,881	06/15/2020	1,308,015
Credit Suisse International	USD	4,812	ILS	17,598	06/15/2020	174,588
Credit Suisse International	USD	9,467	NOK	100,080	06/15/2020	162,576
Credit Suisse International	USD	9,069	SEK	87,581	06/15/2020	(201,561)
Goldman Sachs Bank USA	AUD	15,394	USD	9,662	04/17/2020	192,752
Goldman Sachs Bank USA	CAD	6,926	USD	5,228	06/15/2020	302,794
Goldman Sachs Bank USA	JPY	2,367,373	USD	21,502	06/15/2020	(584,669)
Goldman Sachs Bank USA	USD	23,776	CAD	32,735	06/15/2020	(498,694)
Goldman Sachs Bank USA	USD	16,259	JPY	1,788,782	06/15/2020	429,872
HSBC Bank USA	BRL	23,100	USD	4,443	04/02/2020	(2,223)
HSBC Bank USA	USD	4,480	BRL	23,100	04/02/2020	(34,141)
HSBC Bank USA	CNY	725,242	USD	103,165	06/15/2020	969,274
HSBC Bank USA	GBP	8,434	USD	9,914	06/15/2020	(575,664)
HSBC Bank USA	HKD	92,509	USD	11,922	06/15/2020	(7,086)
HSBC Bank USA	JPY	3,125,594	USD	28,836	06/15/2020	(324,802)
HSBC Bank USA	USD	4,534	CAD	6,551	06/15/2020	124,749
HSBC Bank USA	USD	11,584	CNY	80,738	06/15/2020	(206,787)
HSBC Bank USA	USD	8,525	MXN	164,734	06/15/2020	(1,656,351)
HSBC Bank USA	USD	5,428	NZD	8,584	06/15/2020	(309,352)
HSBC Bank USA	USD	9,233	SGD	12,904	06/15/2020	(143,747)
HSBC Bank USA	USD	7,620	TRY	48,499	06/15/2020	(442,069)
JPMorgan Chase Bank, NA	KRW	10,258,513	USD	8,663	05/14/2020	236,389
JPMorgan Chase Bank, NA	CAD	119,992	USD	90,327	06/15/2020	5,003,072
JPMorgan Chase Bank, NA	USD	10,019	GBP	7,742	06/15/2020	(390,017)
JPMorgan Chase Bank, NA	USD	4,278	HKD	33,229	06/15/2020	6,512
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,133	04/02/2020	(3,569)
Morgan Stanley Capital Services, Inc.	USD	7,412	BRL	37,083	04/02/2020	(275,454)
Morgan Stanley Capital Services, Inc.	USD	24,514	AUD	35,372	04/17/2020	(2,754,932)
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,400	05/05/2020	278,343
Morgan Stanley Capital Services, Inc.	USD	8,333	IDR	115,578,987	05/05/2020	(1,270,642)
Morgan Stanley Capital Services, Inc.	KRW	60,395,565	USD	50,962	05/14/2020	1,352,976
Morgan Stanley Capital Services, Inc.	USD	6,963	TWD	207,199	05/21/2020	(59,136)
Morgan Stanley Capital Services, Inc.	GBP	9,650	USD	11,237	06/15/2020	(765,268)
Morgan Stanley Capital Services, Inc.	JPY	1,565,082	USD	14,117	06/15/2020	(484,169)

Schedule of Investments—Tax-Managed International Portfolio	11

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	MXN	164,734	USD	7,101	06/15/2020	$231,939
Morgan Stanley Capital Services, Inc.	USD	8,408	CHF	7,953	06/15/2020	(116,066)
Morgan Stanley Capital Services, Inc.	USD	73,975	EUR	66,051	06/15/2020	(921,106)
Morgan Stanley Capital Services, Inc.	USD	11,535	ILS	40,295	06/15/2020	(115,783)
Morgan Stanley Capital Services, Inc.	USD	17,672	JPY	1,894,730	06/15/2020	5,325
Natwest Markets PLC	AUD	15,309	USD	9,011	04/17/2020	(405,976)
Natwest Markets PLC	KRW	6,180,564	USD	5,229	05/14/2020	152,546
Natwest Markets PLC	EUR	22,642	USD	25,588	06/15/2020	545,335
Natwest Markets PLC	JPY	2,857,755	USD	27,282	06/15/2020	620,182
Natwest Markets PLC	USD	7,656	CAD	10,270	06/15/2020	(353,073)
Natwest Markets PLC	USD	4,597	NOK	51,985	06/15/2020	404,689
Standard Chartered Bank	USD	16,214	INR	1,219,128	04/23/2020	(206,965)
Standard Chartered Bank	CHF	20,945	USD	21,600	06/15/2020	(237,827)
Standard Chartered Bank	USD	28,740	EUR	26,054	06/15/2020	76,402
State Street Bank & Trust Co.	EUR	40,222	USD	44,749	06/15/2020	262,874
State Street Bank & Trust Co.	USD	80,788	AUD	122,316	06/15/2020	(5,536,719)
State Street Bank & Trust Co.	USD	7,166	CNY	50,284	06/15/2020	(80,670)
State Street Bank & Trust Co.	USD	91,529	GBP	70,308	06/15/2020	(4,085,232)
State Street Bank & Trust Co.	USD	23,584	HKD	183,189	06/15/2020	38,701
State Street Bank & Trust Co.	USD	36,204	SEK	350,988	06/15/2020	(666,094)
UBS AG	USD	5,768	KRW	6,845,148	05/14/2020	(145,566)
UBS AG	CAD	6,656	USD	4,621	06/15/2020	(112,190)
UBS AG	CHF	8,217	USD	8,642	06/15/2020	74,498
UBS AG	JPY	2,854,974	USD	26,972	06/15/2020	336,583

						$5,044,657

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $117,524,599 or 4.6% of net assets.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–93.9%

Financials–17.0%
Banks–11.6%
Agricultural Bank of China Ltd.–Class H	19,331,000	$7,718,183
Bancolombia SA (Sponsored ADR)	15,720	392,371
Bank Central Asia Tbk PT	2,246,200	3,784,664
Bank for Foreign Trade of Vietnam JSC	1,607,600	4,167,013
Bank Negara Indonesia Persero Tbk PT	9,612,500	2,241,893
Bank of Georgia Group PLC	43,680	495,799
Bank of the Philippine Islands	4,864,060	5,917,372
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	6,398,700	833,023
Capitec Bank Holdings Ltd.	53,412	2,627,340
China CITIC Bank Corp., Ltd.–Class H	10,111,000	4,972,220
China Construction Bank Corp.–Class H	12,557,000	10,206,912
City Union Bank Ltd.	135,470	230,859
Credicorp Ltd.	18,680	2,672,548
Equity Group Holdings PLC/Kenya	2,331,200	753,396
Grupo Aval Acciones y Valores SA (ADR)	102,530	449,081
Halyk Savings Bank of Kazakhstan JSC (GDR)(b)	260,709	2,398,523
Hana Financial Group, Inc.	631,790	11,886,251
ICICI Bank Ltd.	1,353,957	5,830,751
Industrial Bank Co., Ltd.–Class A	3,709,193	8,262,647
KB Financial Group, Inc.	500,327	14,071,204
Nedbank Group Ltd.	153,100	707,570
Regional SAB de CV	166,510	437,990
Sberbank of Russia PJSC (Sponsored ADR)	765,625	7,196,875
Shinhan Financial Group Co., Ltd.	212,600	4,973,608
State Bank of India(a)	2,881,480	7,452,684
TCS Group Holding PLC (GDR)(b)	183,813	2,124,878
Turkiye Garanti Bankasi AS(a)	4,914,060	6,026,782

		118,832,437

Capital Markets–1.3%
B3 SA–Brasil Bolsa Balcao	849,000	5,865,765
Banco BTG Pactual SA	292,600	1,871,793
China Everbright Ltd.	1,978,000	2,899,402
New Frontier Health Corp.(a)	351,270	2,897,977

		13,534,937

Consumer Finance–0.9%
Manappuram Finance Ltd.	2,181,205	2,727,480
Muangthai Capital PCL	3,339,100	3,561,164
Muthoot Finance Ltd.	289,343	2,337,990
Unifin Financiera SAB de CV	617,390	490,841

		9,117,475

Diversified Financial Services–0.3%
Fubon Financial Holding Co., Ltd.	1,740,000	2,150,686
Metro Pacific Investments Corp.	25,107,000	1,192,629

		3,343,315

Insurance–2.3%
ICICI Lombard General Insurance Co., Ltd.(b)	42,757	621,187
IRB Brasil Resseguros S/A	1,755,200	3,269,825
PICC Property & Casualty Co., Ltd.–Class H	4,529,000	4,336,878
Ping An Insurance Group Co. of China Ltd.–Class A	154,900	1,499,091
Ping An Insurance Group Co. of China Ltd.–Class H	1,402,000	13,692,290
Qualitas Controladora SAB de CV	139,670	357,028

		23,776,299

Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Ltd.	126,730	2,721,817
LIC Housing Finance Ltd.	1,164,270	3,619,416

		6,341,233

		174,945,696

Information Technology–17.0%
Electronic Equipment, Instruments & Components–0.5%
Elite Material Co., Ltd.	137,000	476,445
FPT Corp.	76,560	131,727
Hangzhou Hikvision Digital Technology Co., Ltd.–Class A	592,893	2,301,999
Yageo Corp.	305,000	2,739,007

		5,649,178

IT Services–2.4%
GDS Holdings Ltd. (ADR)(a)	289,490	16,781,735
My EG Services Bhd	14,260,100	3,137,423
Network International Holdings PLC(a)(b)	539,387	2,622,722
Tech Mahindra Ltd.	90,740	671,735
TravelSky Technology Ltd.–Class H	670,000	1,172,654

		24,386,269

Semiconductors & Semiconductor Equipment–8.1%
ASMedia Technology, Inc.	41,000	1,037,026
ASPEED Technology, Inc.	99,000	3,372,406
Broadcom, Inc.	20,520	4,865,292
eMemory Technology, Inc.	34,000	259,704
Global Unichip Corp.	115,000	692,963
Koh Young Technology, Inc.	12,220	774,132
MediaTek, Inc.	856,000	9,187,641
Micron Technology, Inc.(a)	217,950	9,166,977
Nanya Technology Corp.	6,075,000	10,691,900

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value
Parade Technologies Ltd.	38,000	$803,157
Realtek Semiconductor Corp.	61,000	437,913
Silergy Corp.	41,000	1,329,863
SK Hynix, Inc.	270,888	18,313,114
Taiwan Semiconductor Manufacturing Co., Ltd.	2,466,706	22,206,054

		83,138,142

Software–0.9%
Beijing Thunisoft Corp., Ltd.–Class A	311,580	1,120,503
Douzone Bizon Co., Ltd.	110,220	7,273,612
Globant SA(a)	10,270	902,527

		9,296,642

Technology Hardware, Storage & Peripherals–5.1%
Samsung Electronics Co., Ltd.	881,690	34,281,418
Samsung Electronics Co., Ltd. (Preference Shares)	554,960	18,084,821

		52,366,239

		174,836,470

Consumer Discretionary–13.2%
Automobiles–3.1%
Geely Automobile Holdings Ltd.	6,705,000	9,730,447
Guangzhou Automobile Group Co., Ltd.–Class H	15,806,000	15,722,329
SAIC Motor Corp., Ltd.	2,111,444	6,053,534

		31,506,310

Diversified Consumer Services–3.7%
Fu Shou Yuan International Group Ltd.	11,618,500	10,155,076
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	150,761	16,318,371
TAL Education Group (ADR)(a)	180,020	9,587,865
YDUQS Part	581,100	2,479,357

		38,540,669

Hotels, Restaurants & Leisure–0.8%
BK Brasil Operacao e Assessoria a Restaurantes SA	90,600	157,972
OPAP SA	914,124	6,887,257
Premium Leisure Corp.	141,129,000	844,221

		7,889,450

Internet & Direct Marketing Retail–5.1%
Alibaba Group Holding Ltd.(a)	1,209,680	29,311,772
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	45,260	8,802,165
JD.com, Inc. (ADR)(a)	192,140	7,781,670
Naspers Ltd.–Class N	49,920	7,094,350

		52,989,957

Multiline Retail–0.1%
Lojas Renner SA	55,270	356,972
V-Mart Retail Ltd.	19,460	365,056

		722,028

Specialty Retail–0.3%
Ace Hardware Indonesia Tbk PT	9,948,200	791,475
Foschini Group Ltd. (The)	464,610	1,735,005
JUMBO SA	26,140	350,907
Petrobras Distribuidora SA	30,600	91,339
Wilcon Depot, Inc.	2,549,700	648,822

		3,617,548

Textiles, Apparel & Luxury Goods–0.1%
Li Ning Co., Ltd.	239,000	687,575

		135,953,537

Consumer Staples–10.4%
Beverages–2.5%
Fomento Economico Mexicano SAB de CV	602,784	3,664,856
Kweichow Moutai Co., Ltd.–Class A	98,901	15,369,956
Sichuan Swellfun Co., Ltd.–Class A	108,574	654,294
Wuliangye Yibin Co., Ltd.–Class A	346,774	5,578,195

		25,267,301

Food & Staples Retailing–3.4%
BGF retail Co., Ltd.	5,180	561,087
Bid Corp., Ltd.	27,860	328,385
Dino Polska SA(a)(b)	442,680	17,219,837
Jeronimo Martins SGPS SA	537,560	9,702,481
Raia Drogasil SA	25,300	495,911
X5 Retail Group NV (GDR)(b)	240,960	6,505,920

		34,813,621

Food Products–2.1%
Britannia Industries Ltd.	18,600	657,404
COFCO Meat Holdings Ltd.(a)(b)	9,449,800	2,572,808
Industrias Bachoco SAB de CV	913,740	2,580,697
Minerva SA/Brazil(a)	3,556,100	5,440,810
WH Group Ltd.(b)	11,187,000	10,325,691

		21,577,410

Household Products–0.7%
C&S Paper Co., Ltd.	3,067,531	7,287,585

Personal Products–1.7%
Unilever PLC	341,040	17,198,713

Tobacco–0.0%
VST Industries Ltd.	6,030	219,819

		106,364,449

Communication Services–9.5%
Diversified Telecommunication Services–1.0%
China Unicom Hong Kong Ltd.	8,566,000	4,996,121
Megacable Holdings SAB de CV	975,600	2,657,942
Telekomunikasi Indonesia Persero Tbk PT	13,433,000	2,608,911

		10,262,974

14	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Company	Shares	U.S. $ Value
Entertainment–2.7%
NCSoft Corp.	29,640	$15,818,996
NetEase, Inc. (ADR)	37,510	12,039,210

		27,858,206

Interactive Media & Services–4.7%
Info Edge India Ltd.	13,850	377,345
Momo, Inc. (Sponsored ADR)	280,750	6,089,467
Tencent Holdings Ltd.	796,400	39,364,136
Yandex NV–Class A(a)	76,040	2,589,162

		48,420,110

Wireless Telecommunication Services–1.1%
China Mobile Ltd.	705,000	5,283,468
Safaricom PLC	22,074,460	5,591,048

		10,874,516

		97,415,806

Materials–6.7%
Chemicals–1.3%
Kumho Petrochemical Co., Ltd.	170,780	9,015,686
Orbia Advance Corp. SAB de CV	3,098,520	3,416,895
Pidilite Industries Ltd.	46,530	833,129
TOA Paint Thailand PCL	330,800	317,519

		13,583,229

Construction Materials–3.0%
Anhui Conch Cement Co., Ltd.–Class A	415,295	3,180,381
Anhui Conch Cement Co., Ltd.–Class H	1,648,000	11,321,125
China Resources Cement Holdings Ltd.	5,924,000	6,959,662
Grupo Cementos de Chihuahua SAB de CV	578,030	1,705,642
Huaxin Cement Co., Ltd.	2,406,697	7,762,956

		30,929,766

Metals & Mining–2.4%
Antofagasta PLC	1,002,970	9,578,815
KGHM Polska Miedz SA(a)	96,046	1,372,745
Polyus PJSC (GDR)(b)	75,640	5,158,648
POSCO	49,878	6,563,336
Vedanta Ltd.	1,939,280	1,649,365

		24,322,909

		68,835,904

Industrials–5.0%
Aerospace & Defense–0.2%
Embraer SA(a)	1,334,800	2,450,683

Building Products–0.1%
Kajaria Ceramics Ltd.	110,790	546,288

Commercial Services & Supplies–2.0%
A-Living Services Co., Ltd.–Class H(b)	2,238,750	10,736,621
Sunny Friend Environmental Technology Co., Ltd.	1,254,000	9,586,073

		20,322,694

Electrical Equipment–0.1%
Voltronic Power Technology Corp.	56,150	1,166,899

Machinery–1.6%
Han’s Laser Technology Industry Group Co., Ltd.	77,400	304,045
Sany Heavy Industry Co., Ltd.	2,015,191	4,839,024
Weichai Power Co., Ltd.–Class H	7,320,000	11,659,972

		16,803,041

Professional Services–0.3%
L&T Technology Services Ltd.(b)	225,417	3,450,311

Road & Rail–0.5%
Globaltrans Investment PLC (Sponsored GDR)(b)	356,601	1,871,708
Localiza Rent a Car SA	424,004	2,146,091
Rumo SA(a)	197,700	747,638

		4,765,437

Trading Companies & Distributors–0.2%
Barloworld Ltd.	522,520	1,898,409

Transportation Infrastructure–0.0%
Grupo Aeroportuario del Centro Norte SAB de CV	49,650	168,022

		51,571,784

Real Estate–4.8%
Equity Real Estate Investment Trusts (REITs)–0.8%
Embassy Office Parks Reit(a)	1,031,000	4,777,692
Fibra Uno Administracion SA de CV	4,327,930	3,397,031

		8,174,723

Real Estate Management & Development–4.0%
Aldar Properties PJSC	7,521,590	3,103,384
CIFI Holdings Group Co., Ltd.	17,844,000	12,650,331
Midea Real Estate Holding Ltd.(b)	2,064,800	5,071,852
Poly Developments and Holdings Group Co., Ltd.–Class A	3,735,478	7,773,424
Times China Holdings Ltd.	6,147,000	10,129,376
Times Neighborhood Holdings Ltd.(a)(b)	699,323	552,011
Vincom Retail JSC	2,011,573	1,601,692

		40,882,070

		49,056,793

Energy–4.7%
Oil, Gas & Consumable Fuels–4.7%
LUKOIL PJSC (Sponsored ADR)	311,339	18,418,815
PetroChina Co., Ltd.–Class H	17,614,000	6,384,012
Petroleo Brasileiro SA (Preference Shares)	4,448,400	11,976,890

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value
Petronet LNG Ltd.	842,240	$2,228,148
S-Oil Corp.	90,068	4,184,182
Tatneft PJSC (Sponsored ADR)	78,707	2,982,995
Tupras Turkiye Petrol Rafinerileri AS(a)	228,268	2,597,802

		48,772,844

Health Care–2.9%
Biotechnology–0.1%
Zai Lab Ltd. (ADR)(a)	17,780	915,314

Health Care Equipment & Supplies–0.1%
Yestar Healthcare Holdings Co., Ltd.(a)	7,452,500	1,242,294

Health Care Providers & Services–1.8%
Cleopatra Hospital(a)	2,685,130	784,727
Dr. Lal PathLabs Ltd.(b)	43,512	801,037
Integrated Diagnostics Holdings PLC(b)	137,230	459,721
Jinxin Fertility Group Ltd.(a)(b)	5,618,400	6,154,981
MLP Saglik Hizmetleri AS(a)(b)	1,176,870	2,300,393
Notre Dame Intermedica Participacoes SA	85,600	740,666
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	4,258,600	7,185,753

		18,427,278

Life Sciences Tools & Services–0.1%
Hangzhou Tigermed Consulting Co., Ltd.–Class A	98,754	884,268

Pharmaceuticals–0.8%
China Resources Pharmaceutical Group Ltd.(b)	5,499,200	3,283,457
Genomma Lab Internacional SAB de CV–Class B(a)	4,348,960	3,483,201
Richter Gedeon Nyrt	66,280	1,249,978

		8,016,636

		29,485,790

Utilities–2.7%
Electric Utilities–1.8%
Centrais Eletricas Brasileiras SA	463,300	2,127,430
Centrais Eletricas Brasileiras SA (Preference Shares)	22,500	112,714
Equatorial Energia SA	3,097,200	10,490,699
Power Grid Corp. of India Ltd.	2,622,707	5,498,987

		18,229,830

Gas Utilities–0.9%
China Resources Gas Group Ltd.	382,000	1,916,973
ENN Energy Holdings Ltd.	408,000	3,952,395
GAIL India Ltd.	3,317,550	3,332,672

		9,202,040

		27,431,870

Total Common Stocks (cost $1,111,044,072)		964,670,943

EQUITY LINKED NOTES–2.3%

Information Technology–1.0%
Electronic Equipment, Instruments & Components–1.0%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2021(a)	6,111,804	10,636,201

Financials–0.8%
Banks–0.8%
Bank for Foreign Trade of Vietnam JSC, Macquarie Bank Ltd., expiring 06/07/2021(a)	1,187,610	3,117,879
Emirates NBD Bank PJSC, Merrill Lynch & Co., Inc., expiring 01/03/2022(a)	2,846,642	5,579,418

		8,697,297

Real Estate–0.4%
Real Estate Management & Development–0.4%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 03/31/2021(a)	4,606,644	3,735,330

Consumer Discretionary–0.1%
Specialty Retail–0.1%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 03/31/2021(a)	451,986	1,127,238

Total Equity Linked Notes (cost $33,538,524)		24,196,066

SHORT-TERM INVESTMENTS–3.9%
Investment Companies–3.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(c)(d)(e) (cost $39,613,701)	39,613,701	39,613,701

Total Investments—100.1% (cost $1,184,196,297)		1,028,480,710

Other assets less liabilities—(0.1)%		(1,474,265)

Net Assets—100.0%		$1,027,006,445

16	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	195,673	USD	2,705	04/23/2020	$136,225
Bank of America, NA	EUR	2,474	USD	2,776	05/15/2020	43,185
Bank of America, NA	EUR	1,311	USD	1,423	05/15/2020	(25,549)
Bank of America, NA	GBP	12,042	USD	14,193	05/15/2020	(777,102)
Bank of America, NA	PLN	8,184	USD	2,167	05/15/2020	189,109
Bank of America, NA	ZAR	16,716	USD	954	05/15/2020	25,016
Barclays Bank PLC	INR	584,416	USD	7,935	04/23/2020	261,304
Barclays Bank PLC	USD	6,495	INR	502,007	04/23/2020	96,101
Barclays Bank PLC	USD	5,469	INR	393,387	04/23/2020	(304,214)
Barclays Bank PLC	USD	13,037	KRW	15,974,467	05/14/2020	84,845
Barclays Bank PLC	USD	5,352	KRW	6,368,822	05/14/2020	(120,095)
Barclays Bank PLC	CNY	13,823	USD	1,988	05/15/2020	38,557
Barclays Bank PLC	CNY	27,721	USD	3,885	05/15/2020	(25,102)
Barclays Bank PLC	GBP	1,279	USD	1,581	05/15/2020	(9,435)
Barclays Bank PLC	USD	3,218	EUR	2,821	05/15/2020	(101,529)
Barclays Bank PLC	USD	3,838	RUB	291,118	05/20/2020	(134,656)
Barclays Bank PLC	TWD	78,061	USD	2,620	05/21/2020	19,488
Barclays Bank PLC	TWD	45,555	USD	1,517	05/21/2020	(849)
Barclays Bank PLC	USD	5,485	TWD	165,383	05/21/2020	25,365
Barclays Bank PLC	USD	9,258	TWD	276,642	05/21/2020	(40,772)
Barclays Bank PLC	TWD	297,000	USD	9,849	05/22/2020	(48,677)
Barclays Bank PLC	USD	61,589	TWD	1,846,932	05/22/2020	(40,412)
Barclays Bank PLC	MYR	17,398	USD	4,152	08/13/2020	126,218
Barclays Bank PLC	USD	11,493	MYR	47,538	08/13/2020	(492,701)
BNP Paribas SA	KRW	5,199,317	USD	4,381	05/14/2020	110,163
BNP Paribas SA	USD	4,766	KRW	5,769,361	05/14/2020	(26,503)
BNP Paribas SA	CNY	24,975	USD	3,580	05/15/2020	57,455
BNP Paribas SA	CNY	29,629	USD	4,176	05/15/2020	(2,670)
BNP Paribas SA	PLN	6,299	USD	1,514	05/15/2020	(8,062)
BNP Paribas SA	USD	9,559	CNY	67,410	05/15/2020	(51,610)
BNP Paribas SA	USD	3,454	ZAR	60,430	05/15/2020	(96,046)
BNP Paribas SA	ZAR	30,995	USD	1,987	05/15/2020	264,791
Citibank, NA	BRL	79,915	USD	18,173	04/02/2020	2,792,982
Citibank, NA	BRL	45,876	USD	8,825	04/02/2020	(4,415)
Citibank, NA	USD	15,372	BRL	79,915	04/02/2020	7,692
Citibank, NA	USD	9,439	BRL	45,876	04/02/2020	(610,105)
Citibank, NA	INR	244,442	USD	3,406	04/23/2020	196,928
Citibank, NA	USD	5,948	INR	453,725	04/23/2020	9,130
Citibank, NA	CLP	2,050,617	USD	2,435	05/13/2020	36,305
Citibank, NA	KRW	1,682,702	USD	1,397	05/14/2020	14,595
Citibank, NA	KRW	3,515,042	USD	2,885	05/14/2020	(2,084)
Citibank, NA	CNY	25,972	USD	3,722	05/15/2020	59,193
Citibank, NA	EUR	5,520	USD	6,060	05/15/2020	(37,720)
Citibank, NA	HUF	583,912	USD	1,986	05/15/2020	198,654
Citibank, NA	PLN	8,798	USD	2,123	05/15/2020	(2,744)
Citibank, NA	TRY	15,898	USD	2,519	05/15/2020	145,923
Citibank, NA	USD	5,559	CNY	38,890	05/15/2020	(74,237)
Citibank, NA	USD	5,094	EUR	4,519	05/15/2020	(102,180)
Citibank, NA	USD	2,098	PLN	8,184	05/15/2020	(120,285)
Citibank, NA	USD	3,023	TRY	19,826	05/15/2020	(63,262)
Citibank, NA	RUB	1,825,113	USD	25,112	05/20/2020	1,893,689
Citibank, NA	USD	7,589	RUB	552,734	05/20/2020	(557,839)
Citibank, NA	TWD	115,572	USD	3,881	05/21/2020	30,155

Schedule of Investments—Emerging Markets Portfolio	17

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	ZAR	55,478	USD	3,300	05/15/2020	$217,059
Deutsche Bank AG	USD	27,763	ZAR	415,183	05/15/2020	(4,692,268)
Goldman Sachs Bank USA	BRL	9,279	USD	1,785	04/02/2020	(893)
Goldman Sachs Bank USA	USD	1,992	BRL	9,279	04/02/2020	(205,867)
Goldman Sachs Bank USA	INR	202,473	USD	2,803	04/23/2020	144,408
Goldman Sachs Bank USA	USD	3,592	INR	256,932	04/23/2020	(218,703)
Goldman Sachs Bank USA	USD	2,044	BRL	10,555	05/05/2020	(17,083)
Goldman Sachs Bank USA	KRW	8,736,102	USD	7,354	05/14/2020	177,958
Goldman Sachs Bank USA	USD	3,053	KRW	3,622,012	05/14/2020	(77,843)
Goldman Sachs Bank USA	MXN	126,727	USD	5,362	05/15/2020	53,303
Goldman Sachs Bank USA	PLN	19,694	USD	4,907	05/15/2020	147,052
Goldman Sachs Bank USA	USD	2,520	HUF	783,867	05/15/2020	(121,009)
Goldman Sachs Bank USA	USD	2,070	MXN	49,508	05/15/2020	3,920
Goldman Sachs Bank USA	TWD	39,789	USD	1,323	05/22/2020	(2,704)
HSBC Bank USA	CNY	71,644	USD	10,292	05/15/2020	187,284
HSBC Bank USA	TRY	33,236	USD	5,355	05/15/2020	394,055
JPMorgan Chase Bank, NA	BRL	6,034	USD	1,297	04/02/2020	135,347
JPMorgan Chase Bank, NA	USD	1,161	BRL	6,034	04/02/2020	581
JPMorgan Chase Bank, NA	INR	132,795	USD	1,775	04/23/2020	31,868
JPMorgan Chase Bank, NA	IDR	56,645,753	USD	4,001	05/05/2020	539,962
JPMorgan Chase Bank, NA	USD	6,657	IDR	96,724,386	05/05/2020	(746,470)
JPMorgan Chase Bank, NA	KRW	7,208,084	USD	6,077	05/14/2020	155,827
JPMorgan Chase Bank, NA	USD	8,222	KRW	9,708,433	05/14/2020	(247,041)
JPMorgan Chase Bank, NA	TRY	9,914	USD	1,515	05/15/2020	35,162
JPMorgan Chase Bank, NA	USD	2,072	TWD	61,858	05/21/2020	(11,199)
Morgan Stanley Capital Services, Inc.	BRL	30,794	USD	5,923	04/02/2020	(2,964)
Morgan Stanley Capital Services, Inc.	USD	6,155	BRL	30,794	04/02/2020	(228,739)
Morgan Stanley Capital Services, Inc.	INR	246,252	USD	3,381	04/23/2020	148,173
Morgan Stanley Capital Services, Inc.	BRL	30,794	USD	6,145	05/05/2020	231,138
Morgan Stanley Capital Services, Inc.	IDR	40,078,633	USD	2,890	05/05/2020	440,613
Morgan Stanley Capital Services, Inc.	KRW	38,567,142	USD	32,543	05/14/2020	863,978
Morgan Stanley Capital Services, Inc.	USD	2,231	EUR	1,995	05/15/2020	(27,028)
Morgan Stanley Capital Services, Inc.	ZAR	46,901	USD	2,907	05/15/2020	301,068
Morgan Stanley Capital Services, Inc.	ZAR	41,865	USD	2,312	05/15/2020	(14,793)
Natwest Markets PLC	EUR	13,084	USD	14,345	05/15/2020	(108,825)
Natwest Markets PLC	PLN	7,946	USD	1,855	05/15/2020	(65,727)
Natwest Markets PLC	USD	3,287	EUR	2,943	05/15/2020	(35,653)
Standard Chartered Bank	USD	22,675	CNY	158,252	05/15/2020	(354,878)
State Street Bank & Trust Co.	CNY	120,409	USD	17,172	05/15/2020	189,250
State Street Bank & Trust Co.	HUF	199,955	USD	665	05/15/2020	53,508
State Street Bank & Trust Co.	THB	269,509	USD	8,580	05/15/2020	366,582
State Street Bank & Trust Co.	THB	45,695	USD	1,391	05/15/2020	(2,013)
State Street Bank & Trust Co.	USD	7,080	CNY	49,621	05/15/2020	(80,978)
State Street Bank & Trust Co.	USD	24,597	THB	769,502	05/15/2020	(1,145,813)
State Street Bank & Trust Co.	USD	3,860	ZAR	58,887	05/15/2020	(587,686)
UBS AG	ZAR	44,726	USD	2,515	05/15/2020	30,082

						$(1,165,786)

18	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $84,232,305 or 8.2% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	19

SCB–ST–1946–0320

Sanford C. Bernstein Fund, Inc.

March 31, 2020

Schedule of Investments To the Semi-Annual
 Report For the Fixed Income Taxable Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)				U.S. $ Value

CORPORATES-INVESTMENT GRADE–25.7%

Industrial–14.8%
Basic–1.1%
Alpek SAB de CV 4.25%, 09/18/2029(a)		U.S.$	449	$353,307
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)			8,525	6,612,203
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(a)			2,160	1,846,125
DuPont de Nemours, Inc. 4.205%, 11/15/2023			4,915	5,175,937
4.493%, 11/15/2025			4,913	5,210,089
Eastman Chemical Co. 3.80%, 03/15/2025			2,282	2,309,590
Glencore Funding LLC 4.125%, 05/30/2023(a)			2,622	2,487,596
GUSAP III LP 4.25%, 01/21/2030(a)			5,248	4,670,720
Inversiones CMPC SA 3.85%, 01/13/2030(a)			2,742	2,440,380
4.375%, 04/04/2027(a)			2,062	1,935,703
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)			1,151	1,104,960
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)			3,400	2,958,000
4.875%, 09/19/2022(a)			1,519	1,450,645

				38,555,255

Capital Goods–0.4%
Boeing Co. (The) 1.65%, 10/30/2020			15	14,665
Embraer Netherlands Finance BV 5.40%, 02/01/2027			4,960	4,340,000
General Electric Co. 0.875%, 05/17/2025		EUR	2,271	2,272,926
United Technologies Corp. 3.95%, 08/16/2025		U.S.$	6,049	6,590,446

				13,218,037

Communications-Media–1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028			868	882,383
4.908%, 07/23/2025			16,359	17,359,516
Comcast Corp. 4.15%, 10/15/2028			4,460	5,006,261
Cox Communications, Inc. 2.95%, 06/30/2023(a)			2,401	2,397,014
Fox Corp. 3.05%, 04/07/2025			386	385,398
Principal Amount (000)				U.S. $ Value
Time Warner Cable LLC 4.00%, 09/01/2021	U.S.$		18	$18,029
4.125%, 02/15/2021			3,143	3,201,868
4.50%, 09/15/2042			2,370	2,258,397
ViacomCBS, Inc. 3.375%, 02/15/2028			5,504	5,032,527
3.50%, 01/15/2025			315	293,426
3.70%, 06/01/2028			2,988	2,703,602
4.75%, 05/15/2025			5,052	5,042,654
Walt Disney Co. (The) 3.35%, 03/24/2025			4,211	4,587,211

				49,168,286

Communications-Telecommunications–2.1%
AT&T, Inc. 3.40%, 05/15/2025			22,024	22,773,477
3.60%, 07/15/2025			6,420	6,690,924
4.35%, 03/01/2029			6,400	6,855,040
4.55%, 03/09/2049			3,820	4,101,687
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)			6,740	6,838,674
Verizon Communications, Inc. 3.00%, 03/22/2027			1,801	1,901,910
4.862%, 08/21/2046			2,993	3,897,993
5.012%, 04/15/2049			4,322	5,779,724
Vodafone Group PLC 3.75%, 01/16/2024			11,123	11,580,044

				70,419,473

Consumer Cyclical-Automotive–0.3%
Ford Motor Credit Co. LLC 4.063%, 11/01/2024			3,400	3,083,630
General Motors Financial Co., Inc. 4.30%, 07/13/2025			1,405	1,228,223
5.10%, 01/17/2024			6,170	5,650,116
5.25%, 03/01/2026			1,600	1,409,104

				11,371,073

Consumer Cyclical-Restaurants–0.2%
McDonald’s Corp. 3.30%, 07/01/2025			2,387	2,479,806
Starbucks Corp. 4.50%, 11/15/2048			2,311	2,602,764

				5,082,570

Consumer Cyclical-Retailers–0.0%
TJX Cos, Inc. (The) 3.50%, 04/15/2025			1,253	1,280,716

Consumer Non-Cyclical–3.6%
AbbVie, Inc. 2.95%, 11/21/2026(a)			5,352	5,416,438
4.875%, 11/14/2048			3,688	4,277,232
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049			9,040	10,610,971

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)				U.S. $ Value
BAT Capital Corp. 3.215%, 09/06/2026	U.S.$		7,377	$7,057,945
Becton Dickinson and Co. 3.734%, 12/15/2024			1,826	1,882,679
Biogen, Inc. 4.05%, 09/15/2025			7,188	7,599,225
Bristol-Myers Squibb Co. 2.875%, 08/15/2020(a)			7	7,013
Cigna Corp. 3.40%, 03/01/2027(a)			8,649	8,741,717
3.75%, 07/15/2023			1,510	1,553,413
4.125%, 11/15/2025			2,682	2,864,135
4.375%, 10/15/2028			3,600	3,868,776
Coca-Cola Co. (The) 2.95%, 03/25/2025			4,989	5,343,369
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030			2,389	2,299,412
CVS Health Corp. 4.10%, 03/25/2025			12,895	13,640,331
Medtronic, Inc. 3.50%, 03/15/2025			4,034	4,333,403
Mylan NV 3.95%, 06/15/2026			6,825	6,932,289
Reynolds American, Inc. 6.875%, 05/01/2020			1,300	1,303,952
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026			11,825	12,033,829
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)			378	351,422
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023			6,627	7,007,920
Thermo Fisher Scientific, Inc. 4.133%, 03/25/2025			2,852	3,050,670
Tyson Foods, Inc. 3.95%, 08/15/2024			5,908	5,913,554
4.00%, 03/01/2026			763	807,216
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020			3,400	3,400,000
3.05%, 01/15/2026			1,136	1,114,836
Zoetis, Inc. 3.45%, 11/13/2020			2,422	2,454,261

				123,866,008

Energy–3.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027			11,885	10,960,347
4.08%, 12/15/2047			1,710	1,512,478
Cenovus Energy, Inc. 4.25%, 04/15/2027			4,694	2,279,641
Energy Transfer Operating LP 3.75%, 05/15/2030			1,958	1,522,071
4.65%, 06/01/2021			6	5,768
4.75%, 01/15/2026			6,615	5,805,456
5.50%, 06/01/2027			5,482	4,802,396
Principal Amount (000)				U.S. $ Value
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		U.S.$	1,196	$1,079,928
Eni SpA 4.25%, 05/09/2029(a)			3,228	3,125,382
Enterprise Products Operating LLC 3.35%, 03/15/2023			11	10,921
3.70%, 01/31/2051			6,237	5,497,417
5.20%, 09/01/2020			2,133	2,138,652
Exxon Mobil Corp. 2.992%, 03/19/2025			4,908	5,202,529
Hess Corp. 4.30%, 04/01/2027			5,930	4,297,115
Husky Energy, Inc. 4.40%, 04/15/2029			8,200	5,694,654
Kinder Morgan Energy Partners LP 3.45%, 02/15/2023			7	6,904
Kinder Morgan, Inc./DE 3.15%, 01/15/2023			5,150	5,041,902
Marathon Oil Corp. 3.85%, 06/01/2025			10,900	7,774,861
Marathon Petroleum Corp. 5.125%, 03/01/2021-12/15/2026			7,673	7,511,167
National Oilwell Varco, Inc. 2.60%, 12/01/2022			4	3,612
Newfield Exploration Co. 5.625%, 07/01/2024			3,110	1,548,749
Noble Energy, Inc. 3.90%, 11/15/2024			6,369	5,132,841
ONEOK, Inc. 4.00%, 07/13/2027			4,900	3,961,503
4.35%, 03/15/2029			4,164	3,399,531
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 01/31/2023			5,792	4,661,170
3.55%, 12/15/2029			1,156	818,552
3.60%, 11/01/2024			4,448	3,680,987
3.85%, 10/15/2023			2,600	2,220,530
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027			4,443	3,917,038
5.875%, 06/30/2026			1,000	908,440
Sunoco Logistics Partners Operations LP 4.00%, 10/01/2027			5,150	4,071,848
Williams Cos., Inc. (The) 3.35%, 08/15/2022			7	6,670
4.125%, 11/15/2020			4,549	4,498,006
4.30%, 03/04/2024			3,115	2,842,562
4.50%, 11/15/2023			6,712	6,205,043

				122,146,671

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)			3,311	3,114,409

2	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Services–0.4%
Expedia Group, Inc. 3.80%, 02/15/2028	U.S.$	5,946	$5,111,955
Global Payments, Inc. 4.00%, 06/01/2023		2,747	2,802,050
S&P Global, Inc. 4.40%, 02/15/2026		6,121	6,783,965

			14,697,970

Technology–1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 01/15/2024		1,353	1,354,475
3.875%, 01/15/2027		9,791	9,352,265
Broadcom, Inc. 3.625%, 10/15/2024(a)		2,625	2,584,155
4.25%, 04/15/2026(a)		2,925	2,891,450
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		1,615	1,670,992
Intel Corp. 3.40%, 03/25/2025		6,652	7,228,995
KLA Corp. 4.65%, 11/01/2024		6,404	6,775,688
Lam Research Corp. 2.80%, 06/15/2021		2,639	2,686,423
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 06/18/2026(a)		2,078	2,030,622
Oracle Corp. 2.50%, 04/01/2025		6,769	6,832,019
Seagate HDD Cayman 4.75%, 01/01/2025		1,775	1,751,357

			45,158,441

Transportation-Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		471	447,450
5.875%, 07/05/2034(a)		1,215	1,276,256

			1,723,706

Transportation-Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(a)		4,975	4,597,211

			504,399,826

Financial Institutions–10.4%
Banking–8.8%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		1,171	1,201,645
AIB Group PLC 4.263%, 04/10/2025(a)		6,275	6,025,506
4.75%, 10/12/2023(a)		572	564,146
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		405	418,503
Principal Amount (000)			U.S. $ Value
Banco Santander SA 3.50%, 04/11/2022	U.S.$	5,600	$5,573,456
5.179%, 11/19/2025		8,800	8,973,184
Bank of America Corp. 5.00%, 05/13/2021		10	10,310
Series DD 6.30%, 03/10/2026(b)		1,628	1,713,470
Series L 3.95%, 04/21/2025		4,925	5,133,721
Series Z 6.50%, 10/23/2024(b)		2,548	2,692,956
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(a)		3,625	3,658,024
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		1,250	1,475,538
BBVA USA 2.875%, 06/29/2022		8,460	8,356,619
5.50%, 04/01/2020		14,784	14,784,000
BNP Paribas SA 2.375%, 05/21/2020		2,500	2,500,575
4.375%, 09/28/2025-05/12/2026(a)		6,625	6,661,796
BPCE SA 2.75%, 01/11/2023(a)		1,822	1,803,780
5.70%, 10/22/2023(a)		1,991	2,100,684
Capital One Financial Corp. 3.30%, 10/30/2024		8,359	8,277,583
Citigroup, Inc. 3.875%, 03/26/2025		14,634	14,965,899
4.50%, 01/14/2022		11	11,418
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)		658	673,279
Cooperatieve Rabobank UA 3.95%, 11/09/2022		1,581	1,606,343
4.375%, 08/04/2025		6,380	6,441,758
Credit Agricole SA/London 2.75%, 06/10/2020(a)		2,200	2,199,956
3.25%, 10/04/2024(a)		1,287	1,285,649
3.375%, 01/10/2022(a)		576	574,796
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 06/09/2023		7,155	7,357,773
4.55%, 04/17/2026		5,635	5,929,541
Danske Bank A/S 3.244%, 12/20/2025(a)		2,594	2,404,145
Discover Bank 4.682%, 08/09/2028		2,264	2,312,857
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/2021		5,866	5,850,748
3.50%, 04/01/2025		3,516	3,593,493
3.75%, 05/22/2025		2,661	2,737,504
3.85%, 07/08/2024		10,315	10,730,385
5.25%, 07/27/2021		6	6,218
5.75%, 01/24/2022		14	14,833
Series D 6.00%, 06/15/2020		6,177	6,214,000

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)				U.S. $ Value
HSBC Bank USA NA 4.875%, 08/24/2020	U.S.$		3,370	$3,394,466
HSBC Holdings PLC 4.041%, 03/13/2028			7,182	7,316,519
4.25%, 03/14/2024			3,943	4,098,512
4.292%, 09/12/2026			2,495	2,585,569
ING Bank NV 5.80%, 09/25/2023(a)			806	859,277
ING Groep NV 6.875%, 04/16/2022(a)(b)			2,028	1,774,906
JPMorgan Chase & Co.
3.22%, 03/01/2025			8,425	8,658,962
3.54%, 05/01/2028			12,095	12,611,456
4.50%, 01/24/2022			20	20,893
Series FF 5.00%, 08/01/2024(b)			4,553	4,239,025
Lloyds Banking Group PLC 4.582%, 12/10/2025			8,085	8,188,084
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021			4,600	4,624,932
Mastercard, Inc. 3.30%, 03/26/2027			2,665	2,902,185
Morgan Stanley 5.00%, 11/24/2025			5,000	5,424,200
7.25%, 04/01/2032			15	20,958
Series G 3.75%, 02/25/2023			8	8,275
4.35%, 09/08/2026			8,591	9,323,211
National Australia Bank Ltd./New York Series G 2.625%, 07/23/2020			2,330	2,333,518
Nationwide Building Society 4.00%, 09/14/2026(a)			8,284	8,083,030
Santander Holdings USA, Inc.
3.244%, 10/05/2026			3,855	3,472,391
4.40%, 07/13/2027			5,727	5,472,836
Santander UK PLC 5.00%, 11/07/2023(a)			1,788	1,834,291
Societe Generale SA 4.25%, 08/19/2026(a)			6,700	6,565,598
Standard Chartered PLC 5.20%, 01/26/2024(a)			3,782	3,740,436
State Street Corp. 2.901%, 03/30/2026(a)			498	501,760
Truist Financial Corp. 2.625%, 06/29/2020			3,100	3,107,068
UBS AG/Stamford CT 7.625%, 08/17/2022			5,982	6,282,476
UBS Group AG 4.125%, 09/24/2025(a)			4,794	5,069,991
7.00%, 01/31/2024-02/19/2025(a)(b)			3,426	3,211,368
US Bancorp Series J 5.30%, 04/15/2027(b)			3,485	3,299,319
Wells Fargo & Co. 3.069%, 01/24/2023			6,527	6,610,023
Principal Amount (000)				U.S. $ Value
3.75%, 01/24/2024		U.S.$	6,552	$6,918,846

				299,390,472

Brokerage–0.1%
Charles Schwab Corp. (The) 4.20%, 03/24/2025			4,597	4,837,009

Finance–0.4%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/2025			5,362	5,340,069
4.418%, 11/15/2035			2,843	3,034,334
Synchrony Financial 4.50%, 07/23/2025			6,600	6,450,312

				14,824,715

Insurance–0.8%
Centene Corp. 4.25%, 12/15/2027(a)			1,151	1,128,084
4.625%, 12/15/2029(a)			1,315	1,320,839
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)			2,851	3,176,698
Humana, Inc. 4.50%, 04/01/2025			6,639	6,923,415
MetLife Capital Trust IV 7.875%, 12/15/2037(a)			5,200	5,884,320
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)			2,058	3,233,468
Prudential Financial, Inc. 4.50%, 11/15/2020			15	15,095
5.20%, 03/15/2044			715	629,257
5.375%, 05/15/2045			615	582,792
5.70%, 09/15/2048			1,202	1,028,948
5.875%, 09/15/2042			459	439,906
Voya Financial, Inc. 5.65%, 05/15/2053			1,693	1,517,757

				25,880,579

REITS–0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023			202	177,954
Welltower, Inc. 4.00%, 06/01/2025			10,111	9,982,894

				10,160,848

				355,093,623

Utility–0.5%
Electric–0.5%
Berkshire Hathaway Energy Co. 4.25%, 10/15/2050(a)			1,551	1,766,449
Colbun SA 3.15%, 03/06/2030(a)			400	372,000
Consolidated Edison Co. of New York, Inc. Series 20B 3.95%, 04/01/2050			1,393	1,476,371

4	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Dominion Energy, Inc. Series C 2.00%, 08/15/2021	U.S.$	2	$1,993
Duke Energy Carolinas LLC 3.90%, 06/15/2021		4	4,064
Enel Chile SA 4.875%, 06/12/2028		4,545	4,405,809
Florida Power & Light Co. 2.85%, 04/01/2025		1,238	1,286,592
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		7,000	7,299,688

			16,612,966

Total Corporates—Investment Grade (cost $899,278,082)			876,106,415

GOVERNMENTS-TREASURIES–22.8%
Malaysia–0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	35,334	8,351,338

Netherlands–1.2%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	34,460	39,923,312

United States–21.4%
U.S. Treasury Bonds 2.25%, 08/15/2046	U.S.$	12,530	14,910,700
2.375%, 11/15/2049		2,885	3,586,416
2.50%, 02/15/2045-05/15/2046		25,872	32,166,775
3.00%, 05/15/2045-02/15/2049		78,384	107,336,486
3.375%, 05/15/2044		5,710	8,060,208
3.50%, 02/15/2039		4,254	5,958,259
3.75%, 11/15/2043		10,205	15,152,830
4.375%, 02/15/2038-11/15/2039		49,130	76,685,295
4.50%, 02/15/2036		4,048	6,148,557
4.75%, 02/15/2037		4,156	6,540,505
5.50%, 08/15/2028		10,214	14,144,794
U.S. Treasury Notes 1.125%, 02/28/2025		121,986	126,503,294
1.375%, 01/31/2021-04/30/2021		115	116,323
1.50%, 02/15/2030		11,115	11,962,519
1.625%, 11/30/2020		155	156,477
1.75%, 10/31/2020-11/15/2029		33,198	34,522,115
1.75%, 11/30/2021(c)		28,028	28,711,183
1.875%, 01/31/2022(c)		9,965	10,254,608
2.00%, 12/31/2021		26,704	27,488,430
2.125%, 08/15/2021(c)		113,051	115,859,611
2.25%, 04/30/2021-02/15/2027		38,231	39,366,116
2.375%, 08/15/2024(c)		7,351	7,984,915
2.625%, 02/15/2029		30,853	35,997,007

			729,613,423

Total Governments—Treasuries (cost $699,548,390)			777,888,073

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–17.7%
Agency Fixed Rate 30-Year–16.3%
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 08/01/2033	U.S.$	1	$1,045
Series 2007 5.50%, 07/01/2035		955	1,079,784
Series 2016 4.00%, 02/01/2046		10,511	11,420,434
Series 2017 4.00%, 07/01/2044		8,538	9,266,758
Series 2018 4.00%, 08/01/2048-12/01/2048		20,823	22,412,145
4.50%, 10/01/2048-11/01/2048		30,090	32,484,424
5.00%, 09/01/2048-11/01/2048		9,376	10,180,420
FHLMC Uniform Mortgage-Backed Security Series 2019 3.50%, 09/01/2049-11/01/2049		37,813	40,229,824
Series 2020 3.50%, 01/01/2050		9,074	9,717,508
FNMA Uniform Mortgage-Backed Security Series 2001 6.50%, 08/01/2031		2	2,325
Series 2002 6.50%, 09/01/2032		—	189
Series 2003 5.50%, 04/01/2033-11/01/2033		2,845	3,209,369
Series 2004 5.50%, 04/01/2034-11/01/2034		2,484	2,815,216
6.50%, 08/01/2034		2	2,277
Series 2005 5.50%, 02/01/2035		2,227	2,522,095
Series 2006 5.50%, 04/01/2036		413	469,169
Series 2007 5.50%, 09/01/2036		849	964,097
Series 2008 6.00%, 03/01/2037		6	6,521
Series 2010 4.00%, 12/01/2040		5,183	5,629,928
Series 2012 3.50%, 02/01/2042-01/01/2043		33,697	36,085,330
Series 2013 3.50%, 04/01/2043		16,110	17,255,469
4.00%, 10/01/2043		15,711	17,099,516
Series 2015 3.00%, 05/01/2045-08/01/2045		22,102	23,381,228
Series 2017 3.50%, 11/01/2047		4,879	5,168,277
Series 2018 3.50%, 02/01/2048-05/01/2048		140,511	148,745,625
4.00%, 08/01/2048-12/01/2048		29,505	31,747,448
4.50%, 09/01/2048		27,194	29,356,960

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)				U.S. $ Value
Series 2019 3.50%, 08/01/2049-11/01/2049	U.S.$	40,189		$42,704,884
4.00%, 06/01/2049		17,511		18,900,240
Series 2020 3.50%, 01/01/2050		9,947		10,605,536
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-12/20/2046		10,161		10,802,465
Series 2020 3.00%, 04/01/2050, TBA		10,250		10,836,172

				555,102,678

Agency Fixed Rate 15-Year–1.4%
FNMA Uniform Mortgage-Backed Security Series 2012 2.50%, 04/01/2027		23		24,025
Series 2016 2.50%, 02/01/2031-01/01/2032		39,431		41,036,208
Series 2017 2.50%, 01/01/2032-02/01/2032		5,382		5,599,733

				46,659,966

Other Agency Fixed Rate Programs–0.0%
FNMA Uniform Mortgage-Backed Security Series 2009 4.50%, 07/01/2029-10/01/2029		598		652,018

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.299% (LIBOR 12 Month + 0.00%), 12/01/2036(d)		0	**	344
Series 2007 4.10% (LIBOR 12 Month + 0.00%), 03/01/2037(d)		1		613

				957

Total Mortgage Pass-Throughs (cost $578,765,341)				602,415,619

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.4%
Non-Agency Fixed Rate CMBS–6.5%
BAMLL Commercial Mortgage Securities Trust Series 2019-WBRK, Class D 3.534%, 03/10/2037(a)		2,805		2,390,446
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		8,525		8,909,164
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		3,655		3,738,040
Principal Amount (000)				U.S. $ Value
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)	U.S.$	11,325		$11,213,048
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 02/10/2048		7,490		7,595,663
Series 2015-GC35, Class A4 3.818%, 11/10/2048		3,530		3,784,762
Series 2016-C1, Class A4 3.209%, 05/10/2049		12,141		12,746,972
Series 2016-GC36, Class A5 3.616%, 02/10/2049		3,982		4,230,051
Series 2018-B2, Class A4 4.009%, 03/10/2051		5,890		6,521,504
Commercial Mortgage Trust Series 2012-CR3, Class E
4.752%, 10/15/2045(a)		3,938		3,226,998
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		1,982		1,943,701
Series 2015-CR24, Class A5 3.696%, 08/10/2048		3,925		4,188,219
Series 2015-DC1, Class A5 3.35%, 02/10/2048		6,250		6,411,561
Series 2015-PC1, Class A5 3.902%, 07/10/2050		7,135		7,494,706
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		3,451		3,573,588
Series 2015-C3, Class A4 3.718%, 08/15/2048		6,101		6,388,799
Series 2015-C4, Class A4 3.808%, 11/15/2048		7,715		8,124,508
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.389%, 08/10/2044(a)		2,100		1,996,715
Series 2013-G1, Class A1 2.059%, 04/10/2031(a)		314		312,380
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		6,804		6,925,191
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.419%, 08/15/2046(a)		1,285		1,216,829
Series 2012-C6, Class E 5.157%, 05/15/2045(a)		3,967		3,400,912
Series 2014-C20, Class A5 3.805%, 07/15/2047		9,950		10,503,383
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.702%, 08/15/2046(a)		2,527		2,193,069
Series 2014-C21, Class A5 3.775%, 08/15/2047		6,300		6,651,357

6	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Series 2015-C30, Class A5 3.822%, 07/15/2048	U.S.$	3,820	$4,077,757
Series 2015-C31, Class A3 3.801%, 08/15/2048		9,802	10,459,649
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,433	838,112
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		6,295	6,319,076
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.375%, 09/15/2047(a)		900	771,879
Series 2016-UB12, Class A4 3.596%, 12/15/2049		6,180	6,437,883
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 05/15/2051		7,900	8,708,582
Series 2018-C8, Class A4 3.983%, 02/15/2051		6,400	6,679,120
Series 2018-C9, Class A4 4.117%, 03/15/2051		10,270	11,429,856
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		9,507	9,476,172
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.467%, 09/15/2048		5,778	4,913,924
Series 2016-C35, Class XA 1.948%, 07/15/2048(e)		23,822	2,105,092
Series 2018-C43, Class A4 4.012%, 03/15/2051		4,550	5,002,809
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.185%, 03/15/2045(a)(e)		68,802	1,890,282
Series 2014-C19, Class A5 4.101%, 03/15/2047		1,600	1,697,046
Series 2014-C21, Class A5 3.678%, 08/15/2047		6,200	6,518,366

			223,007,171

Non-Agency Floating Rate CMBS–1.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.605% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(d)		3,638	2,933,406
Series 2018-KEYS, Class A 1.705% (LIBOR 1 Month + 1.00%), 05/15/2035(a)(d)		7,150	6,363,156
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.705% (LIBOR 1 Month + 1.00%), 11/15/2033(d)(f)		10,570	10,140,700
Principal Amount (000)			U.S. $ Value
BFLD Series 2019-DPLO, Class D 2.545% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(d)	U.S.$	2,485	$1,864,543
BHMS Series 2018-ATLS, Class A 1.955% (LIBOR 1 Month + 1.25%), 07/15/2035(d)(f)		5,580	4,668,396
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 1.525% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(d)		4,000	3,270,431
BX Trust Series 2018-EXCL, Class A 1.792% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(d)		5,730	5,003,648
CLNY Trust Series 2019-IKPR, Class D 2.73% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(d)		5,360	3,884,359
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.78% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(d)		5,912	4,834,905
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.905% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(d)		1,456	1,309,862
Series 2019-SMP, Class A 1.855% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(d)		1,700	1,443,957
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555% (LIBOR 1 Month + 1.85%), 01/16/2037(d)(f)		859	787,548
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.655% (LIBOR 1 Month + 1.95%), 11/15/2026(d)(f)		2,464	2,238,312
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 1.488% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(d)		3,359	3,208,068
Series 2019-MILE, Class A 2.205% (LIBOR 1 Month + 1.50%), 07/15/2036(d)(f)		2,750	2,573,991
Starwood Retail Property Trust Series 2014-STAR, Class A 2.175% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(d)		9,857	9,200,407

			63,725,689

Total Commercial Mortgage-Backed Securities (cost $295,209,721)			286,732,860

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value

INFLATION-LINKED SECURITIES–7.3%
Japan–1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	3,589,268	$33,359,746

United States–6.3%
U.S. Treasury Inflation Index 0.125%, 04/15/2021-07/15/2026 (TIPS)	U.S.$	165,877	164,236,506
0.375%, 07/15/2025 (TIPS)		44,921	45,748,731
0.75%, 07/15/2028 (TIPS)		6,570	7,016,925

			217,002,162

Total Inflation-Linked Securities (cost $249,313,336)			250,361,908

COLLATERALIZED MORTGAGE OBLIGATIONS–5.4%
Risk Share Floating Rate–3.9%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 2.297% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(d)		1,485	1,474,991
Series 2018-3A, Class M1B 2.797% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(d)		2,997	2,979,112
Series 2019-2A, Class M1C 2.947% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(d)		4,163	3,702,704
Series 2019-3A, Class M1B 2.547% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(d)		3,489	2,985,294
Series 2019-3A, Class M1C 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(d)		575	426,926
Series 2019-4A, Class M1B 2.947% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(d)		5,145	4,913,380
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 3.347% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(d)		3,063	2,618,310
Series 2019-R02, Class 1M2 3.247% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(d)		4,903	4,057,746
Series 2019-R03, Class 1M2 3.097% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(d)		4,773	3,907,958
Series 2019-R04, Class 2M2 3.047% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(d)		3,751	3,051,020
Series 2019-R05, Class 1M2 2.947% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(d)		2,456	2,075,011
Principal Amount (000)			U.S. $ Value
Series 2019-R06, Class 2M2 3.047% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(d)	U.S.$	3,681	$2,845,964
Series 2019-R07, Class 1M2 3.047% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(d)		6,810	5,487,044
Series 2020-R02, Class 2M1 1.697% (LIBOR 1 Month + 0.75%), 01/25/2040(a)(d)		1,914	1,836,797
Eagle Re Ltd. Series 2018-1, Class M2 3.947% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(d)		617	426,409
Series 2020-1, Class M1A 1.847% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(d)		6,400	6,102,170
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.997% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)		524	427,253
Series 2019-DNA4, Class M2 2.897% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(d)		5,050	3,790,636
Series 2019-FTR2, Class M2 3.097% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(d)		2,742	2,041,908
Series 2020-HQA2, Class M1 1.911% (LIBOR 1 Month + 1.10%), 03/25/2050(a)(d)		5,205	5,024,507
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.097% (LIBOR 1 Month + 7.15%), 07/25/2023(d)		2,446	2,325,180
Series 2015-DNA2, Class M2 3.547% (LIBOR 1 Month + 2.60%), 12/25/2027(d)		56	56,140
Series 2017-DNA1, Class M2 4.197% (LIBOR 1 Month + 3.25%), 07/25/2029(d)		3,000	2,639,996
Series 2017-DNA2, Class M2 4.397% (LIBOR 1 Month + 3.45%), 10/25/2029(d)		1,510	1,343,757
Series 2017-DNA3, Class M2 3.447% (LIBOR 1 Month + 2.50%), 03/25/2030(d)		2,175	1,872,330
Series 2017-HQA2, Class M2 3.597% (LIBOR 1 Month + 2.65%), 12/25/2029(d)		1,400	1,212,056
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 5.247% (LIBOR 1 Month + 4.30%), 02/25/2025(d)		3,279	3,086,027

8	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Series 2015-C01, Class 2M2 5.497% (LIBOR 1 Month + 4.55%), 02/25/2025(d)	U.S.$	1,467	$1,414,965
Series 2015-C02, Class 2M2 4.947% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		1,611	1,519,926
Series 2015-C03, Class 1M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		3,758	3,619,314
Series 2015-C03, Class 2M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		3,179	3,063,120
Series 2015-C04, Class 1M2 6.647% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,231	1,217,153
Series 2015-C04, Class 2M2 6.497% (LIBOR 1 Month + 5.55%), 04/25/2028(d)		4,286	3,968,991
Series 2016-C05, Class 2M2 5.397% (LIBOR 1 Month + 4.45%), 01/25/2029(d)		4,990	4,761,908
Series 2016-C06, Class 1M2 5.197% (LIBOR 1 Month + 4.25%), 04/25/2029(d)		1,835	1,764,438
Series 2016-C07, Class 2M2 5.297% (LIBOR 1 Month + 4.35%), 05/25/2029(d)		1,086	1,035,471
Series 2017-C01, Class 1M2 4.497% (LIBOR 1 Month + 3.55%), 07/25/2029(d)		2,783	2,545,758
Series 2017-C03, Class 1M2 3.947% (LIBOR 1 Month + 3.00%), 10/25/2029(d)		2,860	2,532,502
Home Re Ltd. Series 2018-1, Class M1 2.547% (LIBOR 1 Month + 1.60%), 10/25/2028(a)(d)		1,429	1,423,440
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.197% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(f)		682	699,762
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.847% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(d)		4,533	4,304,166
Series 2020-1, Class M1A 1.897% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(d)		1,924	1,844,669
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(d)		2,136	1,912,196
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.613% (LIBOR 1 Month + 2.00%), 03/27/2024(d)(f)		1,914	1,839,327
Principal Amount (000)			U.S. $ Value
Series 2019-2R, Class A 4.363% (LIBOR 1 Month + 2.75%), 05/27/2023(d)(f)	U.S.$	3,740	$3,489,692
Series 2019-3R, Class A 3.659% (LIBOR 1 Month + 2.70%), 10/27/2022(d)(f)		1,218	1,166,885
Series 2020-1R, Class A 3.995% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(f)		4,926	3,692,315
Radnor Re Ltd. Series 2019-1, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(d)		3,896	3,881,663
Series 2019-2, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(d)		4,356	4,075,193
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.877% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(f)		2,944	2,633,447
Series 2015-WF1, Class 2M2 7.127% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(f)		935	837,767

			131,954,694

Agency Floating Rate–1.1%
Federal Home Loan Mortgage Corp. Series 4954, Class SL 5.345% (6.05%–LIBOR 1 Month), 02/25/2050(d)(g)		5,255	954,910
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.395% (6.10%–LIBOR 1 Month), 12/15/2044(d)(g)		15,696	2,890,557
Series 4585, Class DS 5.295% (6.00%–LIBOR 1 Month), 05/15/2046(d)(g)		8,454	1,835,526
Series 4693, Class SL 5.445% (6.15%–LIBOR 1 Month), 06/15/2047(d)(g)		5,882	1,190,638
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.593% (6.54%–LIBOR 1 Month), 12/25/2041(d)(g)		8,526	1,728,195
Series 2012-70, Class SA 5.603% (6.55%–LIBOR 1 Month), 07/25/2042(d)(g)		15,122	3,417,491
Series 2014-17, Class SA 5.103% (6.05%–LIBOR 1 Month), 04/25/2044(d)(g)		14,684	3,083,215
Series 2015-26, Class SH 5.503% (6.45%–LIBOR 1 Month), 05/25/2045(d)(g)		12,031	2,519,260

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)				U.S. $ Value
Series 2016-106, Class ES 5.053% (6.00%–LIBOR 1 Month), 01/25/2047(d)(g)		U.S.$	6,889	$1,279,113
Series 2017-16, Class SG 5.103% (6.05%–LIBOR 1 Month), 03/25/2047(d)(g)			14,895	2,850,150
Series 2017-62, Class AS 5.203% (6.15%–LIBOR 1 Month), 08/25/2047(d)(g)			9,880	1,632,219
Series 2017-81, Class SA 5.253% (6.20%–LIBOR 1 Month), 10/25/2047(d)(g)			14,612	2,934,086
Series 2017-97, Class SW 5.253% (6.20%–LIBOR 1 Month), 12/25/2047(d)(g)			11,057	2,490,004
Government National Mortgage Association Series 2017-122, Class SA 5.427% (6.20%–LIBOR 1 Month), 08/20/2047(d)(g)			11,336	2,202,102
Series 2017-134, Class MS 5.427% (6.20%–LIBOR 1 Month), 09/20/2047(d)(g)			11,246	2,381,347
Series 2017-43, Class ST 5.327% (6.10%–LIBOR 1 Month), 03/20/2047(d)(g)			13,970	2,626,409

				36,015,222

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035			473	396,471
Series 2006-24CB, Class A16 5.75%, 08/25/2036			2,875	1,938,818
Series 2006-28CB, Class A14 6.25%, 10/25/2036			1,921	1,378,808
Series 2006-J1, Class 1A13 5.50%, 02/25/2036			831	676,157
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036			844	560,015
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036			2,040	1,396,363

				6,346,632

Non-Agency Floating Rate–0.1%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 3.047% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(d)			1,630	1,407,555
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.137% (LIBOR 1 Month + 0.19%), 12/25/2036(d)			4,983	2,176,174
Principal Amount (000)				U.S. $ Value
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.197% (LIBOR 1 Month + 0.25%), 03/25/2035(d)	U.S.$		1,330	$1,057,968

				4,641,697

Agency Fixed Rate–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.167%, 05/28/2035			1,605	1,384,381
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(e)			13,314	2,425,088

				3,809,469

Total Collateralized Mortgage Obligations (cost $200,584,834)				182,767,714

ASSET-BACKED SECURITIES–3.4%
Autos-Fixed Rate–1.9%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)			3,918	3,826,484
Series 2018-2A, Class A 4.00%, 03/20/2025(a)			6,700	6,611,161
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(a)			2,790	2,826,646
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(a)			2,980	3,021,684
Series 2019-2A, Class A 2.93%, 07/15/2022(a)			1,614	1,602,430
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)			5,120	5,125,346
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(a)			3,030	3,141,601
Series 2016-4, Class D 3.89%, 11/15/2022(a)			3,395	3,389,914
Series 2017-4, Class A 2.07%, 04/15/2022(a)			303	301,702
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(a)			1,899	1,881,678
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 05/15/2022			5,045	5,039,160
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(a)			6,830	6,719,400

10	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Series 2019-1A, Class A 3.71%, 03/25/2023(a)	U.S.$	6,420	$6,231,381
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		6,460	6,180,012
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		4,175	4,137,237
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/2023(a)		4,725	4,723,691

			64,759,527

Other ABS-Fixed Rate–1.0%
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		3,500	2,608,711
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 07/15/2025(a)		593	588,049
Marlette Funding Trust Series 2018-3A, Class A 3.20%, 09/15/2028(a)		921	915,262
Series 2018-4A, Class A 3.71%, 12/15/2028(a)		1,044	1,015,548
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		1,674	1,622,771
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		1,554	1,491,423
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020(f)		7,996	8,004,396
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/2025(a)		161	159,158
Series 2017-1, Class A 3.28%, 01/26/2026(a)		603	592,398
Series 2017-2, Class A 3.28%, 02/25/2026(a)		633	630,565
Series 2017-5, Class A2 2.78%, 09/25/2026(a)		3,431	3,244,834
Series 2017-6, Class A2 2.82%, 11/25/2026(a)		3,748	3,657,130
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)		5,301	5,143,266
Series 2019-3, Class A 2.90%, 05/25/2028(a)		3,927	3,804,807

			33,478,318

Credit Cards-Fixed Rate–0.5%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024		8,300	8,277,021
Principal Amount (000)			U.S. $ Value
Series 2018-B, Class M 3.81%, 07/15/2025	U.S.$	4,490	$4,542,242
Series 2019-B, Class M 3.04%, 04/15/2026		5,000	4,974,263

			17,793,526

Home Equity Loans-Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 2.072% (LIBOR 1 Month + 1.13%), 12/25/2032(d)		480	446,054
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.247% (LIBOR 1 Month + 0.30%), 04/25/2034(d)		4	3,700

			449,754

Total Asset-Backed Securities (cost $118,798,852)			116,481,125

AGENCIES–3.1%
Agency Debentures–3.1%
Federal Home Loan Bank 1.875%, 07/07/2021		16,930	17,248,623
2.50%, 02/13/2024		6,170	6,645,090
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/2020		81,666	81,456,935

Total Agencies (cost $103,838,766)			105,350,648

CORPORATES-NON-INVESTMENT GRADE–1.5%

Financial Institutions–0.9%
Banking–0.9%
Citigroup, Inc. 5.95%, 01/30/2023(b)		2,569	2,484,120
Credit Suisse Group AG 6.375%, 08/21/2026(a)(b)		611	537,827
7.50%, 07/17/2023(a)(b)		5,931	5,517,372
Goldman Sachs Group, Inc. (The) Series M 5.375%, 05/10/2020(b)		2,000	1,784,980
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		6,204	6,027,931
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(b)		7,871	7,796,776
Series U 3.77% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(d)		2,900	2,421,123
Standard Chartered PLC 3.28% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(d)		300	229,191

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
7.50%, 04/02/2022(a)(b)	U.S.$	1,882	$1,829,699
7.75%, 04/02/2023(a)(b)		822	807,212

			29,436,231

Industrial–0.6%
Capital Goods–0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)		2,920	2,909,692

Communications-Media–0.1%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)		2,150	1,746,230
Ziggo BV 5.50%, 01/15/2027(a)		1,557	1,556,673

			3,302,903

Consumer Cyclical-Automotive–0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 05/15/2026(a)	EUR	746	683,313

Consumer Cyclical-Other–0.1%
International Game Technology PLC 6.50%, 02/15/2025(a)	U.S.$	4,910	4,329,785

Consumer Non-Cyclical–0.0%
CVS Health Corp. 3.625%, 04/01/2027		1,143	1,168,695

Energy–0.2%
Occidental Petroleum Corp. 2.90%, 08/15/2024		5,750	3,161,063
3.50%, 08/15/2029		2,893	1,366,364
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		2,143	1,716,714

			6,244,141

Technology–0.1%
CommScope, Inc. 5.50%, 03/01/2024(a)		1,646	1,663,448
6.00%, 03/01/2026(a)		2,169	2,169,954

			3,833,402

			22,471,931

Total Corporates—Non-Investment Grade (cost $59,874,780)			51,908,162

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.7%
United States–0.7%
State of California Series 2010 7.625%, 03/01/2040		8,520	13,745,316
State of Florida Series 2019A 5.00%, 06/01/2020		10,160	10,224,719

Total Local Governments—US Municipal Bonds (cost $18,856,511)			23,970,035

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds–0.4%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(a)	U.S.$	3,460	$3,222,592

Indonesia–0.2%
Pertamina Persero PT 6.45%, 05/30/2044(a)		3,100	3,382,875
Perusahaan Listrik Negara PT 5.45%, 05/21/2028(a)		2,363	2,462,689
6.15%, 05/21/2048(a)		900	969,750

			6,815,314

Mexico–0.1%
Petroleos Mexicanos
6.75%, 09/21/2047		3,731	2,412,464
6.84%, 01/23/2030(a)		1,419	1,026,675

			3,439,139

Total Quasi—Sovereigns (cost $14,837,686)			13,477,045

COLLATERALIZED LOAN OBLIGATIONS–0.3%
CLO-Floating Rate–0.3%
Dryden CLO Ltd. Series 2020-78A, Class C 3.632% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(d)		4,670	2,979,460
Series 2020-78A, Class D 4.682% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(d)		2,130	1,186,410
Elevation CLO Ltd. Series 2020-11A, Class D1 5.532% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(d)		4,500	2,717,343
Kayne CLO Ltd. Series 2020-7A, Class C 3.282% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(d)		2,090	961,400
Voya CLO Ltd. Series 2019-1A, Class DR 4.591% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(d)		1,850	1,350,358

Total Collateralized Loan Obligations (cost $15,240,000)			9,194,971

EMERGING MARKETS-CORPORATE BONDS–0.2%

Industrial–0.2%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(h)(i)		4,212	182,959
7.125%, 06/26/2042(a)(h)(i)		1,125	56,390

			239,349

12	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Communications-Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)	U.S.$	825	$713,625

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)		1,278	1,084,902
BRF SA 3.95%, 05/22/2023(a)		462	417,244
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		376	344,980

			1,847,126

Transportation-Services–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		3,438	3,223,125

			6,023,225

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		1,352	1,328,381

Total Emerging Markets—Corporate Bonds (cost $12,302,779)			7,351,606

GOVERNMENTS-SOVEREIGN BONDS–0.1%
Israel–0.1%
Israel Government International Bond 3.875%, 07/03/2050 (cost $3,465,000)		3,465	3,465,000

		Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(h)(j)(k) (cost $2,813,000)		2,813	2,746,647

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS-SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 01/31/2022(a) (cost $2,046,000)	U.S.$	2,046	$1,962,242

SHORT-TERM INVESTMENTS–1.6%

Governments-Treasuries–1.0%
Japan–1.0%
Japan Treasury Discount Bill Series 887 Zero Coupon, 05/11/2020 (cost $33,997,971)	JPY	3,781,750	35,180,387

Short-Term Municipal Notes–0.6%
Massachusetts–0.3%
Commonwealth of Massachusetts Series 2019A 4.00%, 04/23/2020	U.S.$	10,485	10,501,986

Texas–0.3%
State of Texas 4.00%, 08/27/2020		10,500	10,618,440

Total Short-Term Municipal Notes (cost $21,078,073)			21,120,426

Total Short-Term Investments (cost $55,076,044)			56,300,813

Total Investments—98.8% (cost $3,329,849,122)			3,368,480,883

Other assets less liabilities—1.2%			40,918,414

Net Assets—100.0%			$3,409,399,297

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	444	June 2020	$69,277,874	$4,186,617
U.S. T-Note 5 Yr (CBT) Futures	1,269	June 2020	159,081,047	765,715
U.S. T-Note 10 Yr (CBT) Futures	526	June 2020	72,949,625	3,140,488
U.S. Ultra Bond (CBT) Futures	887	June 2020	196,803,125	18,382,460
Sold Contracts
10 Yr Japan Bond (OSE) Futures	22	June 2020	31,216,368	424,476
Long Gilt Futures	2	June 2020	338,323	(4,101)

				$26,895,655

Schedule of Investments—Intermediate Duration Portfolio	13

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	ZAR	66,413	USD	4,543	04/08/2020	$833,650
Goldman Sachs Bank USA	MYR	36,631	USD	8,921	08/13/2020	444,578
HSBC Bank USA	USD	4,332	ZAR	62,824	04/08/2020	(822,873)
JPMorgan Chase Bank, NA	JPY	13,299,796	USD	122,331	04/09/2020	(1,383,836)
Standard Chartered Bank	USD	1,124	ZAR	16,380	04/08/2020	(208,898)
Standard Chartered Bank	USD	54,539	JPY	5,761,797	04/09/2020	(942,814)
State Street Bank & Trust Co.	USD	345	ZAR	5,184	04/08/2020	(55,527)
UBS AG	EUR	37,968	USD	42,468	04/08/2020	585,733

						$(1,549,987)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00%	Quarterly	1.09%	USD	101,700	$(405,960)	$(225,042)	$(180,918)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	265,250	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/Semi-Annual	$2,178,143	$1,265	$2,176,878
SEK	1,163,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(1,883,805)	—	(1,883,805)
CAD	47,620	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/Semi-Annual	1,588,556	101	1,588,455
JPY	10,998,600	12/13/2029	6 Month LIBOR	0.080%	Semi-Annual/Semi-Annual	796,920	—	796,920
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(2,010,892)	—	(2,010,892)
CAD	10,140	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/Semi-Annual	(1,330,137)	33	(1,330,170)
USD	26,080	03/26/2050	0.799%	3 Month LIBOR	Semi-Annual/Quarterly	726,970	—	$726,970

						$65,755	$1,399	$64,356

14	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	8.90%	USD	3,618	$920,781	$287,055	$633,726
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	7,235	1,841,308	540,473	1,300,835
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	7,235	1,841,308	522,068	1,319,240
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	8,912	2,268,104	621,372	1,646,732
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,786	454,537	121,163	333,374
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,787	454,792	121,231	333,561
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,867	475,152	129,497	345,655
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	6,350	(2,474,137)	(904,447)	(1,569,690)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,257	(277,546)	(163,783)	(113,763)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,526	(336,941)	(192,401)	(144,540)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,038	(449,820)	(301,822)	(147,998)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94	USD	1,870	(412,741)	(246,453)	(166,288)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,955	(431,502)	(263,773)	(167,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,813	(400,160)	(276,582)	(123,578)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	305	(67,318)	(48,819)	(18,499)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,520	(556,416)	(286,689)	(269,727)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,618	(798,855)	(411,604)	(387,251)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,041	(1,113,053)	(560,824)	(552,229)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	7,235	(1,597,488)	(804,912)	(792,576)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,040	(1,112,832)	(549,703)	(563,129)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	7,272	(1,605,658)	(774,596)	(831,062)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,401	(1,192,540)	(578,236)	(614,304)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,998	(441,158)	(213,636)	(227,522)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,772	(391,257)	(223,417)	(167,840)

Schedule of Investments—Intermediate Duration Portfolio	15

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	2,481	$(547,805)	$(312,809)	$(234,996)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,797	(396,777)	(234,030)	(162,747)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,400	(751,003)	(407,432)	(343,571)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,020	(225,301)	(122,230)	(103,071)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,082	(238,816)	(109,362)	(129,454)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	20,000	(4,414,333)	(1,574,041)	(2,840,292)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,023	(1,108,660)	(322,908)	(785,752)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	8,500	(1,876,092)	(584,004)	(1,292,088)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,160	(476,748)	(127,835)	(348,913)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	6,266	(1,383,011)	(504,950)	(878,061)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,375	(303,485)	(110,805)	(192,680)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,776	(391,993)	(146,163)	(245,830)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,438	(758,824)	(325,964)	(432,860)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,204	(486,460)	(324,922)	(161,538)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1	(221)	(124)	(97)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	7,805	(819,612)	(151,723)	(667,889)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,496	(330,193)	(187,331)	(142,862)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	4,586	(1,012,207)	(326,949)	(685,258)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,613	(356,016)	(131,844)	(224,172)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	345	(76,147)	(40,188)	(35,959)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,727	(381,178)	(216,257)	(164,921)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,315	(731,675)	(376,808)	(354,867)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,315	(731,676)	(376,661)	(355,015)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,455	(541,859)	(262,822)	(279,037)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	640	(141,259)	(75,122)	(66,137)

16	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	2,418	$(533,693)	$(327,018)	$(206,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,342	(1,179,068)	(611,242)	(567,826)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,647	(363,520)	(174,373)	(189,147)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,982	(437,461)	(302,765)	(134,696)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,687	(372,349)	(274,003)	(98,346)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,355	(519,788)	(388,004)	(131,784)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	148	(32,667)	(22,338)	(10,329)
JPMorgan Securties, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	616	(135,962)	(78,115)	(57,847)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,630	(801,201)	(442,383)	(358,818)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,260	(278,103)	(154,910)	(123,193)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,317	(290,684)	(127,333)	(163,351)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	308	(67,980)	(29,858)	(38,122)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	323	(71,291)	(31,322)	(39,969)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,997	(440,771)	(139,939)	(300,832)

						$(29,409,329)	$(14,915,725)	$(14,493,604)

* Termination date

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $509,448,445 or 14.9% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.
(e)	IO—Interest Only.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.29% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.705%, 11/15/2033	12/04/2017	$10,570,000	$10,140,700	0.30%
BHMS Series 2018-ATLS, Class A 1.955%, 07/15/2035	07/13/2018	5,580,299	4,668,396	0.14%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555%, 01/16/2037	02/11/2020	859,000	787,548	0.02%

Schedule of Investments—Intermediate Duration Portfolio	17

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.197%, 11/25/2024	11/06/2015	$676,952	$699,762	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.655%, 11/15/2026	11/16/2015	2,459,464	2,238,312	0.07%
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 2.205%, 07/15/2036	12/19/2019	2,750,492	2,573,991	0.08%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.613%, 03/27/2024	03/21/2019	1,914,215	1,839,327	0.05%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.363%, 05/27/2023	06/07/2019	3,739,608	3,489,692	0.10%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.659%, 10/27/2022	10/11/2019	1,217,776	1,166,885	0.03%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.995%, 02/27/2023	02/11/2020	4,925,960	3,692,315	0.11%
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/2020	10/06/2015	7,996,000	8,004,396	0.23%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	1,352,000	1,328,381	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.877%, 11/25/2025	09/28/2015	$2,944,287	$2,633,447	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.127%, 11/25/2025	09/28/2015	928,915	837,767	0.02%

(g)	Inverse interest only security.
(h)	Non-income producing security.
(i)	Defaulted.
(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$2,813,000	$2,746,647	0.08%

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MYR—Malaysian Ringgit

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

LIBOR—London Interbank Offered Rates

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)			U.S. $ Value

GOVERNMENTS–TREASURIES–58.7%
United States–58.7%
U.S. Treasury Notes
1.125%, 09/30/2021- 02/28/2025	U.S.$	9,455	$9,634,453
1.375%, 01/31/2021(a)		11,911	12,030,110
1.50%, 08/31/2021		13,536	13,770,765
1.625%, 06/30/2021-08/15/2022		13,944	14,276,457
1.75%, 10/31/2020		3,518	3,550,286
2.00%, 01/15/2021-02/15/2022		11,149	11,358,405
2.25%, 03/31/2021-04/30/2021		15,723	16,055,067
2.375%, 04/15/2021		14,135	14,450,829
2.50%, 01/31/2021-02/28/2021		27,888	28,435,012
2.875%, 11/15/2021		6,713	6,994,739
3.625%, 02/15/2021		4,607	4,743,050

Total Governments—Treasuries (cost $132,677,515)			135,299,173

INFLATION-LINKED SECURITIES–10.3%

United States–10.3%
U.S. Treasury Inflation Index
0.125%, 04/15/2021-07/15/2022 (TIPS)		16,437	16,195,898
0.625%, 07/15/2021 (TIPS)		2,649	2,621,643
1.25%, 07/15/2020 (TIPS)		5,009	4,956,467

Total Inflation-Linked Securities (cost $23,981,309)			23,774,008

COMMERCIAL MORTGAGE-BACKED SECURITIES–6.3%
Non-Agency Fixed Rate CMBS–4.1%
BAMLL Commercial Mortgage Securities Trust Series 2019-WBRK, Class D 3.534%, 03/10/2037(b)		185	157,659
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 09/10/2045(b)		600	601,860
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	344,950
Series 2013-GC11, Class XA 1.378%, 04/10/2046(c)		8,621	287,955
Series 2013-GC15, Class C 5.214%, 09/10/2046		516	475,949
Series 2015-GC29, Class A2 2.674%, 04/10/2048		123	122,489
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.373%, 01/10/2046(c)		2,384	69,176
Principal Amount (000)			U.S. $ Value

Series 2014-UBS4, Class A5 3.694%, 08/10/2047	U.S.$	750	$778,179
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.499%, 02/10/2046(c)		7,807	268,400
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)		750	764,152
Series 2011-GC5, Class D 5.389%, 08/10/2044(b)		40	38,033
Series 2012-GC6, Class B 5.651%, 01/10/2045(b)		450	459,640
Series 2012-GCJ7, Class AS 4.085%, 05/10/2045		500	507,353
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	516,251
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.636%, 11/15/2043(b)		546	440,723
Series 2012-C8, Class C 4.627%, 10/15/2045(b)		355	329,249
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.835%, 09/15/2047(c)		10,275	308,955
Series 2015-C28, Class A2 2.773%, 10/15/2048		373	372,145
Series 2015-C29, Class A2 2.921%, 05/15/2048		96	95,737
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		587	589,170
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A2 2.982%, 07/15/2050		109	109,325
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.375%, 09/15/2047(b)		100	85,764
Series 2011-C3, Class C 5.245%, 07/15/2049(b)		250	240,936
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class C 4.105%, 03/10/2046(b)		505	457,140
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		82	82,260
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 02/15/2044(b)		516	504,125
Series 2011-C3, Class C 5.335%, 03/15/2044(b)		250	242,284
Series 2012-C10, Class XA 1.536%, 12/15/2045(b)(c)		1,090	37,476

			9,287,335

Schedule of Investments—Short Duration Plus Portfolio	19

Principal Amount (000)			U.S. $ Value

Non-Agency Floating Rate CMBS–1.8%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.705% (LIBOR 1 Month + 1.00%), 05/15/2035(b)(d)	U.S.$	475	$422,727
BFLD Series 2019-DPLO, Class D 2.545% (LIBOR 1 Month + 1.84%), 10/15/2034(b)(d)		187	140,310
CLNY Trust Series 2019-IKPR, Class D 2.73% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(d)		380	275,384
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.78% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(d)		297	242,772
Great Wolf Trust Series 2019-WOLF, Class A 1.739% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(d)		700	629,917
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.905% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(d)		503	452,205
Series 2019-SMP, Class A 1.855% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(d)		500	424,693
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555% (LIBOR 1 Month + 1.85%), 01/16/2037(d)(e)(f)		70	64,177
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.755% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(d)		365	310,572
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 1. 488% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(d)		270	257,879
Series 2019-MILE, Class A 2.205% (LIBOR 1 Month + 1.50%), 07/15/2036(d)(f)		166	155,017
Starwood Retail Property Trust Series 2014-STAR, Class A 2.175% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(d)		859	801,640

			4,177,293

Agency CMBS–0.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		916	942,973
Principal Amount (000)			U.S. $ Value

Government National Mortgage Association Series 2006-51, Class IO 0.97%, 08/16/2046(c)	U.S.$	370	$931

			943,904

Total Commercial Mortgage-Backed Securities (cost $15,486,874)			14,408,532

CORPORATES-INVESTMENT GRADE–5.8%

Financial Institutions–3.4%
Banking–2.9%
Citigroup, Inc. 3.142%, 01/24/2023		650	654,998
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	272,105
Danske Bank A/S 3.244%, 12/20/2025(b)		525	486,575
JPMorgan Chase & Co. 2.295%, 08/15/2021		474	470,199
Lloyds Banking Group PLC 4.05%, 08/16/2023		350	356,745
Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/2022		1,000	1,015,840
NatWest Markets PLC 3.625%, 09/29/2022(b)		825	819,877
PNC Bank NA 2.052% (LIBOR 3 Month + 0.25%), 01/22/2021(d)		875	861,192
US Bank NA/Cincinnati/OH 2.65%, 05/23/2022		650	658,508
Westpac Banking Corp. 2.65%, 01/25/2021		1,002	1,005,557

			6,601,596

Insurance–0.3%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	658,092

REITS–0.2%
WP Carey, Inc. 4.60%, 04/01/2024		550	542,889

			7,802,577

Industrial–2.4%
Capital Goods–0.4%
Boeing Co. (The) 2.30%, 08/01/2021		610	588,137
John Deere Capital Corp. 3.20%, 01/10/2022		236	241,020

			829,157

Communications-Media–0.0%
Fox Corp. 3.05%, 04/07/2025		27	26,958

20	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Consumer Non-Cyclical–0.8%
AbbVie, Inc. 2.95%, 11/21/2026(b)	U.S.$	325	$328,913
Biogen, Inc. 4.05%, 09/15/2025		600	634,326
GlaxoSmithKline Capital PLC 2.875%, 06/01/2022		875	901,198

			1,864,437

Energy–0.9%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 2.773%, 12/15/2022		650	619,151
Enterprise Products Operating LLC 2.80%, 02/15/2021		400	395,612
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		290	296,377
Williams Cos., Inc. (The) 4.125%, 11/15/2020		742	733,682

			2,044,822

Technology–0.3%
International Business Machines Corp. 2.85%, 05/13/2022		675	692,294

			5,457,668

Total Corporates—Investment Grade (cost $13,337,289)			13,260,245

COLLATERALIZED MORTGAGE OBLIGATIONS–4.7%
Risk Share Floating Rate–2.5%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(d)		400	352,447
Series 2019-3A, Class M1B 2.547% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(d)		260	222,112
Connecticut Avenue Securities Trust Series 2019-R07, Class 1M1 1.717% (LIBOR 1 Month + 0.77%), 10/25/2039(b)(d)		273	265,760
Series 2020-R02, Class 2M1 1.697% (LIBOR 1 Month + 0.75%), 01/25/2040(b)(d)		131	125,665
Eagle Re Ltd. Series 2020-1, Class M1A 1.847% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(d)		375	357,549
Federal Home Loan Mortgage Corp. Series 2019-HQA4, Class M1 1.717% (LIBOR 1 Month + 0.77%), 11/25/2049(b)(d)		242	233,778
Series 2020-HQA2, Class M1 1.911% (LIBOR 1 Month + 1.10%), 03/25/2050(b)(d)		395	381,303
Principal Amount (000)			U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.097% (LIBOR 1 Month + 7.15%), 07/25/2023(d)	U.S.$	200	$190,526
Series 2015-DN1, Class M3 5.097% (LIBOR 1 Month + 4.15%), 01/25/2025(d)		232	220,883
Series 2015-DNA3, Class M2 3.797% (LIBOR 1 Month + 2.85%), 04/25/2028(d)		199	194,639
Series 2015-HQ2, Class M2 2.897% (LIBOR 1 Month + 1.95%), 05/25/2025(d)		301	288,418
Series 2016-HQA2, Class M2 3.197% (LIBOR 1 Month + 2.25%), 11/25/2028(d)		83	81,430
Series 2017-DNA1, Class M1 2.147% (LIBOR 1 Month + 1.20%), 07/25/2029(d)		86	85,272
Series 2017-HQA3, Class M2 3.297% (LIBOR 1 Month + 2.35%), 04/25/2030(d)		351	300,902
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.197% (LIBOR 1 Month + 5.25%), 10/25/2023(d)		215	210,218
Series 2014-C04, Class 1M2 5.847% (LIBOR 1 Month + 4.90%), 11/25/2024(d)		367	349,155
Series 2015-C01, Class 1M2 5.247% (LIBOR 1 Month + 4.30%), 02/25/2025(d)		165	155,044
Series 2016-C06, Class 1M1 2.247% (LIBOR 1 Month + 1.30%), 04/25/2029(d)		48	47,428
Series 2016-C06, Class 1M2 5.197% (LIBOR 1 Month + 4.25%), 04/25/2029(d)		216	207,966
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.847% (LIBOR 1 Month + 1.90%), 11/26/2029(b)(d)		284	269,992
Series 2020-1, Class M1A 1.897% (LIBOR 1 Month + 0.95%), 02/25/2030(b)(d)		185	177,091
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		215	192,258
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.363% (LIBOR 1 Month + 2.75%), 05/27/2023(d)(f)		235	218,837

Schedule of Investments—Short Duration Plus Portfolio	21

Principal Amount (000)			U.S. $ Value

Series 2019-3R, Class A 3.659% (LIBOR 1 Month + 2.70%), 10/27/2022(d)(f)	U.S.$	127	$121,906
Radnor Re Ltd. Series 2019-1, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)		281	279,863
Series 2019-2, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(d)		222	207,297

			5,737,739

Agency Floating Rate–1.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.205% (LIBOR 1 Month + 0.50%), 06/15/2039(d)		536	533,044
Series 4286, Class VF 1.155% (LIBOR 1 Month + 0.45%), 12/15/2043(d)		514	509,881
Federal National Mortgage Association REMICs Series 2013-57, Class FN 1.297% (LIBOR 1 Month + 0.35%), 06/25/2043(d)		414	407,323
Series 2014-49, Class AF 1.975% (LIBOR 1 Month + 0.32%), 08/25/2044(d)		585	584,340
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.576% (LIBOR 1 Month + 0.56%), 12/08/2020(d)		1,356	1,352,800

			3,387,388

Agency Fixed Rate–0.7%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		910	946,853
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044		249	256,737
Series 2015-72, Class PC 3.00%, 10/25/2043		346	349,022

			1,552,612

Non-Agency Floating Rate–0.0%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 3.047% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)		118	101,657

Total Collateralized Mortgage Obligations (cost $11,235,768)			10,779,396

Principal Amount (000)			U.S. $ Value

AGENCIES–4.6%
Agency Debentures–4.6%
Federal Home Loan Bank
1.375%, 02/17/2023	U.S.$	750	$770,146
2.50%, 02/13/2024		445	479,265
2.625%, 05/28/2020		3,650	3,662,738
3.00%, 10/12/2021		1,450	1,507,319
Federal National Mortgage Association
2.50%, 02/05/2024		810	870,612
2.75%, 06/22/2021		2,217	2,281,138
2.875%, 10/30/2020		1,042	1,058,026

Total Agencies (cost $10,359,368)			10,629,244

ASSET-BACKED SECURITIES–3.9%
Autos-Fixed Rate–2.4%
Americredit Automobile Receivables Trust Series 2019-1, Class A2A 2.93%, 06/20/2022		322	321,847
AmeriCredit Automobile Receivables Trust Series 2020-1, Class A2A 1.10%, 03/20/2023		820	811,448
Exeter Automobile Receivables Trust Series 2019-2A, Class A 2.93%, 07/15/2022(b)		170	168,540
Series 2019-3A, Class B 2.58%, 08/15/2023(b)		520	512,496
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(b)		330	330,344
Flagship Credit Auto Trust Series 2017-4, Class A 2.07%, 04/15/2022(b)		24	24,076
Series 2019-4, Class B 2.53%, 11/17/2025(b)		590	574,633
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(b)		607	601,463
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 05/15/2022		660	659,236
Series 2017-2, Class A1 2.16%, 09/15/2022		558	552,723
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(b)		550	541,094
Series 2019-2A, Class A 3.42%, 05/25/2025(b)		500	478,329

			5,576,229

22	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Other ABS-Fixed Rate–0.8%
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)	U.S.$	100	$74,535
Marlette Funding Trust Series 2018-3A, Class A 3.20%, 09/15/2028(b)		62	61,390
Series 2019-1A, Class A 3.44%, 04/16/2029(b)		306	295,116
Series 2019-3A, Class A 2.69%, 09/17/2029(b)		321	310,841
Series 2020-1A, Class A 2.24%, 03/15/2030(b)		194	187,722
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(b)		192	183,942
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/2025(b)		20	19,255
Series 2016-3, Class A 3.05%, 12/26/2025(b)		31	30,486
Series 2017-2, Class A 3.28%, 02/25/2026(b)		62	62,113
Series 2017-5, Class A2 2.78%, 09/25/2026(b)		257	243,080
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(b)		202	196,441
Series 2019-3, Class A 2.90%, 05/25/2028(b)		302	292,677

			1,957,598

Credit Cards-Fixed Rate–0.7%
World Financial Network Credit Card Master Trust Series 2017-C, Class A 2.31%, 08/15/2024		935	929,260
Series 2018-A, Class A 3.07%, 12/16/2024		590	588,366

			1,517,626

Total Asset-Backed Securities (cost $9,222,953)			9,051,453

MORTGAGE PASS-THROUGHS–1.6%
Agency Fixed Rate 30-Year–1.5%
FHLMC Uniform Mortgage-Backed Security Series 2019 3.50%, 10/01/2049-11/01/2049		1,489	1,585,680
FNMA Uniform Mortgage-Backed Security Series 2010 5.00%, 02/01/2040		1,073	1,191,151
Government National Mortgage Association Series 2002 7.50%, 03/15/2032		51	59,040
Principal Amount (000)			U.S. $ Value

Series 2009 5.00%, 10/15/2039	U.S.$	412	$461,941

			3,297,812

Agency Fixed Rate 15-Year–0.1%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 07/01/2025		105	109,875
6.50%, 03/01/2026		140	148,502
Federal National Mortgage Association Series 2006 6.00%, 12/01/2021		1	1,190

			259,567

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 3.277% (LIBOR 6 Month + 0.00%), 01/01/2037(d)		2	1,839

Total Mortgage Pass-Throughs (cost $3,490,014)			3,559,218

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.3%
United States–0.3%
State of Florida Series 2019A 5.00%, 06/01/2020 (cost $678,404)		675	679,300

QUASI-SOVEREIGNS–0.2%

Quasi-Sovereign Bonds–0.2%
China–0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 08/08/2024(b) (cost $514,922)		516	522,417

COLLATERALIZED LOAN OBLIGATIONS–0.2%
CLO-Floating Rate–0.2%
Dryden CLO Ltd. Series 2020-78A, Class C 3.632% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)		320	204,160
Elevation CLO Ltd. Series 2020-11A, Class C 3.887% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(d)		250	172,449
Voya CLO Ltd. Series 2019-1A, Class DR 4.591% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)		130	94,890

Total Collateralized Loan Obligations (cost $700,000)			471,499

Schedule of Investments—Short Duration Plus Portfolio	23

Company	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.8%

Governments-Treasuries–1.2%
Japan–1.2%
Japan Treasury Discount Bill Series 887 Zero Coupon, 05/11/2020 (cost $2,687,564)	JPY	298,950	$2,781,034

Short-Term Municipal Notes–0.6%
Commonwealth of Massachusetts Series 2019A 4.00%, 04/23/2020	U.S.$	695	696,126
State of Texas
4.00%, 08/27/2020		690	697,783

Total Short-Term Municipal Notes (cost $1,391,124)			1,393,909

Total Short-Term Investments (cost $4,078,688)			4,174,943

Total Investments–98.4% (cost $225,763,104)			226,609,428

Other assets less liabilities–1.6%			3,753,180

Net Assets–100.0%			$230,362,608

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	479	June 2020	$105,563,367	$1,515,169
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	4	June 2020	554,750	(24,756)

				$1,490,413

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	JPY	754,900	USD	6,944	04/09/2020	$(78,547)
Standard Chartered Bank	USD	4,311	JPY	455,400	04/09/2020	(74,518)

						$(153,065)

24	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	8.90%	USD	147	$37,411	$11,663	$25,748
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	295	75,077	22,037	53,040
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	295	75,078	21,287	53,791
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	363	92,383	25,309	67,074
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	119	30,286	8,073	22,213
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	118	30,031	8,005	22,026
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	113	28,759	7,838	20,921
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	99	(21,859)	(12,482)	(9,377)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	147	(32,446)	(22,426)	(10,020)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	24	(5,298)	(3,842)	(1,456)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	147	(32,458)	(16,724)	(15,734)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	295	(65,136)	(32,820)	(32,316)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	118	(26,055)	(14,878)	(11,177)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	165	(36,432)	(20,804)	(15,628)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	117	(25,833)	(15,237)	(10,596)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	376	(83,052)	(45,057)	(37,995)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	113	(24,960)	(13,541)	(11,419)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	23	(5,078)	(2,943)	(2,135)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	504	(111,241)	(32,400)	(78,841)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	860	(189,816)	(59,087)	(130,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	209	(46,130)	(12,369)	(33,761)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	607	(133,976)	(48,916)	(85,060)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	132	(29,134)	(10,637)	(18,497)

Schedule of Investments—Short Duration Plus Portfolio	25

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	168	$(37,080)	$(13,826)	$(23,254)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	330	(72,837)	(31,288)	(41,549)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	750	(165,538)	(91,572)	(73,966)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	445	(98,219)	(31,725)	(66,494)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	499	(110,137)	(40,787)	(69,350)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	160	(35,315)	(24,441)	(10,874)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	133	(29,355)	(21,602)	(7,753)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	186	(41,053)	(30,645)	(10,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	58	(12,807)	(7,392)	(5,415)
JPMorgan Securties, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	40	(8,828)	(5,072)	(3,756)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	402	(88,728)	(48,991)	(39,737)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	139	(30,679)	(17,089)	(13,590)

						$(1,230,455)	$(624,381)	$(606,074)

* Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $20,549,028 or 8.9% of net assets.
(c)	IO—Interest Only.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.
(e)	Illiquid security.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.24% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555%, 01/16/2037	02/11/2020	$70,000	$64,177	0.03%
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 2.205%, 07/15/2036	12/09/2019	165,647	155,017	0.07%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.363%, 05/27/2023	10/16/2017	234,509	218,837	0.09%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.659%, 10/27/2022	10/11/2019	127,222	121,906	0.05%

26	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REIT—Real Estate Investment

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	27

SCB–TAX–1944–0320

Sanford C. Bernstein Fund, Inc.

March 31, 2020

Schedule of Investments To the Semi-Annual Report
For the Fixed Income Municipal Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Berstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–103.1%

Long-Term Municipal Bonds–97.2%
Alabama–3.3%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	$5,000	$5,200,600
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 5.00%, 04/01/2020	1,250	1,250,000

		6,450,600

Arizona–1.5%
City of Phoenix Civic Improvement Corp. 5.00%, 07/01/2021	420	438,568
Series 2016 5.00%, 07/01/2020	2,500	2,524,075

		2,962,643

Arkansas–3.9%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.75%, 11/01/2032	7,255	7,431,224

Colorado–0.4%
Vauxmont Metropolitan District AGM 5.00%, 12/01/2021(a)	460	476,960
5.00%, 12/15/2022	210	227,445

		704,405

District of Columbia–7.1%
District of Columbia (District of Columbia Fed Hwy Grant) 5.00%, 12/01/2023–12/01/2024	3,055	3,473,550
District of Columbia (Freedom Forum, Inc. (The)) NATL 2.23%, 08/01/2038(b)	1,025	1,025,000
2.78%, 08/01/2038(b)	1,000	1,000,000
Metropolitan Washington Airports Authority Series 2020A 5.00%, 10/01/2024(a)	7,230	8,124,929

		13,623,479

Principal Amount (000)		U.S. $ Value
Florida–7.8%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 4.00%, 12/15/2023(c)	365	369,373
County of Osceola FL Transportation Revenue Series 2020A 5.00%, 10/01/2021–10/01/2022	510	545,822
Florida Development Finance Corp. (Virgin Trains USA Florida LLC)
0.62%, 01/01/2049	3,300	3,297,855
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	30	30,310
Series 2010A-2 6.125%, 05/01/2035	55	55,634
State of Florida 5.00%, 07/01/2022	8,485	9,237,110
State of Florida Department of Transportation Turnpike System Revenue Series 2017A 5.00%, 07/01/2020	1,000	1,009,680
Village Community Development District No. 13 2.625%, 05/01/2024	500	487,765

		15,033,549

Georgia–1.2%
State of Georgia Series 2016E 5.00%, 12/01/2021	2,110	2,246,728

Guam–0.5%
Antonio B Won Pat International Airport Authority Series 2019A 5.00%, 10/01/2022	875	889,753

Illinois–7.3%
Chicago Board of Education Series 2017D 5.00%, 12/01/2020	1,000	1,007,740
City of Chicago IL Series 2020A 5.00%, 01/01/2025	1,000	1,025,970
Madison County Community Unit School District No. 7 Edwardsville BAM Series 2017 4.00%, 12/01/2020	1,825	1,857,686
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022	4,945	5,298,073
Sales Tax Securitization Corp. Series 2020A 5.00%, 01/01/2026	2,740	3,063,402

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
State of Illinois Series 2017D 5.00%, 11/01/2021	$1,690	$1,725,727

		13,978,598

Indiana–2.3%
Indiana Finance Authority (Indiana Finance Authority State Revolving Fund) 5.00%, 02/01/2023	3,950	4,370,635

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	1,000	937,600

Kansas–0.7%
State of Kansas Department of Transportation Series 2012C 5.00%, 09/01/2020	1,385	1,407,340

Kentucky–7.0%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 09/01/2023	1,000	1,115,800
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	5,800	5,993,952
Louisville & Jefferson County Metropolitan Sewer District 5.00%, 05/15/2022	4,505	4,864,544
Series 2016C 5.00%, 05/15/2021	1,470	1,532,916

		13,507,212

Maryland–1.1%
State of Maryland Department of Transportation Series 2016 5.00%, 11/01/2021	1,930	2,048,849

Michigan–6.7%
City of Detroit MI 5.00%, 04/01/2020–04/01/2023	3,570	3,605,822
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2020	2,020	2,038,644
AGM Series 2006D 1.879% (LIBOR 3 Month + 0.60%), 07/01/2032(d)	1,530	1,477,093
NATL Series 2005B 5.50%, 07/01/2021	1,690	1,761,166
Principal Amount (000)		U.S. $ Value
Michigan Finance Authority Series 2019A 4.00%, 08/20/2020	1,370	1,374,795
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 04/01/2020	2,690	2,690,000

		12,947,520

Missouri–1.2%
Missouri State Environmental Improvement & Energy Resources Authority Series 2010B 5.00%, 07/01/2023 (Pre-refunded/ETM)	2,205	2,265,924

Nebraska–0.4%
Central Plains Energy Project (Royal Bank of Canada) 4.00%, 12/01/2049	810	846,118

Nevada–1.6%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(c)	210	202,812
Clark County Water Reclamation District 5.00%, 07/01/2021	2,765	2,899,572

		3,102,384

New Hampshire–3.3%
New Hampshire Business Finance Authority (Emerald Renewable Diesel LLC) 2.00%, 06/01/2049(c)	6,270	6,274,891

New Jersey–1.3%
New Jersey Economic Development Authority 5.00%, 09/01/2020 (Pre-refunded/ETM)	95	96,552
Series 2011G 5.00%, 09/01/2020 (Pre-refunded/ETM)	95	96,492
5.00%, 09/01/2020 (Pre-refunded/ETM)	1,720	1,744,493
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2024	490	524,604

		2,462,141

New Mexico–0.8%
City of Farmington NM (Southern California Edison Co.) 1.875%, 04/01/2029	1,000	1,000,000

2	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) 2.25%, 05/15/2024	$600	$557,226

		1,557,226

New York–8.5%
Metropolitan Transportation Authority Series 2018C 5.00%, 09/01/2020–09/01/2021	5,585	5,736,303
Series 2019D 5.00%, 09/01/2022	1,635	1,729,062
Series 2020A 5.00%, 02/01/2023	925	978,576
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2019A 5.00%, 03/01/2022	1,555	1,626,872
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019A 5.00%, 05/01/2021	5,015	5,216,703
Syracuse Industrial Development Agency (Syracuse Industrial Development Agency Lease) Series 2020A
4.00%, 05/01/2022	1,060	1,123,409

		16,410,925

Ohio–4.6%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	1,500	1,496,475
State of Ohio (State of Ohio COP) Series 2018 5.00%, 09/01/2020	4,395	4,466,111
State of Ohio (State of Ohio Department of Transportation) Series 20192 4.00%, 12/15/2021	2,000	2,095,460
5.00%, 12/15/2022	680	748,143

		8,806,189

Oklahoma–3.1%
Comanche County Memorial Hospital 5.00%, 07/01/2022	135	142,202
Grand River Dam Authority Series 2010A 5.00%, 06/01/2030 (Pre-refunded/ETM)	4,030	4,055,712
Principal Amount (000)		U.S. $ Value
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/2021	1,500	1,584,105
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	100	96,587

		5,878,606

Pennsylvania–7.0%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2023(c)	700	718,242
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2021	1,535	1,592,455
Pennsylvania Infrastructure Investment Authority (Pennsylvania Infrastructure Investment Authority SRF) Series 2018A 5.00%, 01/15/2021	4,390	4,524,993
Pennsylvania Intergovernmental Cooperation Authority (Pennsylvania Intergovernmental Cooperation Authority State Lease) 5.00%, 06/15/2021	2,380	2,489,694
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2023	800	887,504
Philadelphia Authority for Industrial Development (St. Joseph’s University) 4.00%, 11/01/2021–11/01/2024(a)	970	1,031,117
5.00%, 11/01/2025–11/01/2026(a)	1,850	2,149,464

		13,393,469

Tennessee–1.0%
County of Shelby TN Series 2019B 5.00%, 04/01/2021	1,910	1,984,452

Texas–1.8%
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) 5.00%, 06/01/2024	1,000	1,122,250

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2023	$2,150	$2,427,565

		3,549,815

Virginia–1.0%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019B 5.00%, 02/01/2021	1,820	1,879,114

Washington–7.6%
State of Washington 5.00%, 06/01/2024–06/01/2025(a)	4,500	5,076,465
Series 2019R 5.00%, 01/01/2023	3,015	3,326,178
Tobacco Settlement Authority 5.00%, 06/01/2023	855	913,901
University of Washington Series 2018 5.00%, 04/01/2021	5,055	5,252,044
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(c)	105	93,708

		14,662,296

Wisconsin–2.7%
State of Wisconsin Series 2015C 5.00%, 05/01/2022	3,985	4,304,278
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2023(c)	710	755,109
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group)
2.25%, 11/01/2026	100	93,833

		5,153,220

Total Long-Term Municipal Bonds (cost $187,797,447)		186,766,905

Short-Term Municipal Notes–5.9%
Illinois–0.1%
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2020	165	167,191

Principal Amount (000)		U.S. $ Value
Massachusetts–0.8%
Massachusetts Water Resources Authority Series 2019G 5.00%, 08/01/2020	1,625	1,646,044

Pennsylvania–0.2%
Philadelphia Authority for Industrial Development (St. Joseph’s University) 3.00%, 11/01/2020(a)	400	401,488

Texas–4.8%
State of Texas 4.00%, 08/27/2020	9,075	9,177,366

Total Short-Term Municipal Notes (cost $11,388,869)		11,392,089

Total Municipal Obligations (cost $199,186,316)		198,158,994

	Shares

SHORT-TERM INVESTMENTS–3.1%
Investment Companies–3.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio – Class AB, 0.53%(e)(f)(g) (cost $5,959,747)	5,959,747	5,959,747

Total Investments—106.2% (cost $205,146,063)		204,118,741

Other assets less liabilities—(6.2)%		(11,892,455)

Net Assets—100.0%		$192,226,286

4	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,590	01/15/2025	1.671%	CPI	#	Maturity	$(81,747)	$—	$(81,747)
USD	436	01/15/2025	1.637%	CPI	#	Maturity	(22,254)	—	(22,254)
USD	974	01/15/2025	1.673%	CPI	#	Maturity	(51,567)	—	(51,567)
USD	2,440	06/17/2024	1.760%	CPI	#	Maturity	(128,788)	—	(128,788)

							$(284,356)	$—	$(284,356)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	3,850	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$87,020	$—	$87,020
USD	990	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	48,423	—	48,423
USD	172	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	6,736	—	6,736
USD	388	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	16,317	—	16,317
USD	430	10/09/2029	3 Month LIBOR	1.470%	Quarterly/Semi-Annual	31,590	—	31,590
USD	430	10/09/2029	3 Month LIBOR	1.473%	Quarterly/Semi-Annual	31,717	—	31,717

						$221,803	$—	$221,803

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	9,000	08/24/2020	2.168%	CPI	#	Maturity	$(144,928)	$—	$(144,928)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	580	10/09/2029	1.120%	SIFMA*	Quarterly/Quarterly	$(25,525)	$—	$(25,525)
Citibank, NA	USD	580	10/09/2029	1.125%	SIFMA*	Quarterly/Quarterly	(25,831)	—	(25,831)

							$(51,356)	$—	$(51,356)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

(a)	When-Issued or delayed delivery security.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2020 and the aggregate market value of these securities amounted to $2,025,000 or 1.05% of net assets.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $8,414,135 or 4.4% of net assets.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.0% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.8%

Long-Term Municipal Bonds–96.8%

California–78.6%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California)
Series 2012A 5.00%, 04/01/2020–04/01/2022	$2,000	$2,074,960
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	3,850	3,899,934
Anaheim Public Financing Authority (City of Anaheim CA Lease)
Series 2014A 5.00%, 05/01/2021–05/01/2024	4,050	4,400,119
Bay Area Toll Authority
Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,735,693
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,235	13,190,186
Series 2013S 5.00%, 04/01/2038 (Pre-refunded/ETM)	2,845	3,175,731
Bay Area Water Supply & Conservation Agency
Series 2013A 5.00%, 10/01/2025	4,710	5,245,574
California Educational Facilities Authority (University of the Pacific)
Series 2015 5.00%, 11/01/2028	1,545	1,761,995
California Health Facilities Financing Authority (Cedars-Sinai Medical Center)
Series 2015 5.00%, 11/15/2027–11/15/2029	19,500	23,600,340
California Health Facilities Financing Authority (Children’s Hospital Los Angeles)
Series 2017A 5.00%, 08/15/2032	1,215	1,462,095
California Health Facilities Financing Authority (Kaiser Foundation Hospitals)
Series 2017P 5.00%, 11/01/2027–11/01/2032	18,755	21,971,521

6	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
California Health Facilities Financing Authority (Sutter Health Obligated Group)
Series 2018A 5.00%, 11/15/2023–11/15/2029	$11,365	$13,236,269
California Housing Finance
Series 20192 4.00%, 03/20/2033	11,464	12,161,598
California Infrastructure & Economic Development Bank (Broad Collection LLC)
Series 2011A 5.00%, 06/01/2021	10,650	11,101,027
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF)
Series 2017 5.00%, 10/01/2024	5,000	5,839,500
Series 2018 5.00%, 10/01/2032	13,965	17,444,519
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts)
Series 2016 5.00%, 07/01/2026	2,370	2,868,672
Series 2016B 5.00%, 07/01/2023	12,760	14,219,744
California Municipal Finance Authority (Emerson College)
Series 2017B 5.00%, 01/01/2030	1,000	1,162,680
California Municipal Finance Authority (LAX Integrated Express Solutions LLC)
Series 2018A 5.00%, 12/31/2023–12/31/2031	15,730	17,421,136
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	13,440	13,470,374
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2024–07/01/2029(a)	4,735	4,866,905
Series 2012 5.00%, 07/01/2027(a)	4,000	4,043,720
California School Finance Authority (Rocketship Education Obligated Group)
Series 2015A 4.25%, 03/01/2028(a)	1,605	1,579,529
Series 2016A 5.00%, 06/01/2031(a)	1,000	1,010,810
California State Public Works Board
Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	1,545	1,647,773
Principal Amount (000)		U.S. $ Value
California State Public Works Board (California State Public Works Board Lease)
Series 2014A 5.00%, 09/01/2030	11,220	12,934,753
Series 2014B 5.00%, 10/01/2029	4,445	5,142,687
Series 2017H 5.00%, 04/01/2030–04/01/2032	5,270	6,408,231
California State University 5.00%, 11/01/2024	1,455	1,459,685
5.00%, 11/01/2024 (Pre-refunded/ETM)	35	35,111
Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)	2,585	2,747,984
5.25%, 11/01/2026	2,915	3,088,938
Series 2012A 5.00%, 11/01/2026	10,930	11,919,602
Series 2014A 5.00%, 11/01/2028	16,650	19,236,411
Series 2017A 5.00%, 11/01/2033	5,620	6,835,494
Series 2018A 5.00%, 11/01/2030	2,330	2,930,954
Series 2019A 5.00%, 11/01/2028–11/01/2030	5,140	6,583,956
Series 2020A 5.00%, 11/01/2029–11/01/2031	2,000	2,583,242
California Statewide Communities Development Authority (CHF-Irvine LLC)
Series 2017A 5.00%, 05/15/2029	1,210	1,400,406
California Statewide Communities Development Authority (Kaiser Foundation Hospitals)
Series 2019P 5.00%, 04/01/2045	540	698,900
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2039(a)	675	687,879
California Statewide Communities Development Authority (Loma Linda University Medical Center)
Series 2018A 5.00%, 12/01/2027–12/01/2033(a)	1,250	1,414,513
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024–07/01/2029(a)	1,065	1,105,054
City & County of San Francisco CA
Series 2018C 5.00%, 06/15/2023–06/15/2025	7,330	8,377,450
Series 2018E 5.00%, 06/15/2023	1,490	1,668,666

Schedule of Investments—California Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value
City & County of San Francisco CA (City & County of San Francisco CA COP)
Series 2015R 5.00%, 09/01/2021–09/01/2024	$7,405	$8,102,209
City of Hayward CA (City of Hayward CA COP)
Series 2015 5.00%, 11/01/2020–11/01/2023	9,255	9,924,813
City of Long Beach CA Harbor Revenue
Series 2010A 5.00%, 05/15/2024–05/15/2025	7,875	7,913,037
Series 2010B 5.00%, 05/15/2021	6,500	6,531,005
City of Los Angeles CA Wastewater System Revenue
Series 2012C 5.00%, 06/01/2023	2,765	2,981,472
City of Los Angeles Department of Airports 5.00%, 05/15/2030	8,020	9,838,294
Series 2010A 5.00%, 05/15/2023–05/15/2025	10,140	10,185,445
Series 2010D 5.00%, 05/15/2023	1,960	1,968,879
Series 2017A 5.00%, 05/15/2028–05/15/2029	4,015	4,766,506
Series 2018C 5.00%, 05/15/2025–05/15/2028	5,145	6,068,394
City of Riverside CA Sewer Revenue
Series 2015A 5.00%, 08/01/2027–08/01/2030	5,320	6,258,857
Series 2018A 5.00%, 08/01/2031	2,785	3,473,703
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1)
Series 2017A 5.00%, 09/01/2028–09/01/2030	2,305	2,670,961
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1)
Series 2016 5.00%, 09/01/2031	1,170	1,298,805
City of San Francisco CA Public Utilities Commission Water Revenue
Series 2011A 5.00%, 11/01/2025 (Pre-refunded/ETM)	11,320	12,017,086
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC)
Series 2014A 5.00%, 03/01/2025	3,600	3,969,648
Principal Amount (000)		U.S. $ Value
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax)
Series 2015A 5.00%, 03/01/2022	3,000	3,221,550
Series 2017A 5.00%, 03/01/2030	1,250	1,520,875
Coronado Community Development Agency Successor Agency
Series 2018A 5.00%, 09/01/2033	4,675	5,487,094
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 08/01/2021	3,000	3,155,310
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute)
Series 2015A 5.00%, 11/01/2021	1,725	1,827,034
Desert Sands Unified School District
Series 2015 5.00%, 08/01/2021	1,680	1,767,192
Fontana Redevelopment Agency Successor Agency
Series 2017A 5.00%, 10/01/2031	1,750	2,172,030
Fremont Community Facilities District No. 1
Series 2015 5.00%, 09/01/2027	1,000	1,127,160
Golden State Tobacco Securitization Corp.
Series 2017A 5.00%, 06/01/2020	1,585	1,593,163
Series 2018A 3.50%, 06/01/2036	8,520	8,343,295
5.00%, 06/01/2030	8,510	9,989,038
Lake Elsinore Public Financing Authority
Series 2015
5.00%, 09/01/2021–09/01/2023	1,560	1,650,877
Long Beach Bond Finance Authority (Aquarium of the Pacific)
Series 2012 5.00%, 11/01/2023	4,025	4,271,692
Long Beach Unified School District
Series 2010A 5.00%, 08/01/2025	1,000	1,011,710
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax)
Series 2010A 5.00%, 07/01/2021	2,000	2,019,120
Los Angeles Department of Water
Series 2012C 5.00%, 07/01/2023	1,540	1,672,194

8	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2018A 5.00%, 07/01/2031	$1,345	$1,686,038
Los Angeles Department of Water & Power Power System Revenue
Series 2011A 5.00%, 07/01/2021	3,810	3,993,490
Series 2013A 5.00%, 07/01/2021–07/01/2023	4,005	4,335,506
Series 2013B 4.00%, 07/01/2021	2,480	2,568,809
Series 2014B 5.00%, 07/01/2026–07/01/2027	3,790	4,308,128
Series 2014C 4.00%, 07/01/2020	700	704,984
5.00%, 07/01/2025–07/01/2026	21,670	25,046,751
Series 2015E 5.00%, 07/01/2025	820	948,576
Series 2018B 5.00%, 01/01/2022	1,050	1,116,780
Series 2019B 5.00%, 07/01/2023	14,750	16,542,420
Los Angeles Unified School District/CA
Series 2014B 5.00%, 07/01/2021	5,470	5,722,276
Series 2014C 5.00%, 07/01/2027	10,365	11,810,088
Series 2015A 5.00%, 07/01/2021	1,140	1,192,577
Series 2016A 5.00%, 07/01/2021–07/01/2027	21,945	25,225,641
Series 2017A 5.00%, 07/01/2024	1,470	1,680,151
Series 2018B 5.00%, 07/01/2029	9,020	10,958,578
Series 2019A 5.00%, 07/01/2026	10,000	11,939,300
Mammoth Unified School District/CA
NATL Series 1998
Zero Coupon, 08/01/2021–08/01/2022	2,100	2,049,187
Metropolitan Water District of Southern California
Series 1993A 5.75%, 07/01/2021	995	1,014,333
5.75%, 07/01/2021 (Pre-refunded/ETM)	710	752,053
Middle Fork Project Finance Authority 5.00%, 04/01/2033–04/01/2035	3,900	4,315,383
Natomas Unified School District
BAM Series 2014 5.00%, 08/01/2022–08/01/2023	4,950	5,420,989
Newport Mesa Unified School District 5.00%, 08/01/2021–08/01/2024(b)	4,890	5,351,082
Northern California Power Agency
Series 2012A 5.00%, 07/01/2025–07/01/2027	3,980	4,323,244
Principal Amount (000)		U.S. $ Value
Oakland Unified School District/Alameda County
Series 2015A 5.00%, 08/01/2023	1,575	1,751,463
Series 2016 5.00%, 08/01/2030	1,420	1,684,518
Palm Desert Redevelopment Agency Successor Agency
BAM Series 2017A 5.00%, 10/01/2024	1,000	1,166,470
Peralta Community College District
Series 2014A 5.00%, 08/01/2028	1,820	2,080,023
Pittsburg Successor Agency Redevelopment Agency
AGM Series 2016A 5.00%, 09/01/2027	2,785	3,386,671
Port of Los Angeles
Series 2011B 5.00%, 08/01/2023	2,500	2,622,250
Series 2014A 5.00%, 08/01/2026–08/01/2027	2,565	2,929,603
Port of Oakland
Series 2012P 5.00%, 05/01/2022–05/01/2025	16,945	18,084,220
Riverside County Public Financing Authority (County of Riverside CA Lease)
Series 2015 5.00%, 11/01/2028	3,395	4,040,865
Romoland School District
Series 2015 5.00%, 09/01/2023	955	1,036,653
Sacramento City Financing Authority (Sacramento City Financing Authority Lease)
Series 1993B 5.40%, 11/01/2020	380	389,515
Sacramento City Unified School District/CA
Series 2011 5.00%, 07/01/2024	4,945	5,161,245
Sacramento County Sanitation Districts Financing Authority
AMBAC Series 2001 5.50%, 12/01/2021	1,175	1,260,799
Sacramento Municipal Utility District
Series 2012Y 5.00%, 08/15/2025	4,555	4,954,109
Sacramento Regional Transit District
Series 2012
5.00%, 03/01/2024	630	639,740
5.00%, 03/01/2024 (Pre-refunded/ETM)	370	376,124
San Bernardino Community College District
Series 2013A 5.00%, 08/01/2021	1,000	1,051,900

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027	$3,200	$3,215,584
San Diego County Regional Airport Authority 5.00%, 07/01/2031–07/01/2035(b)	9,715	12,490,199
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax)
Series 2018A 4.00%, 04/01/2021	12,000	12,344,160
San Diego County Water Authority
Series 2015 5.00%, 05/01/2021	1,000	1,042,210
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue)
Series 2015 5.00%, 05/15/2022	4,785	5,180,576
San Diego Unified School District/CA
Series 2019A 5.00%, 07/01/2021	8,525	8,939,912
San Francisco City & County Airport Comm
Series 2011S 5.00%, 05/01/2025 (Pre-refunded/ETM)	855	891,278
Series 2019E 5.00%, 05/01/2034–05/01/2036	9,710	11,509,016
Series 2019H 5.00%, 05/01/2027	5,500	6,487,415
San Francisco City & County Airport Comm (San Francisco Intl Airport)
Series 2011C 5.00%, 05/01/2021	3,900	4,037,592
Series 2011S 5.00%, 05/01/2025	2,145	2,232,645
Series 2019A 5.00%, 05/01/2034	11,015	13,100,470
San Francisco City & County Public Utilities Commission Wastewater Revenue
Series 2013B 5.00%, 10/01/2025	4,000	4,357,280
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp)
Series 2013A 5.00%, 08/01/2020–08/01/2024	3,300	3,465,415
Principal Amount (000)		U.S. $ Value
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South)
Series 2016B 5.00%, 08/01/2026	1,070	1,312,302
San Joaquin Delta Community College District
Series 2015A 5.00%, 08/01/2022	1,385	1,502,102
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease)
Series 2019A 5.00%, 07/15/2022–07/15/2026	20,760	24,081,612
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01)
Series 2016 5.00%, 09/01/2029–09/01/2030	2,365	2,664,187
South Placer Wastewater Authority/CA
Series 2011C 5.00%, 11/01/2020	1,675	1,713,073
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR)
Series 2010 5.00%, 07/01/2022	4,000	4,038,240
Series 2014A 5.00%, 07/01/2030	1,030	1,169,514
Southwestern Community College District
Series 2015 5.00%, 08/01/2020–08/01/2025	14,850	16,763,286
State of California 5.00%, 11/01/2028–04/01/2031	8,855	11,375,708
Series 2011 5.00%, 09/01/2021	1,175	1,239,790
Series 2013 5.00%, 10/01/2020–09/01/2028	22,890	24,280,866
Series 2014 5.00%, 12/01/2022–05/01/2029	18,665	20,861,043
Series 2015 5.00%, 03/01/2021	17,455	18,078,667
Series 2015B 5.00%, 09/01/2024	3,330	3,866,829
Series 2017 5.00%, 08/01/2024	5,540	6,417,148
Series 2018 5.00%, 10/01/2022	5,000	5,472,450
Series 2018C 5.00%, 08/01/2027	6,060	7,578,454
AGM 5.25%, 08/01/2032	1,820	2,479,331

10	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
State of California Department of Water Resources
Series 2011A 5.00%, 12/01/2020	$1,745	$1,790,335
5.00%, 12/01/2020 (Pre-refunded/ETM)	50	51,326
Series 2014A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,598,238
Stockton Public Financing Authority (City of Stockton CA Wastewater Revenue Lease) 1.40%, 06/01/2022	7,665	7,637,789
Stockton Unified School District
Series 2016 5.00%, 08/01/2028	7,770	9,240,472
Sweetwater Union High School District
Series 2016 5.00%, 08/01/2030	3,205	3,760,843
BAM Series 2014 5.00%, 08/01/2028–08/01/2029	7,980	9,111,516
Turlock Irrigation District 5.00%, 01/01/2022–01/01/2036(b)	15,525	18,755,300
University of California
Series 2009Q 5.25%, 05/15/2022	155	155,490
Series 2010U 5.00%, 05/15/2024	4,215	4,233,167
Series 2012G 5.00%, 05/15/2025	5,375	5,774,631
5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,997,729
Series 2013A 5.00%, 05/15/2021–05/15/2048	14,785	15,768,440
Series 2014A 5.00%, 05/15/2028	1,000	1,140,650
Series 2015A 5.00%, 05/15/2024	2,280	2,612,470
Series 2015I 5.00%, 05/15/2021	2,935	3,058,622
Series 2017A 5.00%, 05/15/2028–05/15/2031	6,465	7,961,375
Series 2017M 5.00%, 05/15/2031	4,000	4,892,400
Series 2018O 4.00%, 05/15/2025	8,320	9,374,477
Vacaville Unified School District
BAM Series 2015C 5.00%, 08/01/2020–08/01/2022	2,390	2,492,550
Vista Unified School District
Series 2015 5.00%, 08/01/2020	2,100	2,127,195

		1,021,996,669

Principal Amount (000)		U.S. $ Value
Alabama–4.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The))
Series 2018A 4.00%, 12/01/2048	8,000	8,228,880
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The))
Series 2018A 4.00%, 04/01/2049	16,575	17,086,007
Southeast Alabama Gas Supply District (The) (Morgan Stanley)
Series 2018A 4.00%, 06/01/2049	24,615	25,467,664
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.)
Series 2019A 4.50%, 05/01/2032(a)	2,380	2,262,595

		53,045,146

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	735	846,426

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.)
Series 2017B 4.00%, 10/01/2023(a)	1,700	1,648,184

Colorado–0.6%
City & County of Denver CO (United Airlines, Inc.)
Series 2017 5.00%, 10/01/2032	3,000	2,958,900
Colorado Health Facilities Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2032	4,750	5,404,075

		8,362,975

Connecticut–0.7%
State of Connecticut
Series 2018B 5.00%, 04/15/2026–04/15/2028	5,755	6,832,899
Series 2018D 5.00%, 04/15/2027	2,280	2,744,801

		9,577,700

Florida–0.2%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2026–12/15/2027(a)	330	345,221

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
County of Osceola FL Transportation Revenue
Series 2020A
Zero Coupon, 10/01/2030–10/01/2034	$955	$676,053
Miami-Dade County Expressway Authority
Series 2013A 5.00%, 07/01/2021	1,280	1,336,422
New River Community Development District
Series 2006B 5.00%, 05/01/2013(c)(d)(e)(f)(g)	405	0

		2,357,696

Georgia–0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2032–01/01/2036	2,300	2,644,112

Guam–0.6%
Territory of Guam 5.00%, 11/15/2031	130	130,497
Territory of Guam (Guam Section 30 Income Tax)
Series 2016A 5.00%, 12/01/2029–12/01/2032	1,860	1,869,926
Territory of Guam (Territory of Guam Business Privilege Tax)
Series 2015D 5.00%, 11/15/2023–11/15/2031	5,240	5,306,822

		7,307,245

Illinois–4.4%
Chicago Board of Education
Series 2017F 5.00%, 12/01/2024	6,000	6,128,160
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	900	982,200
Metropolitan Pier & Exposition Authority
Series 2012B 5.00%, 12/15/2028	2,185	2,200,688
Series 2017B 5.00%, 12/15/2026	3,250	3,330,015
State of Illinois
Series 2006A 5.00%, 06/01/2021	1,000	1,015,660
Series 2012 5.00%, 08/01/2021	4,950	5,038,358
Series 2013 5.00%, 07/01/2020–07/01/2022	3,870	3,892,185
Series 2014 5.00%, 02/01/2021	3,365	3,402,755
Series 2016 5.00%, 01/01/2021–11/01/2024	4,935	5,069,938
Series 2017D 5.00%, 11/01/2023–11/01/2024	13,465	14,018,065
Principal Amount (000)		U.S. $ Value
Series 2018A 5.00%, 10/01/2023	8,050	8,366,768
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax)
Series 2005 6.00%, 01/01/2026	4,450	4,019,062

		57,463,854

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	6,330	5,935,008

Kentucky–0.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2031	850	1,011,485
Kentucky Economic Development Finance Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2032	1,000	1,137,700
Kentucky Public Energy Authority (Morgan Stanley)
Series 2018A 4.00%, 04/01/2048	5,455	5,637,415
Series 2018C 4.00%, 12/01/2049	2,870	2,987,986

		10,774,586

Massachusetts–0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group)
Series 2016 5.00%, 07/01/2027	1,055	1,148,652

Michigan–0.1%
City of Detroit MI 5.00%, 04/01/2031	1,745	1,803,109

Missouri–0.0%
Howard Bend Levee District
XLCA 5.75%, 03/01/2025–03/01/2027	325	356,998

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax)
Series 2019A 2.50%, 06/15/2024(a)	640	618,093
2.75%, 06/15/2028(a)	525	488,208

		1,106,301

12	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New Jersey–2.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 06/15/2027–06/15/2029	$8,070	$8,947,128
Series 2018A 5.00%, 06/15/2028–06/15/2029	4,000	4,441,618
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2012A 5.00%, 06/15/2021	2,870	2,948,868
Series 2018A 5.00%, 12/15/2034	5,905	6,311,914
Series 2019B 5.00%, 06/15/2030	3,225	3,528,924
Tobacco Settlement Financing Corp.
Series 2018A 5.00%, 06/01/2021–06/01/2028	6,000	6,474,530

		32,652,982

New York–0.1%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	735	694,266
New York Transportation Development Corp. (Laguardia Gateway Partners LLC)
Series 2016A 5.00%, 07/01/2046	220	223,166

		917,432

Ohio–0.2%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC)
Series 2009D 4.25%, 08/01/2029	920	926,771
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC)
Series 2009A 4.375%, 06/01/2033	100	101,327
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC)
Series 2016B 4.375%, 06/01/2033	1,125	1,139,929

		2,168,027

Principal Amount (000)		U.S. $ Value
Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority
Series 2018 5.00%, 05/01/2028–05/01/2033(a)	2,250	2,331,200
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group)
Series 2017 5.00%, 07/01/2022–07/01/2024	2,815	3,071,165

		5,402,365

Puerto Rico–0.5%
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 07/01/2041	740	765,204
AGC Series 2007C 5.50%, 07/01/2031	150	162,855
NATL Series 2005L 5.25%, 07/01/2035	3,675	3,684,886
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018A
Zero Coupon, 07/01/2024	1,421	1,216,731

		5,829,676

South Carolina–0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada)
Series 2018A 4.00%, 10/01/2048	5,000	5,166,250

Tennessee–0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2032	1,000	1,137,700

Texas–0.5%
Mission Economic Development Corp. (Natgasoline LLC)
Series 2018 4.625%, 10/01/2031(a)	3,205	3,270,799
North Texas Tollway Authority (North Texas Tollway System)
Series 2015A 5.00%, 01/01/2023	1,915	2,103,895

Schedule of Investments—California Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.)
Series 2008D 6.25%, 12/15/2026	$1,530	$1,685,035

		7,059,729

Washington–0.2%
Washington Health Care Facilities Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2031	2,575	2,991,094

Wisconsin–0.7%
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(a)	3,395	3,815,505
Wisconsin Public Finance Authority (Celanese US Holdings LLC)
Series 2016A 5.00%, 01/01/2024	5,335	5,407,289

		9,222,794

Total Long-Term Municipal Bonds (cost $1,239,980,037)		1,258,922,710

Short-Term Municipal Notes–1.0%
California–1.0%
County of Los Angeles CA 5.00%, 06/30/2020 (cost $13,008,706)	12,890	13,009,619

Total Municipal Obligations (cost $1,252,988,743)		1,271,932,329

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–2.3%
United States–2.3%
U.S. Treasury Notes 2.50%, 05/31/2020(h)	3,328	3,338,920
2.625%, 02/15/2029(h)	22,346	26,071,497

Total Governments–Treasuries (cost $26,537,767)		29,410,417

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(i) (cost $312,753)	337	312,686

Total Investments—100.1% (cost $1,279,839,263)		1,301,655,432

Other assets less liabilities—(0.1)%		(796,289)

Net Assets—100.0%		$1,300,859,143

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	42,870	06/17/2024	1.760%	CPI	#	Maturity	$(2,262,770)	$—	$(2,262,770)
USD	6,870	08/09/2024	1.690%	CPI	#	Maturity	(347,262)	(5,375)	(341,887)
USD	21,720	01/15/2025	1.671%	CPI	#	Maturity	(1,116,695)	—	(1,116,695)
USD	14,244	01/15/2025	1.673%	CPI	#	Maturity	(754,118)	—	(754,118)
USD	6,366	01/15/2025	1.637%	CPI	#	Maturity	(324,926)	—	(324,926)
USD	15,980	01/15/2028	0.735%	CPI	#	Maturity	280,206	—	280,206

							$(4,525,565)	$(5,375)	$(4,520,190)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

14	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	40,890	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$924,218	$—	$924,218
USD	6,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	229,185	—	229,185
USD	13,610	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	665,702	—	665,702
USD	5,688	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	239,199	—	239,199

						$2,058,304	$—	$2,058,304

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1,399	$(308,900)	$(182,285)	$(126,615)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	121	(26,717)	(12,003)	(14,714)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1	(221)	(124)	(97)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	825	(182,091)	(82,693)	(99,398)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	66	(14,572)	(6,607)	(7,965)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,242	(274,234)	(121,294)	(152,940)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,076	(237,581)	(101,996)	(135,585)

						$(1,044,316)	$(507,002)	$(537,314)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	25,891	09/20/2020	2.263%	CPI	#	Maturity	$(523,462)	$—	$(523,462)
Barclays Bank PLC	USD	22,583	10/15/2020	2.208%	CPI	#	Maturity	(470,827)	—	(470,827)
Barclays Bank PLC	USD	13,259	10/15/2020	2.210%	CPI	#	Maturity	(277,111)	—	(277,111)
Citibank, NA	USD	16,430	10/17/2020	2.220%	CPI	#	Maturity	(350,984)	—	(350,984)
JPMorgan Chase Bank, NA	USD	23,372	08/30/2020	2.210%	CPI	#	Maturity	(407,704)	—	(407,704)

								$(2,030,088)	$—	$(2,030,088)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—California Municipal Portfolio	15

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	$(552,031)	$—	$(552,031)
Citibank, NA	USD	12,395	10/09/2029	1.120%	SIFMA	*	Quarterly	(545,478)	—	(545,478)

								$(1,097,509)	$—	$(1,097,509)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $30,334,641 or 2.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Non-income producing security.
(g)	Defaulted matured security.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

16	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.5%

Long-Term Municipal Bonds–95.7%
Alabama–2.5%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant)
Series 2015 5.00%, 09/01/2025	$1,390	$1,622,561
Alabama Public School & College Authority
Series 2014B 5.00%, 01/01/2022	3,200	3,410,144
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport)
AGM Series 2010 6.00%, 07/01/2021	5,510	5,576,065
Black Belt Energy Gas District (Morgan Stanley)
Series 2019A 4.00%, 12/01/2049	19,925	20,822,223
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	2,675	2,782,321
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The))
Series 2018A 4.00%, 04/01/2049	23,915	24,652,300
Southeast Alabama Gas Supply District (The) (Morgan Stanley)
Series 2018A 4.00%, 06/01/2049	69,310	71,710,898
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.)
Series 2019A 4.50%, 05/01/2032(a)	11,780	11,198,893
Water Works Board of the City of Birmingham (The)
Series 2010A 5.00%, 01/01/2021	6,740	6,935,999
5.00%, 01/01/2022 (Pre-refunded/ETM)	6,555	6,743,587

		155,454,991

Alaska–0.5%
Municipality of Anchorage AK
Series 2015B 5.00%, 09/01/2021–09/01/2024	12,935	14,276,441
Principal Amount (000)		U.S. $ Value
Series 2015C 5.00%, 09/01/2022–09/01/2024	7,370	8,305,801
State of Alaska
Series 2016A 5.00%, 08/01/2022–08/01/2024	6,675	7,645,728

		30,227,970

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	1,920	2,211,072

Arizona–2.2%
Arizona Board of Regents (University of Arizona COP)
Series 2012C 5.00%, 06/01/2025	2,365	2,553,869
Arizona Department of Transportation State Highway Fund Revenue
Series 2011A 5.00%, 07/01/2024 (Pre-refunded/ETM)	10,750	11,278,685
5.00%, 07/01/2025 (Pre-refunded/ETM)	6,460	6,777,703
Arizona Health Facilities Authority (HonorHealth)
Series 2014A 5.00%, 12/01/2023–12/01/2024	2,770	3,136,674
City of Glendale AZ (City of Glendale AZ Excise Tax)
Series 2015A 5.00%, 07/01/2023–07/01/2024	16,955	19,256,490
City of Phoenix Civic Improvement Corp.
Series 2010A 5.00%, 07/01/2021 (Pre-refunded/ETM)	4,085	4,123,848
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue Lease) 5.00%, 07/01/2030–07/01/2039(b)	13,225	17,149,202
Series 2020A 5.00%, 07/01/2030–07/01/2038(b)	8,895	11,556,695
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport)
Series 2010A 5.00%, 07/01/2020	3,140	3,170,175
Maricopa County Special Health Care District
Series 2018C 5.00%, 07/01/2028	6,000	7,523,880
Salt Verde Financial Corp. (Citigroup, Inc.)
Series 2007 5.25%, 12/01/2021	1,430	1,497,224

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
State of Arizona Lottery Revenue 5.00%, 07/01/2021–07/01/2027	$30,105	$34,725,463
Tempe Industrial Development Authority (Mirabella at ASU, Inc.)
Series 2017B 4.00%, 10/01/2023(a)	9,215	8,934,127

		131,684,035

Arkansas–0.1%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue)
Series 2019A 1.60%, 11/01/2035	6,835	6,997,126

California–3.9%
California Housing Finance
Series 20192 4.00%, 03/20/2033	10,982	11,650,603
California Municipal Finance Authority (United Airlines, Inc.)
4.00%, 07/15/2029	365	365,825
California State Public Works Board (California State Public Works Board Lease)
Series 2014B 5.00%, 10/01/2028	1,225	1,419,015
City of Los Angeles Department of Airports
Series 2010D 5.00%, 05/15/2022	3,450	3,465,801
City of Riverside CA Electric Revenue
Series 2019A 5.00%, 10/01/2033	5,230	6,556,903
Golden State Tobacco Securitization Corp.
Series 2018A 3.50%, 06/01/2036	12,280	12,025,313
5.00%, 06/01/2032	7,930	9,200,307
Metropolitan Water District of Southern California
Series 2020A 5.00%, 07/01/2027	7,550	9,458,564
Sacramento City Financing Authority (Sacramento City Financing Authority Lease)
Series 1993B 5.40%, 11/01/2020	190	194,758
San Francisco City & County Airport Comm (San Francisco Intl Airport)
Series 2011C 5.00%, 05/01/2022	5,880	6,087,270
State of California 5.00%, 04/01/2036	26,190	32,842,522
Series 2013 5.00%, 11/01/2024–11/01/2025	43,465	49,268,669
Series 2014 5.00%, 05/01/2025–05/01/2026	80,965	93,062,651

		235,598,201

Colorado–2.5%
Centerra Metropolitan District No. 1
Series 2017 5.00%, 12/01/2029(a)	12,180	12,220,925
City & County of Broomfield CO
Series 2010 5.00%, 12/01/2020 (Pre-refunded/ETM)	3,820	3,920,046
City & County of Denver CO Airport System Revenue (Denver Intl Airport)
Series 2010A 5.00%, 11/15/2021–11/15/2023	19,685	20,064,100
Series 2012A 5.00%, 11/15/2022–11/15/2024	6,630	7,107,118
Series 2016A 5.00%, 11/15/2023	4,085	4,527,365
Series 2018A 5.00%, 12/01/2025–12/01/2028	69,615	83,230,947
Colorado Health Facilities Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2031–08/01/2035	5,265	5,970,217
Regional Transportation District (Denver Transit Partners LLC)
Series 2010 5.00%, 01/15/2021	2,800	2,808,064
5.25%, 01/15/2024–07/15/2024	7,745	7,772,727
Vauxmont Metropolitan District
AGM 3.25%, 12/15/2050	1,000	1,038,460
5.00%, 12/01/2024–12/01/2050(b)	1,760	2,059,598
5.00%, 12/15/2026	270	312,304

		151,031,871

Connecticut–3.6%
City of Bridgeport CT
Series 2017A 5.00%, 11/01/2023–11/01/2028	2,420	2,777,861
Series 2017B 5.00%, 08/15/2025–08/15/2027	12,195	14,505,083
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	948,884
Series 2017C 5.00%, 08/15/2024–08/15/2028	8,950	10,531,297
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group)
Series 2019A 5.00%, 07/01/2032	5,425	6,698,682
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.)
Series 2018K-1 5.00%, 07/01/2026–07/01/2029	4,400	4,879,423

18	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
State of Connecticut
Series 2013A 5.00%, 10/15/2021	$3,370	$3,548,947
Series 2014A 5.00%, 03/01/2028	6,360	7,119,766
Series 2015B 5.00%, 06/15/2032	7,345	8,408,629
Series 2015F 5.00%, 11/15/2027	1,570	1,831,593
Series 2016A 5.00%, 03/15/2022–03/15/2029	51,735	56,840,617
Series 2016B 5.00%, 05/15/2021	17,090	17,753,263
Series 2016E 5.00%, 10/15/2024–10/15/2025	20,025	22,967,114
Series 2017A 5.00%, 04/15/2022	8,450	9,033,388
Series 2017B 5.00%, 04/15/2028	2,515	3,066,615
Series 2018C 5.00%, 06/15/2026	5,500	6,506,610
Series 2018D 5.00%, 04/15/2026	16,655	19,632,414
State of Connecticut Special Tax Revenue
Series 2012 5.00%, 01/01/2022–01/01/2024	8,575	9,223,455
Town of Stratford CT
BAM 5.00%, 01/01/2030–01/01/2033	13,370	16,029,180

		222,302,821

Delaware–0.1%
Delaware River & Bay Authority
Series 2014C 5.00%, 01/01/2026–01/01/2027	5,470	6,186,285

District of Columbia–1.7%
District of Columbia
Series 2013A 5.00%, 06/01/2025–06/01/2027	59,115	66,050,534
District of Columbia (District of Columbia Pers Income Tax)
Series 2012C 5.00%, 12/01/2026	5,545	6,094,565
District of Columbia (Freedom Forum, Inc. (The))
NATL Series 2002B 2.78%, 08/01/2037(c)	50	50,000
Metropolitan Washington Airports Authority
Series 2020A 5.00%, 10/01/2029–10/01/2034(b)	26,400	32,198,312

		104,393,411

Florida–6.0%
Brevard County School District (Brevard County School District COP)
Series 2013A 5.00%, 07/01/2021	5,320	5,575,520
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2029–12/15/2035(a)	1,760	1,762,088
Central Florida Expressway Authority
Series 2019B 5.00%, 07/01/2033	11,335	14,316,672
Citizens Property Insurance Corp.
Series 2012A 5.00%, 06/01/2022	27,105	28,998,555
Series 2012A-1 5.00%, 06/01/2020	14,815	14,905,816
Series 2015A 5.00%, 06/01/2022	1,795	1,892,325
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group)
Series 2017 5.00%, 08/15/2031	5,000	6,090,900
City of Tampa FL Water & Wastewater System Revenue
Series 2011 5.00%, 10/01/2026	3,895	4,112,458
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport)
Series 2012Q 5.00%, 10/01/2023	5,000	5,345,850
County of Lee FL Airport Revenue (Southwest Florida Intl Airport)
Series 2011A
5.50%, 10/01/2023–10/01/2024	13,095	13,652,454
5.625%, 10/01/2025	2,550	2,663,169
County of Miami-Dade FL
Series 2015A 5.00%, 11/01/2020	3,510	3,589,782
Series 2015B 5.00%, 07/01/2022	3,715	3,992,585
County of Miami-Dade FL Aviation Revenue
Series 2015A 5.00%, 10/01/2022–10/01/2024	4,975	5,452,525
County of Osceola FL Transportation Revenue
Series 2020A
Zero Coupon, 10/01/2030–10/01/2034	4,610	3,266,653

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value
Duval County School Board (Duval County School Board COP)
Series 2015B 5.00%, 07/01/2026	$4,280	$5,000,495
Florida Department of Environmental Protection
Series 2012A 5.00%, 07/01/2022	10,225	11,107,417
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 0.62%, 01/01/2049	35,840	35,816,704
Florida Municipal Power Agency
Series 2015B 5.00%, 10/01/2024–10/01/2028	3,765	4,423,190
Florida State Board of Education (State of Florida)
Series 2014A 5.00%, 06/01/2022	3,545	3,836,009
Series 2017F 5.00%, 06/01/2021	2,775	2,900,097
Greater Orlando Aviation Authority
Series 2017A 5.00%, 10/01/2029–10/01/2031	13,335	15,563,870
Hillsborough County School Board (Hillsborough County School Board COP)
Series 2015 5.00%, 07/01/2026	1,480	1,744,654
Hillsborough County School Board (Hillsborough County School Board Sales Tax)
AGM Series 2015 5.00%, 10/01/2023	2,650	2,981,435
Hollywood Community Redevelopment Agency
Series 2015 5.00%, 03/01/2021–03/01/2023	5,745	6,106,079
JEA Electric System Revenue
Series 2017B 5.00%, 10/01/2030	1,185	1,455,844
JEA Water & Sewer System Revenue
Series 2014A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,794,445
5.00%, 10/01/2025	1,495	1,711,939
Series 2017A 5.00%, 10/01/2026	22,290	27,222,777
Manatee County School District (Manatee County School District COP)
Series 2016A 5.00%, 07/01/2028–07/01/2029	14,010	16,596,176
Martin County Industrial Development Authority (Indiantown Cogeneration LP)
Series 2013 4.20%, 12/15/2025(a)	11,765	11,810,295
North Broward Hospital District
Series 2017B 5.00%, 01/01/2028–01/01/2030	8,410	10,196,934
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2022–10/01/2026	19,515	21,995,466
Orange County School Board
Series 2014A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	29,164,482
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	24,750,555
Overoaks Community Development District
Series 2010A-1 6.125%, 05/01/2035	190	191,963
Series 2010A-2 6.125%, 05/01/2035	420	424,838
Reedy Creek Improvement District
Series 2013A 5.00%, 06/01/2021	1,820	1,901,627
South Broward Hospital District (South Broward Hospital District Obligated Group)
Series 2015 5.00%, 05/01/2027	3,350	3,926,233
St. Lucie County School Board (St. Lucie County School Board Sales Tax)
AGM Series 2015 5.00%, 10/01/2022	3,150	3,424,050
Tampa Bay Water
Series 2011A 5.00%, 10/01/2023	2,050	2,168,223
Tampa Sports Authority (Tampa Sports Authority Sales Tax)
Series 2015 5.00%, 01/01/2021	3,490	3,592,013

		367,425,162

Georgia–2.1%
City of Atlanta GA Department of Aviation
Series 2010C 5.50%, 01/01/2021	7,500	7,732,725
5.75%, 01/01/2022	13,000	13,424,580
5.875%, 01/01/2024	2,925	3,017,196
Series 2014A 5.00%, 01/01/2028	12,250	13,805,505
Development Authority of Burke County (The) (Georgia Power Co.) 1.55%, 12/01/2049	13,000	12,649,780
1.70%, 12/01/2049	23,865	22,735,231

20	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Main Street Natural Gas, Inc. (Royal Bank of Canada)
Series 2018A 4.00%, 04/01/2048	$34,735	$35,782,608
Series 2018C
4.00%, 08/01/2048	18,000	18,582,300

		127,729,925

Guam–0.0%
Territory of Guam 5.00%, 11/15/2031	1,070	1,074,087

Hawaii–0.4%
City & County of Honolulu HI 5.00%, 03/01/2025	7,865	9,279,599
State of Hawaii
Series 2015E 5.00%, 10/01/2023	7,105	8,030,071
Series 2016F 5.00%, 10/01/2020–10/01/2021	4,850	5,041,726

		22,351,396

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant)
Series 2015A 5.00%, 07/15/2021–07/15/2023	6,915	7,445,776

Illinois–6.4%
Chicago Board of Education
Series 2010 6.319%, 11/01/2029	7,580	7,612,442
Series 2017F 5.00%, 12/01/2023	7,000	7,129,430
Series 2018A 4.00%, 12/01/2020–12/01/2022	17,620	17,527,111
5.00%, 12/01/2026	1,000	1,026,230
Series 2018B 4.00%, 12/01/2021	1,145	1,138,714
Chicago O’Hare International Airport
Series 2016C 5.00%, 01/01/2027	3,020	3,473,846
Chicago Transit Authority
Series 2017 5.00%, 06/01/2022	7,460	7,990,134
County of Du Page IL
Series 1993 5.60%, 01/01/2021	1,295	1,337,632
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	4,485	4,897,445
Illinois Finance Authority (OSF Healthcare System Obligated Group)
Series 2015A 5.00%, 11/15/2020–11/15/2028	4,745	5,228,489
Illinois Municipal Electric Agency
Series 2015A 5.00%, 02/01/2027–02/01/2029	42,820	49,346,301
Illinois State Toll Highway Authority
Series 2014A 5.00%, 12/01/2020–12/01/2021	24,020	24,846,338
Series 2014D 5.00%, 01/01/2023	1,165	1,267,706
Metropolitan Pier & Exposition Authority
Series 2012B 5.00%, 12/15/2020–12/15/2028	24,425	24,601,455
5.00%, 06/15/2023 (Pre-refunded/ETM)	565	611,528
Metropolitan Water Reclamation District of Greater Chicago
Series 2015D 5.00%, 12/01/2020	8,320	8,526,086
Railsplitter Tobacco Settlement Authority 5.00%, 06/01/2025	12,450	14,469,016
Series 2017 5.00%, 06/01/2022–06/01/2024	19,240	21,229,436
Regional Transportation Authority (Regional Transportation Authority Sales Tax)
NATL Series 1994C 7.75%, 06/01/2020	200	202,122
State of Illinois
Series 2012 5.00%, 08/01/2021–08/01/2025	22,260	22,789,877
Series 2013 5.00%, 07/01/2020	2,640	2,648,686
5.50%, 07/01/2024	5,415	5,693,114
Series 2013A 5.00%, 04/01/2023	4,415	4,566,170
Series 2014 5.00%, 05/01/2022–05/01/2027	45,185	46,901,210
Series 2016 5.00%, 02/01/2022–02/01/2024	24,860	25,716,195
Series 2017A 5.00%, 12/01/2024	8,590	9,021,991
Series 2017D 5.00%, 11/01/2024–11/01/2028	66,055	69,153,989
State of Illinois (State of Illinois Ded Tax)
AMBAC Series 1991 6.25%, 12/15/2020	440	449,504
State of Illinois (State of Illinois Sales Tax)
Series 2016C 5.00%, 06/15/2022	2,525	2,564,239
Town of Cortland IL (Town of Cortland IL Spl Tax)
Series 2006 5.50%, 03/01/2017(d)(e)(f)	5,078	761,700

		392,728,136

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
Indiana–0.2%
City of Whiting IN (BP Products North America, Inc.) 5.00%, 12/01/2044	$9,670	$10,547,262

Iowa–0.3%
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) 5.00%, 09/01/2049	14,000	15,381,520

Kansas–0.3%
City of Junction City KS
Series 2016A
5.00%, 09/01/2020–09/01/2023	14,160	15,183,863

Kentucky–2.6%
County of Carroll KY (Kentucky Utilities Co.) 1.75%, 10/01/2034	3,835	3,890,684
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group)
Series 2017B 5.00%, 08/15/2029	1,000	1,185,990
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group)
Series 2017A 5.00%, 06/01/2028–06/01/2030	8,620	9,909,204
Kentucky Public Energy Authority (Morgan Stanley)
Series 2018A 4.00%, 04/01/2048	41,090	42,464,050
Series 2018C 4.00%, 12/01/2049	36,475	37,974,487
Series 2019A 4.00%, 12/01/2049	10,855	11,303,963
Kentucky Public Energy Authority (Royal Bank of Canada)
Series 2018B 4.00%, 01/01/2049	24,850	24,872,614
Kentucky Turnpike Authority
Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	8,490	9,153,833
Series 2016A 5.00%, 07/01/2023–07/01/2027	13,300	15,483,447

		156,238,272

Louisiana–0.4%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax)
Series 2015 5.00%, 08/01/2027–08/01/2028	8,985	10,587,594
Louisiana Local Government Environmental Facilities & Community Development Auth
Series 2010 5.00%, 10/01/2025 (Pre-refunded/ETM)	2,000	2,038,780
Series 2010A 5.00%, 10/01/2023 (Pre-refunded/ETM)	7,720	7,869,691
St. Tammany Parish Finance Authority (Christwood)
Series 2015 5.25%, 11/15/2029	1,200	1,233,576
State of Louisiana Gasoline & Fuels Tax Revenue
Series 2015B 5.00%, 05/01/2025	3,250	3,835,357

		25,564,998

Maine–0.0%
Maine Municipal Bond Bank
Series 2014A 5.00%, 09/01/2025	1,000	1,145,440

Maryland–0.1%
City of Baltimore MD (Baltimore Hotel Corp.)
Series 2017 5.00%, 09/01/2025–09/01/2026	2,000	2,050,930
University System of Maryland
Series 2017A 5.00%, 04/01/2021	1,125	1,168,853

		3,219,783

Massachusetts–1.6%
Commonwealth of Massachusetts
Series 2016B 5.00%, 07/01/2023	3,865	4,334,675
Series 2017D 5.00%, 02/01/2036	4,435	5,325,725
Series 2018B 5.00%, 01/01/2031	3,685	4,595,158
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax)
Series 2007A 5.25%, 07/01/2033	6,600	9,238,416
Massachusetts Development Finance Agency (Brandeis University)
Series 2019S 5.00%, 10/01/2025–10/01/2033	15,375	19,192,882
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.)
Series 2017S 5.00%, 07/01/2025–07/01/2029	24,065	29,066,970

22	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Massachusetts Development Finance Agency (Wellforce Obligated Group)
AGM Series 2019A 5.00%, 07/01/2028–07/01/2033	$7,525	$9,111,464
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College)
Series 1991N 6.25%, 04/01/2020	2,820	2,820,000
Massachusetts School Building Authority
Series 2012A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	495,823
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax)
Series 2012A 5.00%, 08/15/2022–08/15/2023	10,225	11,147,341

		95,328,454

Michigan–4.8%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue)
Series 2012A 5.00%, 07/01/2020	7,050	7,115,071
Great Lakes Water Authority Water Supply System Revenue
Series 2016C 5.00%, 07/01/2024–07/01/2025	12,505	14,574,523
Lake Orion Community School District
Series 2016 5.00%, 05/01/2024	2,915	3,348,810
Michigan Finance Authority (Bronson Healthcare Group Obligated Group)
Series 2020 5.00%, 05/15/2036	48,585	56,885,747
Michigan Finance Authority (City of Detroit MI Income Tax)
Series 2015F 3.40%, 10/01/2020	500	503,395
3.60%, 10/01/2021	500	510,960
3.80%, 10/01/2022	500	520,070
3.875%, 10/01/2023	2,000	2,114,380
4.00%, 10/01/2024	3,000	3,231,660
4.50%, 10/01/2029	12,065	13,289,477
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue)
AGM Series 2014C 5.00%, 07/01/2025–07/01/2027	39,940	45,965,603
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue)
AGM Series 2014D2 5.00%, 07/01/2024–07/01/2027	54,355	62,582,215
Michigan Finance Authority (Public Lighting Authority) 5.00%, 07/01/2030	1,580	1,747,338
Series 2014B 5.00%, 07/01/2027–07/01/2031	7,450	8,253,408
Michigan Finance Authority (Trinity Health Corp.)
Series 2015 5.00%, 12/01/2023–12/01/2025	13,075	14,909,181
5.50%, 12/01/2026–12/01/2027	7,220	8,507,365
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project)
Series 2018 5.00%, 12/31/2024–06/30/2028	31,630	37,847,674
South Lyon Community Schools
Series 2016 5.00%, 05/01/2022	3,060	3,298,588
State of Michigan Trunk Line Revenue
Series 2009 5.00%, 11/01/2023	1,510	1,514,590
University of Michigan
Series 2017A 5.00%, 04/01/2020	1,670	1,670,000
Walled Lake Consolidated School District
Series 2015 5.00%, 05/01/2020	4,635	4,649,229

		293,039,284

Minnesota–0.1%
State of Minnesota
Series 2015B 5.00%, 08/01/2022	3,745	4,081,563
Series 2019A 5.00%, 08/01/2032	1,585	2,068,758

		6,150,321

Missouri–0.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group)
Series 2017A 5.00%, 03/01/2025–03/01/2028	2,820	3,090,784

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
Howard Bend Levee District
XLCA 5.75%, 03/01/2025–03/01/2027	$1,620	$1,780,335
Missouri Joint Municipal Electric Utility Commission
Series 2014 5.00%, 01/01/2025	2,630	3,053,667

		7,924,786

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group)
Series 2016 5.00%, 02/15/2025–02/15/2028	15,015	17,951,974

Nebraska–1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The))
Series 2018 5.00%, 03/01/2050	57,465	61,142,185

Nevada–1.3%
City of Las Vegas NV
Series 2015C 5.00%, 09/01/2020–09/01/2026	13,490	14,884,201
Clark County School District
Series 2015B 5.00%, 06/15/2022	17,785	19,088,641
Series 2016D 5.00%, 06/15/2024	26,915	30,560,098
County of Clark NV
Series 2017 5.00%, 06/01/2024	6,530	7,491,934
Las Vegas Valley Water District
Series 2016B
5.00%, 06/01/2028	4,590	5,508,413

		77,533,287

New Hampshire–0.4%
New Hampshire Business Finance Authority
Series 20201 4.125%, 01/20/2034	7,823	8,269,497
New Hampshire Business Finance Authority (Covanta Holding Corp.)
Series 2018A 4.00%, 11/01/2027(a)	2,250	2,185,380
New Hampshire Business Finance Authority (Emerald Renewable Diesel LLC) 2.00%, 06/01/2049(a)	12,455	12,464,715

		22,919,592

New Jersey–7.4%
New Jersey Economic Development Authority 5.00%, 09/01/2020 (Pre-refunded/ETM)	140	142,288
Series 2011EE 5.00%, 09/01/2020 (Pre-refunded/ETM)	4,640	4,715,818
5.50%, 09/01/2021 (Pre-refunded/ETM)	990	1,030,234
Series 2011G 5.00%, 09/01/2020 (Pre-refunded/ETM)	2,605	2,642,095
5.00%, 09/01/2020 (Pre-refunded/ETM)	145	147,278
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) 5.00%, 09/01/2020	5	5,048
Series 2011EE 5.00%, 09/01/2020	1,720	1,736,392
5.50%, 09/01/2021	370	379,416
Series 2014P 5.00%, 06/15/2020	1,425	1,431,612
Series 2014U 5.00%, 06/15/2020–06/15/2021	14,200	14,479,784
Series 2017B 5.00%, 11/01/2020–11/01/2021	33,960	34,964,563
AMBAC Series 2005K 5.25%, 12/15/2020	2,340	2,381,816
New Jersey Economic Development Authority (NYNJ Link Borrower LLC)
Series 2013 5.00%, 01/01/2022	1,075	1,112,023
5.50%, 01/01/2026–01/01/2027	2,000	2,149,770
New Jersey Economic Development Authority (Port Newark Container Terminal LLC)
Series 2017 5.00%, 10/01/2021–10/01/2025	9,515	10,125,812
New Jersey Economic Development Authority (Rutgers The State University of New Jersey)
Series 2013 5.00%, 06/15/2025–06/15/2026	4,500	5,017,335
New Jersey Economic Development Authority (United Airlines, Inc.)
Series 1999 5.25%, 09/15/2029	3,920	3,886,053
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group)
Series 2017A 5.00%, 07/01/2020–07/01/2021	3,750	3,846,477
New Jersey Transit Corp.
Series 2014A 5.00%, 09/15/2020–09/15/2021	26,310	27,268,846

24	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 06/15/2027–06/15/2028	$13,780	$15,383,946
Series 2018A 5.00%, 06/15/2029	3,035	3,359,715
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2028–12/15/2031	8,720	9,601,897
Series 2006A 5.25%, 12/15/2020	3,730	3,796,655
5.50%, 12/15/2021	6,155	6,443,854
Series 2011B 5.00%, 06/15/2020	1,310	1,316,078
Series 2013A 5.00%, 06/15/2020	3,960	3,978,374
Series 2018A 5.00%, 12/15/2027–12/15/2033	60,300	66,137,423
Series 2019B 5.00%, 06/15/2033	3,885	4,172,490
New Jersey Turnpike Authority
Series 2012B 5.00%, 01/01/2026–01/01/2027	12,700	13,786,380
Series 2014A 5.00%, 01/01/2027–01/01/2029	75,940	85,526,962
Series 2014C 5.00%, 01/01/2024	14,720	16,480,512
Series 2017A 5.00%, 01/01/2029	7,235	8,618,115
Series 2017B 5.00%, 01/01/2029–01/01/2031	39,985	48,524,883
AGM Series 2005D-3 5.25%, 01/01/2026	14,770	17,741,576
Tobacco Settlement Financing Corp.
Series 2018A 5.00%, 06/01/2020–06/01/2035	25,370	27,367,428

		449,698,948

New York–14.2%
City of New York NY
Series 2014A 5.00%, 08/01/2027	1,130	1,304,269
Series 2015A 5.00%, 08/01/2023	2,040	2,292,634
County of Nassau NY
Series 2017C 5.00%, 10/01/2026	8,840	10,619,934
Metropolitan Transportation Authority
Series 2012D 5.00%, 11/15/2028	6,890	7,317,525
Series 2012E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,661,348
Series 2012F 5.00%, 11/15/2022–11/15/2026	55,610	59,183,190
Series 2012H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,673,536
5.00%, 11/15/2026	2,730	2,903,683
Series 2013B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	10,809,466
Series 2014A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,790,126
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,594,450
Series 2014C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,866,000
Series 2017C 5.00%, 11/15/2027–11/15/2033	79,840	91,092,316
Series 2019B 5.00%, 05/15/2022	99,625	104,699,897
Series 2020A 4.00%, 02/01/2022	34,455	35,367,024
AGC Series 2003B 5.25%, 11/15/2020	8,415	8,627,226
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax)
Series 2012A 5.00%, 11/15/2027	4,505	4,890,763
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease)
Series 2018S 5.00%, 07/15/2031–07/15/2032	53,935	67,445,826
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2011A 5.00%, 11/01/2022–11/01/2025	34,430	36,455,779
Series 2011C 5.00%, 11/01/2023–11/01/2025	17,620	18,651,519
Series 2012A 5.00%, 08/01/2025	12,345	13,365,067
Series 2012B 5.00%, 11/01/2023	20,000	21,869,600
Series 2017A 5.00%, 08/01/2033	4,860	5,901,206
Series 2019B 5.00%, 11/01/2035–11/01/2036	59,785	75,178,923
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	4,250	4,075,070
2.80%, 09/15/2069	11,555	11,014,573

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2011E 5.00%, 08/15/2021	$3,880	$4,077,453
Series 2014C 5.00%, 03/15/2027	2,015	2,300,082
Series 2020D
5.00%, 02/15/2029–02/15/2034	25,980	33,412,785
New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2012A 5.00%, 04/01/2023	17,940	19,307,028
New York State Urban Development Corp. (State of New York Pers Income Tax)
Series 2013C 5.00%, 03/15/2025–03/15/2026	63,625	70,384,539
Series 2013D 5.00%, 03/15/2023	32,000	35,440,960
Series 2016A 5.00%, 03/15/2024	4,010	4,579,099
New York Transportation Development Corp. (Delta Air Lines, Inc.)
Series 2018 5.00%, 01/01/2027–01/01/2029	74,370	74,279,352
New York Transportation Development Corp. (Laguardia Gateway Partners LLC)
Series 2016A 5.00%, 07/01/2046	2,095	2,125,147
Port Authority of New York & New Jersey
Series 2013-178 5.00%, 12/01/2028	3,335	3,699,082

		868,256,477

North Carolina–0.0%
North Carolina Eastern Municipal Power Agency
Series 1988A 6.00%, 01/01/2026 (Pre-refunded/ETM)	1,720	1,865,426

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group)
Series 2017C 5.00%, 06/01/2028–06/01/2030	5,000	5,909,180

Ohio–2.7%
Buckeye Tobacco Settlement Financing Authority
Series 2020A 4.00%, 06/01/2037–06/01/2038	3,000	3,292,870
City of Columbus OH
Series 2013-1 5.00%, 07/01/2020	4,580	4,624,563
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH)
Series 2017A 5.00%, 08/01/2026–08/01/2028	20,420	24,898,531
County of Cuyahoga OH (County of Cuyahoga OH Lease)
Series 2010F 5.00%, 12/01/2020–12/01/2024	84,825	86,967,138
County of Cuyahoga OH (MetroHealth System (The))
Series 2017 5.00%, 02/15/2026–02/15/2027	5,455	6,343,488
County of Franklin OH (Nationwide Children’s Hospital, Inc.)
Series 2017A
5.00%, 11/01/2031	1,000	1,236,190
Hamilton County Convention Facilities Authority
Series 2014 5.00%, 12/01/2022–12/01/2023	3,470	3,837,832
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC)
Series 2009A 4.375%, 06/01/2033	2,330	2,360,919
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC)
Series 2016B 4.375%, 06/01/2033	6,325	6,408,933
State of Ohio
Series 2011A 5.00%, 08/01/2021	18,300	19,242,267
University of Cincinnati
Series 2010F 5.00%, 06/01/2021	30	30,769
5.00%, 06/01/2021 (Pre-refunded/ETM)	1,295	1,327,595
University of Toledo
Series 2010 5.00%, 06/01/2021 (Pre-refunded/ETM)	2,610	2,626,887

		163,197,982

Oklahoma–0.3%
Canadian County Educational Facilities Authority (Canadian County Educational Facilities Authority Lease) 5.00%, 12/01/2020	2,050	2,093,870

26	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Comanche County Memorial Hospital 5.00%, 07/01/2022	$520	$547,742
Series 2015 5.00%, 07/01/2020-07/01/2028	9,270	9,624,957
McGee Creek Authority
NATL Series 1992 6.00%, 01/01/2023	1,450	1,553,051
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	3,005	2,902,439

		16,722,059

Oregon–0.2%
City of Portland OR Sewer System Revenue
Series 2013A 5.00%, 08/01/2022	8,685	9,457,096
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront)
Series 2014A 5.00%, 10/01/2024	1,000	1,036,940
Port of Portland OR Airport Revenue (Portland Intl Airport)
Series 2010-20C 5.00%, 07/01/2023	1,405	1,415,453
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP)
Series 2009D 5.00%, 11/01/2021–11/01/2023	90	90,279
Tri-County Metropolitan Transportation District of Oregon
Series 2018A 5.00%, 10/01/2028	2,335	2,928,861

		14,928,629

Pennsylvania–8.3%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 07/15/2030–07/15/2033	19,390	24,628,985
Allegheny County Sanitary Authority
Series 2015 5.00%, 12/01/2023	3,500	3,969,805
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC)
Series 2016A 4.375%, 01/01/2035	2,120	2,149,150
City of Philadelphia PA
Series 2013A 5.00%, 07/15/2020–07/15/2021	3,245	3,361,343
Series 2019A 5.00%, 08/01/2026	1,420	1,698,576
Series 2019B 5.00%, 02/01/2030	1,005	1,290,510
AGM Series 2017A 5.00%, 08/01/2027–08/01/2032	46,290	56,802,509
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport)
Series 2010A 5.00%, 06/15/2021	6,225	6,269,260
Series 2010D 5.00%, 06/15/2020	7,920	7,970,609
City of Philadelphia PA Water & Wastewater Revenue
Series 2016 5.00%, 10/01/2024–10/01/2026	17,425	20,314,369
Commonwealth of Pennsylvania
Series 2016 5.00%, 09/15/2024	9,575	11,081,818
Series 2017 5.00%, 01/01/2025–01/01/2027	130,480	153,289,886
Easton Area School District
Series 2020A 4.00%, 04/01/2027	1,555	1,821,294
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group)
Series 2017 5.00%, 07/01/2025	6,000	6,762,000
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group)
Series 2017 5.00%, 12/01/2027–12/01/2032	5,000	5,266,880
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 5.00%, 09/01/2030–09/01/2032	2,845	3,454,022
Series 2018 5.00%, 09/01/2026–09/01/2030	10,650	12,770,797
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP)
Series 2015 5.00%, 06/30/2026–12/31/2028	51,190	56,635,384
Pennsylvania Turnpike Commission 5.00%, 12/01/2029–12/01/2030	13,890	17,443,658
Series 2017B 5.00%, 06/01/2028–06/01/2030	13,255	16,174,180
Series 2019 5.00%, 12/01/2022	5,250	5,765,970
Philadelphia Authority for Industrial Development (St. Joseph’s University) 4.00%, 11/01/2035–11/01/2038(b)	5,560	6,125,793

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
5.00%, 11/01/2027–11/01/2034(b)	$11,940	$14,384,434
Philadelphia Parking Authority (The)
Series 2009 5.00%, 09/01/2020	12,685	12,869,440
5.125%, 09/01/2022	9,080	9,222,737
School District of Philadelphia (The)
Series 2016D 5.00%, 09/01/2024	8,360	9,637,659
Series 2016F 5.00%, 09/01/2023–09/01/2024	29,165	33,461,987

		504,623,055

Puerto Rico–0.5%
Commonwealth of Puerto Rico
AGC Series 2001A 5.50%, 07/01/2029	125	135,526
Puerto Rico Electric Power Authority
AGM Series 2007V 5.25%, 07/01/2031	5,150	5,478,827
NATL Series 2007V 5.25%, 07/01/2035	150	150,414
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 07/01/2041	4,260	4,405,096
AGC Series 2007C 5.50%, 07/01/2031	510	553,707
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	10,525	11,116,761
NATL Series 2005L 5.25%, 07/01/2035	500	501,345
NATL Series 2007N 5.25%, 07/01/2032	1,050	1,066,779
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico)
NATL Series 2007 6.00%, 07/01/2025	3,250	3,466,937
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018A
Zero Coupon, 07/01/2024	7,511	6,431,294

		33,306,686

Rhode Island–0.8%
Providence Public Building Authority (City of Providence RI Lease)
AGM Series 2020A 5.00%, 09/15/2028–09/15/2032	12,390	15,488,485
Rhode Island Commerce Corp.
Series 2016B 5.00%, 06/15/2027	10,565	12,601,087
Rhode Island Depositors Economic Protection Corp.
Series 1993A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	6,380,715
AGM Series 1993A 5.50%, 08/01/2020 (Pre-refunded/ETM)	720	728,885
Tobacco Settlement Financing Corp./RI
Series 2015A 5.00%, 06/01/2021–06/01/2023	14,635	15,344,521

		50,543,693

South Carolina–1.0%
Kershaw County School District/SC (Kershaw County School District/SC Lease)
Series 2015 5.00%, 12/01/2021	1,185	1,258,743
Patriots Energy Group Financing Agency (Royal Bank of Canada)
Series 2018A 4.00%, 10/01/2048	48,725	50,345,106
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease)
Series 2015 5.00%, 12/01/2022–12/01/2027	7,000	8,070,875
South Carolina Public Service Authority
Series 2016A 5.00%, 12/01/2030–12/01/2034	2,435	2,814,103

		62,488,827

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD)
Series 2017 5.00%, 09/01/2029–09/01/2030	7,025	8,621,757

Tennessee–1.0%
County of Shelby TN
Series 2019A 5.00%, 04/01/2021	1,320	1,371,454
Tennergy Corp./TN (Royal Bank of Canada)
Series 2019A 5.00%, 02/01/2050	5,445	5,883,540
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The))
Series 2006A 5.25%, 09/01/2021	2,115	2,180,840
Series 2017A 4.00%, 05/01/2048	50,910	52,149,149

		61,584,983

28	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Texas–7.9%
Arlington Independent School District/TX 5.00%, 02/15/2028–02/15/2029	$6,475	$8,236,088
Austin Independent School District
Series 2014B 5.00%, 08/01/2021	1,700	1,788,230
Central Texas Turnpike System
Series 2015A 5.00%, 08/15/2042	19,480	19,480,000
Series 2015C 5.00%, 08/15/2023–08/15/2025	4,860	5,213,776
City of Dallas TX
Series 2014 5.00%, 02/15/2021	7,500	7,749,675
Series 2015 5.00%, 02/15/2021	3,240	3,347,860
City of Houston TX
Series 2017A 5.00%, 03/01/2025	16,370	19,228,857
City of Houston TX (City of Houston TX Hotel Occupancy Tax)
Series 2015 5.00%, 09/01/2023–09/01/2025	3,800	4,306,654
City of Houston TX Airport System Revenue
Series 2018B 5.00%, 07/01/2030	6,160	7,442,019
City of Houston TX Airport System Revenue (United Airlines, Inc.)
Series 2015B 5.00%, 07/15/2020	6,400	6,399,040
Series 2018 5.00%, 07/15/2028	9,135	9,073,156
City of Houston TX Combined Utility System Revenue
Series 2014C 5.00%, 05/15/2023–05/15/2028	24,850	28,467,588
Series 2020A 5.00%, 11/15/2032–11/15/2033(b)	10,485	13,770,700
City of San Antonio TX
Series 2014 5.00%, 02/01/2021	3,905	4,031,834
County of Harris TX
Series 2010A 5.00%, 10/01/2024–10/01/2025	7,245	7,382,760
Dallas Independent School District
Series 2011 5.00%, 02/15/2022	5,165	5,337,408
Dallas/Fort Worth International Airport
Series 2012F 5.00%, 11/01/2021 (Pre-refunded/ETM)	2,000	2,039,340
5.00%, 11/01/2023 (Pre-refunded/ETM)	6,750	6,882,772
5.00%, 11/01/2024 (Pre-refunded/ETM)	5,000	5,098,350
5.00%, 11/01/2025 (Pre-refunded/ETM)	4,155	4,236,729
Series 2014A 5.25%, 11/01/2028	11,585	12,624,059
Denton Independent School District
Series 2016 5.00%, 08/15/2027	1,220	1,462,841
Grand Parkway Transportation Corp.
Series 2018 5.00%, 02/01/2023	84,825	92,148,790
Harris County Hospital District
Series 2016 5.00%, 02/15/2021–02/15/2027	4,855	5,420,767
Irving Hospital Authority (Baylor Medical Center at Irving)
Series 2017A 5.00%, 10/15/2026–10/15/2031	3,220	3,795,561
Mission Economic Development Corp. (Natgasoline LLC)
Series 2018 4.625%, 10/01/2031(a)	10,680	10,899,260
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC)
Series 2017A 5.00%, 04/01/2028	1,130	1,130,000
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group)
Series 2017A 5.00%, 08/15/2025–08/15/2028	7,250	8,797,662
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2035	875	888,563
North Texas Tollway Authority
Series 2011D 5.00%, 09/01/2024 (Pre-refunded/ETM)	5,000	5,271,350
5.25%, 09/01/2025 (Pre-refunded/ETM)	18,130	19,177,189
5.25%, 09/01/2026 (Pre-refunded/ETM)	17,810	18,838,706
North Texas Tollway Authority (North Texas Tollway System)
Series 2014A 5.00%, 01/01/2021–01/01/2024	16,745	18,000,306
Series 2015B 5.00%, 01/01/2023–01/01/2028	12,275	14,012,475
Series 2019B 5.00%, 01/01/2027–01/01/2029	30,080	37,795,760

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	$1,360	$1,144,957
San Antonio Water System
Series 2011A 5.00%, 05/15/2023 (Pre-refunded/ETM)	2,240	2,249,453
5.00%, 05/15/2024 (Pre-refunded/ETM)	1,700	1,707,174
5.00%, 05/15/2024–05/15/2026	9,565	9,609,477
5.00%, 05/15/2025 (Pre-refunded/ETM)	2,165	2,174,136
5.00%, 05/15/2026 (Pre-refunded/ETM)	480	482,026
Series 2013E 5.00%, 05/15/2025	3,000	3,333,090
Spring Branch Independent School District
Series 2015A 5.00%, 02/01/2024	3,215	3,673,202
Series 2015B 5.00%, 02/01/2024	4,855	5,546,935
Spring Independent School District
Series 2011 5.00%, 08/15/2020–08/15/2021	8,365	8,486,858
State of Texas
Series 2011 5.00%, 10/01/2023 (Pre-refunded/ETM)	5,500	5,811,740
5.00%, 10/01/2023–10/01/2025	11,425	12,101,155
5.00%, 10/01/2024 (Pre-refunded/ETM)	5,440	5,748,339
5.00%, 10/01/2025 (Pre-refunded/ETM)	3,025	3,196,457
University of Texas System (The)
Series 2020A 5.00%, 08/15/2030(b)	105	140,532

		485,181,656

Utah–0.1%
Davis School District
Series 2017 5.00%, 06/01/2022	1,015	1,099,235
Utah Transit Authority
Series 2015A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,386,640
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,565,638
Utah Transit Authority (Utah Transit Authority Sales Tax)
Series 2015A 5.00%, 06/15/2026	1,305	1,539,430

		7,590,943

Virginia–0.8%
Chesapeake Bay Bridge & Tunnel District 5.00%, 11/01/2023	19,800	21,523,788
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022–08/01/2034(b)	19,260	24,321,651
Virginia College Building Authority (Virginia College Building Authority State Lease)
Series 2015A 5.00%, 02/01/2023	4,345	4,800,008

		50,645,447

Washington–3.3%
Chelan County Public Utility District No. 1
Series 2011A 5.00%, 07/01/2020	3,110	3,138,550
Series 2011B 5.00%, 07/01/2021	5,000	5,230,600
5.25%, 07/01/2022	3,670	3,847,848
City of Seattle WA Municipal Light & Power Revenue
Series 2016B 5.00%, 04/01/2026	4,280	5,189,714
City of Seattle WA Water System Revenue
Series 2017 5.00%, 08/01/2020–08/01/2022	3,855	3,988,995
County of King WA
Series 2015 5.00%, 07/01/2023	2,485	2,787,822
County of King WA Sewer Revenue
Series 2011B 5.00%, 01/01/2023 (Pre-refunded/ETM)	4,415	4,543,256
Energy Northwest (Bonneville Power Administration)
Series 2012A 5.00%, 07/01/2021	8,840	9,247,701
Grant County Public Utility District No. 2
Series 2011I 5.00%, 01/01/2021 (Pre-refunded/ETM)	6,570	6,764,078
5.00%, 01/01/2023 (Pre-refunded/ETM)	5,375	5,533,777
King County School District No. 49 Tahoma
Series 2015 5.00%, 12/01/2022	2,710	2,981,596
Port of Seattle WA 5.00%, 04/01/2033	1,000	1,225,030
Series 2010B 5.00%, 06/01/2022	1,995	2,007,409
Series 2015C 5.00%, 04/01/2021–04/01/2023	4,320	4,629,599
Series 2018A 5.00%, 05/01/2025	8,320	9,619,002

30	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2018B 5.00%, 05/01/2025	$4,695	$5,428,030
Snohomish County School District No. 2 Everett
Series 2014 5.00%, 12/01/2021	3,600	3,833,280
State of Washington 5.00%, 06/01/2029(b)	3,200	4,015,008
Series 2012R 5.00%, 07/01/2024	6,765	7,328,322
Series 20152 5.00%, 07/01/2023	9,895	11,094,076
Series 2015A-1 5.00%, 08/01/2023	8,010	9,004,762
Series 2015B 5.00%, 02/01/2022	4,480	4,798,259
State of Washington (State of Washington COP)
Series 2015C 5.00%, 07/01/2022–01/01/2023	8,805	9,539,667
State of Washington (State of Washington Fed Hwy Grant)
Series 2012F-1 5.00%, 09/01/2023	17,550	19,124,235
Washington Health Care Facilities Authority (Multicare Health System Obligated Group)
Series 2015B 5.00%, 08/15/2028–08/15/2030	31,550	37,254,899
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group)
Series 2017 5.00%, 08/15/2025–08/15/2030	15,880	18,919,584
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group)
Series 2019 2.375%, 01/01/2026(a)	3,505	3,128,072

		204,203,171

West Virginia–0.1%
West Virginia Economic Development Authority
Series 2017 5.00%, 06/15/2020–06/15/2021	8,170	8,398,127

Wisconsin–1.3%
State of Wisconsin
Series 2019A 5.00%, 05/01/2025–05/01/2029	45,000	55,050,460
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(a)	15,360	17,244,911
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	2,445	2,294,217
Wisconsin Public Finance Authority (Celanese US Holdings LLC)
Series 2016A 5.00%, 01/01/2024	1,000	1,013,550
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 3.00%, 04/01/2025(a)	425	410,410
WPPI Energy
Series 2014A 5.00%, 07/01/2029	1,000	1,138,530

		77,152,078

Total Long-Term Municipal Bonds (cost $5,721,705,077)		5,849,032,410

Short-Term Municipal Notes–0.8%
Texas–0.8%
State of Texas 4.00%, 08/27/2020 (cost $49,188,861)	48,660	49,208,885

Total Municipal Obligations (cost $5,770,893,938)		5,898,241,295

GOVERNMENTS-TREASURIES–1.9%
United States–1.9%
U.S. Treasury Notes 2.125%, 11/30/2023(g)	4,000	4,255,000
2.50%, 05/31/2020(g)	1,500	1,504,922
2.625%, 02/15/2029(g)	96,998	113,169,385

Total Governments–Treasuries (cost $104,609,836)		118,929,307

CORPORATES-INVESTMENT GRADE–0.8%

Industrial–0.8%
Consumer Cyclical-Automotive–0.3%
Harley-Davidson Financial Services, Inc. 4.05%, 02/04/2022(a)	15,636	15,299,513

Consumer Non-Cyclical–0.5%
Amgen, Inc. 3.875%, 11/15/2021	30,349	30,881,929

Total Corporates–Investment Grade (cost $46,979,262)		46,181,442

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

AGENCIES–0.5%
Agency Debentures–0.5%
Federal Home Loan Mortgage Corp.
Series 2019M 2.60%, 09/15/2033(a)	$9,960	$11,163,566
2.625%, 06/15/2035(a)	9,965	11,218,697
2.65%, 06/15/2035(a)	4,985	5,640,179

Total Agencies (cost $25,591,781)		28,022,442

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(h) (cost $1,482,699)	1,599	1,482,385

Total Investments—99.7% (cost $5,949,557,516)		6,092,856,871

Other assets less liabilities—0.3%		15,645,637

Net Assets—100.0%		$6,108,502,508

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	179,270	06/17/2024	1.760%	CPI#	Maturity	$(9,462,251)	$—	$(9,462,251)
USD	37,730	08/09/2024	1.690%	CPI#	Maturity	(1,907,164)	(33,922)	(1,873,242)
USD	79,900	01/15/2025	1.671%	CPI#	Maturity	(4,107,916)	—	(4,107,916)
USD	32,725	01/15/2025	1.637%	CPI#	Maturity	(1,670,312)	—	(1,670,312)
USD	73,215	01/15/2025	1.673%	CPI#	Maturity	(3,876,213)	—	(3,876,213)
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	1,529,737	—	1,529,737

						$(19,494,119)	$(33,922)	$(19,460,197)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	77,820	08/09/2022	3 Month LIBOR	1.486%	Quarterly/Semi-Annual	$1,804,826	$—	$1,804,826
USD	164,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	6,264,401	—	6,264,401
USD	50,090	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	2,450,036	—	2,450,036
USD	13,019	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	509,886	—	509,886
USD	29,251	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	1,230,100	—	1,230,100

						$12,259,249	$—	$12,259,249

32	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	505	$(111,505)	$(50,095)	$(61,410)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,677	(370,281)	(214,616)	(155,665)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,192	(1,146,393)	(507,050)	(639,343)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94	USD	277	(61,162)	(27,731)	(33,431)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,451	(761,693)	(345,909)	(415,784)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	112	(24,729)	(13,900)	(10,829)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,414	(753,811)	(420,908)	(332,903)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	4,500	(993,600)	(426,561)	(567,039)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	647	(142,857)	(82,454)	(60,403)

						$(4,366,031)	$(2,089,224)	$(2,276,807)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	131,082	09/20/2020	2.263%	CPI#	Maturity	$(2,650,205)	$—	$(2,650,205)
Barclays Bank PLC	USD	115,780	10/15/2020	2.208%	CPI#	Maturity	(2,413,866)	—	(2,413,866)
Barclays Bank PLC	USD	67,128	10/15/2020	2.210%	CPI#	Maturity	(1,402,962)	—	(1,402,962)
Citibank, NA	USD	84,230	10/17/2020	2.220%	CPI#	Maturity	(1,799,353)	—	(1,799,353)
JPMorgan Chase Bank, NA	USD	126,182	08/30/2020	2.210%	CPI#	Maturity	(2,201,133)	—	(2,201,133)

							$(10,467,519)	$—	$(10,467,519)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—Diversified Municipal Portfolio	33

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.120%	SIFMA	*	Quarterly	$(2,515,494)	$—	$(2,515,494)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA	*	Quarterly	(2,545,711)	—	(2,545,711)

								$(5,061,205)	$—	$(5,061,205)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $138,937,060 or 2.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2020 and the aggregate market value of this security amounted to $50,000 or 0.00% of net assets.
(d)	Illiquid security.
(e)	Non-income producing security.
(f)	Defaulted matured security.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

OSF—Order of St. Francis

SD—School District

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

34	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.2%

Long-Term Municipal Bonds–98.8%
New York–80.0%
Albany County Airport Authority
Series 2020B 5.00%, 12/15/2021–12/15/2026	$5,085	$5,722,400
AGM Series 2010A 5.00%, 12/15/2021–12/15/2022	6,135	6,182,423
Battery Park City Authority
Series 2013A 5.00%, 11/01/2022	4,325	4,745,520
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group)
Series 2015 5.00%, 07/01/2022–07/01/2023	2,000	2,189,440
Build NYC Resource Corp. (Metropolitan College of New York)
Series 2014 5.00%, 11/01/2023–11/01/2025	3,335	3,341,048
5.25%, 11/01/2029	1,900	1,903,743
City of New York NY
Series 1993E-3 5.00%, 08/01/2023	6,855	7,207,073
Series 2011A 5.00%, 08/01/2026 (Pre-refunded/ETM)	3,960	4,164,455
5.00%, 08/01/2026	10,315	10,840,549
Series 2011D-1 5.00%, 10/01/2024	2,860	3,024,507
Series 2012I 5.00%, 08/01/2022	2,320	2,524,554
Series 2013B 5.00%, 08/01/2020	10,000	10,128,100
Series 2013I 5.00%, 08/01/2020	6,275	6,355,383
Series 20171 5.00%, 08/01/2025	1,130	1,341,988
Series 2017C 5.00%, 08/01/2023	1,075	1,208,128
Series 2018A 5.00%, 08/01/2026	7,690	9,389,490
Series 2019B 5.00%, 10/01/2032	4,205	5,383,241
Series 2019H 5.00%, 01/01/2032	5,615	7,086,130
Principal Amount (000)		U.S. $ Value
County of Albany NY
Series 2020C 5.00%, 11/01/2021–11/01/2023(a)	5,655	6,078,973
County of Monroe NY
Series 2015 5.00%, 06/01/2021–06/01/2022	10,660	11,284,581
BAM Series 2015 5.00%, 06/01/2021–06/01/2022	5,860	6,177,768
County of Nassau NY
Series 2011A 5.00%, 04/01/2021–04/01/2022	5,915	6,139,638
Series 2013A 5.00%, 04/01/2020	2,405	2,405,000
Series 2014A 5.00%, 04/01/2025	10,190	11,655,831
Series 2017C 5.00%, 10/01/2026–10/01/2027	22,095	26,889,275
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group)
Series 2016B 5.00%, 07/01/2032	4,890	5,800,371
Erie County Fiscal Stability Authority
Series 2011C 5.00%, 12/01/2023 (Pre-refunded/ETM)	5,925	6,301,830
Erie County Industrial Development Agency (The) (Buffalo City School District)
Series 2011B 5.00%, 05/01/2022	5,800	6,038,902
Hudson Yards Infrastructure Corp.
Series 2017A 5.00%, 02/15/2031–02/15/2032	22,650	27,619,980
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024(b)	1,250	1,190,675
Long Island Power Authority
Series 2019B 1.65%, 09/01/2049	9,490	9,156,521
Metropolitan Transportation Authority 5.00%, 11/15/2028	4,020	4,473,094
Series 2010D 5.25%, 11/15/2024 (Pre-refunded/ETM)	10,755	11,035,705
Series 2010G 5.00%, 11/15/2021 (Pre-refunded/ETM)	9,305	9,530,646
5.25%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,128,950
5.25%, 11/15/2023 (Pre-refunded/ETM)	20,075	20,592,734

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
5.25%, 11/15/2026 (Pre-refunded/ETM)	$8,805	$9,032,081
Series 2011 5.00%, 11/15/2024 (Pre-refunded/ETM)	925	983,812
Series 2011C 5.00%, 11/15/2024	1,965	2,075,276
Series 2011D 5.00%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,313,750
5.00%, 11/15/2023 (Pre-refunded/ETM)	4,275	4,543,256
5.00%, 11/15/2025 (Pre-refunded/ETM)	2,500	2,656,875
Series 2012F 5.00%, 11/15/2022	3,470	3,646,519
Series 2016D 5.00%, 11/15/2027	1,210	1,373,181
Series 2017B 5.00%, 11/15/2026–11/15/2027	7,460	8,214,753
Series 2017C 5.00%, 11/15/2025–11/15/2031	71,305	80,071,205
Series 2019D 5.00%, 09/01/2022	38,585	40,804,795
Series 2019F 5.00%, 11/15/2022	3,230	3,371,086
Series 2020A 4.00%, 02/01/2022	39,770	40,822,712
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax)
Series 2012A 5.00%, 11/15/2024	14,130	15,362,842
Series 2017A 5.00%, 11/15/2031	2,025	2,437,958
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 4.00%, 01/01/2030	3,000	2,716,530
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group)
Series 2014 5.00%, 07/01/2024	4,550	5,210,569
New York City Housing Development Corp.
Series 2013A 5.00%, 07/01/2025	2,000	2,210,640
New York City Municipal Water Finance Authority 5.00%, 06/15/2038	3,725	4,482,069
Series 2010F 5.00%, 06/15/2025 (Pre-refunded/ETM)	14,930	15,048,544
Principal Amount (000)		U.S. $ Value
5.00%, 06/15/2025	9,800	9,874,774
Series 2011HH 5.00%, 06/15/2026	9,055	9,457,133
Series 2014D 5.00%, 06/15/2022–06/15/2029	14,350	15,705,880
Series 2015F 5.00%, 06/15/2027–06/15/2028	7,830	9,236,961
Series 2015G 5.00%, 06/15/2028	11,465	13,505,655
Series 2017E 5.00%, 06/15/2037	1,795	2,171,842
Series 2018AA 5.00%, 06/15/2024	8,280	9,514,051
Series 2019D 5.00%, 06/15/2024	1,005	1,106,274
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease)
Series 2011S-1A 5.00%, 07/15/2025	4,420	4,631,364
Series 2012S 5.00%, 07/15/2025	7,390	7,989,477
Series 2018S 5.00%, 07/15/2031–07/15/2032	18,065	22,549,214
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2011A 5.00%, 11/01/2020	3,770	3,851,696
Series 2011A-1 5.00%, 11/01/2023	15,315	16,211,387
Series 2011B 5.00%, 11/01/2020–02/01/2024	12,135	12,482,295
Series 2011C 5.00%, 11/01/2020	9,480	9,685,432
Series 2012B 5.00%, 11/01/2023–11/01/2024	10,805	11,812,701
Series 2012D 5.00%, 11/01/2020–11/01/2023	29,575	31,323,860
Series 2012E 5.00%, 02/01/2021–02/01/2026	11,600	12,182,202
Series 2014A 5.00%, 08/01/2027–08/01/2029	6,655	7,609,541
Series 2014C 5.00%, 11/01/2026	6,345	7,234,950
Series 2014D-1 5.00%, 02/01/2028–02/01/2029	9,535	10,759,045
Series 2015C 5.00%, 11/01/2020–11/01/2026	23,000	26,538,210
Series 2016B 5.00%, 08/01/2031	2,150	2,574,625
Series 2017 5.00%, 11/01/2026	4,175	5,100,472
Series 2017F 5.00%, 05/01/2032	1,220	1,478,713

36	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.)
Series 2016A 5.00%, 12/01/2026	$7,175	$8,661,517
New York City Trust for Cultural Resources (Whitney Museum of American Art)
Series 2011 5.00%, 07/01/2021	4,745	4,880,090
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	20,000	19,176,800
2.625%, 09/15/2069	21,670	20,656,711
2.80%, 09/15/2069	6,470	6,167,398
New York State Dormitory Authority 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	45,502
Series 2011A 5.00%, 07/01/2024 (Pre-refunded/ETM)	3,125	3,280,313
Series 2012D 5.00%, 02/15/2022 (Pre-refunded/ETM)	1,290	1,378,842
5.00%, 02/15/2023 (Pre-refunded/ETM)	865	924,573
5.00%, 02/15/2024 (Pre-refunded/ETM)	815	871,129
5.00%, 02/15/2025 (Pre-refunded/ETM)	880	940,606
New York State Dormitory Authority (Cornell University) 5.00%, 07/01/2036	1,020	1,426,694
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai)
Series 2015A 5.00%, 07/01/2022–07/01/2026	6,415	7,310,136
New York State Dormitory Authority (New York State Sales Tax)
Series 2015A 5.00%, 03/15/2023	2,215	2,449,768
New York State Dormitory Authority (New York University)
Series 2015A 5.00%, 07/01/2023	2,040	2,294,164
Series 2019A 5.00%, 07/01/2032	2,975	3,799,402
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group)
Series 2017 5.00%, 12/01/2023–12/01/2026(c)	4,600	5,265,260
Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Rochester Institute of Technology)
Series 2020A 5.00%, 07/01/2021–07/01/2026(a)	3,110	3,488,246
New York State Dormitory Authority (St. John’s University)
Series 2015A 5.00%, 07/01/2024	1,130	1,299,590
New York State Dormitory Authority (State of New York Pers Income Tax) 5.00%, 02/15/2029	11,385	12,949,299
Series 2012 5.00%, 12/15/2021	5,905	6,277,842
Series 2012B 5.00%, 03/15/2022	3,905	4,185,028
Series 2012D 5.00%, 02/15/2022–02/15/2025	18,285	19,556,294
Series 2014A 5.00%, 02/15/2028	2,400	2,731,704
Series 2014C 5.00%, 03/15/2028–03/15/2029	14,485	16,527,559
Series 2015B 5.00%, 02/15/2023	1,160	1,281,382
Series 2015E 5.00%, 03/15/2021–03/15/2023	5,380	5,886,481
Series 2016D 5.00%, 02/15/2021	5,970	6,163,428
Series 2020D 5.00%, 02/15/2034	9,425	12,129,127
AMBAC Series 2005B 5.50%, 03/15/2023	5,000	5,609,850
New York State Dormitory Authority (State of New York Sales Tax Revenue)
Series 2018E 5.00%, 03/15/2029–03/15/2031	8,300	10,582,575
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority)
Series 2019B 5.00%, 06/15/2027–06/15/2030	1,445	1,855,211
New York State Environmental Facilities Corp. (State of New York SRF)
Series 2015D 5.00%, 03/15/2022–09/15/2022	9,320	10,153,128
New York State Thruway Authority
AGM Series 2012I 5.00%, 01/01/2025 (Pre-refunded/ETM)	5,155	5,510,231
New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2012A 5.00%, 04/01/2021–04/01/2025	26,175	27,887,019

Schedule of Investments—New York Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value
AMBAC Series 2005B 5.50%, 04/01/2020	$9,215	$9,215,000
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road)
Series 2014 5.00%, 01/01/2026–01/01/2028	4,345	5,068,252
Series 2014J 5.00%, 01/01/2026–01/01/2027	33,900	38,472,951
New York State Thruway Authority (State of New York Pers Income Tax)
Series 2010A 5.00%, 03/15/2025	5,425	5,519,992
New York State Urban Development Corp. (State of New York Pers Income Tax)
Series 2016A 5.00%, 03/15/2022–03/15/2028	6,020	7,102,443
New York Transportation Development Corp. (American Airlines, Inc.)
Series 2016 5.00%, 08/01/2021–08/01/2031	29,035	28,872,459
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	2,355	2,328,059
Series 2018 5.00%, 01/01/2027–01/01/2036	30,980	30,758,030
New York Transportation Development Corp. (Laguardia Gateway Partners LLC)
Series 2016A 5.25%, 01/01/2050	2,535	2,606,867
New York Transportation Development Corp. (Terminal One Group Association LP)
Series 2015 5.00%, 01/01/2021	3,690	3,717,749
Niagara Area Development Corp. (Covanta Holding Corp.)
Series 2018B 3.50%, 11/01/2024(c)	3,400	3,278,314
Niagara Falls City School District
Series 2016 5.00%, 06/15/2022–06/15/2025	11,580	13,016,480
Port Authority of New York & New Jersey 5.00%, 11/01/2032–11/01/2035	6,045	7,667,392
Series 2011 5.00%, 09/15/2024	2,000	2,064,600
Series 2011O 5.00%, 10/15/2021	5,215	5,510,795
Principal Amount (000)		U.S. $ Value
Series 2013-178 5.00%, 12/01/2023	10,480	11,718,841
Series 2014 5.00%, 09/01/2023–09/01/2027	12,470	13,942,960
Series 2014-1 5.00%, 10/15/2023	3,455	3,849,872
Series 2014-186 5.00%, 10/15/2021–10/15/2022	12,575	13,426,504
Series 2015E 5.00%, 10/15/2022–10/15/2026	16,390	18,502,419
Series 2017 5.00%, 10/15/2028	6,925	8,403,141
Series 20182 5.00%, 09/15/2025–09/15/2027	12,350	15,001,203
Sales Tax Asset Receivable Corp.
Series 2014A 5.00%, 10/15/2025–10/15/2026	13,140	15,204,233
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) 5.00%, 12/01/2029–12/01/2034(a)	1,500	1,535,720
Syracuse Industrial Development Agency (Carousel Center Co. LP) 5.00%, 01/01/2030	1,000	1,003,870
Series 2016A 5.00%, 01/01/2033	3,890	3,864,287
Town of Oyster Bay NY
Series 2018 5.00%, 02/15/2022–02/15/2023	11,660	12,435,081
Triborough Bridge & Tunnel Authority
Series 2011A 5.00%, 01/01/2027 (Pre-refunded/ETM)	7,000	7,482,370
Series 2012B 5.00%, 11/15/2021–11/15/2023	25,760	27,912,341
Series 2013A 5.00%, 11/15/2028	5,000	5,551,900
Series 2013B 5.00%, 11/15/2022	7,525	8,279,457
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031–09/01/2033(a)	8,385	10,745,530
Series 2010B 5.00%, 09/01/2021	1,000	1,015,750
TSASC, Inc./NY
Series 2017A 5.00%, 06/01/2020–06/01/2023	3,000	3,123,830
Utility Debt Securitization Authority
Series 2013T 5.00%, 06/15/2026–12/15/2029	34,825	39,515,471

		1,416,521,915

38	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Alabama–1.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The))
Series 2018A 4.00%, 12/01/2048	$5,935	$6,104,800
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The))
Series 2018A 4.00%, 04/01/2049	10,000	10,308,300
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.)
Series 2019A 4.50%, 05/01/2032(c)	2,630	2,500,262

		18,913,362

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(c)	1,055	1,214,938

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.)
Series 2017B 4.00%, 10/01/2023(c)	2,400	2,326,848

California–0.2%
Golden State Tobacco Securitization Corp.
Series 2018A 3.50%, 06/01/2036	3,205	3,138,528

Colorado–1.1%
City & County of Denver CO (United Airlines, Inc.)
Series 2017 5.00%, 10/01/2032	2,425	2,391,778
Colorado Health Facilities Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2031–08/01/2034	15,295	17,404,883
Vauxmont Metropolitan District
AGM 5.00%, 12/01/2050(a)	160	186,950

		19,983,611

Connecticut–1.5%
State of Connecticut
Series 2018B 5.00%, 04/15/2025	14,565	16,821,118
Series 2018C 5.00%, 06/15/2027	4,690	5,665,051
Series 2018F 5.00%, 09/15/2027	4,025	4,886,109

		27,372,278

Principal Amount (000)		U.S. $ Value
District of Columbia–0.1%
Metropolitan Washington Airports Authority
Series 2010B 5.00%, 10/01/2021	1,500	1,527,195

Florida–0.3%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2027–12/15/2029(c)	545	564,712
County of Osceola FL Transportation Revenue
Series 2020A
Zero Coupon, 10/01/2030–10/01/2034	410	290,539
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2026	3,000	3,641,070
Overoaks Community Development District
Series 2010A-1 6.125%, 05/01/2035	55	55,568
Series 2010A-2 6.125%, 05/01/2035	160	161,843
Volusia County School Board (Volusia County School Board COP)
Series 2014B 5.00%, 08/01/2026	1,000	1,143,780

		5,857,512

Georgia–0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2031–01/01/2035	2,655	3,023,028

Guam–1.2%
Guam Department of Education (Guam Department of Education COP)
Series 2010A 6.00%, 12/01/2020	540	545,216
Guam Government Waterworks Authority
Series 2017 5.00%, 07/01/2028–07/01/2031	4,250	4,387,623
Guam Power Authority
Series 2017A 5.00%, 10/01/2025–10/01/2027	5,435	5,669,605
Territory of Guam 5.00%, 11/15/2031	310	311,184
Territory of Guam (Guam Section 30 Income Tax)
Series 2016A 5.00%, 12/01/2029–12/01/2032	2,545	2,558,566

Schedule of Investments—New York Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value
Territory of Guam (Territory of Guam Business Privilege Tax)
Series 2015D 5.00%, 11/15/2023–11/15/2031	$7,150	$7,241,213

		20,713,407

Illinois–3.7%
Chicago Board of Education
Series 2017C 5.00%, 12/01/2023	8,160	8,310,878
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	1,580	1,728,998
Metropolitan Pier & Exposition Authority
Series 2012B 5.00%, 12/15/2028	5,090	5,126,546
Series 2017B 5.00%, 12/15/2028	2,000	2,044,760
State of Illinois
Series 2012 5.00%, 03/01/2021–08/01/2025	13,135	13,469,920
Series 2013 5.50%, 07/01/2025	7,435	7,799,092
Series 2014 5.00%, 05/01/2024	2,540	2,654,376
Series 2016 5.00%, 02/01/2024	4,200	4,378,920
Series 2017A 5.00%, 12/01/2024	2,060	2,163,597
Series 2017D 5.00%, 11/01/2023–11/01/2024	13,005	13,554,432
Series 2018A 5.00%, 10/01/2024	2,910	3,052,183
Series 2018B
5.00%, 05/01/2024	1,405	1,468,267
Town of Cortland IL (Town of Cortland IL Spl Tax)
Series 2006 5.50%, 03/01/2017(d)(e)(f)	1,307	196,050

		65,948,019

Indiana–0.3%
Indiana Bond Bank
Series 2007A 5.25%, 10/15/2021	5,885	6,161,301

Iowa–0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	3,520	3,300,352

Kentucky–0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2031	1,210	1,438,309
Principal Amount (000)		U.S. $ Value
Kentucky Economic Development Finance Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2033–08/01/2035	3,190	3,572,348

		5,010,657

Michigan–1.3%
City of Detroit MI 5.00%, 04/01/2029–04/01/2032	1,255	1,295,927
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue)
Series 2012A 5.00%, 07/01/2022	3,055	3,293,840
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project)
Series 2018 5.00%, 12/31/2029–06/30/2032	14,290	17,809,773

		22,399,540

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2025–03/01/2027	395	436,734

Nebraska–0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The))
Series 2018 5.00%, 03/01/2050	12,000	12,767,880

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax)
Series 2019A
2.50%, 06/15/2024(c)	835	806,418
2.75%, 06/15/2028(c)	715	664,893

		1,471,311

New Jersey–2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease)
Series 2013 5.00%, 03/01/2028	1,445	1,503,551
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 06/15/2024–06/15/2027	10,000	11,026,900
Series 2018A 5.00%, 06/15/2028	11,630	12,932,909

40	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2011A 5.00%, 06/15/2021	$2,195	$2,255,319
Series 2012A 5.00%, 06/15/2022	1,000	1,040,130
Series 2018A 5.00%, 12/15/2030	3,350	3,659,473
Series 2019B 5.00%, 06/15/2030–06/15/2034	6,760	7,273,610
AMBAC Series 2005B 5.25%, 12/15/2023	4,700	5,026,697

		44,718,589

Ohio–0.2%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC)
Series 2009D 4.25%, 08/01/2029	1,305	1,314,605
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC)
Series 2016B 4.375%, 06/01/2033	1,650	1,671,895

		2,986,500

Oklahoma–0.0%
Comanche County Memorial Hospital 5.00%, 07/01/2022	250	263,338

Pennsylvania–0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group)
Series 2017 5.00%, 07/01/2023–07/01/2024	3,775	4,142,545
Philadelphia Parking Authority (The)
Series 2009
5.25%, 09/01/2023	2,435	2,474,325

		6,616,870

Puerto Rico–0.5%
Puerto Rico Electric Power Authority
AGM Series 2007V 5.25%, 07/01/2031	1,390	1,478,751
NATL Series 2007V 5.25%, 07/01/2029	255	261,140
Puerto Rico Highway & Transportation Authority
AGC Series 2007N 5.25%, 07/01/2034–07/01/2036	3,095	3,269,590
Principal Amount (000)		U.S. $ Value
AGM Series 2007C 5.50%, 07/01/2031	1,370	1,487,409
NATL Series 2005L 5.25%, 07/01/2035	135	135,363
NATL Series 2007N 5.25%, 07/01/2032	275	279,395
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018A
Zero Coupon, 07/01/2024	2,035	1,742,469

		8,654,117

Tennessee–1.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2031–08/01/2034	3,500	3,990,985
Tennergy Corp./TN (Royal Bank of Canada)
Series 2019A 5.00%, 02/01/2050	4,615	4,986,692
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The))
Series 2006A 5.25%, 09/01/2021	17,375	17,915,884

		26,893,561

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.)
Series 2018 5.00%, 07/15/2028	1,750	1,738,153
Mission Economic Development Corp. (Natgasoline LLC)
Series 2018 4.625%, 10/01/2031(c)	4,540	4,633,206

		6,371,359

Washington–0.5%
Washington Health Care Facilities Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2032–08/01/2034	7,280	8,214,372

Wisconsin–0.3%
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(c)	4,510	5,063,982

Total Long-Term Municipal Bonds (cost $1,726,061,848)		1,747,871,104

Schedule of Investments—New York Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–0.4%
Texas–0.4%
State of Texas 4.00%, 08/27/2020 (cost $6,257,276)	$6,190	$6,259,823

Total Municipal Obligations (cost $1,732,319,124)		1,754,130,927

GOVERNMENTS-TREASURIES–1.4%
United States–1.4%
U.S. Treasury Notes 2.50%, 05/31/2020(g)	3,600	3,611,813
2.625%, 02/15/2029(g)	18,477	21,557,462

Total Governments–Treasuries (cost $23,262,473)		25,169,275

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(h) (cost $427,392)	461	427,301

Total Investments—100.6% (cost $1,756,008,989)		1,779,727,503

Other assets less liabilities—(0.6)%		(10,388,344)

Net Assets—100.0%		$1,769,339,159

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 7,936	01/15/2025	1.637%	CPI#	Maturity	$(405,060)	$—	$(405,060)
USD 17,754	01/15/2025	1.673%	CPI#	Maturity	(939,948)	—	(939,948)
USD 23,260	01/15/2028	0.735%	CPI#	Maturity	407,860	—	407,860
USD 56,620	06/17/2024	1.760%	CPI#	Maturity	(2,988,524)	—	(2,988,524)
USD 16,890	08/09/2024	1.690%	CPI#	Maturity	(853,750)	—	(853,750)
USD 28,010	01/15/2025	1.671%	CPI#	Maturity	(1,440,084)	—	(1,440,084)

					$(6,219,506)	$—	$(6,219,506)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	94,790	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$2,142,496	$—	$2,142,496
USD	35,380	08/09/2022	3 Month LIBOR	1.486%	Quarterly/Semi-Annual	820,544	—	820,544
USD	17,560	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	858,907	—	858,907
USD	3,157	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	123,643	—	123,643
USD	7,093	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	298,284	—	298,284
USD	10,250	04/16/2034	3 Month LIBOR	2.673%	Quarterly/Semi-Annual	2,672,511	—	2,672,511

						$6,916,385	$—	$6,916,385

42	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	169	$(37,315)	$(16,764)	$(20,551)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	560	(123,648)	(71,667)	(51,981)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,734	(382,867)	(169,342)	(213,525)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	93	(20,534)	(9,310)	(11,224)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,151	(254,045)	(115,370)	(138,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,142	(252,154)	(140,796)	(111,358)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	37	(8,169)	(4,592)	(3,577)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,503	(331,862)	(142,471)	(189,391)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	216	(47,693)	(27,527)	(20,166)

						$(1,458,287)	$(697,839)	$(760,448)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,832	09/20/2020	2.263%	CPI	#	Maturity	$(37,039)	$—	$(37,039)
Barclays Bank PLC	USD	31,666	10/15/2020	2.208%	CPI	#	Maturity	(660,196)	—	(660,196)
Barclays Bank PLC	USD	938	10/15/2020	2.210%	CPI	#	Maturity	(19,604)	—	(19,604)
Citibank, NA	USD	23,030	10/17/2020	2.220%	CPI	#	Maturity	(491,976)	—	(491,976)
JPMorgan Chase Bank, NA	USD	51,457	08/30/2020	2.210%	CPI	#	Maturity	(897,622)	—	(897,622)

								$(2,106,437)	$—	$(2,106,437)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—New York Municipal Portfolio	43

INTEREST RATE SWAP (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.120%	SIFMA	*	Quarterly/Quarterly	$(747,255)	$—	$(747,255)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly/Quarterly	(756,231)	—	(756,231)

								$(1,503,486)	$—	$(1,503,486)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024	01/01/2024	$1,251,235	$1,190,675	0.07%

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $26,318,833 or 1.5% of net assets.
(d)	Illiquid security.
(e)	Non-income producing security.
(f)	Defaulted matured security.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.3%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

44	Sanford C. Bernstein Fund, Inc.—2020 Semi-Annual Report

SCB–MU–1945–0320

MAR    03.31.20

SEMI-ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BLENDED STYLE FUNDS | 1

SEMI-ANNUAL REPORT

May 20, 2020

This report provides management’s discussion of fund performance for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios for the annual reporting period ended March 31, 2020.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The investment objective of the International and Tax-Managed International Portfolios is to provide long-term capital growth. The investment objective of the Emerging Markets Portfolio is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

NAV RETURNS AS OF MARCH 31, 2020 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL PORTFOLIO[1]

Class A Shares	-18.19%	-16.68%

Class C Shares	-18.53%	-17.34%

Class Z Shares	-18.07%	-16.49%

MSCI EAFE Index (net)	-16.52%	-14.38%

	6 Months	12 Months

AB TAX-MANAGED INTERNATIONAL PORTFOLIO[1]

Class A Shares	-18.27%	-16.75%

Class C Shares	-18.56%	-17.37%

Class Z Shares	-18.17%	-16.55%

MSCI EAFE Index (net)	-16.52%	-14.38%

	6 Months	12 Months

AB EMERGING MARKETS PORTFOLIO[1]

Class Z Shares	-16.76%	-19.47%

MSCI EM Index (net)	-14.55%	-17.69%

1

Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for the six- and 12-month periods ended March 31, 2020, for International Portfolio, by 0.06% and 0.06%, respectively; for Tax-Managed International Portfolio, by 0.06% and 0.07%, respectively; for Emerging Markets Portfolio, by 0.32% and 0.32%, respectively;

2 | AB BLENDED STYLE FUNDS	abfunds.com

INVESTMENT RESULTS

The preceding tables show the Portfolios’ performance compared to their benchmarks, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for International and Tax-Managed International Portfolios, and the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net) for Emerging Markets Portfolio, for the six- and 12-month periods ended March 31, 2020.

All share classes of the International and Tax-Managed International Portfolios underperformed their benchmark for both periods, before sales charges. Stock selection detracted, relative to the benchmark, as losses from exposure to more cyclically sensitive areas such as airlines and aerospace were more severe than the protection offered in the overweight to technology and better stock selection in communication services. Currency selection was a modest detractor.

The Emerging Markets Portfolio underperformed its benchmark for both periods, before sales charges. Weak security selection from an overweight to Indian financials and underweights to Chinese internet and e-commerce detracted, relative to the benchmark. This offset contributions from stock selection in more defensive segments like staples and cloud data center operators. Country selection was a modest negative as overweights to Vietnam and Brazil detracted.

The International and Tax-Managed International Portfolios utilized derivatives in the form of futures for investment purposes, which had an immaterial impact on absolute returns for both periods, while currency forwards for investment purposes had an immaterial impact for the six-month period and detracted for the 12-month period.

The Emerging Markets Portfolio utilized derivatives for hedging purposes in the form of futures, which had no material impact on absolute returns for the six-month period and detracted for the 12-month period, while currency forwards added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities fell sharply at the conclusion of the reporting period ended March 31, 2020, as the novel coronavirus quickly evolved into a global pandemic. In an effort to slow the rate of infection, many countries shut down all but the most essential activities, and investors struggled to assess the scale and duration of the resulting economic damage, including the possibility of a deep global recession. This marked a sharp turnaround from earlier in the period, as markets recovered from bouts of volatility in August to set record levels in February, as the ongoing trade dispute between the US and China came to a phase-one deal and central banks around the world provided supportive

abfunds.com	AB BLENDED STYLE FUNDS | 3

monetary policy. But early efforts to contain the virus proved ineffective, and manufacturing production and worldwide supply chains suffered, causing markets to retract dramatically. During March, growing fear around liquidity and the availability of credit caused an unusually swift and deep fall in global equity markets. Central banks and governments stepped in, culminating in an unprecedented $2 trillion economic stimulus package in the US. In the last week of the period, markets rallied in response.

Energy was the worst-performing sector, as demand weakness was compounded by a price war between Russia and Saudi Arabia. Sectors with higher leverage, like real estate, and sectors with more cyclical exposures, like financials and consumer discretionary, also underperformed. Defensive sectors such as utilities, health care and consumer staples held up the best but still declined. Value significantly underperformed growth in this environment as cheaper companies were seen as more vulnerable because of their higher leverage and more cyclical businesses.

INVESTMENT POLICIES

INTERNATIONAL AND TAX-MANAGED INTERNATIONAL PORTFOLIOS

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

4 | AB BLENDED STYLE FUNDS	abfunds.com

(continued on next page)

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

EMERGING MARKETS PORTFOLIO

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large-, mid- or small-capitalization companies.

The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

(continued on next page)

abfunds.com	AB BLENDED STYLE FUNDS | 5

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-market countries. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on cur rencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

6 | AB BLENDED STYLE FUNDS	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value

abfunds.com	AB BLENDED STYLE FUNDS | 7

DISCLOSURES AND RISKS (continued)

of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23,

8 | AB BLENDED STYLE FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when

abfunds.com	AB BLENDED STYLE FUNDS | 9

DISCLOSURES AND RISKS (continued)

the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of their assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market

10 | AB BLENDED STYLE FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB BLENDED STYLE FUNDS | 11

HISTORICAL PERFORMANCE

INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.68%	-20.24%

5 Years	-1.44%	-2.29%

10 Years	0.19%	-0.24%

CLASS C SHARES

1 Year	-17.34%	-18.16%

5 Years	-2.19%	-2.19%

10 Years	-0.54%	-0.54%

CLASS Z SHARES[1]

1 Year	-16.49%	-16.49%

Since Inception[2]	0.79%	0.79%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-20.24%

5 Years	-2.29%

10 Years	-0.24%

CLASS C SHARES

1 Year	-18.16%

5 Years	-2.19%

10 Years	-0.54%

CLASS Z SHARES

1 Year	-16.49%

Since Inception[2]	0.79%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.27%, 2.07% and 0.83% for Class A, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 1/15/2016.

12 | AB BLENDED STYLE FUNDS	abfunds.com

HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.75%	-20.30%

5 Years	-1.49%	-2.35%

10 Years	0.13%	-0.30%

CLASS C SHARES

1 Year	-17.37%	-18.19%

5 Years	-2.23%	-2.23%

10 Years	-0.60%	-0.60%

CLASS Z SHARES[1]

1 Year	-16.55%	-16.55%

Since Inception[2]	0.72%	0.72%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-20.30%

5 Years	-2.35%

10 Years	-0.30%

CLASS C SHARES

1 Year	-18.19%

5 Years	-2.23%

10 Years	-0.60%

CLASS Z SHARES

1 Year	-16.55%

Since Inception[2]	0.72%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.21%, 1.97% and 0.78% for Class A, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 1/15/2016.

abfunds.com	AB BLENDED STYLE FUNDS | 13

HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-20.41%

5 Years	-2.54%

10 Years	-0.46%

CLASS C SHARES

1 Year	-18.14%

5 Years	-2.21%

10 Years	-0.56%

CLASS Z SHARES

1 Year	-16.72%

Since Inception[1]	0.48%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-11.60%

5 Years	-1.56%

10 Years	0.00%

CLASS C SHARES

1 Year	-10.51%

5 Years	-1.50%

10 Years	-0.26%

CLASS Z SHARES

1 Year	-9.29%

Since Inception[1]	0.80%

1	Inception date: 1/15/2016.

14 | AB BLENDED STYLE FUNDS	abfunds.com

HISTORICAL PERFORMANCE

EMERGING MARKETS PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS Z SHARES[1]

1 Year	-19.47%	-19.47%

Since Inception[2]	4.50%	4.50%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS Z SHARES

1 Year	-19.47%

Since Inception[2]	4.50%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.04% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 1/15/2016.

abfunds.com	AB BLENDED STYLE FUNDS | 15

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 | AB BLENDED STYLE FUNDS	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

International Portfolio

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$818.10	$4.73	1.04%
Hypothetical**	$1,000	$1,019.80	$5.25	1.04%
Class C
Actual	$1,000	$814.70	$8.12	1.79%
Hypothetical**	$1,000	$1,016.05	$9.02	1.79%
Class Z
Actual	$1,000	$819.30	$3.68	0.81%
Hypothetical**	$1,000	$1,020.95	$4.09	0.81%

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$817.30	$4.54	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%
Class C
Actual	$1,000	$814.40	$7.94	1.75%
Hypothetical**	$1,000	$1,016.25	$8.82	1.75%
Class Z
Actual	$1,000	$818.30	$3.50	0.77%
Hypothetical**	$1,000	$1,021.15	$3.89	0.77%

Emerging Markets Portfolio

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class Z
Actual	$1,000	$832.40	$4.76	1.04%
Hypothetical**	$1,000	$1,019.80	$5.25	1.04%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BLENDED STYLE FUNDS | 17

PORTFOLIO SUMMARY

INTERNATIONAL PORTFOLIO

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,070.2

1

All data are as of March 31, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 2.4% in MSCI EM Index countries, 12.2% in MSCI EAFE Index countries and 2.1% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

18 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO SUMMARY

TAX-MANAGED INTERNATIONAL PORTFOLIO

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,539.4

1

All data are as of March 31, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 2.5% in MSCI EM Index countries, 12.1% in MSCI EAFE Index countries and 2.1% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

abfunds.com	AB BLENDED STYLE FUNDS | 19

PORTFOLIO SUMMARY

EMERGING MARKETS PORTFOLIO

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,027.0

1

All data are as of March 31, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 6.2% in MSCI EM Index countries, 1.0% in MSCI EAFE Index countries and 0.9% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

20 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

INTERNATIONAL PORTFOLIO

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.5%
Information Technology – 16.4%
Electronic Equipment, Instruments & Components – 2.3%
Flex Ltd.(a)	229,300	$1,920,388
Halma PLC	222,590	5,227,762
Keyence Corp.	29,500	9,484,616
Murata Manufacturing Co., Ltd.	88,200	4,384,838
Zhen Ding Technology Holding Ltd.	1,128,000	3,447,264

		24,464,868

IT Services – 2.9%
Adyen NV(a)(b)	5,180	4,402,452
Amadeus IT Group SA – Class A	79,230	3,729,264
Atos SE	111,210	7,409,388
Capgemini SE	75,460	6,305,609
GMO Payment Gateway, Inc.	58,000	4,064,952
Otsuka Corp.	72,100	3,073,659
Pagseguro Digital Ltd.(a)	124,420	2,405,039

		31,390,363

Semiconductors & Semiconductor Equipment – 4.9%
ASML Holding NV	37,828	9,972,011
Infineon Technologies AG	260,840	3,765,420
NXP Semiconductors NV	107,900	8,948,147
Realtek Semiconductor Corp.	551,000	3,955,570
SCREEN Holdings Co., Ltd.	170,900	6,254,560
SK Hynix, Inc.	122,480	8,280,139
STMicroelectronics NV	246,770	5,304,712
Taiwan Semiconductor Manufacturing Co., Ltd.	682,000	6,139,576

		52,620,135

Software – 5.0%
Avast PLC(b)	2,091,451	10,111,525
AVEVA Group PLC	54,890	2,364,923
Check Point Software Technologies Ltd.(a)	41,630	4,185,480
Constellation Software, Inc./Canada	7,160	6,507,343
Dassault Systemes SE	36,220	5,287,795
Nice Ltd.(a)	26,813	3,877,040
Open Text Corp.	138,590	4,846,169
Oracle Corp. Japan	70,700	6,166,657
SAP SE	53,431	5,965,460
Temenos AG(a)	30,611	3,990,131

		53,302,523

abfunds.com	AB BLENDED STYLE FUNDS | 21

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 1.3%
Samsung Electronics Co., Ltd.	344,100	$13,379,119

		175,157,008

Financials – 14.3%
Banks – 5.9%
Banco Comercial Portugues SA	26,694,090	3,000,116
Bank Hapoalim BM	770,990	4,619,670
Bank Leumi Le-Israel BM	1,613,390	8,896,170
Bank of Ireland Group PLC	1,676,448	3,125,012
DBS Group Holdings Ltd.	279,200	3,643,043
Erste Group Bank AG	446,250	8,169,811
Hang Seng Bank Ltd.	160,200	2,729,370
HDFC Bank Ltd.	347,635	3,943,539
KBC Group NV	198,100	8,988,818
Mediobanca Banca di Credito Finanziario SpA	858,470	4,681,392
Oversea-Chinese Banking Corp., Ltd.	447,921	2,713,922
Royal Bank of Canada	54,640	3,384,473
Svenska Handelsbanken AB – Class A SHS(a)	657,970	5,426,346

		63,321,682

Capital Markets – 3.5%
Credit Suisse Group AG(a)	763,053	6,158,866
Euronext NV(b)	41,567	3,060,710
London Stock Exchange Group PLC	85,470	7,645,788
Partners Group Holding AG	21,426	14,669,650
Singapore Exchange Ltd.	622,800	4,011,111
St. James’s Place PLC	175,710	1,640,767

		37,186,892

Consumer Finance – 0.0%
Isracard Ltd.	38,117	102,302

Diversified Financial Services – 0.4%
ORIX Corp.	367,900	4,389,290

Insurance – 4.5%
Admiral Group PLC	163,210	4,494,823
AIA Group Ltd.	997,200	8,929,560
Allianz SE	58,610	9,981,131
Prudential PLC	384,854	4,822,159
Sampo Oyj – Class A	112,430	3,243,471
Suncorp Group Ltd.	1,284,460	7,132,943
Swiss Re AG	85,410	6,576,477
Zurich Insurance Group AG	10,050	3,530,631

		48,711,195

		153,711,361

22 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Consumer Staples – 13.3%
Beverages – 1.6%
Budweiser Brewing Co. APAC Ltd.(a)(b)	726,000	$1,867,074
Coca-Cola Bottlers Japan Holdings, Inc.	196,500	4,032,863
Coca-Cola European Partners PLC	242,740	9,110,032
Treasury Wine Estates Ltd.	359,603	2,232,619

		17,242,588

Food & Staples Retailing – 2.0%
Koninklijke Ahold Delhaize NV	641,480	14,944,267
Tesco PLC	2,268,060	6,405,062

		21,349,329

Food Products – 5.6%
Calbee, Inc.	101,100	2,728,372
Danone SA	92,050	5,891,032
Kerry Group PLC – Class A	48,640	5,643,457
Morinaga & Co., Ltd./Japan	146,600	6,001,302
Nestle SA	145,544	14,899,017
Nichirei Corp.	206,000	5,800,518
Salmar ASA	283,970	9,394,847
WH Group Ltd.(b)	9,989,500	9,220,389

		59,578,934

Household Products – 1.2%
Essity AB – Class B	158,940	4,868,899
Reckitt Benckiser Group PLC	51,590	3,929,898
Unicharm Corp.	102,900	3,851,942

		12,650,739

Personal Products – 0.8%
Kose Corp.	24,200	2,994,546
Unilever PLC	120,840	6,093,984

		9,088,530

Tobacco – 2.1%
British American Tobacco PLC	370,567	12,623,463
Philip Morris International, Inc.	69,700	5,085,312
Swedish Match AB	80,510	4,558,448

		22,267,223

		142,177,343

Industrials – 11.8%
Aerospace & Defense – 2.4%
Airbus SE	121,307	7,822,098
BAE Systems PLC	1,515,550	9,737,440
MTU Aero Engines AG	38,010	5,496,121
Saab AB – Class B	112,708	2,141,410

		25,197,069

abfunds.com	AB BLENDED STYLE FUNDS | 23

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Air Freight & Logistics – 1.0%
Kuehne & Nagel International AG	19,060	$2,596,365
SG Holdings Co., Ltd.	351,700	8,376,950

		10,973,315

Airlines – 0.3%
Wizz Air Holdings PLC(a)(b)	104,150	2,931,450

Building Products – 0.7%
Assa Abloy AB – Class B	129,093	2,409,998
Kingspan Group PLC	100,970	5,444,756

		7,854,754

Commercial Services & Supplies – 0.3%
Secom Co., Ltd.	42,500	3,515,098

Electrical Equipment – 1.4%
Nidec Corp.	61,600	3,174,525
Schneider Electric SE	72,920	6,163,406
Vestas Wind Systems A/S	63,770	5,188,685

		14,526,616

Machinery – 1.6%
Alstom SA	111,921	4,621,454
KION Group AG	55,759	2,399,749
SMC Corp./Japan	13,100	5,492,091
Weichai Power Co., Ltd. – Class H	1,235,000	1,967,222
Xylem, Inc./NY	46,560	3,032,453

		17,512,969

Professional Services – 3.3%
Experian PLC	132,620	3,685,686
Intertek Group PLC	29,520	1,724,708
Intertrust NV(b)	97,336	1,225,227
Meitec Corp.	71,900	2,851,314
Recruit Holdings Co., Ltd.	310,900	8,030,942
RELX PLC (London)	387,290	8,265,708
UT Group Co., Ltd.(a)	210,200	2,137,331
Wolters Kluwer NV	96,430	6,825,709

		34,746,625

Trading Companies & Distributors – 0.8%
AerCap Holdings NV(a)	260,910	5,946,139
Ashtead Group PLC	141,529	3,059,002

		9,005,141

		126,263,037

24 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Health Care – 11.1%
Biotechnology – 0.6%
Abcam PLC	180,650	$2,564,725
Genmab A/S(a)	18,328	3,681,519

		6,246,244

Health Care Equipment & Supplies – 0.7%
Koninklijke Philips NV	178,190	7,316,011

Health Care Providers & Services – 0.7%
Apollo Hospitals Enterprise Ltd.	279,725	4,195,402
Galenica AG(b)	45,623	3,112,977
NMC Health PLC(c)(d)(e)	153,099	199,406

		7,507,785

Life Sciences Tools & Services – 2.6%
Bio-Rad Laboratories, Inc. – Class A(a)	9,200	3,225,152
Eurofins Scientific SE	7,698	3,756,622
Gerresheimer AG	98,290	6,198,005
ICON PLC(a)	22,300	3,032,800
Lonza Group AG	12,380	5,092,188
Tecan Group AG	20,560	6,157,813

		27,462,580

Pharmaceuticals – 6.5%
Astellas Pharma, Inc.	342,200	5,272,398
GlaxoSmithKline PLC	786,850	14,764,581
Novo Nordisk A/S – Class B	281,500	16,810,065
Roche Holding AG	95,043	30,579,311
Sanofi	30,550	2,644,860

		70,071,215

		118,603,835

Consumer Discretionary – 8.7%
Auto Components – 1.4%
Aptiv PLC	77,410	3,811,668
Faurecia SE	224,170	6,564,057
NGK Spark Plug Co., Ltd.	358,200	5,021,019

		15,396,744

Automobiles – 1.2%
Peugeot SA	599,368	7,803,335
Subaru Corp.	281,200	5,375,160

		13,178,495

Hotels, Restaurants & Leisure – 2.1%
Aristocrat Leisure Ltd.	290,430	3,763,285
Compass Group PLC	383,469	5,974,486
GVC Holdings PLC	1,041,170	7,211,902

abfunds.com	AB BLENDED STYLE FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Sushiro Global Holdings Ltd.	187,600	$2,750,194
Yum China Holdings, Inc.	58,100	2,476,803

		22,176,670

Internet & Direct Marketing Retail – 1.2%
Alibaba Group Holding Ltd.(a)	221,500	5,367,169
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	21,945	4,267,864
Moneysupermarket.com Group PLC	723,250	2,687,646

		12,322,679

Leisure Products – 0.4%
Bandai Namco Holdings, Inc.	78,900	3,826,904

Multiline Retail – 0.3%
B&M European Value Retail SA	1,007,587	3,421,983

Specialty Retail – 0.2%
Hikari Tsushin, Inc.	11,900	1,991,261

Textiles, Apparel & Luxury Goods – 1.9%
adidas AG	16,280	3,614,604
LVMH Moet Hennessy Louis Vuitton SE	8,568	3,142,323
NIKE, Inc. – Class B	37,260	3,082,893
Pandora A/S	131,280	4,218,174
Puma SE	41,960	2,465,362
Shenzhou International Group Holdings Ltd.	379,000	3,975,733

		20,499,089

		92,813,825

Communication Services – 6.0%
Diversified Telecommunication Services – 3.0%
Cellnex Telecom SA(b)	190,289	8,631,973
HKT Trust & HKT Ltd. – Class SS	2,745,000	3,733,330
Nippon Telegraph & Telephone Corp.	518,700	12,405,549
Orange SA	481,900	5,834,582
TELUS Corp.	98,680	1,560,172

		32,165,606

Entertainment – 1.1%
Daiichikosho Co., Ltd.	46,700	1,249,791
Nintendo Co., Ltd.	26,700	10,377,048

		11,626,839

Interactive Media & Services – 1.5%
Auto Trader Group PLC	782,270	4,227,224
Kakaku.com, Inc.	147,100	2,690,376
Tencent Holdings Ltd.	187,300	9,257,788

		16,175,388

26 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Media – 0.4%
Cogeco Communications, Inc.	35,510	$2,408,967
Informa PLC	273,860	1,491,636

		3,900,603

		63,868,436

Materials – 5.0%
Chemicals – 3.5%
Air Water, Inc.	328,800	4,502,861
Chr Hansen Holding A/S	95,340	7,035,398
Covestro AG(b)	175,380	5,322,457
Evonik Industries AG	247,910	5,177,158
Koninklijke DSM NV	45,502	5,118,463
Sika AG	25,161	4,131,757
Tosoh Corp.	570,000	6,441,624

		37,729,718

Metals & Mining – 1.5%
Agnico Eagle Mines Ltd.	106,490	4,251,125
BlueScope Steel Ltd.	825,648	4,322,696
First Quantum Minerals Ltd.	439,660	2,246,255
Northern Star Resources Ltd.	707,270	4,581,686
Yamato Kogyo Co., Ltd.	4,900	83,925

		15,485,687

		53,215,405

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
JXTG Holdings, Inc.	2,166,900	7,383,464
Neste Oyj	152,220	5,060,939
Repsol SA	859,356	7,666,529
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	676,850	11,737,209
Royal Dutch Shell PLC – Class A	64,266	1,116,537
Royal Dutch Shell PLC – Class B	248,240	4,163,993

		37,128,671

Utilities – 3.4%
Electric Utilities – 2.8%
EDP – Energias de Portugal SA	3,797,665	15,279,446
Enel SpA	2,168,260	14,956,312

		30,235,758

Gas Utilities – 0.4%
Tokyo Gas Co., Ltd.	171,800	4,048,165

Water Utilities – 0.2%
Beijing Enterprises Water Group Ltd.(a)	6,508,000	2,523,075

		36,806,998

abfunds.com	AB BLENDED STYLE FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Real Estate – 2.0%
Equity Real Estate Investment Trusts (REITs) – 1.1%
Merlin Properties Socimi SA	319,420	$2,410,546
Nippon Building Fund, Inc.	730	4,910,672
Nippon Prologis REIT, Inc.	1,802	4,533,995

		11,855,213

Real Estate Management & Development – 0.9%
Aroundtown SA	1,241,180	6,212,666
Vonovia SE	80,730	4,015,792

		10,228,458

		22,083,671

Total Common Stocks (cost $1,111,965,552)		1,021,829,590

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.53%(f)(g)(h) (cost $37,770,312)	37,770,312	37,770,312

Total Investments – 99.0% (cost $1,149,735,864)		1,059,599,902
Other assets less liabilities – 1.0%		10,551,931

Net Assets – 100.0%		$1,070,151,833

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	9,041	AUD	14,260	06/15/2020	$(268,069)
Bank of America, NA	USD	92,034	JPY	10,036,862	06/15/2020	1,605,914
Barclays Bank PLC	INR	1,858,772	USD	25,826	04/23/2020	1,420,630
Barclays Bank PLC	USD	9,581	INR	718,860	04/23/2020	(142,752)
Barclays Bank PLC	IDR	49,361,389	USD	2,913	05/05/2020	(103,160)
Barclays Bank PLC	USD	2,353	KRW	2,876,798	05/14/2020	10,395
Barclays Bank PLC	USD	2,575	KRW	3,098,764	05/14/2020	(29,228)
Barclays Bank PLC	RUB	247,251	USD	3,264	05/20/2020	118,668
Barclays Bank PLC	TWD	354,673	USD	11,917	05/21/2020	99,744
Barclays Bank PLC	TWD	100,849	USD	3,358	05/21/2020	(1,879)
Barclays Bank PLC	USD	1,886	TWD	56,569	05/21/2020	(830)
Barclays Bank PLC	CHF	4,165	USD	4,401	06/15/2020	57,996
Barclays Bank PLC	GBP	17,225	USD	21,911	06/15/2020	488,125
Barclays Bank PLC	GBP	3,411	USD	4,238	06/15/2020	(4,254)

28 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	ILS	75,496	USD	22,138	06/15/2020	$743,955
Barclays Bank PLC	USD	5,026	CHF	4,642	06/15/2020	(185,977)
Barclays Bank PLC	USD	2,445	CNY	17,359	06/15/2020	774
Barclays Bank PLC	USD	3,008	EUR	2,690	06/15/2020	(32,491)
Barclays Bank PLC	USD	4,432	GBP	3,610	06/15/2020	57,959
Barclays Bank PLC	USD	21,756	JPY	2,380,327	06/15/2020	451,044
Barclays Bank PLC	USD	11,728	SEK	114,389	06/15/2020	(145,919)
BNP Paribas SA	USD	1,318	TWD	39,211	05/21/2020	(11,116)
BNP Paribas SA	GBP	4,385	USD	5,198	06/15/2020	(255,646)
BNP Paribas SA	USD	3,092	ILS	10,895	06/15/2020	(4,302)
Citibank, NA	BRL	38,683	USD	8,815	04/02/2020	1,370,208
Citibank, NA	BRL	14,185	USD	2,729	04/02/2020	(1,365)
Citibank, NA	USD	7,441	BRL	38,683	04/02/2020	3,723
Citibank, NA	USD	2,989	BRL	14,185	04/02/2020	(258,901)
Citibank, NA	USD	2,878	BRL	14,854	05/05/2020	(25,267)
Citibank, NA	USD	1,891	KRW	2,367,279	05/14/2020	53,706
Citibank, NA	USD	3,402	RUB	247,251	05/20/2020	(256,541)
Citibank, NA	AUD	6,383	USD	3,758	06/15/2020	(169,305)
Citibank, NA	CAD	2,692	USD	2,032	06/15/2020	117,456
Citibank, NA	EUR	14,883	USD	16,827	06/15/2020	365,987
Citibank, NA	EUR	35,306	USD	38,467	06/15/2020	(582,282)
Citibank, NA	GBP	5,975	USD	7,840	06/15/2020	408,692
Citibank, NA	HKD	196,976	USD	25,283	06/15/2020	(117,606)
Citibank, NA	JPY	3,615,123	USD	34,412	06/15/2020	683,987
Citibank, NA	NOK	103,559	USD	10,622	06/15/2020	658,123
Citibank, NA	USD	7,262	CHF	6,836	06/15/2020	(134,316)
Citibank, NA	USD	30,739	EUR	27,145	06/15/2020	(715,928)
Citibank, NA	USD	5,864	GBP	4,579	06/15/2020	(169,310)
Citibank, NA	USD	12,380	JPY	1,351,584	06/15/2020	230,067
Citibank, NA	USD	21,147	JPY	2,250,691	06/15/2020	(149,052)
Credit Suisse International	CHF	5,114	USD	5,220	06/15/2020	(112,115)
Credit Suisse International	EUR	23,600	USD	25,645	06/15/2020	(456,919)
Credit Suisse International	SEK	43,094	USD	4,424	06/15/2020	60,588
Credit Suisse International	USD	5,030	AUD	8,641	06/15/2020	285,954
Credit Suisse International	USD	10,348	CHF	9,928	06/15/2020	3,564
Credit Suisse International	USD	23,442	EUR	21,626	06/15/2020	476,446
Credit Suisse International	USD	1,931	ILS	7,060	06/15/2020	70,042
Credit Suisse International	USD	5,763	NOK	60,925	06/15/2020	98,970
Credit Suisse International	USD	3,923	SEK	37,884	06/15/2020	(87,187)
Deutsche Bank AG	USD	5,103	CHF	4,994	06/15/2020	103,605
Goldman Sachs Bank USA	AUD	9,012	USD	5,651	06/15/2020	106,348
Goldman Sachs Bank USA	JPY	672,060	USD	6,104	06/15/2020	(165,978)
Goldman Sachs Bank USA	USD	4,995	CAD	6,877	06/15/2020	(104,991)
Goldman Sachs Bank USA	USD	10,735	JPY	1,181,087	06/15/2020	283,833
Goldman Sachs Bank USA	USD	10,360	JPY	1,086,104	06/15/2020	(227,158)
Goldman Sachs Bank USA	USD	3,086	MXN	69,830	06/15/2020	(174,866)
HSBC Bank USA	BRL	9,644	USD	1,855	04/02/2020	(928)
HSBC Bank USA	USD	1,870	BRL	9,644	04/02/2020	(14,253)
HSBC Bank USA	CNY	300,611	USD	42,762	06/15/2020	401,762
HSBC Bank USA	GBP	3,514	USD	4,131	06/15/2020	(239,849)

abfunds.com	AB BLENDED STYLE FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	JPY	1,313,942	USD	12,122	06/15/2020	$(136,541)
HSBC Bank USA	USD	1,893	CAD	2,735	06/15/2020	52,082
HSBC Bank USA	USD	8,648	CNY	60,278	06/15/2020	(154,385)
HSBC Bank USA	USD	2,469	NZD	3,905	06/15/2020	(140,729)
HSBC Bank USA	USD	3,864	SGD	5,400	06/15/2020	(60,155)
JPMorgan Chase Bank, NA	CAD	41,317	USD	31,103	06/15/2020	1,722,714
JPMorgan Chase Bank, NA	USD	4,303	GBP	3,325	06/15/2020	(167,503)
JPMorgan Chase Bank, NA	USD	5,225	HKD	40,580	06/15/2020	7,953
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,857	04/02/2020	(1,430)
Morgan Stanley Capital Services, Inc.	USD	2,969	BRL	14,854	04/02/2020	(110,336)
Morgan Stanley Capital Services, Inc.	BRL	14,854	USD	2,964	05/05/2020	111,493
Morgan Stanley Capital Services, Inc.	USD	3,559	IDR	49,361,389	05/05/2020	(542,665)
Morgan Stanley Capital Services, Inc.	KRW	25,666,912	USD	21,658	05/14/2020	574,988
Morgan Stanley Capital Services, Inc.	KRW	2,556,620	USD	2,084	05/14/2020	(16,395)
Morgan Stanley Capital Services, Inc.	USD	2,898	TWD	86,233	05/21/2020	(24,611)
Morgan Stanley Capital Services, Inc.	GBP	3,578	USD	4,166	06/15/2020	(283,744)
Morgan Stanley Capital Services, Inc.	JPY	555,706	USD	5,013	06/15/2020	(171,911)
Morgan Stanley Capital Services, Inc.	MXN	69,830	USD	3,010	06/15/2020	98,318
Morgan Stanley Capital Services, Inc.	USD	3,191	AUD	4,903	06/15/2020	(174,584)
Morgan Stanley Capital Services, Inc.	USD	3,633	CHF	3,436	06/15/2020	(50,145)
Morgan Stanley Capital Services, Inc.	USD	29,930	EUR	26,724	06/15/2020	(372,676)
Morgan Stanley Capital Services, Inc.	USD	7,220	JPY	774,159	06/15/2020	2,176
Natwest Markets PLC	EUR	12,378	USD	13,999	06/15/2020	308,143
Natwest Markets PLC	JPY	1,182,120	USD	11,285	06/15/2020	256,540
Natwest Markets PLC	USD	2,096	CAD	2,968	06/15/2020	14,173
Standard Chartered Bank	USD	6,664	INR	501,135	04/23/2020	(83,808)
Standard Chartered Bank	USD	13,446	EUR	12,189	06/15/2020	35,744
State Street Bank & Trust Co.	KRW	4,327,673	USD	3,667	05/14/2020	112,016
State Street Bank & Trust Co.	EUR	16,544	USD	18,406	06/15/2020	108,125
State Street Bank & Trust Co.	USD	34,154	AUD	51,710	06/15/2020	(2,340,689)
State Street Bank & Trust Co.	USD	2,999	CNY	21,044	06/15/2020	(33,761)
State Street Bank & Trust Co.	USD	40,941	GBP	31,449	06/15/2020	(1,827,338)
State Street Bank & Trust Co.	USD	10,014	HKD	77,782	06/15/2020	16,041
State Street Bank & Trust Co.	USD	3,198	ILS	11,096	06/15/2020	(53,778)
UBS AG	CHF	3,546	USD	3,729	06/15/2020	32,149

						$2,193,996

30 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $49,886,234 or 4.7% of net assets.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 31

PORTFOLIO OF INVESTMENTS

TAX-MANAGED INTERNATIONAL PORTFOLIO

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.2%
Information Technology – 16.2%
Electronic Equipment, Instruments & Components – 2.3%
Flex Ltd.(a)	566,620	$4,745,443
Halma PLC	521,940	12,258,314
Keyence Corp.	70,100	22,538,019
Murata Manufacturing Co., Ltd.	207,000	10,290,946
Zhen Ding Technology Holding Ltd.	2,652,000	8,104,739

		57,937,461

IT Services – 2.9%
Adyen NV(a)(b)	12,940	10,997,632
Amadeus IT Group SA – Class A	157,440	7,410,519
Atos SE	267,070	17,793,591
Capgemini SE	171,336	14,317,226
GMO Payment Gateway, Inc.	148,900	10,435,712
Otsuka Corp.	162,100	6,910,403
Pagseguro Digital Ltd.(a)	298,640	5,772,711

		73,637,794

Semiconductors & Semiconductor Equipment – 4.7%
ASML Holding NV	86,924	22,914,431
Infineon Technologies AG	624,240	9,011,369
NXP Semiconductors NV	259,697	21,536,672
Realtek Semiconductor Corp.	1,330,000	9,547,929
SCREEN Holdings Co., Ltd.	399,000	14,602,513
SK Hynix, Inc.	296,020	20,012,137
STMicroelectronics NV	356,650	7,666,757
Taiwan Semiconductor Manufacturing Co., Ltd.	1,647,000	14,826,806

		120,118,614

Software – 5.1%
Avast PLC(b)	5,012,177	24,232,341
AVEVA Group PLC	160,190	6,901,750
Check Point Software Technologies Ltd.(a)	99,670	10,020,822
Constellation Software, Inc./Canada	16,592	15,079,585
Dassault Systemes SE	91,920	13,419,494
Nice Ltd.(a)	62,949	9,102,144
Open Text Corp.	327,917	11,466,493
Oracle Corp. Japan	168,000	14,653,444
SAP SE	126,251	14,095,660
Temenos AG(a)	72,301	9,424,404

		128,396,137

32 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 1.2%
Samsung Electronics Co., Ltd.	820,210	$31,890,985

		411,980,991

Financials – 14.3%
Banks – 6.0%
Banco Comercial Portugues SA	63,170,990	7,099,709
Bank Hapoalim BM	1,889,610	11,322,293
Bank Leumi Le-Israel BM	3,884,530	21,419,149
Bank of Ireland Group PLC	4,083,242	7,611,439
DBS Group Holdings Ltd.	632,800	8,256,869
Erste Group Bank AG(a)	1,070,658	19,601,285
Hang Seng Bank Ltd.	374,400	6,378,753
HDFC Bank Ltd.	1,075,903	12,204,944
KBC Group NV	471,250	21,383,041
Mediobanca Banca di Credito Finanziario SpA	2,045,390	11,153,881
Oversea-Chinese Banking Corp., Ltd.	1,031,989	6,252,748
Royal Bank of Canada	128,640	7,968,130
Svenska Handelsbanken AB – Class A SHS(a)	1,528,890	12,608,911

		153,261,152

Capital Markets – 3.4%
Credit Suisse Group AG(a)	1,834,374	14,805,870
Euronext NV(b)	80,520	5,928,943
London Stock Exchange Group PLC	191,820	17,159,414
Partners Group Holding AG	50,138	34,327,775
Singapore Exchange Ltd.	1,466,200	9,442,985
St. James’s Place PLC	413,080	3,857,311

		85,522,298

Consumer Finance – 0.0%
Isracard Ltd.	93,420	250,730

Diversified Financial Services – 0.4%
ORIX Corp.	911,300	10,872,412

Insurance – 4.5%
Admiral Group PLC	387,650	10,675,928
AIA Group Ltd.	2,277,600	20,395,073
Allianz SE	139,930	23,829,716
Prudential PLC	884,263	11,079,673
Sampo Oyj – Class A	223,770	6,455,496
Suncorp Group Ltd.	3,101,770	17,224,942
Swiss Re AG	204,900	15,777,076
Zurich Insurance Group AG	22,960	8,065,999

		113,503,903

		363,410,495

abfunds.com	AB BLENDED STYLE FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Consumer Staples – 13.3%
Beverages – 1.6%
Budweiser Brewing Co. APAC Ltd.(a)(b)	1,727,800	$4,443,431
Coca-Cola Bottlers Japan Holdings, Inc.	488,800	10,031,874
Coca-Cola European Partners PLC	554,350	20,804,756
Treasury Wine Estates Ltd.	862,794	5,356,714

		40,636,775

Food & Staples Retailing – 2.0%
Koninklijke Ahold Delhaize NV	1,562,840	36,408,770
Tesco PLC	5,468,440	15,443,020

		51,851,790

Food Products – 5.6%
Calbee, Inc.	237,100	6,398,585
Danone SA	226,900	14,521,187
Kerry Group PLC – Class A	118,800	13,783,772
Morinaga & Co., Ltd./Japan	336,900	13,791,533
Nestle SA	347,551	35,578,026
Nichirei Corp.	496,200	13,971,926
Salmar ASA	671,540	22,217,189
WH Group Ltd.(b)	24,062,000	22,209,421

		142,471,639

Household Products – 1.2%
Essity AB – Class B	326,220	9,993,280
Reckitt Benckiser Group PLC	123,509	9,408,370
Unicharm Corp.	282,500	10,575,060

		29,976,710

Personal Products – 0.9%
Kose Corp.	56,800	7,028,521
Unilever PLC	289,750	14,612,148

		21,640,669

Tobacco – 2.0%
British American Tobacco PLC	877,164	29,880,824
Philip Morris International, Inc.	132,600	9,674,496
Swedish Match AB	189,010	10,701,681

		50,257,001

		336,834,584

Industrials – 11.8%
Aerospace & Defense – 2.4%
Airbus SE	288,743	18,618,678
BAE Systems PLC	3,649,661	23,449,147
MTU Aero Engines AG	91,540	13,236,383
Saab AB – Class B	272,277	5,173,162

		60,477,370

34 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Air Freight & Logistics – 1.0%
Kuehne & Nagel International AG	42,600	$5,802,998
SG Holdings Co., Ltd.	847,300	20,181,376

		25,984,374

Airlines – 0.3%
Wizz Air Holdings PLC(a)(b)	242,810	6,834,233

Building Products – 0.8%
Assa Abloy AB – Class B	309,362	5,775,386
Kingspan Group PLC	245,080	13,215,813

		18,991,199

Commercial Services & Supplies – 0.3%
Secom Co., Ltd.	99,900	8,262,548

Electrical Equipment – 1.3%
Nidec Corp.	148,300	7,642,566
Schneider Electric SE	170,300	14,394,241
Vestas Wind Systems A/S	149,520	12,165,787

		34,202,594

Machinery – 1.6%
Alstom SA	270,181	11,156,343
KION Group AG	131,923	5,677,686
SMC Corp./Japan	28,400	11,906,518
Weichai Power Co., Ltd. – Class H	2,985,000	4,754,784
Xylem, Inc./NY	123,060	8,014,898

		41,510,229

Professional Services – 3.2%
Experian PLC	299,570	8,325,449
Intertek Group PLC	69,620	4,067,552
Intertrust NV(b)	227,409	2,862,534
Meitec Corp.	159,000	6,305,408
Recruit Holdings Co., Ltd.	711,300	18,373,782
RELX PLC (London)	919,880	19,632,471
UT Group Co., Ltd.(a)	504,600	5,130,816
Wolters Kluwer NV	229,030	16,211,679

		80,909,691

Trading Companies & Distributors – 0.9%
AerCap Holdings NV(a)	628,790	14,330,124
Ashtead Group PLC	334,898	7,238,471

		21,568,595

		298,740,833

Health Care – 11.1%
Biotechnology – 0.6%
Abcam PLC	422,550	5,999,029
Genmab A/S(a)	43,896	8,817,327

		14,816,356

abfunds.com	AB BLENDED STYLE FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.7%
Koninklijke Philips NV	418,750	$17,192,768

Health Care Providers & Services – 0.7%
Apollo Hospitals Enterprise Ltd.	732,393	10,984,657
Galenica AG(b)	106,000	7,232,657
NMC Health PLC(c)(d)(e)	376,352	490,186

		18,707,500

Life Sciences Tools & Services – 2.5%
Bio-Rad Laboratories, Inc. – Class A(a)	21,700	7,607,152
Eurofins Scientific SE	17,903	8,736,658
Gerresheimer AG	235,580	14,855,286
ICON PLC(a)	51,860	7,052,960
Lonza Group AG	29,703	12,217,550
Tecan Group AG	48,170	14,427,133

		64,896,739

Pharmaceuticals – 6.6%
Astellas Pharma, Inc.	819,300	12,623,249
GlaxoSmithKline PLC	1,871,320	35,113,752
Novo Nordisk A/S – Class B	672,610	40,165,604
Roche Holding AG	226,739	72,951,427
Sanofi	71,660	6,203,950

		167,057,982

		282,671,345

Consumer Discretionary – 8.6%
Auto Components – 1.5%
Aptiv PLC	185,480	9,133,035
Faurecia SE	539,780	15,805,624
NGK Spark Plug Co., Ltd.	896,700	12,569,368

		37,508,027

Automobiles – 1.2%
Peugeot SA	1,443,222	18,789,700
Subaru Corp.	685,000	13,093,827

		31,883,527

Hotels, Restaurants & Leisure – 2.1%
Aristocrat Leisure Ltd.	653,330	8,465,609
Compass Group PLC	903,653	14,079,007
GVC Holdings PLC	2,518,020	17,441,641
Sushiro Global Holdings Ltd.	452,000	6,626,267
Yum China Holdings, Inc.	136,645	5,825,177

		52,437,701

Internet & Direct Marketing Retail – 1.1%
Alibaba Group Holding Ltd.(a)	516,020	12,503,687
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	52,579	10,225,564

36 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Moneysupermarket.com Group PLC	1,698,080	$6,310,179

		29,039,430

Leisure Products – 0.3%
Bandai Namco Holdings, Inc.	153,600	7,450,094

Multiline Retail – 0.3%
B&M European Value Retail SA	2,343,042	7,957,478

Specialty Retail – 0.2%
Hikari Tsushin, Inc.	28,600	4,785,720

Textiles, Apparel & Luxury Goods – 1.9%
adidas AG	34,710	7,706,566
LVMH Moet Hennessy Louis Vuitton SE	20,309	7,448,347
NIKE, Inc. – Class B	105,760	8,750,583
Pandora A/S	309,290	9,937,836
Puma SE	91,560	5,379,613
Shenzhou International Group Holdings Ltd.	879,000	9,220,764

		48,443,709

		219,505,686

Communication Services – 5.9%
Diversified Telecommunication Services – 3.0%
Cellnex Telecom SA(b)	438,629	19,897,282
HKT Trust & HKT Ltd. – Class SS	6,571,000	8,936,871
Nippon Telegraph & Telephone Corp.	1,250,500	29,907,729
Orange SA	1,163,470	14,086,659
TELUS Corp.	230,700	3,647,463

		76,476,004

Entertainment – 1.1%
Daiichikosho Co., Ltd.	114,600	3,066,940
Nintendo Co., Ltd.	63,000	24,485,168

		27,552,108

Interactive Media & Services – 1.5%
Auto Trader Group PLC	1,790,960	9,677,975
Kakaku.com, Inc.	322,700	5,902,000
Tencent Holdings Ltd.	441,000	21,797,569

		37,377,544

Media – 0.3%
Cogeco Communications, Inc.	77,790	5,277,205
Informa PLC	654,800	3,566,506

		8,843,711

		150,249,367

abfunds.com	AB BLENDED STYLE FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Materials – 5.0%
Chemicals – 3.5%
Air Water, Inc.	774,800	$10,610,756
Chr Hansen Holding A/S	212,950	15,714,161
Covestro AG(b)	424,610	12,886,125
Evonik Industries AG	602,220	12,576,289
Koninklijke DSM NV	104,320	11,734,826
Sika AG	59,516	9,773,285
Tosoh Corp.	1,395,500	15,770,678

		89,066,120

Metals & Mining – 1.5%
Agnico Eagle Mines Ltd.	255,010	10,180,105
BlueScope Steel Ltd.	2,016,533	10,557,597
First Quantum Minerals Ltd.	1,030,390	5,264,339
Northern Star Resources Ltd.	1,695,160	10,981,224
Yamato Kogyo Co., Ltd.	77,100	1,320,538

		38,303,803

		127,369,923

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
JXTG Holdings, Inc.	5,246,400	17,876,509
Neste Oyj	365,870	12,164,275
Repsol SA	2,007,701	17,911,200
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,631,740	28,295,890
Royal Dutch Shell PLC – Class A	143,290	2,489,474
Royal Dutch Shell PLC – Class B	555,785	9,322,771

		88,060,119

Utilities – 3.4%
Electric Utilities – 2.8%
EDP – Energias de Portugal SA	8,671,952	34,890,552
Enel SpA	5,117,370	35,298,802

		70,189,354

Gas Utilities – 0.4%
Tokyo Gas Co., Ltd.	413,000	9,731,619

Water Utilities – 0.2%
Beijing Enterprises Water Group Ltd.(a)	14,838,000	5,752,518

		85,673,491

Real Estate – 2.1%
Equity Real Estate Investment Trusts (REITs) – 1.1%
Merlin Properties Socimi SA	758,670	5,725,404
Nippon Building Fund, Inc.	1,754	11,799,067

38 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Nippon Prologis REIT, Inc.	4,330	$10,894,671

		28,419,142

Real Estate Management & Development – 1.0%
Aroundtown SA	2,997,550	15,004,092
Vonovia SE	182,970	9,101,565

		24,105,657

		52,524,799

Total Common Stocks (cost $2,669,492,751)		2,417,021,633

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.53%(f)(g)(h) (cost $99,888,231)	99,888,231	99,888,231

Total Investments – 99.1% (cost $2,769,380,982)		2,516,909,864
Other assets less liabilities – 0.9%		22,441,763

Net Assets – 100.0%		$2,539,351,627

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	6,727	USD	8,757	06/15/2020	$390,858
Bank of America, NA	USD	254,772	JPY	27,799,481	06/15/2020	4,586,053
Barclays Bank PLC	INR	4,478,529	USD	62,225	04/23/2020	3,422,869
Barclays Bank PLC	USD	20,693	INR	1,551,922	04/23/2020	(316,682)
Barclays Bank PLC	IDR	115,578,987	USD	6,821	05/05/2020	(241,547)
Barclays Bank PLC	USD	9,762	KRW	12,113,596	05/14/2020	187,939
Barclays Bank PLC	USD	7,730	KRW	9,304,294	05/14/2020	(87,759)
Barclays Bank PLC	RUB	578,934	USD	7,633	05/20/2020	267,784
Barclays Bank PLC	TWD	833,433	USD	28,003	05/21/2020	234,384
Barclays Bank PLC	TWD	247,398	USD	8,238	05/21/2020	(4,610)
Barclays Bank PLC	USD	7,100	TWD	212,219	05/21/2020	(29,598)
Barclays Bank PLC	CHF	9,755	USD	10,307	06/15/2020	135,834
Barclays Bank PLC	GBP	35,588	USD	45,219	06/15/2020	956,875
Barclays Bank PLC	GBP	8,312	USD	10,327	06/15/2020	(10,367)
Barclays Bank PLC	ILS	170,631	USD	50,035	06/15/2020	1,681,437
Barclays Bank PLC	JPY	270,446	USD	2,541	06/15/2020	17,889
Barclays Bank PLC	USD	4,760	CAD	6,633	06/15/2020	(43,207)
Barclays Bank PLC	USD	12,082	CHF	11,159	06/15/2020	(447,073)

abfunds.com	AB BLENDED STYLE FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	5,147	CNY	36,538	06/15/2020	$1,628
Barclays Bank PLC	USD	9,340	CNY	64,929	06/15/2020	(190,284)
Barclays Bank PLC	USD	4,737	EUR	4,334	06/15/2020	56,703
Barclays Bank PLC	USD	10,698	EUR	9,568	06/15/2020	(115,566)
Barclays Bank PLC	USD	9,884	GBP	8,051	06/15/2020	129,260
Barclays Bank PLC	USD	22,715	JPY	2,464,652	06/15/2020	279,088
BNP Paribas SA	KRW	5,737,008	USD	4,846	05/14/2020	133,754
BNP Paribas SA	GBP	8,962	USD	10,624	06/15/2020	(522,486)
Citibank, NA	BRL	90,168	USD	20,547	04/02/2020	3,193,882
Citibank, NA	BRL	29,985	USD	5,768	04/02/2020	(2,886)
Citibank, NA	USD	17,344	BRL	90,168	04/02/2020	8,679
Citibank, NA	USD	6,318	BRL	29,985	04/02/2020	(547,278)
Citibank, NA	USD	2,197	INR	170,665	04/23/2020	43,757
Citibank, NA	USD	7,185	BRL	37,083	05/05/2020	(63,080)
Citibank, NA	USD	7,966	RUB	578,934	05/20/2020	(600,687)
Citibank, NA	EUR	47,877	USD	53,996	06/15/2020	1,042,611
Citibank, NA	EUR	85,159	USD	92,747	06/15/2020	(1,440,594)
Citibank, NA	GBP	7,068	USD	9,274	06/15/2020	483,453
Citibank, NA	HKD	407,015	USD	52,242	06/15/2020	(243,011)
Citibank, NA	JPY	7,638,542	USD	73,084	06/15/2020	1,819,352
Citibank, NA	NOK	252,526	USD	25,835	06/15/2020	1,538,594
Citibank, NA	USD	17,110	CHF	16,107	06/15/2020	(316,476)
Citibank, NA	USD	70,626	EUR	62,374	06/15/2020	(1,638,797)
Citibank, NA	USD	14,727	GBP	11,499	06/15/2020	(425,180)
Citibank, NA	USD	83,223	JPY	9,145,633	06/15/2020	2,102,510
Citibank, NA	USD	51,066	JPY	5,434,989	06/15/2020	(359,932)
Credit Suisse International	CHF	6,121	USD	6,245	06/15/2020	(137,285)
Credit Suisse International	EUR	54,026	USD	58,727	06/15/2020	(1,026,679)
Credit Suisse International	SEK	180,430	USD	18,877	06/15/2020	608,218
Credit Suisse International	TRY	48,499	USD	7,403	06/15/2020	224,358
Credit Suisse International	USD	14,408	AUD	24,751	06/15/2020	819,076
Credit Suisse International	USD	53,492	CHF	51,469	06/15/2020	171,490
Credit Suisse International	USD	64,922	EUR	59,881	06/15/2020	1,308,015
Credit Suisse International	USD	4,812	ILS	17,598	06/15/2020	174,588
Credit Suisse International	USD	9,467	NOK	100,080	06/15/2020	162,576
Credit Suisse International	USD	9,069	SEK	87,581	06/15/2020	(201,561)
Goldman Sachs Bank USA	AUD	15,394	USD	9,662	04/17/2020	192,752
Goldman Sachs Bank USA	CAD	6,926	USD	5,228	06/15/2020	302,794
Goldman Sachs Bank USA	JPY	2,367,373	USD	21,502	06/15/2020	(584,669)
Goldman Sachs Bank USA	USD	23,776	CAD	32,735	06/15/2020	(498,694)
Goldman Sachs Bank USA	USD	16,259	JPY	1,788,782	06/15/2020	429,872
HSBC Bank USA	BRL	23,100	USD	4,443	04/02/2020	(2,223)
HSBC Bank USA	USD	4,480	BRL	23,100	04/02/2020	(34,141)
HSBC Bank USA	CNY	725,242	USD	103,165	06/15/2020	969,274
HSBC Bank USA	GBP	8,434	USD	9,914	06/15/2020	(575,664)
HSBC Bank USA	HKD	92,509	USD	11,922	06/15/2020	(7,086)
HSBC Bank USA	JPY	3,125,594	USD	28,836	06/15/2020	(324,802)
HSBC Bank USA	USD	4,534	CAD	6,551	06/15/2020	124,749
HSBC Bank USA	USD	11,584	CNY	80,738	06/15/2020	(206,787)

40 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	8,525	MXN	164,734	06/15/2020	$(1,656,351)
HSBC Bank USA	USD	5,428	NZD	8,584	06/15/2020	(309,352)
HSBC Bank USA	USD	9,233	SGD	12,904	06/15/2020	(143,747)
HSBC Bank USA	USD	7,620	TRY	48,499	06/15/2020	(442,069)
JPMorgan Chase Bank, NA	KRW	10,258,513	USD	8,663	05/14/2020	236,389
JPMorgan Chase Bank, NA	CAD	119,992	USD	90,327	06/15/2020	5,003,072
JPMorgan Chase Bank, NA	USD	10,019	GBP	7,742	06/15/2020	(390,017)
JPMorgan Chase Bank, NA	USD	4,278	HKD	33,229	06/15/2020	6,512
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,133	04/02/2020	(3,569)
Morgan Stanley Capital Services, Inc.	USD	7,412	BRL	37,083	04/02/2020	(275,454)
Morgan Stanley Capital Services, Inc.	USD	24,514	AUD	35,372	04/17/2020	(2,754,932)
Morgan Stanley Capital Services, Inc.	BRL	37,083	USD	7,400	05/05/2020	278,343
Morgan Stanley Capital Services, Inc.	USD	8,333	IDR	115,578,987	05/05/2020	(1,270,642)
Morgan Stanley Capital Services, Inc.	KRW	60,395,565	USD	50,962	05/14/2020	1,352,976
Morgan Stanley Capital Services, Inc.	USD	6,963	TWD	207,199	05/21/2020	(59,136)
Morgan Stanley Capital Services, Inc.	GBP	9,650	USD	11,237	06/15/2020	(765,268)
Morgan Stanley Capital Services, Inc.	JPY	1,565,082	USD	14,117	06/15/2020	(484,169)
Morgan Stanley Capital Services, Inc.	MXN	164,734	USD	7,101	06/15/2020	231,939
Morgan Stanley Capital Services, Inc.	USD	8,408	CHF	7,953	06/15/2020	(116,066)
Morgan Stanley Capital Services, Inc.	USD	73,975	EUR	66,051	06/15/2020	(921,106)
Morgan Stanley Capital Services, Inc.	USD	11,535	ILS	40,295	06/15/2020	(115,783)
Morgan Stanley Capital Services, Inc.	USD	17,672	JPY	1,894,730	06/15/2020	5,325
Natwest Markets PLC	AUD	15,309	USD	9,011	04/17/2020	(405,976)
Natwest Markets PLC	KRW	6,180,564	USD	5,229	05/14/2020	152,546
Natwest Markets PLC	EUR	22,642	USD	25,588	06/15/2020	545,335
Natwest Markets PLC	JPY	2,857,755	USD	27,282	06/15/2020	620,182
Natwest Markets PLC	USD	7,656	CAD	10,270	06/15/2020	(353,073)
Natwest Markets PLC	USD	4,597	NOK	51,985	06/15/2020	404,689
Standard Chartered Bank	USD	16,214	INR	1,219,128	04/23/2020	(206,965)
Standard Chartered Bank	CHF	20,945	USD	21,600	06/15/2020	(237,827)
Standard Chartered Bank	USD	28,740	EUR	26,054	06/15/2020	76,402
State Street Bank & Trust Co.	EUR	40,222	USD	44,749	06/15/2020	262,874
State Street Bank & Trust Co.	USD	80,788	AUD	122,316	06/15/2020	(5,536,719)
State Street Bank & Trust Co.	USD	7,166	CNY	50,284	06/15/2020	(80,670)
State Street Bank & Trust Co.	USD	91,529	GBP	70,308	06/15/2020	(4,085,232)

abfunds.com	AB BLENDED STYLE FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	23,584	HKD	183,189	06/15/2020	$38,701
State Street Bank & Trust Co.	USD	36,204	SEK	350,988	06/15/2020	(666,094)
UBS AG	USD	5,768	KRW	6,845,148	05/14/2020	(145,566)
UBS AG	CAD	6,656	USD	4,621	06/15/2020	(112,190)
UBS AG	CHF	8,217	USD	8,642	06/15/2020	74,498
UBS AG	JPY	2,854,974	USD	26,972	06/15/2020	336,583

						$5,044,657

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $117,524,599 or 4.6% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

42 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.9%
Financials – 17.0%
Banks – 11.6%
Agricultural Bank of China Ltd. – Class H	19,331,000	$7,718,183
Bancolombia SA (Sponsored ADR)	15,720	392,371
Bank Central Asia Tbk PT	2,246,200	3,784,664
Bank for Foreign Trade of Vietnam JSC	1,607,600	4,167,013
Bank Negara Indonesia Persero Tbk PT	9,612,500	2,241,893
Bank of Georgia Group PLC	43,680	495,799
Bank of the Philippine Islands	4,864,060	5,917,372
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	6,398,700	833,023
Capitec Bank Holdings Ltd.	53,412	2,627,340
China CITIC Bank Corp., Ltd. – Class H	10,111,000	4,972,220
China Construction Bank Corp. – Class H	12,557,000	10,206,912
City Union Bank Ltd.	135,470	230,859
Credicorp Ltd.	18,680	2,672,548
Equity Group Holdings PLC/Kenya	2,331,200	753,396
Grupo Aval Acciones y Valores SA (ADR)	102,530	449,081
Halyk Savings Bank of Kazakhstan JSC (GDR)(b)	260,709	2,398,523
Hana Financial Group, Inc.	631,790	11,886,251
ICICI Bank Ltd.	1,353,957	5,830,751
Industrial Bank Co., Ltd. – Class A	3,709,193	8,262,647
KB Financial Group, Inc.	500,327	14,071,204
Nedbank Group Ltd.	153,100	707,570
Regional SAB de CV	166,510	437,990
Sberbank of Russia PJSC (Sponsored ADR)	765,625	7,196,875
Shinhan Financial Group Co., Ltd.	212,600	4,973,608
State Bank of India(a)	2,881,480	7,452,684
TCS Group Holding PLC (GDR)(b)	183,813	2,124,878
Turkiye Garanti Bankasi AS(a)	4,914,060	6,026,782

		118,832,437

Capital Markets – 1.3%
B3 SA – Brasil Bolsa Balcao	849,000	5,865,765
Banco BTG Pactual SA	292,600	1,871,793
China Everbright Ltd.	1,978,000	2,899,402
New Frontier Health Corp.(a)	351,270	2,897,977

		13,534,937

Consumer Finance – 0.9%
Manappuram Finance Ltd.	2,181,205	2,727,480
Muangthai Capital PCL	3,339,100	3,561,164
Muthoot Finance Ltd.	289,343	2,337,990
Unifin Financiera SAB de CV	617,390	490,841

		9,117,475

abfunds.com	AB BLENDED STYLE FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.3%
Fubon Financial Holding Co., Ltd.	1,740,000	$2,150,686
Metro Pacific Investments Corp.	25,107,000	1,192,629

		3,343,315

Insurance – 2.3%
ICICI Lombard General Insurance Co., Ltd.(b)	42,757	621,187
IRB Brasil Resseguros S/A	1,755,200	3,269,825
PICC Property & Casualty Co., Ltd. – Class H	4,529,000	4,336,878
Ping An Insurance Group Co. of China Ltd. – Class A	154,900	1,499,091
Ping An Insurance Group Co. of China Ltd. – Class H	1,402,000	13,692,290
Qualitas Controladora SAB de CV	139,670	357,028

		23,776,299

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Ltd.	126,730	2,721,817
LIC Housing Finance Ltd.	1,164,270	3,619,416

		6,341,233

		174,945,696

Information Technology – 17.0%
Electronic Equipment, Instruments & Components – 0.5%
Elite Material Co., Ltd.	137,000	476,445
FPT Corp.	76,560	131,727
Hangzhou Hikvision Digital Technology Co., Ltd. – Class A	592,893	2,301,999
Yageo Corp.	305,000	2,739,007

		5,649,178

IT Services – 2.4%
GDS Holdings Ltd. (ADR)(a)	289,490	16,781,735
My EG Services Bhd	14,260,100	3,137,423
Network International Holdings PLC(a)(b)	539,387	2,622,722
Tech Mahindra Ltd.	90,740	671,735
TravelSky Technology Ltd. – Class H	670,000	1,172,654

		24,386,269

Semiconductors & Semiconductor Equipment – 8.1%
ASMedia Technology, Inc.	41,000	1,037,026
ASPEED Technology, Inc.	99,000	3,372,406
Broadcom, Inc.	20,520	4,865,292
eMemory Technology, Inc.	34,000	259,704
Global Unichip Corp.	115,000	692,963
Koh Young Technology, Inc.	12,220	774,132
MediaTek, Inc.	856,000	9,187,641
Micron Technology, Inc.(a)	217,950	9,166,977

44 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Nanya Technology Corp.	6,075,000	$10,691,900
Parade Technologies Ltd.	38,000	803,157
Realtek Semiconductor Corp.	61,000	437,913
Silergy Corp.	41,000	1,329,863
SK Hynix, Inc.	270,888	18,313,114
Taiwan Semiconductor Manufacturing Co., Ltd.	2,466,706	22,206,054

		83,138,142

Software – 0.9%
Beijing Thunisoft Corp., Ltd. – Class A	311,580	1,120,503
Douzone Bizon Co., Ltd.	110,220	7,273,612
Globant SA(a)	10,270	902,527

		9,296,642

Technology Hardware, Storage & Peripherals – 5.1%
Samsung Electronics Co., Ltd.	881,690	34,281,418
Samsung Electronics Co., Ltd. (Preference Shares)	554,960	18,084,821

		52,366,239

		174,836,470

Consumer Discretionary – 13.2%
Automobiles – 3.1%
Geely Automobile Holdings Ltd.	6,705,000	9,730,447
Guangzhou Automobile Group Co., Ltd. – Class H	15,806,000	15,722,329
SAIC Motor Corp., Ltd.	2,111,444	6,053,534

		31,506,310

Diversified Consumer Services – 3.7%
Fu Shou Yuan International Group Ltd.	11,618,500	10,155,076
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	150,761	16,318,371
TAL Education Group (ADR)(a)	180,020	9,587,865
YDUQS Part	581,100	2,479,357

		38,540,669

Hotels, Restaurants & Leisure – 0.8%
BK Brasil Operacao e Assessoria a Restaurantes SA	90,600	157,972
OPAP SA	914,124	6,887,257
Premium Leisure Corp.	141,129,000	844,221

		7,889,450

Internet & Direct Marketing Retail – 5.1%
Alibaba Group Holding Ltd.(a)	1,209,680	29,311,772
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	45,260	8,802,165

abfunds.com	AB BLENDED STYLE FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

JD.com, Inc. (ADR)(a)	192,140	$7,781,670
Naspers Ltd. – Class N	49,920	7,094,350

		52,989,957

Multiline Retail – 0.1%
Lojas Renner SA	55,270	356,972
V-Mart Retail Ltd.	19,460	365,056

		722,028

Specialty Retail – 0.3%
Ace Hardware Indonesia Tbk PT	9,948,200	791,475
Foschini Group Ltd. (The)	464,610	1,735,005
JUMBO SA	26,140	350,907
Petrobras Distribuidora SA	30,600	91,339
Wilcon Depot, Inc.	2,549,700	648,822

		3,617,548

Textiles, Apparel & Luxury Goods – 0.1%
Li Ning Co., Ltd.	239,000	687,575

		135,953,537

Consumer Staples – 10.4%
Beverages – 2.5%
Fomento Economico Mexicano SAB de CV	602,784	3,664,856
Kweichow Moutai Co., Ltd. – Class A	98,901	15,369,956
Sichuan Swellfun Co., Ltd. – Class A	108,574	654,294
Wuliangye Yibin Co., Ltd. – Class A	346,774	5,578,195

		25,267,301

Food & Staples Retailing – 3.4%
BGF retail Co., Ltd.	5,180	561,087
Bid Corp., Ltd.	27,860	328,385
Dino Polska SA(a)(b)	442,680	17,219,837
Jeronimo Martins SGPS SA	537,560	9,702,481
Raia Drogasil SA	25,300	495,911
X5 Retail Group NV (GDR)(b)	240,960	6,505,920

		34,813,621

Food Products – 2.1%
Britannia Industries Ltd.	18,600	657,404
COFCO Meat Holdings Ltd.(a)(b)	9,449,800	2,572,808
Industrias Bachoco SAB de CV	913,740	2,580,697
Minerva SA/Brazil(a)	3,556,100	5,440,810
WH Group Ltd.(b)	11,187,000	10,325,691

		21,577,410

Household Products – 0.7%
C&S Paper Co., Ltd.	3,067,531	7,287,585

Personal Products – 1.7%
Unilever PLC	341,040	17,198,713

46 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Tobacco – 0.0%
VST Industries Ltd.	6,030	$219,819

		106,364,449

Communication Services – 9.5%
Diversified Telecommunication Services – 1.0%
China Unicom Hong Kong Ltd.	8,566,000	4,996,121
Megacable Holdings SAB de CV	975,600	2,657,942
Telekomunikasi Indonesia Persero Tbk PT	13,433,000	2,608,911

		10,262,974

Entertainment – 2.7%
NCSoft Corp.	29,640	15,818,996
NetEase, Inc. (ADR)	37,510	12,039,210

		27,858,206

Interactive Media & Services – 4.7%
Info Edge India Ltd.	13,850	377,345
Momo, Inc. (Sponsored ADR)	280,750	6,089,467
Tencent Holdings Ltd.	796,400	39,364,136
Yandex NV – Class A(a)	76,040	2,589,162

		48,420,110

Wireless Telecommunication Services – 1.1%
China Mobile Ltd.	705,000	5,283,468
Safaricom PLC	22,074,460	5,591,048

		10,874,516

		97,415,806

Materials – 6.7%
Chemicals – 1.3%
Kumho Petrochemical Co., Ltd.	170,780	9,015,686
Orbia Advance Corp. SAB de CV	3,098,520	3,416,895
Pidilite Industries Ltd.	46,530	833,129
TOA Paint Thailand PCL	330,800	317,519

		13,583,229

Construction Materials – 3.0%
Anhui Conch Cement Co., Ltd. – Class A	415,295	3,180,381
Anhui Conch Cement Co., Ltd. – Class H	1,648,000	11,321,125
China Resources Cement Holdings Ltd.	5,924,000	6,959,662
Grupo Cementos de Chihuahua SAB de CV	578,030	1,705,642
Huaxin Cement Co., Ltd.	2,406,697	7,762,956

		30,929,766

Metals & Mining – 2.4%
Antofagasta PLC	1,002,970	9,578,815
KGHM Polska Miedz SA(a)	96,046	1,372,745
Polyus PJSC (GDR)(b)	75,640	5,158,648

abfunds.com	AB BLENDED STYLE FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

POSCO	49,878	$6,563,336
Vedanta Ltd.	1,939,280	1,649,365

		24,322,909

		68,835,904

Industrials – 5.0%
Aerospace & Defense – 0.2%
Embraer SA(a)	1,334,800	2,450,683

Building Products – 0.1%
Kajaria Ceramics Ltd.	110,790	546,288

Commercial Services & Supplies – 2.0%
A-Living Services Co., Ltd. – Class H(b)	2,238,750	10,736,621
Sunny Friend Environmental Technology Co., Ltd.	1,254,000	9,586,073

		20,322,694

Electrical Equipment – 0.1%
Voltronic Power Technology Corp.	56,150	1,166,899

Machinery – 1.6%
Han’s Laser Technology Industry Group Co., Ltd.	77,400	304,045
Sany Heavy Industry Co., Ltd.	2,015,191	4,839,024
Weichai Power Co., Ltd. – Class H	7,320,000	11,659,972

		16,803,041

Professional Services – 0.3%
L&T Technology Services Ltd.(b)	225,417	3,450,311

Road & Rail – 0.5%
Globaltrans Investment PLC (Sponsored GDR)(b)	356,601	1,871,708
Localiza Rent a Car SA	424,004	2,146,091
Rumo SA(a)	197,700	747,638

		4,765,437

Trading Companies & Distributors – 0.2%
Barloworld Ltd.	522,520	1,898,409

Transportation Infrastructure – 0.0%
Grupo Aeroportuario del Centro Norte SAB de CV	49,650	168,022

		51,571,784

Real Estate – 4.8%
Equity Real Estate Investment Trusts (REITs) – 0.8%
Embassy Office Parks Reit(a)	1,031,000	4,777,692

48 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Fibra Uno Administracion SA de CV	4,327,930	$3,397,031

		8,174,723

Real Estate Management & Development – 4.0%
Aldar Properties PJSC	7,521,590	3,103,384
CIFI Holdings Group Co., Ltd.	17,844,000	12,650,331
Midea Real Estate Holding Ltd.(b)	2,064,800	5,071,852
Poly Developments and Holdings Group Co., Ltd. – Class A	3,735,478	7,773,424
Times China Holdings Ltd.	6,147,000	10,129,376
Times Neighborhood Holdings Ltd.(a)(b)	699,323	552,011
Vincom Retail JSC	2,011,573	1,601,692

		40,882,070

		49,056,793

Energy – 4.7%
Oil, Gas & Consumable Fuels – 4.7%
LUKOIL PJSC (Sponsored ADR)	311,339	18,418,815
PetroChina Co., Ltd. – Class H	17,614,000	6,384,012
Petroleo Brasileiro SA (Preference Shares)	4,448,400	11,976,890
Petronet LNG Ltd.	842,240	2,228,148
S-Oil Corp.	90,068	4,184,182
Tatneft PJSC (Sponsored ADR)	78,707	2,982,995
Tupras Turkiye Petrol Rafinerileri AS(a)	228,268	2,597,802

		48,772,844

Health Care – 2.9%
Biotechnology – 0.1%
Zai Lab Ltd. (ADR)(a)	17,780	915,314

Health Care Equipment & Supplies – 0.1%
Yestar Healthcare Holdings Co., Ltd.(a)	7,452,500	1,242,294

Health Care Providers & Services – 1.8%
Cleopatra Hospital(a)	2,685,130	784,727
Dr. Lal PathLabs Ltd.(b)	43,512	801,037
Integrated Diagnostics Holdings PLC(b)	137,230	459,721
Jinxin Fertility Group Ltd.(a)(b)	5,618,400	6,154,981
MLP Saglik Hizmetleri AS(a)(b)	1,176,870	2,300,393
Notre Dame Intermedica Participacoes SA	85,600	740,666
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	4,258,600	7,185,753

		18,427,278

Life Sciences Tools & Services – 0.1%
Hangzhou Tigermed Consulting Co., Ltd. – Class A	98,754	884,268

abfunds.com	AB BLENDED STYLE FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Pharmaceuticals – 0.8%
China Resources Pharmaceutical Group Ltd.(b)	5,499,200	$3,283,457
Genomma Lab Internacional SAB de CV – Class B(a)	4,348,960	3,483,201
Richter Gedeon Nyrt	66,280	1,249,978

		8,016,636

		29,485,790

Utilities – 2.7%
Electric Utilities – 1.8%
Centrais Eletricas Brasileiras SA	463,300	2,127,430
Centrais Eletricas Brasileiras SA (Preference Shares)	22,500	112,714
Equatorial Energia SA	3,097,200	10,490,699
Power Grid Corp. of India Ltd.	2,622,707	5,498,987

		18,229,830

Gas Utilities – 0.9%
China Resources Gas Group Ltd.	382,000	1,916,973
ENN Energy Holdings Ltd.	408,000	3,952,395
GAIL India Ltd.	3,317,550	3,332,672

		9,202,040

		27,431,870

Total Common Stocks (cost $1,111,044,072)		964,670,943

EQUITY LINKED NOTES – 2.3%
Information Technology – 1.0%
Electronic Equipment, Instruments & Components – 1.0%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2021(a)	6,111,804	10,636,201

Financials – 0.8%
Banks – 0.8%
Bank for Foreign Trade of Vietnam JSC, Macquarie Bank Ltd., expiring 06/07/2021(a)	1,187,610	3,117,879
Emirates NBD Bank PJSC, Merrill Lynch & Co., Inc., expiring 01/03/2022(a)	2,846,642	5,579,418

		8,697,297

Real Estate – 0.4%
Real Estate Management & Development – 0.4%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 03/31/2021(a)	4,606,644	3,735,330

50 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Consumer Discretionary – 0.1%
Specialty Retail – 0.1%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 03/31/2021(a)	451,986	$1,127,238

Total Equity Linked Notes (cost $33,538,524)		24,196,066

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.53%(c)(d)(e) (cost $39,613,701)	39,613,701	39,613,701

Total Investments – 100.1% (cost $1,184,196,297)		1,028,480,710
Other assets less liabilities – (0.1)%		(1,474,265)

Net Assets – 100.0%		$1,027,006,445

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	195,673	USD	2,705	04/23/2020	$136,225
Bank of America, NA	EUR	2,474	USD	2,776	05/15/2020	43,185
Bank of America, NA	EUR	1,311	USD	1,423	05/15/2020	(25,549)
Bank of America, NA	GBP	12,042	USD	14,193	05/15/2020	(777,102)
Bank of America, NA	PLN	8,184	USD	2,167	05/15/2020	189,109
Bank of America, NA	ZAR	16,716	USD	954	05/15/2020	25,016
Barclays Bank PLC	INR	584,416	USD	7,935	04/23/2020	261,304
Barclays Bank PLC	USD	6,495	INR	502,007	04/23/2020	96,101
Barclays Bank PLC	USD	5,469	INR	393,387	04/23/2020	(304,214)
Barclays Bank PLC	USD	13,037	KRW	15,974,467	05/14/2020	84,845
Barclays Bank PLC	USD	5,352	KRW	6,368,822	05/14/2020	(120,095)
Barclays Bank PLC	CNY	13,823	USD	1,988	05/15/2020	38,557
Barclays Bank PLC	CNY	27,721	USD	3,885	05/15/2020	(25,102)
Barclays Bank PLC	GBP	1,279	USD	1,581	05/15/2020	(9,435)
Barclays Bank PLC	USD	3,218	EUR	2,821	05/15/2020	(101,529)
Barclays Bank PLC	USD	3,838	RUB	291,118	05/20/2020	(134,656)
Barclays Bank PLC	TWD	78,061	USD	2,620	05/21/2020	19,488
Barclays Bank PLC	TWD	45,555	USD	1,517	05/21/2020	(849)
Barclays Bank PLC	USD	5,485	TWD	165,383	05/21/2020	25,365
Barclays Bank PLC	USD	9,258	TWD	276,642	05/21/2020	(40,772)
Barclays Bank PLC	TWD	297,000	USD	9,849	05/22/2020	(48,677)
Barclays Bank PLC	USD	61,589	TWD	1,846,932	05/22/2020	(40,412)
Barclays Bank PLC	MYR	17,398	USD	4,152	08/13/2020	126,218
Barclays Bank PLC	USD	11,493	MYR	47,538	08/13/2020	(492,701)

abfunds.com	AB BLENDED STYLE FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	5,199,317	USD	4,381	05/14/2020	$110,163
BNP Paribas SA	USD	4,766	KRW	5,769,361	05/14/2020	(26,503)
BNP Paribas SA	CNY	24,975	USD	3,580	05/15/2020	57,455
BNP Paribas SA	CNY	29,629	USD	4,176	05/15/2020	(2,670)
BNP Paribas SA	PLN	6,299	USD	1,514	05/15/2020	(8,062)
BNP Paribas SA	USD	9,559	CNY	67,410	05/15/2020	(51,610)
BNP Paribas SA	USD	3,454	ZAR	60,430	05/15/2020	(96,046)
BNP Paribas SA	ZAR	30,995	USD	1,987	05/15/2020	264,791
Citibank, NA	BRL	79,915	USD	18,173	04/02/2020	2,792,982
Citibank, NA	BRL	45,876	USD	8,825	04/02/2020	(4,415)
Citibank, NA	USD	15,372	BRL	79,915	04/02/2020	7,692
Citibank, NA	USD	9,439	BRL	45,876	04/02/2020	(610,105)
Citibank, NA	INR	244,442	USD	3,406	04/23/2020	196,928
Citibank, NA	USD	5,948	INR	453,725	04/23/2020	9,130
Citibank, NA	CLP	2,050,617	USD	2,435	05/13/2020	36,305
Citibank, NA	KRW	1,682,702	USD	1,397	05/14/2020	14,595
Citibank, NA	KRW	3,515,042	USD	2,885	05/14/2020	(2,084)
Citibank, NA	CNY	25,972	USD	3,722	05/15/2020	59,193
Citibank, NA	EUR	5,520	USD	6,060	05/15/2020	(37,720)
Citibank, NA	HUF	583,912	USD	1,986	05/15/2020	198,654
Citibank, NA	PLN	8,798	USD	2,123	05/15/2020	(2,744)
Citibank, NA	TRY	15,898	USD	2,519	05/15/2020	145,923
Citibank, NA	USD	5,559	CNY	38,890	05/15/2020	(74,237)
Citibank, NA	USD	5,094	EUR	4,519	05/15/2020	(102,180)
Citibank, NA	USD	2,098	PLN	8,184	05/15/2020	(120,285)
Citibank, NA	USD	3,023	TRY	19,826	05/15/2020	(63,262)
Citibank, NA	RUB	1,825,113	USD	25,112	05/20/2020	1,893,689
Citibank, NA	USD	7,589	RUB	552,734	05/20/2020	(557,839)
Citibank, NA	TWD	115,572	USD	3,881	05/21/2020	30,155
Credit Suisse International	ZAR	55,478	USD	3,300	05/15/2020	217,059
Deutsche Bank AG	USD	27,763	ZAR	415,183	05/15/2020	(4,692,268)
Goldman Sachs Bank USA	BRL	9,279	USD	1,785	04/02/2020	(893)
Goldman Sachs Bank USA	USD	1,992	BRL	9,279	04/02/2020	(205,867)
Goldman Sachs Bank USA	INR	202,473	USD	2,803	04/23/2020	144,408
Goldman Sachs Bank USA	USD	3,592	INR	256,932	04/23/2020	(218,703)
Goldman Sachs Bank USA	USD	2,044	BRL	10,555	05/05/2020	(17,083)
Goldman Sachs Bank USA	KRW	8,736,102	USD	7,354	05/14/2020	177,958
Goldman Sachs Bank USA	USD	3,053	KRW	3,622,012	05/14/2020	(77,843)
Goldman Sachs Bank USA	MXN	126,727	USD	5,362	05/15/2020	53,303
Goldman Sachs Bank USA	PLN	19,694	USD	4,907	05/15/2020	147,052
Goldman Sachs Bank USA	USD	2,520	HUF	783,867	05/15/2020	(121,009)
Goldman Sachs Bank USA	USD	2,070	MXN	49,508	05/15/2020	3,920
Goldman Sachs Bank USA	TWD	39,789	USD	1,323	05/22/2020	(2,704)
HSBC Bank USA	CNY	71,644	USD	10,292	05/15/2020	187,284
HSBC Bank USA	TRY	33,236	USD	5,355	05/15/2020	394,055
JPMorgan Chase Bank, NA	BRL	6,034	USD	1,297	04/02/2020	135,347
JPMorgan Chase Bank, NA	USD	1,161	BRL	6,034	04/02/2020	581
JPMorgan Chase Bank, NA	INR	132,795	USD	1,775	04/23/2020	31,868
JPMorgan Chase Bank, NA	IDR	56,645,753	USD	4,001	05/05/2020	539,962
JPMorgan Chase Bank, NA	USD	6,657	IDR	96,724,386	05/05/2020	(746,470)

52 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	KRW	7,208,084	USD	6,077	05/14/2020	$155,827
JPMorgan Chase Bank, NA	USD	8,222	KRW	9,708,433	05/14/2020	(247,041)
JPMorgan Chase Bank, NA	TRY	9,914	USD	1,515	05/15/2020	35,162
JPMorgan Chase Bank, NA	USD	2,072	TWD	61,858	05/21/2020	(11,199)
Morgan Stanley Capital Services, Inc.	BRL	30,794	USD	5,923	04/02/2020	(2,964)
Morgan Stanley Capital Services, Inc.	USD	6,155	BRL	30,794	04/02/2020	(228,739)
Morgan Stanley Capital Services, Inc.	INR	246,252	USD	3,381	04/23/2020	148,173
Morgan Stanley Capital Services, Inc.	BRL	30,794	USD	6,145	05/05/2020	231,138
Morgan Stanley Capital Services, Inc.	IDR	40,078,633	USD	2,890	05/05/2020	440,613
Morgan Stanley Capital Services, Inc.	KRW	38,567,142	USD	32,543	05/14/2020	863,978
Morgan Stanley Capital Services, Inc.	USD	2,231	EUR	1,995	05/15/2020	(27,028)
Morgan Stanley Capital Services, Inc.	ZAR	46,901	USD	2,907	05/15/2020	301,068
Morgan Stanley Capital Services, Inc.	ZAR	41,865	USD	2,312	05/15/2020	(14,793)
Natwest Markets PLC	EUR	13,084	USD	14,345	05/15/2020	(108,825)
Natwest Markets PLC	PLN	7,946	USD	1,855	05/15/2020	(65,727)
Natwest Markets PLC	USD	3,287	EUR	2,943	05/15/2020	(35,653)
Standard Chartered Bank	USD	22,675	CNY	158,252	05/15/2020	(354,878)
State Street Bank & Trust Co.	CNY	120,409	USD	17,172	05/15/2020	189,250
State Street Bank & Trust Co.	HUF	199,955	USD	665	05/15/2020	53,508
State Street Bank & Trust Co.	THB	269,509	USD	8,580	05/15/2020	366,582
State Street Bank & Trust Co.	THB	45,695	USD	1,391	05/15/2020	(2,013)
State Street Bank & Trust Co.	USD	7,080	CNY	49,621	05/15/2020	(80,978)
State Street Bank & Trust Co.	USD	24,597	THB	769,502	05/15/2020	(1,145,813)
State Street Bank & Trust Co.	USD	3,860	ZAR	58,887	05/15/2020	(587,686)
UBS AG	ZAR	44,726	USD	2,515	05/15/2020	30,082

						$(1,165,786)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $84,232,305 or 8.2% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

abfunds.com	AB BLENDED STYLE FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Currency Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

PLN – Polish Zloty

RUB – Russian Ruble

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

PJSC – Public Joint Stock Company

See notes to financial statements.

54 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (unaudited)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Assets
Investments in securities at value
Unaffiliated issuers	$1,021,829,590	$2,417,021,633	$988,867,009
Affiliated issuers	37,770,312	99,888,231	39,613,701
Foreign currencies, at value(a)	6,773,333	16,142,017	2,143,783
Cash collateral due from broker	259,003	279,990	650,117
Receivables:
Unaffiliated interest and dividends	3,475,371	8,282,826	3,447,142
Affiliated dividends	26,510	61,730	25,309
Foreign withholding tax reclaims	2,844,787	5,902,184	33,496
Investment securities sold and foreign currency transactions	4,247,572	10,823,739	18,011,452
Capital shares sold	224,303	788,104	459,785
Unrealized appreciation of forward currency exchange contracts	14,290,920	37,829,321	11,711,246

Total assets	1,091,741,701	2,597,019,775	1,064,963,040

Liabilities
Cash collateral due to broker	2,119,000	6,290,000	5,570,000
Payables:
Investment securities purchased and foreign currency transactions	6,061,336	13,263,868	17,278,317
Capital shares redeemed	347,596	3,034,329	964,176
Management fee	683,269	1,626,950	869,584
Shareholder servicing fee	173,229	474,958	197,470
Transfer Agent fee	19,473	29,827	41,690
Directors’ fees payable	192	5,760	2,205
Distribution fee	1,037	335	0
Accrued expenses	87,812	157,457	156,121
Unrealized depreciation of forward currency exchange contracts	12,096,924	32,784,664	12,877,032

Total liabilities	21,589,868	57,668,148	37,956,595

Net Assets	$1,070,151,833	$2,539,351,627	$1,027,006,445

Cost of investments
Unaffiliated issuers	$1,111,965,552	$2,669,492,751	$1,144,582,596
Affiliated issuers	37,770,312	99,888,231	39,613,701
Net Assets Consist of:
Capital stock, at par	$82,882	$188,909	$48,216
Additional paid-in capital	1,286,819,338	3,059,055,272	1,252,670,369
Accumulated loss(b)	(216,750,387)	(519,892,554)	(225,712,140)

	$1,070,151,833	$2,539,351,627	$1,027,006,445

(a)	Cost: $6,794,445, $16,177,350 and $2,154,056, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $0, $0 and $8,408, respectively.

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 55

STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class/Tax-Managed International Class/Emerging Markets Class Shares
Net Assets	$804,620,434	$2,187,091,494	$881,599,560
Shares of capital stock outstanding	62,058,053	162,355,925	41,392,970

Net asset value, offering and redemption price per share	$12.97	$13.47	$21.30

Class A Shares
Net Assets	$2,771,127	$1,155,534
Shares of capital stock outstanding	214,999	87,011

Net asset value and redemption price per share	$12.89	$13.28
Sales charge—4.25% of public offering price	0.57	0.59

Maximum offering price	$13.46	$13.87

Class C Shares
Net Assets	$511,902	$101,570
Shares of capital stock outstanding	39,708	7,563

Net asset value and offering price per share	$12.89	$13.43

Class Z Shares
Net Assets	$262,248,370	$351,003,029	$145,406,885
Shares of capital stock outstanding	20,569,579	26,458,108	6,822,698

Net asset value and offering price per share	$12.75	$13.27	$21.31

See notes to financial statements.

56 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2020 (unaudited)

	International Portfolio			Tax-Managed International Portfolio		Emerging Markets Portfolio
Investment Income
Income:
Interest	$	– 0	–	$7,739		$	– 0	–
Dividends
Unaffiliated issuers(a)		10,952,117		26,080,069			11,049,168
Affiliated issuers		239,045		598,309			150,277
Other income		1,500		– 0	–		– 0	–

Total income		11,192,662		26,686,117			11,199,445

Expenses:
Management fee (see Note 2A)		5,191,443		11,951,384			6,343,584
Shareholder servicing fee (see Note 2B)		1,313,851		3,565,760			1,438,740
Custodian fee		175,444		262,106			273,916
Transfer Agent fee – Non-Retail Class		53,667		83,530			128,723
Transfer Agent fee – Class A		5,002		1,739			– 0	–
Transfer Agent fee – Class B		– 0	–	1			– 0	–
Transfer Agent fee – Class C		913		153			– 0	–
Transfer Agent fee – Class Z		32,894		43,850			19,703
Distribution fees – Class A		4,628		1,877			– 0	–
Distribution fees – Class B		– 0	–	3			– 0	–
Distribution fees – Class C		3,305		636			– 0	–
Directors’ fees and expenses		28,692		65,978			26,375
Auditing and tax fees		24,881		54,127			23,408
Registration fees		37,014		40,109			14,665
Printing fees		23,334		20,712			29,040
Legal fees		17,456		40,951			16,637
Miscellaneous		32,482		47,772			77,599

Total expenses		6,945,006		16,180,688			8,392,390
Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2E)		(33,618)		(43,661)			(10,176)

Net expenses		6,911,388		16,137,027			8,382,214

Net investment income		4,281,274		10,549,090			2,817,231

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 57

STATEMENT OF OPERATIONS (continued)

International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$(31,712,316)	$(82,032,092)	$(21,249,444)
Forward currency exchange contracts	(2,804,642)	(6,653,527)	3,015,496
Futures	(6,229,742)	(15,753,928)	(76,176)
Foreign currency transactions	(2,015,352)	(6,097,347)	(1,457,035)

Net realized loss on investment and foreign currency transactions	(42,762,052)	(110,536,894)	(19,767,159)

Net change in unrealized appreciation/depreciation of:
Investments(c)	(203,304,110)	(492,295,966)	(192,735,079)
Forward currency exchange contracts	2,809,487	9,180,067	(1,402,300)
Futures	(27,594)	38,116	– 0	–
Foreign currency denominated assets and liabilities	84,552	136,565	(101,984)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(200,437,665)	(482,941,218)	(194,239,363)

Net realized and unrealized loss on investment and foreign currency transactions	(243,199,717)	(593,478,112)	(214,006,522)

Net decrease in net assets resulting from operations	$(238,918,443)	$(582,929,022)	$(211,189,291)

(a)	Net of foreign withholding taxes of $1,248,898, $2,962,640 and $1,645,865 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b)	Net of foreign capital gains taxes of $439,101, $966,192 and $5,885 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c)

Net of (increase) decrease in accrued foreign capital gains taxes of $454,177, $1,079,079 and $(4,308) for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See notes to financial statements.

58 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

International Portfolio
Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,281,274	$21,035,753
Net realized loss on investment and foreign currency transactions	(42,762,052)	(57,539,360)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(200,437,665)	(33,346,662)

Net decrease in net assets resulting from operations	(238,918,443)	(69,850,269)
Distributions to Shareholders
International Class	(17,054,513)	(52,502,914)
Class A	(56,718)	(158,641)
Class B	– 0	–	(77)
Class C	(4,235)	(26,508)
Class Z	(6,424,778)	(16,807,013)

Total distributions to shareholders	(23,540,244)	(69,495,153)

Capital-share transactions:
Net proceeds from sales of shares	34,336,022	100,534,838
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,530,937	66,712,565

Total proceeds from shares sold	54,866,959	167,247,403
Cost of shares redeemed	(116,327,914)	(175,391,195)

Net decrease in net assets from capital-share transactions	(61,460,955)	(8,143,792)

Net decrease in net assets	(323,919,642)	(147,489,214)
Net Assets:
Beginning of period	1,394,071,475	1,541,560,689

End of period	$1,070,151,833	$1,394,071,475

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 59

STATEMENT OF CHANGES IN NET ASSETS (continued)

Tax-Managed International Portfolio
Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,549,090	$49,744,876
Net realized loss on investment and foreign currency transactions	(110,536,894)	(155,637,336)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(482,941,218)	(57,761,010)

Net decrease in net assets resulting from operations	(582,929,022)	(163,653,470)
Distributions to Shareholders
Tax-Managed International Class	(40,202,471)	(43,586,547)
Class A	(19,844)	(39,012)
Class B	– 0	–	(20)
Class C	(629)	(1,323)
Class Z	(7,286,992)	(7,581,300)

Total distributions to shareholders	(47,509,936)	(51,208,202)

Capital-share transactions:
Net proceeds from sales of shares	77,352,524	244,949,089
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	38,819,203	42,388,672

Total proceeds from shares sold	116,171,727	287,337,761
Cost of shares redeemed	(218,317,289)	(365,621,413)

Net decrease in net assets from capital-share transactions	(102,145,562)	(78,283,652)

Net decrease in net assets	(732,584,520)	(293,145,324)
Net Assets:
Beginning of period	3,271,936,147	3,565,081,471

End of period	$2,539,351,627	$3,271,936,147

See notes to financial statements.

60 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS (continued)

Emerging Markets Portfolio
Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,817,231	$25,887,419
Net realized loss on investment and foreign currency transactions	(19,767,159)	(47,651,320)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(194,239,363)	7,911,117
Contributions from affiliates (see Note 2A)	– 0	–	70,803

Net decrease in net assets resulting from operations	(211,189,291)	(13,781,981)
Distributions to Shareholders
Emerging Markets Class	(18,666,186)	(78,152,549)
Class Z	(3,434,131)	(12,884,657)

Total distributions to shareholders	(22,100,317)	(91,037,206)

Capital-share transactions:
Net proceeds from sales of shares	52,606,715	205,841,076
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,642,108	70,945,839

Total proceeds from shares sold	71,248,823	276,786,915
Cost of shares redeemed	(108,266,469)	(226,873,188)

Net increase (decrease) in net assets from capital-share transactions	(37,017,646)	49,913,727

Net decrease in net assets	(270,307,254)	(54,905,460)
Net Assets:
Beginning of period	1,297,313,699	1,352,219,159

End of period	$1,027,006,445	$1,297,313,699

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 61

NOTES TO FINANCIAL STATEMENTS

March 31, 2020 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The Class A, C and Z shares (collectively, the “AB International Retail Class shares”) of AB International Portfolio and AB Tax-Managed International Portfolio and the Class Z shares of AB Emerging Markets Portfolio are shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Class B of the International Portfolio and Tax-Managed International Portfolio have been authorized but currently are not offered. Class R shares for the International Portfolio have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B Shares of the Fund were converted to Class A shares. Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

62 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party

abfunds.com	AB BLENDED STYLE FUNDS | 63

NOTES TO FINANCIAL STATEMENTS (continued)

broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

64 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2020:

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$33,215,018		$141,941,990		$	– 0	–	$175,157,008
Financials	3,486,775		150,224,586			– 0	–	153,711,361
Consumer Staples	19,838,801		122,338,542			– 0	–	142,177,343
Industrials	15,804,301		110,458,736			– 0	–	126,263,037
Health Care	8,822,677		109,581,752			199,406		118,603,835
Consumer Discretionary	13,639,228		79,174,597			– 0	–	92,813,825
Communication Services	3,969,139		59,899,297			– 0	–	63,868,436
Materials	6,497,380		46,718,025			– 0	–	53,215,405
Energy	– 0	–	37,128,671			– 0	–	37,128,671
Utilities	– 0	–	36,806,998			– 0	–	36,806,998
Real Estate	– 0	–	22,083,671			– 0	–	22,083,671
Short-Term Investments	37,770,312		– 0	–		– 0	–	37,770,312

Total Investments in Securities	143,043,631		916,356,865	(a)		199,406		1,059,599,902
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	14,290,920			– 0	–	14,290,920
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(12,096,924)			– 0	–	(12,096,924)

Total	$143,043,631		$918,550,861			$199,406		$1,061,793,898

abfunds.com	AB BLENDED STYLE FUNDS | 65

NOTES TO FINANCIAL STATEMENTS (continued)

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$79,619,358		$332,361,633		$	– 0	–	$411,980,991
Financials	8,218,860		355,191,635			– 0	–	363,410,495
Consumer Staples	44,263,024		292,571,560			– 0	–	336,834,584
Industrials	38,556,701		260,184,132			– 0	–	298,740,833
Health Care	20,659,141		261,522,018			490,186		282,671,345
Consumer Discretionary	33,934,359		185,571,327			– 0	–	219,505,686
Communication Services	8,924,668		141,324,699			– 0	–	150,249,367
Materials	15,444,444		111,925,479			– 0	–	127,369,923
Energy	– 0	–	88,060,119			– 0	–	88,060,119
Utilities	– 0	–	85,673,491			– 0	–	85,673,491
Real Estate	– 0	–	52,524,799			– 0	–	52,524,799
Short-Term Investments	99,888,231		– 0	–		– 0	–	99,888,231

Total Investments in Securities	349,508,786		2,166,910,892	(a)		490,186		2,516,909,864
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	37,829,321			– 0	–	37,829,321
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(32,784,664)			– 0	–	(32,784,664)

Total	$349,508,786		$2,171,955,549			$490,186		$2,521,954,521

66 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$31,886,461		$143,059,235		$	– 0	–	$174,945,696
Information Technology	31,716,531		143,119,939			– 0	–	174,836,470
Consumer Discretionary	45,575,711		90,377,826			– 0	–	135,953,537
Consumer Staples	18,688,194		87,676,255			– 0	–	106,364,449
Communication Services	23,375,781		74,040,025			– 0	–	97,415,806
Materials	10,281,185		58,554,719			– 0	–	68,835,904
Industrials	5,513,648		46,058,136			– 0	–	51,571,784
Real Estate	3,397,031		45,659,762			– 0	–	49,056,793
Energy	33,378,700		15,394,144			– 0	–	48,772,844
Health Care	6,383,629		23,102,161			– 0	–	29,485,790
Utilities	12,730,843		14,701,027			– 0	–	27,431,870
Equity Linked Notes	– 0	–	24,196,066			– 0	–	24,196,066
Short-Term Investments	39,613,701		– 0	–		– 0	–	39,613,701

Total Investments in Securities	262,541,415		765,939,295	(a)		– 0	–	1,028,480,710
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	11,711,246			– 0	–	11,711,246
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(12,877,032)			– 0	–	(12,877,032)

Total	$262,541,415		$764,773,509		$	– 0	–	$1,027,314,924

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

abfunds.com	AB BLENDED STYLE FUNDS | 67

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

68 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal

abfunds.com	AB BLENDED STYLE FUNDS | 69

NOTES TO FINANCIAL STATEMENTS (continued)

income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Thereafter
International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Tax-Managed International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Emerging Markets	0.950%	0.900%	0.850%

During the year ended September 30, 2019, the Adviser reimbursed the Emerging Markets Portfolio $70,803 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its

70 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an

abfunds.com	AB BLENDED STYLE FUNDS | 71

NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of .25%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $32,894, Tax-Managed International Portfolio, $43,850 and Emerging Markets Portfolio, $18,450 for the six months ended March 31, 2020.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2020, such waivers amounted to $18,004 and $4,558, respectively.

C. Distribution Arrangements—International, Tax-Managed International and Emerging Markets Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the

72 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
International	$1,461,646
Tax-Managed International	1,237,578

There are no distribution and servicing fees on Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2020, such waivers amounted to:

Amount
International	$15,614
Tax-Managed International	39,103
Emerging Markets	10,176

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2020 is as follows:

Portfolio	Market Value 9/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/20 (000)	Dividend Income (000)
International	$17,945	$156,918	$137,093	$37,770	$239
Tax-Managed International	48,727	308,174	257,013	99,888	598
Emerging Markets	11,747	209,327	181,460	39,614	150

abfunds.com	AB BLENDED STYLE FUNDS | 73

NOTES TO FINANCIAL STATEMENTS (continued)

F. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the six months ended March 31, 2020, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class C
International	$29		$12	$	– 0	–
Tax-Managed International	– 0	–	5		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2020, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$278,573,266	$	– 0	–	$381,102,150	$	– 0	–
Tax-Managed International	645,490,114		– 0	–	838,068,981		– 0	–
Emerging Markets	490,861,442		– 0	–	556,231,075		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Appreciation	(Depreciation)
International	$117,756,477	$(205,698,443)	$(87,941,966)
Tax-Managed International	268,239,793	(515,666,254)	(247,426,461)
Emerging Markets	74,751,482	(231,632,855)	(156,881,373)

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

74 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

abfunds.com	AB BLENDED STYLE FUNDS | 75

NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended March 31, 2020, the International Portfolio and Tax-Managed International Portfolio held futures for non-hedging purposes, and the Emerging Markets Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2020, the International Portfolio and Tax-Managed International Portfolio held forward currency exchange contracts for non-hedging purposes, and the Emerging Markets Portfolio held forward currency exchange contracts for hedging purposes.

76 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2020, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$14,290,920	Unrealized depreciation on forward currency exchange contracts	$12,096,924

Total		$14,290,920		$12,096,924

abfunds.com	AB BLENDED STYLE FUNDS | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(6,229,742)	$(27,594)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(2,804,642)	2,809,487

Total		$(9,034,384)	$2,781,893

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$37,829,321	Unrealized depreciation on forward currency exchange contracts	$32,784,664

Total		$37,829,321		$32,784,664

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(15,753,928)	$38,116

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,653,527)	9,180,067

Total		$(22,407,455)	$9,218,183

78 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Markets Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$11,711,246	Unrealized depreciation on forward currency exchange contracts	$12,877,032

Total		$11,711,246		$12,877,032

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(76,176)	$	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	3,015,496		(1,402,300)

Total		$2,939,320		$(1,402,300)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2020:

International Portfolio
Futures:
Average notional amount of buy contracts	$26,577,106	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$387,519,377
Average principal amount of sale contracts	$376,222,625

(a)	Positions were open for five months during the period.

Tax-Managed International Portfolio
Futures:
Average notional amount of buy contracts	$69,024,266	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$914,684,102
Average principal amount of sale contracts	$894,296,072

(b)	Positions were open for five months during the period.

abfunds.com	AB BLENDED STYLE FUNDS | 79

NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Markets Portfolio
Futures:
Average notional amount of buy contracts	$12,408,294	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$296,201,024
Average principal amount of sale contracts	$280,046,185

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$1,605,914	$(268,069)		$	– 0	–	$	– 0	–	$1,337,845
Barclays Bank PLC	3,449,290	(646,490)			(1,290,000)			– 0	–	1,512,800
Citibank, NA	3,891,949	(2,579,873)			(658,000)			– 0	–	654,076
Credit Suisse International	995,564	(656,221)			– 0	–		– 0	–	339,343
Deutsche Bank AG	103,605	– 0	–		– 0	–		– 0	–	103,605
Goldman Sachs Bank USA	390,181	(390,181)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	453,844	(453,844)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,730,667	(167,503)			– 0	–		– 0	–	1,563,164
Morgan Stanley Capital Services, Inc.	786,975	(786,975)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	578,856	– 0	–		– 0	–		– 0	–	578,856
Standard Chartered Bank	35,744	(35,744)			– 0	–		– 0	–	– 0	–

80 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
State Street Bank & Trust Co.	$236,182	$(236,182)	$	– 0	–	$	– 0	–	$	– 0	–
UBS AG	32,149	– 0	–	– 0	–	– 0	–	32,149

Total	$14,290,920	$(6,221,082)	$(1,948,000)	$	– 0	–	$6,121,838	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$268,069	$(268,069)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	646,490	(646,490)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	271,064	– 0	–	(259,000)	– 0	–	12,064
Citibank, NA	2,579,873	(2,579,873)	– 0	–	– 0	–	– 0	–
Credit Suisse International	656,221	(656,221)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	672,993	(390,181)	– 0	–	– 0	–	282,812
HSBC Bank USA	746,840	(453,844)	– 0	–	– 0	–	292,996
JPMorgan Chase Bank, NA	167,503	(167,503)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	1,748,497	(786,975)	– 0	–	– 0	–	961,522
Standard Chartered Bank	83,808	(35,744)	– 0	–	– 0	–	48,064
State Street Bank & Trust Co.	4,255,566	(236,182)	– 0	–	– 0	–	4,019,384

Total	$12,096,924	$(6,221,082)	$(259,000)	$	– 0	–	$5,616,842	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

abfunds.com	AB BLENDED STYLE FUNDS | 81

NOTES TO FINANCIAL STATEMENTS (continued)

Tax-Managed International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$4,976,911	$	– 0	–	$	– 0	–	$	– 0	–	$4,976,911
Barclays Bank PLC	7,371,690	(1,486,693)	(3,725,000)	– 0	–	2,159,997
BNP Paribas SA	133,754	(133,754)	– 0	–	– 0	–	– 0	–
Citibank, NA	10,232,838	(5,637,921)	(1,663,000)	– 0	–	2,931,917
Credit Suisse International	3,468,321	(1,365,525)	– 0	–	– 0	–	2,102,796
Goldman Sachs Bank USA	925,418	(925,418)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	1,094,023	(1,094,023)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	5,245,973	(390,017)	(275,000)	– 0	–	4,580,956
Morgan Stanley Capital Services, Inc.	1,868,583	(1,868,583)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	1,722,752	(759,049)	(312,000)	– 0	–	651,703
Standard Chartered Bank	76,402	(76,402)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	301,575	(301,575)	– 0	–	– 0	–	– 0	–
UBS AG	411,081	(257,756)	– 0	–	– 0	–	153,325

Total	$37,829,321	$(14,296,716)	$(5,975,000)	$	– 0	–	$17,557,605	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,486,693	$(1,486,693)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	522,486	(133,754)	– 0	–	– 0	–	388,732
Citibank, NA	5,637,921	(5,637,921)	– 0	–	– 0	–	– 0	–
Credit Suisse International	1,365,525	(1,365,525)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	1,083,363	(925,418)	– 0	–	– 0	–	157,945
HSBC Bank USA	3,702,222	(1,094,023)	– 0	–	– 0	–	2,608,199

82 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$390,017	$(390,017)	$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley Capital Services, Inc.	6,766,125	(1,868,583)		– 0	–		– 0	–		4,897,542
Natwest Markets PLC	759,049	(759,049)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	444,792	(76,402)		(280,000)			– 0	–		88,390
State Street Bank & Trust Co.	10,368,715	(301,575)		– 0	–		– 0	–		10,067,140
UBS AG	257,756	(257,756)		– 0	–		– 0	–		– 0	–

Total	$32,784,664	$(14,296,716)		$(280,000)		$	– 0	–		$18,207,948	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Emerging Markets Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$393,535	$(393,535)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	651,878	(651,878)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	432,409	(184,891)			– 0	–		– 0	–		247,518
Citibank, NA	5,385,246	(1,574,871)			(3,810,375)			– 0	–		– 0	–
Credit Suisse International	217,059	– 0	–		– 0	–		– 0	–		217,059
Goldman Sachs Bank USA	526,641	(526,641)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	581,339	– 0	–		– 0	–		– 0	–		581,339
JPMorgan Chase Bank, NA	898,747	(898,747)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc.	1,984,970	(273,524)			(1,600,000)			– 0	–		111,446
State Street Bank & Trust Co.	609,340	(609,340)			– 0	–		– 0	–		– 0	–
UBS AG	30,082	– 0	–		– 0	–		– 0	–		30,082

Total	$11,711,246	$(5,113,427)			$(5,410,375)		$	– 0	–		$1,187,444	^

abfunds.com	AB BLENDED STYLE FUNDS | 83

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$802,651	$(393,535)		$	– 0	–	$	– 0	–	$409,116
Barclays Bank PLC	1,318,442	(651,878)			(400,000)			– 0	–	266,564
BNP Paribas SA	184,891	(184,891)			– 0	–		– 0	–	– 0	–
Citibank, NA	1,574,871	(1,574,871)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	4,692,268	– 0	–		– 0	–		– 0	–	4,692,268
Goldman Sachs Bank USA	644,102	(526,641)			– 0	–		– 0	–	117,461
JPMorgan Chase Bank, NA	1,004,710	(898,747)			(105,963)			– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	273,524	(273,524)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	210,205	– 0	–		– 0	–		– 0	–	210,205
Standard Chartered Bank	354,878	– 0	–		– 0	–		– 0	–	354,878
State Street Bank & Trust Co.	1,816,490	(609,340)			– 0	–		– 0	–	1,207,150

Total	$12,877,032	$(5,113,427)			$(505,963)		$	– 0	–	$7,257,642	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

84 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019	2018
International
Distributions paid from:
Ordinary income	$43,037,255	$18,965,051
Long-term capital gains	26,457,898	– 0	–

Total distributions paid	$69,495,153	$18,965,051

Tax-Managed International
Distributions paid from:
Ordinary income	$51,208,202	$50,598,745

Total distributions paid	$51,208,202	$50,598,745

Emerging Markets
Distributions paid from:
Ordinary income	$16,035,424	$11,971,261
Long-term capital gains	75,001,782	– 0	–

Total distributions paid	$91,037,206	$11,971,261

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income			Accumulated Capital and Other (Losses)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
International	$	– 0	–	$(61,885,883)	$107,594,183	$45,708,300
Tax-Managed International		$47,430,350		$(164,269,624)	$227,385,678	$110,546,404
Emerging Markets		$22,015,296		$(47,024,798)	$32,586,970	$7,577,468

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

abfunds.com	AB BLENDED STYLE FUNDS | 85

NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
International	$21,500,710	$40,385,173
Tax Managed International	52,931,579	111,338,045
Emerging Markets	47,024,798	– 0	–

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example,

86 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the

abfunds.com	AB BLENDED STYLE FUNDS | 87

NOTES TO FINANCIAL STATEMENTS (continued)

legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk—Investments in small and mid-capitalization companies may be more volatile than investments in large-capitalization

88 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

companies. Investments in small and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment

abfunds.com	AB BLENDED STYLE FUNDS | 89

NOTES TO FINANCIAL STATEMENTS (continued)

decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

90 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cyber security incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

abfunds.com	AB BLENDED STYLE FUNDS | 91

NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the years ended March 31, 2020 and September 30, 2019, were as follows:

	International Portfolio
	Shares			Amount
	Six Months Ended 3/31/20 (unaudited)		Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)			Year Ended 9/30/19

International Class Shares
Shares sold	2,118,873		6,010,801		$34,241,042		$93,715,857

Shares issued to shareholders on reinvestment of dividends and distributions	837,846		3,362,767		14,050,680		49,735,330

Shares redeemed	(6,964,932)		(9,314,734)		(109,784,950)		(146,658,617)

Net increase (decrease)	(4,008,213)		58,834		$(61,493,228)		$(3,207,430)

Class A Shares
Shares sold	3,543		36,857		$57,570		$571,997

Shares issued to shareholders on reinvestment of dividends and distributions	3,108		10,008		51,812		146,912

Shares converted from Class B	– 0	–	160		– 0	–	2,572

Shares converted from Class C	1,916		6,944		32,409		110,137

Shares redeemed	(30,736)		(1,147,024)		(477,440)		(18,461,556)

Net decrease	(22,169)		(1,093,055)		$(335,649)		$(17,629,938)

Class B Shares(a)
Shares issued to shareholders on reinvestment of dividends and distributions	– 0	–	5	$	– 0	–	$76

Shares converted to Class A	– 0	–	(156)		– 0	–	(2,572)

Shares redeemed	– 0	–	(8)		– 0	–	(124)

Net decrease	– 0	–	(159)	$	– 0	–	$(2,620)

92 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	International Portfolio
	Shares			Amount
	Six Months Ended 3/31/20 (unaudited)		Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)			Year Ended 9/30/19

Class C Shares
Shares sold	299		13,115		$5,001		$184,275

Shares issued to shareholders on reinvestment of dividends and distributions	234		1,622		3,897		23,847

Shares converted to Class A	(1,919)		(6,959)		(32,409)		(110,137)

Shares redeemed	(1,143)		(6,415)		(18,077)		(100,818)

Net increase (decrease)	(2,529)		1,363		$(41,588)		$(2,833)

Class Z Shares
Shares sold	– 0	–	369,107	$	– 0	–	$5,950,000

Shares issued to shareholders on reinvestment of dividends and distributions	389,839		1,155,874		6,424,548		16,806,400

Shares redeemed	(365,177)		(650,319)		(6,015,038)		(10,057,371)

Net increase	24,662		874,662		$409,510		$12,699,029

(a)	Class B was redeemed on July 5, 2019.

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19

Tax-Managed International Class Shares
Shares sold	4,687,233	15,026,989	$77,339,986	$241,771,263

Shares issued to shareholders on reinvestment of dividends	1,807,071	2,265,632	31,515,324	34,777,446

Shares redeemed	(14,150,053)	(22,421,908)	(217,166,883)	(360,889,194)

Net decrease	(7,655,749)	(5,129,287)	$(108,311,573)	$(84,340,485)

abfunds.com	AB BLENDED STYLE FUNDS | 93

NOTES TO FINANCIAL STATEMENTS (continued)

	Tax-Managed International Portfolio
	Shares			Amount
	Six Months Ended 3/31/20 (unaudited)		Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)			Year Ended 9/30/19

Class A Shares
Shares sold	555		6,673		$9,575		$102,654

Shares issued to shareholders on reinvestment of dividends	958		1,922		16,460		29,056

Shares converted from Class B	172		74		2,963		1,171

Shares converted from Class C	– 0	–	0 (a)		– 0	–	1

Shares redeemed	(13,683)		(59,710)		(219,060)		(956,071)

Net decrease	(11,998)		(51,041)		$(190,062)		$(823,189)

Class B Shares
Shares issued to shareholders on reinvestment of dividends	– 0	–	1	$	– 0	–	$19

Shares converted to Class A	(169)		(72)		(2,963)		(1,171)

Shares redeemed	– 0	–	0 (a)		– 0	–	(2)

Net decrease	(169)		(71)		$(2,963)		$(1,154)

Class C Shares
Shares sold	– 0	–	253	$	– 0	–	$4,000

Shares issued to shareholders on reinvestment of dividends	36		69		628		1,063

Shares converted to Class A	– 0	–	0 (a)		– 0	–	(1)

Shares redeemed	– 0	–	(3,042)		– 0	–	(49,206)

Net increase (decrease)	36		(2,720)		$628		$(44,144)

Class Z Shares
Shares sold	– 0	–	190,211	$	– 0	–	$3,070,000

Shares issued to shareholders on reinvestment of dividends	424,638		501,727		7,286,791		7,581,088

Shares redeemed	(55,359)		(225,975)		(928,383)		(3,725,768)

Net increase	369,279		465,963		$6,358,408		$6,925,320

94 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets Portfolio
	Shares			Amount
	Six Months Ended 3/31/20 (unaudited)		Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)			Year Ended 9/30/19

Emerging Markets Class Shares
Shares sold	1,951,507		7,909,771		$52,606,715		$199,791,076

Shares issued to shareholders on reinvestment of dividends and distributions	551,423		2,436,516		15,208,232		58,062,180

Shares redeemed	(4,150,504)		(8,675,841)		(105,887,075)		(220,455,790)

Net increase (decrease)	(1,647,574)		1,670,446		$(38,072,128)		$37,397,466

Class Z Shares
Shares sold	– 0	–	230,652	$	– 0	–	$6,050,000

Shares issued to shareholders on reinvestment of dividends and distributions	124,551		540,876		3,433,876		12,883,659

Shares redeemed	(84,842)		(246,937)		(2,379,394)		(6,417,398)

Net increase	39,709		524,591		$1,054,482		$12,516,261

At March 31, 2020, certain AllianceBernstein mutual funds owned 24%, 14% and 14% of International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

abfunds.com	AB BLENDED STYLE FUNDS | 95

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
CLASS A
Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.99	$ 17.48	$ 17.84	$ 15.49	$ 14.47	$ 15.63

Income From Investment Operations

Net investment income(a)(b)	.05	.15	.24	.18	.25	(c)	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.90)	(.99)	(.38)	2.44	.99	(1.03)

Total from investment operations	(2.85)	(.84)	(.14)	2.62	1.24	(.84)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.12)	(.22)	(.27)	(.22)	(.32)

Distributions from net realized gain on investment transactions	– 0	–	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.65)	(.22)	(.27)	(.22)	(.32)

Net asset value, end of period	$ 12.89	$ 15.99	$ 17.48	$ 17.84	$ 15.49	$ 14.47

Total Return

Total investment return based on net asset value(d)	(18.19)%	(4.45)%	(.80)%	17.27%	8.62	%(c)	(5.47)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$2,772	$3,792	$23,253	$22,599	$3,883	$4,172

Average net assets (000 omitted)	$3,702	$5,610	$23,898	$7,637	$4,086	$4,436

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04	%(e)	1.04%	1.07%	1.15%	1.14%	1.16	%(f)

Expenses, before waivers/reimbursements	1.32	%(e)	1.27%	1.21%	1.38%	1.74%	2.12	%(f)

Net investment income(b)	.56	%(e)	.92%	1.31%	1.07%	1.70	%(c)	1.22	%(f)

Portfolio turnover rate	21%	47%	45%	82%	77%	80%

See footnote summary on page 103.

96 | AB BLENDED STYLE FUNDS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.91	$ 17.57	$ 17.84	$ 15.47	$ 14.44	$ 15.58

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.12	.10	.07	.14	(e)	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(1.09)	(.37)	2.44	.99	(1.02)

Total from investment operations	(2.92)	(.97)	(.27)	2.51	1.13	(.95)

Less: Dividends and distributions

Dividends from net investment income	(.10)	(.16)	– 0	–	(.14)	(.10)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.69)	– 0	–	(.14)	(.10)	(.19)

Net asset value, end of period	$ 12.89	$ 15.91	$ 17.57	$ 17.84	$ 15.47	$ 14.44

Total Return

Total investment return based on net asset value(d)	(18.53)%	(5.15)%	(1.51)%	16.38%	7.81	%(c)	(6.13)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$512	$672	$718	$953	$1,628	$1,838

Average net assets (000 omitted)	$661	$717	$794	$1,241	$1,781	$2,130

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.79	%(e)	1.80%	1.82%	1.90%	1.89%	1.90	%(f)

Expenses, before waivers/reimbursements	2.08	%(e)	2.07%	1.97%	2.13%	2.51%	2.85	%(f)

Net investment income (loss)(b)	(.18	)%(e)	.80%	.56%	.44%	.95	%(c)	.45	%(f)

Portfolio turnover rate	21%	47%	45%	82%	77%	80%

See footnote summary on page 103.

abfunds.com	AB BLENDED STYLE FUNDS | 97

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class Z
Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,	January 15, 2016(g) to September 30, 2016
2019	2018	2017

Net asset value, beginning of period	$ 15.86	$ 17.52	$ 17.86	$ 15.52	$ 13.76

Income From Investment Operations

Net investment income(a)(b)	.07	.27	.28	.25	.30	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.86)	(1.09)	(.37)	2.40	1.46

Total from investment operations	(2.79)	(.82)	(.09)	2.65	1.76

Less: Dividends and distributions

Dividends from net investment income	(.32)	(.31)	(.25)	(.31)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.53)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.84)	(.25)	(.31)	– 0	–

Net asset value, end of period	$ 12.75	$ 15.86	$ 17.52	$ 17.86	$ 15.52

Total Return

Total investment return based on net asset value(d)	(18.07)%	(4.25)%	(.53)%	17.48%	12.79	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$262,248	$325,927	$344,654	$312,172	$160,704

Average net assets (000 omitted)	$328,940	$322,724	$332,735	$192,728	$132,402

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.81	%(e)	.82%	.84%	.92%	.92	%(e)

Expenses, before waivers/reimbursements	.82	%(e)	.83%	.86%	.98%	1.01	%(e)

Net investment income(b)	.81	%(e)	1.71%	1.54%	1.53%	2.92	%(c)(e)

Portfolio turnover rate	21%	47%	45%	82%	77%

See footnote summary on page 103.

98 | AB BLENDED STYLE FUNDS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class A
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 16.46		$ 17.52	$ 17.88	$ 15.57	$ 14.54		$ 15.71

Income From Investment Operations

Net investment income(a)(b)	.05		.23	.27	.23	.26	(c)	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.01)		(1.03)	(.40)	2.36	1.00		(1.03)

Total from investment operations	(2.96)		(.80)	(.13)	2.59	1.26		(.83)

Less: Dividends

Dividends from net investment income	(.22)		(.26)	(.23)	(.28)	(.23)		(.34)

Net asset value, end of period	$ 13.28		$ 16.46	$ 17.52	$ 17.88	$ 15.57		$ 14.54

Total Return

Total investment return based on net asset value(d)	(18.27)%		(4.45)%	(.74)%	16.98%	8.69	%(c)	(5.37)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$1,156		$1,629	$2,629	$1,882	$1,519		$1,410

Average net assets (000 omitted)	$1,502		$2,115	$2,360	$1,630	$1,481		$1,518

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00	%(e)	1.01%	1.02%	1.10%	1.10%		1.12	%(f)

Expenses, before waivers/reimbursements	1.24	%(e)	1.21%	1.24%	1.28%	1.46%		1.61	%(f)

Net investment income(b)	.61	%(e)	1.42%	1.47%	1.42%	1.76	%(c)	1.26	%(f)

Portfolio turnover rate	21%		48%	46%	78%	69%		76%

See footnote summary on page 103.

abfunds.com	AB BLENDED STYLE FUNDS | 99

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 16.57	$ 17.62	$ 17.88	$ 15.55	$ 14.52	$ 15.66

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.12	.11	.08	.13	(c)	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.05)	(1.04)	(.37)	2.39	1.02	(1.04)

Total from investment operations	(3.06)	(.92)	(.26)	2.47	1.15	(.95)

Less: Dividends

Dividends from net investment income	(.08)	(.13)	– 0	–	(.14)	(.12)	(.19)

Net asset value, end of period	$ 13.43	$ 16.57	$ 17.62	$ 17.88	$ 15.55	$ 14.52

Total Return

Total investment return based on net asset value(d)	(18.56)%	(5.18)%	(1.45)%	16.09%	7.95	%(c)	(6.10)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$102	$125	$181	$188	$353	$424

Average net assets (000 omitted)	$127	$150	$180	$280	$385	$426

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.75	%(e)	1.76%	1.77%	1.85%	1.85%	1.86	%(f)

Expenses, before waivers/reimbursements	2.00	%(e)	1.97%	2.00%	2.02%	2.24%	2.34	%(f)

Net investment income (loss)(b)	(.12	)%(e)	.72%	.60%	.49%	.90	%(c)	.57	%(f)

Portfolio turnover rate	21%	48%	46%	78%	69%	76%

See footnote summary on page 103.

100 | AB BLENDED STYLE FUNDS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class Z
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,			January 15, 2016(g) to September 30, 2016
			2019	2018	2017

Net asset value, beginning of period	$ 16.48		$ 17.54	$ 17.91	$ 15.60	$ 13.84

Income From Investment Operations

Net investment income(a)(b)	.07		.28	.29	.26	.31	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.00)		(1.05)	(.37)	2.36	1.45

Total from investment operations	(2.93)		(.77)	(.08)	2.62	1.76

Less: Dividends

Dividends from net investment income	(.28)		(.29)	(.29)	(.31)	– 0	–

Net asset value, end of period	$ 13.27		$ 16.48	$ 17.54	$ 17.91	$ 15.60

Total Return

Total investment return based on net asset value(d)	(18.17)%		(4.22)%	(.49)%	17.23%	12.72	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$351,003		$429,820	$449,430	$409,005	$338,402

Average net assets (000 omitted)	$438,496		$419,136	$444,386	$356,111	$278,926

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%(e)	.78%	.79%	.87%	.87	%(e)

Expenses, before waivers/reimbursements	.78	%(e)	.78%	.81%	.92%	.95	%(e)

Net investment income(b)	.86	%(e)	1.75%	1.61%	1.63%	2.94	%(c)(e)

Portfolio turnover rate	21%		48%	46%	78%	69%

See footnote summary on page 103.

abfunds.com	AB BLENDED STYLE FUNDS | 101

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Emerging Markets Portfolio
	Class Z
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,					January 15, 2016(g) to September 30, 2016
			2019	2018		2017

Net asset value, beginning of period	$ 26.08		$ 28.43	$ 31.32		$ 26.27		$ 19.92

Income From Investment Operations

Net investment income(a)(b)	.09		.57	.37		.26		.27	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.35)		(.93)	(2.92)		5.01		6.08

Contributions from affiliates	– 0	–	.00 (h)	.00	(h)	.00	(h)	.00	(h)

Total from investment operations	(4.26)		(.36)	(2.55)		5.27		6.35

Less dividends and distributions:

Dividends from net investment income	(.51)		(.40)	(.27)		(.22)		– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.59)	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.51)		(1.99)	(.34)		(.22)		– 0	–

Net asset value, end of period	$ 21.31		$ 26.08	$ 28.43		$ 31.32		$ 26.27

Total Return

Total investment return based on net asset value(d)(i)	(16.76)%		(.66)%	(8.26	)%(j)	20.28	%(j)	31.88	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$145,407		$176,887	$177,907		$177,853		$122,726

Average net assets (000 omitted)	$184,499		$175,583	$189,542		$137,242		$95,977

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04	%(e)	1.04%	1.07%		1.21%		1.22	%(e)

Expenses, before waivers/reimbursements	1.04	%(e)	1.04%	1.08%		1.24%		1.25	%(e)

Net investment income(b)	.65	%(e)	2.21%	1.16%		.94%		1.62	%(c)(e)

Portfolio turnover rate	39%		92%	65%		63%		71%

See footnote summary on page 103.

102 | AB BLENDED STYLE FUNDS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$0.003	0.02%	0.02%
Tax-Managed International	$0.002	0.01%	0.01%
Emerging Markets	$0.007	0.03%	0.03%

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

(h)	Amount is less than $.005.

(i)

Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the year ended September 30, 2018 by 0.03%.

(j)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 103

BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr*, President R. Jay Gerken(1) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Henry D’Auria, Vice President(3)

Sharon E. Fay, Vice President(3)

Kent W. Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Mark Phelps, Vice President(3)

Daniel C. Roarty, Vice President(3)

Laurent Saltiel, Vice President(3)

Nelson Yu, Vice President(3)

Emilie D. Wrapp, Secretary Michael B. Reyes Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the International Portfolio and the Tax-Managed International Portfolio are made by the Adviser’s International Team. Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Adviser’s Emerging Markets Team. Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s Portfolio.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B, C and Z shares only. For the AB Emerging Markets Portfolio, Class Z shares only.

*	Ms. Kirr became President of the Fund on April 1, 2020.

104 | AB BLENDED STYLE FUNDS	abfunds.com

OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios’ will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB BLENDED STYLE FUNDS | 105

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials

106 | AB BLENDED STYLE FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer

abfunds.com	AB BLENDED STYLE FUNDS | 107

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities

108 | AB BLENDED STYLE FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of in AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios

abfunds.com	AB BLENDED STYLE FUNDS | 109

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

110 | AB BLENDED STYLE FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

abfunds.com	AB BLENDED STYLE FUNDS | 111

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion
Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

112 | AB BLENDED STYLE FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

abfunds.com	AB BLENDED STYLE FUNDS | 113

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

114 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES

abfunds.com	AB BLENDED STYLE FUNDS | 115

NOTES

116 | AB BLENDED STYLE FUNDS	abfunds.com

AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IPTIP-0152-0320

MAR    03.31.20

SEMI-ANNUAL REPORT

AB BOND FUNDS

+	AB INTERMEDIATE DURATION PORTFOLIO
+	AB SHORT DURATION PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Bond Funds: Intermediate Duration and Short Duration Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BOND FUNDS | 1

SEMI-ANNUAL REPORT

May 20, 2020

This report provides management’s discussion of fund performance for AB Bond Funds: Intermediate Duration and Short Duration Portfolios for the semi-annual reporting period ended March 31, 2020.

The investment objective of the Intermediate Duration Portfolio is to provide safety of principal and a moderate to high rate of income that is subject to taxes. The investment objective of the Short Duration Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF MARCH 31, 2020 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE DURATION PORTFOLIO[1]

Class A Shares	-0.73%	0.97%	[3]

Advisor Class Shares[2]	-0.68%	1.07%	[3]

Class Z Shares[2]	-0.12%	1.83%	[3]

Bloomberg Barclays US Aggregate Bond Index	3.33%	5.59%	[3]

	6 Months	12 Months

AB SHORT DURATION PORTFOLIO

Class A Shares	0.82%	2.46%

Class C Shares	0.72%	2.34%

ICE BofA 1-3 Year US Treasury Index	3.33%	5.42%

1

Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended March 31, 2020, by 0.01% and 0.01%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Since inception on 7/22/2019.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to their benchmarks, the Bloomberg Barclays US Aggregate Bond Index for Intermediate Duration Portfolio, and the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index for the Short Duration Portfolio, for the six- and 12-month periods ended March 31, 2020. The inception date for these retail share classes of the Intermediate Duration Portfolio was July 22, 2019; due to limited performance history, there is no

2 | AB BOND FUNDS	abfunds.com

discussion of comparison to the benchmark for this Portfolio for the 12-month period.

During the six-month period, all share classes of the Intermediate Duration Portfolio underperformed the benchmark, before sales charges. Sector positioning was the primary detractor, relative to the benchmark, the result of an underweight in US Treasuries, exposure to agency risk-sharing transactions, an underweight in US agency mortgages and an overweight in commercial mortgage-backed securities. Security selection in commercial mortgage-backed securities and asset-backed securities also detracted. Yield-curve positioning in short-term and five- to 10-year maturities added to returns. Currency decisions did not meaningfully impact performance during the period.

During the six-month period, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Sector positioning was the primary detractor, relative to the benchmark, due to overweights to commercial mortgage-backed securities, inflation-linked securities and asset-backed securities. Yield-curve positioning on the two- to five-year portion of the curve detracted and was mostly offset by positioning in short-term treasuries. Security selection in investment-grade corporates and US agency mortgages was a minor detractor, while country exposure and currency decisions did not have a meaningful impact on returns.

During the 12-month period, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Sector positioning was the primary detractor, due to overweights to commercial mortgage-backed securities, asset-backed securities and inflation-linked securities. Yield-curve positioning on the two-year portion of the curve detracted and was mostly offset by positioning in short-term treasuries. Security selection in investment-grade corporates was a minor detractor, while country exposure and currency decisions did not have a meaningful impact on performance.

During both periods, the Intermediate Duration Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. In the 12-month period, variance swaps were utilized as tail hedges to hedge against flight-to-quality tail events.

During both periods, the Short Duration Portfolio utilized derivatives in the form of futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

abfunds.com	AB BOND FUNDS | 3

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended March 31, 2020. In October, the US Federal Reserve (the “Fed”) cut interest rates by 25 basis points (b.p.), the third in a series of insurance rate cuts totaling 75 b.p., due to slowing global growth concerns. Central bankers in numerous other developed and emerging markets also lowered interest rates. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned decidedly negative in March due to the spread of COVID-19. Investor fear led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis.

The market rout was met by monetary and fiscal policy action that was swift, large in scope and broad. The Fed lowered interest rates 150 b.p. to zero, and most other major central banks followed suit with substantial rate cuts. Developed-market treasury returns were the best performers, with positive results. Investment-grade corporate bonds trailed with negative returns, and high-yield corporate bonds fell significantly during the sudden March midmonth exodus away from risk assets. Emerging-market returns fell, as sharply lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies except for the Swiss franc and the yen, which are also considered safe haven currencies, while the euro and British pound also gained on the US dollar during the period.

INVESTMENT POLICIES

INTERMEDIATE DURATION PORTFOLIO

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating

(continued on next page)

4 | AB BOND FUNDS	abfunds.com

agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

SHORT DURATION PORTFOLIO

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in

(continued on next page)

abfunds.com	AB BOND FUNDS | 5

developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

6 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index and ICE BofA® 1-3 Year US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ICE BofA 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher

abfunds.com	AB BOND FUNDS | 7

DISCLOSURES AND RISKS (continued)

quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

8 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the

abfunds.com	AB BOND FUNDS | 9

DISCLOSURES AND RISKS (continued)

market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

10 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged

abfunds.com	AB BOND FUNDS | 11

DISCLOSURES AND RISKS (continued)

disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Short Duration Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

12 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information. The retail share classes of the Intermediate Duration Portfolio have been in operation only for a short period of time, and therefore have a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB BOND FUNDS | 13

HISTORICAL PERFORMANCE

INTERMEDIATE DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.49%

Since inception[2]	0.97%	-3.30%

ADVISOR CLASS SHARES[3]			1.81%

Since inception[2]	1.07%	1.07%

CLASS Z SHARES[3]			2.43%

Since inception[2]	1.83%	1.83%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since inception[2]	-3.30%

ADVISOR CLASS SHARES[3]

Since inception[2]	1.07%

CLASS Z SHARES[3]

Since inception[2]	1.83%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.71%, 0.46% and 0.50% for Class A, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2020.

2	Inception date: 7/22/2019.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

14 | AB BOND FUNDS	abfunds.com

HISTORICAL PERFORMANCE

SHORT DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			-0.05%

1 Year	2.46%	-1.91%

5 Years	0.93%	0.06%

10 Years	0.78%	0.35%

CLASS C SHARES			-0.79%

1 Year	2.34%	1.34%

5 Years	0.70%	0.70%

10 Years	0.48%	0.48%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.91%

5 Years	0.06%

10 Years	0.35%

CLASS C SHARES

1 Year	1.34%

5 Years	0.70%

10 Years	0.48%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97% and 1.73% for Class A and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2020.

abfunds.com	AB BOND FUNDS | 15

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 | AB BOND FUNDS	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

Intermediate Duration Portfolio

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$992.70	$9.02	1.81%
Hypothetical**	$1,000	$1,015.95	$9.12	1.81%
Advisor Class
Actual	$1,000	$993.20	$9.82	1.97%
Hypothetical**	$1,000	$1,015.15	$9.92	1.97%
Class Z
Actual	$1,000	$998.80	$4.35	0.87%
Hypothetical**	$1,000	$1,020.65	$4.39	0.87%

Short Duration Plus Portfolio

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.20	$5.42	1.08%
Hypothetical**	$1,000	$1,019.60	$5.45	1.08%
Class C
Actual	$1,000	$1,007.20	$6.47	1.29%
Hypothetical**	$1,000	$1,018.55	$6.51	1.29%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BOND FUNDS | 17

PORTFOLIO SUMMARY

INTERMEDIATE DURATION PORTFOLIO

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,409.4

1

All data are as of March 31, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks, Emerging Markets – Sovereigns and Governments – Sovereign Bonds.

18 | AB BOND FUNDS	abfunds.com

PORTFOLIO SUMMARY

SHORT DURATION PLUS PORTFOLIO

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $230.4

1

All data are as of March 31, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB BOND FUNDS | 19

PORTFOLIO OF INVESTMENTS

INTERMEDIATE DURATION PORTFOLIO

March 31, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 25.7%
Industrial – 14.8%
Basic – 1.1%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	449	$353,307
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		8,525	6,612,203
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(a)		2,160	1,846,125
DuPont de Nemours, Inc. 4.205%, 11/15/2023		4,915	5,175,937
4.493%, 11/15/2025		4,913	5,210,089
Eastman Chemical Co. 3.80%, 03/15/2025		2,282	2,309,590
Glencore Funding LLC 4.125%, 05/30/2023(a)		2,622	2,487,596
GUSAP III LP 4.25%, 01/21/2030(a)		5,248	4,670,720
Inversiones CMPC SA 3.85%, 01/13/2030(a)		2,742	2,440,380
4.375%, 04/04/2027(a)		2,062	1,935,703
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		1,151	1,104,960
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		3,400	2,958,000
4.875%, 09/19/2022(a)		1,519	1,450,645

			38,555,255

Capital Goods – 0.4%
Boeing Co. (The) 1.65%, 10/30/2020		15	14,665
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	4,340,000
General Electric Co. 0.875%, 05/17/2025	EUR	2,271	2,272,926
United Technologies Corp. 3.95%, 08/16/2025	U.S.$	6,049	6,590,446

			13,218,037

Communications - Media – 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		868	882,383
4.908%, 07/23/2025		16,359	17,359,516

20 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Comcast Corp. 4.15%, 10/15/2028	U.S.$	4,460	$5,006,261
Cox Communications, Inc. 2.95%, 06/30/2023(a)		2,401	2,397,014
Fox Corp. 3.05%, 04/07/2025		386	385,398
Time Warner Cable LLC 4.00%, 09/01/2021		18	18,029
4.125%, 02/15/2021		3,143	3,201,868
4.50%, 09/15/2042		2,370	2,258,397
ViacomCBS, Inc. 3.375%, 02/15/2028		5,504	5,032,527
3.50%, 01/15/2025		315	293,426
3.70%, 06/01/2028		2,988	2,703,602
4.75%, 05/15/2025		5,052	5,042,654
Walt Disney Co. (The) 3.35%, 03/24/2025		4,211	4,587,211

			49,168,286

Communications - Telecommunications – 2.1%
AT&T, Inc. 3.40%, 05/15/2025		22,024	22,773,477
3.60%, 07/15/2025		6,420	6,690,924
4.35%, 03/01/2029		6,400	6,855,040
4.55%, 03/09/2049		3,820	4,101,687
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		6,740	6,838,674
Verizon Communications, Inc. 3.00%, 03/22/2027		1,801	1,901,910
4.862%, 08/21/2046		2,993	3,897,993
5.012%, 04/15/2049		4,322	5,779,724
Vodafone Group PLC 3.75%, 01/16/2024		11,123	11,580,044

			70,419,473

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 4.063%, 11/01/2024		3,400	3,083,630
General Motors Financial Co., Inc. 4.30%, 07/13/2025		1,405	1,228,223
5.10%, 01/17/2024		6,170	5,650,116
5.25%, 03/01/2026		1,600	1,409,104

			11,371,073

abfunds.com	AB BOND FUNDS | 21

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.2%
McDonald’s Corp. 3.30%, 07/01/2025	U.S.$	2,387	$2,479,806
Starbucks Corp. 4.50%, 11/15/2048		2,311	2,602,764

			5,082,570

Consumer Cyclical - Retailers – 0.0%
TJX Cos, Inc. (The) 3.50%, 04/15/2025		1,253	1,280,716

Consumer Non-Cyclical – 3.6%
AbbVie, Inc. 2.95%, 11/21/2026(a)		5,352	5,416,438
4.875%, 11/14/2048		3,688	4,277,232
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		9,040	10,610,971
BAT Capital Corp. 3.215%, 09/06/2026		7,377	7,057,945
Becton Dickinson and Co. 3.734%, 12/15/2024		1,826	1,882,679
Biogen, Inc. 4.05%, 09/15/2025		7,188	7,599,225
Bristol-Myers Squibb Co. 2.875%, 08/15/2020(a)		7	7,013
Cigna Corp. 3.40%, 03/01/2027(a)		8,649	8,741,717
3.75%, 07/15/2023		1,510	1,553,413
4.125%, 11/15/2025		2,682	2,864,135
4.375%, 10/15/2028		3,600	3,868,776
Coca-Cola Co. (The) 2.95%, 03/25/2025		4,989	5,343,369
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030		2,389	2,299,412
CVS Health Corp. 4.10%, 03/25/2025		12,895	13,640,331
Medtronic, Inc. 3.50%, 03/15/2025		4,034	4,333,403
Mylan NV 3.95%, 06/15/2026		6,825	6,932,289
Reynolds American, Inc. 6.875%, 05/01/2020		1,300	1,303,952
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		11,825	12,033,829
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		378	351,422

22 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023	U.S.$	6,627	$7,007,920
Thermo Fisher Scientific, Inc. 4.133%, 03/25/2025		2,852	3,050,670
Tyson Foods, Inc. 3.95%, 08/15/2024		5,908	5,913,554
4.00%, 03/01/2026		763	807,216
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020		3,400	3,400,000
3.05%, 01/15/2026		1,136	1,114,836
Zoetis, Inc. 3.45%, 11/13/2020		2,422	2,454,261

			123,866,008

Energy – 3.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		11,885	10,960,347
4.08%, 12/15/2047		1,710	1,512,478
Cenovus Energy, Inc. 4.25%, 04/15/2027		4,694	2,279,641
Energy Transfer Operating LP 3.75%, 05/15/2030		1,958	1,522,071
4.65%, 06/01/2021		6	5,768
4.75%, 01/15/2026		6,615	5,805,456
5.50%, 06/01/2027		5,482	4,802,396
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		1,196	1,079,928
Eni SpA 4.25%, 05/09/2029(a)		3,228	3,125,382
Enterprise Products Operating LLC 3.35%, 03/15/2023		11	10,921
3.70%, 01/31/2051		6,237	5,497,417
5.20%, 09/01/2020		2,133	2,138,652
Exxon Mobil Corp. 2.992%, 03/19/2025		4,908	5,202,529
Hess Corp. 4.30%, 04/01/2027		5,930	4,297,115
Husky Energy, Inc. 4.40%, 04/15/2029		8,200	5,694,654
Kinder Morgan Energy Partners LP 3.45%, 02/15/2023		7	6,904
Kinder Morgan, Inc./DE 3.15%, 01/15/2023		5,150	5,041,902

abfunds.com	AB BOND FUNDS | 23

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Marathon Oil Corp. 3.85%, 06/01/2025	U.S.$	10,900	$7,774,861
Marathon Petroleum Corp. 5.125%, 03/01/2021-12/15/2026		7,673	7,511,167
National Oilwell Varco, Inc. 2.60%, 12/01/2022		4	3,612
Newfield Exploration Co. 5.625%, 07/01/2024		3,110	1,548,749
Noble Energy, Inc. 3.90%, 11/15/2024		6,369	5,132,841
ONEOK, Inc. 4.00%, 07/13/2027		4,900	3,961,503
4.35%, 03/15/2029		4,164	3,399,531
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 01/31/2023		5,792	4,661,170
3.55%, 12/15/2029		1,156	818,552
3.60%, 11/01/2024		4,448	3,680,987
3.85%, 10/15/2023		2,600	2,220,530
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		4,443	3,917,038
5.875%, 06/30/2026		1,000	908,440
Sunoco Logistics Partners Operations LP 4.00%, 10/01/2027		5,150	4,071,848
Williams Cos., Inc. (The) 3.35%, 08/15/2022		7	6,670
4.125%, 11/15/2020		4,549	4,498,006
4.30%, 03/04/2024		3,115	2,842,562
4.50%, 11/15/2023		6,712	6,205,043

			122,146,671

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		3,311	3,114,409

Services – 0.4%
Expedia Group, Inc. 3.80%, 02/15/2028		5,946	5,111,955
Global Payments, Inc. 4.00%, 06/01/2023		2,747	2,802,050
S&P Global, Inc. 4.40%, 02/15/2026		6,121	6,783,965

			14,697,970

Technology – 1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 01/15/2024		1,353	1,354,475
3.875%, 01/15/2027		9,791	9,352,265

24 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Broadcom, Inc. 3.625%, 10/15/2024(a)	U.S.$	2,625	$2,584,155
4.25%, 04/15/2026(a)		2,925	2,891,450
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		1,615	1,670,992
Intel Corp. 3.40%, 03/25/2025		6,652	7,228,995
KLA Corp. 4.65%, 11/01/2024		6,404	6,775,688
Lam Research Corp. 2.80%, 06/15/2021		2,639	2,686,423
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 06/18/2026(a)		2,078	2,030,622
Oracle Corp. 2.50%, 04/01/2025		6,769	6,832,019
Seagate HDD Cayman 4.75%, 01/01/2025		1,775	1,751,357

			45,158,441

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		471	447,450
5.875%, 07/05/2034(a)		1,215	1,276,256

			1,723,706

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(a)		4,975	4,597,211

			504,399,826

Financial Institutions – 10.4%
Banking – 8.8%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		1,171	1,201,645
AIB Group PLC 4.263%, 04/10/2025(a)		6,275	6,025,506
4.75%, 10/12/2023(a)		572	564,146
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		405	418,503
Banco Santander SA 3.50%, 04/11/2022		5,600	5,573,456
5.179%, 11/19/2025		8,800	8,973,184
Bank of America Corp. 5.00%, 05/13/2021		10	10,310
Series DD 6.30%, 03/10/2026(b)		1,628	1,713,470

abfunds.com	AB BOND FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series L 3.95%, 04/21/2025	U.S.$	4,925	$5,133,721
Series Z 6.50%, 10/23/2024(b)		2,548	2,692,956
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(a)		3,625	3,658,024
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		1,250	1,475,538
BBVA USA 2.875%, 06/29/2022		8,460	8,356,619
5.50%, 04/01/2020		14,784	14,784,000
BNP Paribas SA 2.375%, 05/21/2020		2,500	2,500,575
4.375%, 09/28/2025-05/12/2026(a)		6,625	6,661,796
BPCE SA 2.75%, 01/11/2023(a)		1,822	1,803,780
5.70%, 10/22/2023(a)		1,991	2,100,684
Capital One Financial Corp. 3.30%, 10/30/2024		8,359	8,277,583
Citigroup, Inc. 3.875%, 03/26/2025		14,634	14,965,899
4.50%, 01/14/2022		11	11,418
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)		658	673,279
Cooperatieve Rabobank UA 3.95%, 11/09/2022		1,581	1,606,343
4.375%, 08/04/2025		6,380	6,441,758
Credit Agricole SA/London 2.75%, 06/10/2020(a)		2,200	2,199,956
3.25%, 10/04/2024(a)		1,287	1,285,649
3.375%, 01/10/2022(a)		576	574,796
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 06/09/2023		7,155	7,357,773
4.55%, 04/17/2026		5,635	5,929,541
Danske Bank A/S 3.244%, 12/20/2025(a)		2,594	2,404,145
Discover Bank 4.682%, 08/09/2028		2,264	2,312,857
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/2021		5,866	5,850,748
3.50%, 04/01/2025		3,516	3,593,493
3.75%, 05/22/2025		2,661	2,737,504
3.85%, 07/08/2024		10,315	10,730,385
5.25%, 07/27/2021		6	6,218
5.75%, 01/24/2022		14	14,833

26 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series D 6.00%, 06/15/2020	U.S.$	6,177	$6,214,000
HSBC Bank USA NA 4.875%, 08/24/2020		3,370	3,394,466
HSBC Holdings PLC 4.041%, 03/13/2028		7,182	7,316,519
4.25%, 03/14/2024		3,943	4,098,512
4.292%, 09/12/2026		2,495	2,585,569
ING Bank NV 5.80%, 09/25/2023(a)		806	859,277
ING Groep NV 6.875%, 04/16/2022(a)(b)		2,028	1,774,906
JPMorgan Chase & Co.
3.22%, 03/01/2025		8,425	8,658,962
3.54%, 05/01/2028		12,095	12,611,456
4.50%, 01/24/2022		20	20,893
Series FF 5.00%, 08/01/2024(b)		4,553	4,239,025
Lloyds Banking Group PLC 4.582%, 12/10/2025		8,085	8,188,084
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021		4,600	4,624,932
Mastercard, Inc. 3.30%, 03/26/2027		2,665	2,902,185
Morgan Stanley 5.00%, 11/24/2025		5,000	5,424,200
7.25%, 04/01/2032		15	20,958
Series G 3.75%, 02/25/2023		8	8,275
4.35%, 09/08/2026		8,591	9,323,211
National Australia Bank Ltd./New York Series G 2.625%, 07/23/2020		2,330	2,333,518
Nationwide Building Society 4.00%, 09/14/2026(a)		8,284	8,083,030
Santander Holdings USA, Inc. 3.244%, 10/05/2026		3,855	3,472,391
4.40%, 07/13/2027		5,727	5,472,836
Santander UK PLC 5.00%, 11/07/2023(a)		1,788	1,834,291
Societe Generale SA 4.25%, 08/19/2026(a)		6,700	6,565,598
Standard Chartered PLC 5.20%, 01/26/2024(a)		3,782	3,740,436
State Street Corp. 2.901%, 03/30/2026(a)		498	501,760

abfunds.com	AB BOND FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Truist Financial Corp. 2.625%, 06/29/2020	U.S.$	3,100	$3,107,068
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,282,476
UBS Group AG 4.125%, 09/24/2025(a)		4,794	5,069,991
7.00%, 01/31/2024-02/19/2025(a)(b)		3,426	3,211,368
US Bancorp Series J 5.30%, 04/15/2027(b)		3,485	3,299,319
Wells Fargo & Co. 3.069%, 01/24/2023		6,527	6,610,023
3.75%, 01/24/2024		6,552	6,918,846

			299,390,472

Brokerage – 0.1%
Charles Schwab Corp. (The) 4.20%, 03/24/2025		4,597	4,837,009

Finance – 0.4%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/2025		5,362	5,340,069
4.418%, 11/15/2035		2,843	3,034,334
Synchrony Financial 4.50%, 07/23/2025		6,600	6,450,312

			14,824,715

Insurance – 0.8%
Centene Corp. 4.25%, 12/15/2027(a)		1,151	1,128,084
4.625%, 12/15/2029(a)		1,315	1,320,839
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		2,851	3,176,698
Humana, Inc. 4.50%, 04/01/2025		6,639	6,923,415
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		5,200	5,884,320
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		2,058	3,233,468
Prudential Financial, Inc. 4.50%, 11/15/2020		15	15,095
5.20%, 03/15/2044		715	629,257
5.375%, 05/15/2045		615	582,792
5.70%, 09/15/2048		1,202	1,028,948
5.875%, 09/15/2042		459	439,906

28 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Voya Financial, Inc. 5.65%, 05/15/2053	U.S.$	1,693	$1,517,757

			25,880,579

REITS – 0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		202	177,954
Welltower, Inc. 4.00%, 06/01/2025		10,111	9,982,894

			10,160,848

			355,093,623

Utility – 0.5%
Electric – 0.5%
Berkshire Hathaway Energy Co. 4.25%, 10/15/2050(a)		1,551	1,766,449
Colbun SA 3.15%, 03/06/2030(a)		400	372,000
Consolidated Edison Co. of New York, Inc. Series 20B 3.95%, 04/01/2050		1,393	1,476,371
Dominion Energy, Inc. Series C 2.00%, 08/15/2021		2	1,993
Duke Energy Carolinas LLC 3.90%, 06/15/2021		4	4,064
Enel Chile SA 4.875%, 06/12/2028		4,545	4,405,809
Florida Power & Light Co. 2.85%, 04/01/2025		1,238	1,286,592
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		7,000	7,299,688

			16,612,966

Total Corporates - Investment Grade (cost $899,278,082)			876,106,415

GOVERNMENTS -TREASURIES – 22.8%
Malaysia – 0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	35,334	8,351,338

abfunds.com	AB BOND FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Netherlands – 1.2%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	34,460	$39,923,312

United States – 21.4%
U.S. Treasury Bonds 2.25%, 08/15/2046	U.S.$	12,530	14,910,700
2.375%, 11/15/2049		2,885	3,586,416
2.50%, 02/15/2045-05/15/2046		25,872	32,166,775
3.00%, 05/15/2045-02/15/2049		78,384	107,336,486
3.375%, 05/15/2044		5,710	8,060,208
3.50%, 02/15/2039		4,254	5,958,259
3.75%, 11/15/2043		10,205	15,152,830
4.375%, 02/15/2038-11/15/2039		49,130	76,685,295
4.50%, 02/15/2036		4,048	6,148,557
4.75%, 02/15/2037		4,156	6,540,505
5.50%, 08/15/2028		10,214	14,144,794
U.S. Treasury Notes 1.125%, 02/28/2025		121,986	126,503,294
1.375%, 01/31/2021-04/30/2021		115	116,323
1.50%, 02/15/2030		11,115	11,962,519
1.625%, 11/30/2020		155	156,477
1.75%, 10/31/2020-11/15/2029		33,198	34,522,115
1.75%, 11/30/2021(c)		28,028	28,711,183
1.875%, 01/31/2022(c)		9,965	10,254,608
2.00%, 12/31/2021		26,704	27,488,430
2.125%, 08/15/2021(c)		113,051	115,859,611
2.25%, 04/30/2021-02/15/2027		38,231	39,366,116
2.375%, 08/15/2024(c)		7,351	7,984,915
2.625%, 02/15/2029		30,853	35,997,007

			729,613,423

Total Governments - Treasuries (cost $699,548,390)			777,888,073

MORTGAGE PASS-THROUGHS – 17.7%
Agency Fixed Rate 30-Year – 16.3%
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 08/01/2033		1	1,045
Series 2007 5.50%, 07/01/2035		955	1,079,784
Series 2016 4.00%, 02/01/2046		10,511	11,420,434
Series 2017 4.00%, 07/01/2044		8,538	9,266,758

30 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

Series 2018 4.00%, 08/01/2048-12/01/2048	U.S.$	20,823		$22,412,145
4.50%, 10/01/2048-11/01/2048		30,090		32,484,424
5.00%, 09/01/2048-11/01/2048		9,376		10,180,420
FHLMC Uniform Mortgage-Backed Security Series 2019 3.50%, 09/01/2049-11/01/2049		37,813		40,229,824
Series 2020 3.50%, 01/01/2050		9,074		9,717,508
FNMA Uniform Mortgage-Backed Security Series 2001 6.50%, 08/01/2031		2		2,325
Series 2002 6.50%, 09/01/2032		– 0	–	189
Series 2003 5.50%, 04/01/2033-11/01/2033		2,845		3,209,369
Series 2004 5.50%, 04/01/2034-11/01/2034		2,484		2,815,216
6.50%, 08/01/2034		2		2,277
Series 2005 5.50%, 02/01/2035		2,227		2,522,095
Series 2006 5.50%, 04/01/2036		413		469,169
Series 2007 5.50%, 09/01/2036		849		964,097
Series 2008 6.00%, 03/01/2037		6		6,521
Series 2010 4.00%, 12/01/2040		5,183		5,629,928
Series 2012 3.50%, 02/01/2042-01/01/2043		33,697		36,085,330
Series 2013 3.50%, 04/01/2043		16,110		17,255,469
4.00%, 10/01/2043		15,711		17,099,516
Series 2015 3.00%, 05/01/2045-08/01/2045		22,102		23,381,228
Series 2017 3.50%, 11/01/2047		4,879		5,168,277
Series 2018 3.50%, 02/01/2048-05/01/2048		140,511		148,745,625
4.00%, 08/01/2048-12/01/2048		29,505		31,747,448
4.50%, 09/01/2048		27,194		29,356,960
Series 2019 3.50%, 08/01/2049-11/01/2049		40,189		42,704,884
4.00%, 06/01/2049		17,511		18,900,240

abfunds.com	AB BOND FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

Series 2020 3.50%, 01/01/2050	U.S.$	9,947		$10,605,536
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-12/20/2046		10,161		10,802,465
Series 2020 3.00%, 04/01/2050, TBA		10,250		10,836,172

				555,102,678

Agency Fixed Rate 15-Year – 1.4%
FNMA Uniform Mortgage-Backed Security Series 2012 2.50%, 04/01/2027		23		24,025
Series 2016 2.50%, 02/01/2031-01/01/2032		39,431		41,036,208
Series 2017 2.50%, 01/01/2032-02/01/2032		5,382		5,599,733

				46,659,966

Other Agency Fixed Rate Programs – 0.0%
FNMA Uniform Mortgage-Backed Security Series 2009 4.50%, 07/01/2029-10/01/2029		598		652,018

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.299% (LIBOR 12 Month + 0.00%), 12/01/2036(d)		0	**	344
Series 2007 4.10% (LIBOR 12 Month + 0.00%), 03/01/2037(d)		1		613

				957

Total Mortgage Pass-Throughs (cost $578,765,341)				602,415,619

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.4%
Non-Agency Fixed Rate CMBS – 6.5%
BAMLL Commercial Mortgage Securities Trust Series 2019-WBRK, Class D 3.534%, 03/10/2037(a)		2,805		2,390,446

32 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050	U.S.$	8,525	$8,909,164
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		3,655	3,738,040
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		11,325	11,213,048
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 02/10/2048		7,490	7,595,663
Series 2015-GC35, Class A4 3.818%, 11/10/2048		3,530	3,784,762
Series 2016-C1, Class A4 3.209%, 05/10/2049		12,141	12,746,972
Series 2016-GC36, Class A5 3.616%, 02/10/2049		3,982	4,230,051
Series 2018-B2, Class A4 4.009%, 03/10/2051		5,890	6,521,504
Commercial Mortgage Trust Series 2012-CR3, Class E
4.752%, 10/15/2045(a)		3,938	3,226,998
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		1,982	1,943,701
Series 2015-CR24, Class A5 3.696%, 08/10/2048		3,925	4,188,219
Series 2015-DC1, Class A5 3.35%, 02/10/2048		6,250	6,411,561
Series 2015-PC1, Class A5 3.902%, 07/10/2050		7,135	7,494,706
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		3,451	3,573,588
Series 2015-C3, Class A4 3.718%, 08/15/2048		6,101	6,388,799
Series 2015-C4, Class A4 3.808%, 11/15/2048		7,715	8,124,508
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.389%, 08/10/2044(a)		2,100	1,996,715
Series 2013-G1, Class A1 2.059%, 04/10/2031(a)		314	312,380
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		6,804	6,925,191

abfunds.com	AB BOND FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.419%, 08/15/2046(a)	U.S.$	1,285	$1,216,829
Series 2012-C6, Class E 5.157%, 05/15/2045(a)		3,967	3,400,912
Series 2014-C20, Class A5 3.805%, 07/15/2047		9,950	10,503,383
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.702%, 08/15/2046(a)		2,527	2,193,069
Series 2014-C21, Class A5 3.775%, 08/15/2047		6,300	6,651,357
Series 2015-C30, Class A5 3.822%, 07/15/2048		3,820	4,077,757
Series 2015-C31, Class A3 3.801%, 08/15/2048		9,802	10,459,649
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,433	838,112
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		6,295	6,319,076
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.375%, 09/15/2047(a)		900	771,879
Series 2016-UB12, Class A4 3.596%, 12/15/2049		6,180	6,437,883
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 05/15/2051		7,900	8,708,582
Series 2018-C8, Class A4 3.983%, 02/15/2051		6,400	6,679,120
Series 2018-C9, Class A4 4.117%, 03/15/2051		10,270	11,429,856
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		9,507	9,476,172
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.467%, 09/15/2048		5,778	4,913,924
Series 2016-C35, Class XA 1.948%, 07/15/2048(e)		23,822	2,105,092
Series 2018-C43, Class A4 4.012%, 03/15/2051		4,550	5,002,809

34 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.185%, 03/15/2045(a)(e)	U.S.$	68,802	$1,890,282
Series 2014-C19, Class A5 4.101%, 03/15/2047		1,600	1,697,046
Series 2014-C21, Class A5 3.678%, 08/15/2047		6,200	6,518,366

			223,007,171

Non-Agency Floating Rate CMBS – 1.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.605% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(d)		3,638	2,933,406
Series 2018-KEYS, Class A 1.705% (LIBOR 1 Month + 1.00%), 05/15/2035(a)(d)		7,150	6,363,156
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.705% (LIBOR 1 Month + 1.00%), 11/15/2033(d)(f)		10,570	10,140,700
BFLD Series 2019-DPLO, Class D 2.545% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(d)		2,485	1,864,543
BHMS Series 2018-ATLS, Class A 1.955% (LIBOR 1 Month + 1.25%), 07/15/2035(d)(f)		5,580	4,668,396
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 1.525% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(d)		4,000	3,270,431
BX Trust Series 2018-EXCL, Class A 1.792% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(d)		5,730	5,003,648
CLNY Trust Series 2019-IKPR, Class D 2.73% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(d)		5,360	3,884,359
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.78% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(d)		5,912	4,834,905
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.905% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(d)		1,456	1,309,862

abfunds.com	AB BOND FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

			Principal Amount (000)	U.S. $ Value

Series 2019-SMP, Class A 1.855% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(d)	U.S.$		1,700	$1,443,957
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555% (LIBOR 1 Month + 1.85%), 01/16/2037(d)(f)			859	787,548
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.655% (LIBOR 1 Month + 1.95%), 11/15/2026(d)(f)			2,464	2,238,312
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 1.488% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(d)			3,359	3,208,068
Series 2019-MILE, Class A 2.205% (LIBOR 1 Month + 1.50%), 07/15/2036(d)(f)			2,750	2,573,991
Starwood Retail Property Trust Series 2014-STAR, Class A 2.175% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(d)			9,857	9,200,407

				63,725,689

Total Commercial Mortgage-Backed Securities (cost $295,209,721)				286,732,860

INFLATION-LINKED SECURITIES – 7.3%
Japan – 1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027		JPY	3,589,268	33,359,746

United States – 6.3%
U.S. Treasury Inflation Index 0.125%, 04/15/2021-07/15/2026 (TIPS)	U.S.$		165,877	164,236,506
0.375%, 07/15/2025 (TIPS)			44,921	45,748,731
0.75%, 07/15/2028 (TIPS)			6,570	7,016,925

				217,002,162

Total Inflation-Linked Securities (cost $249,313,336)				250,361,908

36 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.4%
Risk Share Floating Rate – 3.9%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 2.297% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(d)	U.S.$	1,485	$1,474,991
Series 2018-3A, Class M1B 2.797% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(d)		2,997	2,979,112
Series 2019-2A, Class M1C 2.947% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(d)		4,163	3,702,704
Series 2019-3A, Class M1B 2.547% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(d)		3,489	2,985,294
Series 2019-3A, Class M1C 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(d)		575	426,926
Series 2019-4A, Class M1B 2.947% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(d)		5,145	4,913,380
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 3.347% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(d)		3,063	2,618,310
Series 2019-R02, Class 1M2 3.247% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(d)		4,903	4,057,746
Series 2019-R03, Class 1M2 3.097% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(d)		4,773	3,907,958
Series 2019-R04, Class 2M2 3.047% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(d)		3,751	3,051,020
Series 2019-R05, Class 1M2 2.947% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(d)		2,456	2,075,011
Series 2019-R06, Class 2M2 3.047% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(d)		3,681	2,845,964
Series 2019-R07, Class 1M2 3.047% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(d)		6,810	5,487,044

abfunds.com	AB BOND FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2020-R02, Class 2M1 1.697% (LIBOR 1 Month + 0.75%), 01/25/2040(a)(d)	U.S.$	1,914	$1,836,797
Eagle Re Ltd. Series 2018-1, Class M2 3.947% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(d)		617	426,409
Series 2020-1, Class M1A 1.847% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(d)		6,400	6,102,170
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.997% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)		524	427,253
Series 2019-DNA4, Class M2 2.897% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(d)		5,050	3,790,636
Series 2019-FTR2, Class M2 3.097% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(d)		2,742	2,041,908
Series 2020-HQA2, Class M1 1.911% (LIBOR 1 Month + 1.10%), 03/25/2050(a)(d)		5,205	5,024,507
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.097% (LIBOR 1 Month + 7.15%), 07/25/2023(d)		2,446	2,325,180
Series 2015-DNA2, Class M2 3.547% (LIBOR 1 Month + 2.60%), 12/25/2027(d)		56	56,140
Series 2017-DNA1, Class M2 4.197% (LIBOR 1 Month + 3.25%), 07/25/2029(d)		3,000	2,639,996
Series 2017-DNA2, Class M2 4.397% (LIBOR 1 Month + 3.45%), 10/25/2029(d)		1,510	1,343,757
Series 2017-DNA3, Class M2 3.447% (LIBOR 1 Month + 2.50%), 03/25/2030(d)		2,175	1,872,330
Series 2017-HQA2, Class M2 3.597% (LIBOR 1 Month + 2.65%), 12/25/2029(d)		1,400	1,212,056

38 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 5.247% (LIBOR 1 Month + 4.30%), 02/25/2025(d)	U.S.$	3,279	$3,086,027
Series 2015-C01, Class 2M2 5.497% (LIBOR 1 Month + 4.55%), 02/25/2025(d)		1,467	1,414,965
Series 2015-C02, Class 2M2 4.947% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		1,611	1,519,926
Series 2015-C03, Class 1M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		3,758	3,619,314
Series 2015-C03, Class 2M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		3,179	3,063,120
Series 2015-C04, Class 1M2 6.647% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,231	1,217,153
Series 2015-C04, Class 2M2 6.497% (LIBOR 1 Month + 5.55%), 04/25/2028(d)		4,286	3,968,991
Series 2016-C05, Class 2M2 5.397% (LIBOR 1 Month + 4.45%), 01/25/2029(d)		4,990	4,761,908
Series 2016-C06, Class 1M2 5.197% (LIBOR 1 Month + 4.25%), 04/25/2029(d)		1,835	1,764,438
Series 2016-C07, Class 2M2 5.297% (LIBOR 1 Month + 4.35%), 05/25/2029(d)		1,086	1,035,471
Series 2017-C01, Class 1M2 4.497% (LIBOR 1 Month + 3.55%), 07/25/2029(d)		2,783	2,545,758
Series 2017-C03, Class 1M2 3.947% (LIBOR 1 Month + 3.00%), 10/25/2029(d)		2,860	2,532,502
Home Re Ltd. Series 2018-1, Class M1 2.547% (LIBOR 1 Month + 1.60%), 10/25/2028(a)(d)		1,429	1,423,440
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.197% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(f)		682	699,762

abfunds.com	AB BOND FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.847% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(d)	U.S.$	4,533	$4,304,166
Series 2020-1, Class M1A 1.897% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(d)		1,924	1,844,669
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(d)		2,136	1,912,196
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.613% (LIBOR 1 Month + 2.00%), 03/27/2024(d)(f)		1,914	1,839,327
Series 2019-2R, Class A 4.363% (LIBOR 1 Month + 2.75%), 05/27/2023(d)(f)		3,740	3,489,692
Series 2019-3R, Class A 3.659% (LIBOR 1 Month + 2.70%), 10/27/2022(d)(f)		1,218	1,166,885
Series 2020-1R, Class A 3.995% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(f)		4,926	3,692,315
Radnor Re Ltd. Series 2019-1, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(d)		3,896	3,881,663
Series 2019-2, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(d)		4,356	4,075,193
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.877% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(f)		2,944	2,633,447
Series 2015-WF1, Class 2M2 7.127% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(f)		935	837,767

			131,954,694

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. Series 4954, Class SL 5.345% (6.05% – LIBOR 1 Month), 02/25/2050(d)(g)		5,255	954,910

40 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.395% (6.10% – LIBOR 1 Month), 12/15/2044(d)(g)	U.S.$	15,696	$2,890,557
Series 4585, Class DS 5.295% (6.00% – LIBOR 1 Month), 05/15/2046(d)(g)		8,454	1,835,526
Series 4693, Class SL 5.445% (6.15% – LIBOR 1 Month), 06/15/2047(d)(g)		5,882	1,190,638
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.593% (6.54% – LIBOR 1 Month), 12/25/2041(d)(g)		8,526	1,728,195
Series 2012-70, Class SA 5.603% (6.55% – LIBOR 1 Month), 07/25/2042(d)(g)		15,122	3,417,491
Series 2014-17, Class SA 5.103% (6.05% – LIBOR 1 Month), 04/25/2044(d)(g)		14,684	3,083,215
Series 2015-26, Class SH 5.503% (6.45% – LIBOR 1 Month), 05/25/2045(d)(g)		12,031	2,519,260
Series 2016-106, Class ES 5.053% (6.00% – LIBOR 1 Month), 01/25/2047(d)(g)		6,889	1,279,113
Series 2017-16, Class SG 5.103% (6.05% – LIBOR 1 Month), 03/25/2047(d)(g)		14,895	2,850,150
Series 2017-62, Class AS 5.203% (6.15% – LIBOR 1 Month), 08/25/2047(d)(g)		9,880	1,632,219
Series 2017-81, Class SA 5.253% (6.20% – LIBOR 1 Month), 10/25/2047(d)(g)		14,612	2,934,086
Series 2017-97, Class SW 5.253% (6.20% – LIBOR 1 Month), 12/25/2047(d)(g)		11,057	2,490,004
Government National Mortgage Association Series 2017-122, Class SA 5.427% (6.20% – LIBOR 1 Month), 08/20/2047(d)(g)		11,336	2,202,102

abfunds.com	AB BOND FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2017-134, Class MS 5.427% (6.20% – LIBOR 1 Month), 09/20/2047(d)(g)	U.S.$	11,246	$2,381,347
Series 2017-43, Class ST 5.327% (6.10% – LIBOR 1 Month), 03/20/2047(d)(g)		13,970	2,626,409

			36,015,222

Non-Agency Fixed Rate – 0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		473	396,471
Series 2006-24CB, Class A16 5.75%, 08/25/2036		2,875	1,938,818
Series 2006-28CB, Class A14 6.25%, 10/25/2036		1,921	1,378,808
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		831	676,157
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		844	560,015
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		2,040	1,396,363

			6,346,632

Non-Agency Floating Rate – 0.1%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 3.047% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(d)		1,630	1,407,555
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.137% (LIBOR 1 Month + 0.19%), 12/25/2036(d)		4,983	2,176,174
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.197% (LIBOR 1 Month + 0.25%), 03/25/2035(d)		1,330	1,057,968

			4,641,697

Agency Fixed Rate – 0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.167%, 05/28/2035		1,605	1,384,381

42 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(e)	U.S.$	13,314	$2,425,088

			3,809,469

Total Collateralized Mortgage Obligations (cost $200,584,834)			182,767,714

ASSET-BACKED SECURITIES – 3.4%
Autos - Fixed Rate – 1.9%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)		3,918	3,826,484
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		6,700	6,611,161
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(a)		2,790	2,826,646
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(a)		2,980	3,021,684
Series 2019-2A, Class A 2.93%, 07/15/2022(a)		1,614	1,602,430
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		5,120	5,125,346
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(a)		3,030	3,141,601
Series 2016-4, Class D 3.89%, 11/15/2022(a)		3,395	3,389,914
Series 2017-4, Class A 2.07%, 04/15/2022(a)		303	301,702
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(a)		1,899	1,881,678
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 05/15/2022		5,045	5,039,160
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(a)		6,830	6,719,400
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		6,420	6,231,381
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		6,460	6,180,012

abfunds.com	AB BOND FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)	U.S.$	4,175	$4,137,237
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/2023(a)		4,725	4,723,691

			64,759,527

Other ABS - Fixed Rate – 1.0%
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		3,500	2,608,711
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 07/15/2025(a)		593	588,049
Marlette Funding Trust Series 2018-3A, Class A 3.20%, 09/15/2028(a)		921	915,262
Series 2018-4A, Class A 3.71%, 12/15/2028(a)		1,044	1,015,548
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		1,674	1,622,771
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		1,554	1,491,423
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020(f)		7,996	8,004,396
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/2025(a)		161	159,158
Series 2017-1, Class A 3.28%, 01/26/2026(a)		603	592,398
Series 2017-2, Class A 3.28%, 02/25/2026(a)		633	630,565
Series 2017-5, Class A2 2.78%, 09/25/2026(a)		3,431	3,244,834
Series 2017-6, Class A2 2.82%, 11/25/2026(a)		3,748	3,657,130
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)		5,301	5,143,266
Series 2019-3, Class A 2.90%, 05/25/2028(a)		3,927	3,804,807

			33,478,318

44 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 0.5%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024	U.S.$	8,300	$8,277,021
Series 2018-B, Class M 3.81%, 07/15/2025		4,490	4,542,242
Series 2019-B, Class M 3.04%, 04/15/2026		5,000	4,974,263

			17,793,526

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 2.072% (LIBOR 1 Month + 1.13%), 12/25/2032(d)		480	446,054
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.247% (LIBOR 1 Month + 0.30%), 04/25/2034(d)		4	3,700

			449,754

Total Asset-Backed Securities (cost $118,798,852)			116,481,125

AGENCIES – 3.1%
Agency Debentures – 3.1%
Federal Home Loan Bank 1.875%, 07/07/2021		16,930	17,248,623
2.50%, 02/13/2024		6,170	6,645,090
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/2020		81,666	81,456,935

Total Agencies (cost $103,838,766)			105,350,648

CORPORATES - NON-INVESTMENT GRADE – 1.5%
Financial Institutions – 0.9%
Banking – 0.9%
Citigroup, Inc. 5.95%, 01/30/2023(b)		2,569	2,484,120
Credit Suisse Group AG 6.375%, 08/21/2026(a)(b)		611	537,827
7.50%, 07/17/2023(a)(b)		5,931	5,517,372

abfunds.com	AB BOND FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

			Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series M 5.375%, 05/10/2020(b)	U.S.$		2,000	$1,784,980
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)			6,204	6,027,931
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(b)			7,871	7,796,776
Series U 3.77% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(d)			2,900	2,421,123
Standard Chartered PLC 3.28% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(d)			300	229,191
7.50%, 04/02/2022(a)(b)			1,882	1,829,699
7.75%, 04/02/2023(a)(b)			822	807,212

				29,436,231

Industrial – 0.6%
Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)			2,920	2,909,692

Communications - Media – 0.1%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)			2,150	1,746,230
Ziggo BV 5.50%, 01/15/2027(a)			1,557	1,556,673

				3,302,903

Consumer Cyclical -Automotive – 0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 05/15/2026(a)		EUR	746	683,313

Consumer Cyclical - Other – 0.1%
International Game Technology PLC 6.50%, 02/15/2025(a)		U.S.$	4,910	4,329,785

Consumer Non-Cyclical – 0.0%
CVS Health Corp. 3.625%, 04/01/2027			1,143	1,168,695

Energy – 0.2%
Occidental Petroleum Corp. 2.90%, 08/15/2024			5,750	3,161,063
3.50%, 08/15/2029			2,893	1,366,364

46 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)	U.S.$	2,143	$1,716,714

			6,244,141

Technology – 0.1%
CommScope, Inc. 5.50%, 03/01/2024(a)		1,646	1,663,448
6.00%, 03/01/2026(a)		2,169	2,169,954

			3,833,402

			22,471,931

Total Corporates - Non-Investment Grade (cost $59,874,780)			51,908,162

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.7%
United States – 0.7%
State of California Series 2010 7.625%, 03/01/2040		8,520	13,745,316
State of Florida Series 2019A 5.00%, 06/01/2020		10,160	10,224,719

Total Local Governments - US Municipal Bonds (cost $18,856,511)			23,970,035

QUASI-SOVEREIGNS – 0.4%
Quasi - Sovereign Bonds – 0.4%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(a)		3,460	3,222,592

Indonesia – 0.2%
Pertamina Persero PT 6.45%, 05/30/2044(a)		3,100	3,382,875
Perusahaan Listrik Negara PT 5.45%, 05/21/2028(a)		2,363	2,462,689
6.15%, 05/21/2048(a)		900	969,750

			6,815,314

abfunds.com	AB BOND FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Mexico – 0.1%
Petroleos Mexicanos
6.75%, 09/21/2047	U.S.$	3,731	$2,412,464
6.84%, 01/23/2030(a)		1,419	1,026,675

			3,439,139

Total Quasi-Sovereigns (cost $14,837,686)			13,477,045

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
Dryden CLO Ltd. Series 2020-78A, Class C 3.632% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(d)		4,670	2,979,460
Series 2020-78A, Class D 4.682% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(d)		2,130	1,186,410
Elevation CLO Ltd. Series 2020-11A, Class D1 5.532% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(d)		4,500	2,717,343
Kayne CLO Ltd. Series 2020-7A, Class C 3.282% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(d)		2,090	961,400
Voya CLO Ltd. Series 2019-1A, Class DR 4.591% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(d)		1,850	1,350,358

Total Collateralized Loan Obligations (cost $15,240,000)			9,194,971

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(h)(i)		4,212	182,959
7.125%, 06/26/2042(a)(h)(i)		1,125	56,390

			239,349

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		825	713,625

48 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(a)	U.S.$	1,278	$1,084,902
BRF SA 3.95%, 05/22/2023(a)		462	417,244
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		376	344,980

			1,847,126

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		3,438	3,223,125

			6,023,225

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		1,352	1,328,381

Total Emerging Markets - Corporate Bonds (cost $12,302,779)			7,351,606

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050 (cost $3,465,000)		3,465	3,465,000

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Preference Shares)(h)(j)(k) (cost $2,813,000)		2,813	2,746,647

		Principal Amount (000)
EMERGING MARKETS -SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 01/31/2022(a) (cost $2,046,000)	U.S.$	2,046	1,962,242

abfunds.com	AB BOND FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Governments - Treasuries – 1.0%
Japan – 1.0%
Japan Treasury Discount Bill Series 887 Zero Coupon, 05/11/2020 (cost $33,997,971)	JPY	3,781,750	$35,180,387

Short-Term Municipal Notes – 0.6%
Massachusetts – 0.3%
Commonwealth of Massachusetts Series 2019A 4.00%, 04/23/2020	U.S.$	10,485	10,501,986

Texas – 0.3%
State of Texas 4.00%, 08/27/2020		10,500	10,618,440

Total Short-Term Municipal Notes (cost $21,078,073)			21,120,426

Total Short-Term Investments (cost $55,076,044)			56,300,813

Total Investments – 98.8% (cost $3,329,849,122)			3,368,480,883
Other assets less liabilities – 1.2%			40,918,414

Net Assets – 100.0%			$3,409,399,297

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	444	June 2020	$69,277,874	$4,186,617
U.S. T-Note 5 Yr (CBT) Futures	1,269	June 2020	159,081,047	765,715
U.S. T-Note 10 Yr (CBT) Futures	526	June 2020	72,949,625	3,140,488
U.S. Ultra Bond (CBT) Futures	887	June 2020	196,803,125	18,382,460

Sold Contracts
10 Yr Japan Bond (OSE) Futures	22	June 2020	31,216,368	424,476
Long Gilt Futures	2	June 2020	338,323	(4,101)

				$26,895,655

50 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	ZAR	66,413	USD	4,543	04/08/2020	$833,650
Goldman Sachs Bank USA	MYR	36,631	USD	8,921	08/13/2020	444,578
HSBC Bank USA	USD	4,332	ZAR	62,824	04/08/2020	(822,873)
JPMorgan Chase Bank, NA	JPY	13,299,796	USD	122,331	04/09/2020	(1,383,836)
Standard Chartered Bank	USD	1,124	ZAR	16,380	04/08/2020	(208,898)
Standard Chartered Bank	USD	54,539	JPY	5,761,797	04/09/2020	(942,814)
State Street Bank & Trust Co.	USD	345	ZAR	5,184	04/08/2020	(55,527)
UBS AG	EUR	37,968	USD	42,468	04/08/2020	585,733

						$(1,549,987)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00%	Quarterly	1.09%	USD	101,700	$(405,960)	$(225,042)	$(180,918)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	265,250	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/Semi-Annual	$2,178,143	$1,265	$2,176,878
SEK	1,163,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	(1,883,805)	—	(1,883,805)
CAD	47,620	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/Semi- Annual	1,588,556	101	1,588,455
JPY	10,998,600	12/13/2029	6 Month LIBOR	0.080%	Semi-Annual/Semi- Annual	796,920	—	796,920

abfunds.com	AB BOND FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi- Annual/ Quarterly	$(2,010,892)	$—	$(2,010,892)
CAD	10,140	01/14/2050	2.210%	3 Month CDOR	Semi- Annual/ Semi- Annual	(1,330,137)	33	(1,330,170)
USD	26,080	03/26/2050	0.799%	3 Month LIBOR	Semi- Annual/ Quarterly	726,970	—	726,970

						$65,755	$1,399	$64,356

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	8.90%	USD	3,618	$920,781	$287,055	$633,726
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	7,235	1,841,308	540,473	1,300,835
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	7,235	1,841,308	522,068	1,319,240
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	8,912	2,268,104	621,372	1,646,732
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,786	454,537	121,163	333,374
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,787	454,792	121,231	333,561
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,867	475,152	129,497	345,655

52 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	6,350	$(2,474,137)	$(904,447)	$(1,569,690)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,257	(277,546)	(163,783)	(113,763)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,526	(336,941)	(192,401)	(144,540)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,038	(449,820)	(301,822)	(147,998)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,870	(412,741)	(246,453)	(166,288)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,955	(431,502)	(263,773)	(167,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,813	(400,160)	(276,582)	(123,578)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	305	(67,318)	(48,819)	(18,499)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,520	(556,416)	(286,689)	(269,727)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,618	(798,855)	(411,604)	(387,251)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,041	(1,113,053)	(560,824)	(552,229)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	7,235	(1,597,488)	(804,912)	(792,576)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,040	(1,112,832)	(549,703)	(563,129)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	7,272	(1,605,658)	(774,596)	(831,062)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,401	(1,192,540)	(578,236)	(614,304)

abfunds.com	AB BOND FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1,998	$(441,158)	$(213,636)	$(227,522)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,772	(391,257)	(223,417)	(167,840)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,481	(547,805)	(312,809)	(234,996)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,797	(396,777)	(234,030)	(162,747)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,400	(751,003)	(407,432)	(343,571)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,020	(225,301)	(122,230)	(103,071)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,082	(238,816)	(109,362)	(129,454)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	20,000	(4,414,333)	(1,574,041)	(2,840,292)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,023	(1,108,660)	(322,908)	(785,752)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	8,500	(1,876,092)	(584,004)	(1,292,088)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,160	(476,748)	(127,835)	(348,913)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	6,266	(1,383,011)	(504,950)	(878,061)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,375	(303,485)	(110,805)	(192,680)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,776	(391,993)	(146,163)	(245,830)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,438	(758,824)	(325,964)	(432,860)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,204	(486,460)	(324,922)	(161,538)

54 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1	$(221)	$(124)	$(97)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	7,805	(819,612)	(151,723)	(667,889)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,496	(330,193)	(187,331)	(142,862)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	4,586	(1,012,207)	(326,949)	(685,258)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,613	(356,016)	(131,844)	(224,172)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	345	(76,147)	(40,188)	(35,959)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,727	(381,178)	(216,257)	(164,921)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,315	(731,675)	(376,808)	(354,867)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,315	(731,676)	(376,661)	(355,015)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,455	(541,859)	(262,822)	(279,037)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	640	(141,259)	(75,122)	(66,137)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	2,418	(533,693)	(327,018)	(206,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,342	(1,179,068)	(611,242)	(567,826)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,647	(363,520)	(174,373)	(189,147)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,982	(437,461)	(302,765)	(134,696)

abfunds.com	AB BOND FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1,687	$(372,349)	$(274,003)	$(98,346)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,355	(519,788)	(388,004)	(131,784)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	148	(32,667)	(22,338)	(10,329)
JPMorgan Securties, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	616	(135,962)	(78,115)	(57,847)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,630	(801,201)	(442,383)	(358,818)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,260	(278,103)	(154,910)	(123,193)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,317	(290,684)	(127,333)	(163,351)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	308	(67,980)	(29,858)	(38,122)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	323	(71,291)	(31,322)	(39,969)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,997	(440,771)	(139,939)	(300,832)

						$(29,409,329)	$(14,915,725)	$(14,493,604)

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $509,448,445 or 14.9% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

56 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

(e)	IO – Interest Only.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.29% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.705%, 11/15/2033	12/04/2017	$10,570,000	$10,140,700	0.30%
BHMS Series 2018-ATLS, Class A 1.955%, 07/15/2035	07/13/2018	5,580,299	4,668,396	0.14%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555%, 01/16/2037	02/11/2020	859,000	787,548	0.02%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.197%, 11/25/2024	11/06/2015	676,952	699,762	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.655%, 11/15/2026	11/16/2015	2,459,464	2,238,312	0.07%
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 2.205%, 07/15/2036	12/19/2019	2,750,492	2,573,991	0.08%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.613%, 03/27/2024	03/21/2019	1,914,215	1,839,327	0.05%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.363%, 05/27/2023	06/07/2019	3,739,608	3,489,692	0.10%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.659%, 10/27/2022	10/11/2019	1,217,776	1,166,885	0.03%

abfunds.com	AB BOND FUNDS | 57

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.995%, 02/27/2023	02/11/2020	$4,925,960	$3,692,315	0.11%
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/2020	10/06/2015	7,996,000	8,004,396	0.23%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	1,352,000	1,328,381	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.877%, 11/25/2025	09/28/2015	2,944,287	2,633,447	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.127%, 11/25/2025	09/28/2015	928,915	837,767	0.02%

(g)	Inverse interest only security.

(h)	Non-income producing security.

(i)	Defaulted.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$2,813,000	$2,746,647	0.08%

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MYR – Malaysian Ringgit

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

58 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

SHORT DURATION PLUS PORTFOLIO

March 31, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 58.7%
United States – 58.7%
U.S. Treasury Notes
1.125%, 09/30/2021-02/28/2025	U.S.$	9,455	$9,634,453
1.375%, 01/31/2021(a)		11,911	12,030,110
1.50%, 08/31/2021		13,536	13,770,765
1.625%, 06/30/2021-08/15/2022		13,944	14,276,457
1.75%, 10/31/2020		3,518	3,550,286
2.00%, 01/15/2021-02/15/2022		11,149	11,358,405
2.25%, 03/31/2021-04/30/2021		15,723	16,055,067
2.375%, 04/15/2021		14,135	14,450,829
2.50%, 01/31/2021-02/28/2021		27,888	28,435,012
2.875%, 11/15/2021		6,713	6,994,739
3.625%, 02/15/2021		4,607	4,743,050

Total Governments - Treasuries (cost $132,677,515)			135,299,173

INFLATION-LINKED SECURITIES – 10.3%
United States – 10.3%
U.S. Treasury Inflation Index
0.125%, 04/15/2021-07/15/2022 (TIPS)		16,437	16,195,898
0.625%, 07/15/2021 (TIPS)		2,649	2,621,643
1.25%, 07/15/2020 (TIPS)		5,009	4,956,467

Total Inflation-Linked Securities (cost $23,981,309)			23,774,008

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.3%
Non-Agency Fixed Rate CMBS – 4.1%
BAMLL Commercial Mortgage Securities Trust Series 2019-WBRK, Class D 3.534%, 03/10/2037(b)		185	157,659
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 09/10/2045(b)		600	601,860
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	344,950
Series 2013-GC11, Class XA 1.378%, 04/10/2046(c)		8,621	287,955
Series 2013-GC15, Class C 5.214%, 09/10/2046		516	475,949
Series 2015-GC29, Class A2 2.674%, 04/10/2048		123	122,489

abfunds.com	AB BOND FUNDS | 59

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2013-LC6, Class XA 1.373%, 01/10/2046(c)	U.S.$	2,384	$69,176
Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	778,179
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.499%, 02/10/2046(c)		7,807	268,400
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)		750	764,152
Series 2011-GC5, Class D 5.389%, 08/10/2044(b)		40	38,033
Series 2012-GC6, Class B 5.651%, 01/10/2045(b)		450	459,640
Series 2012-GCJ7, Class AS 4.085%, 05/10/2045		500	507,353
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	516,251
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.636%, 11/15/2043(b)		546	440,723
Series 2012-C8, Class C 4.627%, 10/15/2045(b)		355	329,249
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.835%, 09/15/2047(c)		10,275	308,955
Series 2015-C28, Class A2 2.773%, 10/15/2048		373	372,145
Series 2015-C29, Class A2 2.921%, 05/15/2048		96	95,737
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		587	589,170
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A2 2.982%, 07/15/2050		109	109,325
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.375%, 09/15/2047(b)		100	85,764
Series 2011-C3, Class C 5.245%, 07/15/2049(b)		250	240,936
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class C 4.105%, 03/10/2046(b)		505	457,140

60 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048	U.S.$	82	$82,260
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 02/15/2044(b)		516	504,125
Series 2011-C3, Class C 5.335%, 03/15/2044(b)		250	242,284
Series 2012-C10, Class XA 1.536%, 12/15/2045(b)(c)		1,090	37,476

			9,287,335

Non-Agency Floating Rate CMBS – 1.8%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.705% (LIBOR 1 Month + 1.00%), 05/15/2035(b)(d)		475	422,727
BFLD Series 2019-DPLO, Class D 2.545% (LIBOR 1 Month + 1.84%), 10/15/2034(b)(d)		187	140,310
CLNY Trust Series 2019-IKPR, Class D 2.73% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(d)		380	275,384
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.78% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(d)		297	242,772
Great Wolf Trust Series 2019-WOLF, Class A 1.739% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(d)		700	629,917
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.905% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(d)		503	452,205
Series 2019-SMP, Class A 1.855% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(d)		500	424,693
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555% (LIBOR 1 Month + 1.85%), 01/16/2037(d)(e)(f)		70	64,177

abfunds.com	AB BOND FUNDS | 61

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.755% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(d)	U.S.$	365	$310,572
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 1.488% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(d)		270	257,879
Series 2019-MILE, Class A 2.205% (LIBOR 1 Month + 1.50%), 07/15/2036(d)(f)		166	155,017
Starwood Retail Property Trust Series 2014-STAR, Class A 2.175% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(d)		859	801,640

			4,177,293

Agency CMBS – 0.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		916	942,973
Government National Mortgage Association Series 2006-51, Class IO 0.97%, 08/16/2046(c)		370	931

			943,904

Total Commercial Mortgage-Backed Securities (cost $15,486,874)			14,408,532

CORPORATES - INVESTMENT GRADE – 5.8%
Financial Institutions – 3.4%
Banking – 2.9%
Citigroup, Inc. 3.142%, 01/24/2023		650	654,998
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	272,105
Danske Bank A/S 3.244%, 12/20/2025(b)		525	486,575
JPMorgan Chase & Co. 2.295%, 08/15/2021		474	470,199
Lloyds Banking Group PLC 4.05%, 08/16/2023		350	356,745
Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/2022		1,000	1,015,840
NatWest Markets PLC 3.625%, 09/29/2022(b)		825	819,877

62 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

PNC Bank NA 2.052% (LIBOR 3 Month + 0.25%), 01/22/2021(d)	U.S.$	875	$861,192
US Bank NA/Cincinnati/OH 2.65%, 05/23/2022		650	658,508
Westpac Banking Corp. 2.65%, 01/25/2021		1,002	1,005,557

			6,601,596

Insurance – 0.3%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	658,092

REITS – 0.2%
WP Carey, Inc. 4.60%, 04/01/2024		550	542,889

			7,802,577

Industrial – 2.4%
Capital Goods – 0.4%
Boeing Co. (The) 2.30%, 08/01/2021		610	588,137
John Deere Capital Corp. 3.20%, 01/10/2022		236	241,020

			829,157

Communications - Media – 0.0%
Fox Corp. 3.05%, 04/07/2025		27	26,958

Consumer Non-Cyclical – 0.8%
AbbVie, Inc. 2.95%, 11/21/2026(b)		325	328,913
Biogen, Inc. 4.05%, 09/15/2025		600	634,326
GlaxoSmithKline Capital PLC 2.875%, 06/01/2022		875	901,198

			1,864,437

Energy – 0.9%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 2.773%, 12/15/2022		650	619,151
Enterprise Products Operating LLC 2.80%, 02/15/2021		400	395,612
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		290	296,377
Williams Cos., Inc. (The) 4.125%, 11/15/2020		742	733,682

			2,044,822

abfunds.com	AB BOND FUNDS | 63

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Technology – 0.3%
International Business Machines Corp. 2.85%, 05/13/2022	U.S.$	675	$692,294

			5,457,668

Total Corporates - Investment Grade (cost $13,337,289)			13,260,245

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.7%
Risk Share Floating Rate – 2.5%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(d)		400	352,447
Series 2019-3A, Class M1B 2.547% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(d)		260	222,112
Connecticut Avenue Securities Trust Series 2019-R07, Class 1M1 1.717% (LIBOR 1 Month + 0.77%), 10/25/2039(b)(d)		273	265,760
Series 2020-R02, Class 2M1 1.697% (LIBOR 1 Month + 0.75%), 01/25/2040(b)(d)		131	125,665
Eagle Re Ltd. Series 2020-1, Class M1A 1.847% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(d)		375	357,549
Federal Home Loan Mortgage Corp. Series 2019-HQA4, Class M1 1.717% (LIBOR 1 Month + 0.77%), 11/25/2049(b)(d)		242	233,778
Series 2020-HQA2, Class M1 1.911% (LIBOR 1 Month + 1.10%), 03/25/2050(b)(d)		395	381,303
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.097% (LIBOR 1 Month + 7.15%), 07/25/2023(d)		200	190,526
Series 2015-DN1, Class M3 5.097% (LIBOR 1 Month + 4.15%), 01/25/2025(d)		232	220,883
Series 2015-DNA3, Class M2 3.797% (LIBOR 1 Month + 2.85%), 04/25/2028(d)		199	194,639

64 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2015-HQ2, Class M2 2.897% (LIBOR 1 Month + 1.95%), 05/25/2025(d)	U.S.$	301	$288,418
Series 2016-HQA2, Class M2 3.197% (LIBOR 1 Month + 2.25%), 11/25/2028(d)		83	81,430
Series 2017-DNA1, Class M1 2.147% (LIBOR 1 Month + 1.20%), 07/25/2029(d)		86	85,272
Series 2017-HQA3, Class M2 3.297% (LIBOR 1 Month + 2.35%), 04/25/2030(d)		351	300,902
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.197% (LIBOR 1 Month + 5.25%), 10/25/2023(d)		215	210,218
Series 2014-C04, Class 1M2 5.847% (LIBOR 1 Month + 4.90%), 11/25/2024(d)		367	349,155
Series 2015-C01, Class 1M2 5.247% (LIBOR 1 Month + 4.30%), 02/25/2025(d)		165	155,044
Series 2016-C06, Class 1M1 2.247% (LIBOR 1 Month + 1.30%), 04/25/2029(d)		48	47,428
Series 2016-C06, Class 1M2 5.197% (LIBOR 1 Month + 4.25%), 04/25/2029(d)		216	207,966
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.847% (LIBOR 1 Month + 1.90%), 11/26/2029(b)(d)		284	269,992
Series 2020-1, Class M1A 1.897% (LIBOR 1 Month + 0.95%), 02/25/2030(b)(d)		185	177,091
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		215	192,258
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.363% (LIBOR 1 Month + 2.75%), 05/27/2023(d)(f)		235	218,837
Series 2019-3R, Class A 3.659% (LIBOR 1 Month + 2.70%), 10/27/2022(d)(f)		127	121,906

abfunds.com	AB BOND FUNDS | 65

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Radnor Re Ltd. Series 2019-1, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)	U.S.$	281	$279,863
Series 2019-2, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(d)		222	207,297

			5,737,739

Agency Floating Rate – 1.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.205% (LIBOR 1 Month + 0.50%), 06/15/2039(d)		536	533,044
Series 4286, Class VF 1.155% (LIBOR 1 Month + 0.45%), 12/15/2043(d)		514	509,881
Federal National Mortgage Association REMICs Series 2013-57, Class FN 1.297% (LIBOR 1 Month + 0.35%), 06/25/2043(d)		414	407,323
Series 2014-49, Class AF 1.975% (LIBOR 1 Month + 0.32%), 08/25/2044(d)		585	584,340
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.576% (LIBOR 1 Month + 0.56%), 12/08/2020(d)		1,356	1,352,800

			3,387,388

Agency Fixed Rate – 0.7%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		910	946,853
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044		249	256,737
Series 2015-72, Class PC 3.00%, 10/25/2043		346	349,022

			1,552,612

Non-Agency Floating Rate – 0.0%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 3.047% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)		118	101,657

Total Collateralized Mortgage Obligations (cost $11,235,768)			10,779,396

66 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

AGENCIES – 4.6%
Agency Debentures – 4.6%
Federal Home Loan Bank
1.375%, 02/17/2023	U.S.$	750	$770,146
2.50%, 02/13/2024		445	479,265
2.625%, 05/28/2020		3,650	3,662,738
3.00%, 10/12/2021		1,450	1,507,319
Federal National Mortgage Association
2.50%, 02/05/2024		810	870,612
2.75%, 06/22/2021		2,217	2,281,138
2.875%, 10/30/2020		1,042	1,058,026

Total Agencies (cost $10,359,368)			10,629,244

ASSET - BACKED SECURITIES – 3.9%
Autos - Fixed Rate – 2.4%
Americredit Automobile Receivables Trust Series 2019-1, Class A2A 2.93%, 06/20/2022		322	321,847
AmeriCredit Automobile Receivables Trust Series 2020-1, Class A2A 1.10%, 03/20/2023		820	811,448
Exeter Automobile Receivables Trust Series 2019-2A, Class A 2.93%, 07/15/2022(b)		170	168,540
Series 2019-3A, Class B 2.58%, 08/15/2023(b)		520	512,496
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(b)		330	330,344
Flagship Credit Auto Trust Series 2017-4, Class A 2.07%, 04/15/2022(b)		24	24,076
Series 2019-4, Class B 2.53%, 11/17/2025(b)		590	574,633
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(b)		607	601,463
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 05/15/2022		660	659,236
Series 2017-2, Class A1 2.16%, 09/15/2022		558	552,723
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(b)		550	541,094

abfunds.com	AB BOND FUNDS | 67

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class A 3.42%, 05/25/2025(b)	U.S.$	500	$478,329

			5,576,229

Other ABS - Fixed Rate – 0.8%
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		100	74,535
Marlette Funding Trust Series 2018-3A, Class A 3.20%, 09/15/2028(b)		62	61,390
Series 2019-1A, Class A 3.44%, 04/16/2029(b)		306	295,116
Series 2019-3A, Class A 2.69%, 09/17/2029(b)		321	310,841
Series 2020-1A, Class A 2.24%, 03/15/2030(b)		194	187,722
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(b)		192	183,942
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/2025(b)		20	19,255
Series 2016-3, Class A 3.05%, 12/26/2025(b)		31	30,486
Series 2017-2, Class A 3.28%, 02/25/2026(b)		62	62,113
Series 2017-5, Class A2 2.78%, 09/25/2026(b)		257	243,080
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(b)		202	196,441
Series 2019-3, Class A 2.90%, 05/25/2028(b)		302	292,677

			1,957,598

Credit Cards - Fixed Rate – 0.7%
World Financial Network Credit Card Master Trust Series 2017-C, Class A 2.31%, 08/15/2024		935	929,260
Series 2018-A, Class A 3.07%, 12/16/2024		590	588,366

			1,517,626

Total Asset-Backed Securities (cost $9,222,953)			9,051,453

68 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 1.6%
Agency Fixed Rate 30-Year – 1.5%
FHLMC Uniform Mortgage-Backed Security Series 2019 3.50%, 10/01/2049-11/01/2049	U.S.$	1,489	$1,585,680
FNMA Uniform Mortgage-Backed Security Series 2010 5.00%, 02/01/2040		1,073	1,191,151
Government National Mortgage Association Series 2002 7.50%, 03/15/2032		51	59,040
Series 2009 5.00%, 10/15/2039		412	461,941

			3,297,812

Agency Fixed Rate 15-Year – 0.1%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 07/01/2025		105	109,875
6.50%, 03/01/2026		140	148,502
Federal National Mortgage Association Series 2006 6.00%, 12/01/2021		1	1,190

			259,567

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 3.277% (LIBOR 6 Month + 10.00%), 01/01/2037(d)		2	1,839

Total Mortgage Pass-Throughs (cost $3,490,014)			3,559,218

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
State of Florida Series 2019A 5.00%, 06/01/2020 (cost $678,404)		675	679,300

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
China – 0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 08/08/2024(b) (cost $514,922)		516	522,417

abfunds.com	AB BOND FUNDS | 69

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Company		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
Dryden CLO Ltd. Series 2020-78A, Class C 3.632% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)	U.S.$	320	$204,160
Elevation CLO Ltd. Series 2020-11A, Class C 3.887% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(d)		250	172,449
Voya CLO Ltd. Series 2019-1A, Class DR 4.591% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)		130	94,890

Total Collateralized Loan Obligations (cost $700,000)			471,499

SHORT-TERM INVESTMENTS – 1.8%
Governments - Treasuries – 1.2%
Japan – 1.2%
Japan Treasury Discount Bill Series 887 Zero Coupon, 05/11/2020 (cost $2,687,564)	JPY	298,950	2,781,034

Short-Term Municipal Notes – 0.6%
Commonwealth of Massachusetts Series 2019A 4.00%, 04/23/2020	U.S.$	695	696,126
State of Texas
4.00%, 08/27/2020		690	697,783

Total Short-Term Municipal Notes (cost $1,391,124)			1,393,909

Total Short-Term Investments (cost $4,078,688)			4,174,943

Total Investments – 98.4% (cost $225,763,104)			226,609,428
Other assets less liabilities – 1.6%			3,753,180

Net Assets – 100.0%			$230,362,608

70 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	479	June 2020	$105,563,367	$1,515,169

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	4	June 2020	554,750	(24,756)

				$1,490,413

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	JPY	754,900	USD	6,944	04/09/2020	$(78,547)
Standard Chartered Bank	USD	4,311	JPY	455,400	04/09/2020	(74,518)

						$(153,065)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	8.90%	USD	147	$37,411	$11,663	$25,748
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	295	75,077	22,037	53,040
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	295	75,078	21,287	53,791
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	363	92,383	25,309	67,074
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	119	30,286	8,073	22,213
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	118	30,031	8,005	22,026
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	113	28,759	7,838	20,921

abfunds.com	AB BOND FUNDS | 71

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	99	$(21,859)	$(12,482)	$(9,377)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	147	(32,446)	(22,426)	(10,020)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	24	(5,298)	(3,842)	(1,456)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	147	(32,458)	(16,724)	(15,734)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	295	(65,136)	(32,820)	(32,316)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	118	(26,055)	(14,878)	(11,177)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	165	(36,432)	(20,804)	(15,628)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	117	(25,833)	(15,237)	(10,596)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	376	(83,052)	(45,057)	(37,995)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	113	(24,960)	(13,541)	(11,419)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	23	(5,078)	(2,943)	(2,135)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	504	(111,241)	(32,400)	(78,841)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	860	(189,816)	(59,087)	(130,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	209	(46,130)	(12,369)	(33,761)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	607	(133,976)	(48,916)	(85,060)

72 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	132	$(29,134)	$(10,637)	$(18,497)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	168	(37,080)	(13,826)	(23,254)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	330	(72,837)	(31,288)	(41,549)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	750	(165,538)	(91,572)	(73,966)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	445	(98,219)	(31,725)	(66,494)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	499	(110,137)	(40,787)	(69,350)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	160	(35,315)	(24,441)	(10,874)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	133	(29,355)	(21,602)	(7,753)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	186	(41,053)	(30,645)	(10,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	58	(12,807)	(7,392)	(5,415)
JPMorgan Securties, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	40	(8,828)	(5,072)	(3,756)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	402	(88,728)	(48,991)	(39,737)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	139	(30,679)	(17,089)	(13,590)

						$(1,230,455)	$(624,381)	$(606,074)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to

abfunds.com	AB BOND FUNDS | 73

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $20,549,028 or 8.9% of net assets.

(c)	IO – Interest Only.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

(e)	Illiquid security.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.24% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555%, 01/16/2037	02/11/2020	$70,000	$64,177	0.03%
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 2.205%, 07/15/2036	12/09/2019	165,647	155,017	0.07%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.363%, 05/27/2023	10/16/2017	234,509	218,837	0.09%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.659%, 10/27/2022	10/11/2019	127,222	121,906	0.05%

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REIT – Real Estate Investment

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

74 | AB BOND FUNDS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Assets
Investments in securities, at value	$3,368,480,883		$226,609,428
Foreign currencies, at value(a)	311,636		– 0	–
Cash	30,089,393		2,633,327
Cash collateral due from broker	28,578,932		380,705
Receivables:
Interest	17,518,012		932,030
Investment securities sold	38,061,731		1,439,967
Capital shares sold	2,890,370		278,583
Variation margin on futures	– 0	–	1,405
Variation margin on centrally cleared swaps	998,985		– 0	–
Market value on credit default swaps(b)	8,255,982		369,025
Unrealized appreciation of forward currency exchange contracts	1,863,961		– 0	–

Total assets	3,497,049,885		232,644,470

Liabilities
Payables:
Dividends to shareholders	2,227,984		95,872
Investment securities purchased	32,929,167		217,872
Capital shares redeemed	4,921,555		52,094
Variation margin on futures	3,847,244		– 0	–
Management fee	1,240,874		65,366
Shareholder servicing fee	284,597		17,187
Distribution fee	12		5,629
Transfer Agent fee	30,257		5,074
Directors’ fees payable	2,318		726
Accrued expenses	1,087,321		69,497
Market value on credit default swaps(c)	37,665,311		1,599,480
Unrealized depreciation of forward currency exchange contracts	3,413,948		153,065

Total liabilities	87,650,588		2,281,862

Net Assets	$3,409,399,297		$230,362,608

Cost of investments	$3,329,849,122		$225,763,104

Net Assets Consist of:
Capital stock, at par	$255,213		$19,597
Additional paid-in capital	3,340,786,194		239,761,131
Distributable earnings (accumulated loss)(d)	68,357,890		(9,418,120)

	$3,409,399,297		$230,362,608

(a)	Cost: $328,353 and $0, respectively. (Note 1)
(b)	Net premiums paid of $2,342,859 and $104,212, respectively.
(c)	Net premiums received of $17,258,584 and $728,593, respectively.
(d)	Net of accrued foreign capital gains taxes of $447,123 and $0, respectively.

See notes to financial statements.

abfunds.com	AB BOND FUNDS | 75

STATEMENT OF ASSETS AND LIABILITIES (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Intermediate Duration Class/Short Duration Plus Class Shares
Net Assets	$3,409,314,968	$208,349,953
Shares of capital stock outstanding	255,207,124	17,725,721

Net asset value, offering and redemption price per share	$13.36	$11.75

Class A Shares
Net Assets	$64,281	$19,949,249
Shares of capital stock outstanding	4,808	1,695,869

Net asset value and redemption price per share	$13.37	$11.76
Sales charge – 4.25% of public offering price	0.59	0.52

Maximum offering price	$13.96	$12.28

Class C Shares
Net Assets		$2,063,406
Shares of capital stock outstanding		175,781

Net asset value and offering price per share		$11.74

Advisor Class Shares
Net Assets	$10,024
Shares of capital stock outstanding	750.08

Net asset value and offering price per share	$13.36

Class Z Shares
Net Assets	$10,024
Shares of capital stock outstanding	750.08

Net asset value and offering price per share	$13.36

See notes to financial statements.

76 | AB BOND FUNDS	abfunds.com

STATEMENT OF OPERATIONS

for the six months ended March 31, 2020 (Unaudited)

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Investment Income
Income:
Interest	$56,383,241		$2,748,698

Total income	56,383,241		2,748,698

Expenses:
Management fee (see Note 2A)	7,531,930		433,575
Shareholder servicing fee (see Note 2B)	1,726,709		113,875
Custodian fee	133,658		55,204
Transfer Agent fee – Non-Retail Class	87,614		9,695
Transfer Agent fee – Class A	125		16,541
Transfer Agent fee – Class B	– 0	–	5
Transfer Agent fee – Class C	– 0	–	1,974
Transfer Agent fee – Advisor Class	57		– 0	–
Transfer Agent fee – Class Z	1		– 0	–
Distribution fees – Class A	33		22,416
Distribution fees – Class B	– 0	–	7
Distribution fees – Class C	– 0	–	10,368
Directors’ fees and expenses	71,851		4,777
Registration fees	40,281		34,160
Auditing and tax fees	54,174		9,150
Legal fees	43,728		3,524
Printing fees	21,610		20,916
Miscellaneous	45,783		13,196

Total expenses	9,757,554		749,383
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	– 0	–	(5,706)

Net expenses	9,757,554		743,677

Net investment income	46,625,687		2,005,021

abfunds.com	AB BOND FUNDS | 77

STATEMENT OF OPERATIONS (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$16,087,603	$614,904
Forward currency exchange contracts	(1,632,573)	21,545
Futures	3,787,002	(109,899)
Swaps	(1,989,704)	92,673
Foreign currency transactions	2,045,978	96,597

Net realized gain on investment transactions	18,298,306	715,820

Net change in unrealized appreciation/depreciation of:
Investments(b)	(81,208,897)	(974,203)
Forward currency exchange contracts	(1,007,725)	(175,573)
Futures	31,277,921	1,631,228
Swaps	(13,089,469)	(616,342)
Foreign currency denominated assets and liabilities	(50,543)	– 0	–

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(64,078,713)	(134,890)

Net realized and unrealized gain (loss) on investment transactions	(45,780,407)	580,930

Net increase in net assets resulting from operations	$845,280	$2,585,951

(a)	Net of foreign capital gains taxes of $286,106 and $0 for the Intermediate Duration Portfolio and Short Duration Plus Portfolio, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $160,754 and $0 for the Intermediate Duration Portfolio and Short Duration Plus Portfolio, respectively.

See notes to financial statements.

78 | AB BOND FUNDS	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Intermediate Duration Portfolio
Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$46,625,687	$96,909,559
Net realized gain on investment transactions	18,298,306	55,461,039
Net change in unrealized appreciation/depreciation of investments	(64,078,713)	150,492,620
Contributions from affiliates (see Note 2A)	– 0	–	33,244

Net increase in net assets resulting from operations	845,280	302,896,462

Distributions to Shareholders
Intermediate Duration Class	$(49,352,654)	$(106,879,241)
Class A	(217)	(28	)(a)
Advisor Class	(74)	(33	)(a)
Class Z	(130)	(53	)(a)

Total distributions to shareholders	$(49,353,075)	$(106,879,355)

Capital-share transactions:
Net proceeds from sales of shares	281,398,577	379,432,489
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	36,688,130	81,451,447

Total proceeds from shares sold	318,086,707	460,883,936
Cost of shares redeemed	(276,668,346)	(532,057,461)

Net increase (decrease) in net assets from capital-share transactions	41,418,361	(71,173,525)

Net increase (decrease) in net assets	(7,089,434)	124,843,582
Net Assets:
Beginning of period	3,416,488,731	3,291,645,149

End of period	$3,409,399,297	$3,416,488,731

(a)	Commenced distribution on July 23, 2019.

See notes to financial statements.

abfunds.com	AB BOND FUNDS | 79

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Short Duration Plus Portfolio
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,005,021	$4,518,577
Net realized gain on investment transactions	715,820	1,198,352
Net change in unrealized appreciation/depreciation of investments	(134,890)	3,428,967

Net increase in net assets resulting from operations	2,585,951	9,145,896

Distributions to Shareholders
Short Duration Plus Class	$(2,073,720)	$(4,471,793)
Class A	(117,718)	(398,772)
Class B	(6)	(102)
Class C	(11,349)	(37,362)

Total distributions to shareholders	$(2,202,793)	$(4,908,029)

Capital-share transactions:
Net proceeds from sales of shares	59,870,554	117,048,284
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,810,181	4,125,292

Total proceeds from shares sold	61,680,735	121,173,576
Cost of shares redeemed	(83,593,042)	(90,252,370)

Net increase (decrease) in net assets from capital-share transactions	(21,912,307)	30,921,206

Net increase (decrease) in net assets	(21,529,149)	35,159,073
Net Assets:
Beginning of period	251,891,757	216,732,684

End of period	$230,362,608	$251,891,757

See notes to financial statements.

80 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS

March 31, 2020 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Duration Class A, Advisor Class and Class Z shares and the AB Short Duration Class A and C shares are (collectively, the “Bond Fund Retail Classes”) shares of Intermediate Duration Portfolio and Short Duration Plus Portfolio (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 series each with its own investment objective. Class B, Class R and Class T shares have been authorized but currently are not offered. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Effective August 2, 2019, sales of Class B shares of Short Duration Plus Portfolio were suspended. On November 7, 2019, all remaining outstanding Class B shares of Short Duration Plus Portfolio were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. These financial statements include only the Bond Fund Retail Classes. The financial highlights of the Intermediate Duration Class and Short Duration Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

abfunds.com	AB BOND FUNDS | 81

NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

82 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

abfunds.com	AB BOND FUNDS | 83

NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2020:

Intermediate Duration Portfolio
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Corporates – Investment Grade	$—	$876,106,415	$—	$876,106,415
Governments – Treasuries	—	777,888,073	—	777,888,073
Mortgage Pass-Throughs	—	602,415,619	—	602,415,619

84 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Intermediate Duration Portfolio
Investments in Securities:	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$—	$286,732,860	$—	$286,732,860
Inflation-Linked Securities	—	250,361,908	—	250,361,908
Collateralized Mortgage Obligations	—	182,767,714	—	182,767,714
Asset-Backed Securities	—	116,481,125	—	116,481,125
Agencies	—	105,350,648	—	105,350,648
Corporates – Non-Investment Grade	—	51,908,162	—	51,908,162
Local Governments – US Municipal Bonds	—	23,970,035	—	23,970,035
Quasi-Sovereigns	—	13,477,045	—	13,477,045
Collateralized Loan Obligations	—	9,194,971	—	9,194,971
Emerging Markets – Corporate Bonds	—	7,351,606	—	7,351,606
Governments – Sovereign Bonds	—	3,465,000	—	3,465,000
Common Stocks	—	—	2,746,647	2,746,647
Emerging Markets – Sovereigns	—	1,962,242	—	1,962,242
Short-Term Investments:
Governments – Treasuries	—	35,180,387	—	35,180,387
Short-Term Municipal Notes	—	21,120,426	—	21,120,426

Total Investments in Securities	—	3,365,734,236	2,746,647	3,368,480,883
Other Financial Instruments(b):
Assets:
Futures	26,899,756	—	—	26,899,756	(c)
Forward Currency Exchange Contracts	—	1,863,961	—	1,863,961
Centrally Cleared Interest Rate Swaps	—	5,290,589	—	5,290,589	(c)
Credit Default Swaps	—	8,255,982	—	8,255,982
Liabilities:
Futures	(4,101)	—	—	(4,101	)(c)
Forward Currency Exchange Contracts	—	(3,413,948)	—	(3,413,948)
Centrally Cleared Credit Default Swaps	—	(405,960)	—	(405,960	)(c)
Centrally Cleared Interest Rate Swaps	—	(5,224,834)	—	(5,224,834	)(c)
Credit Default Swaps	—	(37,665,311)	—	(37,665,311)

Total	$26,895,655	$3,334,434,715	$2,746,647	$3,364,077,017	(d)

abfunds.com	AB BOND FUNDS | 85

NOTES TO FINANCIAL STATEMENTS (continued)

Short Duration Plus Portfolio
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Governments – Treasuries	$—	$135,299,173	$—	$135,299,173
Inflation-Linked Securities	—	23,774,008	—	23,774,008
Commercial Mortgage-Backed Securities	—	14,408,532	—	14,408,532
Corporates – Investment Grade	—	13,260,245	—	13,260,245
Collateralized Mortgage Obligations	—	10,779,396	—	10,779,396
Agencies	—	10,629,244	—	10,629,244
Asset-Backed Securities	—	9,051,453	—	9,051,453
Mortgage Pass-Throughs	—	3,559,218	—	3,559,218
Local Governments – US Municipal Bonds	—	679,300	—	679,300
Quasi-Sovereigns	—	522,417	—	522,417
Collateralized Loan Obligations	—	471,499	—	471,499
Short-Term Investments:
Governments – Treasuries	—	2,781,034	—	2,781,034
Short-Term Municipal Notes	—	1,393,909	—	1,393,909

Total Investments in Securities	—	226,609,428	—	226,609,428
Other Financial Instruments(b):
Assets:
Futures	1,515,169	—	—	1,515,169	(c)
Credit Default Swaps	—	369,025	—	369,025
Liabilities:
Futures	(24,756)	—	—	(24,756	)(c)
Forward Currency Exchange Contracts	—	(153,065)	—	(153,065)
Credit Default Swaps	—	(1,599,480)	—	(1,599,480)

Total	$1,490,413	$225,225,908	$—	$226,716,321	(e)

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

Amounts of $42,233,344 and $1,539,790 for Asset-Backed Securities and Collateralized Mortgage Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

(e)

The amount of $2,696,884 for Asset-Backed Securities was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange

86 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years)

abfunds.com	AB BOND FUNDS | 87

NOTES TO FINANCIAL STATEMENTS (continued)

and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and

88 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Next $3 Billion	Thereafter
Intermediate Duration	0.450%	0.400%	0.350%	0.300%

	First $750 Million	Thereafter
Short Duration Plus	0.350%	0.300%

During the year ended September 30, 2019, the Adviser reimbursed the Intermediate Duration Portfolio $33,244 for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no

abfunds.com	AB BOND FUNDS | 89

NOTES TO FINANCIAL STATEMENTS (continued)

longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Bond Fund Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Bond Fund Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2020, the compensation retained by ABIS amounted to: Intermediate Duration Portfolio, $3,130 and Short Duration Plus Portfolio, $8,584.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Intermediate Duration and Short Duration Plus Class shares of the Portfolios. Under the agreement, the fee paid by the Intermediate Duration and Short Duration Plus Class shares to the Adviser for services under this

90 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

agreement is at an annual rate of .10% of the average daily net assets of the Portfolios attributable to the respective class during the month.

C. Distribution Arrangements—Intermediate Duration and Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Intermediate Duration and Short Duration Plus Class Shares of the Portfolios and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Intermediate Duration and Short Duration Plus Class shares of the Portfolios. This agreement does not apply to the Bond Fund Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Bond Fund Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Bond Fund Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Bond Fund Retail Classes. Effective April 1, 2012, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares of Short Duration Plus Portfolio. For the six months ended March 31, 2020, such waivers amounted to $5,706. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
Short Duration Plus	$1,030,358

There are no distribution and servicing fees on the Advisor Class and Class Z Shares. While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement,

abfunds.com	AB BOND FUNDS | 91

NOTES TO FINANCIAL STATEMENTS (continued)

there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the six months ended March 31, 2020, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class C
Intermediate Duration	$44	$	– 0	–	N/A
Short Duration Plus	59		113		$24

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2020, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Intermediate Duration	$405,329,214	$756,940,984	$247,506,863	$857,596,580
Short Duration Plus	8,761,479	45,609,817	15,929,098	54,441,675

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Appreciation	(Depreciation)
Intermediate Duration	$181,144,525	$(131,777,262)	$49,367,263
Short Duration Plus	5,029,708	(3,452,110)	1,577,598

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

92 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended March 31, 2020, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract

abfunds.com	AB BOND FUNDS | 93

NOTES TO FINANCIAL STATEMENTS (continued)

and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2020, the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes, and the Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. Each Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end

94 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the

abfunds.com	AB BOND FUNDS | 95

NOTES TO FINANCIAL STATEMENTS (continued)

requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2020, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from

96 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2020, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and

abfunds.com	AB BOND FUNDS | 97

NOTES TO FINANCIAL STATEMENTS (continued)

events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2020, the Portfolios had entered into the following derivatives:

Intermediate Duration Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$26,899,756	*	Receivable/ Payable for variation margin on futures	$4,101	*

Credit contracts				Receivable/ Payable for variation margin on centrally cleared swaps	180,918	*

Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	5,289,223	*	Receivable/ Payable for variation margin on centrally cleared swaps	5,224,867	*

98 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,863,961	Unrealized depreciation on forward currency exchange contracts	$3,413,948

Credit contracts	Market value on credit default swaps	8,255,982	Market value on credit default swaps	37,665,311

Total		$42,308,922		$46,489,145

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,787,002	$31,277,921

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,632,573)	(1,007,725)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(235,999)	1,789,234

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,753,705)	(14,878,703)

Total		$164,725	$17,180,727

abfunds.com	AB BOND FUNDS | 99

NOTES TO FINANCIAL STATEMENTS (continued)

Short Duration Plus Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$1,515,169	*	Receivable/ Payable for variation margin on futures	$24,756	*

Foreign currency contracts				Unrealized depreciation on forward currency exchange contracts	153,065

Credit contracts	Market value on credit default swaps	369,025		Market value on credit default swaps	1,599,480

Total		$1,884,194			$1,777,301

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(109,899)	$1,631,228

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	21,545	(175,573)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	92,673	(616,342)

Total		$4,319	$839,313

100 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2020:

Intermediate Duration Portfolio
Futures:
Average notional amount of buy contracts	$381,632,567
Average notional amount of sale contracts	$102,713,891
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$48,416,125
Average principal amount of sale contracts	$212,871,519
Centrally Cleared Interest Rate Swaps:
Average notional amount	$410,455,632
Credit Default Swaps:
Average notional amount of buy contracts	$61,546,857
Average notional amount of sale contracts	$164,257,857
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$50,370,000	(a)
Average notional amount of sale contracts	$108,635,000	(b)

(a)	Positions were open for four months during the period.

(b)	Positions were open for two months during the period.

Short Duration Plus Portfolio
Futures:
Average notional amount of buy contracts	$90,950,419
Average notional amount of sale contracts	$1,156,891
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,310,663	(a)
Average principal amount of sale contracts	$7,474,109
Credit Default Swaps:
Average notional amount of buy contracts	$2,606,714
Average notional amount of sale contracts	$8,474,571

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2020. Exchange-traded

abfunds.com	AB BOND FUNDS | 101

NOTES TO FINANCIAL STATEMENTS (continued)

derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Intermediate Duration Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$833,650	$ – 0	–	$	– 0	–	$	– 0	–	$833,650
Citigroup Global Markets, Inc.	8,255,982	(8,255,982)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	444,578	(444,578)			– 0	–		– 0	–	– 0	–
UBS AG	585,733	– 0	–		– 0	–		– 0	–	585,733

Total	$10,119,943	$(8,700,560)		$	– 0	–	$	– 0	–	$1,419,383	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$20,233,457	$(8,255,982)		$	– 0	–		$(11,977,475)		$ – 0	–
Credit Suisse International	6,785,494	– 0	–		– 0	–		(6,785,494)		– 0	–
Deutsche Bank AG	4,980,563	– 0	–		– 0	–		(4,980,563)		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	3,579,805	(444,578)			– 0	–		(3,135,227)		– 0	–
HSBC Bank USA	822,873	– 0	–		– 0	–		– 0	–	822,873
JPMorgan Chase Bank, NA/JPMorgan Securties, LLC	3,029,057	– 0	–		– 0	–		(1,945,837)		1,083,220
Morgan Stanley Capital Services LLC	440,771	– 0	–		– 0	–		(440,771)		– 0	–
Standard Chartered Bank	1,151,712	– 0	–		– 0	–		– 0	–	1,151,712
State Street Bank & Trust Co.	55,527	– 0	–		– 0	–		– 0	–	55,527

Total	$41,079,259	$(8,700,560)		$	– 0	–		$(29,265,367)		$3,113,332	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

102 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Short Duration Plus Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$369,025	$(358,607)		$	– 0	–	$	– 0	–	$10,418

Total	$369,025	$(358,607)		$	– 0	–	$	– 0	–	$10,418	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$358,607	$(358,607)		$	– 0	–	$	– 0	–	$ – 0	–
Credit Suisse International	785,752	– 0	–		– 0	–		(785,752)		– 0	–
Deutsche Bank AG	208,356	– 0	–		(208,356)			– 0	–	– 0	–
Goldman Sachs International	118,530	– 0	–		– 0	–		– 0	–	118,530
JPMorgan Chase Bank, NA/JPMorgan Securties, LLC	206,782	– 0	–		– 0	–		– 0	–	206,782
Standard Chartered Bank	74,518	– 0	–		– 0	–		– 0	–	74,518

Total	$1,752,545	$(358,607)			$(208,356)			$(785,752)		$399,830	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a

abfunds.com	AB BOND FUNDS | 103

NOTES TO FINANCIAL STATEMENTS (continued)

direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2020, Intermediate Duration Portfolio earned drop income of $54,176, which is included in interest income in the accompanying statement of operations.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

Intermediate Duration	2019	2018
Distributions paid from:
Ordinary income	$106,879,355	$82,290,539

Total distributions paid	$106,879,355	$82,290,539

104 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Short Duration Plus	2019	2018
Distributions paid from:
Ordinary income	$4,908,029	$3,257,158

Total distributions paid	$4,908,029	$3,257,158

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Intermediate Duration	$6,823,039	$(4,276,626)	$117,141,296	$119,687,709
Short Duration Plus	1,239,032	(12,761,469)	1,818,403	(9,704,034)

(a)

As of September 30, 2019, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2019, Intermediate Duration Portfolio and Short Duration Plus Portfolio utilized capital loss carryforwards of $59,249,379 and $617,652 respectively, to offset current year net realized gains. Additionally, Short Duration Plus Portfolio had $2,061,764 of capital loss carryforwards expire during the fiscal year. As of September 30, 2019, Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $1,079,570 and $70,327, respectively, in straddle losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, interest on defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carryforward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
Intermediate Duration	$3,197,056	$	– 0	–
Short Duration Plus	4,296,974		8,394,168

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is

abfunds.com	AB BOND FUNDS | 105

NOTES TO FINANCIAL STATEMENTS (continued)

generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In

106 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear.

abfunds.com	AB BOND FUNDS | 107

NOTES TO FINANCIAL STATEMENTS (continued)

Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market

108 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid Investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could

abfunds.com	AB BOND FUNDS | 109

NOTES TO FINANCIAL STATEMENTS (continued)

negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or

110 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related

abfunds.com	AB BOND FUNDS | 111

NOTES TO FINANCIAL STATEMENTS (continued)

investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cyber security incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 2.9 billion are allocated to the Intermediate Duration Portfolio and Short Duration Plus Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares		Retail Class C Shares		Retail Advisor Class Shares		Retail Class R Shares		Retail Class Z Shares		Retail Class T Shares		Total
Intermediate Duration	600	300	– 0	–	– 0	–	300		– 0	–	400		– 0	–	1,600
Short Duration Plus	200	200	200		200		– 0	–	200		– 0	–	300		1,300

112 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the six months ended March 31, 2020 and the year ended September 30, 2019, were as follows:

	Intermediate Duration Portfolio
	Shares				Amount
	Six Months Ended 3/31/20 (Unaudited)		Year Ended 9/30/19		Six Months Ended 3/31/20 (Unaudited)			Year Ended 9/30/19

Intermediate Duration Class Shares
Shares sold	20,777,483		29,044,636			$281,334,750		$379,402,425

Shares issued to shareholders on reinvestment of dividends and distributions	2,731,793		6,243,192			36,687,998		81,451,447

Shares redeemed	(20,546,806)		(40,968,709)			(276,659,343)		(532,057,461)

Net increase (decrease)	2,962,470		(5,680,881)			$41,363,405		$(71,203,589)

Class A Shares(a)
Shares sold	4,710		750			$63,827		$10,022

Shares issued to shareholders on reinvestment of dividends and distributions	10		– 0	–		132		– 0	–

Shares redeemed	(662)		– 0	–		(9,003)		– 0	–

Net increase	4,058		750			$54,956		$10,022

Advisor Class Shares(a)
Shares sold	– 0	–	750		$	– 0	–	$10,021

Net increase	– 0	–	750		$	– 0	–	$10,021

Class Z Shares(a)
Shares sold	– 0	–	750		$	– 0	–	$10,021

Net increase	– 0	–	750		$	– 0	–	$10,021

(a)	Commenced distribution on July 23, 2019.

abfunds.com	AB BOND FUNDS | 113

NOTES TO FINANCIAL STATEMENTS (continued)

Short Duration Plus Portfolio
Shares	Amount
Six Months Ended 3/31/20 (Unaudited)	Year Ended 9/30/19	Six Months Ended 3/31/20 (Unaudited)	Year Ended 9/30/19

Short Duration Plus Class Shares
Shares sold	4,398,259	8,624,294	$51,656,474	$100,019,774

Shares issued to shareholders on reinvestment of dividends	145,325	322,262	1,706,554	3,753,167

Shares redeemed	(6,341,400)	(5,772,283)	(74,526,839)	(66,998,281)

Net increase (decrease)	(1,797,816)	3,174,273	$(21,163,811)	$36,774,660

Class A Shares
Shares sold	546,142	1,300,182	$6,466,939	$15,174,427

Shares issued to shareholders on reinvestment of dividends	8,121	29,231	95,426	340,712

Shares converted from Class B	632	352	7,412	4,084

Shares converted from Class C	45,736	43,405	540,212	507,082

Shares redeemed	(647,107)	(1,816,405)	(7,608,442)	(21,155,858)

Net decrease	(46,476)	(443,235)	$(498,453)	$(5,129,553)

Class B Shares
Shares sold	90	68	$1,051	$785

Shares issued to shareholders on reinvestment of dividends	– 0	–(a)	8	4	103

Shares converted to Class A	(633)	(353)	(7,412)	(4,084)

Shares redeemed	– 0	–	(196)	– 0	–	(2,296)

Net decrease	(543)	(473)	$(6,357)	$(5,492)

Class C Shares
Shares sold	101,682	115,870	$1,198,466	$1,342,132

Shares issued to shareholders on reinvestment of dividends	700	2,695	8,197	31,310

Shares converted to Class A	(45,853)	(43,497)	(540,212)	(507,082)

Shares redeemed	(77,327)	(136,941)	(910,137)	(1,584,769)

Net decrease	(20,798)	(61,873)	$(243,686)	$(718,409)

(a) Amount is less than one share.

114 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08, which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio s’ financial statements through this date.

abfunds.com	AB BOND FUNDS | 115

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Duration Portfolio
	CLASS A
	Six Months Ended March 31, 2020 (unaudited)	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.10	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	.18

Total from investment operations	(.10)	.22

Less: Dividends

Dividends from net investment income	(.08)	(.03)

Net asset value, end of period	$ 13.37	$ 13.55

Total Return
Total investment return based on net asset value(c)	(.73)%	1.71%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$64	$10

Average net assets (000 omitted)	$27	$10

Ratio to average net assets of:

Expenses(d)	1.81%	2.00%

Net investment income(d)	1.44%	1.34%

Portfolio turnover rate(e)	33%	62%

See footnote Summary on page 121.

116 | AB BOND FUNDS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Duration Portfolio
	ADVISOR CLASS
	Six Months Ended March 31, 2020 (unaudited)	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.09	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	.19

Total from investment operations	(.09)	.23

Less: Dividends

Dividends from net investment income	(.10)	(.04)

Net asset value, end of period	$ 13.36	$ 13.55

Total Return
Total investment return based on net asset value(c)	(.68)%	1.76%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10	$10

Average net assets (000 omitted)	$10	$10

Ratio to average net assets of:

Expenses(d)	1.97%	1.75%

Net investment income(d)	1.30%	1.64%

Portfolio turnover rate(e)	33%	62%

See footnote Summary on page 121.

abfunds.com	AB BOND FUNDS | 117

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Duration Portfolio
	CLASS Z
	Six Months Ended March 31, 2020 (unaudited)	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.16	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	.18

Total from investment operations	(.02)	.25

Less: Dividends

Dividends from net investment income	(.17)	(.06)

Net asset value, end of period	$ 13.36	$ 13.55

Total Return
Total investment return based on net asset value(c)	(.12)%	1.95%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10	$10

Average net assets (000 omitted)	$10	$10

Ratio to average net assets of:

Expenses(d)	.87%	.77%

Net investment income(d)	2.40%	2.62%

Portfolio turnover rate(e)	33%	62%

See footnote summary on page 121.

118 | AB BOND FUNDS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
CLASS A
Six Months Ended March 31, 2020	Year Ended September 30,
(unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.74	$ 11.54	$ 11.69	$ 11.76	$ 11.75	$ 11.75

Income From Investment Operations

Net investment income(b)	.07	.18	.11	(f)	.03	.05	(g)	.03	(f)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	.22	(.14)	(.04)	.02	.02

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(h)	– 0	–	– 0	–

Total from investment operations	.10	.40	(.03)	(.01)	.07	.05

Less: Dividends

Dividends from net investment income	(.08)	(.20)	(.12)	(.06)	(.06)	(.05)

Net asset value, end of period	$ 11.76	$ 11.74	$ 11.54	$ 11.69	$ 11.76	$ 11.75

Total Return
Total investment return based on net asset value(c)(i)	.82%	3.44%	(.24)%	(.10)%	.64	%(g)	.43%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$19,950	$20,462	$25,222	$27,583	$25,615	$35,923

Average net assets (000 omitted)	$17,933	$23,973	$23,170	$24,693	$32,219	$42,125

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.08	%(d)	.97%	1.01%	1.13%	.95%	.91	%(j)

Expenses, before waivers/reimbursements	1.08	%(d)	.97%	1.01%	1.13%	.95%	.91	%(j)

Net investment income	1.15	%(d)	1.50%	.93	%(f)	.30%	.41	%(g)	.23	%(f)(j)

Portfolio turnover rate	23%	39%	85%	64%	76%	86%

See footnote summary on page 121.

abfunds.com	AB BOND FUNDS | 119

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
CLASS C
Six Months Ended March 31, 2020	Year Ended September 30,
(unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.72	$ 11.52	$ 11.67	$ 11.73	$ 11.72	$ 11.73

Income From Investment Operations

Net investment income(b)(f)	.05	.15	.08	.01	.02	(g)	.00	(h)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	.22	(.14)	(.03)	.03	.01

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(h)	– 0	–	– 0	–

Total from investment operations	.08	.37	(.06)	(.02)	.05	.01

Less: Dividends

Dividends from net investment income	(.06)	(.17)	(.09)	(.04)	(.04)	(.02)

Net asset value, end of period	$ 11.74	$ 11.72	$ 11.52	$ 11.67	$ 11.73	$ 11.72

Total Return

Total investment return based on net asset value(c)(i)	.72%	3.24%	(.44)%	(.22)%	.42	%(g)	.08%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$2,063	$2,304	$2,976	$5,091	$10,582	$13,724

Average net assets (000 omitted)	$2,074	$2,573	$3,778	$8,270	$12,845	$13,866

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.29	%(d)	1.18%	1.22%	1.31%	1.19%	1.17	%(j)

Expenses, before waivers/reimbursements	1.84	%(d)	1.73%	1.77%	1.86%	1.74%	1.72	%(j)

Net investment income (loss)(f)	.93	%(d)	1.29%	.67%	.09%	.18	%(g)	(.01	)%(j)

Portfolio turnover rate	23%	39%	85%	64%	76%	86%

See footnote summary on page 121.

120 | AB BOND FUNDS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The portfolio accounts for dollar roll transactions as purchases and sales.

(f)	Net of expenses waived by the Adviser.

(g)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$0.004	0.03%	0.03%

(h)	Amount is less than $.005

(i)

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2017 and September 30, 2016 by .11% and .05%, respectively.

(j)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

abfunds.com	AB BOND FUNDS | 121

BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr*, President R. Jay Gerken(1) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3)

Shawn E. Keegan, Vice President(3)

Janaki Rao, Vice President(3)

Douglas J. Peebles, Vice President(3),#

Dimitri Silva, Vice President(3)

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio. The day-to-day management of, and investment decisions for, the AB Intermediate Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

*	Ms. Kirr became President of the Fund on April 1, 2020.

#	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

122 | AB BOND FUNDS	abfunds.com

OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios’ will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB BOND FUNDS | 123

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior

124 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and

abfunds.com	AB BOND FUNDS | 125

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of

126 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

abfunds.com	AB BOND FUNDS | 127

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

128 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these

abfunds.com	AB BOND FUNDS | 129

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

130 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

abfunds.com	AB BOND FUNDS | 131

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

132 | AB BOND FUNDS	abfunds.com

AB BOND FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BF-0152-0320

MAR    03.31.20

SEMI-ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

SEMI-ANNUAL REPORT

May 20, 2020

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the semi-annual reporting period ended March 31, 2020.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of Intermediate California Municipal Portfolio, California state taxes and, in the case of Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF MARCH 31, 2020 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

Class A Shares	-1.79%	0.39%

Class C Shares	-2.16%	-0.36%

Advisor Class Shares[1]	-1.67%	0.65%

Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70%	2.86%

Lipper California Intermediate Municipal Debt Funds Average	-0.99%	2.03%

	6 Months	12 Months

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Class A Shares	-1.24%	1.23%

Class C Shares	-1.62%	0.40%

Advisor Class Shares[1]	-1.05%	1.49%

Class Z Shares[1]	-1.09%	1.44%

Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70%	2.86%

Lipper Intermediate Municipal Debt Funds Average	-0.93%	2.19%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NAV RETURNS AS OF MARCH 31, 2020 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Class A Shares	-1.92%	0.34%

Class C Shares	-2.30%	-0.42%

Advisor Class Shares[1]	-1.87%	0.59%

Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70%	2.86%

Lipper New York Intermediate Municipal Debt Funds Average	-0.78%	2.22%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended March 31, 2020. The tables also include performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees and fund expenses.

During both periods, all share classes of the Intermediate California Municipal Portfolio, Intermediate Diversified Municipal Portfolio and Intermediate New York Municipal Portfolio underperformed the benchmark, before sales charges. The Portfolios have a lower interest-rate risk profile compared to the Lipper Average, which resulted in underperformance of all share classes of all Portfolios during both periods. However, the Portfolios’ Senior Investment Management Team (“the Team”) would highlight that underperformance was concentrated in March, due to extreme price movements that occurred over a very compressed period as a result of the sharp contraction in the economy as the shutdown to combat the spread of the novel coronavirus took hold.

During the six-month period, an overweight to municipal credit detracted, relative to the benchmark, as credit spreads widened significantly during March to levels the Team last saw in 2009 when investors worried about the possibility of an impending economic depression. The underperformance of municipal credit in such a short period was historically unprecedented. Additionally, the Portfolios’ positions in inflation protection detracted, as inflation fell significantly. However, an allocation to US

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 3

Treasuries contributed to performance. An overweight to credit weighed on returns during the 12-month period but was partially offset by the allocation to US Treasuries.

During both periods, the Portfolios utilized interest rate swaps and inflation swaps for hedging purposes; interest rate swaps added to absolute returns while inflation swaps detracted; credit default swaps were utilized for investment purposes and had no material impact on absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Themes of strong demand, light supply and supportive credit fundamentals were prominent throughout the six-month period ended March 31, 2020. In March, these themes reversed sharply as volatility spiked dramatically. The novel coronavirus pandemic—the primary cause of market volatility—quickly prompted stay-at-home orders and a sharp economic contraction. In this environment, investors fled to cash, while stocks and bonds fell sharply, as investors pulled money from the capital markets. After 60 consecutive weeks of inflows, the municipal market underwent a period of material outflows and a bout of illiquidity. This selling pressure put tremendous strain on municipal bond prices, as yields rose more than 200 basis points in less than two weeks.

Recognizing expensive valuations heading into March, the Portfolios maintained an allocation to US Treasuries. As municipal credit spreads widened during March, the Team began to reduce this allocation into more favorably priced municipal bonds. While the Team believes COVID-19 will undoubtedly impact municipal credit quality, most municipalities entered into this period of stress in extremely strong financial shape, and the Portfolios maintained their allocation to municipal credit during the reporting period.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of March 31, 2020, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.79% and 0.00%, respectively, for the Intermediate California Municipal Portfolio; 4.92% and 0.01%, respectively, for the Intermediate Diversified Municipal Portfolio; and 2.58% and 0.31%, respectively, for the Intermediate New York Municipal Portfolio.

4 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income

6 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

DISCLOSURES AND RISKS (continued)

securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 7

DISCLOSURES AND RISKS (continued)

US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which

8 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

DISCLOSURES AND RISKS (continued)

entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 9

DISCLOSURES AND RISKS (continued)

economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity

10 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

DISCLOSURES AND RISKS (continued)

of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 11

HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.20%	2.13%

1 Year	0.39%	-2.61%

5 Years	1.33%	0.72%

10 Years	2.08%	1.77%

CLASS C SHARES			0.50%	0.89%

1 Year	-0.36%	-1.35%

5 Years	0.58%	0.58%

10 Years	1.34%	1.34%

ADVISOR CLASS SHARES[3]			1.50%	2.66%

1 Year	0.65%	0.65%

Since Inception[4]	1.07%	1.07%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.49% and 0.48% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

12 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.61%

5 Years	0.72%

10 Years	1.77%

CLASS C SHARES

1 Year	-1.35%

5 Years	0.58%

10 Years	1.34%

ADVISOR CLASS SHARES[1]

1 Year	0.65%

Since Inception[2]	1.07%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 13

HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.32%	2.03%

1 Year	1.23%	-1.84%

5 Years	1.49%	0.87%

10 Years	2.13%	1.82%

CLASS C SHARES			0.63%	0.97%

1 Year	0.40%	-0.59%

5 Years	0.72%	0.72%

10 Years	1.39%	1.39%

ADVISOR CLASS SHARES[3]			1.61%	2.48%

1 Year	1.49%	1.49%

Since Inception[4]	2.02%	2.02%

CLASS Z SHARES[3]			1.65%	2.54%

1 Year	1.44%	1.44%

Since Inception[4]	2.87%	2.87%
The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.66%, 1.43%, 0.43% and 0.38% for Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

14 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.84%

5 Years	0.87%

10 Years	1.82%

CLASS C SHARES

1 Year	-0.59%

5 Years	0.72%

10 Years	1.39%

ADVISOR CLASS SHARES[1]

1 Year	1.49%

Since Inception[2]	2.02%

CLASS Z SHARES[1]

1 Year	1.44%

Since Inception[2]	2.87%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 15

HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.29%	2.18%

1 Year	0.34%	-2.65%

5 Years	1.43%	0.82%

10 Years	2.05%	1.74%

CLASS C SHARES			0.58%	0.98%

1 Year	-0.42%	-1.40%

5 Years	0.67%	0.67%

10 Years	1.30%	1.30%

ADVISOR CLASS SHARES[3]			1.58%	2.67%

1 Year	0.59%	0.59%

Since Inception[4]	1.06%	1.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.74%, 1.49% and 0.49% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

16 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.65%

5 Years	0.82%

10 Years	1.74%

CLASS C SHARES

1 Year	-1.40%

5 Years	0.67%

10 Years	1.30%

ADVISOR CLASS SHARES[1]

1 Year	0.59%

Since Inception[2]	1.06%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 17

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$982.10	$3.62	0.73%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%
Class C
Actual	$1,000	$978.40	$7.32	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%
Advisor Class
Actual	$1,000	$983.30	$2.38	0.48%
Hypothetical**	$1,000	$1,022.60	$2.43	0.48%

Diversified Municipal Portfolio

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.60	$3.33	0.67%
Hypothetical**	$1,000	$1,021.65	$3.39	0.67%
Class C
Actual	$1,000	$983.80	$7.09	1.43%
Hypothetical**	$1,000	$1,017.85	$7.21	1.43%
Advisor Class
Actual	$1,000	$989.50	$2.09	0.42%
Hypothetical**	$1,000	$1,022.90	$2.12	0.42%
Class Z
Actual	$1,000	$989.10	$1.89	0.38%
Hypothetical**	$1,000	$1,023.10	$1.92	0.38%

New York Municipal Portfolio

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$980.80	$3.61	0.73%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%
Class C
Actual	$1,000	$977.00	$7.31	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%
Advisor Class
Actual	$1,000	$981.30	$2.38	0.48%
Hypothetical**	$1,000	$1,022.60	$2.43	0.48%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 19

PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,300.9

1

All data are as of March 31, 2020. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.2% in 11 different states and American Samoa.

20 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,108.5

1

All data are as of March 31, 2020. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.2% in 32 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 21

PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,769.3

1

All data are as of March 31, 2020. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in 12 different states, American Samoa and District of Columbia.

22 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.8%
Long-Term Municipal Bonds – 96.8%
California – 78.6%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 04/01/2020-04/01/2022	$2,000	$2,074,960
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	3,850	3,899,934
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2021-05/01/2024	4,050	4,400,119
Bay Area Toll Authority
Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,735,693
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,235	13,190,186
Series 2013S 5.00%, 04/01/2038 (Pre-refunded/ETM)	2,845	3,175,731
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/2025	4,710	5,245,574
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,761,995
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027-11/15/2029	19,500	23,600,340
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2032	1,215	1,462,095
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/2027-11/01/2032	18,755	21,971,521

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 23

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2023-11/15/2029	$11,365	$13,236,269
California Housing Finance Series 20192 4.00%, 03/20/2033	11,464	12,161,598
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 06/01/2021	10,650	11,101,027
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,839,500
Series 2018 5.00%, 10/01/2032	13,965	17,444,519
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,868,672
Series 2016B 5.00%, 07/01/2023	12,760	14,219,744
California Municipal Finance Authority (Emerson College) Series 2017B 5.00%, 01/01/2030	1,000	1,162,680
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2023-12/31/2031	15,730	17,421,136
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	13,440	13,470,374
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2024-07/01/2029(a)	4,735	4,866,905
Series 2012 5.00%, 07/01/2027(a)	4,000	4,043,720

24 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 03/01/2028(a)	$1,605	$1,579,529
Series 2016A 5.00%, 06/01/2031(a)	1,000	1,010,810
California State Public Works Board Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	1,545	1,647,773
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 09/01/2030	11,220	12,934,753
Series 2014B 5.00%, 10/01/2029	4,445	5,142,687
Series 2017H 5.00%, 04/01/2030-04/01/2032	5,270	6,408,231
California State University 5.00%, 11/01/2024	1,455	1,459,685
5.00%, 11/01/2024 (Pre-refunded/ETM)	35	35,111
Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)	2,585	2,747,984
5.25%, 11/01/2026	2,915	3,088,938
Series 2012A 5.00%, 11/01/2026	10,930	11,919,602
Series 2014A 5.00%, 11/01/2028	16,650	19,236,411
Series 2017A 5.00%, 11/01/2033	5,620	6,835,494
Series 2018A 5.00%, 11/01/2030	2,330	2,930,954
Series 2019A 5.00%, 11/01/2028-11/01/2030	5,140	6,583,956
Series 2020A 5.00%, 11/01/2029-11/01/2031	2,000	2,583,242
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 05/15/2029	1,210	1,400,406
California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019P 5.00%, 04/01/2045	540	698,900

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 25

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2039(a)	$675	$687,879
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/2027-12/01/2033(a)	1,250	1,414,513
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024-07/01/2029(a)	1,065	1,105,054
City & County of San Francisco CA Series 2018C 5.00%, 06/15/2023-06/15/2025	7,330	8,377,450
Series 2018E 5.00%, 06/15/2023	1,490	1,668,666
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 09/01/2021-09/01/2024	7,405	8,102,209
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2020-11/01/2023	9,255	9,924,813
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 05/15/2024-05/15/2025	7,875	7,913,037
Series 2010B 5.00%, 05/15/2021	6,500	6,531,005
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 06/01/2023	2,765	2,981,472
City of Los Angeles Department of Airports 5.00%, 05/15/2030	8,020	9,838,294
Series 2010A 5.00%, 05/15/2023-05/15/2025	10,140	10,185,445
Series 2010D 5.00%, 05/15/2023	1,960	1,968,879
Series 2017A 5.00%, 05/15/2028-05/15/2029	4,015	4,766,506
Series 2018C 5.00%, 05/15/2025-05/15/2028	5,145	6,068,394

26 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Riverside CA Sewer Revenue Series 2015A 5.00%, 08/01/2027-08/01/2030	$5,320	$6,258,857
Series 2018A 5.00%, 08/01/2031	2,785	3,473,703
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2028-09/01/2030	2,305	2,670,961
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	1,170	1,298,805
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/2025 (Pre-refunded/ETM)	11,320	12,017,086
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 03/01/2025	3,600	3,969,648
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 03/01/2022	3,000	3,221,550
Series 2017A 5.00%, 03/01/2030	1,250	1,520,875
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 09/01/2033	4,675	5,487,094
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 08/01/2021	3,000	3,155,310
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/2021	1,725	1,827,034
Desert Sands Unified School District Series 2015 5.00%, 08/01/2021	1,680	1,767,192

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 27

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/2031	$1,750	$2,172,030
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,127,160
Golden State Tobacco Securitization Corp. Series 2017A 5.00%, 06/01/2020	1,585	1,593,163
Series 2018A 3.50%, 06/01/2036	8,520	8,343,295
5.00%, 06/01/2030	8,510	9,989,038
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2021-09/01/2023	1,560	1,650,877
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	4,025	4,271,692
Long Beach Unified School District Series 2010A 5.00%, 08/01/2025	1,000	1,011,710
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 07/01/2021	2,000	2,019,120
Los Angeles Department of Water Series 2012C 5.00%, 07/01/2023	1,540	1,672,194
Series 2018A 5.00%, 07/01/2031	1,345	1,686,038
Los Angeles Department of Water & Power Power System Revenue Series 2011A 5.00%, 07/01/2021	3,810	3,993,490
Series 2013A 5.00%, 07/01/2021-07/01/2023	4,005	4,335,506
Series 2013B 4.00%, 07/01/2021	2,480	2,568,809
Series 2014B 5.00%, 07/01/2026-07/01/2027	3,790	4,308,128
Series 2014C 4.00%, 07/01/2020	700	704,984

28 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2025-07/01/2026	$21,670	$25,046,751
Series 2015E 5.00%, 07/01/2025	820	948,576
Series 2018B 5.00%, 01/01/2022	1,050	1,116,780
Series 2019B 5.00%, 07/01/2023	14,750	16,542,420
Los Angeles Unified School District/CA Series 2014B 5.00%, 07/01/2021	5,470	5,722,276
Series 2014C 5.00%, 07/01/2027	10,365	11,810,088
Series 2015A 5.00%, 07/01/2021	1,140	1,192,577
Series 2016A 5.00%, 07/01/2021-07/01/2027	21,945	25,225,641
Series 2017A 5.00%, 07/01/2024	1,470	1,680,151
Series 2018B 5.00%, 07/01/2029	9,020	10,958,578
Series 2019A 5.00%, 07/01/2026	10,000	11,939,300
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2021-08/01/2022	2,100	2,049,187
Metropolitan Water District of Southern California Series 1993A 5.75%, 07/01/2021	995	1,014,333
5.75%, 07/01/2021 (Pre-refunded/ETM)	710	752,053
Middle Fork Project Finance Authority 5.00%, 04/01/2033-04/01/2035	3,900	4,315,383
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022-08/01/2023	4,950	5,420,989
Newport Mesa Unified School District 5.00%, 08/01/2021-08/01/2024(b)	4,890	5,351,082
Northern California Power Agency Series 2012A 5.00%, 07/01/2025-07/01/2027	3,980	4,323,244
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2023	1,575	1,751,463

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 29

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 08/01/2030	$1,420	$1,684,518
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/2024	1,000	1,166,470
Peralta Community College District Series 2014A 5.00%, 08/01/2028	1,820	2,080,023
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 09/01/2027	2,785	3,386,671
Port of Los Angeles Series 2011B 5.00%, 08/01/2023	2,500	2,622,250
Series 2014A 5.00%, 08/01/2026-08/01/2027	2,565	2,929,603
Port of Oakland Series 2012P 5.00%, 05/01/2022-05/01/2025	16,945	18,084,220
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/2028	3,395	4,040,865
Romoland School District Series 2015 5.00%, 09/01/2023	955	1,036,653
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/2020	380	389,515
Sacramento City Unified School District/CA Series 2011 5.00%, 07/01/2024	4,945	5,161,245
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/2021	1,175	1,260,799
Sacramento Municipal Utility District Series 2012Y 5.00%, 08/15/2025	4,555	4,954,109
Sacramento Regional Transit District Series 2012 5.00%, 03/01/2024	630	639,740
5.00%, 03/01/2024 (Pre-refunded/ETM)	370	376,124

30 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Bernardino Community College District Series 2013A 5.00%, 08/01/2021	$1,000	$1,051,900
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027	3,200	3,215,584
San Diego County Regional Airport Authority 5.00%, 07/01/2031-07/01/2035(b)	9,715	12,490,199
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax) Series 2018A 4.00%, 04/01/2021	12,000	12,344,160
San Diego County Water Authority Series 2015 5.00%, 05/01/2021	1,000	1,042,210
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 05/15/2022	4,785	5,180,576
San Diego Unified School District/CA Series 2019A 5.00%, 07/01/2021	8,525	8,939,912
San Francisco City & County Airport Comm Series 2011S 5.00%, 05/01/2025 (Pre-refunded/ETM)	855	891,278
Series 2019E 5.00%, 05/01/2034-05/01/2036	9,710	11,509,016
Series 2019H 5.00%, 05/01/2027	5,500	6,487,415
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011C 5.00%, 05/01/2021	3,900	4,037,592
Series 2011S 5.00%, 05/01/2025	2,145	2,232,645
Series 2019A 5.00%, 05/01/2034	11,015	13,100,470
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/2025	4,000	4,357,280

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 31

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2020-08/01/2024	$3,300	$3,465,415
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco-Mission Bay South) Series 2016B 5.00%, 08/01/2026	1,070	1,312,302
San Joaquin Delta Community College District Series 2015A 5.00%, 08/01/2022	1,385	1,502,102
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 07/15/2022-07/15/2026	20,760	24,081,612
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029-09/01/2030	2,365	2,664,187
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/2020	1,675	1,713,073
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 07/01/2022	4,000	4,038,240
Series 2014A 5.00%, 07/01/2030	1,030	1,169,514
Southwestern Community College District Series 2015 5.00%, 08/01/2020-08/01/2025	14,850	16,763,286
State of California 5.00%, 11/01/2028-04/01/2031	8,855	11,375,708
Series 2011 5.00%, 09/01/2021	1,175	1,239,790
Series 2013 5.00%, 10/01/2020-09/01/2028	22,890	24,280,866
Series 2014 5.00%, 12/01/2022-05/01/2029	18,665	20,861,043

32 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015 5.00%, 03/01/2021	$17,455	$18,078,667
Series 2015B 5.00%, 09/01/2024	3,330	3,866,829
Series 2017 5.00%, 08/01/2024	5,540	6,417,148
Series 2018 5.00%, 10/01/2022	5,000	5,472,450
Series 2018C 5.00%, 08/01/2027	6,060	7,578,454
AGM 5.25%, 08/01/2032	1,820	2,479,331
State of California Department of Water Resources Series 2011A 5.00%, 12/01/2020	1,745	1,790,335
5.00%, 12/01/2020 (Pre-refunded/ETM)	50	51,326
Series 2014A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,598,238
Stockton Public Financing Authority (City of Stockton CA Wastewater Revenue Lease) 1.40%, 06/01/2022	7,665	7,637,789
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	9,240,472
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,760,843
BAM Series 2014 5.00%, 08/01/2028-08/01/2029	7,980	9,111,516
Turlock Irrigation District 5.00%, 01/01/2022-01/01/2036(b)	15,525	18,755,300
University of California Series 2009Q 5.25%, 05/15/2022	155	155,490
Series 2010U 5.00%, 05/15/2024	4,215	4,233,167
Series 2012G 5.00%, 05/15/2025	5,375	5,774,631
5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,997,729
Series 2013A 5.00%, 05/15/2021-05/15/2048	14,785	15,768,440

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 33

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014A 5.00%, 05/15/2028	$1,000	$1,140,650
Series 2015A 5.00%, 05/15/2024	2,280	2,612,470
Series 2015I 5.00%, 05/15/2021	2,935	3,058,622
Series 2017A 5.00%, 05/15/2028-05/15/2031	6,465	7,961,375
Series 2017M 5.00%, 05/15/2031	4,000	4,892,400
Series 2018O 4.00%, 05/15/2025	8,320	9,374,477
Vacaville Unified School District BAM Series 2015C 5.00%, 08/01/2020-08/01/2022	2,390	2,492,550
Vista Unified School District Series 2015 5.00%, 08/01/2020	2,100	2,127,195

		1,021,996,669

Alabama – 4.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/2048	8,000	8,228,880
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	16,575	17,086,007
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	24,615	25,467,664
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	2,380	2,262,595

		53,045,146

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	735	846,426

34 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	$1,700	$1,648,184

Colorado – 0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	2,958,900
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	4,750	5,404,075

		8,362,975

Connecticut – 0.7%
State of Connecticut Series 2018B 5.00%, 04/15/2026-04/15/2028	5,755	6,832,899
Series 2018D 5.00%, 04/15/2027	2,280	2,744,801

		9,577,700

Florida – 0.2%
Capital Trust Agency, Inc. (Franklin Academy – Cooper City Campus) 5.00%, 12/15/2026-12/15/2027(a)	330	345,221
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	955	676,053
Miami-Dade County Expressway Authority Series 2013A 5.00%, 07/01/2021	1,280	1,336,422
New River Community Development District Series 2006B 5.00%, 05/01/2013(c)(d)(e)(f)(g)	405	0

		2,357,696

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2032-01/01/2036	2,300	2,644,112

Guam – 0.6%
Territory of Guam 5.00%, 11/15/2031	130	130,497
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	1,860	1,869,926

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 35

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	$5,240	$5,306,822

		7,307,245

Illinois – 4.4%
Chicago Board of Education Series 2017F 5.00%, 12/01/2024	6,000	6,128,160
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	900	982,200
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2028	2,185	2,200,688
Series 2017B 5.00%, 12/15/2026	3,250	3,330,015
State of Illinois Series 2006A 5.00%, 06/01/2021	1,000	1,015,660
Series 2012 5.00%, 08/01/2021	4,950	5,038,358
Series 2013 5.00%, 07/01/2020-07/01/2022	3,870	3,892,185
Series 2014 5.00%, 02/01/2021	3,365	3,402,755
Series 2016 5.00%, 01/01/2021-11/01/2024	4,935	5,069,938
Series 2017D 5.00%, 11/01/2023-11/01/2024	13,465	14,018,065
Series 2018A 5.00%, 10/01/2023	8,050	8,366,768
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	4,450	4,019,062

		57,463,854

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	6,330	5,935,008

Kentucky – 0.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	850	1,011,485

36 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	$1,000	$1,137,700
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	5,455	5,637,415
Series 2018C 4.00%, 12/01/2049	2,870	2,987,986

		10,774,586

Massachusetts – 0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2027	1,055	1,148,652

Michigan – 0.1%
City of Detroit MI 5.00%, 04/01/2031	1,745	1,803,109

Missouri – 0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	325	356,998

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(a)	640	618,093
2.75%, 06/15/2028(a)	525	488,208

		1,106,301

New Jersey – 2.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2029	8,070	8,947,128
Series 2018A 5.00%, 06/15/2028-06/15/2029	4,000	4,441,618
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 06/15/2021	2,870	2,948,868

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 37

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018A 5.00%, 12/15/2034	$5,905	$6,311,914
Series 2019B 5.00%, 06/15/2030	3,225	3,528,924
Tobacco Settlement Financing Corp. Series 2018A 5.00%, 06/01/2021-06/01/2028	6,000	6,474,530

		32,652,982

New York – 0.1%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	735	694,266
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	220	223,166

		917,432

Ohio – 0.2%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	920	926,771
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	100	101,327
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,125	1,139,929

		2,168,027

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028-05/01/2033(a)	2,250	2,331,200
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022-07/01/2024	2,815	3,071,165

		5,402,365

38 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.5%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	$740	$765,204
AGC Series 2007C 5.50%, 07/01/2031	150	162,855
NATL Series 2005L 5.25%, 07/01/2035	3,675	3,684,886
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,421	1,216,731

		5,829,676

South Carolina – 0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	5,000	5,166,250

Tennessee – 0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	1,000	1,137,700

Texas – 0.5%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	3,205	3,270,799
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 01/01/2023	1,915	2,103,895
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	1,530	1,685,035

		7,059,729

Washington – 0.2%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031	2,575	2,991,094

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 39

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.7%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	$3,395	$3,815,505
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	5,335	5,407,289

		9,222,794

Total Long-Term Municipal Bonds (cost $1,239,980,037)		1,258,922,710

Short-Term Municipal Notes – 1.0%
California – 1.0%
County of Los Angeles CA 5.00%, 06/30/2020 (cost $13,008,706)	12,890	13,009,619

Total Municipal Obligations (cost $1,252,988,743)		1,271,932,329

GOVERNMENTS - TREASURIES – 2.3%
United States – 2.3%
U.S. Treasury Notes 2.50%, 05/31/2020(h)	3,328	3,338,920
2.625%, 02/15/2029(h)	22,346	26,071,497

Total Governments - Treasuries (cost $26,537,767)		29,410,417

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(i) (cost $312,753)	337	312,686

Total Investments – 100.1% (cost $1,279,839,263)		1,301,655,432
Other assets less liabilities – (0.1)%		(796,289)

Net Assets – 100.0%		$1,300,859,143

40 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	42,870	06/17/2024	1.760%	CPI	#	Maturity	$(2,262,770)	$—	$(2,262,770)
USD	6,870	08/09/2024	1.690%	CPI	#	Maturity	(347,262)	(5,375)	(341,887)
USD	21,720	01/15/2025	1.671%	CPI	#	Maturity	(1,116,695)	—	(1,116,695)
USD	14,244	01/15/2025	1.673%	CPI	#	Maturity	(754,118)	—	(754,118)
USD	6,366	01/15/2025	1.637%	CPI	#	Maturity	(324,926)	—	(324,926)
USD	15,980	01/15/2028	0.735%	CPI	#	Maturity	280,206	—	280,206

							$(4,525,565)	$(5,375)	$(4,520,190)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	40,890	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi- Annual	$924,218	$—	$924,218
USD	6,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi- Annual	229,185	—	229,185
USD	13,610	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi- Annual	665,702	—	665,702
USD	5,688	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi- Annual	239,199	—	239,199

						$2,058,304	$—	$2,058,304

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.B BB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1,399	$(308,900)	$(182,285)	$(126,615)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	121	(26,717)	(12,003)	(14,714)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1	(221)	(124)	(97)

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 41

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	825	$(182,091)	$(82,693)	$(99,398)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	66	(14,572)	(6,607)	(7,965)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,242	(274,234)	(121,294)	(152,940)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,076	(237,581)	(101,996)	(135,585)

						$(1,044,316)	$(507,002)	$(537,314)

*	Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	25,891	09/20/2020	2.263%	CPI	#	Maturity	$(523,462)	$—	$(523,462)
Barclays Bank PLC	USD	22,583	10/15/2020	2.208%	CPI	#	Maturity	(470,827)	—	(470,827)
Barclays Bank PLC	USD	13,259	10/15/2020	2.210%	CPI	#	Maturity	(277,111)	—	(277,111)
Citibank, NA	USD	16,430	10/17/2020	2.220%	CPI	#	Maturity	(350,984)	—	(350,984)
JPMorgan Chase Bank, NA	USD	23,372	08/30/2020	2.210%	CPI	#	Maturity	(407,704)	—	(407,704)

								$(2,030,088)	$—	$(2,030,088)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	$(552,031)	$—	$(552,031)
Citibank, NA	USD	12,395	10/09/2029	1.120%	SIFMA	*	Quarterly	(545,478)	—	(545,478)

								$(1,097,509)	$—	$(1,097,509)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $30,334,641 or 2.3% of net assets.

42 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

(b)	When-Issued or delayed delivery security.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Non-income producing security.

(g)	Defaulted matured security.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 43

PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.5%
Long-Term Municipal Bonds – 95.7%
Alabama – 2.5%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025	$1,390	$1,622,561
Alabama Public School & College Authority Series 2014B 5.00%, 01/01/2022	3,200	3,410,144
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 07/01/2021	5,510	5,576,065
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/2049	19,925	20,822,223
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	2,675	2,782,321
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	23,915	24,652,300
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	69,310	71,710,898
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	11,780	11,198,893
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 01/01/2021	6,740	6,935,999
5.00%, 01/01/2022 (Pre-refunded/ETM)	6,555	6,743,587

		155,454,991

Alaska – 0.5%
Municipality of Anchorage AK Series 2015B 5.00%, 09/01/2021-09/01/2024	12,935	14,276,441
Series 2015C 5.00%, 09/01/2022-09/01/2024	7,370	8,305,801

44 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Alaska Series 2016A 5.00%, 08/01/2022-08/01/2024	$6,675	$7,645,728

		30,227,970

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	1,920	2,211,072

Arizona – 2.2%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 06/01/2025	2,365	2,553,869
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 07/01/2024 (Pre-refunded/ETM)	10,750	11,278,685
5.00%, 07/01/2025 (Pre-refunded/ETM)	6,460	6,777,703
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/2023-12/01/2024	2,770	3,136,674
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 07/01/2023-07/01/2024	16,955	19,256,490
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 07/01/2021 (Pre-refunded/ETM)	4,085	4,123,848
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue Lease) 5.00%, 07/01/2030-07/01/2039(b)	13,225	17,149,202
Series 2020A 5.00%, 07/01/2030-07/01/2038(b)	8,895	11,556,695
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 07/01/2020	3,140	3,170,175
Maricopa County Special Health Care District Series 2018C 5.00%, 07/01/2028	6,000	7,523,880
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2021	1,430	1,497,224

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 45

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Arizona Lottery Revenue 5.00%, 07/01/2021-07/01/2027	$30,105	$34,725,463
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	9,215	8,934,127

		131,684,035

Arkansas – 0.1%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.60%, 11/01/2035	6,835	6,997,126

California – 3.9%
California Housing Finance Series 20192 4.00%, 03/20/2033	10,982	11,650,603
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	365	365,825
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/2028	1,225	1,419,015
City of Los Angeles Department of Airports Series 2010D 5.00%, 05/15/2022	3,450	3,465,801
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/2033	5,230	6,556,903
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	12,280	12,025,313
5.00%, 06/01/2032	7,930	9,200,307
Metropolitan Water District of Southern California Series 2020A 5.00%, 07/01/2027	7,550	9,458,564
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/2020	190	194,758
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011C 5.00%, 05/01/2022	5,880	6,087,270

46 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of California 5.00%, 04/01/2036	$26,190	$32,842,522
Series 2013 5.00%, 11/01/2024-11/01/2025	43,465	49,268,669
Series 2014 5.00%, 05/01/2025-05/01/2026	80,965	93,062,651

		235,598,201

Colorado – 2.5%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	12,180	12,220,925
City & County of Broomfield CO Series 2010 5.00%, 12/01/2020 (Pre-refunded/ETM)	3,820	3,920,046
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/2021-11/15/2023	19,685	20,064,100
Series 2012A 5.00%, 11/15/2022-11/15/2024	6,630	7,107,118
Series 2016A 5.00%, 11/15/2023	4,085	4,527,365
Series 2018A 5.00%, 12/01/2025-12/01/2028	69,615	83,230,947
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2035	5,265	5,970,217
Regional Transportation District (Denver Transit Partners LLC)
Series 2010 5.00%, 01/15/2021	2,800	2,808,064
5.25%, 01/15/2024-07/15/2024	7,745	7,772,727
Vauxmont Metropolitan District
AGM 3.25%, 12/15/2050	1,000	1,038,460
5.00%, 12/01/2024-12/01/2050(b)	1,760	2,059,598
5.00%, 12/15/2026	270	312,304

		151,031,871

Connecticut – 3.6%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2023-11/01/2028	2,420	2,777,861
Series 2017B 5.00%, 08/15/2025-08/15/2027	12,195	14,505,083
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	948,884

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 47

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017C 5.00%, 08/15/2024-08/15/2028	$8,950	$10,531,297
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019A 5.00%, 07/01/2032	5,425	6,698,682
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 07/01/2026-07/01/2029	4,400	4,879,423
State of Connecticut Series 2013A 5.00%, 10/15/2021	3,370	3,548,947
Series 2014A 5.00%, 03/01/2028	6,360	7,119,766
Series 2015B 5.00%, 06/15/2032	7,345	8,408,629
Series 2015F 5.00%, 11/15/2027	1,570	1,831,593
Series 2016A 5.00%, 03/15/2022-03/15/2029	51,735	56,840,617
Series 2016B 5.00%, 05/15/2021	17,090	17,753,263
Series 2016E 5.00%, 10/15/2024-10/15/2025	20,025	22,967,114
Series 2017A 5.00%, 04/15/2022	8,450	9,033,388
Series 2017B 5.00%, 04/15/2028	2,515	3,066,615
Series 2018C 5.00%, 06/15/2026	5,500	6,506,610
Series 2018D 5.00%, 04/15/2026	16,655	19,632,414
State of Connecticut Special Tax Revenue Series 2012 5.00%, 01/01/2022-01/01/2024	8,575	9,223,455
Town of Stratford CT BAM 5.00%, 01/01/2030-01/01/2033	13,370	16,029,180

		222,302,821

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 01/01/2026-01/01/2027	5,470	6,186,285

48 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia – 1.7%
District of Columbia Series 2013A 5.00%, 06/01/2025-06/01/2027	$59,115	$66,050,534
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/2026	5,545	6,094,565
District of Columbia (Freedom Forum, Inc. (The)) NATL Series 2002B 2.78%, 08/01/2037(c)	50	50,000
Metropolitan Washington Airports Authority Series 2020A 5.00%, 10/01/2029-10/01/2034(b)	26,400	32,198,312

		104,393,411

Florida – 6.0%
Brevard County School District (Brevard County School District COP) Series 2013A 5.00%, 07/01/2021	5,320	5,575,520
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2029-12/15/2035(a)	1,760	1,762,088
Central Florida Expressway Authority Series 2019B 5.00%, 07/01/2033	11,335	14,316,672
Citizens Property Insurance Corp. Series 2012A 5.00%, 06/01/2022	27,105	28,998,555
Series 2012A-1 5.00%, 06/01/2020	14,815	14,905,816
Series 2015A 5.00%, 06/01/2022	1,795	1,892,325
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	6,090,900
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026	3,895	4,112,458
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/2023	5,000	5,345,850

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 49

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/2023-10/01/2024	$13,095	$13,652,454
5.625%, 10/01/2025	2,550	2,663,169
County of Miami-Dade FL Series 2015A 5.00%, 11/01/2020	3,510	3,589,782
Series 2015B 5.00%, 07/01/2022	3,715	3,992,585
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/2022-10/01/2024	4,975	5,452,525
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	4,610	3,266,653
Duval County School Board (Duval County School Board COP) Series 2015B 5.00%, 07/01/2026	4,280	5,000,495
Florida Department of Environmental Protection Series 2012A 5.00%, 07/01/2022	10,225	11,107,417
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 0.62%, 01/01/2049	35,840	35,816,704
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/2024-10/01/2028	3,765	4,423,190
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 06/01/2022	3,545	3,836,009
Series 2017F 5.00%, 06/01/2021	2,775	2,900,097
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2029-10/01/2031	13,335	15,563,870
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,744,654
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,981,435

50 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2021-03/01/2023	$5,745	$6,106,079
JEA Electric System Revenue Series 2017B 5.00%, 10/01/2030	1,185	1,455,844
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,794,445
5.00%, 10/01/2025	1,495	1,711,939
Series 2017A 5.00%, 10/01/2026	22,290	27,22 2,777
Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 07/01/2028-07/01/2029	14,010	16,596,176
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	11,765	11,810,295
North Broward Hospital District Series 2017B 5.00%, 01/01/2028-01/01/2030	8,410	10,196,934
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2022-10/01/2026	19,515	21,995,466
Orange County School Board Series 2014A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	29,164,482
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	24,750,555
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	190	191,963
Series 2010A-2 6.125%, 05/01/2035	420	424,838
Reedy Creek Improvement District Series 2013A 5.00%, 06/01/2021	1,820	1,901,627
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,926,233
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,424,050

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 51

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tampa Bay Water Series 2011A 5.00%, 10/01/2023	$2,050	$2,168,223
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 01/01/2021	3,490	3,592,013

		367,425,162

Georgia – 2.1%
City of Atlanta GA Department of Aviation Series 2010C 5.50%, 01/01/2021	7,500	7,732,725
5.75%, 01/01/2022	13,000	13,424,580
5.875%, 01/01/2024	2,925	3,017,196
Series 2014A 5.00%, 01/01/2028	12,250	13,805,505
Development Authority of Burke County (The) (Georgia Power Co.) 1.55%, 12/01/2049	13,000	12,649,780
1.70%, 12/01/2049	23,865	22,735,231
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	34,735	35,782,608
Series 2018C 4.00%, 08/01/2048	18,000	18,582,300

		127,729,925

Guam – 0.0%
Territory of Guam 5.00%, 11/15/2031	1,070	1,074,087

Hawaii – 0.4%
City & County of Honolulu HI 5.00%, 03/01/2025	7,865	9,279,599
State of Hawaii Series 2015E 5.00%, 10/01/2023	7,105	8,030,071
Series 2016F 5.00%, 10/01/2020-10/01/2021	4,850	5,041,726

		22,351,396

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant)
Series 2015A 5.00%, 07/15/2021-07/15/2023	6,915	7,445,776

52 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois – 6.4%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	$7,580	$7,612,442
Series 2017F 5.00%, 12/01/2023	7,000	7,129,430
Series 2018A 4.00%, 12/01/2020-12/01/2022	17,620	17,527,111
5.00%, 12/01/2026	1,000	1,026,230
Series 2018B 4.00%, 12/01/2021	1,145	1,138,714
Chicago O’Hare International Airport Series 2016C 5.00%, 01/01/2027	3,020	3,473,846
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,990,134
County of Du Page IL Series 1993 5.60%, 01/01/2021	1,295	1,337,632
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	4,485	4,897,445
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/2020-11/15/2028	4,745	5,228,489
Illinois Municipal Electric Agency Series 2015A 5.00%, 02/01/2027-02/01/2029	42,820	49,346,301
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/2020-12/01/2021	24,020	24,846,338
Series 2014D 5.00%, 01/01/2023	1,165	1,267,706
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2020-12/15/2028	24,425	24,601,455
5.00%, 06/15/2023 (Pre-refunded/ETM)	565	611,528
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/2020	8,320	8,526,086
Railsplitter Tobacco Settlement Authority 5.00%, 06/01/2025	12,450	14,469,016
Series 2017 5.00%, 06/01/2022-06/01/2024	19,240	21,229,436

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 53

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 06/01/2020	$200	$202,122
State of Illinois Series 2012 5.00%, 08/01/2021-08/01/2025	22,260	22,789,877
Series 2013 5.00%, 07/01/2020	2,640	2,648,686
5.50%, 07/01/2024	5,415	5,693,114
Series 2013A 5.00%, 04/01/2023	4,415	4,566,170
Series 2014 5.00%, 05/01/2022-05/01/2027	45,185	46,901,210
Series 2016 5.00%, 02/01/2022-02/01/2024	24,860	25,716,195
Series 2017A 5.00%, 12/01/2024	8,590	9,021,991
Series 2017D 5.00%, 11/01/2024-11/01/2028	66,055	69,153,989
State of Illinois (State of Illinois Ded Tax)
AMBAC Series 1991 6.25%, 12/15/2020	440	449,504
State of Illinois (State of Illinois Sales Tax)
Series 2016C 5.00%, 06/15/2022	2,525	2,564,239
Town of Cortland IL (Town of Cortland IL Spl Tax)
Series 2006 5.50%, 03/01/2017(d)(e)(f)	5,078	761,700

		392,728,136

Indiana – 0.2%
City of Whiting IN (BP Products North America, Inc.) 5.00%, 12/01/2044	9,670	10,547,262

Iowa – 0.3%
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) 5.00%, 09/01/2049	14,000	15,381,520

Kansas – 0.3%
City of Junction City KS
Series 2016A
5.00%, 09/01/2020-09/01/2023	14,160	15,183,863

54 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.6%
County of Carroll KY (Kentucky Utilities Co.) 1.75%, 10/01/2034	$3,835	$3,890,684
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2029	1,000	1,185,990
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2028-06/01/2030	8,620	9,909,204
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	41,090	42,464,050
Series 2018C 4.00%, 12/01/2049	36,475	37,974,487
Series 2019A 4.00%, 12/01/2049	10,855	11,303,963
Kentucky Public Energy Authority (Royal Bank of Canada) Series 2018B 4.00%, 01/01/2049	24,850	24,872,614
Kentucky Turnpike Authority Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	8,490	9,153,833
Series 2016A 5.00%, 07/01/2023-07/01/2027	13,300	15,483,447

		156,238,272

Louisiana – 0.4%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax)
Series 2015 5.00%, 08/01/2027-08/01/2028	8,985	10,587,594
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/2025 (Pre-refunded/ETM)	2,000	2,038,780
Series 2010A 5.00%, 10/01/2023 (Pre-refunded/ETM)	7,720	7,869,691

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 55

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	$1,200	$1,233,576
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 05/01/2025	3,250	3,835,357

		25,564,998

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 09/01/2025	1,000	1,145,440

Maryland – 0.1%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 09/01/2025-09/01/2026	2,000	2,050,930
University System of Maryland Series 2017A 5.00%, 04/01/2021	1,125	1,168,853

		3,219,783

Massachusetts – 1.6%
Commonwealth of Massachusetts Series 2016B 5.00%, 07/01/2023	3,865	4,334,675
Series 2017D 5.00%, 02/01/2036	4,435	5,325,725
Series 2018B 5.00%, 01/01/2031	3,685	4,595,158
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2007A 5.25%, 07/01/2033	6,600	9,238,416
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/2025-10/01/2033	15,375	19,192,882
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 07/01/2025-07/01/2029	24,065	29,066,970

56 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2028-07/01/2033	$7,525	$9,111,464
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 04/01/2020	2,820	2,820,000
Massachusetts School Building Authority Series 2012A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	495,823
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax)
Series 2012A 5.00%, 08/15/2022-08/15/2023	10,225	11,147,341

		95,328,454

Michigan – 4.8%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2020	7,050	7,115,071
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 07/01/2024-07/01/2025	12,505	14,574,523
Lake Orion Community School District
Series 2016 5.00%, 05/01/2024	2,915	3,348,810
Michigan Finance Authority (Bronson Healthcare Group Obligated Group)
Series 2020 5.00%, 05/15/2036	48,585	56,885,747
Michigan Finance Authority (City of Detroit MI Income Tax)
Series 2015F 3.40%, 10/01/2020	500	503,395
3.60%, 10/01/2021	500	510,960
3.80%, 10/01/2022	500	520,070
3.875%, 10/01/2023	2,000	2,114,380
4.00%, 10/01/2024	3,000	3,231,660
4.50%, 10/01/2029	12,065	13,289,477

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 57

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2025-07/01/2027	$39,940	$45,965,603
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2024-07/01/2027	54,355	62,582,215
Michigan Finance Authority (Public Lighting Authority) 5.00%, 07/01/2030	1,580	1,747,338
Series 2014B 5.00%, 07/01/2027-07/01/2031	7,450	8,253,408
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023-12/01/2025	13,075	14,909,181
5.50%, 12/01/2026-12/01/2027	7,220	8,507,365
Michigan Strategic Fund (Michigan Strategic Fund-I 75 Improvement Project) Series 2018 5.00%, 12/31/2024-06/30/2028	31,630	37,847,674
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,298,588
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/2023	1,510	1,514,590
University of Michigan
Series 2017A 5.00%, 04/01/2020	1,670	1,670,000
Walled Lake Consolidated School District
Series 2015 5.00%, 05/01/2020	4,635	4,649,229

		293,039,284

Minnesota – 0.1%
State of Minnesota
Series 2015B 5.00%, 08/01/2022	3,745	4,081,563
Series 2019A 5.00%, 08/01/2032	1,585	2,068,758

		6,150,321

58 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Missouri – 0.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2025-03/01/2028	$2,820	$3,090,784
Howard Bend Levee District
XLCA 5.75%, 03/01/2025-03/01/2027	1,620	1,780,335
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	2,630	3,053,667

		7,924,786

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025-02/15/2028	15,015	17,951,974

Nebraska – 1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,465	61,142,185

Nevada – 1.3%
City of Las Vegas NV
Series 2015C 5.00%, 09/01/2020-09/01/2026	13,490	14,884,201
Clark County School District
Series 2015B 5.00%, 06/15/2022	17,785	19,088,641
Series 2016D 5.00%, 06/15/2024	26,915	30,560,098
County of Clark NV
Series 2017 5.00%, 06/01/2024	6,530	7,491,934
Las Vegas Valley Water District
Series 2016B
5.00%, 06/01/2028	4,590	5,508,413

		77,533,287

New Hampshire – 0.4%
New Hampshire Business Finance Authority
Series 20201 4.125%, 01/20/2034	7,823	8,269,497

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 59

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/2027(a)	$2,250	$2,185,380
New Hampshire Business Finance Authority (Emerald Renewable Diesel LLC) 2.00%, 06/01/2049(a)	12,455	12,464,715

		22,919,592

New Jersey – 7.4%
New Jersey Economic Development Authority 5.00%, 09/01/2020 (Pre-refunded/ETM)	140	142,288
Series 2011EE 5.00%, 09/01/2020 (Pre-refunded/ETM)	4,640	4,715,818
5.50%, 09/01/2021 (Pre-refunded/ETM)	990	1,030,234
Series 2011G 5.00%, 09/01/2020 (Pre-refunded/ETM)	2,605	2,642,095
5.00%, 09/01/2020 (Pre-refunded/ETM)	145	147,278
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) 5.00%, 09/01/2020	5	5,048
Series 2011EE 5.00%, 09/01/2020	1,720	1,736,392
5.50%, 09/01/2021	370	379,416
Series 2014P 5.00%, 06/15/2020	1,425	1,431,612
Series 2014U 5.00%, 06/15/2020-06/15/2021	14,200	14,479,784
Series 2017B 5.00%, 11/01/2020-11/01/2021	33,960	34,964,563
AMBAC Series 2005K 5.25%, 12/15/2020	2,340	2,381,816
New Jersey Economic Development Authority (NYNJ Link Borrower LLC)
Series 2013 5.00%, 01/01/2022	1,075	1,112,023
5.50%, 01/01/2026-01/01/2027	2,000	2,149,770
New Jersey Economic Development Authority (Port Newark Container Terminal LLC)
Series 2017 5.00%, 10/01/2021-10/01/2025	9,515	10,125,812
New Jersey Economic Development Authority (Rutgers The State University of New Jersey)
Series 2013 5.00%, 06/15/2025-06/15/2026	4,500	5,017,335

60 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	$3,920	$3,886,053
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 07/01/2020-07/01/2021	3,750	3,846,477
New Jersey Transit Corp. Series 2014A 5.00%, 09/15/2020-09/15/2021	26,310	27,268,846
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2028	13,780	15,383,946
Series 2018A 5.00%, 06/15/2029	3,035	3,359,715
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2028-12/15/2031	8,720	9,601,897
Series 2006A 5.25%, 12/15/2020	3,730	3,796,655
5.50%, 12/15/2021	6,155	6,443,854
Series 2011B 5.00%, 06/15/2020	1,310	1,316,078
Series 2013A 5.00%, 06/15/2020	3,960	3,978,374
Series 2018A 5.00%, 12/15/2027-12/15/2033	60,300	66,137,423
Series 2019B 5.00%, 06/15/2033	3,885	4,172,490
New Jersey Turnpike Authority
Series 2012B 5.00%, 01/01/2026-01/01/2027	12,700	13,786,380
Series 2014A 5.00%, 01/01/2027-01/01/2029	75,940	85,526,962
Series 2014C 5.00%, 01/01/2024	14,720	16,480,512
Series 2017A 5.00%, 01/01/2029	7,235	8,618,115
Series 2017B 5.00%, 01/01/2029-01/01/2031	39,985	48,524,883

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 61

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 2005D-3 5.25%, 01/01/2026	$14,770	$17,741,576
Tobacco Settlement Financing Corp.
Series 2018A 5.00%, 06/01/2020-06/01/2035	25,370	27,367,428

		449,698,948

New York – 14.2%
City of New York NY
Series 2014A 5.00%, 08/01/2027	1,130	1,304,269
Series 2015A 5.00%, 08/01/2023	2,040	2,292,634
County of Nassau NY
Series 2017C 5.00%, 10/01/2026	8,840	10,619,934
Metropolitan Transportation Authority
Series 2012D 5.00%, 11/15/2028	6,890	7,317,525
Series 2012E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,661,348
Series 2012F 5.00%, 11/15/2022-11/15/2026	55,610	59,183,190
Series 2012H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,673,536
5.00%, 11/15/2026	2,730	2,903,683
Series 2013B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	10,809,466
Series 2014A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,790,126
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,594,450
Series 2014C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,866,000
Series 2017C 5.00%, 11/15/2027-11/15/2033	79,840	91,092,316
Series 2019B 5.00%, 05/15/2022	99,625	104,699,897
Series 2020A 4.00%, 02/01/2022	34,455	35,367,024
AGC Series 2003B 5.25%, 11/15/2020	8,415	8,627,226
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/2027	4,505	4,890,763

62 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2031-07/15/2032	$53,935	$67,445,826
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2011A 5.00%, 11/01/2022-11/01/2025	34,430	36,455,779
Series 2011C 5.00%, 11/01/2023-11/01/2025	17,620	18,651,519
Series 2012A 5.00%, 08/01/2025	12,345	13,365,067
Series 2012B 5.00%, 11/01/2023	20,000	21,869,600
Series 2017A 5.00%, 08/01/2033	4,860	5,901,206
Series 2019B 5.00%, 11/01/2035-11/01/2036	59,785	75,178,923
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	4,250	4,075,070
2.80%, 09/15/2069	11,555	11,014,573
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 08/15/2021	3,880	4,077,453
Series 2014C 5.00%, 03/15/2027	2,015	2,300,082
Series 2020D 5.00%, 02/15/2029-02/15/2034	25,980	33,412,785
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2023	17,940	19,307,028
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 03/15/2025-03/15/2026	63,625	70,384,539
Series 2013D 5.00%, 03/15/2023	32,000	35,440,960
Series 2016A 5.00%, 03/15/2024	4,010	4,579,099

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 63

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	$74,370	$74,279,352
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	2,095	2,125,147
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,335	3,699,082

		868,256,477

North Carolina – 0.0%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 01/01/2026 (Pre-refunded/ETM)	1,720	1,865,426

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2028-06/01/2030	5,000	5,909,180

Ohio – 2.7%
Buckeye Tobacco Settlement Financing Authority Series 2020A 4.00%, 06/01/2037-06/01/2038	3,000	3,292,870
City of Columbus OH Series 2013-1 5.00%, 07/01/2020	4,580	4,624,563
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 08/01/2026-08/01/2028	20,420	24,898,531
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/2020-12/01/2024	84,825	86,967,138
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026-02/15/2027	5,455	6,343,488

64 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/2031	$1,000	$1,236,190
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022-12/01/2023	3,470	3,837,832
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	2,330	2,360,919
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	6,325	6,408,933
State of Ohio Series 2011A 5.00%, 08/01/2021	18,300	19,242,267
University of Cincinnati Series 2010F 5.00%, 06/01/2021	30	30,769
5.00%, 06/01/2021 (Pre-refunded/ETM)	1,295	1,327,595
University of Toledo Series 2010 5.00%, 06/01/2021 (Pre-refunded/ETM)	2,610	2,626,887

		163,197,982

Oklahoma – 0.3%
Canadian County Educational Facilities Authority (Canadian County Educational Facilities Authority Lease) 5.00%, 12/01/2020	2,050	2,093,870
Comanche County Memorial Hospital 5.00%, 07/01/2022	520	547,742
Series 2015 5.00%, 07/01/2020-07/01/2028	9,270	9,624,957
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	1,450	1,553,051
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	3,005	2,902,439

		16,722,059

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 65

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oregon – 0.2%
City of Portland OR Sewer System Revenue
Series 2013A 5.00%, 08/01/2022	$8,685	$9,457,096
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront)
Series 2014A 5.00%, 10/01/2024	1,000	1,036,940
Port of Portland OR Airport Revenue (Portland Intl Airport)
Series 2010-20C 5.00%, 07/01/2023	1,405	1,415,453
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009D 5.00%, 11/01/2021-11/01/2023	90	90,279
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/2028	2,335	2,928,861

		14,928,629

Pennsylvania – 8.3%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 07/15/2030-07/15/2033	19,390	24,628,985
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,969,805
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	2,120	2,149,150
City of Philadelphia PA
Series 2013A 5.00%, 07/15/2020-07/15/2021	3,245	3,361,343
Series 2019A 5.00%, 08/01/2026	1,420	1,698,576
Series 2019B 5.00%, 02/01/2030	1,005	1,290,510
AGM Series 2017A 5.00%, 08/01/2027-08/01/2032	46,290	56,802,509

66 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 06/15/2021	$6,225	$6,269,260
Series 2010D 5.00%, 06/15/2020	7,920	7,970,609
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024-10/01/2026	17,425	20,314,369
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	9,575	11,081,818
Series 2017 5.00%, 01/01/2025-01/01/2027	130,480	153,289,886
Easton Area School District Series 2020A 4.00%, 04/01/2027	1,555	1,821,294
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,762,000
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027-12/01/2032	5,000	5,266,880
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 5.00%, 09/01/2030-09/01/2032	2,845	3,454,022
Series 2018 5.00%, 09/01/2026-09/01/2030	10,650	12,770,797
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026-12/31/2028	51,190	56,635,384
Pennsylvania Turnpike Commission 5.00%, 12/01/2029-12/01/2030	13,890	17,443,658
Series 2017B 5.00%, 06/01/2028-06/01/2030	13,255	16,174,180
Series 2019 5.00%, 12/01/2022	5,250	5,765,970

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 67

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (St. Joseph’s University) 4.00%, 11/01/2035-11/01/2038(b)	$5,560	$6,125,793
5.00%, 11/01/2027-11/01/2034(b)	11,940	14,384,434
Philadelphia Parking Authority (The) Series 2009 5.00%, 09/01/2020	12,685	12,869,440
5.125%, 09/01/2022	9,080	9,222,737
School District of Philadelphia (The)
Series 2016D 5.00%, 09/01/2024	8,360	9,637,659
Series 2016F 5.00%, 09/01/2023-09/01/2024	29,165	33,461,987

		504,623,055

Puerto Rico – 0.5%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 07/01/2029	125	135,526
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	5,150	5,478,827
NATL Series 2007V 5.25%, 07/01/2035	150	150,414
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	4,260	4,405,096
AGC Series 2007C 5.50%, 07/01/2031	510	553,707
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	10,525	11,116,761
NATL Series 2005L 5.25%, 07/01/2035	500	501,345
NATL Series 2007N 5.25%, 07/01/2032	1,050	1,066,779
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	3,250	3,466,937
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	7,511	6,431,294

		33,306,686

68 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.8%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020A 5.00%, 09/15/2028-09/15/2032	$12,390	$15,488,485
Rhode Island Commerce Corp.
Series 2016B 5.00%, 06/15/2027	10,565	12,601,087
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	6,380,715
AGM Series 1993A 5.50%, 08/01/2020 (Pre-refunded/ETM)	720	728,885
Tobacco Settlement Financing Corp./RI
Series 2015A 5.00%, 06/01/2021–06/01/2023	14,635	15,344,521

		50,543,693

South Carolina – 1.0%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/2021	1,185	1,258,743
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	48,725	50,345,106
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022-12/01/2027	7,000	8,070,875
South Carolina Public Service Authority
Series 2016A 5.00%, 12/01/2030-12/01/2034	2,435	2,814,103

		62,488,827

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2029–09/01/2030	7,025	8,621,757

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 69

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.0%
County of Shelby TN Series 2019A 5.00%, 04/01/2021	$1,320	$1,371,454
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 02/01/2050	5,445	5,883,540
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 09/01/2021	2,115	2,180,840
Series 2017A 4.00%, 05/01/2048	50,910	52,149,149

		61,584,983

Texas – 7.9%
Arlington Independent School District/TX 5.00%, 02/15/2028-02/15/2029	6,475	8,236,088
Austin Independent School District Series 2014B 5.00%, 08/01/2021	1,700	1,788,230
Central Texas Turnpike System Series 2015A 5.00%, 08/15/2042	19,480	19,480,000
Series 2015C 5.00%, 08/15/2023-08/15/2025	4,860	5,213,776
City of Dallas TX Series 2014 5.00%, 02/15/2021	7,500	7,749,675
Series 2015 5.00%, 02/15/2021	3,240	3,347,860
City of Houston TX Series 2017A 5.00%, 03/01/2025	16,370	19,228,857
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023-09/01/2025	3,800	4,306,654
City of Houston TX Airport System Revenue Series 2018B 5.00%, 07/01/2030	6,160	7,442,019
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 07/15/2020	6,400	6,399,040
Series 2018 5.00%, 07/15/2028	9,135	9,073,156

70 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 05/15/2023-05/15/2028	$24,850	$28,467,588
Series 2020A 5.00%, 11/15/2032-11/15/2033(b)	10,485	13,770,700
City of San Antonio TX Series 2014 5.00%, 02/01/2021	3,905	4,031,834
County of Harris TX Series 2010A 5.00%, 10/01/2024-10/01/2025	7,245	7,382,760
Dallas Independent School District Series 2011 5.00%, 02/15/2022	5,165	5,337,408
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/2021 (Pre-refunded/ETM)	2,000	2,039,340
5.00%, 11/01/2023 (Pre-refunded/ETM)	6,750	6,882,772
5.00%, 11/01/2024 (Pre-refunded/ETM)	5,000	5,098,350
5.00%, 11/01/2025 (Pre-refunded/ETM)	4,155	4,236,729
Series 2014A 5.25%, 11/01/2028	11,585	12,624,059
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,462,841
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	92,148,790
Harris County Hospital District Series 2016 5.00%, 02/15/2021–02/15/2027	4,855	5,420,767
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2026-10/15/2031	3,220	3,795,561
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	10,899,260
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 04/01/2028	1,130	1,130,000

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 71

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 08/15/2025–08/15/2028	$7,250	$8,797,662
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2035	875	888,563
North Texas Tollway Authority Series 2011D 5.00%, 09/01/2024 (Pre-refunded/ETM)	5,000	5,271,350
5.25%, 09/01/2025 (Pre-refunded/ETM)	18,130	19,177,189
5.25%, 09/01/2026 (Pre-refunded/ETM)	17,810	18,838,706
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 01/01/2021-01/01/2024	16,745	18,000,306
Series 2015B 5.00%, 01/01/2023-01/01/2028	12,275	14,012,475
Series 2019B 5.00%, 01/01/2027-01/01/2029	30,080	37,795,760
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	1,360	1,144,957
San Antonio Water System Series 2011A 5.00%, 05/15/2023 (Pre-refunded/ETM)	2,240	2,249,453
5.00%, 05/15/2024 (Pre-refunded/ETM)	1,700	1,707,174
5.00%, 05/15/2024-05/15/2026	9,565	9,609,477
5.00%, 05/15/2025 (Pre-refunded/ETM)	2,165	2,174,136
5.00%, 05/15/2026 (Pre-refunded/ETM)	480	482,026
Series 2013E 5.00%, 05/15/2025	3,000	3,333,090
Spring Branch Independent School District
Series 2015A 5.00%, 02/01/2024	3,215	3,673,202
Series 2015B 5.00%, 02/01/2024	4,855	5,546,935
Spring Independent School District
Series 2011 5.00%, 08/15/2020-08/15/2021	8,365	8,486,858
State of Texas Series 2011 5.00%, 10/01/2023 (Pre-refunded/ETM)	5,500	5,811,740
5.00%, 10/01/2023-10/01/2025	11,425	12,101,155

72 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 10/01/2024 (Pre-refunded/ETM)	$5,440	$5,748,339
5.00%, 10/01/2025 (Pre-refunded/ETM)	3,025	3,196,457
University of Texas System (The) Series 2020A 5.00%, 08/15/2030(b)	105	140,532

		485,181,656

Utah – 0.1%
Davis School District Series 2017 5.00%, 06/01/2022	1,015	1,099,235
Utah Transit Authority Series 2015A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,386,640
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,565,638
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 06/15/2026	1,305	1,539,430

		7,590,943

Virginia – 0.8%
Chesapeake Bay Bridge & Tunnel District 5.00%, 11/01/2023	19,800	21,523,788
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022-08/01/2034(b)	19,260	24,321,651
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 02/01/2023	4,345	4,800,008

		50,645,447

Washington – 3.3%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 07/01/2020	3,110	3,138,550
Series 2011B 5.00%, 07/01/2021	5,000	5,230,600
5.25%, 07/01/2022	3,670	3,847,848
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 04/01/2026	4,280	5,189,714

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 73

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2020-08/01/2022	$3,855	$3,988,995
County of King WA Series 2015 5.00%, 07/01/2023	2,485	2,787,822
County of King WA Sewer Revenue Series 2011B 5.00%, 01/01/2023 (Pre-refunded/ETM)	4,415	4,543,256
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 07/01/2021	8,840	9,247,701
Grant County Public Utility District No. 2 Series 2011I 5.00%, 01/01/2021 (Pre-refunded/ETM)	6,570	6,764,078
5.00%, 01/01/2023 (Pre-refunded/ETM)	5,375	5,533,777
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	2,710	2,981,596
Port of Seattle WA 5.00%, 04/01/2033	1,000	1,225,030
Series 2010B 5.00%, 06/01/2022	1,995	2,007,409
Series 2015C 5.00%, 04/01/2021-04/01/2023	4,320	4,629,599
Series 2018A 5.00%, 05/01/2025	8,320	9,619,002
Series 2018B 5.00%, 05/01/2025	4,695	5,428,030
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/2021	3,600	3,833,280
State of Washington 5.00%, 06/01/2029(b)	3,200	4,015,008
Series 2012R 5.00%, 07/01/2024	6,765	7,328,322
Series 20152 5.00%, 07/01/2023	9,895	11,094,076
Series 2015A-1 5.00%, 08/01/2023	8,010	9,004,762
Series 2015B 5.00%, 02/01/2022	4,480	4,798,259

74 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Washington (State of Washington COP)
Series 2015C 5.00%, 07/01/2022-01/01/2023	$8,805	$9,539,667
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 09/01/2023	17,550	19,124,235
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 08/15/2028-08/15/2030	31,550	37,254,899
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025-08/15/2030	15,880	18,919,584
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	3,505	3,128,072

		204,203,171

West Virginia – 0.1%
West Virginia Economic Development Authority Series 2017 5.00%, 06/15/2020-06/15/2021	8,170	8,398,127

Wisconsin – 1.3%
State of Wisconsin Series 2019A 5.00%, 05/01/2025-05/01/2029	45,000	55,050,460
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	15,360	17,244,911
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	2,445	2,294,217
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	1,000	1,013,550

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 75

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Roseman University of Health Sciences) 3.00%, 04/01/2025(a)	$425	$410,410
WPPI Energy Series 2014A 5.00%, 07/01/2029	1,000	1,138,530

		77,152,078

Total Long-Term Municipal Bonds (cost $5,721,705,077)		5,849,032,410

Short-Term Municipal Notes – 0.8%
Texas – 0.8%
State of Texas 4.00%, 08/27/2020 (cost $49,188,861)	48,660	49,208,885

Total Municipal Obligations (cost $5,770,893,938)		5,898,241,295

GOVERNMENTS-TREASURIES – 1.9%
United States – 1.9%
U.S. Treasury Notes 2.125%, 11/30/2023(g)	4,000	4,255,000
2.50%, 05/31/2020(g)	1,500	1,504,922
2.625%, 02/15/2029(g)	96,998	113,169,385

Total Governments - Treasuries (cost $104,609,836)		118,929,307

CORPORATES-INVESTMENT GRADE – 0.8%
Industrial – 0.8%
Consumer Cyclical-Automotive – 0.3%
Harley-Davidson Financial Services, Inc. 4.05%, 02/04/2022(a)	15,636	15,299,513

Consumer Non-Cyclical – 0.5%
Amgen, Inc. 3.875%, 11/15/2021	30,349	30,881,929

Total Corporates - Investment Grade (cost $46,979,262)		46,181,442

AGENCIES – 0.5%
Agency Debentures – 0.5%
Federal Home Loan Mortgage Corp. Series 2019M 2.60%, 09/15/2033(a)	9,960	11,163,566

76 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

2.625%, 06/15/2035(a)	$9,965	$11,218,697
2.65%, 06/15/2035(a)	4,985	5,640,179

Total Agencies (cost $25,591,781)		28,022,442

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(h) (cost $1,482,699)	1,599	1,482,385

Total Investments – 99.7% (cost $5,949,557,516)		6,092,856,871
Other assets less liabilities – 0.3%		15,645,637

Net Assets – 100.0%		$6,108,502,508

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	179,270	06/17/2024	1.760%	CPI	#	Maturity	$(9,462,251)	$—	$(9,462,251)
USD	37,730	08/09/2024	1.690%	CPI	#	Maturity	(1,907,164)	(33,922)	(1,873,242)
USD	79,900	01/15/2025	1.671%	CPI	#	Maturity	(4,107,916)	—	(4,107,916)
USD	32,725	01/15/2025	1.637%	CPI	#	Maturity	(1,670,312)	—	(1,670,312)
USD	73,215	01/15/2025	1.673%	CPI	#	Maturity	(3,876,213)	—	(3,876,213)
USD	87,240	01/15/2028	0.735%	CPI	#	Maturity	1,529,737	—	1,529,737

							$(19,494,119)	$(33,922)	$(19,460,197)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 77

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	77,820	08/09/2022	3 Month LIBOR	1.486%	Quarterly/ Semi-Annual	$1,804,826	$—	$1,804,826
USD	164,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	6,264,401	—	6,264,401
USD	50,090	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	2,450,036	—	2,450,036
USD	13,019	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi-Annual	509,886	—	509,886
USD	29,251	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	1,230,100	—	1,230,100

						$12,259,249	$—	$12,259,249

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	505	$(111,505)	$(50,095)	$(61,410)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,677	(370,281)	(214,616)	(155,665)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,192	(1,146,393)	(507,050)	(639,343)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	277	(61,162)	(27,731)	(33,431)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,451	(761,693)	(345,909)	(415,784)

78 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	112	$(24,729)	$(13,900)	$(10,829)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,414	(753,811)	(420,908)	(332,903)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	4,500	(993,600)	(426,561)	(567,039)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	647	(142,857)	(82,454)	(60,403)

						$(4,366,031)	$(2,089,224)	$(2,276,807)

*	Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	131,082	09/20/2020	2.263%	CPI	#	Maturity	$(2,650,205)	$—	$(2,650,205)
Barclays Bank PLC	USD	115,780	10/15/2020	2.208%	CPI	#	Maturity	(2,413,866)	—	(2,413,866)
Barclays Bank PLC	USD	67,128	10/15/2020	2.210%	CPI	#	Maturity	(1,402,962)	—	(1,402,962)
Citibank, NA	USD	84,230	10/17/2020	2.220%	CPI	#	Maturity	(1,799,353)	—	(1,799,353)
JPMorgan Chase Bank, NA	USD	126,182	08/30/2020	2.210%	CPI	#	Maturity	(2,201,133)	—	(2,201,133)

								$(10,467,519)	$—	$(10,467,519)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 79

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.120%	SIFMA	*	Quarterly	$(2,515,494)	$—	$(2,515,494)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA	*	Quarterly	(2,545,711)	—	(2,545,711)

								$(5,061,205)	$—	$(5,061,205)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $138,937,060 or 2.3% of net assets.

(b)	When-Issued or delayed delivery security.

(c)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2020 and the aggregate market value of this security amounted to $50,000 or 0.00% of net assets.

(d)	Illiquid security.

(e)	Non-income producing security.

(f)	Defaulted matured security.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

OSF – Order of St. Francis

SD – School District

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

80 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

March 31, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 98.8%
New York – 80.0%
Albany County Airport Authority Series 2020B 5.00%, 12/15/2021-12/15/2026	$5,085	$5,722,400
AGM Series 2010A 5.00%, 12/15/2021-12/15/2022	6,135	6,182,423
Battery Park City Authority Series 2013A 5.00%, 11/01/2022	4,325	4,745,520
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022-07/01/2023	2,000	2,189,440
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023-11/01/2025	3,335	3,341,048
5.25%, 11/01/2029	1,900	1,903,743
City of New York NY Series 1993E-3 5.00%, 08/01/2023	6,855	7,207,073
Series 2011A 5.00%, 08/01/2026 (Pre-refunded/ETM)	3,960	4,164,455
5.00%, 08/01/2026	10,315	10,840,549
Series 2011D-1 5.00%, 10/01/2024	2,860	3,024,507
Series 2012I 5.00%, 08/01/2022	2,320	2,524,554
Series 2013B 5.00%, 08/01/2020	10,000	10,128,100
Series 2013I 5.00%, 08/01/2020	6,275	6,355,383
Series 20171 5.00%, 08/01/2025	1,130	1,341,988
Series 2017C 5.00%, 08/01/2023	1,075	1,208,128
Series 2018A 5.00%, 08/01/2026	7,690	9,389,490
Series 2019B 5.00%, 10/01/2032	4,205	5,383,241

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 81

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019H 5.00%, 01/01/2032	$5,615	$7,086,130
County of Albany NY Series 2020C 5.00%, 11/01/2021-11/01/2023(a)	5,655	6,078,973
County of Monroe NY Series 2015 5.00%, 06/01/2021-06/01/2022	10,660	11,284,581
BAM Series 2015 5.00%, 06/01/2021-06/01/2022	5,860	6,177,768
County of Nassau NY Series 2011A 5.00%, 04/01/2021-04/01/2022	5,915	6,139,638
Series 2013A 5.00%, 04/01/2020	2,405	2,405,000
Series 2014A 5.00%, 04/01/2025	10,190	11,655,831
Series 2017C 5.00%, 10/01/2026-10/01/2027	22,095	26,889,275
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2032	4,890	5,800,371
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/2023 (Pre-refunded/ETM)	5,925	6,301,830
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 05/01/2022	5,800	6,038,902
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 02/15/2031-02/15/2032	22,650	27,619,980
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024(b)	1,250	1,190,675
Long Island Power Authority Series 2019B 1.65%, 09/01/2049	9,490	9,156,521
Metropolitan Transportation Authority 5.00%, 11/15/2028	4,020	4,473,094
Series 2010D 5.25%, 11/15/2024 (Pre-refunded/ETM)	10,755	11,035,705

82 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2010G 5.00%, 11/15/2021 (Pre-refunded/ETM)	$9,305	$9,530,646
5.25%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,128,950
5.25%, 11/15/2023 (Pre-refunded/ETM)	20,075	20,592,734
5.25%, 11/15/2026 (Pre-refunded/ETM)	8,805	9,032,081
Series 2011 5.00%, 11/15/2024 (Pre-refunded/ETM)	925	983,812
Series 2011C 5.00%, 11/15/2024	1,965	2,075,276
Series 2011D 5.00%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,313,750
5.00%, 11/15/2023 (Pre-refunded/ETM)	4,275	4,543,256
5.00%, 11/15/2025 (Pre-refunded/ETM)	2,500	2,656,875
Series 2012F 5.00%, 11/15/2022	3,470	3,646,519
Series 2016D 5.00%, 11/15/2027	1,210	1,373,181
Series 2017B 5.00%, 11/15/2026-11/15/2027	7,460	8,214,753
Series 2017C 5.00%, 11/15/2025-11/15/2031	71,305	80,071,205
Series 2019D 5.00%, 09/01/2022	38,585	40,804,795
Series 2019F 5.00%, 11/15/2022	3,230	3,371,086
Series 2020A 4.00%, 02/01/2022	39,770	40,822,712
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/2024	14,130	15,362,842
Series 2017A 5.00%, 11/15/2031	2,025	2,437,958
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 4.00%, 01/01/2030	3,000	2,716,530
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group)
Series 2014 5.00%, 07/01/2024	4,550	5,210,569

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 83

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Housing Development Corp. Series 2013A 5.00%, 07/01/2025	$2,000	$2,210,640
New York City Municipal Water Finance Authority 5.00%, 06/15/2038	3,725	4,482,069
Series 2010F 5.00%, 06/15/2025 (Pre-refunded/ETM)	14,930	15,048,544
5.00%, 06/15/2025	9,800	9,874,774
Series 2011HH 5.00%, 06/15/2026	9,055	9,457,133
Series 2014D 5.00%, 06/15/2022-06/15/2029	14,350	15,705,880
Series 2015F 5.00%, 06/15/2027-06/15/2028	7,830	9,236,961
Series 2015G 5.00%, 06/15/2028	11,465	13,505,655
Series 2017E 5.00%, 06/15/2037	1,795	2,171,842
Series 2018AA 5.00%, 06/15/2024	8,280	9,514,051
Series 2019D 5.00%, 06/15/2024	1,005	1,106,274
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 07/15/2025	4,420	4,631,364
Series 2012S 5.00%, 07/15/2025	7,390	7,989,477
Series 2018S 5.00%, 07/15/2031-07/15/2032	18,065	22,549,214
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/2020	3,770	3,851,696
Series 2011A-1 5.00%, 11/01/2023	15,315	16,211,387
Series 2011B 5.00%, 11/01/2020-02/01/2024	12,135	12,482,295
Series 2011C 5.00%, 11/01/2020	9,480	9,685,432
Series 2012B 5.00%, 11/01/2023-11/01/2024	10,805	11,812,701

84 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2012D 5.00%, 11/01/2020-11/01/2023	$29,575	$31,323,860
Series 2012E 5.00%, 02/01/2021-02/01/2026	11,600	12,182,202
Series 2014A 5.00%, 08/01/2027-08/01/2029	6,655	7,609,541
Series 2014C 5.00%, 11/01/2026	6,345	7,234,950
Series 2014D-1 5.00%, 02/01/2028-02/01/2029	9,535	10,759,045
Series 2015C 5.00%, 11/01/2020-11/01/2026	23,000	26,538,210
Series 2016B 5.00%, 08/01/2031	2,150	2,574,625
Series 2017 5.00%, 11/01/2026	4,175	5,100,472
Series 2017F 5.00%, 05/01/2032	1,220	1,478,713
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/2026	7,175	8,661,517
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 07/01/2021	4,745	4,880,090
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	20,000	19,176,800
2.625%, 09/15/2069	21,670	20,656,711
2.80%, 09/15/2069	6,470	6,167,398
New York State Dormitory Authority 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	45,502
Series 2011A 5.00%, 07/01/2024 (Pre-refunded/ETM)	3,125	3,280,313
Series 2012D 5.00%, 02/15/2022 (Pre-refunded/ETM)	1,290	1,378,842
5.00%, 02/15/2023 (Pre-refunded/ETM)	865	924,573
5.00%, 02/15/2024 (Pre-refunded/ETM)	815	871,129
5.00%, 02/15/2025 (Pre-refunded/ETM)	880	940,606
New York State Dormitory Authority (Cornell University) 5.00%, 07/01/2036	1,020	1,426,694

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 85

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 07/01/2022-07/01/2026	$6,415	$7,310,136
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 03/15/2023	2,215	2,449,768
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 07/01/2023	2,040	2,294,164
Series 2019A 5.00%, 07/01/2032	2,975	3,799,402
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023-12/01/2026(c)	4,600	5,265,260
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 07/01/2021-07/01/2026(a)	3,110	3,488,246
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 07/01/2024	1,130	1,299,590
New York State Dormitory Authority (State of New York Pers Income Tax) 5.00%, 02/15/2029	11,385	12,949,299
Series 2012 5.00%, 12/15/2021	5,905	6,277,842
Series 2012B 5.00%, 03/15/2022	3,905	4,185,028
Series 2012D 5.00%, 02/15/2022-02/15/2025	18,285	19,556,294
Series 2014A 5.00%, 02/15/2028	2,400	2,731,704
Series 2014C 5.00%, 03/15/2028-03/15/2029	14,485	16,527,559
Series 2015B 5.00%, 02/15/2023	1,160	1,281,382
Series 2015E 5.00%, 03/15/2021-03/15/2023	5,380	5,886,481
Series 2016D 5.00%, 02/15/2021	5,970	6,163,428

86 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020D 5.00%, 02/15/2034	$9,425	$12,129,127
AMBAC Series 2005B 5.50%, 03/15/2023	5,000	5,609,850
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2018E 5.00%, 03/15/2029-03/15/2031	8,300	10,582,575
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019B 5.00%, 06/15/2027-06/15/2030	1,445	1,855,211
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 03/15/2022-09/15/2022	9,320	10,153,128
New York State Thruway Authority AGM Series 2012I 5.00%, 01/01/2025 (Pre-refunded/ETM)	5,155	5,510,231
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2021-04/01/2025	26,175	27,887,019
AMBAC Series 2005B 5.50%, 04/01/2020	9,215	9,215,000
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 01/01/2026-01/01/2028	4,345	5,068,252
Series 2014J 5.00%, 01/01/2026-01/01/2027	33,900	38,472,951
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 03/15/2025	5,425	5,519,992
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 03/15/2022-03/15/2028	6,020	7,102,443
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2021-08/01/2031	29,035	28,872,459

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 87

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	$2,355	$2,328,059
Series 2018 5.00%, 01/01/2027-01/01/2036	30,980	30,758,030
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.25%, 01/01/2050	2,535	2,606,867
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2021	3,690	3,717,749
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/2024(c)	3,400	3,278,314
Niagara Falls City School District Series 2016 5.00%, 06/15/2022-06/15/2025	11,580	13,016,480
Port Authority of New York & New Jersey 5.00%, 11/01/2032-11/01/2035	6,045	7,667,392
Series 2011 5.00%, 09/15/2024	2,000	2,064,600
Series 2011O 5.00%, 10/15/2021	5,215	5,510,795
Series 2013-178 5.00%, 12/01/2023	10,480	11,718,841
Series 2014 5.00%, 09/01/2023-09/01/2027	12,470	13,942,960
Series 2014-1 5.00%, 10/15/2023	3,455	3,849,872
Series 2014-186 5.00%, 10/15/2021-10/15/2022	12,575	13,426,504
Series 2015E 5.00%, 10/15/2022-10/15/2026	16,390	18,502,419
Series 2017 5.00%, 10/15/2028	6,925	8,403,141
Series 20182 5.00%, 09/15/2025-09/15/2027	12,350	15,001,203
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/2025-10/15/2026	13,140	15,204,233
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) 5.00%, 12/01/2029-12/01/2034(a)	1,500	1,535,720

88 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Syracuse Industrial Development Agency (Carousel Center Co. LP) 5.00%, 01/01/2030	$1,000	$1,003,870
Series 2016A 5.00%, 01/01/2033	3,890	3,864,287
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2022-02/15/2023	11,660	12,435,081
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 01/01/2027 (Pre-refunded/ETM)	7,000	7,482,370
Series 2012B 5.00%, 11/15/2021-11/15/2023	25,760	27,912,341
Series 2013A 5.00%, 11/15/2028	5,000	5,551,900
Series 2013B 5.00%, 11/15/2022	7,525	8,279,457
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031-09/01/2033(a)	8,385	10,745,530
Series 2010B 5.00%, 09/01/2021	1,000	1,015,750
TSASC, Inc./NY Series 2017A 5.00%, 06/01/2020-06/01/2023	3,000	3,123,830
Utility Debt Securitization Authority Series 2013T 5.00%, 06/15/2026-12/15/2029	34,825	39,515,471

		1,416,521,915

Alabama – 1.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/2048	5,935	6,104,800
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	10,000	10,308,300
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(c)	2,630	2,500,262

		18,913,362

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 89

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(c)	$1,055	$1,214,938

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(c)	2,400	2,326,848

California – 0.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	3,205	3,138,528

Colorado – 1.1%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,391,778
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2034	15,295	17,404,883
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050(a)	160	186,950

		19,983,611

Connecticut – 1.5%
State of Connecticut Series 2018B 5.00%, 04/15/2025	14,565	16,821,118
Series 2018C 5.00%, 06/15/2027	4,690	5,665,051
Series 2018F 5.00%, 09/15/2027	4,025	4,886,109

		27,372,278

District of Columbia – 0.1%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/2021	1,500	1,527,195

90 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 0.3%
Capital Trust Agency, Inc. (Franklin Academy-Cooper City Campus) 5.00%, 12/15/2027-12/15/2029(c)	$545	$564,712
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	410	290,539
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2026	3,000	3,641,070
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	55	55,568
Series 2010A-2 6.125%, 05/01/2035	160	161,843
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 08/01/2026	1,000	1,143,780

		5,857,512

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2031-01/01/2035	2,655	3,023,028

Guam – 1.2%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.00%, 12/01/2020	540	545,216
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028-07/01/2031	4,250	4,387,623
Guam Power Authority Series 2017A 5.00%, 10/01/2025-10/01/2027	5,435	5,669,605
Territory of Guam 5.00%, 11/15/2031	310	311,184
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	2,545	2,558,566

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 91

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	$7,150	$7,241,213

		20,713,407

Illinois – 3.7%
Chicago Board of Education Series 2017C 5.00%, 12/01/2023	8,160	8,310,878
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	1,580	1,728,998
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2028	5,090	5,126,546
Series 2017B 5.00%, 12/15/2028	2,000	2,044,760
State of Illinois Series 2012 5.00%, 03/01/2021-08/01/2025	13,135	13,469,920
Series 2013 5.50%, 07/01/2025	7,435	7,799,092
Series 2014 5.00%, 05/01/2024	2,540	2,654,376
Series 2016 5.00%, 02/01/2024	4,200	4,378,920
Series 2017A 5.00%, 12/01/2024	2,060	2,163,597
Series 2017D 5.00%, 11/01/2023-11/01/2024	13,005	13,554,432
Series 2018A 5.00%, 10/01/2024	2,910	3,052,183
Series 2018B 5.00%, 05/01/2024	1,405	1,468,267
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(d)(e)(f)	1,307	196,050

		65,948,019

Indiana – 0.3%
Indiana Bond Bank Series 2007A 5.25%, 10/15/2021	5,885	6,161,301

92 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	$3,520	$3,300,352

Kentucky – 0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	1,210	1,438,309
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2033-08/01/2035	3,190	3,572,348

		5,010,657

Michigan – 1.3%
City of Detroit MI 5.00%, 04/01/2029-04/01/2032	1,255	1,295,927
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2022	3,055	3,293,840
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2029-06/30/2032	14,290	17,809,773

		22,399,540

Missouri – 0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	395	436,734

Nebraska – 0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	12,000	12,767,880

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 93

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(c)	$835	$806,418
2.75%, 06/15/2028(c)	715	664,893

		1,471,311

New Jersey – 2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2028	1,445	1,503,551
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2027	10,000	11,026,900
Series 2018A 5.00%, 06/15/2028	11,630	12,932,909
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 06/15/2021	2,195	2,255,319
Series 2012A 5.00%, 06/15/2022	1,000	1,040,130
Series 2018A 5.00%, 12/15/2030	3,350	3,659,473
Series 2019B 5.00%, 06/15/2030-06/15/2034	6,760	7,273,610
AMBAC Series 2005B 5.25%, 12/15/2023	4,700	5,026,697

		44,718,589

Ohio – 0.2%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	1,305	1,314,605
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,650	1,671,895

		2,986,500

94 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.0%
Comanche County Memorial Hospital 5.00%, 07/01/2022	$250	$263,338

Pennsylvania – 0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023-07/01/2024	3,775	4,142,545
Philadelphia Parking Authority (The) Series 2009 5.25%, 09/01/2023	2,435	2,474,325

		6,616,870

Puerto Rico – 0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	1,390	1,478,751
NATL Series 2007V 5.25%, 07/01/2029	255	261,140
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	3,095	3,269,590
AGM Series 2007C 5.50%, 07/01/2031	1,370	1,487,409
NATL Series 2005L 5.25%, 07/01/2035	135	135,363
NATL Series 2007N 5.25%, 07/01/2032	275	279,395
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	2,035	1,742,469

		8,654,117

Tennessee – 1.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2034	3,500	3,990,985

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 95

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 02/01/2050	$4,615	$4,986,692
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 09/01/2021	17,375	17,915,884

		26,893,561

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,738,153
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	4,540	4,633,206

		6,371,359

Washington – 0.5%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032-08/01/2034	7,280	8,214,372

Wisconsin – 0.3%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(c)	4,510	5,063,982

Total Long-Term Municipal Bonds (cost $1,726,061,848)		1,747,871,104

Short-Term Municipal Notes – 0.4%
Texas – 0.4%
State of Texas 4.00%, 08/27/2020 (cost $6,257,276)	6,190	6,259,823

Total Municipal Obligations (cost $1,732,319,124)		1,754,130,927

GOVERNMENTS - TREASURIES – 1.4%
United States – 1.4%
U.S. Treasury Notes 2.50%, 05/31/2020(g)	3,600	3,611,813
2.625%, 02/15/2029(g)	18,477	21,557,462

Total Governments - Treasuries (cost $23,262,473)		25,169,275

96 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(h) (cost $427,392)	$461	$427,301

Total Investments – 100.6% (cost $1,756,008,989)		1,779,727,503
Other assets less liabilities – (0.6)%		(10,388,344)

Net Assets – 100.0%		$1,769,339,159

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 7,936	01/15/2025	1.637%	CPI	#	Maturity	$(405,060)	$—	$(405,060)
USD 17,754	01/15/2025	1.673%	CPI	#	Maturity	(939,948)	—	(939,948)
USD 23,260	01/15/2028	0.735%	CPI	#	Maturity	407,860	—	407,860
USD 56,620	06/17/2024	1.760%	CPI	#	Maturity	(2,988,524)	—	(2,988,524)
USD 16,890	08/09/2024	1.690%	CPI	#	Maturity	(853,750)	—	(853,750)
USD 28,010	01/15/2025	1.671%	CPI	#	Maturity	(1,440,084)	—	(1,440,084)

						$(6,219,506)	$—	$(6,219,506)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 94,790	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi- Annual	$2,142,496	$—	$2,142,496
USD 35,380	08/09/2022	3 Month LIBOR	1.486%	Quarterly/ Semi- Annual	820,544	—	820,544

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 97

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 17,560	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi- Annual	$858,907	$—	$858,907
USD 3,157	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi- Annual	123,643	—	123,643
USD 7,093	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi- Annual	298,284	—	298,284
USD 10,250	04/16/2034	3 Month LIBOR	2.673%	Quarterly/ Semi- Annual	2,672,511	—	2,672,511

					$6,916,385	$—	$6,916,385

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	169	$(37,315)	$(16,764)	$(20,551)
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	560	(123,648)	(71,667)	(51,981)
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,734	(382,867)	(169,342)	(213,525)
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	93	(20,534)	(9,310)	(11,224)
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,151	(254,045)	(115,370)	(138,675)
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,142	(252,154)	(140,796)	(111,358)
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	37	(8,169)	(4,592)	(3,577)

98 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1,503	$(331,862)	$(142,471)	$(189,391)
CDX- CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	216	(47,693)	(27,527)	(20,166)

						$(1,458,287)	$(697,839)	$(760,448)

*	Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,832	09/20/2020	2.263%	CPI	#	Maturity	$(37,039)	$—	$(37,039)
Barclays Bank PLC	USD	31,666	10/15/2020	2.208%	CPI	#	Maturity	(660,196)	—	(660,196)
Barclays Bank PLC	USD	938	10/15/2020	2.210%	CPI	#	Maturity	(19,604)	—	(19,604)
Citibank, NA	USD	23,030	10/17/2020	2.220%	CPI	#	Maturity	(491,976)	—	(491,976)
JPMorgan Chase Bank, NA	USD	51,457	08/30/2020	2.210%	CPI	#	Maturity	(897,622)	—	(897,622)

								$(2,106,437)	$—	$(2,106,437)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAP (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.120%	SIFMA	*	Quarterly/ Quarterly	$(747,255)	$—	$(747,255)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly/ Quarterly	(756,231)	—	(756,231)

								$(1,503,486)	$—	$(1,503,486)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 99

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024	01/01/2024	$1,251,235	$1,190,675	0.07%

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $26,318,833 or 1.5% of net assets.

(d)	Illiquid security.

(e)	Non-income producing security.

(f)	Defaulted matured security.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.3%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

100 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,301,655,432		$6,092,856,871		$1,779,727,503
Cash	1,326,802		95,211,688		1,091,101
Cash collateral due from broker	6,192,324		27,092,920		10,173,767
Receivables:
Interest	17,838,997		73,664,211		22,769,805
Investment securities sold	18,815,000		5,400,000		10,000
Capital shares sold	5,985,701		14,590,522		3,819,120
Variation margin on centrally cleared swaps	868		– 0	–	– 0	–

Total assets	1,351,815,124		6,308,816,212		1,817,591,296

Liabilities
Payables:
Dividends to shareholders	698,895		3,597,621		997,841
Investment securities purchased	38,931,356		154,375,897		39,635,679
Capital shares redeemed	6,510,257		19,713,837		1,595,950
Management fee	446,447		1,768,615		595,841
Shareholder servicing fee	97,568		408,791		130,419
Variation margin on centrally cleared swaps	– 0	–	118,979		75,535
Distribution fee	24,081		82,764		44,770
Transfer Agent fee	5,654		27,526		6,799
Directors’ fees payable	4		19		920
Accrued expenses	69,806		324,900		100,173
Unrealized depreciation of inflation swaps	2,030,088		10,467,519		2,106,437
Unrealized depreciation of interest rate swaps	1,097,509		5,061,205		1,503,486
Market value on credit default swaps(a)	1,044,316		4,366,031		1,458,287

Total liabilities	50,955,981		200,313,704		48,252,137

Net Assets	$1,300,859,143		$6,108,502,508		$1,769,339,159

Cost of investments	$1,279,839,263		$5,949,557,516		$1,756,008,989

Net Assets Consist of:
Capital stock, at par	$92,570		$429,030		$128,570
Additional paid-in capital	1,303,898,896		6,046,295,695		1,770,512,840
Distributable earnings (accumulated loss)	(3,132,323)		61,777,783		(1,302,251)

	$1,300,859,143		$6,108,502,508		$1,769,339,159

(a)	Net premiums received of $507,002, $2,089,224 and $697,839, respectively.

See notes to financial statements.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 101

STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class
Net Assets	$1,168,621,136	$4,914,205,187	$1,563,608,792
Shares of capital stock outstanding	83,160,500	345,169,985	113,615,404

Net asset value, offering and redemption price per share	$14.05	$14.24	$13.76

Class A Shares
Net Assets	$80,264,482	$228,688,694	$118,873,286
Shares of capital stock outstanding	5,711,346	16,051,422	8,640,626

Net asset value and redemption price per share	$14.05	$14.25	$13.76
Sales charge—3.00% of public offering price	0.43	0.44	0.43

Maximum offering price	$14.48	$14.69	$14.19

Class C Shares
Net Assets	$9,841,814	$40,425,338	$23,456,588
Shares of capital stock outstanding	700,489	2,838,644	1,704,746

Net asset value and offering price per share	$14.05	$14.24	$13.76

Advisor Class Shares
Net Assets	$42,131,711	$339,249,893	$63,400,493
Shares of capital stock outstanding	2,998,088	23,847,340	4,609,603

Net asset value and offering price per share	$14.05	$14.23	$13.75

Class Z Shares
Net Assets		$585,933,396
Shares of capital stock outstanding		41,122,509

Net asset value and offering price per share		$14.25

See notes to financial statements.

102 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2020 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Interest	$17,308,980		$86,915,250	$25,261,499

Total income	17,308,980		86,915,250	25,261,499

Expenses:
Management fee (see Note 2A)	2,777,238		10,923,251	3,704,634
Shareholder servicing fee (see Note 2B)	609,640		2,532,915	815,877
Custodian fee	98,059		139,810	100,757
Transfer Agent fee – Non-Retail Class	13,341		58,356	18,810
Transfer Agent fee – Class A	11,459		49,408	20,946
Transfer Agent fee – Class B	– 0	–	2	– 0	–
Transfer Agent fee – Class C	1,558		8,411	4,575
Transfer Agent fee – Advisor Class	5,897		60,434	10,835
Transfer Agent fee – Class Z	– 0	–	64,795	– 0	–
Distribution fees – Class A	97,540		310,724	152,270
Distribution fees – Class B	– 0	–	6	– 0	–
Distribution fees – Class C	52,087		207,547	129,103
Directors’ fees and expenses	27,349		125,306	38,335
Auditing and tax fees	23,074		92,061	29,820
Registration fees	11,398		94,535	24,195
Printing fees	10,858		88,852	22,824
Legal fees	15,823		78,857	22,316
Miscellaneous	25,291		60,771	28,299

Total expenses	3,780,612		14,896,041	5,123,596

Net investment income	13,528,368		72,019,209	20,137,903

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	494,971		12,267,001	1,198,718
Swaps	(3,075,256)		(15,613,038)	(4,193,134)

Net realized (loss) on investment and foreign currency transactions	(2,580,285)		(3,346,037)	(2,994,416)

Net change in unrealized appreciation/depreciation of:
Investments	(29,860,913)		(127,461,733)	(48,502,130)
Swaps	(4,102,852)		(12,877,575)	(3,340,763)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,963,765)		(140,339,308)	(51,842,893)

Net realized and unrealized loss on investment and foreign currency transactions	(36,544,050)		(143,685,345)	(54,837,309)

Net Decrease in Net Assets Resulting from Operations	$(23,015,682)		$(71,666,136)	$(34,699,406)

See notes to financial statements.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 103

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,528,368	$27,752,114
Net realized gain (loss) on investment and foreign currency transactions	(2,580,285)	2,185,232
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,963,765)	38,639,199

Net increase (decrease) in net assets resulting from operations	(23,015,682)	68,576,545

Distributions to Shareholders
Municipal Class	(12,326,317)	(25,801,371)
Class A	(715,631)	(1,333,213)
Class C	(56,453)	(141,286)
Advisor Class	(418,531)	(608,509)

Total distributions to shareholders	(13,516,932)	(27,884,379)

Capital-Share Transactions:
Net proceeds from sales of shares	132,934,977	251,711,411
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,401,748	22,365,096

Total proceeds from shares sold	143,336,725	274,076,507
Cost of shares redeemed	(142,210,995)	(279,403,332)

Net increase (decrease) in net assets from capital-share transactions	1,125,730	(5,326,825)

Net increase (decrease) in net assets	(35,406,884)	35,365,341
Net Assets:
Beginning of period	1,336,266,027	1,300,900,686

End of period	$1,300,859,143	$1,336,266,027

See notes to financial statements.

104 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Diversified Municipal Portfolio
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$72,019,209	$156,808,962
Net realized loss on investment transactions	(3,346,037)	(4,229,797)
Net change in unrealized appreciation/depreciation of investments	(140,339,308)	240,290,230

Net increase (decrease) in net assets resulting from operations	(71,666,136)	392,869,395

Distributions to Shareholders
Municipal Class	(57,511,512)	(125,152,990)
Class A	(2,557,744)	(4,858,512)
Class B	(7)	(84)
Class C	(272,401)	(718,042)
Advisor Class	(3,514,112)	(7,374,729)
Class Z	(7,621,058)	(19,206,609)

Total distributions to shareholders	(71,476,834)	(157,310,966)

Capital-Share Transactions:
Net proceeds from sales of shares	777,324,728	1,776,519,252
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	54,973,717	128,247,819

Total proceeds from shares sold	832,298,445	1,904,767,071
Cost of shares redeemed	(968,699,787)	(2,747,582,845)

Net decrease in net assets from capital-share transactions	(136,401,342)	(842,815,774)

Net decrease in net assets	(279,544,312)	(607,257,345)
Net Assets:
Beginning of period	6,388,046,820	6,995,304,165

End of period	$6,108,502,508	$6,388,046,820

See notes to financial statements.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 105

STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,137,903	$40,670,749
Net realized gain (loss) on investment transactions	(2,994,416)	1,129,110
Net change in unrealized appreciation/depreciation of investments	(51,842,893)	62,813,507

Net increase (decrease) in net assets resulting from operations	(34,699,406)	104,613,366

Distributions to Shareholders
Municipal Class	(17,626,475)	(36,768,289)
Class A	(1,193,809)	(2,499,757)
Class C	(156,620)	(392,368)
Advisor Class	(695,493)	(1,046,226)

Total distributions to shareholders	(19,672,397)	(40,706,640)

Capital-Share Transactions:
Net proceeds from sales of shares	167,441,359	290,002,495
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	15,182,606	32,240,255

Total proceeds from shares sold	182,623,965	322,242,750
Cost of shares redeemed	(192,085,804)	(375,907,447)

Net decrease in net assets from capital-share transactions	(9,461,839)	(53,664,697)

Net increase (decrease) in net assets	(63,833,642)	10,242,029
Net Assets:
Beginning of period	1,833,172,801	1,822,930,772

End of period	$1,769,339,159	$1,833,172,801

See notes to financial statements.

106 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS

March 31, 2020 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, Class C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Effective July 2, 2018, Diversified Municipal Portfolio commenced offering of Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Portfolios were converted to Class A shares. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 107

NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

108 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 109

NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2020:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,258,922,710		$0	(a)	$1,258,922,710
Short-Term Investments		– 0	–	13,009,619		– 0	–	13,009,619
Governments – Treasuries		– 0	–	29,410,417		– 0	–	29,410,417
Collateralized Mortgage Obligations		– 0	–	312,686		– 0	–	312,686

Total Investments in Securities		– 0	–	1,301,655,432		– 0	–	1,301,655,432
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	280,206		– 0	–	280,206	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	2,058,304		– 0	–	2,058,304	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(4,805,771)		– 0	–	(4,805,771	)(c)
Credit Default Swaps		– 0	–	(1,044,316)		– 0	–	(1,044,316)
Inflation (CPI) Swaps		– 0	–	(2,030,088)		– 0	–	(2,030,088)
Interest Rate Swaps		– 0	–	(1,097,509)		– 0	–	(1,097,509)

Total	$	– 0	–	$1,295,016,258	$	– 0	–	$1,295,016,258

110 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,849,032,410	$	– 0	–	$5,849,032,410
Short-Term Municipal Notes		– 0	–	49,208,885		– 0	–	49,208,885
Governments – Treasuries		– 0	–	118,929,307		– 0	–	118,929,307
Corporates – Investment Grade		– 0	–	46,181,442		– 0	–	46,181,442
Agencies		– 0	–	28,022,442		– 0	–	28,022,442
Collateralized Mortgage Obligations		– 0	–	1,482,385		– 0	–	1,482,385

Total Investments in Securities		– 0	–	6,092,856,871		– 0	–	6,092,856,871
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	1,529,737		– 0	–	1,529,737	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	12,259,249		– 0	–	12,259,249	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(21,023,856)		– 0	–	(21,023,856	)(c)
Credit Default Swaps		– 0	–	(4,366,031)		– 0	–	(4,366,031)
Inflation (CPI) Swaps		– 0	–	(10,467,519)		– 0	–	(10,467,519)
Interest Rate Swaps		– 0	–	(5,061,205)		– 0	–	(5,061,205)

Total	$	– 0	–	$6,065,727,246	$	– 0	–	$6,065,727,246

New York Municipal Portfolio
Investment in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,747,871,104	$	– 0	–	$1,747,871,104
Short-Term Municipal Notes		– 0	–	6,259,823		– 0	–	6,259,823
Governments – Treasuries		– 0	–	25,169,275		– 0	–	25,169,275
Collateralized Mortgage Obligations		– 0	–	427,301		– 0	–	427,301

Total Investments in Securities		– 0	–	1,779,727,503		– 0	–	1,779,727,503
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	407,860		– 0	–	407,860	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	6,916,385		– 0	–	6,916,385	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(6,627,366)		– 0	–	(6,627,366	)(c)
Credit Default Swaps		– 0	–	(1,458,287)		– 0	–	(1,458,287)
Inflation (CPI) Swaps		– 0	–	(2,106,437)		– 0	–	(2,106,437)
Interest Rate Swaps		– 0	–	(1,503,486)		– 0	–	(1,503,486)

Total	$	– 0	–	$1,775,356,172	$	– 0	–	$1,775,356,172

(a)	The Portfolio held securities with zero market value at period end.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 111

NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio

112 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 113

NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.425%	0.375%	0.325%	0.275%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor

114 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2020, the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,056; Diversified Municipal Portfolio, $92,612; and New York Municipal Portfolio, $10,825.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 115

NOTES TO FINANCIAL STATEMENTS (continued)

up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
California Municipal	$1,333,529
Diversified Municipal	3,241,325
New York Municipal	2,398,343

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the six months ended March 31, 2020, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class C
California Municipal	$58		$	– 0	–	$138
Diversified Municipal	103			7,777		12
New York Municipal	– 0	–		– 0	–	48

116 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2020, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$106,784,213	$14,175,028	$92,923,878	$3,519,727
Diversified Municipal	621,192,561	53,336,812	824,588,339	23,307,813
New York Municipal	149,189,365	49,323,989	119,504,406	39,259,217

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Appreciation	(Depreciation)
California Municipal	$36,854,382	$(21,165,010)	$15,689,372
Diversified Municipal	203,812,547	(85,519,671)	118,292,876
New York Municipal	54,333,407	(34,288,385)	20,045,022

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 117

NOTES TO FINANCIAL STATEMENTS (continued)

respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of

118 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2020, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 119

NOTES TO FINANCIAL STATEMENTS (continued)

net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2020, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

120 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2020, the Portfolios held credit default swaps for non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 121

NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended March 31, 2020, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,338,510	*	Receivable/Payable for variation margin on centrally cleared swaps	$4,800,396	*

Interest rate contracts				Unrealized depreciation on inflation swaps	2,030,088

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,097,509

Credit contracts				Market value on credit default swaps	1,044,316

Total		$2,338,510			$8,972,309

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(3,152,887)	$(3,450,762)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	77,631	(652,090)

Total		$(3,075,256)	$(4,102,852)

122 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Diversified Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$13,788,986	*	Receivable/Payable for variation margin on centrally cleared swaps	$20,989,934	*

Interest rate contracts				Unrealized depreciation on inflation swaps	10,467,519

Interest rate contracts				Unrealized depreciation on interest rate swaps	5,061,205

Credit contracts				Market value on credit default swaps	4,366,031

Total		$13,788,986			$40,884,689

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(15,741,539)	$(10,151,698)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	128,501	(2,725,877)

Total		$(15,613,038)	$(12,877,575)

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 123

NOTES TO FINANCIAL STATEMENTS (continued)

New York Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$7,324,245	*	Receivable/Payable for variation margin on centrally cleared swaps	$6,627,366	*

Interest rate contracts				Unrealized depreciation on inflation swaps	2,106,437

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,503,486

Credit contracts				Market value on credit default swaps	1,458,287

Total		$7,324,245			$11,695,576

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,301,421)	$(2,430,299)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	108,287	(910,464)

Total		$(4,193,134)	$(3,340,763)

124 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$24,790,000
Inflation Swaps:
Average notional amount	$126,160,714
Centrally Cleared Interest Rate Swaps:
Average notional amount	$86,409,429
Centrally Cleared Inflation Swaps:
Average notional amount	$76,528,571
Credit Default Swaps:
Average notional amount of sale contracts	$4,730,000

Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$114,320,000
Inflation Swaps:
Average notional amount	$658,802,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$321,122,857
Centrally Cleared Inflation Swaps:
Average notional amount	$328,217,143
Credit Default Swaps:
Average notional amount of sale contracts	$19,775,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$61,548,750	(a)

(a)	Positions were open for four months during the period.

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$33,960,000
Inflation Swaps:
Average notional amount	$144,760,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$165,617,143
Centrally Cleared Inflation Swaps:
Average notional amount	$108,181,429
Credit Default Swaps:
Average notional amount of sale contracts	$6,605,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2020. Exchange-traded

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 125

NOTES TO FINANCIAL STATEMENTS (continued)

derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,271,400	$	– 0	–	$	– 0	–	$(1,238,879)	$32,521
Citibank, NA	1,448,493	– 0	–	– 0	–	(1,397,771)	50,722
Citigroup Global Markets, Inc.	335,617	– 0	–	(259,000)	– 0	–	76,617
Credit Suisse International	471,118	– 0	–	– 0	–	(471,118)	– 0	–
Goldman Sachs International	237,581	– 0	–	– 0	–	(237,581)	– 0	–
JPMorgan Chase Bank, NA	407,704	– 0	–	– 0	–	(407,704)	– 0	–

Total	$4,171,913	$	– 0	–	$(259,000)	$(3,753,053)	$159,860	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Diversified Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$6,467,033	$	– 0	–	$	– 0	–	$(6,467,033)	$	– 0	–
Citibank, NA	6,860,558		– 0	–		– 0	–	(6,860,558)		– 0	–
Citigroup Global Markets, Inc.	481,786		– 0	–		– 0	–	(481,786)		– 0	–
Credit Suisse International	2,747,788		– 0	–		– 0	–	(2,747,788)		– 0	–
Goldman Sachs International	1,136,457		– 0	–		– 0	–	(1,136,457)		– 0	–
JPMorgan Chase Bank, NA	2,201,133		– 0	–		(130,000)		(2,071,133)		– 0	–

Total	$19,894,755	$	– 0	–		$(130,000)		$(19,764,755)		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

126 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

New York Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$716,839	$	– 0	–	$(73,000)	$(643,839)	$	– 0	–
Citibank, NA	1,995,462	– 0	–	– 0	–	(1,981,649)	13,813
Citigroup Global Markets, Inc.	160,963	– 0	–	– 0	–	– 0	–	160,963
Credit Suisse International	917,769	– 0	–	– 0	–	(917,769)	– 0	–
Goldman Sachs International	379,555	– 0	–	– 0	–	(379,555)	– 0	–
JPMorgan Chase Bank, NA	897,622	– 0	–	(220,000)	(677,622)	– 0	–

Total	$5,068,210	$	– 0	–	$(293,000)	$(4,600,434)	$174,776	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

Portfolio	2019		2018
California Municipal
Distributions paid from:
Ordinary income	$744,579		$533,704
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	744,579		533,704
Tax exempt distributions	27,139,800		27,611,662

Total distributions paid	$27,884,379		$28,145,366

Diversified Municipal
Distributions paid from:
Ordinary income	$3,960,366		$2,223,492
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	3,960,366		2,223,492
Tax exempt distributions	153,350,600		152,929,853

Total distributions paid	$157,310,966		$155,153,345

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 127

NOTES TO FINANCIAL STATEMENTS (continued)

Portfolio	2019		2018
New York Municipal
Distributions paid from:
Ordinary income	$709,436		$515,596
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	709,436		515,596
Tax exempt distributions	39,997,204		39,769,895

Total distributions paid	$40,706,640		$40,285,491

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$487,166	$(15,882,163)	$49,365,850	$33,970,853
Diversified Municipal	2,955,677	(53,049,986)	258,217,345	208,123,036
New York Municipal	928,517	(18,135,034)	71,117,920	53,911,403

(a)	Includes tax-exempt income as shown below:

California Municipal	$487,166
Diversified Municipal	2,955,677
New York Municipal	928,517

(b)

As of September 30, 2019, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2019, California Municipal Portfolio and New York Municipal Portfolio utilized capital loss carryforwards of $2,223,876 and $1,566,773, respectively, to offset current year net realized gains. Additionally, California Municipal Portfolio had $2,406,179 of capital loss carryforwards expire during the fiscal year.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
California Municipal	$3,183,657	$12,698,506
Diversified Municipal	14,188,370	38,861,616
New York Municipal	3,628,733	14,506,301

128 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 129

NOTES TO FINANCIAL STATEMENTS (continued)

the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing a significant portion of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

130 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Illiquid Investment Risk—Illiquid investment risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 131

NOTES TO FINANCIAL STATEMENTS (continued)

consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect

132 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolios’ shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 133

NOTES TO FINANCIAL STATEMENTS (continued)

bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in

134 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Manager have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cyber security incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 135

NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the six months ended March 31, 2020 and the year ended September 30, 2019, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19

Municipal Class Shares
Shares sold	7,320,052	12,928,290	$105,571,551	$184,194,182

Shares issued to shareholders on reinvestment of dividends	671,922	1,474,302	9,588,366	20,950,998

Shares redeemed	(8,811,055)	(15,486,708)	(126,249,463)	(219,495,303)

Net decrease	(819,081)	(1,084,116)	$(11,089,546)	$(14,350,123)

Class A Shares
Shares sold	1,087,315	2,536,051	$15,324,752	$35,954,332

Shares issued to shareholders on reinvestment of dividends	33,113	62,872	472,361	893,424

Shares converted from Class C	32,594	51,863	473,210	742,550

Shares redeemed	(556,207)	(3,074,899)	(8,006,359)	(43,156,376)

Net increase (decrease)	596,815	(424,113)	$8,263,964	$(5,566,070)

Class C Shares
Shares sold	54,687	112,203	$775,287	$1,593,064

Shares issued to shareholders on reinvestment of dividends	2,709	6,860	38,654	97,377

Shares converted to Class A	(32,600)	(51,890)	(473,210)	(742,550)

Shares redeemed	(79,817)	(161,578)	(1,148,239)	(2,282,112)

Net decrease	(55,021)	(94,405)	$(807,508)	$(1,334,221)

Advisor Class Shares
Shares sold	750,002	2,054,790	$10,790,177	$29,227,283

Shares issued to shareholders on reinvestment of dividends	21,196	29,669	302,367	423,297

Shares redeemed	(440,994)	(974,629)	(6,333,724)	(13,726,991)

Net increase	330,204	1,109,830	$4,758,820	$15,923,589

136 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Diversified Municipal Portfolio
Shares	Amount
Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19

Municipal Class Shares
Shares sold	34,996,284	71,948,197	$508,851,335	$1,029,141,360

Shares issued to shareholders on reinvestment of dividends and distributions	3,045,563	7,042,616	43,863,118	100,873,642

Shares redeemed	(35,432,940)	(126,452,629)	(513,690,178)	(1,808,272,056)

Net increase (decrease)	2,608,907	(47,461,816)	$39,024,275	$(678,257,054)

Class A Shares
Shares sold	4,079,015	5,739,478	$59,173,247	$82,412,218

Shares issued to shareholders on reinvestment of dividends and distributions	109,569	214,484	1,581,362	3,080,580

Shares converted from Class B	396	262	5,757	3,744

Shares converted from Class C	135,869	605,360	1,997,040	8,810,728

Shares redeemed	(4,316,296)	(6,555,115)	(61,812,967)	(93,719,101)

Net increase	8,553	4,469	$944,439	$588,169

Class B Shares
Shares sold	– 0	–	35	$	– 0	–	$501

Shares issued to shareholders on reinvestment of dividends and distributions	0	(a)	6	5	84

Shares converted to Class A	(396)	(262)	(5,757)	(3,744)

Net decrease	(396)	(221)	$(5,752)	$(3,159)

Class C Shares
Shares sold	327,903	298,388	$4,767,421	$4,238,301

Shares issued to shareholders on reinvestment of dividends and distributions	14,063	35,943	202,529	515,643

Shares converted to Class A	(135,948)	(605,477)	(1,997,040)	(8,810,728)

Shares redeemed	(260,505)	(844,675)	(3,756,670)	(12,024,975)

Net decrease	(54,487)	(1,115,821)	$(783,760)	$(16,081,759)

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 137

NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19

Advisor Class Shares
Shares sold	9,735,028	12,216,646	$140,425,535	$175,161,720

Shares issued to shareholders on reinvestment of dividends and distributions	168,461	384,603	2,423,365	5,476,519

Shares redeemed	(5,183,216)	(47,732,927)	(74,553,581)	(671,607,354)

Net increase (decrease)	4,720,273	(35,131,678)	$68,295,319	$(490,969,115)

Class Z Shares
Shares sold	4,272,494	33,710,436	$62,104,393	$476,750,680

Shares issued to shareholders on reinvestment of dividends and distributions	478,927	1,273,094	6,903,338	18,301,351

Shares redeemed	(21,542,714)	(10,685,708)	(312,883,594)	(153,144,887)

Net increase (decrease)	(16,791,293)	24,297,822	$(243,875,863)	$341,907,144

(a)	Amount is less than one share.

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19

Municipal Class Shares
Shares sold	8,600,434	16,043,510	$121,636,246	$223,685,478

Shares issued to shareholders on reinvestment of dividends	989,951	2,129,452	13,879,309	29,694,533

Shares redeemed	(10,897,257)	(22,437,933)	(153,526,310)	(312,291,972)

Net decrease	(1,306,872)	(4,264,971)	$(18,010,755)	$(58,911,961)

138 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19	Six Months Ended 3/31/20 (unaudited)	Year Ended 9/30/19

Class A Shares
Shares sold	1,406,966	1,683,483	$20,011,995	$23,261,061

Shares issued to shareholders on reinvestment of dividends	53,637	113,597	751,508	1,583,798

Shares converted from Class C	127,453	159,137	1,816,680	2,246,607

Shares redeemed	(1,395,119)	(2,367,967)	(19,565,686)	(32,862,898)

Net increase (decrease)	192,937	(411,750)	$3,014,497	$(5,771,432)

Class C Shares
Shares sold	77,346	121,008	$1,100,677	$1,689,386

Shares issued to shareholders on reinvestment of dividends	8,444	21,831	118,476	304,006

Shares converted to Class A	(127,395)	(159,124)	(1,816,680)	(2,246,607)

Shares redeemed	(168,722)	(532,918)	(2,367,679)	(7,365,151)

Net decrease	(210,327)	(549,203)	$(2,965,206)	$(7,618,366)

Advisor Class Shares
Shares sold	1,612,242	2,812,340	$22,875,761	$39,119,963

Shares issued to shareholders on reinvestment of dividends	30,990	47,090	433,313	657,918

Shares redeemed	(1,068,995)	(1,529,801)	(14,809,449)	(21,140,819)

Net increase	574,237	1,329,629	$8,499,625	$18,637,062

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years,

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 139

NOTES TO FINANCIAL STATEMENTS (continued)

beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08, which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

140 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 14.44		$ 13.99	$ 14.33	$ 14.59	$ 14.40		$ 14.49

Income From Investment Operations

Net investment income(a)	.13		.28	.28	.27	.28	(b)	.29

Net realized and unrealized gain (loss) on investment transactions	(.39)		.46	(.34)	(.26)	.19		(.09)

Total from investment operations	(.26)		.74	(.06)	.01	.47		.20

Less: Dividends

Dividends from net investment income	(.13)		(.29)	(.28)	(.27)	(.28)		(.29)

Net asset value, end of period	$ 14.05		$ 14.44	$ 13.99	$ 14.33	$ 14.59		$ 14.40

Total Return

Total investment return based on net asset value(c)	(1.79)%		5.30%	(.33)%	.04%	3.24	%(b)	1.41%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$80,264		$73,875	$77,469	$83,361	$92,258		$92,211

Average net assets (000 omitted)	$78,032		$66,990	$85,754	$85,429	$92,455		$105,062

Ratio to average net assets of:

Expenses	.73	%(d)	.73%	.75%	.76%	.83%		.83	%(e)

Net investment income	1.84	%(d)	1.98%	1.98%	1.90%	1.89	%(b)	2.02	%(e)

Portfolio turnover rate	7%		24%	38%	17%	12%		16%

See footnote summary on page 152.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 141

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 14.44		$ 13.98	$ 14.32	$ 14.59	$ 14.40		$ 14.49

Income From Investment Operations

Net investment income(a)	.08		.18	.17	.17	.17	(b)	.19

Net realized and unrealized gain (loss) on investment transactions	(.39)		.46	(.33)	(.28)	.19		(.09)

Total from investment operations	(.31)		.64	(.16)	(.11)	.36		.10

Less: Dividends

Dividends from net investment income	(.08)		(.18)	(.18)	(.16)	(.17)		(.19)

Net asset value, end of period	$ 14.05		$ 14.44	$ 13.98	$ 14.32	$ 14.59		$ 14.40

Total Return

Total investment return based on net asset value(c)	(2.16)%		4.59%	(1.15)%	(.71)%	2.48	%(b)	.67%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$9,842		$10,910	$11,886	$17,028	$22,273		$21,901

Average net assets (000 omitted)	$10,417		$11,297	$14,022	$20,405	$21,831		$22,305

Ratio to average net assets of:

Expenses	1.48	%(d)	1.49%	1.50%	1.52%	1.58%		1.57	%(e)

Net investment income	1.09	%(d)	1.24%	1.23%	1.16%	1.15	%(b)	1.29	%(e)

Portfolio turnover rate	7%		24%	38%	17%	12%		16%

See footnote summary on page 152.

142 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,			July 25, 2016(f) to September 30, 2016
			2019	2018	2017

Net asset value, beginning of period	$ 14.44		$ 13.99	$ 14.32	$ 14.59	$ 14.65

Income From Investment Operations

Net investment income(a)	.15		.31	.32	.31	.05	(b)

Net realized and unrealized gain (loss) on investment transactions	(.39)		.46	(.33)	(.27)	(.06)

Total from investment operations	(.24)		.77	(.01)	.04	(.01)

Less: Dividends

Dividends from net investment income	(.15)		(.32)	(.32)	(.31)	(.05)

Net asset value, end of period	$ 14.05		$ 14.44	$ 13.99	$ 14.32	$ 14.59

Total Return

Total investment return based on net asset value(c)	(1.67)%		5.56%	(.08)%	.30%	(.04	)%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$42,132		$38,534	$21,792	$12,903	$3,266

Average net assets (000 omitted)	$40,132		$27,392	$17,250	$9,154	$204

Ratio to average net assets of:

Expenses	.48	%(d)	.48%	.50%	.49%	.85	%(d)

Net investment income	2.09	%(d)	2.21%	2.24%	2.17%	1.77	%(b)(d)

Portfolio turnover rate	7%		24%	38%	17%	12%

See footnote summary on page 152.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 143

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 14.58	$ 14.06	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Income From Investment Operations

Net investment income(a)	.15	.31	.27	.25	.25	(b)	.26

Net realized and unrealized gain (loss) on investment transactions	(.33)	.53	(.38)	(.24)	.20	(.06)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(g)	– 0	–	– 0	–

Total from investment operations	(.18)	.84	(.11)	.01	.45	.20

Less: Dividends

Dividends from net investment income	(.15)	(.32)	(.27)	(.25)	(.25)	(.26)

Net asset value, end of period	$ 14.25	$ 14.58	$ 14.06	$ 14.44	$ 14.68	$ 14.48

Total Return

Total investment return based on net asset value(c)	(1.24)%	5.99%	(.73)%	.11%	3.14	%(b)	1.40%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$228,689	$233,833	$225,477	$342,340	$450,882	$479,736

Average net assets (000 omitted)	$248,579	$221,783	$286,472	$378,242	$462,433	$1,459,820

Ratio to average net assets of:

Expenses	.67	%(d)	.66%	.73%	.75%	.79%	.83	%(e)

Net investment income	2.08	%(d)	2.18%	1.92%	1.75%	1.73	%(b)	1.80	%(e)

Portfolio turnover rate	11%	22%	23%	25%	11%	15%

See footnote summary on page 152.

144 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 14.57	$ 14.05	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Income From Investment Operations

Net investment income(a)	.10	.20	.17	.14	.14	(b)	.16

Net realized and unrealized gain (loss) on investment transactions	(.33)	.53	(.39)	(.24)	.20	(.06)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(g)	– 0	–	– 0	–

Total from investment operations	(.23)	.73	(.22)	(.10)	.34	.10

Less: Dividends

Dividends from net investment income	(.10)	(.21)	(.17)	(.14)	(.14)	(.16)

Net asset value, end of period	$ 14.24	$ 14.57	$ 14.05	$ 14.44	$ 14.68	$ 14.48

Total Return

Total investment return based on net asset value(c)	(1.62)%	5.20%	(1.54)%	(.64)%	2.37	%(b)	.66%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$40,425	$42,152	$56,339	$73,746	$108,640	$116,939

Average net assets (000 omitted)	$41,509	$50,386	$64,699	$89,853	$113,511	$125,295

Ratio to average net assets of:

Expenses	1.43	%(d)	1.43%	1.48%	1.50%	1.55%	1.57	%(e)

Net investment income	1.33	%(d)	1.42%	1.17%	1.00%	.98	%(b)	1.07	%(e)

Portfolio turnover rate	11%	22%	23%	25%	11%	15%

See footnote summary on page 152.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 145

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,					June 26, 2015(f) to September 30,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 14.55		$ 14.04	$ 14.42	$ 14.66	$ 14.47		$ 14.35

Income From Investment Operations

Net investment income(a)	.17		.34	.31	.29	.29	(b)	.08

Net realized and unrealized gain (loss) on investment transactions	(.32)		.52	(.38)	(.24)	.19		.13	(h)

Total from investment operations	(.15)		.86	(.07)	.05	.48		.21

Less: Dividends

Dividends from net investment income	(.17)		(.35)	(.31)	(.29)	(.29)		(.09)

Net asset value, end of period	$ 14.23		$ 14.55	$ 14.04	$ 14.42	$ 14.66		$ 14.47

Total Return

Total investment return based on net asset value(c)	(1.05)%		6.20%	(.48)%	.36%	3.36	%(b)	1.40%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$339,250		$278,371	$761,637	$1,163,196	$1,127,335		$1,071,776

Average net assets (000 omitted)	$303,953		$306,629	$1,161,023	$1,112,997	$1,108,033		$380,380

Ratio to average net assets of:

Expenses	.42	%(d)	.43%	.48%	.50%	.56%		.47	%(d)(e)

Net investment income	2.33	%(d)	2.40%	2.17%	2.01%	1.96	%(b)	2.19	%(d)(e)

Portfolio turnover rate	11%		22%	23%	25%	11%		15%
See footnote summary on page 152.

146 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	Diversified Municipal Portfolio
	Class Z
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30, 2019	July 2, 2018(f) to September 30, 2018

Net asset value, beginning of period	$ 14.58		$ 14.06	$ 14.15

Income From Investment Operations

Net investment income(a)	.17		.35	.08

Net realized and unrealized gain (loss) on investment transactions	(.33)		.53	(.10)

Total from investment operations	(.16)		.88	(.02)

Less: Dividends

Dividends from net investment income	(.17)		(.36)	(.07)

Net asset value, end of period	$ 14.25		$ 14.58	$ 14.06

Total Return

Total investment return based on net asset value(c)	(1.09)%		6.29%	(.06)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$585,933		$844,127	$472,528

Average net assets (000 omitted)	$647,946		$776,520	$258,733

Ratio to average net assets of:

Expenses	.38	%(d)	.38%	.40	%(d)(e)

Net investment income	2.37	%(d)	2.47%	2.49	%(d)(e)

Portfolio turnover rate	11%		22%	23%

See footnote summary on page 152.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 147

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 14.17		$ 13.68	$ 14.07	$ 14.33	$ 14.10		$ 14.16

Income From Investment Operations

Net investment income(a)	.14		.29	.28	.27	.29	(b)	.31

Net realized and unrealized gain (loss) on investment transactions	(.41)		.49	(.39)	(.26)	.23		(.06)

Total from investment operations	(.27)		.78	(.11)	.01	.52		.25

Less: Dividends

Dividends from net investment income	(.14)		(.29)	(.28)	(.27)	(.29)		(.31)

Net asset value, end of period	$ 13.76		$ 14.17	$ 13.68	$ 14.07	$ 14.33		$ 14.10

Total Return

Total investment return based on net asset value(c)	(1.92)%		5.74%	(.77)%	.08%	3.68	%(b)	1.80%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$118,873		$119,718	$121,201	$141,325	$181,488		$187,256

Average net assets (000 omitted)	$121,816		$121,023	$130,420	$155,464	$182,379		$201,391

Ratio to average net assets of:

Expenses	.73	%(d)	.74%	.73%	.76%	.82%		.82	%(e)

Net investment income	2.01	%(d)	2.06%	2.03%	1.92%	2.03	%(b)	2.21	%(e)

Portfolio turnover rate	9%		18%	23%	23%	17%		17%

See footnote summary on page 152.

148 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 14.17		$ 13.68	$ 14.07	$ 14.33	$ 14.10		$ 14.17

Income From Investment Operations

Net investment income(a)	.09		.18	.18	.16	.18	(b)	.21

Net realized and unrealized gain (loss) on investment transactions	(.42)		.49	(.39)	(.26)	.23		(.07)

Total from investment operations	(.33)		.67	(.21)	(.10)	.41		.14

Less: Dividends

Dividends from net investment income	(.08)		(.18)	(.18)	(.16)	(.18)		(.21)

Net asset value, end of period	$ 13.76		$ 14.17	$ 13.68	$ 14.07	$ 14.33		$ 14.10

Total Return

Total investment return based on net asset value(c)	(2.30)%		4.95%	(1.50)%	(.67)%	2.91	%(b)	.99%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$23,457		$27,143	$33,716	$42,821	$56,849		$58,462

Average net assets (000 omitted)	$25,821		$29,799	$38,176	$49,277	$57,855		$63,403

Ratio to average net assets of:

Expenses	1.48	%(d)	1.49%	1.48%	1.51%	1.57%		1.55	%(e)

Net investment income	1.26	%(d)	1.31%	1.28%	1.17%	1.28	%(b)	1.48	%(e)

Portfolio turnover rate	9%		18%	23%	23%	17%		17%

See footnote summary on page 152.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 149

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2020 (unaudited)		Year Ended September 30,			July 25, 2016(f) to September 30,
			2019	2018	2017	2016

Net asset value, beginning of period	$ 14.17		$ 13.68	$ 14.07	$ 14.33	$ 14.37

Income From Investment Operations

Net investment income(a)	.16		.32	.32	.30	.06	(b)

Net realized and unrealized gain (loss) on investment transactions	(.42)		.49	(.39)	(.26)	(.04)

Total from investment operations	(.26)		.81	(.07)	.04	.02

Less: Dividends

Dividends from net investment income	(.16)		(.32)	(.32)	(.30)	(.06)

Net asset value, end of period	$ 13.75		$ 14.17	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(c)	(1.87)%		6.00%	(.51)%	.35%	.12	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$63,400		$57,173	$37,003	$26,267	$3,226

Average net assets (000 omitted)	$63,080		$45,530	$32,710	$15,836	$205

Ratio to average net assets of:

Expenses	.48	%(d)	.49%	.48%	.50%	.67	%(d)

Net investment income	2.26	%(d)	2.30%	2.28%	2.18%	2.38	%(b)(d)

Portfolio turnover rate	9%		18%	23%	23%	17%

See footnote summary on page 152.

150 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	$.001	.004%	.004%
New York Municipal	$.001	.01%	.01%

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Amount is less than $.005.

(h)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See Notes to Financial Statements.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 151

BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr**, President R. Jay Gerken(1) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

R.B. (“Guy”) Davidson III, Senior Vice President(3),#

Terrance T. Hults, Senior Vice President(3)

Matthew J. Norton, Senior Vice President(3)

Andrew D. Potter, Vice President(3)

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C and Advisor Class shares only.

**	Ms. Kirr became President of the Funds on April 1, 2020.

#	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

152 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios’ will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 153

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior

154 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 155

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of

156 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 157

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

158 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 159

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

160 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 161

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

162 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 163

NOTES

164 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 165

NOTES

166 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 167

NOTES

168 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0152-0320

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2020

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2020

On the following pages, you will find the 2020 semi-annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2020, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities fell 14% during the six-month period ended March 31, 2020, as the novel coronavirus quickly evolved into a worldwide pandemic. Earlier in the period, overhang from the US-China trade dispute caused volatility, but the phase-one trade deal in conjunction with strong corporate earnings and the belief that the fallout from the coronavirus would be short-lived sparked a rally that sent global equity markets to all-time highs in mid-February.

What happened in 2019 quickly became old news once the severity of COVID-19 and the economic consequences of related shutdowns took the market’s attention, with equity markets declining 30% in record speed. In addition, investor panic led to an extraordinary flight to quality in fixed income, as credit spreads on risk assets quickly widened to levels not seen since the global financial crisis and liquidity was sharply curtailed. The market rout was met by monetary and fiscal policy action that was swift, large in scope, and broad. The US Federal Reserve lowered interest rates 150 basis points to zero while most other major central banks followed suit, and a $2.2 trillion stimulus package was announced in the US. Both fiscal and monetary actions were unprecedented in their scope, and the speed of the government response was remarkable.

In March, market pricing was directly linked to the COVID-19 economic response, and the period ahead will be no different. We expect the next six months to experience continued labor market weakness resulting in poor consumer spending trends and a fall in GDP before growth picks up in the back half. That forecast, though, is predicated on the reopening of the global economy and returning to a more business-as-usual environment. This depends on the ability to detect and treat COVID-19, and visibility on a vaccine. Without these elements, a fully functioning economy is unlikely. The “new normal” could look very different for quite some time.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

1	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and

(Portfolio Manager Commentary continued on next page)

2020 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard and Poor’s® (“S&P”) 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays 1-10 Year US TIPS Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg Barclays 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 44% Russell 3000, 29.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg Barclays US Aggregate Bond, 10% Bloomberg Barclays Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 44.2% Russell 3000, 29.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg Barclays US Aggregate Bond. The Composite Benchmark for Overlay B is 15.9% Russell 3000, 10.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg Barclays US Aggregate Bond, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 17.9% Russell 3000, 12.1% MSCI ACWI ex USA IMI (net), 42% Bloomberg Barclays 1-10 Year Municipal Bond, 28% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 19.3% Russell 3000, 10.7% MSCI ACWI ex USA IMI (net), 28% Bloomberg Barclays 1-10 Year US TIPS, 42% Bloomberg Barclays 1-10 Year Municipal Bond.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg Commodity, the Bloomberg Barclays US Aggregate Bond, Bloomberg Barclays 1-10 Year US TIPS, Bloomberg Barclays 1-10 Year Municipal Bond and Bloomberg Barclays Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

(Disclosures and Risks continued on next page)

2020 Semi-Annual Report	3

Disclosures and Risks (continued)

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful

(Disclosures and Risks continued on next page)

2020 Semi-Annual Report	5

Disclosures and Risks (continued)

government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

(Disclosures and Risks continued on next page)

2020 Semi-Annual Report	7

Disclosures and Risks (continued)

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios:

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2020 Semi-Annual Report	9

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1[2]	-14.28%	-12.05%	-0.61%	3.41%	4.00%
Return after taxes on Distributions[3]	-14.58%	-12.36%	-1.13%	2.66%	3.26%
Return after taxes on Distributions and sale of shares[3]	-8.22%	-6.89%	-0.44%	2.61%	3.10%
Overlay A Portfolio Class 2[2]	-14.23%	-11.94%	-0.41%	3.61%	4.21%
Return after taxes on Distributions[3]	-14.58%	-12.29%	-0.98%	2.82%	3.42%
Return after taxes on Distributions and sale of shares[3]	-8.15%	-6.79%	-0.29%	2.77%	3.26%
Composite Benchmark	-13.10%	-10.35%	2.73%	5.59%	6.40%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	11.51%

Tax-Aware Overlay A Portfolio Class 1[2]	-13.74%	-11.36%	-0.61%	3.22%	3.90%
Return after taxes on Distributions[3]	-14.02%	-11.65%	-1.14%	2.70%	3.39%
Return after taxes on Distributions and sale of shares[3]	-7.91%	-6.49%	-0.47%	2.54%	3.10%
Tax-Aware Overlay A Portfolio Class 2[2]	-13.62%	-11.17%	-0.42%	3.42%	4.11%
Return after taxes on Distributions[3]	-13.93%	-11.50%	-1.01%	2.85%	3.55%
Return after taxes on Distributions and sale of shares[3]	-7.80%	-6.34%	-0.33%	2.70%	3.27%
Composite Benchmark	-12.74%	-9.82%	2.84%	5.79%	6.60%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	11.51%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.48% and 1.28% for Overlay A, and 1.47% and 1.27% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for the six- and 12-month periods ended March 31, 2020, for Overlay A Portfolio, by 0.02% and 0.02%, respectively; for Tax-Aware Overlay A Portfolio, by 0.02% and 0.02%, respectively.

3	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	-8.34%	-5.22%	0.74%	3.11%	3.33%
Return after taxes on Distributions[2]	-9.51%	-6.43%	-0.26%	1.82%	2.06%
Return after taxes on Distributions and sale of shares[2]	-4.81%	-2.96%	0.21%	1.97%	2.16%
Overlay B Portfolio Class 2	-8.31%	-5.11%	0.89%	3.26%	3.48%
Return after taxes on Distributions[2]	-9.52%	-6.36%	-0.16%	1.92%	2.15%
Return after taxes on Distributions and sale of shares[2]	-4.78%	-2.88%	0.31%	2.07%	2.25%
Composite Benchmark	-4.13%	-0.48%	2.81%	4.00%	4.26%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	0.95%	6.59%	3.49%	4.06%	4.06%

Tax-Aware Overlay B Portfolio Class 1	-6.84%	-5.04%	0.78%	2.88%	3.11%
Return after taxes on Distributions[2]	-6.98%	-5.18%	0.33%	2.24%	2.48%
Return after taxes on Distributions and sale of shares[2]	-3.59%	-2.52%	0.74%	2.29%	2.47%
Tax-Aware Overlay B Portfolio Class 2	-6.72%	-4.84%	0.94%	3.03%	3.26%
Return after taxes on Distributions[2]	-6.87%	-4.99%	0.48%	2.39%	2.63%
Return after taxes on Distributions and sale of shares[2]	-3.49%	-2.36%	0.89%	2.43%	2.61%
Composite Benchmark	-4.04%	-1.05%	2.75%	4.25%	4.50%
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70%	2.86%	2.15%	2.66%	2.58%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Overlay B and 0.87% and 0.72% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–9.

(Historical Performance continued on next page)

2020 Semi-Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	-6.89%	-5.10%	0.70%	2.79%	3.02%
Return after taxes on Distributions[2]	-7.03%	-5.24%	0.24%	2.15%	2.38%
Return after taxes on Distributions and sale of shares[2]	-3.65%	-2.58%	0.65%	2.18%	2.37%
Tax-Aware Overlay C Portfolio Class 2	-6.87%	-4.99%	0.82%	2.94%	3.17%
Return after taxes on Distributions[2]	-7.02%	-5.15%	0.35%	2.28%	2.52%
Return after taxes on Distributions and sale of shares[2]	-3.60%	-2.48%	0.76%	2.31%	2.50%
Composite Benchmark	-3.98%	-0.94%	2.84%	4.36%	4.60%
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70%	2.86%	2.15%	2.66%	2.58%

Tax-Aware Overlay N Portfolio Class 1	-7.84%	-6.06%	0.52%	2.66%	2.92%
Return after taxes on Distributions[2]	-7.99%	-6.20%	0.04%	1.99%	2.25%
Return after taxes on Distributions and sale of shares[2]	-4.16%	-3.10%	0.52%	2.08%	2.29%
Tax-Aware Overlay N Portfolio Class 2	-7.69%	-5.90%	0.67%	2.82%	3.07%
Return after taxes on Distributions[2]	-7.85%	-6.06%	0.18%	2.14%	2.40%
Return after taxes on Distributions and sale of shares[2]	-4.02%	-2.95%	0.66%	2.23%	2.43%
Composite Benchmark	-3.98%	-0.94%	2.84%	4.36%	4.60%
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.70%	2.86%	2.15%	2.66%	2.58%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Tax-Aware Overlay C and 0.92% and 0.77% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–9.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the 10-year period ended March 31, 2020.

See Disclosures, Risks and Note about Historical Performance on pages 3–9.

2020 Semi-Annual Report	13

Expense Example—March 31, 2020 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2019	ENDING ACCOUNT VALUE MARCH 31, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$857.20	$3.76	0.81%	$5.34	1.15%
Hypothetical**	$1,000	$1,020.95	$4.09	0.81%	$5.81	1.15%
Class 2
Actual	$1,000	$857.70	$2.83	0.61%	$4.41	0.95%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%	$4.80	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$862.60	$3.77	0.81%	$5.31	1.14%
Hypothetical**	$1,000	$1,020.95	$4.09	0.81%	$5.76	1.14%
Class 2
Actual	$1,000	$863.80	$2.84	0.61%	$4.38	0.94%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%	$4.75	0.94%

Overlay B
Class 1
Actual	$1,000	$916.60	$4.02	0.84%	$4.17	0.87%
Hypothetical**	$1,000	$1,020.80	$4.24	0.84%	$4.39	0.87%
Class 2
Actual	$1,000	$916.90	$3.31	0.69%	$3.45	0.72%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%	$3.64	0.72%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$931.60	$4.01	0.83%	$4.15	0.86%
Hypothetical**	$1,000	$1,020.85	$4.19	0.83%	$4.34	0.86%
Class 2
Actual	$1,000	$932.80	$3.29	0.68%	$3.43	0.71%
Hypothetical**	$1,000	$1,021.60	$3.44	0.68%	$3.59	0.71%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$931.10	$4.20	0.87%	$4.30	0.89%
Hypothetical**	$1,000	$1,020.65	$4.39	0.87%	$4.50	0.89%
Class 2
Actual	$1,000	$931.30	$3.48	0.72%	$3.57	0.74%
Hypothetical**	$1,000	$1,021.40	$3.64	0.72%	$3.74	0.74%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$921.60	$4.28	0.89%	$4.37	0.91%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%	$4.60	0.91%
Class 2
Actual	$1,000	$923.10	$3.56	0.74%	$3.65	0.76%
Hypothetical**	$1,000	$1,021.30	$3.74	0.74%	$3.84	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2020 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	4.9%	5.2%
Developed International	(2.6)%	(2.6)%
Emerging Markets	7.8%	7.9%

Real Assets	6.5%	6.1%

Global Bond
US	24.7%	41.0%
Developed International	13.3%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	1.0%	3.0%
Developed International	(1.0)%	0.1%
Emerging Markets	3.1%	3.4%

Global Credit
Investment Grade	11.3%	0.0%

Real Assets	2.9%	0.0%

Global Bond
US	69.6%	132.7%
Developed International	39.2%	0.0%

Linkers	24.5%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	3.0%	3.0%
Developed International	0.1%	0.0%
Emerging Markets	3.4%	3.4%

Global Credit
High Yield	0.0%	3.3%

Global Bond
US	131.2%	55.7%

1	All data are as of March 31, 2020. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

2020 Semi-Annual Report	15

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–58.2%

Information Technology–16.0%
Communications Equipment–1.0%
Ciena Corp.(a)	12,475	$496,630
Cisco Systems, Inc.	293,821	11,550,104
F5 Networks, Inc.(a)	24,934	2,658,712
NetScout Systems, Inc.(a)	16,430	388,898

		15,094,344

Electronic Equipment, Instruments & Components–0.4%
Avnet, Inc.	4,769	119,702
Belden, Inc.	9,473	341,786
CDW Corp./DE	51,104	4,766,470
IPG Photonics Corp.(a)	2,860	315,401
Littelfuse, Inc.	3,310	441,620
Novanta, Inc.(a)	7,040	562,355
TTM Technologies, Inc.(a)	25,758	266,338
Vishay Intertechnology, Inc.	15,234	219,522

		7,033,194

IT Services–3.1%
Amdocs Ltd.	6,919	380,337
Automatic Data Processing, Inc.	53,754	7,347,097
Fidelity National Information Services, Inc.	62,607	7,615,516
Genpact Ltd.	106,886	3,121,071
Jack Henry & Associates, Inc.	4,892	759,434
PayPal Holdings, Inc.(a)	81,658	7,817,937
Visa, Inc.–Class A	144,558	23,291,185

		50,332,577

Semiconductors & Semiconductor Equipment–3.0%
Broadcom, Inc.	23,745	5,629,940
Cree, Inc.(a)	5,190	184,037
Cypress Semiconductor Corp.	15,450	360,294
Entegris, Inc.	11,994	536,971
Inphi Corp.(a)	6,320	500,354
Intel Corp.	125,604	6,797,689
KLA Corp.	51,134	7,350,001
Kulicke & Soffa Industries, Inc.	19,136	399,368
Lattice Semiconductor Corp.(a)	30,882	550,317
MaxLinear, Inc.–Class A(a)	22,402	261,431
MKS Instruments, Inc.	2,810	228,875
NVIDIA Corp.	19,136	5,044,250
NXP Semiconductors NV	38,280	3,174,560
Texas Instruments, Inc.	110,007	10,993,000
Universal Display Corp.	2,882	379,790
Xilinx, Inc.	72,624	5,660,315

		48,051,192

Software–6.4%
Adobe, Inc.(a)	16,268	5,177,128
Company	Shares	U.S. $ Value
Anaplan, Inc.(a)	14,522	$439,436
ANSYS, Inc.(a)	2,007	466,567
Aspen Technology, Inc.(a)	6,467	614,818
Avalara, Inc.(a)	7,742	577,553
Cerence, Inc.(a)	4,175	64,295
Check Point Software Technologies Ltd.(a)	43,290	4,352,377
Citrix Systems, Inc.	47,902	6,780,528
CommVault Systems, Inc.(a)	12,569	508,793
Coupa Software, Inc.(a)	4,310	602,236
Datadog, Inc.–Class A(a)	8,050	289,639
Fair Isaac Corp.(a)	2,140	658,457
HubSpot, Inc.(a)	4,005	533,426
Manhattan Associates, Inc.(a)	11,011	548,568
Microsoft Corp.(b)	408,419	64,411,760
Nuance Communications, Inc.(a)	28,602	479,942
Oracle Corp.(b)	193,205	9,337,598
RingCentral, Inc.–Class A(a)	3,490	739,566
Slack Technologies, Inc.–Class A(a)	8,840	237,266
Smartsheet, Inc.–Class A(a)	13,805	573,045
Splunk, Inc.(a)	3,558	449,126
Trade Desk, Inc. (The)–Class A(a)	1,944	375,192
Verint Systems, Inc.(a)	8,582	369,026
VMware, Inc.–Class A(a)	40,500	4,904,550
Zoom Video Communications, Inc.–Class A(a)	1,446	211,289

		103,702,181

Technology Hardware, Storage & Peripherals–2.1%
Apple, Inc.(b)	131,730	33,497,621
NCR Corp.(a)	16,481	291,714

		33,789,335

		258,002,823

Health Care–9.6%
Biotechnology–1.4%
Allogene Therapeutics, Inc.(a)	8,302	161,391
Arena Pharmaceuticals, Inc.(a)	4,750	199,500
Ascendis Pharma A/S (Sponsored ADR)(a)	2,315	260,692
BeiGene Ltd. (Sponsored ADR)(a)	1,334	164,229
Biohaven Pharmaceutical Holding Co., Ltd.(a)	6,228	211,939
Blueprint Medicines Corp.(a)	4,053	237,019
Coherus Biosciences, Inc.(a)	13,470	218,483
Deciphera Pharmaceuticals, Inc.(a)	5,376	221,330
Gossamer Bio, Inc.(a)	8,037	81,575
Madrigal Pharmaceuticals, Inc.(a)	1,670	111,489
Neurocrine Biosciences, Inc.(a)	5,840	505,452
NextCure, Inc.(a)	5,381	199,474
PTC Therapeutics, Inc.(a)	6,270	279,705
Regeneron Pharmaceuticals, Inc.(a)	18,573	9,069,010
Sarepta Therapeutics, Inc.(a)	3,890	380,520
Ultragenyx Pharmaceutical, Inc.(a)	5,413	240,500
Vertex Pharmaceuticals, Inc.(a)	45,612	10,853,375

		23,395,683

Health Care Equipment & Supplies–1.7%
Align Technology, Inc.(a)	17,871	3,108,661
Edwards Lifesciences Corp.(a)	41,053	7,743,417

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Insulet Corp.(a)	4,465	$739,761
iRhythm Technologies, Inc.(a)	7,455	606,464
Medtronic PLC	156,461	14,109,653
Penumbra, Inc.(a)	3,836	618,862

		26,926,818

Health Care Providers & Services–2.2%
Amedisys, Inc.(a)	3,360	616,694
Anthem, Inc.(b)	42,899	9,739,789
Guardant Health, Inc.(a)	8,869	617,283
HealthEquity, Inc.(a)	7,970	403,202
Molina Healthcare, Inc.(a)	2,835	396,078
UnitedHealth Group, Inc.(b)	95,302	23,766,413

		35,539,459

Health Care Technology–0.1%
Teladoc Health, Inc.(a)	5,650	875,807

Life Sciences Tools & Services–0.1%
10X Genomics, Inc.(a)	8,410	524,111
ICON PLC(a)	6,769	920,584
Repligen Corp.(a)	3,530	340,786

		1,785,481

Pharmaceuticals–4.1%
Johnson & Johnson	108,208	14,189,315
Merck & Co., Inc.	68,428	5,264,850
Novo Nordisk A/S (Sponsored ADR)	87,502	5,267,620
Perrigo Co. PLC	2,390	114,935
Pfizer, Inc.	437,590	14,282,938
Revance Therapeutics, Inc.(a)	9,366	138,617
Roche Holding AG (Sponsored ADR)	405,584	16,454,543
Zoetis, Inc.	93,830	11,042,853

		66,755,671

		155,278,919

Communication Services–6.9%
Diversified Telecommunication Services–1.9%
Comcast Corp.–Class A(b)	511,428	17,582,895
Verizon Communications, Inc.(b)	235,033	12,628,323

		30,211,218

Entertainment–0.5%
Electronic Arts, Inc.(a)	84,102	8,424,497

Interactive Media & Services–4.5%
Alphabet, Inc.–Class C(a)(b)	36,537	42,485,589
Facebook, Inc.–Class A(a)(b)	176,217	29,392,995

		71,878,584

Media–0.0%
Criteo SA (Sponsored ADR)(a)	17,346	137,901

		110,652,200

Financials–6.7%
Banks–3.6%
Associated Banc-Corp.	27,550	352,365
Bank of America Corp.	715,540	15,190,914
Citigroup, Inc.	219,843	9,259,787
Comerica, Inc.	7,100	208,314
JPMorgan Chase & Co.	152,706	13,748,121
PNC Financial Services Group, Inc. (The)	66,266	6,342,982
Sterling Bancorp./DE	19,014	198,696
SVB Financial Group(a)	1,087	164,224
Synovus Financial Corp.	15,274	268,211
Texas Capital Bancshares, Inc.(a)	7,185	159,292
Umpqua Holdings Corp.	31,038	338,314
Webster Financial Corp.	11,342	259,732
Wells Fargo & Co.(b)	387,573	11,123,345
Zions Bancorp NA	13,121	351,118

		57,965,415

Capital Markets–0.7%
Ares Management Corp.–Class A	15,523	480,126
Goldman Sachs Group, Inc. (The)	64,704	10,002,591
PJT Partners, Inc.	6,252	271,274
Stifel Financial Corp.	4,981	205,616
Tradeweb Markets, Inc.–Class A	9,221	387,651

		11,347,258

Consumer Finance–0.0%
OneMain Holdings, Inc.	5,997	114,663

Diversified Financial Services–0.9%
Berkshire Hathaway, Inc.–Class B(a)	80,087	14,642,306

Insurance–1.5%
American Financial Group, Inc./OH	5,072	355,446
eHealth, Inc.(a)	3,187	448,793
Everest Re Group Ltd.	1,980	380,992
First American Financial Corp.	7,846	332,749
Goosehead Insurance, Inc.–Class A(a)	5,990	267,334
Hanover Insurance Group, Inc. (The)	2,550	230,979
Kemper Corp.	6,942	516,276
Progressive Corp. (The)	214,486	15,837,646
Reinsurance Group of America, Inc.–Class A	58,178	4,895,097
Selective Insurance Group, Inc.	4,534	225,340

		23,490,652

Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	18,940	354,178
Essent Group Ltd.	10,107	266,218

		620,396

		108,180,690

Consumer Discretionary–6.4%
Auto Components–0.5%
Cooper-Standard Holdings, Inc.(a)	2,185	22,440
Dana, Inc.	24,642	192,454
Lear Corp.	3,566	289,738

2020 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Magna International, Inc.–Class A (United States)	204,611	$6,531,183

		7,035,815

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	5,709	582,318
Chegg, Inc.(a)	17,007	608,510
Houghton Mifflin Harcourt Co.(a)	31,112	58,491
Strategic Education, Inc.	4,560	637,306

		1,886,625

Hotels, Restaurants & Leisure–0.1%
Chipotle Mexican Grill, Inc.–Class A(a)	623	407,691
Papa John’s International, Inc.	8,730	465,920
Planet Fitness, Inc.(a)	13,204	643,035

		1,516,646

Household Durables–0.1%
Lennar Corp.–Class A	8,587	328,023
NVR, Inc.(a)	155	398,212
Taylor Morrison Home Corp.–Class A(a)	22,013	242,143
Tempur Sealy International, Inc.(a)	8,473	370,355

		1,338,733

Internet & Direct Marketing Retail–1.6%
Amazon.com, Inc.(a)	10,365	20,208,848
Booking Holdings, Inc.(a)	4,308	5,795,638

		26,004,486

Leisure Products–0.0%
Brunswick Corp./DE	8,746	309,346
Callaway Golf Co.	21,721	221,989

		531,335

Multiline Retail–0.4%
Dollar General Corp.	41,751	6,304,818

Specialty Retail–2.9%
AutoZone, Inc.(a)	12,764	10,798,344
Burlington Stores, Inc.(a)	4,260	675,039
Dynatrace, Inc.(a)	18,601	443,448
Five Below, Inc.(a)	6,878	484,074
Floor & Decor Holdings, Inc.–Class A(a)	8,340	267,631
Foot Locker, Inc.	10,596	233,642
Home Depot, Inc. (The)	87,076	16,257,960
National Vision Holdings, Inc.(a)	24,803	481,674
Ross Stores, Inc.	72,490	6,304,455
Signet Jewelers Ltd.	9,224	59,495
TJX Cos., Inc. (The)	222,107	10,618,936
Williams-Sonoma, Inc.	8,635	367,160

		46,991,858

Textiles, Apparel & Luxury Goods–0.7%
Capri Holdings Ltd.(a)	8,556	92,319
NIKE, Inc.–Class B	135,670	11,225,336
Skechers U.S.A., Inc.–Class A(a)	7,970	189,208

		11,506,863

		103,117,179

Consumer Staples–3.5%
Beverages–0.9%
PepsiCo, Inc.	119,410	14,341,141
Primo Water Corp.	36,151	327,528

		14,668,669

Food & Staples Retailing–1.6%
Casey’s General Stores, Inc.	3,600	476,964
Costco Wholesale Corp.	17,243	4,916,497
Grocery Outlet Holding Corp.(a)	19,216	659,877
US Foods Holding Corp.(a)	158,358	2,804,520
Walmart, Inc.(b)	138,677	15,756,481

		24,614,339

Food Products–0.1%
Freshpet, Inc.(a)	7,455	476,151
Hain Celestial Group, Inc. (The)(a)	19,657	510,492
Nomad Foods Ltd.(a)	28,644	531,633

		1,518,276

Household Products–0.9%
Procter & Gamble Co. (The)(b)	134,734	14,820,740

		55,622,024

Industrials–3.4%
Aerospace & Defense–1.0%
AAR Corp.	10,563	187,599
Axon Enterprise, Inc.(a)	8,906	630,278
L3Harris Technologies, Inc.(a)	45,037	8,112,064
Raytheon Co.	54,200	7,108,330

		16,038,271

Air Freight & Logistics–0.0%
Hub Group, Inc.–Class A(a)	6,267	284,961

Airlines–0.4%
Alaska Air Group, Inc.	8,894	253,212
Delta Air Lines, Inc.	193,515	5,520,983
SkyWest, Inc.	8,953	234,479

		6,008,674

Building Products–0.1%
Armstrong World Industries, Inc.	6,810	540,850
Masonite International Corp.(a)	7,392	350,751
Trex Co., Inc.(a)	6,622	530,687

		1,422,288

Commercial Services & Supplies–0.0%
Copart, Inc.(a)	6,070	415,916

Construction & Engineering–0.1%
Jacobs Engineering Group, Inc.	6,230	493,852
Quanta Services, Inc.	12,092	383,679
Tutor Perini Corp.(a)	20,109	135,133

		1,012,664

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Electrical Equipment–0.6%
AMETEK, Inc.	6,556	$472,163
Eaton Corp. PLC	99,541	7,733,340
EnerSys	6,723	332,923
Regal Beloit Corp.	4,614	290,452

		8,828,878

Industrial Conglomerates–0.7%
Carlisle Cos., Inc.	4,344	544,216
Honeywell International, Inc.	82,830	11,081,826

		11,626,042

Machinery–0.1%
IDEX Corp.	4,158	574,261
Ingersoll Rand, Inc.(a)	18,810	466,488
Kennametal, Inc.	14,236	265,074
Nordson Corp.	5,180	699,663
Oshkosh Corp.	1,281	82,407
Terex Corp.	6,235	89,535

		2,177,428

Professional Services–0.0%
CoStar Group, Inc.(a)	645	378,750

Road & Rail–0.3%
Kansas City Southern	4,070	517,622
Knight-Swift Transportation Holdings, Inc.	26,496	869,069
Norfolk Southern Corp.	26,790	3,911,340

		5,298,031

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	22,169	94,440
SiteOne Landscape Supply, Inc.(a)	6,610	486,628
United Rentals, Inc.(a)	2,510	258,279

		839,347

		54,331,250

Real Estate–2.7%
Equity Real Estate Investment Trusts (REITs)–2.3%
American Campus Communities, Inc.	133,551	3,706,040
Americold Realty Trust	182,566	6,214,547
Camden Property Trust	5,418	429,322
Cousins Properties, Inc.	12,740	372,900
CubeSmart	338,558	9,069,969
Easterly Government Properties, Inc.	16,539	407,521
Empire State Realty Trust, Inc.–Class A	19,752	176,978
MGM Growth Properties LLC–Class A	16,970	401,680
Mid-America Apartment Communities, Inc.	117,383	12,093,970
Park Hotels & Resorts, Inc.	16,508	130,578
Prologis, Inc.	37,605	3,022,314
STAG Industrial, Inc.	19,250	433,510
Sun Communities, Inc.	3,348	417,998

		36,877,327

Health Care REITs–0.0%
Physicians Realty Trust	20,160	281,030

Real Estate Management & Development–0.4%
CBRE Group, Inc.–Class A(a)	176,904	6,671,050

		43,829,407

Utilities–1.4%
Electric Utilities–1.4%
Alliant Energy Corp.	10,841	523,512
American Electric Power Co., Inc.	166,278	13,298,914
NextEra Energy, Inc.	32,905	7,917,601
PNM Resources, Inc.	7,195	273,410

		22,013,437

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	3,220	223,983

Multi-Utilities–0.0%
Black Hills Corp.	4,865	311,506
CMS Energy Corp.	1,630	95,763

		407,269

		22,644,689

Energy–1.2%
Energy Equipment & Services–0.0%
Dril-Quip, Inc.(a)	8,089	246,714
Oil States International, Inc.(a)	18,070	36,682
Patterson-UTI Energy, Inc.	25,855	60,759
RPC, Inc.	16,346	33,673

		377,828

Oil, Gas & Consumable Fuels–1.2%
Chevron Corp.	112,030	8,117,694
Cimarex Energy Co.	2,957	49,766
EOG Resources, Inc.	150,328	5,399,782
HollyFrontier Corp.	9,935	243,507
QEP Resources, Inc.	11,596	3,879
Royal Dutch Shell PLC (Sponsored ADR)	180,729	5,902,609

		19,717,237

		20,095,065

Materials–0.4%
Chemicals–0.3%
FMC Corp.	6,620	540,788
Orion Engineered Carbons SA	19,125	142,673
Trinseo SA	8,090	146,510
Westlake Chemical Corp.	112,750	4,303,667

		5,133,638

Containers & Packaging–0.1%
Graphic Packaging Holding Co.	19,753	240,987
Sealed Air Corp.	13,948	344,655

		585,642

2020 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Metals & Mining–0.0%
Carpenter Technology Corp.	9,791	$190,924

		5,910,204

Total Common Stocks (cost $817,259,470)		937,664,450

INVESTMENT COMPANIES–39.0%
Funds and Investment Trusts–39.0%(c)(d)
AB All Market Real Return Portfolio–Class Z	16,231,132	105,177,737
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	8,681,632	68,498,074
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	26,600,111	252,169,054
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	4,104,347	32,547,470
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	1,507,406	32,122,816
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z	10,880,045	138,720,579

Total Investment Companies (cost $761,827,755)		629,235,730

SHORT-TERM INVESTMENTS–4.1%
Investment Companies–3.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(c)(d)(e) (cost $61,430,722)	61,430,722	$61,430,722

	Principal Amount (000)
U.S. Treasury Bills–0.3%
U.S. Treasury Bill Zero Coupon, 09/24/2020(f) (cost $3,998,925)	$4,000	3,997,947

Total Short-Term Investments (cost $65,429,647)		65,428,669

Total Investments—101.3% (cost $1,644,516,872)		1,632,328,849

Other assets less liabilities—(1.3)%		(20,634,851)

Net Assets—100.0%		$1,611,693,998

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Canadian Bond Futures	220	June 2020	$23,002,061	$206,999

10 Yr Japan Bond (OSE) Futures	108	June 2020	153,243,990	(1,259,593)

Euro Buxl 30 Yr Bond Futures	48	June 2020	11,111,932	(177,575)

Euro-BOBL Futures	125	June 2020	18,640,379	14,004

Euro-Bund Futures	104	June 2020	19,787,162	24,868

Long Gilt Futures	35	June 2020	5,920,657	202,473

MSCI Singapore IX ETS Futures	2,373	April 2020	46,980,842	(582,538)

U.S. T-Note 2 Yr (CBT) Futures	306	June 2020	67,437,140	1,249,933

U.S. T-Note 5 Yr (CBT) Futures	988	June 2020	123,855,063	1,262,884

U.S. T-Note 10 Yr (CBT) Futures	672	June 2020	93,198,000	2,340,959

U.S. Ultra Bond (CBT) Futures	212	June 2020	47,037,500	3,806,226

Sold Contracts

Euro STOXX 50 Index Futures	6,722	June 2020	203,654,060	(22,272,878)

FTSE 100 Index Futures	201	June 2020	14,069,710	(232,527)

Hang Seng Index Futures	83	April 2020	12,697,172	(231,072)

Mini MSCI Emerging Market Futures	624	June 2020	26,298,480	(111,872)

Russell 2000 E-Mini Futures	52	June 2020	2,983,760	288,086

S&P 500 E-Mini Futures	7,772	June 2020	998,585,420	24,181,253

S&P Mid 400 E-Mini Futures	59	June 2020	8,483,020	773,301

S&P/TSX 60 Index Futures	655	June 2020	75,790,663	(481,404)

20	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

SPI 200 Futures	994	June 2020	$78,092,261	$(477,198)

TOPIX Index Futures	648	June 2020	84,551,872	(4,955,282)

				$3,569,047

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	3,985	EUR	3,561	04/08/2020	$(56,571)

Bank of America, NA	SEK	25,636	USD	2,621	05/14/2020	26,759

Bank of America, NA	CAD	59,207	USD	41,242	05/22/2020	(850,674)

Bank of America, NA	USD	36,641	CHF	34,444	05/29/2020	(753,998)

Barclays Bank PLC	USD	5,814	GBP	4,612	05/15/2020	(79,914)

BNP Paribas SA	EUR	22,890	USD	25,619	04/08/2020	368,751

BNP Paribas SA	JPY	2,141,514	USD	19,637	04/09/2020	(283,416)

BNP Paribas SA	SEK	244,298	USD	24,966	05/14/2020	247,440

Citibank, NA	EUR	63,430	USD	70,325	04/08/2020	355,643

Citibank, NA	EUR	10,685	USD	11,706	04/08/2020	(81,177)

Citibank, NA	USD	66,673	EUR	58,739	04/08/2020	(1,879,030)

Citibank, NA	USD	11,956	JPY	1,285,557	04/09/2020	2,402

Citibank, NA	GBP	47,320	USD	60,924	05/15/2020	2,096,397

Citibank, NA	USD	13,937	CHF	13,609	05/29/2020	242,482

Citibank, NA	USD	36,594	AUD	61,610	06/11/2020	1,309,387

Credit Suisse International	EUR	12,560	USD	13,912	04/08/2020	56,268

Credit Suisse International	USD	13,126	EUR	12,115	04/08/2020	237,449

Credit Suisse International	USD	14,007	EUR	12,633	04/08/2020	(72,285)

Credit Suisse International	SEK	438,600	USD	43,718	05/14/2020	(660,810)

Credit Suisse International	CHF	12,130	USD	12,840	05/29/2020	202,280

Deutsche Bank AG	USD	35,688	EUR	31,890	04/08/2020	(510,302)

Goldman Sachs Bank USA	EUR	11,245	USD	12,542	04/08/2020	137,972

Goldman Sachs Bank USA	USD	73,127	SEK	690,484	05/14/2020	(3,263,033)

Goldman Sachs Bank USA	USD	10,365	CAD	14,637	05/22/2020	40,442

Goldman Sachs Bank USA	USD	37,969	NZD	63,815	06/04/2020	90,597

JPMorgan Chase Bank, NA	USD	9,347	EUR	8,618	04/08/2020	159,350

JPMorgan Chase Bank, NA	JPY	5,954,034	USD	54,806	04/09/2020	(578,636)

JPMorgan Chase Bank, NA	USD	50,005	JPY	5,376,436	04/09/2020	7,024

JPMorgan Chase Bank, NA	NOK	23,220	USD	2,442	05/14/2020	208,230

JPMorgan Chase Bank, NA	USD	43,804	SEK	440,327	05/14/2020	748,541

JPMorgan Chase Bank, NA	USD	22,033	GBP	17,935	05/15/2020	262,635

Morgan Stanley & Co., Inc.	USD	23,682	JPY	2,592,571	04/09/2020	433,821

Morgan Stanley & Co., Inc.	USD	15,059	JPY	1,583,648	04/09/2020	(328,145)

Natwest Markets PLC	JPY	3,749,306	USD	34,455	04/09/2020	(421,646)

UBS AG	JPY	1,345,033	USD	12,077	04/09/2020	(434,455)

						$(3,020,222)

2020 Semi-Annual Report	21

Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–59.8%

Information Technology–16.4%
Communications Equipment–0.9%
Ciena Corp.(a)	29,336	$1,167,866
Cisco Systems, Inc.(b)	594,828	23,382,689
F5 Networks, Inc.(a)	49,639	5,293,006
NetScout Systems, Inc.(a)	35,540	841,232

		30,684,793

Electronic Equipment, Instruments & Components–0.5%
Avnet, Inc.	10,293	258,354
Belden, Inc.	20,454	737,980
CDW Corp./DE	126,320	11,781,867
IPG Photonics Corp.(a)	6,720	741,082
Littelfuse, Inc.	7,790	1,039,342
Novanta, Inc.(a)	16,540	1,321,215
TTM Technologies, Inc.(a)	55,596	574,863
Vishay Intertechnology, Inc.	32,918	474,348

		16,929,051

IT Services–2.9%
Amdocs Ltd.	14,953	821,966
Automatic Data Processing, Inc.	98,906	13,518,472
Fidelity National Information Services, Inc.	120,859	14,701,289
Genpact Ltd.	227,568	6,644,986
Jack Henry & Associates, Inc.	11,511	1,786,968
PayPal Holdings, Inc.(a)	145,209	13,902,310
Visa, Inc.–Class A	292,685	47,157,407

		98,533,398

Semiconductors & Semiconductor Equipment–3.0%
Broadcom, Inc.	51,194	12,138,098
Cree, Inc.(a)	12,216	433,179
Cypress Semiconductor Corp.	33,379	778,398
Entegris, Inc.	28,195	1,262,290
Inphi Corp.(a)	14,850	1,175,675
Intel Corp.	269,298	14,574,408
KLA Corp.	108,673	15,620,657
Kulicke & Soffa Industries, Inc.	42,192	880,547
Lattice Semiconductor Corp.(a)	72,604	1,293,803
MaxLinear, Inc.–Class A(a)	48,411	564,956
MKS Instruments, Inc.	6,620	539,199
NVIDIA Corp.	40,707	10,730,365
NXP Semiconductors NV	82,057	6,804,987
Texas Instruments, Inc.	220,272	22,011,781
Universal Display Corp.	6,783	893,864
Xilinx, Inc.	149,920	11,684,765

		101,386,972

Software–6.8%
Adobe, Inc.(a)	53,564	17,046,207
Anaplan, Inc.(a)	34,006	1,029,021
ANSYS, Inc.(a)	4,724	1,098,188
Aspen Technology, Inc.(a)	15,203	1,445,349
Avalara, Inc.(a)	18,186	1,356,676
Cerence, Inc.(a)	9,014	138,816
Check Point Software Technologies Ltd.(a)	89,955	9,044,076
Citrix Systems, Inc.	101,634	14,386,293
CommVault Systems, Inc.(a)	27,154	1,099,194
Coupa Software, Inc.(a)	10,130	1,415,465
Datadog, Inc.–Class A(a)	18,920	680,742
Fair Isaac Corp.(a)	5,030	1,547,681
HubSpot, Inc.(a)	9,382	1,249,588
Manhattan Associates, Inc.(a)	25,879	1,289,292
Microsoft Corp.(b)	851,626	134,309,936
Nuance Communications, Inc.(a)	61,788	1,036,803
Oracle Corp.(b)	463,018	22,377,660
RingCentral, Inc.–Class A(a)	8,210	1,739,781
Slack Technologies, Inc.–Class A(a)	20,780	557,735
Smartsheet, Inc.–Class A(a)	32,460	1,347,415
Splunk, Inc.(a)	8,372	1,056,797
Trade Desk, Inc. (The)–Class A(a)	4,591	886,063
Verint Systems, Inc.(a)	18,526	796,618
VMware, Inc.–Class A(a)	77,128	9,340,201
Zoom Video Communications, Inc.–Class A(a)	3,395	496,077

		226,771,674

Technology Hardware, Storage & Peripherals–2.3%
Apple, Inc.(b)	306,868	78,033,464
NCR Corp.(a)	35,668	631,323

		78,664,787

		552,970,675

Health Care–10.0%
Biotechnology–1.4%
Allogene Therapeutics, Inc.(a)	19,517	379,410
Arena Pharmaceuticals, Inc.(a)	11,180	469,560
Ascendis Pharma A/S (Sponsored ADR)(a)	5,437	612,261
BeiGene Ltd. (Sponsored ADR)(a)	3,138	386,319
Biohaven Pharmaceutical Holding Co., Ltd.(a)	14,651	498,574
Blueprint Medicines Corp.(a)	9,534	557,548
Coherus Biosciences, Inc.(a)	31,670	513,687
Deciphera Pharmaceuticals, Inc.(a)	12,643	520,512
Gilead Sciences, Inc.	30,727	2,297,151
Gossamer Bio, Inc.(a)	18,895	191,784
Madrigal Pharmaceuticals, Inc.(a)	3,930	262,367
Neurocrine Biosciences, Inc.(a)	13,734	1,188,678
NextCure, Inc.(a)	12,651	468,973
PTC Therapeutics, Inc.(a)	14,740	657,551
Regeneron Pharmaceuticals, Inc.(a)	36,597	17,869,949
Sarepta Therapeutics, Inc.(a)	9,150	895,053
Ultragenyx Pharmaceutical, Inc.(a)	12,736	565,861
Vertex Pharmaceuticals, Inc.(a)	83,901	19,964,243

		48,299,481

2020 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Health Care Equipment & Supplies–1.9%
Align Technology, Inc.(a)	29,176	$5,075,165
Edwards Lifesciences Corp.(a)	106,159	20,023,711
Insulet Corp.(a)	10,487	1,737,486
Intuitive Surgical, Inc.(a)	12,034	5,959,357
iRhythm Technologies, Inc.(a)	17,528	1,425,903
Medtronic PLC	290,266	26,176,188
Penumbra, Inc.(a)	9,013	1,454,067

		61,851,877

Health Care Providers & Services–2.3%
Amedisys, Inc.(a)	7,890	1,448,131
Anthem, Inc.(b)	93,006	21,116,082
Guardant Health, Inc.(a)	20,842	1,450,603
HealthEquity, Inc.(a)	18,730	947,551
Molina Healthcare, Inc.(a)	6,123	855,444
UnitedHealth Group, Inc.(b)	202,157	50,413,913

		76,231,724

Health Care Technology–0.1%
Teladoc Health, Inc.(a)	13,288	2,059,773

Life Sciences Tools & Services–0.1%
10X Genomics, Inc.(a)	19,766	1,231,817
ICON PLC(a)	15,755	2,142,680
Repligen Corp.(a)	8,310	802,247

		4,176,744

Pharmaceuticals–4.2%
Eli Lilly & Co.	16,348	2,267,795
Johnson & Johnson(b)	215,102	28,206,325
Merck & Co., Inc.	162,185	12,478,514
Novo Nordisk A/S (Sponsored ADR)	194,886	11,732,137
Perrigo Co. PLC	5,170	248,625
Pfizer, Inc.	898,985	29,342,871
Revance Therapeutics, Inc.(a)	22,018	325,866
Roche Holding AG (Sponsored ADR)	866,619	35,158,733
Zoetis, Inc.	191,064	22,486,322

		142,247,188

		334,866,787

Communication Services–7.2%
Diversified Telecommunication Services–1.8%
Comcast Corp.–Class A(b)	1,034,985	35,582,784
Verizon Communications, Inc.(b)	467,631	25,125,814

		60,708,598

Entertainment–0.8%
Electronic Arts, Inc.(a)	171,599	17,189,072
Walt Disney Co. (The)	100,615	9,719,409

		26,908,481

Interactive Media & Services–4.4%
Alphabet, Inc.–Class C(a)(b)	75,521	87,816,574
Facebook, Inc.–Class A(a)(b)	365,730	61,003,764

		148,820,338

Media–0.0%
Criteo SA (Sponsored ADR)(a)	37,462	297,823

Wireless Telecommunication Services–0.2%
T-Mobile US, Inc.(a)	52,583	4,411,713

		241,146,953

Consumer Discretionary–6.8%
Auto Components–0.4%
Cooper-Standard Holdings, Inc.(a)	5,697	58,508
Dana, Inc.	53,235	415,765
Lear Corp.	7,712	626,600
Magna International, Inc.–Class A (United States)	431,054	13,759,244

		14,860,117

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	13,417	1,368,534
Chegg, Inc.(a)	39,963	1,429,876
Houghton Mifflin Harcourt Co.(a)	67,264	126,456
Strategic Education, Inc.	10,710	1,496,830

		4,421,696

Hotels, Restaurants & Leisure–0.2%
Chipotle Mexican Grill, Inc.–Class A(a)	1,460	955,424
Papa John’s International, Inc.	18,881	1,007,679
Planet Fitness, Inc.(a)	31,029	1,511,112
Starbucks Corp.	39,579	2,601,924

		6,076,139

Household Durables–0.1%
Lennar Corp.–Class A	18,545	708,419
NVR, Inc.(a)	359	922,311
Taylor Morrison Home Corp.–Class A(a)	47,526	522,786
Tempur Sealy International, Inc.(a)	19,909	870,222

		3,023,738

Internet & Direct Marketing Retail–1.7%
Amazon.com, Inc.(a)	22,088	43,065,415
Booking Holdings, Inc.(a)	8,095	10,890,366
eBay, Inc.	62,084	1,866,245

		55,822,026

Leisure Products–0.0%
Brunswick Corp./DE	18,900	668,493
Callaway Golf Co.	46,948	479,809

		1,148,302

Multiline Retail–0.4%
Dollar General Corp.	85,990	12,985,350

Specialty Retail–3.2%
AutoZone, Inc.(a)	24,712	20,906,352
Burlington Stores, Inc.(a)	10,010	1,586,185
Dynatrace, Inc.(a)	43,735	1,042,642
Five Below, Inc.(a)	16,192	1,139,593
Floor & Decor Holdings, Inc.–Class A(a)	19,590	628,643

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Foot Locker, Inc.	22,888	$504,680
Home Depot, Inc. (The)	224,736	41,960,459
National Vision Holdings, Inc.(a)	58,300	1,132,186
Ross Stores, Inc.	141,040	12,266,249
Signet Jewelers Ltd.	19,298	124,472
TJX Cos., Inc. (The)	505,913	24,187,700
Williams-Sonoma, Inc.	18,667	793,721

		106,272,882

Textiles, Apparel & Luxury Goods–0.7%
Capri Holdings Ltd.(a)	18,480	199,399
NIKE, Inc.–Class B	288,784	23,893,988
Skechers U.S.A., Inc.–Class A(a)	17,224	408,898

		24,502,285

		229,112,535

Financials–6.8%
Banks–3.8%
Associated Banc-Corp.	59,504	761,056
Bank of America Corp.	1,690,192	35,882,776
Citigroup, Inc.	458,396	19,307,639
Comerica, Inc.	15,330	449,782
JPMorgan Chase & Co.	340,907	30,691,857
PNC Financial Services Group, Inc. (The)	138,540	13,261,049
Sterling Bancorp./DE	39,110	408,699
SVB Financial Group(a)	2,553	385,707
Synovus Financial Corp.	32,978	579,094
Texas Capital Bancshares, Inc.(a)	15,523	344,145
Umpqua Holdings Corp.	67,023	730,551
Webster Financial Corp.	24,514	561,371
Wells Fargo & Co.	802,726	23,038,236
Zions Bancorp NA	28,356	758,807

		127,160,769

Capital Markets–0.7%
Ares Management Corp.–Class A	36,486	1,128,512
Goldman Sachs Group, Inc. (The)	132,882	20,542,228
PJT Partners, Inc.	14,703	637,963
Stifel Financial Corp.	11,721	483,843
Tradeweb Markets, Inc.–Class A	21,670	911,007

		23,703,553

Consumer Finance–0.0%
OneMain Holdings, Inc.	12,964	247,872

Diversified Financial Services–0.9%
Berkshire Hathaway, Inc.–Class B(a)	164,690	30,110,273

Insurance–1.4%
American Financial Group, Inc./OH	10,953	767,586
eHealth, Inc.(a)	7,477	1,052,911
Everest Re Group Ltd.	4,271	821,826
Fidelity National Financial, Inc.	13,625	338,990
First American Financial Corp.	16,947	718,722
Goosehead Insurance, Inc.–Class A(a)	14,044	626,784
Hanover Insurance Group, Inc. (The)	5,290	479,168
Kemper Corp.	14,997	1,115,327
Progressive Corp. (The)	432,214	31,914,682
Reinsurance Group of America, Inc.–Class A	80,564	6,778,655
Selective Insurance Group, Inc.	9,790	486,563

		45,101,214

Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	40,912	765,054
Essent Group Ltd.	21,840	575,266

		1,340,320

		227,664,001

Consumer Staples–3.6%
Beverages–0.8%
PepsiCo, Inc.	222,461	26,717,566
Primo Water Corp.	78,085	707,450

		27,425,016

Food & Staples Retailing–1.7%
Casey’s General Stores, Inc.	8,470	1,122,190
Costco Wholesale Corp.(b)	62,751	17,892,193
Grocery Outlet Holding Corp.(a)	45,177	1,551,378
US Foods Holding Corp.(a)	374,023	6,623,947
Walmart, Inc.(b)	278,080	31,595,450

		58,785,158

Food Products–0.1%
Freshpet, Inc.(a)	17,511	1,118,427
Hain Celestial Group, Inc. (The)(a)	42,474	1,103,050
Nomad Foods Ltd.(a)	61,891	1,148,697

		3,370,174

Household Products–0.9%
Procter & Gamble Co. (The)	283,468	31,181,480

Tobacco–0.1%
Altria Group, Inc.	53,300	2,061,111

		122,822,939

Industrials–3.4%
Aerospace & Defense–1.1%
AAR Corp.	22,602	401,411
Axon Enterprise, Inc.(a)	20,943	1,482,136
L3Harris Technologies, Inc.	78,610	14,159,233
Northrop Grumman Corp.	23,621	7,146,534
Raytheon Co.	104,080	13,650,092

		36,839,406

Air Freight & Logistics–0.0%
Hub Group, Inc.–Class A(a)	13,534	615,391

Airlines–0.3%
Alaska Air Group, Inc.	19,212	546,966
Delta Air Lines, Inc.	371,169	10,589,451
SkyWest, Inc.	19,337	506,436

		11,642,853

2020 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Building Products–0.1%
Armstrong World Industries, Inc.	16,012	$1,271,673
Masonite International Corp.(a)	15,971	757,824
Trex Co., Inc.(a)	15,292	1,225,501

		3,254,998

Commercial Services & Supplies–0.0%
Copart, Inc.(a)	14,268	977,643

Construction & Engineering–0.1%
Jacobs Engineering Group, Inc.	14,630	1,159,720
Quanta Services, Inc.	24,138	765,899
Tutor Perini Corp.(a)	43,437	291,897

		2,217,516

Electrical Equipment–0.5%
AMETEK, Inc.	15,399	1,109,036
Eaton Corp. PLC	164,835	12,806,031
EnerSys	14,504	718,238
Regal Beloit Corp.	10,037	631,829

		15,265,134

Industrial Conglomerates–0.7%
Carlisle Cos., Inc.	10,216	1,279,861
Honeywell International, Inc.	164,184	21,966,177

		23,246,038

Machinery–0.1%
IDEX Corp.	9,774	1,349,887
Ingersoll Rand, Inc.(a)	44,203	1,096,235
Kennametal, Inc.	30,755	572,658
Nordson Corp.	12,170	1,643,802
Oshkosh Corp.	2,703	173,884
Terex Corp.	12,583	180,692

		5,017,158

Professional Services–0.0%
CoStar Group, Inc.(a)	1,520	892,559

Road & Rail–0.4%
Kansas City Southern	9,560	1,215,841
Knight-Swift Transportation Holdings, Inc.	60,078	1,970,558
Norfolk Southern Corp.	65,006	9,490,876

		12,677,275

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	47,868	203,918
SiteOne Landscape Supply, Inc.(a)	15,544	1,144,349
United Rentals, Inc.(a)	5,543	570,375

		1,918,642

		114,564,613

Real Estate–2.6%
Equity Real Estate Investment Trusts (REITs)–2.2%
American Campus Communities, Inc.	266,647	7,399,454
Americold Realty Trust	314,009	10,688,866
Camden Property Trust	11,689	926,236
Cousins Properties, Inc.	27,513	805,306
CubeSmart	677,168	18,141,331
Easterly Government Properties, Inc.	35,707	879,820
Empire State Realty Trust, Inc.–Class A	42,670	382,323
MGM Growth Properties LLC–Class A	36,630	867,032
Mid-America Apartment Communities, Inc.	245,472	25,290,980
Park Hotels & Resorts, Inc.	35,683	282,253
Physicians Realty Trust	43,550	607,087
Prologis, Inc.	79,995	6,429,198
STAG Industrial, Inc.	41,580	936,382
Sun Communities, Inc.	14,989	1,871,377

		75,507,645

Real Estate Management & Development–0.4%
CBRE Group, Inc.–Class A(a)	345,134	13,015,003

		88,522,648

Utilities–1.4%
Electric Utilities–1.3%
Alliant Energy Corp.	23,426	1,131,242
American Electric Power Co., Inc.	419,847	33,579,363
NextEra Energy, Inc.	38,305	9,216,949
PNM Resources, Inc.	15,539	590,482

		44,518,036

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	6,950	483,442

Multi-Utilities–0.1%
Black Hills Corp.	10,507	672,763
CMS Energy Corp.	3,840	225,600

		898,363

		45,899,841

Energy–1.2%
Energy Equipment & Services–0.0%
Dril-Quip, Inc.(a)	17,475	532,988
Oil States International, Inc.(a)	39,170	79,515
Patterson-UTI Energy, Inc.	55,846	131,238
RPC, Inc.	48,068	99,020

		842,761

Oil, Gas & Consumable Fuels–1.2%
Chevron Corp.	218,401	15,825,337
Cimarex Energy Co.	6,393	107,594
EOG Resources, Inc.	333,008	11,961,647
HollyFrontier Corp.	21,471	526,254
QEP Resources, Inc.	11,101	3,713
Royal Dutch Shell PLC (Sponsored ADR)	385,015	12,574,590

		40,999,135

		41,841,896

Materials–0.4%
Chemicals–0.3%
FMC Corp.	15,570	1,271,913

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Orion Engineered Carbons SA	41,304	$308,128
Trinseo SA	17,460	316,201
Westlake Chemical Corp.	226,170	8,632,909

		10,529,151

Containers & Packaging–0.1%
Graphic Packaging Holding Co.	42,669	520,562
Sealed Air Corp.	30,139	744,734

		1,265,296

Metals & Mining–0.0%
Carpenter Technology Corp.	21,158	412,581

		12,207,028

Total Common Stocks (cost $1,625,809,970)		2,011,619,916

INVESTMENT COMPANIES–38.5%
Funds and Investment Trusts–38.5%(c)(d)
AB All Market Real Return Portfolio–Class Z	31,873,094	206,537,648
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	18,012,564	142,119,130
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	55,248,815	523,758,769
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	8,452,590	67,029,041
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	3,142,052	66,957,129
Sanford C. Bernstein Fund, Inc.–Tax-Managed International Portfolio–Class Z	21,709,330	288,082,804

Total Investment Companies (cost $1,556,188,534)		1,294,484,521

SHORT-TERM INVESTMENTS–2.0%
Investment Companies–1.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(c)(d)(e) (cost $57,837,770)	57,837,770	$57,837,770

Principal Amount (000)
U.S. Treasury Bills–0.3%
U.S. Treasury Bill
Zero Coupon, 05/14/2020	$1,500	1,499,830
Zero Coupon, 05/07/2020(f)	9,000	8,999,460

Total U.S. Treasury Bills (cost $10,483,445)		10,499,290

Total Investments—100.3% (cost $3,250,319,719)		3,374,441,497

Other assets less liabilities—(0.3)%		(9,736,770)

Net Assets—100.0%		$3,364,704,727

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

MSCI Singapore IX ETS Futures	5,007	April 2020	$99,128,983	$(1,229,148)

U.S. T-Note 2 Yr (CBT) Futures	1,414	June 2020	311,621,296	5,237,419

U.S. T-Note 5 Yr (CBT) Futures	2,712	June 2020	339,974,625	3,441,177

U.S. T-Note 10 Yr (CBT) Futures	3,250	June 2020	450,734,375	15,962,879

U.S. Ultra Bond (CBT) Futures	605	June 2020	134,234,375	13,516,348

Sold Contracts

Euro STOXX 50 Index Futures	13,916	June 2020	421,608,138	(44,644,150)

FTSE 100 Index Futures	400	June 2020	27,999,423	(459,462)

Hang Seng Index Futures	170	April 2020	26,006,256	(473,280)

Mini MSCI Emerging Market Futures	1,226	June 2020	51,669,770	(262,157)

Russell 2000 E-Mini Futures	172	June 2020	9,869,360	952,900

S&P 500 E-Mini Futures	16,437	June 2020	2,111,907,945	54,154,653

S&P Mid 400 E-Mini Futures	166	June 2020	23,867,480	2,175,729

S&P/TSX 60 Index Futures	1,362	June 2020	157,598,296	(823,637)

SPI 200 Futures	2,084	June 2020	163,726,632	(992,275)

TOPIX Index Futures	1,050	June 2020	137,005,347	(6,261,332)

				$40,295,664

2020 Semi-Annual Report	27

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	SEK	55,850	USD	5,709	05/14/2020	$58,298

Bank of America, NA	CAD	123,370	USD	85,936	05/22/2020	(1,772,556)

Bank of America, NA	USD	78,026	CHF	73,348	05/29/2020	(1,605,611)

Barclays Bank PLC	USD	12,205	GBP	9,683	05/15/2020	(167,768)

BNP Paribas SA	EUR	45,001	USD	50,365	04/08/2020	724,946

BNP Paribas SA	JPY	4,495,966	USD	41,227	04/09/2020	(595,013)

BNP Paribas SA	SEK	513,094	USD	52,436	05/14/2020	519,693

Citibank, NA	EUR	128,380	USD	142,344	04/08/2020	729,670

Citibank, NA	EUR	23,247	USD	25,467	04/08/2020	(176,605)

Citibank, NA	USD	140,958	EUR	124,186	04/08/2020	(3,970,178)

Citibank, NA	USD	26,199	JPY	2,817,087	04/09/2020	5,264

Citibank, NA	GBP	97,712	USD	125,803	05/15/2020	4,328,890

Citibank, NA	USD	28,564	CHF	27,893	05/29/2020	496,981

Citibank, NA	USD	76,877	AUD	129,429	06/11/2020	2,750,756

Credit Suisse International	EUR	30,275	USD	33,532	04/08/2020	135,625

Credit Suisse International	USD	24,961	EUR	23,038	04/08/2020	451,548

Credit Suisse International	USD	29,164	EUR	26,302	04/08/2020	(150,500)

Credit Suisse International	SEK	922,735	USD	91,974	05/14/2020	(1,390,225)

Credit Suisse International	CHF	25,521	USD	27,016	05/29/2020	425,604

Deutsche Bank AG	USD	84,241	EUR	75,276	04/08/2020	(1,204,573)

Goldman Sachs Bank USA	EUR	25,387	USD	28,315	04/08/2020	311,493

Goldman Sachs Bank USA	USD	154,243	SEK	1,456,393	05/14/2020	(6,882,503)

Goldman Sachs Bank USA	USD	30,787	CAD	43,474	05/22/2020	120,118

Goldman Sachs Bank USA	USD	79,828	NZD	134,168	06/04/2020	190,475

JPMorgan Chase Bank, NA	USD	20,491	EUR	18,893	04/08/2020	349,338

JPMorgan Chase Bank, NA	JPY	12,126,520	USD	111,626	04/09/2020	(1,175,011)

JPMorgan Chase Bank, NA	USD	105,515	JPY	11,344,831	04/09/2020	14,821

JPMorgan Chase Bank, NA	NOK	48,090	USD	5,058	05/14/2020	431,261

JPMorgan Chase Bank, NA	USD	91,608	SEK	920,856	05/14/2020	1,565,426

JPMorgan Chase Bank, NA	USD	46,155	GBP	37,569	05/15/2020	550,164

Morgan Stanley & Co., Inc.	USD	49,037	JPY	5,368,180	04/09/2020	898,271

Morgan Stanley & Co., Inc.	USD	26,242	JPY	2,756,192	04/09/2020	(604,131)

Natwest Markets PLC	JPY	7,815,060	USD	71,817	04/09/2020	(878,879)

UBS AG	JPY	2,806,754	USD	25,202	04/09/2020	(906,601)

						$(6,421,512)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

28	Sanford C. Bernstein Fund, Inc.

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2020 Semi-Annual Report	29

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2020 (unaudited)

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–30.8%
Japan–1.0%
Japanese Government CPI Linked Bond Series 21 0.10%, 03/10/2026	JPY	393,820	$3,664,419
Series 22 0.10%, 03/10/2027		643,687	5,982,626
Series 23 0.10%, 03/10/2028		178,792	1,661,963

			11,309,008

United States–29.8%
U.S. Treasury Inflation Index 0.125%, 04/15/2021–07/15/2026 (TIPS)	U.S.$	89,581	89,097,220
0.125%, 07/15/2022 (TIPS)(a)		34,512	34,177,824
0.25%, 07/15/2029 (TIPS)		4,886	5,067,676
0.375%, 07/15/2023–07/15/2027 (TIPS)		33,268	33,902,248
0.375%, 07/15/2025 (TIPS)(b)		24,395	24,844,378
0.50%, 01/15/2028 (TIPS)		4,329	4,499,660
0.625%, 07/15/2021 (TIPS)(a)		17,601	17,417,222
0.625%, 01/15/2024–01/15/2026 (TIPS)		31,445	32,205,636
0.75%, 07/15/2028 (TIPS)		16,426	17,542,312
0.875%, 01/15/2029 (TIPS)		613	665,112
1.125%, 01/15/2021 (TIPS)		4,781	4,730,610
1.75%, 01/15/2028 (TIPS)		5,504	6,230,245
2.00%, 01/15/2026 (TIPS)		10,078	11,168,039
2.375%, 01/15/2025–01/15/2027 (TIPS)		21,974	25,220,843
2.50%, 01/15/2029 (TIPS)		7,575	9,270,801
3.875%, 04/15/2029 (TIPS)		6,661	8,958,416

			324,998,242

Total Inflation-Linked Securities (cost $332,027,534)			336,307,250

CORPORATES—INVESTMENT GRADE–18.0%

Industrial–9.9%
Basic–1.1%
Alpek SAB de CV 4.25%, 09/18/2029(c)		478	376,127
Anglo American Capital PLC 1.625%, 09/18/2025(c)	EUR	440	429,969
3.75%, 04/10/2022(c)	U.S.$	200	195,044
4.875%, 05/14/2025(c)		200	194,778
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		2,000	1,551,249
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(c)	U.S.$	571	$488,027
DuPont de Nemours, Inc. 4.205%, 11/15/2023		825	868,799
4.493%, 11/15/2025		825	874,888
5.419%, 11/15/2048		400	462,180
Eastman Chemical Co. 3.80%, 03/15/2025		276	279,337
Equate Petrochemical BV 3.00%, 03/03/2022(c)		625	598,047
Glencore Finance Europe Ltd. 3.125%, 03/26/2026(c)	GBP	385	423,248
Glencore Funding LLC 4.00%, 03/27/2027(c)	U.S.$	206	187,701
4.125%, 05/30/2023(c)		265	251,416
4.625%, 04/29/2024(c)		89	83,702
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(c)		276	259,181
GUSAP III LP 4.25%, 01/21/2030(c)		905	805,450
Inversiones CMPC SA 3.85%, 01/13/2030(c)		665	591,850
4.375%, 04/04/2027(c)		935	877,731
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		467	448,320
LyondellBasell Industries NV 5.75%, 04/15/2024		685	747,342
SABIC Capital II BV 4.00%, 10/10/2023(c)		467	462,330

			11,456,716

Capital Goods–0.3%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		725	634,375
General Electric Co. 0.875%, 05/17/2025	EUR	1,845	1,846,565
United Technologies Corp. 3.95%, 08/16/2025	U.S.$	540	588,335
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024		210	204,389

			3,273,664

Communications—Media–0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		76	77,259
4.908%, 07/23/2025		1,364	1,447,423
5.75%, 04/01/2048		150	170,792
Comcast Corp. 0.75%, 02/20/2032	EUR	552	547,543
Cox Communications, Inc. 2.95%, 06/30/2023(c)	U.S.$	273	272,547
Fox Corp. 3.05%, 04/07/2025		71	70,889
4.709%, 01/25/2029		800	876,735

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Prosus NV 3.68%, 01/21/2030(c)	U.S.$	842	$764,536
Time Warner Cable LLC 4.50%, 09/15/2042		604	575,557
ViacomCBS Inc. 3.50%, 01/15/2025		50	46,576
ViacomCBS, Inc. 3.375%, 02/15/2028		690	630,894
3.70%, 06/01/2028		370	334,784
4.00%, 01/15/2026		90	89,132
4.75%, 05/15/2025		1,684	1,680,885
Walt Disney Co. (The) 3.35%, 03/24/2025		725	789,771

			8,375,323

Communications—Telecommunications–1.2%
AT&T, Inc. 3.40%, 05/15/2025		2,435	2,517,863
3.60%, 07/15/2025		1,100	1,146,420
3.95%, 01/15/2025		181	191,127
4.125%, 02/17/2026		2,162	2,289,579
4.35%, 03/01/2029		300	321,330
4.55%, 03/09/2049		365	391,915
5.50%, 03/15/2027(c)	GBP	500	735,597
Series B 2.875%, 03/02/2025(d)	EUR	200	198,074
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	540	861,640
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(c)		1,345	1,364,691
Verizon Communications, Inc. 3.00%, 03/22/2027		312	329,481
4.862%, 08/21/2046		448	583,462
5.012%, 04/15/2049		474	633,871
Vodafone Group PLC 3.75%, 01/16/2024		1,841	1,916,647

			13,481,697

Consumer Cyclical—Automotive–0.3%
Ford Motor Credit Co. LLC 4.063%, 11/01/2024		325	294,759
General Motors Financial Co., Inc. 5.10%, 01/17/2024		1,033	945,959
5.25%, 03/01/2026		409	360,203
Lear Corp. 3.50%, 05/30/2030		193	166,256
3.80%, 09/15/2027		462	420,729
Volkswagen Bank GmbH 1.25%, 06/10/2024(c)	EUR	700	735,574
Volkswagen Leasing GmbH 2.625%, 01/15/2024(c)		370	412,080

			3,335,560

Consumer Cyclical—Entertainment–0.0%
Carnival PLC 1.00%, 10/28/2029		490	275,528

Consumer Cyclical—Other–0.0%
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	313	$286,777

Consumer Cyclical—Restaurants–0.1%
McDonald’s Corp. 3.30%, 07/01/2025		416	432,175
Starbucks Corp. 4.50%, 11/15/2048		704	792,879

			1,225,054

Consumer Cyclical—Retailers–0.1%
Lowe’s Cos., Inc. 4.55%, 04/05/2049		285	313,645
Tjx Cos., Inc. (The) 3.50%, 04/15/2025		419	428,269

			741,914

Consumer Non-Cyclical–2.3%
AbbVie, Inc. 2.95%, 11/21/2026(c)		490	495,900
4.875%, 11/14/2048		491	569,447
Altria Group, Inc. 2.20%, 06/15/2027	EUR	945	1,010,973
Amgen, Inc. 4.663%, 06/15/2051	U.S.$	435	545,834
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		1,725	2,024,771
BAT Capital Corp. 3.215%, 09/06/2026		2,174	2,079,975
Baxalta, Inc. 3.60%, 06/23/2022		66	67,018
Baxter International, Inc. 0.40%, 05/15/2024	EUR	890	949,885
Becton Dickinson and Co. 3.734%, 12/15/2024	U.S.$	159	163,935
Biogen, Inc. 4.05%, 09/15/2025		663	700,930
Cigna Corp. 3.40%, 03/01/2027(c)		622	628,668
3.75%, 07/15/2023		214	220,153
4.125%, 11/15/2025		380	405,806
4.375%, 10/15/2028		506	543,778
Coca-Cola Co. (The) 2.95%, 03/25/2025		860	921,085
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030		447	430,238
CVS Health Corp. 4.10%, 03/25/2025		2,537	2,683,639
DH Europe Finance II SARL 0.45%, 03/18/2028	EUR	422	417,103
Gilead Sciences, Inc. 2.55%, 09/01/2020	U.S.$	612	613,334
Kraft Heinz Foods Co. 2.25%, 05/25/2028(c)	EUR	588	554,802
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	U.S.$	113	116,897

2020 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Medtronic Global Holdings SCA 0.25%, 07/02/2025	EUR	132	$138,111
Series 0000 0.375%, 03/07/2023		150	162,551
Mylan NV 3.95%, 06/15/2026	U.S.$	1,855	1,884,160
Reynolds American, Inc. 4.45%, 06/12/2025		500	511,040
6.875%, 05/01/2020		275	275,836
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		800	814,128
Sigma Alimentos SA de CV 4.125%, 05/02/2026(c)		207	192,445
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,493	1,578,818
Thermo Fisher Scientific, Inc. 4.133%, 03/25/2025		495	529,482
Tyson Foods, Inc. 3.95%, 08/15/2024		760	760,715
4.00%, 03/01/2026		299	316,327
Unilever PLC 1.50%, 07/22/2026(c)	GBP	635	763,612
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020	U.S.$	556	556,000
3.05%, 01/15/2026		378	370,958
Zoetis, Inc. 3.45%, 11/13/2020		263	266,503

			25,264,857

Energy–2.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		1,227	1,131,539
4.08%, 12/15/2047		790	698,747
BG Energy Capital PLC 5.125%, 12/01/2025(c)	GBP	449	629,636
Boardwalk Pipelines LP 4.80%, 05/03/2029	U.S.$	465	354,828
Cenovus Energy, Inc. 4.25%, 04/15/2027		54	26,225
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(c)		500	444,219
Energy Transfer Operating LP 3.75%, 05/15/2030		1,484	1,153,603
4.20%, 04/15/2027		120	93,790
4.50%, 04/15/2024		202	181,772
4.75%, 01/15/2026		600	526,572
5.50%, 06/01/2027		1,206	1,056,492
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		195	176,076
Eni SpA 4.25%, 05/09/2029(c)		2,125	2,057,445
Enterprise Products Operating LLC 3.70%, 02/15/2026–01/31/2051		2,588	2,399,280
Exxon Mobil Corp. 2.992%, 03/19/2025	U.S.$	1,291	$1,368,474
Hess Corp. 4.30%, 04/01/2027		2,975	2,155,804
Husky Energy, Inc. 4.40%, 04/15/2029		2,240	1,555,613
Marathon Oil Corp. 3.85%, 06/01/2025		401	286,029
Newfield Exploration Co. 5.625%, 07/01/2024		300	149,397
Noble Energy, Inc. 3.85%, 01/15/2028		173	122,394
3.90%, 11/15/2024		675	543,989
ONEOK, Inc. 3.10%, 03/15/2030		580	439,837
4.00%, 07/13/2027		313	253,051
4.35%, 03/15/2029		393	320,849
4.55%, 07/15/2028		698	593,649
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		266	188,351
3.60%, 11/01/2024		526	435,297
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		601	529,853
5.625%, 03/01/2025		223	211,460
Saudi Arabian Oil Co. 2.875%, 04/16/2024(c)		440	427,900
3.50%, 04/16/2029(c)		200	196,500
Shell International Finance BV 3.25%, 05/11/2025		214	224,377
Southern Star Central Corp. 5.125%, 07/15/2022(c)		412	405,589
Spectra Energy Partners LP 3.50%, 03/15/2025		795	760,569
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		487	406,041
Tengizchevroil Finance Co. International Ltd. 4.00%, 08/15/2026(c)		363	342,808
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		252	257,541
Valero Energy Corp. 6.625%, 06/15/2037		500	525,035
Williams Cos., Inc. (The) 4.125%, 11/15/2020		575	568,554

			24,199,185

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		668	628,337

Services–0.2%
eBay, Inc. 3.60%, 06/05/2027		97	98,155
Expedia Group, Inc. 3.80%, 02/15/2028		973	836,518
Global Payments, Inc. 4.00%, 06/01/2023		458	467,178

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
IHS Markit Ltd. 3.625%, 05/01/2024	U.S.$	220	$218,005
S&P Global, Inc. 4.40%, 02/15/2026		762	844,532

			2,464,388

Technology–1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 01/15/2024		339	339,370
3.875%, 01/15/2027		1,188	1,134,766
Broadcom, Inc. 3.625%, 10/15/2024(c)		725	713,719
4.25%, 04/15/2026(c)		722	713,719
Dell International LLC/EMC Corp. 5.45%, 06/15/2023(c)		43	44,197
6.02%, 06/15/2026(c)		788	815,320
Fidelity National Information Services, Inc. 0.625%, 12/03/2025	EUR	113	118,222
1.50%, 05/21/2027		705	755,532
Fiserv, Inc. 1.125%, 07/01/2027		526	555,824
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	U.S.$	800	826,280
Intel Corp. 3.40%, 03/25/2025		1,145	1,244,317
KLA Corp. 4.65%, 11/01/2024		765	809,401
Lam Research Corp. 2.80%, 06/15/2021		405	412,278
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 06/18/2026(c)		336	328,339
Oracle Corp. 2.50%, 04/01/2025		1,183	1,194,013
Seagate HDD Cayman 4.75%, 06/01/2023–01/01/2025		248	245,034
4.875%, 03/01/2024		682	681,229

			10,931,560

Transportation—Railroads–0.0%
CSX Corp. 3.80%, 04/15/2050		41	42,790
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		422	400,900

			443,690

Transportation—Services–0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(c)		1,245	1,150,458
4.00%, 07/30/2027(c)		245	193,775
DP World Crescent Ltd. 3.75%, 01/30/2030(c)		226	183,978
3.875%, 07/18/2029(c)		219	183,960

			1,712,171

			108,096,421

Financial Institutions–7.6%
Banking–6.2%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)	U.S.$	690	$708,057
AIB Group PLC 4.263%, 04/10/2025(c)		1,005	965,041
4.75%, 10/12/2023(c)		200	197,254
American Express Co. Series C 4.026% (LIBOR 3 Month + 0.00%), 06/15/2020(d)(e)		288	242,738
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(c)		1,255	1,296,841
Banco Santander SA 3.50%, 04/11/2022		600	597,156
5.179%, 11/19/2025		1,800	1,835,424
Bank of America Corp. Series DD 6.30%, 03/10/2026(d)		273	287,333
Series L 3.95%, 04/21/2025		2,009	2,094,141
Series Z 6.50%, 10/23/2024(d)		538	568,607
Bank of Ireland Group PLC 4.50%, 11/25/2023(c)		724	704,394
Bank of Nova Scotia (The) 2.50%, 01/08/2021		154	153,841
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(c)		545	549,964
Barclays Bank PLC 6.86%, 06/15/2032(c)(d)		205	241,989
Barclays PLC 3.125%, 01/17/2024(c)	GBP	485	588,473
3.684%, 01/10/2023	U.S.$	255	256,948
BBVA USA 2.875%, 06/29/2022		760	750,713
5.50%, 04/01/2020		549	549,000
BNP Paribas SA 2.375%, 05/21/2020		518	518,119
4.375%, 09/28/2025–05/12/2026(c)		1,981	1,987,502
BPCE SA 4.625%, 07/11/2024(c)		250	247,063
5.15%, 07/21/2024(c)		295	310,726
5.70%, 10/22/2023(c)		1,106	1,166,929
CaixaBank SA 2.375%, 02/01/2024(c)	EUR	600	653,322
Capital One Financial Corp. 1.65%, 06/12/2029		1,000	932,667
3.30%, 10/30/2024	U.S.$	748	740,714
CIT Group, Inc. 5.25%, 03/07/2025		565	550,672
Citigroup, Inc. 1.75%, 10/23/2026	GBP	336	383,562
3.875%, 03/26/2025	U.S.$	1,831	1,872,527

2020 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Commonwealth Bank of Australia 4.50%, 12/09/2025(c)	U.S.$	1,610	$1,647,384
Cooperatieve Rabobank UA 3.25%, 12/29/2026(c)(d)	EUR	600	516,389
3.95%, 11/09/2022	U.S.$	285	289,569
4.375%, 08/04/2025		1,197	1,208,587
Credit Agricole SA/London 2.75%, 06/10/2020(c)		553	552,989
3.375%, 01/10/2022(c)		355	354,258
Credit Suisse Group AG 2.125%, 09/12/2025(c)	GBP	610	717,903
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 08/08/2025(c)		615	743,855
3.80%, 06/09/2023	U.S.$	505	519,312
4.55%, 04/17/2026		528	555,599
Danske Bank A/S 3.244%, 12/20/2025(c)		1,023	948,126
3.875%, 09/12/2023(c)		742	751,320
5.375%, 01/12/2024(c)		700	720,482
Discover Bank 4.682%, 08/09/2028		550	561,869
DNB Bank ASA 6.50%, 03/26/2022(c)(d)		800	727,320
Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025		613	626,510
3.75%, 05/22/2025		246	253,072
4.25%, 01/29/2026(c)	GBP	565	724,146
5.75%, 01/24/2022	U.S.$	2,629	2,785,347
HSBC Bank USA NA 4.875%, 08/24/2020		530	533,848
HSBC Holdings PLC 4.041%, 03/13/2028		562	572,527
4.25%, 03/14/2024		300	311,832
4.292%, 09/12/2026		761	788,624
4.75%, 07/04/2029(c)(d)	EUR	1,300	1,233,185
ING Groep NV 3.00%, 02/18/2026(c)	GBP	600	728,074
3.55%, 04/09/2024	U.S.$	700	704,277
6.50%, 04/16/2025(d)		201	174,968
6.875%, 04/16/2022(c)(d)		835	730,792
Intesa Sanpaolo SpA 3.125%, 07/14/2022(c)		905	868,357
3.375%, 01/12/2023(c)		600	571,740
JPMorgan Chase & Co. 2.295%, 08/15/2021		127	125,981
3.22%, 03/01/2025		1,235	1,269,296
Series FF 5.00%, 08/01/2024(d)		1,380	1,284,835
Series HH 4.60%, 02/01/2025(d)		3	2,641
Series V 4.753% (LIBOR 3 Month + 3.32%), 07/01/2020(d)(e)		300	260,679
Series X 6.10%, 10/01/2024(d)		430	421,073
Series Z 5.30%, 05/01/2020(d)		124	114,598
Lloyds Banking Group PLC 4.50%, 11/04/2024	U.S.$	296	$297,838
4.582%, 12/10/2025		1,856	1,879,663
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021		495	497,683
Mastercard, Inc. 3.30%, 03/26/2027		464	505,296
Morgan Stanley 3.737%, 04/24/2024		593	615,131
5.00%, 11/24/2025		600	650,904
Series G 1.75%, 03/11/2024	EUR	600	659,159
3.70%, 10/23/2024	U.S.$	1,075	1,135,211
4.35%, 09/08/2026		1,065	1,155,769
National Australia Bank Ltd./New York Series G 2.625%, 07/23/2020		250	250,378
Nationwide Building Society 4.00%, 09/14/2026(c)		1,960	1,912,451
Nordea Bank Abp 3.75%, 08/30/2023(c)		347	349,426
PNC Bank NA 2.60%, 07/21/2020		250	249,968
Santander Holdings USA, Inc. 3.244%, 10/05/2026		575	517,931
4.40%, 07/13/2027		826	789,342
Santander UK Group Holdings PLC 4.796%, 11/15/2024		233	238,126
Santander UK PLC 5.00%, 11/07/2023(c)		390	400,097
Societe Generale SA 4.25%, 08/19/2026(c)		462	452,732
Standard Chartered PLC 5.20%, 01/26/2024(c)		950	939,559
State Street Corp. 2.901%, 03/30/2026(c)		150	151,133
Truist Financial Corp. 2.625%, 06/29/2020		466	467,062
UBS AG/Stamford CT 7.625%, 08/17/2022		280	294,064
UBS Group AG 4.125%, 09/24/2025(c)		697	737,127
7.00%, 02/19/2025(c)(d)		400	386,516
7.125%, 08/10/2021(c)(d)		545	530,585
UniCredit SpA 3.75%, 04/12/2022(c)		502	497,111
US Bancorp Series J 5.30%, 04/15/2027(d)		513	485,668
Wells Fargo & Co. 2.406%, 10/30/2025		97	95,151
3.75%, 01/24/2024		622	656,826
4.125%, 08/15/2023		1,680	1,724,267
Series E 2.625%, 08/16/2022(c)	EUR	211	236,887

			67,612,142

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Brokerage–0.1%
Charles Schwab Corp. (The) 4.20%, 03/24/2025	U.S.$	789	$830,194

Finance–0.2%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/2025		552	549,742
4.418%, 11/15/2035		207	220,931
Synchrony Financial 3.95%, 12/01/2027		83	75,678
4.50%, 07/23/2025		1,252	1,223,605

			2,069,956

Insurance–0.6%
Anthem, Inc. 3.35%, 12/01/2024		395	411,977
ASR Nederland NV 5.125%, 09/29/2045(c)	EUR	735	846,356
Assicurazioni Generali SpA 5.50%, 10/27/2047(c)		331	397,262
Aviva PLC Series E 6.125%, 07/05/2043(c)		108	129,912
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 01/23/2027		300	360,258
Centene Corp. 4.25%, 12/15/2027(c)	U.S.$	303	296,967
4.625%, 12/15/2029(c)		365	366,621
Credit Agricole Assurances SA 4.25%, 01/13/2025(c)(d)	EUR	400	445,911
4.75%, 09/27/2048(c)		400	471,864
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)	U.S.$	513	571,605
Humana, Inc. 4.50%, 04/01/2025		1,150	1,199,266
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)		460	722,738
Voya Financial, Inc. 5.65%, 05/15/2053		751	673,264

			6,894,001

REITS–0.5%
American Tower Corp. 3.50%, 01/31/2023		525	529,956
CyrusOne LP/CyrusOne Finance Corp. 1.45%, 01/22/2027	EUR	227	219,018
Digital Euro Finco LLC 2.50%, 01/16/2026(c)		820	911,956
Equinix, Inc. 2.875%, 03/15/2024–02/01/2026		548	583,084
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023	U.S.$	25	22,024
Prologis Euro Finance LLC 0.375%, 02/06/2028	EUR	915	912,850
Welltower, Inc. 4.00%, 06/01/2025	U.S.$	1,231	$1,215,404
WPC Eurobond BV 1.35%, 04/15/2028	EUR	240	231,222
2.125%, 04/15/2027		601	640,153

			5,265,667

			82,671,960

Utility–0.5%
Electric–0.5%
Adani Transmission Ltd. 4.00%, 08/03/2026(c)	U.S.$	328	289,845
AES Corp./VA 4.00%, 03/15/2021		541	536,018
Berkshire Hathaway Energy Co. 4.25%, 10/15/2050(c)		272	309,783
6.125%, 04/01/2036		249	329,317
Colbun SA 3.15%, 03/06/2030(c)		1,115	1,036,950
Consolidated Edison Co. of New York, Inc. Series 20B 3.95%, 04/01/2050		333	352,931
Enel Chile SA 4.875%, 06/12/2028		756	732,848
Enel Finance International NV 2.65%, 09/10/2024(c)		1,151	1,103,567
Florida Power & Light Co. 2.85%, 04/01/2025		218	226,557
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(c)		776	809,222

			5,727,038

Total Corporates—Investment Grade (cost $205,627,990)			196,495,419

GOVERNMENTS—TREASURIES–15.8%
Austria–0.7%
Republic of Austria Government Bond 0.50%, 02/20/2029(c)	EUR	2,795	3,234,700
0.75%, 10/20/2026–02/20/2028(c)		3,545	4,168,428

			7,403,128

Belgium–0.4%
Kingdom of Belgium Government Bond Series 74 0.80%, 06/22/2025(c)		3,380	3,928,505
Series 87 0.90%, 06/22/2029(c)		570	681,409

			4,609,914

2020 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
China–0.1%
China Government Bond Series 1907 3.25%, 06/06/2026	CNY	8,100	$1,180,161

Finland–0.3%
Finland Government Bond 0.50%, 09/15/2029(c)	EUR	2,661	3,091,388

France–0.4%
French Republic Government Bond OAT 1.25%, 05/25/2034(c)		3,169	3,969,008
1.50%, 05/25/2050(c)		191	251,983
1.75%, 06/25/2039(c)		86	116,634
2.50%, 05/25/2030(c)		131	181,365

			4,518,990

Germany–0.4%
Bundesrepublik Deutschland Bundesanleihe 1.00%, 08/15/2024(c)		48	57,049
1.25%, 08/15/2048(c)		561	837,925
Series 2007 4.25%, 07/04/2039(c)		1,699	3,508,983

			4,403,957

Ireland–0.2%
Ireland Government Bond 1.00%, 05/15/2026(c)		1,772	2,087,953

Italy–1.3%
Italy Buoni Poliennali Del Tesoro 0.95%, 03/01/2023		2,920	3,257,212
1.35%, 04/15/2022		745	836,368
1.85%, 05/15/2024		690	793,853
2.45%, 09/01/2033(c)		810	964,834
3.25%, 09/01/2046(c)		1,205	1,555,268
3.35%, 03/01/2035(c)		1,893	2,475,867
3.85%, 09/01/2049(c)		779	1,115,996
4.50%, 05/01/2023		2,595	3,203,034

			14,202,432

Japan–1.5%
Japan Government Thirty Year Bond Series 36 2.00%, 03/20/2042	JPY	35,600	446,658
Series 62 0.50%, 03/20/2049		245,700	2,335,275
Series 65 0.40%, 12/20/2049		248,150	2,295,673
Japan Government Twenty Year Bond Series 143 1.60%, 03/20/2033		176,850	1,939,618
Series 150 1.40%, 09/20/2034		387,400	4,187,379
Series 169 0.30%, 06/20/2039		71,900	667,478
Series 171 0.30%, 12/20/2039		471,200	4,373,122

			16,245,203

Malaysia–0.3%
Malaysia Government Bond Series 0117 3.882%, 03/10/2022	MYR	6,236	$1,473,904
Series 0310 4.498%, 04/15/2030		4,736	1,168,762

			2,642,666

Mexico–0.1%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	24,365	1,032,220

Netherlands–1.0%
Netherlands Government Bond 0.25%, 07/15/2029(c)	EUR	9,260	10,728,087

Russia–0.2%
Russian Federal Bond–OFZ Series 6215 7.00%, 08/16/2023	RUB	82,875	1,068,216
Series 6222 7.10%, 10/16/2024		27,265	354,375
Series 6227 7.40%, 07/17/2024		86,016	1,128,733

			2,551,324

Spain–0.4%
Spain Government Bond
1.95%, 04/30/2026(c)	EUR	1,362	1,650,712
2.35%, 07/30/2033(c)		1,096	1,429,452
4.20%, 01/31/2037(c)		1,015	1,660,917

			4,741,081

United Kingdom–0.5%
United Kingdom Gilt 1.75%, 09/07/2037–01/22/2049(c)	GBP	3,627	5,484,569

United States–8.0%
U.S. Treasury Bonds 2.25%, 08/15/2046	U.S.$	854	1,016,260
2.375%, 11/15/2049		450	559,406
2.50%, 02/15/2045–05/15/2046		3,313	4,116,291
2.875%, 08/15/2045–05/15/2049		5,432	7,254,339
3.00%, 11/15/2044–02/15/2049		6,324	8,690,508
3.125%, 08/15/2044–05/15/2048		3,574	4,895,053
3.375%, 11/15/2048		1,885	2,771,539
3.50%, 02/15/2039		188	263,318
3.625%, 08/15/2043		1,873	2,726,389
4.375%, 11/15/2039		5,290	8,263,145
4.50%, 02/15/2036		2,328	3,536,377
5.50%, 08/15/2028(a)		2,520	3,489,806
6.25%, 05/15/2030		1,454	2,218,716
U.S. Treasury Notes 1.125%, 02/28/2025		7,789	8,077,436
1.375%, 05/31/2021		1,791	1,815,626
1.50%, 02/15/2030		3,867	4,161,859
1.625%, 12/31/2021–08/31/2022		5,859	6,030,067
1.75%, 11/30/2021–11/15/2029		9,289	9,542,534

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value
2.125%, 12/31/2022		U.S.$	1,275	$1,337,555
2.25%, 08/15/2027–08/15/2049			980	1,148,611
2.50%, 12/31/2020			3,291	3,348,078
2.75%, 02/15/2028(a)			2,236	2,601,446

				87,864,359

Total Governments—Treasuries (cost $160,775,718)				172,787,432

MORTGAGE PASS-THROUGHS–6.5%
Agency Fixed Rate 30-Year–6.1%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049–11/01/2049			7,271	7,735,865
Series 2020 3.50%, 01/01/2050			2,077	2,223,796
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046			1,168	1,268,937
Series 2017 4.00%, 07/01/2044			901	978,066
Series 2018 4.00%, 11/01/2048–12/01/2048			1,354	1,457,111
4.50%, 03/01/2048–11/01/2048			1,986	2,143,966
5.00%, 11/01/2048			547	594,062
Series 2019 4.50%, 02/01/2049			980	1,062,841
Federal National Mortgage Association Series 2012 3.50%, 02/01/2042–01/01/2043			5,181	5,548,382
Series 2013 3.50%, 04/01/2043			2,474	2,650,501
Series 2018 3.50%, 03/01/2048–04/01/2048			5,471	5,821,916
4.00%, 08/01/2048–09/01/2048			5,673	6,104,120
4.50%, 09/01/2048			3,670	3,962,059
Series 2019 3.50%, 11/01/2049			1,958	2,079,356
Series 2020 3.50%, 01/01/2050			2,546	2,715,017
FHLMC Uniform Mortgage-Backed Security Series 2019 3.50%, 06/01/2049			726	772,416
4.00%, 06/01/2049			877	946,595
FNMA Uniform Mortgage-Backed Security Series 2007 5.50%, 08/01/2037			209	237,278
Series 2010 4.00%, 12/01/2040			533	578,417
Series 2013 3.50%, 03/01/2043			11	11,577
4.00%, 10/01/2043			1,458	1,586,847
Series 2014 5.50%, 09/01/2041	U.S.$		698	$795,011
Series 2015 3.00%, 05/01/2045–08/01/2045			1,945	2,057,996
Series 2017 3.50%, 01/01/2047–11/01/2047			1,867	1,981,297
Series 2018 3.50%, 02/01/2048–03/01/2048			3,819	4,040,451
4.00%, 12/01/2048			688	739,966
4.50%, 09/01/2048			1,005	1,084,750
Series 2019 3.50%, 10/01/2049			1,607	1,706,855
4.00%, 06/01/2049			1,518	1,638,378
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046			846	899,275
Series 2020 3.00%, 04/01/2050, TBA			1,475	1,559,352

				66,982,456

Agency Fixed Rate 15-Year–0.4%
FNMA Uniform Mortgage-Backed Security Series 2013 2.50%, 03/01/2028–06/01/2028			72	75,165
Series 2014 2.50%, 09/01/2029			228	237,667
Series 2016 2.50%, 11/01/2031–01/01/2032			3,563	3,706,801
Series 2017 2.50%, 02/01/2032			143	148,419

				4,168,052

Total Mortgage Pass-Throughs (cost $68,687,978)				71,150,508

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.1%
Non-Agency Fixed Rate CMBS–3.7%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(c)			500	426,104
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050			615	642,714
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058			1,250	1,278,399
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(c)			2,120	2,099,043
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 02/10/2048			838	850,330
Series 2015-GC35, Class A4 3.818%, 11/10/2048			525	562,890

2020 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
Series 2016-C1, Class A4 3.209%, 05/10/2049	U.S.$		1,411	$1,481,425
Series 2016-GC36, Class A5 3.616%, 02/10/2049			645	685,179
Series 2018-B2, Class A4 4.009%, 03/10/2051			450	498,247
Commercial Mortgage Trust Series 2010-C1, Class D 5.895%, 07/10/2046(c)			1,070	1,050,272
Series 2013-CR12, Class A4 4.046%, 10/10/2046			500	528,422
Series 2014-UBS3, Class A4 3.819%, 06/10/2047			570	592,477
Series 2014-UBS5, Class A4 3.838%, 09/10/2047			990	1,036,248
Series 2015-CR24, Class A5 3.696%, 08/10/2048			655	698,926
Series 2015-DC1, Class A5 3.35%, 02/10/2048			1,005	1,030,979
Series 2015-LC21, Class XA 0.753%, 07/10/2048(f)			5,084	135,657
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057			736	761,991
Series 2015-C3, Class A4 3.718%, 08/15/2048			671	702,404
Series 2015-C4, Class A4 3.808%, 11/15/2048			1,775	1,869,216
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(c)			650	662,265
Series 2011-GC5, Class D 5.389%, 08/10/2044(c)			860	817,703
Series 2013-G1, Class A1 2.059%, 04/10/2031(c)			186	185,286
Series 2013-G1, Class A2 3.557%, 04/10/2031(c)			1,094	1,113,120
Series 2013-GC12, Class B 3.777%, 06/10/2046			465	454,447
Series 2014-GC18, Class D 4.989%, 01/10/2047(c)			100	86,630
Series 2018-GS9, Class A4 3.992%, 03/10/2051			1,640	1,759,536
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.419%, 08/15/2046(c)			116	109,597
Series 2012-C6, Class E 5.157%, 05/15/2045(c)			375	321,187
Series 2012-C8, Class AS 3.424%, 10/15/2045(c)			1,400	1,405,490
Series 2012-CBX, Class E 5.132%, 06/15/2045(g)			305	257,196
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047			1,085	1,145,511
Series 2014-C22, Class XA 0.835%, 09/15/2047(f)		U.S.$	14,672	$441,178
Series 2014-C26, Class AS 3.80%, 01/15/2048			770	785,895
Series 2015-C30, Class A5 3.822%, 07/15/2048			655	699,197
Series 2015-C31, Class A3 3.801%, 08/15/2048			1,344	1,434,540
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.068%, 09/15/2050(f)			4,272	231,878
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039			205	119,939
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)			1,327	1,331,788
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.375%, 09/15/2047(c)			100	85,764
Series 2011-C3, Class C 5.245%, 07/15/2049(c)			380	366,223
Series 2016-UB12, Class A4 3.596%, 12/15/2049			1,005	1,046,937
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 05/15/2051			1,220	1,344,870
Series 2018-C8, Class A4 3.983%, 02/15/2051			1,020	1,064,485
Series 2018-C9, Class A4 4.117%, 03/15/2051			1,690	1,880,862
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045			2,030	2,023,780
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.467%, 09/15/2048			669	569,258
Series 2016-LC25, Class C 4.418%, 12/15/2059			125	102,039
Series 2016-NXS6, Class C 4.314%, 11/15/2049			750	615,180
Series 2018-C43, Class A4 4.012%, 03/15/2051			450	494,783
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class C 5.335%, 03/15/2044(c)			410	397,345

				40,284,832

Non-Agency Floating Rate CMBS–1.4%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.605% (LIBOR 1 Month + 0.90%), 04/15/2035(c)(e)			826	666,127

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2018-KEYS, Class A 1.705% (LIBOR 1 Month + 1.00%), 05/15/2035(c)(e)	U.S.$	1,965	$1,748,755
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.705% (LIBOR 1 Month + 1.00%), 11/15/2033(e)(g)		1,935	1,856,410
BFLD Series 2019-DPLO, Class D 2.545% (LIBOR 1 Month + 1.84%), 10/15/2034(c)(e)		631	473,452
BHMS Series 2018-ATLS, Class A 1.955% (LIBOR 1 Month + 1.25%), 07/15/2035(e)(g)		1,512	1,264,567
BHP Trust Series 2019-BXHP, Class C 2.227% (LIBOR 1 Month + 1.52%), 08/15/2036(c)(e)		335	273,443
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.705% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(e)		712	647,313
BX Trust Series 2018-EXCL, Class A 1.792% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(e)		1,484	1,295,481
CLNY Trust Series 2019-IKPR, Class D 2.73% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(e)		915	663,095
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.78% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(e)		1,631	1,333,956
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.905% (LIBOR 1 Month + 1.20%), 06/15/2038(c)(e)		751	675,424
Series 2019-SMP, Class A 1.855% (LIBOR 1 Month + 1.15%), 08/15/2032(c)(e)		820	696,497
Series 2019-SMP, Class D 2.655% (LIBOR 1 Month + 1.95%), 08/15/2032(c)(e)		230	176,707
Invitation Homes Trust Series 2018-SFR4, Class A 1.90% (LIBOR 1 Month + 1.10%), 01/17/2038(c)(e)		869	805,911
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555% (LIBOR 1 Month + 1.85%), 01/16/2037(e)(g)		143	131,105
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.655% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(g)	U.S.$	246	$223,296
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 1.488% (LIBOR 1 Month + 0.78%), 07/15/2033(c)(e)		610	582,615
Series 2019-MILE, Class A 2.205% (LIBOR 1 Month + 1.50%), 07/15/2036(e)(g)		372	348,430
Starwood Retail Property Trust Series 2014-STAR, Class A 2.175% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(e)		1,909	1,781,436

			15,644,020

Total Commercial Mortgage-Backed Securities (cost $58,391,088)			55,928,852

COLLATERALIZED MORTGAGE OBLIGATIONS–4.1%
Risk Share Floating Rate–3.5%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 2.297% (LIBOR 1 Month + 1.35%), 08/25/2028(c)(e)		573	569,291
Series 2018-3A, Class M1B 2.797% (LIBOR 1 Month + 1.85%), 10/25/2028(c)(e)		612	608,735
Series 2019-1A, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		1,469	1,294,795
Series 2019-2A, Class M1C 2.947% (LIBOR 1 Month + 2.00%), 04/25/2029(c)(e)		829	737,041
Series 2019-3A, Class M1B 2.547% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		1,011	864,796
Series 2019-3A, Class M1C 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		441	327,471
Series 2019-4A, Class M1B 2.947% (LIBOR 1 Month + 2.00%), 10/25/2029(c)(e)		910	869,033
Series 2019-4A, Class M1C 3.447% (LIBOR 1 Month + 2.50%), 10/25/2029(c)(e)		235	177,703
Series 2019-4A, Class M2 3.797% (LIBOR 1 Month + 2.85%), 10/25/2029(c)(e)		330	202,326
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 3.347% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)		521	445,494

2020 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2019-R02, Class 1M2 3.247% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)	U.S.$	617	$510,515
Series 2019-R03, Class 1M2 3.097% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)		403	330,244
Series 2019-R04, Class 2M2 3.047% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(e)		666	542,015
Series 2019-R05, Class 1M2 2.947% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(e)		755	637,538
Series 2019-R06, Class 2M2 3.047% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(e)		1,082	836,333
Series 2019-R07, Class 1M2 3.047% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)		1,475	1,188,456
Series 2020-R01, Class 1M2 2.997% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)		910	541,450
Series 2020-R02, Class 2M1 1.697% (LIBOR 1 Month + 0.75%), 01/25/2040(c)(e)		311	298,484
Eagle RE Ltd. Series 2018-1, Class M1 2.647% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(e)		442	439,505
Series 2018-1, Class M2 3.947% (LIBOR 1 Month + 3.00%), 11/25/2028(c)(e)		295	203,809
Series 2020-1, Class M1A 1.847% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)		1,045	996,370
Federal Home Loan Mortgage Corp. Series 2013-DN1, Class M2 8.097% (LIBOR 1 Month + 7.15%), 07/25/2023(e)		922	876,420
Series 2019-DNA3, Class M2 2.997% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(e)		195	159,079
Series 2019-DNA4, Class M2 2.897% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)		1,130	848,202
Series 2019-FTR2, Class M2 3.097% (LIBOR 1 Month + 2.15%), 11/25/2048(c)(e)		482	358,941
Series 2019-HQA3, Class M2 2.797% (LIBOR 1 Month + 1.85%), 09/25/2049(c)(e)		275	223,016
Series 2019-HQA4, Class M1 1.717% (LIBOR 1 Month + 0.77%), 11/25/2049(c)(e)		580	561,066
Series 2020-DNA1, Class M2 2.647% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)		895	577,274
Series 2020-HQA2, Class M1 1.911% (LIBOR 1 Month + 1.10%), 03/25/2050(c)(e)	U.S.$	905	$873,617
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2 2.797% (LIBOR 1 Month + 1.85%), 10/25/2027(e)		132	128,637
Series 2015-DNA2, Class M2 3.547% (LIBOR 1 Month + 2.60%), 12/25/2027(e)		14	14,403
Series 2015-DNA3, Class M3 5.647% (LIBOR 1 Month + 4.70%), 04/25/2028(e)		308	281,922
Series 2015-HQA2, Class M3 5.747% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		539	507,483
Series 2016-DNA1, Class M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2028(e)		38	38,105
Series 2016-DNA1, Class M3 6.497% (LIBOR 1 Month + 5.55%), 07/25/2028(e)		318	305,968
Series 2016-DNA4, Class M2 2.247% (LIBOR 1 Month + 1.30%), 03/25/2029(e)		80	78,400
Series 2017-DNA1, Class M2 4.197% (LIBOR 1 Month + 3.25%), 07/25/2029(e)		265	233,200
Series 2017-DNA2, Class M2 4.397% (LIBOR 1 Month + 3.45%), 10/25/2029(e)		434	385,878
Series 2017-DNA3, Class M2 3.447% (LIBOR 1 Month + 2.50%), 03/25/2030(e)		630	542,330
Series 2017-HQA2, Class M2 3.597% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		250	216,439
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.847% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		605	575,845
Series 2014-C04, Class 2M2 5.947% (LIBOR 1 Month + 5.00%), 11/25/2024(e)		490	472,300
Series 2015-C01, Class 1M2 5.247% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		1,344	1,264,757
Series 2015-C01, Class 2M2 5.497% (LIBOR 1 Month + 4.55%), 02/25/2025(e)		369	355,559
Series 2015-C02, Class 1M2 4.947% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		679	630,161

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2015-C02, Class 2M2 4.947% (LIBOR 1 Month + 4.00%), 05/25/2025(e)	U.S.$	768	$724,516
Series 2015-C03, Class 1M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		907	873,906
Series 2015-C03, Class 2M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		816	786,476
Series 2015-C04, Class 1M2 6.647% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		626	619,400
Series 2015-C04, Class 2M2 6.497% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		790	731,431
Series 2016-C01, Class 2M2 7.897% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		152	151,830
Series 2016-C02, Class 1M2 6.947% (LIBOR 1 Month + 6.00%), 09/25/2028(e)		577	562,554
Series 2016-C03, Class 2M2 6.847% (LIBOR 1 Month + 5.90%), 10/25/2028(e)		518	504,610
Series 2016-C04, Class 1M2 5.197% (LIBOR 1 Month + 4.25%), 01/25/2029(e)		307	288,631
Series 2016-C05, Class 2M2 5.397% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		1,202	1,147,323
Series 2016-C06, Class 1M2 5.197% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		325	312,999
Series 2016-C07, Class 2M2 5.297% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		211	201,553
Series 2017-C02, Class 2M2 4.597% (LIBOR 1 Month + 3.65%), 09/25/2029(e)		276	199,130
Series 2017-C04, Class 2M2 3.797% (LIBOR 1 Month + 2.85%), 11/25/2029(e)		540	471,246
Series 2018-C01, Class 1M2 3.197% (LIBOR 1 Month + 2.25%), 07/25/2030(e)		350	302,230
Home Re Ltd. Series 2018-1, Class M1 2.547% (LIBOR 1 Month + 1.60%), 10/25/2028(c)(e)		255	253,973
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.197% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(g)		66	67,662
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.847% (LIBOR 1 Month + 1.90%), 11/26/2029(c)(e)	U.S.$	875	$830,918
Series 2020-1, Class M1A 1.897% (LIBOR 1 Month + 0.95%), 02/25/2030(c)(e)		417	399,725
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		474	424,545
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.613% (LIBOR 1 Month + 2.00%), 03/27/2024(e)(g)		785	753,985
Series 2019-2R, Class A 4.363% (LIBOR 1 Month + 2.75%), 05/27/2023(e)(g)		1,036	967,130
Series 2019-3R, Class A 3.659% (LIBOR 1 Month + 2.70%), 10/27/2022(e)(g)		381	364,664
Series 2020-1R, Class A 3.995% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(g)		836	626,997
Radnor RE Ltd. Series 2019-1, Class M1B 2.897% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		1,186	1,182,170
Series 2019-2, Class M1B 2.697% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		1,148	1,073,982
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.877% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(g)		376	336,530
Series 2015-WF1, Class 2M2 7.127% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(g)		116	104,281

			38,394,803

Agency Floating Rate–0.6%
Federal Home Loan Mortgage Corp. Series 4954, Class SL 5.345% (6.05%–LIBOR 1 Month), 02/25/2050(e)(h)		3,262	592,826
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 5.495% (6.20%–LIBOR 1 Month), 10/15/2042(e)(h)		851	184,081
Series 4693, Class SL 5.445% (6.15%–LIBOR 1 Month), 06/15/2047(e)(h)		2,569	519,976
Series 4719, Class JS 5.445% (6.15%–LIBOR 1 Month), 09/15/2047(e)(h)		1,135	175,806

2020 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 4727, Class SA 5.495% (6.20%–LIBOR 1 Month), 11/15/2047(e)(h)	U.S.$	2,774	$380,512
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.593% (6.54%–LIBOR 1 Month), 12/25/2041(e)(h)		1,182	239,552
Series 2012-70, Class SA 5.603% (6.55%–LIBOR 1 Month), 07/25/2042(e)(h)		1,570	354,910
Series 2014-17, Class SA 5.103% (6.05%–LIBOR 1 Month), 04/25/2044(e)(h)		3,115	654,056
Series 2014-78, Class SE 5.153% (6.10%–LIBOR 1 Month), 12/25/2044(e)(h)		1,071	201,607
Series 2014-92, Class SX 5.153% (6.10%–LIBOR 1 Month), 01/25/2045(e)(h)		2,782	576,086
Series 2016-77, Class DS 5.053% (6.00%–LIBOR 1 Month), 10/25/2046(e)(h)		2,550	466,507
Series 2017-16, Class SG 5.103% (6.05%–LIBOR 1 Month), 03/25/2047(e)(h)		1,204	230,417
Series 2017-62, Class AS 5.203% (6.15%–LIBOR 1 Month), 08/25/2047(e)(h)		1,200	198,249
Series 2017-81, Class SA 5.253% (6.20%–LIBOR 1 Month), 10/25/2047(e)(h)		1,027	206,245
Series 2017-97, Class LS 5.253% (6.20%–LIBOR 1 Month), 12/25/2047(e)(h)		1,846	420,274
Series 2017-97, Class SW 5.253% (6.20%–LIBOR 1 Month), 12/25/2047(e)(h)		980	220,633
Government National Mortgage Association Series 2017-122, Class SA 5.427% (6.20%–LIBOR 1 Month), 08/20/2047(e)(h)		1,134	220,210
Series 2017-134, Class SE 5.427% (6.20%–LIBOR 1 Month), 09/20/2047(e)(h)		1,091	155,562
Series 2017-65, Class ST 5.377% (6.15%–LIBOR 1 Month), 04/20/2047(e)(h)		1,325	277,860

			6,275,369

Non-Agency Floating Rate–0.0%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 3.047% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		281	242,412

Total Collateralized Mortgage Obligations (cost $49,564,718)			44,912,584

INVESTMENT COMPANIES–2.9%
Funds and Investment Trusts—2.9% (i)
AB All Market Real Return Portfolio–Class Z(j) (cost $45,291,823)		4,948,193	$32,064,292

	Principal Amount (000)

CORPORATES—NON-INVESTMENT GRADE–2.7%

Industrial–1.7%
Basic–0.1%
OCI NV 5.00%, 04/15/2023(c)	EUR	445	461,544
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(c)		530	574,454
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(c)		330	333,002
Series JAN 2.875%, 12/15/2027(c)		117	117,361

			1,486,361

Capital Goods–0.2%
Crown European Holdings SA 2.625%, 09/30/2024(c)		435	455,082
Silgan Holdings, Inc. 2.25%, 06/01/2028(c)		440	431,381
TransDigm, Inc. 6.25%, 03/15/2026(c)	U.S.$	864	860,950
Trivium Packaging Finance BV 5.50%, 08/15/2026(c)		325	324,126

			2,071,539

Communications—Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/2023(c)		725	723,716
CSC Holdings LLC 6.75%, 11/15/2021		285	296,187
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(c)		381	309,448

			1,329,351

Consumer Cyclical—Automotive–0.1%
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(c)(k)	EUR	445	382,885
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 05/15/2026(c)		385	352,648
Tenneco, Inc. 5.00%, 07/15/2024(c)		260	191,081

			926,614

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical—Other–0.1%
International Game Technology PLC 6.50%, 02/15/2025(c)	U.S.$	885	$780,420

Consumer Cyclical—Retailers–0.0%
Dufry One BV 2.00%, 02/15/2027(c)	EUR	242	209,518

Consumer Non-Cyclical–0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(c)	U.S.$	1,336	1,317,148
4.625%, 01/15/2027(c)		171	170,078
Catalent Pharma Solutions, Inc. 2.375%, 03/01/2028(c)	EUR	237	242,144
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(c)		123	125,084
CVS Health Corp. 3.625%, 04/01/2027	U.S.$	351	358,891
Grifols SA 1.625%, 02/15/2025(c)	EUR	747	796,563
IQVIA, Inc. 3.25%, 03/15/2025(c)		465	500,699
Spectrum Brands, Inc. 5.75%, 07/15/2025	U.S.$	821	773,497

			4,284,104

Energy–0.2%
Hess Midstream Operations LP 5.625%, 02/15/2026(c)		546	391,640
Occidental Petroleum Corp. 2.90%, 08/15/2024		550	302,363
3.50%, 08/15/2029		1,394	658,386
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		671	644,173
Transocean Poseidon Ltd. 6.875%, 02/01/2027(c)		375	300,405
Western Midstream Operating LP 4.05%, 02/01/2030		495	216,855

			2,513,822

Other Industrial–0.1%
Rexel SA 2.125%, 06/15/2025(c)	EUR	450	424,365
SPIE SA 3.125%, 03/22/2024(c)		400	423,125

			847,490

Services–0.1%
Arena Luxembourg Finance Sarl 1.875%, 02/01/2028(c)		403	379,078
Intertrust Group BV 3.375%, 11/15/2025(c)		270	286,640
Q-Park Holding I BV 2.00%, 03/01/2027(c)		211	198,950

			864,668

Technology–0.2%
CommScope, Inc. 5.50%, 03/01/2024(c)	U.S.$	515	$520,459
6.00%, 03/01/2026(c)		653	653,288
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(c)		51	52,649
EMC Corp. 3.375%, 06/01/2023		645	634,809

			1,861,205

Transportation—Services–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/2025(l)(m)		800	812,324
Europcar Mobility Group 4.00%, 04/30/2026(c)	EUR	170	84,372
Loxam SAS 4.25%, 04/15/2024(c)		160	150,114

			1,046,810

			18,221,902

Financial Institutions–1.0%
Banking–0.9%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(d)	U.S.$	400	312,508
Banco Santander SA 6.75%, 04/25/2022(c)(d)	EUR	500	496,305
Citigroup, Inc. 5.95%, 01/30/2023(d)	U.S.$	491	474,777
Series P 5.95%, 05/15/2025(d)		367	355,282
Series Q 5.95%, 08/15/2020(d)		610	540,070
Series V 4.70%, 01/30/2025(d)		3	2,541
Credit Suisse Group AG 7.50%, 07/17/2023–12/11/2023(c)(d)		1,971	1,859,597
Danske Bank A/S 5.875%, 04/06/2022(c)(d)	EUR	320	337,177
Goldman Sachs Group, Inc. (The) Series M 5.375%, 05/10/2020(d)	U.S.$	143	127,626
Series O 5.30%, 11/10/2026(d)		35	33,595
Series P 5.00%, 11/10/2022(d)		433	369,626
Intesa Sanpaolo SpA 5.017%, 06/26/2024(c)		400	388,648
Series E 3.928%, 09/15/2026(c)	EUR	29	32,282
Morgan Stanley Series J 5.55%, 07/15/2020(d)	U.S.$	485	422,464

2020 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(d)	U.S.$	1,335	$1,322,411
Series U 3.77% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)		1,300	1,085,331
Standard Chartered PLC 3.28% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		800	611,176
7.50%, 04/02/2022(c)(d)		557	541,521

			9,312,937

Finance–0.1%
Lincoln Financing SARL 3.625%, 04/01/2024(c)	EUR	445	406,428
Navient Corp. 6.625%, 07/26/2021	U.S.$	1,140	1,170,062

			1,576,490

			10,889,427

Total Corporates—Non-Investment Grade (cost $33,126,017)			29,111,329

QUASI-SOVEREIGNS–2.0%

Quasi-Sovereign Bonds–2.0%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(c)		610	568,145
3.70%, 01/30/2050(c)		400	343,500

			911,645

China–1.6%
China Development Bank Series 1805 4.88%, 02/09/2028	CNY	17,260	2,719,269
Series 1903 3.30%, 02/01/2024		2,600	374,626
Series 1904 3.68%, 02/26/2026		93,500	13,536,380
State Grid Overseas Investment Ltd. 4.125%, 05/07/2024(c)	U.S.$	951	1,014,209

			17,644,484

Indonesia–0.2%
Pertamina Persero PT 3.10%, 08/25/2030(c)		300	266,157
6.45%, 05/30/2044(c)		525	572,906
Perusahaan Listrik Negara PT 4.125%, 05/15/2027(c)		495	482,275
5.45%, 05/21/2028(c)		618	644,072

			1,965,410

Mexico–0.1%
Petroleos Mexicanos 5.95%, 01/28/2031(c)		131	90,390
6.75%, 09/21/2047		588	380,201
6.84%, 01/23/2030(c)		692	500,676
7.69%, 01/23/2050(c)	U.S.$	445	$302,600

			1,273,867

Total Quasi-Sovereigns (cost $21,961,362)			21,795,406

ASSET-BACKED SECURITIES–1.9%
Autos—Fixed Rate–1.0%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(c)		1,240	1,192,599
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		500	493,370
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(c)		382	387,651
Series 2019-3A, Class B 2.58%, 08/15/2023(c)		550	542,063
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(c)		880	880,918
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(c)		330	342,155
Series 2016-4, Class D 3.89%, 11/15/2022(c)		435	434,348
Series 2017-4, Class A 2.07%, 04/15/2022(c)		14	13,543
Series 2018-3, Class B 3.59%, 12/16/2024(c)		600	596,888
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 05/15/2022		1,090	1,088,738
Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.67%, 09/25/2021(c)		725	716,893
Series 2017-1A, Class A 2.96%, 10/25/2021(c)		1,395	1,372,410
Series 2018-1A, Class A 3.29%, 02/25/2024(c)		450	424,578
Series 2019-1A, Class A 3.71%, 03/25/2023(c)		1,125	1,091,947
Series 2019-2A, Class A 3.42%, 05/25/2025(c)		530	507,029
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(c)		500	495,478
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/2023(c)		350	349,903

			10,930,511

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Other ABS—Fixed Rate–0.6%
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(c)	U.S.$	350	$260,871
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 07/15/2025(c)		54	53,840
Marlette Funding Trust Series 2018-3A, Class A 3.20%, 09/15/2028(c)		72	71,435
Series 2018-4A, Class A 3.71%, 12/15/2028(c)		273	265,735
Series 2019-1A, Class A 3.44%, 04/16/2029(c)		313	301,979
Series 2019-3A, Class A 2.69%, 09/17/2029(c)		735	711,349
Series 2020-1A, Class A 2.24%, 03/15/2030(c)		425	411,920
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(c)		350	335,571
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(g)		774	783,316
Series 2015-1A, Class C 3.156%, 10/08/2020(g)		538	538,565
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/2025(c)		29	28,763
Series 2016-3, Class A 3.05%, 12/26/2025(c)		41	41,077
Series 2017-2, Class A 3.28%, 02/25/2026(c)		204	203,181
Series 2017-5, Class A2 2.78%, 09/25/2026(c)		562	531,384
Series 2017-6, Class A2 2.82%, 11/25/2026(c)		626	610,425
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(c)		277	232,095
Series 2018-3, Class A2 3.67%, 08/25/2027(c)		855	829,310
Series 2019-3, Class A 2.90%, 05/25/2028(c)		381	368,774

			6,579,590

Credit Cards—Fixed Rate–0.3%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024		1,340	1,336,290
Series 2018-B, Class M 3.81%, 07/15/2025		445	450,178
Series 2019-B, Class M 3.04%, 04/15/2026		1,065	1,059,518

			2,845,986

Total Asset-Backed Securities (cost $20,798,123)			20,356,087

COVERED BONDS–1.3%
Banco de Sabadell SA 0.875%, 11/12/2021(c)	EUR	500	$560,449
Commonwealth Bank of Australia Series E 0.75%, 11/04/2021(c)		610	682,362
Credit Suisse AG/Guernsey 1.75%, 01/15/2021(c)		560	627,215
Danske Hypotek AB Series 2312 1.00%, 12/20/2023(c)	SEK	14,000	1,449,568
DNB Boligkreditt AS 3.875%, 06/16/2021(c)	EUR	473	547,432
National Bank of Canada 1.50%, 03/25/2021(c)		461	516,587
Nordea Hypotek AB Series 5534 1.00%, 09/18/2024(c)	SEK	14,800	1,533,432
Royal Bank of Canada 1.625%, 08/04/2020(c)	EUR	575	637,896
Santander UK PLC 1.625%, 11/26/2020(c)		564	629,494
Skandinaviska Enskilda Banken AB Series 576 1.00%, 12/20/2023(c)	SEK	14,000	1,449,384
Stadshypotek AB Series 1588 1.50%, 03/01/2024(c)		14,000	1,477,235
Swedbank Hypotek AB Series 194 1.00%, 09/18/2024(c)		14,800	1,533,432
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/2021(c)	EUR	435	462,029
UBS AG/London 1.375%, 04/16/2021(c)		1,105	1,238,825
4.00%, 04/08/2022(c)		495	592,170
Westpac Banking Corp. Series E 1.50%, 03/24/2021(c)		585	655,474

Total Covered Bonds (cost $15,075,889)			14,592,984

COLLATERALIZED LOAN OBLIGATIONS–0.9%
CLO—Floating Rate–0.9%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 3.544% (LIBOR 3 Month + 1.75%), 04/26/2031(c)(e)	U.S.$	250	213,243
Dryden CLO Ltd. Series 2018-57A, Class A 2.702% (LIBOR 3 Month + 1.01%), 05/15/2031(c)(e)		750	700,863
Series 2020-78A, Class C Zero Coupon, (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		830	529,540

2020 Semi-Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2020-78A, Class D Zero Coupon, (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)	U.S.$	500	$278,500
Elevation CLO Ltd. Series 2020-11A, Class C Zero Coupon, (LIBOR 3 Month + 2.20%) 04/15/2033(c)(e)		670	462,164
Goldentree Loan Opportunities Ltd. Series 2015-11A, Class AR2 2.889% (LIBOR 3 Month + 1.07%), 01/18/2031(c)(e)		354	335,828
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 2.954% (LIBOR 3 Month + 1.16%), 01/27/2031(c)(e)		344	326,627
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 2.824% (LIBOR 3 Month + 1.03%), 04/26/2031(c)(e)		250	235,968
Series 2018-1A, Class A2 3.424% (LIBOR 3 Month + 1.63%), 04/26/2031(c)(e)		250	227,180
ICG US CLO Ltd. Series 2015-1A, Class A1R 2.959% (LIBOR 3 Month + 1.14%), 10/19/2028(c)(e)		570	546,704
Kayne CLO Ltd. Series 2020-7A, Class C Zero Coupon, (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		250	115,000
Marble Point CLO XI Ltd. Series 2017-2A, Class A 2.999% (LIBOR 3 Month + 1.18%), 12/18/2030(c)(e)		678	633,523
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 2.872% (LIBOR 3 Month + 1.18%), 11/18/2031(c)(e)		461	430,956
OZLM Ltd. Series 2018-18A, Class A 2.851% (LIBOR 3 Month + 1.02%), 04/15/2031(c)(e)		745	695,789
Series 2018-22A, Class A1 2.906% (LIBOR 3 Month + 1.07%), 01/17/2031(c)(e)		302	282,335
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.009% (LIBOR 3 Month + 1.19%), 10/20/2030(c)(e)		668	629,023
Romark CLO III Ltd. Series 2019-3A, Class A1 3.201% (LIBOR 3 Month + 1.37%), 07/15/2032(c)(e)		650	591,792
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 2.831% (LIBOR 3 Month + 1.00%), 04/15/2031(c)(e)		1,050	962,097
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 2.971% (LIBOR 3 Month + 1.14%), 01/15/2031(c)(e)	U.S.$	722	$676,805
Series 2017-4A, Class B 3.145% (LIBOR 3 Month + 1.45%), 11/20/2030(c)(e)		300	269,352
Voya CLO Ltd. Series 2019-1A, Class DR Zero Coupon, (LIBOR 3 Month + 2.85%) 04/15/2031(c)(e)		340	248,174

Total Collateralized Loan Obligations (cost $10,931,912)			9,391,463

AGENCIES–0.8%
Agency Debentures–0.8%
Federal Home Loan Bank 2.50%, 02/13/2024		585	630,045
1.875%, 07/07/2021		1,210	1,232,772
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/2020		6,490	6,473,386

Total Agencies (cost $8,211,126)			8,336,203

EMERGING MARKETS—TREASURIES–0.4%
Brazil–0.4%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 04/01/2020 (cost $5,703,073)	BRL	23,750	4,575,786

EMERGING MARKETS—SOVEREIGNS–0.4%
Angola–0.0%
Angolan Government International Bond 8.00%, 11/26/2029(c)	U.S.$	642	243,960

Bahrain–0.1%
Bahrain Government International Bond 5.625%, 09/30/2031(c)		690	553,725

Costa Rica–0.0%
Costa Rica Government International Bond 6.125%, 02/19/2031(c)		490	410,375

Dominican Republic–0.1%
Dominican Republic International Bond 5.95%, 01/25/2027(c)		751	703,124

Egypt–0.1%
Egypt Government International Bond 6.125%, 01/31/2022(c)		433	415,274
7.50%, 01/31/2027(c)		535	478,825

			894,099

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Nigeria–0.0%
Nigeria Government International Bond 5.625%, 06/27/2022	U.S.$	315	$270,900
6.75%, 01/28/2021(c)		305	282,983

			553,883

Senegal–0.1%
Senegal Government International Bond 6.25%, 05/23/2033(c)		655	584,588

Sri Lanka–0.0%
Sri Lanka Government International Bond 6.85%, 03/14/2024(c)		310	183,514
7.85%, 03/14/2029(c)		310	167,728

			351,242

Total Emerging Markets—Sovereigns (cost $5,570,186)			4,294,996

EMERGING MARKETS—CORPORATE BONDS–0.4%

Industrial–0.3%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 06/27/2029(c)(n)(o)		215	9,339
7.125%, 06/26/2042(c)(n)(o)		760	38,095

			47,434

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		1,127	974,855

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(c)		475	403,230
BRF SA 3.95%, 05/22/2023(c)		478	431,694
4.875%, 01/24/2030(c)		290	240,474

			1,075,398

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(c)		615	576,562
7.375%, 02/09/2024(c)		510	508,008

			1,084,570

			3,182,257

Utility–0.1%
Electric–0.1%
Centrais Eletricas Brasileiras 4.625%, 02/04/2030(c)		203	179,655
Centrais Eletricas Brasileiras SA 3.625%, 02/04/2025(c)		202	179,780
Terraform Global Operating LLC 6.125%, 03/01/2026(g)	U.S.$	344	$337,990

			697,425

Total Emerging Markets—Corporate Bonds (cost $4,723,399)			3,879,682

GOVERNMENTS—SOVEREIGN BONDS–0.3%
Indonesia–0.0%
Indonesia Government International Bond 5.875%, 01/15/2024(c)		470	511,566

Israel–0.1%
Israel 3.875%, 07/03/2050		766	766,000

Qatar–0.1%
Qatar Government International Bond 3.875%, 04/23/2023(c)		750	776,250

Saudi Arabia–0.1%
Saudi Government International Bond 3.25%, 10/26/2026(c)		535	532,325
4.50%, 10/26/2046(c)		203	205,030
4.625%, 10/04/2047(c)		605	618,612

			1,355,967

Total Governments—Sovereign Bonds (cost $3,447,329)			3,409,783

SUPRANATIONALS–0.2%
Supranationals–0.2%
European Financial Stability Facility 0.125%, 10/17/2023(c)	EUR	1,703	1,905,247
European Investment Bank 4.75%, 08/07/2024(c)	AUD	809	574,910

Total Supranationals (cost $2,624,256)			2,480,157

GOVERNMENTS—SOVEREIGN AGENCIES–0.2%
Canada–0.2%
Canada Housing Trust No. 1 1.80%, 12/15/2024(c) (cost $1,693,235)	CAD	2,225	1,634,797

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.1%
United States–0.1%
State of Florida Series 2019A 5.00%, 06/01/2020 (cost $972,881)	U.S.$	968	974,166

2020 Semi-Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.1%
Canada–0.1%
Province of Manitoba Canada 3.85%, 12/01/2021 (cost $1,258,677)		CAD	1,220	$909,543

	Notional Amount

OPTIONS PURCHASED—PUTS–0.0%
Swaptions–0.0%
IRS Swaption Expiration: Sep 2020; Contracts: 4,630,000; Exercise Rate: 1.23%; Counterparty: JPMorgan Chase Bank, NA(n) (premiums paid $217,610)		USD	4,630,000	162,903

OPTIONS PURCHASED—CALLS–0.0%
Swaptions–0.0%
IRS Swaption Expiration: Jun 2020; Contracts: 6,370,000; Exercise Rate: 0.48%; Counterparty: Bank of America, NA(n) (premiums paid $199,381)			6,370,000	108,667

	Shares

SHORT-TERM INVESTMENTS–4.9%
Investment Companies–2.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(i)(j)(p) (cost $24,346,840)			24,346,840	24,346,840

	Principal Amount (000)

GOVERNMENTS—TREASURIES–2.0%
Japan–2.0%
Japan Treasury Discount Bill Series 886 Zero Coupon, 08/11/2020		JPY	369,150	3,435,489
Series 887 Zero Coupon, 05/11/2020		U.S.$	1,360,150	12,653,032
Series 896 Zero Coupon, 06/22/2020			674,950	6,280,095

Total Governments–Treasuries (cost $21,732,689)				22,368,616

U.S. Treasury Bills–0.5%
U.S. Treasury Bill Zero Coupon, 04/16/2020 (cost $5,537,052)	U.S.$		5,540	$5,539,769

Short-Term Municipal Notes–0.2%
Massachusetts–0.1%
Commonwealth of Massachusetts Series 2019A 4.00%, 04/23/2020			1,000	1,001,620

Texas–0.1%
State of Texas 4.00%, 08/27/2020			990	1,001,167

Total Short-Term Municipal Notes (cost $1,998,789)				2,002,787

Total Short-Term Investments (cost $53,615,370)				54,258,012

Total Investments—99.8% (cost $1,110,496,675)				1,089,918,301

Other assets less liabilities—0.2%				2,677,582

Net Assets—100.0%				$1,092,595,883

48	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

3 Yr Australian Bond Futures	103	June 2020	$7,419,480	$19,408

10 Yr Australian Bond Futures	23	June 2020	2,130,736	65,996

10 Yr Canadian Bond Futures	407	June 2020	42,553,812	454,681

10 Yr Japan Bond (OSE) Futures	222	June 2020	315,001,535	(2,221,893)

Euro Buxl 30 Yr Bond Futures	32	June 2020	7,407,955	(138,625)

Euro-BOBL Futures	110	June 2020	16,403,533	(48,933)

Euro-Bund Futures	70	June 2020	13,318,282	(58,860)

FTSE 100 Index Futures	68	June 2020	4,759,902	72,855

Mini MSCI EAFE Futures	254	June 2020	19,803,110	1,510,894

Mini MSCI Emerging Markets Futures	807	June 2020	34,011,015	305,818

MSCI Singapore IX ETS Futures	588	April 2020	11,641,271	(144,346)

Russell 2000 E-Mini Futures	240	June 2020	13,771,200	(912,921)

S&P 500 E-Mini Futures	76	June 2020	9,764,860	225,799

S&P Mid 400 E Mini Futures	46	June 2020	6,613,880	75,487

TOPIX Index Futures	16	June 2020	2,087,701	27,487

U.S. 10 Yr Ultra Futures	25	June 2020	3,900,781	131,701

U.S. Long Bond (CBT) Futures	55	June 2020	9,848,438	884,220

U.S. T-Note 2 Yr (CBT) Futures	274	June 2020	60,384,890	585,072

U.S. T-Note 5 Yr (CBT) Futures	2,847	June 2020	356,898,141	3,566,252

U.S. T-Note 10 Yr (CBT) Futures	237	June 2020	32,868,938	725,885

U.S. Ultra Bond (CBT) Futures	132	June 2020	29,287,500	2,374,037

Sold Contracts

10 Yr Australian Bond Futures	92	June 2020	8,522,943	(141,980)

10 Yr Mini Japan Government Bond Futures	38	June 2020	5,394,745	72,643

Euro STOXX 50 Index Futures	827	June 2020	25,055,327	(1,971,524)

Euro-Bund Futures	50	June 2020	9,513,059	255,488

Hang Seng Index Futures	6	April 2020	917,868	(16,704)

Long Gilt Futures	103	June 2020	17,423,648	(194,142)

S&P 500 E-Mini Futures	324	June 2020	41,629,140	(281,132)

S&P/TSX 60 Index Futures	95	June 2020	10,992,539	(444,658)

SPI 200 Futures	196	June 2020	15,398,474	(107,525)

TOPIX Index Futures	16	June 2020	2,087,701	(143,283)

U.S. T-Note 2 Yr (CBT) Futures	163	June 2020	35,922,398	(603,202)

U.S. T-Note 5 Yr (CBT) Futures	255	June 2020	31,966,641	(666,574)

U.S. T-Note 10 Yr (CBT) Futures	97	June 2020	13,452,688	(530,646)

U.S. Ultra 10 Yr (CBT) Futures	35	June 2020	5,461,094	(351,688)

U.S. Ultra Bond(CBT) Futures	54	June 2020	11,981,250	(937,234)

				$1,437,853

2020 Semi-Annual Report	49

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	2,156	EUR	1,927	04/08/2020	$(30,605)

Bank of America, NA	USD	867	JPY	95,001	04/09/2020	16,236

Bank of America, NA	CAD	16,991	USD	11,836	05/22/2020	(243,712)

Bank of America, NA	USD	15,073	CHF	14,169	05/29/2020	(310,163)

Barclays Bank PLC	EUR	2,524	USD	2,747	04/08/2020	(36,706)

Barclays Bank PLC	USD	3,270	EUR	2,966	04/08/2020	1,544

Barclays Bank PLC	JPY	685,193	USD	6,131	04/09/2020	(242,237)

Barclays Bank PLC	CNY	39,024	USD	5,476	04/16/2020	(33,896)

Barclays Bank PLC	USD	1,462	INR	104,986	04/23/2020	(83,870)

Barclays Bank PLC	USD	1,014	CLP	847,550	05/13/2020	(22,955)

Barclays Bank PLC	USD	1,697	KRW	2,013,081	05/14/2020	(43,569)

Barclays Bank PLC	TWD	62,528	USD	2,101	05/21/2020	18,015

BNP Paribas SA	EUR	6,042	USD	6,756	04/08/2020	90,781

BNP Paribas SA	JPY	458,811	USD	4,207	04/09/2020	(60,721)

BNP Paribas SA	USD	1,508	JPY	162,864	04/09/2020	6,897

BNP Paribas SA	CNY	30,532	USD	4,304	04/16/2020	(6,725)

BNP Paribas SA	USD	514	CNY	3,679	04/16/2020	5,453

BNP Paribas SA	USD	12,521	CNY	87,550	04/16/2020	(158,635)

BNP Paribas SA	KRW	2,442,851	USD	2,064	05/14/2020	56,953

BNP Paribas SA	SEK	66,120	USD	6,757	05/14/2020	66,970

BNP Paribas SA	AUD	3,692	USD	2,267	06/11/2020	(4,281)

Citibank, NA	BRL	27,215	USD	5,680	04/02/2020	442,200

Citibank, NA	BRL	7,939	USD	1,527	04/02/2020	(764)

Citibank, NA	USD	5,235	BRL	27,215	04/02/2020	2,620

Citibank, NA	USD	1,744	BRL	7,939	04/02/2020	(216,488)

Citibank, NA	EUR	15,923	USD	17,645	04/08/2020	80,160

Citibank, NA	EUR	5,799	USD	6,342	04/08/2020	(54,633)

Citibank, NA	USD	16,874	EUR	14,877	04/08/2020	(463,387)

Citibank, NA	USD	4,292	JPY	465,352	04/09/2020	36,762

Citibank, NA	USD	1,325	INR	95,461	04/23/2020	(71,264)

Citibank, NA	USD	2,428	BRL	12,619	05/05/2020	(4,793)

Citibank, NA	CLP	849,230	USD	1,017	05/13/2020	23,374

Citibank, NA	USD	2,052	KRW	2,438,882	05/14/2020	(48,258)

Citibank, NA	GBP	3,264	USD	4,202	05/15/2020	144,605

Citibank, NA	RUB	285,180	USD	3,997	05/20/2020	369,569

Citibank, NA	USD	1,338	RUB	106,216	05/20/2020	12,928

Citibank, NA	CNY	4,634	USD	649	05/21/2020	(4,770)

Citibank, NA	USD	3,319	CHF	3,241	05/29/2020	57,740

Citibank, NA	AUD	2,030	USD	1,206	06/11/2020	(43,136)

Citibank, NA	USD	13,453	AUD	22,649	06/11/2020	481,367

Credit Suisse International	EUR	2,874	USD	3,183	04/08/2020	12,874

Credit Suisse International	USD	876	EUR	805	04/08/2020	11,678

Credit Suisse International	USD	2,974	EUR	2,683	04/08/2020	(15,350)

Credit Suisse International	USD	913	ZAR	16,221	04/08/2020	(6,848)

Credit Suisse International	ZAR	16,387	USD	990	04/08/2020	74,419

Credit Suisse International	USD	1,611	JPY	176,289	04/09/2020	28,980

50	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Credit Suisse International	CNY	15,360	USD	2,197	04/16/2020	$27,845

Credit Suisse International	USD	4,395	MXN	87,533	04/23/2020	(716,258)

Credit Suisse International	SEK	137,611	USD	13,748	05/14/2020	(175,726)

Credit Suisse International	USD	1,578	PLN	6,683	05/20/2020	37,610

Credit Suisse International	USD	1,597	PLN	6,571	05/20/2020	(8,921)

Credit Suisse International	USD	2,445	CAD	3,435	05/22/2020	(2,410)

Credit Suisse International	CHF	3,226	USD	3,415	05/29/2020	53,806

Credit Suisse International	USD	3,160	CHF	3,061	05/29/2020	29,476

Credit Suisse International	USD	1,591	CHF	1,524	05/29/2020	(2,401)

Deutsche Bank AG	BRL	19,276	USD	3,708	04/02/2020	(1,855)

Deutsche Bank AG	USD	3,861	BRL	19,276	04/02/2020	(151,288)

Deutsche Bank AG	USD	28,614	EUR	25,569	04/08/2020	(409,150)

Deutsche Bank AG	BRL	19,276	USD	3,854	05/05/2020	152,608

Goldman Sachs Bank USA	BRL	23,750	USD	5,650	04/08/2020	1,081,605

Goldman Sachs Bank USA	EUR	5,994	USD	6,685	04/08/2020	73,546

Goldman Sachs Bank USA	USD	4,492	EUR	4,101	04/08/2020	31,438

Goldman Sachs Bank USA	USD	5,965	EUR	5,216	04/08/2020	(211,026)

Goldman Sachs Bank USA	JPY	489,184	USD	4,531	04/09/2020	(19,809)

Goldman Sachs Bank USA	USD	2,779	JPY	299,536	04/09/2020	6,829

Goldman Sachs Bank USA	USD	2,761	JPY	285,369	04/09/2020	(106,318)

Goldman Sachs Bank USA	MXN	219,196	USD	11,130	04/23/2020	1,918,115

Goldman Sachs Bank USA	NOK	19,079	USD	1,997	05/14/2020	161,732

Goldman Sachs Bank USA	USD	19,704	SEK	186,052	05/14/2020	(879,230)

Goldman Sachs Bank USA	USD	2,957	CAD	4,176	05/22/2020	11,537

Goldman Sachs Bank USA	NZD	5,316	USD	3,163	06/04/2020	(7,547)

Goldman Sachs Bank USA	USD	9,683	NZD	16,274	06/04/2020	23,104

Goldman Sachs Bank USA	MYR	32,204	USD	7,843	08/13/2020	390,851

Goldman Sachs Bank USA	USD	1,601	MYR	6,636	08/13/2020	(65,529)

HSBC Bank USA	USD	1,382	EUR	1,290	04/08/2020	40,940

HSBC Bank USA	USD	509	ZAR	7,379	04/08/2020	(96,652)

HSBC Bank USA	USD	10,470	JPY	1,137,410	04/09/2020	109,737

HSBC Bank USA	CNY	131,357	USD	18,798	04/16/2020	250,337

HSBC Bank USA	IDR	22,977,622	USD	1,549	05/05/2020	144,951

HSBC Bank USA	SEK	74,990	USD	7,926	05/14/2020	338,181

HSBC Bank USA	TWD	111,456	USD	3,741	05/21/2020	27,476

JPMorgan Chase Bank, NA	EUR	681	USD	755	04/08/2020	3,861

JPMorgan Chase Bank, NA	EUR	1,272	USD	1,368	04/08/2020	(35,764)

JPMorgan Chase Bank, NA	USD	7,979	EUR	7,293	04/08/2020	65,412

JPMorgan Chase Bank, NA	USD	3,395	EUR	3,052	04/08/2020	(28,878)

JPMorgan Chase Bank, NA	JPY	6,916,947	USD	63,636	04/09/2020	(705,900)

JPMorgan Chase Bank, NA	USD	18,708	JPY	2,019,603	04/09/2020	78,671

JPMorgan Chase Bank, NA	USD	1,698	MXN	36,203	04/23/2020	(176,511)

JPMorgan Chase Bank, NA	USD	1,834	NOK	19,089	05/14/2020	2,945

JPMorgan Chase Bank, NA	USD	10,809	SEK	108,652	05/14/2020	184,705

JPMorgan Chase Bank, NA	GBP	13,711	USD	17,613	05/15/2020	567,298

JPMorgan Chase Bank, NA	USD	4,010	GBP	3,264	05/15/2020	47,799

JPMorgan Chase Bank, NA	SGD	931	USD	651	05/21/2020	(4,250)

2020 Semi-Annual Report	51

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	TWD	50,914	USD	1,716	05/21/2020	$19,507

JPMorgan Chase Bank, NA	USD	3,064	TWD	92,334	05/21/2020	12,230

JPMorgan Chase Bank, NA	USD	1,904	TWD	56,739	05/21/2020	(13,206)

Morgan Stanley & Co., Inc.	USD	749	EUR	680	04/08/2020	1,523

Morgan Stanley & Co., Inc.	USD	1,516	ZAR	23,348	04/08/2020	(212,070)

Morgan Stanley & Co., Inc.	ZAR	26,431	USD	1,676	04/08/2020	199,635

Morgan Stanley & Co., Inc.	JPY	688,162	USD	6,320	04/09/2020	(81,083)

Morgan Stanley & Co., Inc.	USD	5,347	JPY	585,346	04/09/2020	97,947

Morgan Stanley & Co., Inc.	USD	4,336	JPY	460,255	04/09/2020	(54,582)

Morgan Stanley & Co., Inc.	USD	759	RUB	55,260	05/20/2020	(55,666)

Morgan Stanley & Co., Inc.	USD	3,275	MYR	13,584	08/13/2020	(131,333)

Natwest Markets PLC	JPY	859,619	USD	7,900	04/09/2020	(96,673)

Natwest Markets PLC	PLN	13,252	USD	3,196	05/20/2020	(6,505)

Standard Chartered Bank	EUR	1,374	USD	1,526	04/08/2020	10,230

Standard Chartered Bank	USD	2,931	EUR	2,589	04/08/2020	(74,943)

Standard Chartered Bank	JPY	359,102	USD	3,261	04/09/2020	(79,195)

Standard Chartered Bank	USD	14,269	JPY	1,505,415	04/09/2020	(265,636)

Standard Chartered Bank	INR	537,101	USD	7,385	04/23/2020	333,427

Standard Chartered Bank	USD	2,213	INR	169,747	04/23/2020	16,178

Standard Chartered Bank	USD	3,523	INR	261,695	04/23/2020	(87,026)

Standard Chartered Bank	IDR	31,706,497	USD	2,300	05/05/2020	362,167

Standard Chartered Bank	USD	5,600	IDR	80,341,078	05/05/2020	(690,415)

Standard Chartered Bank	KRW	4,874,865	USD	4,120	05/14/2020	115,335

Standard Chartered Bank	KRW	2,750,622	USD	2,192	05/14/2020	(67,112)

Standard Chartered Bank	USD	3,048	KRW	3,671,458	05/14/2020	(32,659)

Standard Chartered Bank	USD	1,066	GBP	923	05/15/2020	80,692

Standard Chartered Bank	USD	1,445	GBP	1,117	05/15/2020	(56,400)

Standard Chartered Bank	CNY	4,929	USD	701	05/21/2020	6,216

Standard Chartered Bank	USD	525	CNY	3,720	05/21/2020	(508)

Standard Chartered Bank	USD	1,821	TWD	55,032	05/21/2020	12,125

State Street Bank & Trust Co.	EUR	3,067	USD	3,409	04/08/2020	28,070

State Street Bank & Trust Co.	EUR	3,296	USD	3,597	04/08/2020	(39,933)

State Street Bank & Trust Co.	USD	585	EUR	536	04/08/2020	6,822

State Street Bank & Trust Co.	USD	8,240	EUR	7,353	04/08/2020	(129,828)

State Street Bank & Trust Co.	USD	1,435	ZAR	20,896	04/08/2020	(267,507)

State Street Bank & Trust Co.	ZAR	21,599	USD	1,478	04/08/2020	271,048

State Street Bank & Trust Co.	JPY	22,645	USD	215	04/09/2020	4,340

State Street Bank & Trust Co.	USD	451	JPY	49,701	04/09/2020	11,668

State Street Bank & Trust Co.	USD	610	MXN	15,200	04/23/2020	28,730

UBS AG	EUR	101,258	USD	113,259	04/08/2020	1,562,119

UBS AG	USD	872	EUR	773	04/08/2020	(20,091)

UBS AG	JPY	640,180	USD	5,748	04/09/2020	(206,783)

						$2,402,206

52	Sanford C. Bernstein Fund, Inc.

INTEREST RATE SWAPTIONS WRITTEN (see Note 3)
Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call

OTC—1 Year Interest Rate Swap	6 Month EURIBOR	Citibank, NA	0.16%	06/30/2020	USD	5,282	$158,485	$(156,054)

OTC—1 Year Interest Rate Swap	3 Month LIBOR	JPMorgan Chase Bank, NA	0.23	09/23/2020	USD	4,630	199,090	(69,721)

							$357,575	$(225,775)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Unrealized Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	(1.00)%	Quarterly	1.09%	USD	48,580	$193,921	$204,459	$(10,538)
iTraxx Australia Series 32, 5 Year Index, 12/20/2024*	(1.00)	Quarterly	1.28	USD	3,700	45,444	(56,706)	102,150

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.37	USD	4,910	(249,964)	(252,980)	3,016
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.37	USD	1,568	(79,840)	81,533	(161,373)

						$(90,439)	$(23,694)	$(66,745)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	28,500	02/26/2022	CPI#	1.440%	Maturity	$889,578	$—	$889,578
USD	17,150	02/28/2022	CPI#	1.352%	Maturity	503,680	—	503,680
USD	5,000	07/15/2022	1.484%	CPI#	Maturity	(153,549)	—	(153,549)
USD	28,500	02/26/2025	1.589%	CPI#	Maturity	(1,431,906)	—	(1,431,906)
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	(807,177)	—	(807,177)

						$(999,374)	$—	$(999,374)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2020 Semi-Annual Report	53

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	4,550	04/02/2021	2.403%	3 Month LIBOR	Semi-Annual/ Quarterly	$(115,150)	$—	$(115,150)
USD	1,220	04/18/2021	2.508%	3 Month LIBOR	Semi-Annual/ Quarterly	(33,122)	—	(33,122)
USD	12,270	05/24/2021	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	(308,993)	—	(308,993)
CAD	46,650	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	383,075	223	382,852
CAD	9,615	03/04/2022	3 Month CDOR	1.177%	Semi-Annual/ Semi-Annual	51,286	61	51,225
CAD	13,360	05/22/2024	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	406,252	8	406,244
USD	5,030	05/24/2024	2.200%	3 Month LIBOR	Semi-Annual/ Quarterly	(381,740)	—	(381,740)
SEK	204,850	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(331,532)	—	(331,532)
CAD	53,730	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/ Semi-Annual	1,792,380	113	1,792,267
CAD	15,960	03/24/2025	3 Month CDOR	0.938%	Semi-Annual/ Semi-Annual	(19,594)	188	(19,782)
CAD	15,850	03/24/2025	3 Month CDOR	0.958%	Semi-Annual/ Semi-Annual	(8,332)	181	(8,513)
USD	610	04/21/2025	1.972%	3 Month LIBOR	Semi-Annual/ Quarterly	(47,179)	—	(47,179)
USD	370	06/09/2025	2.470%	3 Month LIBOR	Semi-Annual/ Quarterly	(39,855)	—	(39,855)
USD	484	08/04/2025	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(44,959)	—	(44,959)
USD	1,990	04/27/2026	1.773%	3 Month LIBOR	Semi-Annual/ Quarterly	(151,604)	—	(151,604)
USD	840	10/04/2026	1.459%	3 Month LIBOR	Semi-Annual/ Quarterly	(49,067)	44,016	(93,083)
USD	420	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	(30,603)	—	(30,603)
USD	420	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(31,018)	—	(31,018)
USD	1,040	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(138,910)	(10,106)	(128,804)
USD	580	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	(71,088)	20	(71,108)
USD	6,030	07/20/2027	2.227%	3 Month LIBOR	Semi-Annual/ Quarterly	(696,776)	28,383	(725,159)
USD	1,360	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(112,148)	—	(112,148)
JPY	1,950,230	12/13/2029	6 Month LIBOR	0.080%	Semi-Annual/ Semi-Annual	141,309	—	141,309
USD	3,380	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(356,617)	—	(356,617)
USD	1,010	11/10/2035	2.613%	3 Month LIBOR	Semi-Annual/ Quarterly	(278,071)	—	(278,071)
USD	5,840	09/10/2048	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(3,195,353)	—	(3,195,353)

54	Sanford C. Bernstein Fund, Inc.

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
CAD	11,400	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/ Semi-Annual	$(1,495,421)	$37	$(1,495,458)
USD	3,570	03/20/2050	1.093%	3 Month LIBOR	Semi-Annual/Quarterly	(181,924)	—	(181,924)
USD	1,680	03/26/2050	0.799%	3 Month LIBOR	Semi-Annual/Quarterly	46,829	—	46,829
USD	6,370	04/01/2050	0.753%	3 Month LIBOR	Semi-Annual/Quarterly	260,155	—	260,155
EUR	5,280	04/01/2050	6 Month EURIBOR	0.112%	Semi-Annual/ Annual	(106,320)	—	(106,320)

						$(5,144,090)	$63,124	$(5,207,214)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	8.90%	USD	609	$154,996	$48,319	$106,677
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,220	310,501	91,137	219,364
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,219	310,246	87,961	222,285
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,502	382,270	104,724	277,546
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	302	76,862	20,488	56,374
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	302	76,862	20,488	56,374
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	286	72,789	19,837	52,952

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,572	(612,517)	(251,876)	(360,641)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	177	(68,967)	(28,544)	(40,423)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	20	(7,793)	(3,193)	(4,600)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	31	(12,084)	(4,930)	(7,154)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	339	(132,090)	(52,666)	(79,424)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	172	(67,019)	(26,410)	(40,609)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,100	(428,610)	(156,676)	(271,934)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	273	(60,259)	(35,979)	(24,280)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	200	(44,145)	(26,984)	(17,161)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	453	(99,989)	(69,107)	(30,882)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	63	(13,906)	(10,084)	(3,822)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	279	(61,584)	(41,319)	(20,265)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	422	(93,181)	(48,009)	(45,172)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	610	(134,693)	(69,397)	(65,296)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	843	(186,141)	(93,786)	(92,355)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,219	(269,164)	(135,617)	(133,547)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	844	(186,361)	(92,053)	(94,308)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,156	(255,255)	(123,134)	(132,121)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	906	(200,051)	(96,997)	(103,054)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	335	(73,971)	(35,820)	(38,151)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	298	(65,801)	(37,572)	(28,229)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	256	(56,527)	(32,277)	(24,250)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	418	(92,298)	(52,702)	(39,596)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	294	(64,918)	(38,289)	(26,629)

2020 Semi-Annual Report	55

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	61	$(13,470)	$(7,807)	$(5,663)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	595	(131,430)	(71,301)	(60,129)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	178	(39,318)	(21,330)	(17,988)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	136	(30,018)	(13,746)	(16,272)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	370	(38,854)	(8,177)	(30,677)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	6,118	(642,798)	(114,927)	(527,871)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	673	(148,545)	(43,264)	(105,281)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	198	(43,702)	(13,604)	(30,098)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	570	(125,809)	(83,864)	(41,945)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	301	(66,438)	(44,375)	(22,063)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	257	(56,724)	(17,899)	(38,825)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	36	(7,945)	(2,053)	(5,892)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	35	(7,726)	(4,077)	(3,649)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	218	(48,117)	(27,298)	(20,819)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	242	(53,415)	(27,508)	(25,907)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	243	(53,637)	(27,610)	(26,027)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	357	(78,801)	(38,219)	(40,582)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,000	(441,434)	(203,591)	(237,843)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	663	(146,344)	(54,192)	(92,152)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	265	(27,842)	(1,491)	(26,351)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,128	(248,968)	(54,819)	(194,149)
CDX-CMBX.NA.BBB- Series 6, 5/11/2063*	3.00	Monthly	13.94	USD	940	(207,479)	(74,365)	(133,114)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	209	(46,130)	(17,947)	(28,183)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	18	(3,973)	(1,603)	(2,370)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	35	(7,726)	(3,175)	(4,551)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	35	(7,725)	(3,435)	(4,290)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	69	(15,229)	(7,402)	(7,827)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	353	(77,915)	(47,741)	(30,174)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	779	(171,949)	(102,633)	(69,316)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	239	(52,755)	(25,304)	(27,451)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	496	(109,480)	(75,768)	(33,712)
CDX-CMBX.NA.BBB- \Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	345	(76,151)	(56,035)	(20,116)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	483	(106,611)	(79,578)	(27,033)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	20	(4,415)	(3,019)	(1,396)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	700	(154,502)	(53,179)	(101,323)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	150	(33,121)	(19,116)	(14,005)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	103	(22,734)	(13,061)	(9,673)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	637	(140,603)	(77,630)	(62,973)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	220	(48,560)	(27,048)	(21,512)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	165	(36,421)	(15,953)	(20,468)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	39	(8,609)	(3,781)	(4,828)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	40	(8,832)	(3,879)	(4,953)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,473	(545,833)	(206,520)	(339,313)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	22	(2,312)	(406)	(1,906)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,027	(447,392)	(168,097)	(279,295)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	272	(60,035)	(19,060)	(40,975)

						$ (6,750,625)	$ (3,157,354)	$ (3,593,271)

56	Sanford C. Bernstein Fund, Inc.

*	Termination date
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $234,943,799 or 21.5% of net assets.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.
(f)	IO—Interest Only.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.84% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.705%, 11/15/2033	12/04/2017	$ 1,935,000	$1,856,410	0.17%
BHMS Series 2018-ATLS, Class A 1.955%, 07/15/2035	07/13/2018	1,511,581	1,264,567	0.12%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.132%, 06/15/2045	02/11/2020	304,999	257,196	0.02%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.555%, 01/16/2037	10/16/2015	143,000	131,105	0.01%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.197%, 11/25/2024	11/05/2015	65,457	67,662	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.655%, 11/15/2026	11/16/2015	245,358	223,296	0.02%
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 2.205%, 07/15/2036	12/19/2019	372,323	348,430	0.03%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.613%, 03/27/2024	10/11/2019	784,684	753,985	0.07%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.363%, 05/27/2023	03/21/2019	1,036,391	967,130	0.09%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.659%, 10/27/2022	06/07/2019	380,569	364,664	0.03%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.995%, 02/27/2023	06/07/2019	836,484	626,997	0.06%
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049	10/06/2015	774,000	783,316	0.07%
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/2020	10/07/2014	538,000	538,565	0.05%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	344,000	337,990	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.877%, 11/25/2025	09/28/2015	376,253	336,530	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.127%, 11/25/2025	09/28/2015	115,625	104,281	0.01%

2020 Semi-Annual Report	57

Schedule of Investments (continued)

(h)	Inverse interest only security.
(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(j)	Affiliated investments.
(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2020.
(l)	Illiquid security.
(m)	Fair valued by the Adviser.
(n)	Non-income producing security.
(o)	Defaulted.
(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETS—Emission Trading Scheme

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FTSE—Financial Times Stock Exchange

IRS—Interest Rate Swaption

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SPI—Share Price Index

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

58	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–70.3%

Long-Term Municipal Bonds–70.3%
Alabama–0.6%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	$3,015	$3,135,962
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	2,400	2,281,608
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 01/01/2024 (Pre-refunded/ETM)	3,650	3,755,010

		9,172,580

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	400	460,640

Arizona–2.6%
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 07/01/2023 (Pre-refunded/ETM)	2,500	2,614,975
5.00%, 07/01/2024 (Pre-refunded/ETM)	4,085	4,272,869
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 06/01/2022	1,685	1,823,322
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/2024	23,120	24,590,201
State of Arizona (State of Arizona COP) Series 2019A 5.00%, 10/01/2022	7,000	7,632,450
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	1,800	1,745,136

		42,678,953

California–0.8%
California Housing Finance Series 20192 4.00%, 03/20/2033	2,267	2,404,529
California Municipal Finance Authority (Waste Management, Inc.) Series 2019A 2.40%, 10/01/2044	4,710	4,557,679
Principal Amount (000)		U.S. $ Value
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,270	2,222,920
State of California Series 2014 5.00%, 10/01/2029	50	57,990
Series 2015 5.00%, 08/01/2022–03/01/2026	3,500	3,996,835

		13,239,953

Colorado–1.6%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	2,375	2,382,980
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/2023	300	305,730
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2033–08/01/2036	16,920	18,683,014
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 07/15/2020	2,000	2,005,760
5.125%, 01/15/2023	2,000	2,006,460
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	215	223,269
5.00%, 12/01/2024–12/01/2050(b)	430	501,017

		26,108,230

Connecticut–3.0%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2026 (Pre-refunded/ETM)	1,650	2,033,823
5.00%, 11/01/2027–11/01/2031	6,975	8,338,028
Series 2017C 5.00%, 08/15/2025	1,000	1,156,270
State of Connecticut Series 2014C 5.00%, 06/15/2022	5,620	6,038,297
Series 2016A 5.00%, 03/15/2023–03/15/2024	27,430	30,196,019
Series 2018C 5.00%, 06/15/2027	1,415	1,709,179

		49,471,616

District of Columbia–0.9%
District of Columbia Series 2017D 5.00%, 06/01/2021	3,250	3,397,290
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2029–10/01/2030	6,180	7,469,394

2020 Semi-Annual Report	59

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 07/01/2022	$3,015	$3,264,672

		14,131,356

Florida–4.2%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 4.00%, 12/15/2024(a)	385	388,600
Citizens Property Insurance Corp. Series 2012A 5.00%, 06/01/2022	7,660	8,195,127
Series 2012A-1 5.00%, 06/01/2021	10,490	10,945,476
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/2021	2,500	2,640,925
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2027–08/15/2030	10,925	13,521,653
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/2020	1,315	1,340,629
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/2026	2,470	2,577,568
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030–10/01/2034	300	214,965
Florida State Board of Education (State of Florida) Series 2017F 5.00%, 06/01/2023	1,310	1,464,803
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	2,640	2,650,164
North Broward Hospital District Series 2017B 5.00%, 01/01/2027-01/01/2032	13,610	16,298,395
School District of Broward County/FL Series 2015 5.00%, 07/01/2021	2,210	2,317,008
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	1,565	1,754,459
State of Florida Department of Transportation Turnpike System Revenue Series 2015B 5.00%, 07/01/2024	3,795	4,398,595

		68,708,367

Georgia–0.4%
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	$6,465	$6,659,985
Municipal Electric Authority of Georgia 5.00%, 01/01/2028	180	207,979

		6,867,964

Guam–0.0%
Territory of Guam 5.00%, 11/15/2031	225	225,860

Hawaii–2.3%
City & County of Honolulu HI Series 2011A 5.00%, 08/01/2024 (Pre-refunded/ETM)	5,800	6,095,510
Series 2011B 5.00%, 08/01/2024 (Pre-refunded/ETM)	4,000	4,203,800
5.00%, 08/01/2025 (Pre-refunded/ETM)	6,205	6,521,145
University of Hawaii Series 2016 5.00%, 10/01/2022–10/01/2026	18,785	21,671,944

		38,492,399

Illinois–7.7%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	1,000	1,004,280
Series 2019A 5.00%, 12/01/2029–12/01/2030	2,030	2,081,976
Series 2019B 5.00%, 12/01/2030–12/01/2033	940	959,541
Chicago O’Hare International Airport Series 2015B 5.00%, 01/01/2024–01/01/2028	18,115	20,163,799
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	900	982,200
Illinois Finance Authority (Memorial Health Obligated Group) 5.00%, 04/01/2030–04/01/2032	7,195	8,990,632
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018A 5.00%, 05/15/2032–05/15/2033	26,905	32,999,763
State of Illinois Series 2012 5.00%, 08/01/2021	1,665	1,694,720
Series 2013 5.00%, 07/01/2021–07/01/2022	1,805	1,839,779
Series 2013A 5.00%, 04/01/2020–04/01/2022	3,640	3,687,319
Series 2014 5.00%, 02/01/2021–05/01/2024	4,220	4,374,526
Series 2016 5.00%, 02/01/2022–02/01/2024	6,750	6,985,905

60	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Series 2017A 5.00%, 12/01/2025	$3,810	$4,022,446
Series 2017D 5.00%, 11/01/2024	12,010	12,579,634
Series 2019A 5.00%, 11/01/2026	5,740	6,060,464
State of Illinois (State of Illinois Sales Tax) Series 2016D 5.00%, 06/15/2022–06/15/2023	16,965	17,233,138

		125,660,122

Kentucky–1.7%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2031	815	969,908
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2026–06/01/2031	10,460	12,025,483
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	6,370	6,363,248
Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 4.00%, 12/01/2049	8,500	8,849,435

		28,208,074

Louisiana–0.4%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/2030	1,550	1,613,473
Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 06/01/2037	4,885	4,367,288
2.10%, 06/01/2037	1,570	1,345,992

		7,326,753

Maryland–0.3%
State of Maryland Department of Transportation Series 2018 5.00%, 10/01/2024	4,860	5,675,994

Massachusetts–1.2%
Commonwealth of Massachusetts Series 2011A 5.00%, 04/01/2025 (Pre-refunded/ETM)	8,750	9,085,737
Series 2016H 5.00%, 12/01/2022	9,655	10,628,031

		19,713,768

Michigan–3.1%
City of Detroit MI 5.00%, 04/01/2026–04/01/2028	3,675	3,824,267
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) NATL Series 2005B 5.50%, 07/01/2021	3,585	3,735,964
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.25%, 07/01/2024–07/01/2025	9,390	9,883,291
Great Lakes Water Authority Water Supply System Revenue Series 2018A 5.00%, 07/01/2024–07/01/2027	7,245	8,478,188
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 4.50%, 10/01/2029	900	991,341
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2024	10,115	11,669,271
Michigan Strategic Fund (Michigan Strategic Fund—I 75 Improvement Project) Series 2018 5.00%, 06/30/2033	1,090	1,347,600
South Lyon Community Schools Series 2016 5.00%, 05/01/2021–05/01/2028	5,080	5,850,336
University of Michigan Series 2017A 5.00%, 04/01/2023	1,955	2,168,134
Walled Lake Consolidated School District Series 2015 5.00%, 05/01/2022	2,000	2,155,080

		50,103,472

Mississippi–1.1%
Mississippi Development Bank Series 2010C 5.00%, 08/01/2022 (Pre-refunded/ETM)	3,870	3,916,595
5.00%, 08/01/2023 (Pre-refunded/ETM)	1,790	1,811,552
Series 2010D 5.00%, 08/01/2023 (Pre-refunded/ETM)	3,835	3,881,173
Mississippi Development Bank (State of Mississippi Department of Corrections) Series 2010C 5.00%, 08/01/2022–08/01/2023	5,445	5,511,736
Series 2010D 5.00%, 08/01/2023	3,695	3,739,857

		18,860,913

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2025–03/01/2027	340	373,416

2020 Semi-Annual Report	61

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Nebraska–1.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	$17,000	$18,087,830
Omaha Public Power District Series 2011C 5.00%, 02/01/2024 (Pre-refunded/ETM)	6,420	6,628,008

		24,715,838

Nevada–0.1%
County of Clark NV Series 2015 5.00%, 11/01/2021	2,000	2,121,860

New Hampshire–0.3%
New Hampshire Business Finance Authority National Finance Authority Series 20201 4.125%, 01/20/2034	1,567	1,656,009
New Hampshire Business Finance Authority (Emerald Renewable Diesel LLC) 2.00%, 06/01/2049(a)	2,700	2,702,106

		4,358,115

New Jersey–4.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 06/15/2023	1,610	1,695,781
Series 2017B 5.00%, 11/01/2020–11/01/2022	6,280	6,529,889
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	1,185	1,174,738
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2027	1,325	1,635,209
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	7,340	7,730,782
Series 2018A 5.00%, 06/15/2024–06/15/2030	6,055	6,648,330
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 06/15/2029	3,075	3,386,713
Series 2012A 5.00%, 06/15/2024	2,500	2,586,725
Series 2018A 5.00%, 12/15/2029–12/15/2030	6,135	6,702,943
Series 2019B 5.00%, 06/15/2034	2,820	3,019,571
New Jersey Turnpike Authority Series 2014C 5.00%, 01/01/2021–01/01/2023	16,670	17,706,121
Series 2017B 5.00%, 01/01/2030	1,565	1,900,145
AGM Series 2005D-3 5.25%, 01/01/2026	11,070	13,297,173
Tobacco Settlement Financing Corp. Series 2018A 5.00%, 06/01/2028	3,450	3,893,911

		77,908,031

New York–7.7%
City of New York NY Series 2013H 5.00%, 08/01/2025	2,510	2,815,568
Series 2014J 5.00%, 08/01/2022	1,290	1,403,739
Series 2015A 5.00%, 08/01/2023	7,220	8,114,125
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/2020–11/15/2026	17,500	17,896,219
Series 2012F 5.00%, 11/15/2022–11/15/2023	13,835	14,711,238
Series 2017C 5.00%, 11/15/2030	4,340	4,964,092
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 02/01/2027–11/01/2029	20,280	22,981,177
Series 2014C 5.00%, 11/01/2028	10,665	12,119,919
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	855	819,808
2.80%, 09/15/2069	2,370	2,259,155
New York State Dormitory Authority Series 2012A 5.00%, 12/15/2021 (Pre-refunded/ETM)	5	5,317
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/2022	10,000	10,988,500
Series 2014C 5.00%, 03/15/2027–03/15/2029	22,340	25,493,741
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	265	250,314
Series 2018 5.00%, 01/01/2031	1,590	1,579,442

		126,402,354

North Carolina–0.4%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2023–03/01/2026	5,350	6,016,394

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Ohio–1.4%
American Municipal Power, Inc. 5.00%, 02/15/2035–02/15/2036	$8,345	$10,495,288
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2025–02/15/2028	5,500	6,253,115
County of Hamilton/OH Sewer System Revenue Series 2015A 5.00%, 12/01/2020–12/01/2021	4,025	4,207,209
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	475	481,303
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	425	430,640
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/2021	1,105	1,176,317

		23,043,872

Oklahoma–0.3%
Comanche County Memorial Hospital 5.00%, 07/01/2022	250	263,337
Series 2015 5.00%, 07/01/2026-07/01/2029	3,000	3,268,620
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	610	589,181

		4,121,138

Oregon–0.4%
Oregon State Lottery Series 2011A 5.25%, 04/01/2026	825	858,107
5.25%, 04/01/2026 (Pre-refunded/ETM)	5,105	5,303,125

		6,161,232

Pennsylvania–5.3%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/2024–12/01/2025	7,470	8,425,427
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2022(a)	1,350	1,376,649
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	1,245	1,262,119
Capital Region Water Revenue Series 2018 5.00%, 07/15/2029	1,500	1,873,995
City of Philadelphia PA Series 2019B 5.00%, 02/01/2032	2,890	3,687,149
Coatesville School District AGM Series 2017 5.00%, 08/01/2022–08/01/2023	2,375	2,595,683
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2026	1,000	1,195,340
Delaware River Port Authority Series 2012 5.00%, 01/01/2021	2,655	2,727,561
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	2,535	2,506,709
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/2025 (Pre-refunded/ETM)	9,585	10,196,235
5.00%, 12/01/2026 (Pre-refunded/ETM)	4,080	4,340,182
Series 2017 5.00%, 06/01/2028	2,905	3,572,278
Series 2017B 5.00%, 06/01/2031	11,050	13,403,760
Series 2017S 5.00%, 12/01/2028–12/01/2030	8,105	10,046,285
Series 2019 5.00%, 12/01/2024–12/01/2025	7,900	9,341,879
Series 2019A 5.00%, 12/01/2031–12/01/2032	4,005	5,038,411
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2032	3,205	3,949,521
State Public School Building Authority Series 2012 5.00%, 04/01/2026 (Pre-refunded/ETM)	1,110	1,192,995

		86,732,178

Puerto Rico–0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	1,010	1,074,489
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	905	935,824
AGC Series 2007N 5.25%, 07/01/2034–07/01/2036	2,115	2,233,772
AGM Series 2007C 5.50%, 07/01/2031	100	108,570
NATL Series 2005L 5.25%, 07/01/2035	155	155,417
NATL Series 2007N 5.25%, 07/01/2032	200	203,196

2020 Semi-Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	$3,680	$3,799,600
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	415	442,701
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,477	1,264,681

		10,218,250

South Carolina–1.0%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	7,390	7,635,718
Renewable Water Resources Series 2018A 5.00%, 01/01/2025	7,220	8,488,193

		16,123,911

South Dakota–0.2%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2028	2,000	2,469,560

Tennessee–0.8%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017A 4.00%, 05/01/2048	5,415	5,546,801
Series 2018 4.00%, 11/01/2049	6,500	6,755,580

		12,302,381

Texas–5.5%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 08/01/2020–08/01/2022	2,000	2,098,710
City of Austin TX Water & Wastewater System Revenue 5.00%, 11/15/2025–11/15/2026	11,600	12,293,264
5.00%, 11/15/2025 (Pre-refunded/ETM)	215	228,347
5.00%, 11/15/2026 (Pre-refunded/ETM)	175	185,719
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 07/15/2024	1,290	1,491,679
Series 2015C 5.00%, 07/15/2022–07/15/2026	3,030	3,383,747
City of Dallas TX Series 2014 5.00%, 02/15/2022	19,045	20,364,057
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	375	371,764
Series 2015B 5.00%, 07/15/2020	2,900	2,899,565
City of San Antonio TX Series 2010 5.00%, 02/01/2023	650	652,060
Series 2014 5.00%, 02/01/2021	2,000	2,064,960
County of Fort Bend TX Series 2015B 5.00%, 03/01/2022	2,880	3,093,840
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/2020	1,860	1,902,055
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2028	1,100	1,299,782
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/2029	1,185	1,516,077
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 08/15/2023	1,160	1,300,360
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	300	252,564
State of Texas Series 2014 5.00%, 04/01/2022	1,790	1,929,387
Texas A&M University Series 2013B 5.00%, 05/15/2023	3,950	4,410,412
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2022	10,035	10,972,771
University of Houston Series 2017A 5.00%, 02/15/2023	13,870	15,238,137
Via Metropolitan Transit (via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	2,580	2,964,729

		90,913,986

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Virginia–0.4%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2020–06/15/2023	$5,815	$6,236,058

Washington–7.2%
Chelan County Public Utility District No. 1 Series 2011A 5.25%, 07/01/2022	7,835	8,214,684
Series 2011B 5.50%, 07/01/2023	5,540	5,823,426
Clark County Public Utility District No. 1 Series 2010 5.00%, 01/01/2021	7,960	7,984,358
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 07/01/2022–07/01/2023	14,690	15,341,140
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/2025	8,615	10,094,712
Port of Seattle WA Series 2010C 5.00%, 02/01/2022	5,490	5,648,387
Series 2018A 5.00%, 05/01/2026–05/01/2029	14,375	17,051,055
Series 2018B 5.00%, 05/01/2026-05/01/2028	16,040	19,166,707
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/2027	1,000	1,264,830
Snohomish County Public Utility District No. 1 Series 2012 5.00%, 12/01/2026	6,065	6,651,000
State of Washington 5.00%, 06/01/2030–06/01/2031(b)	6,860	8,728,369
Series 20152 5.00%, 07/01/2024	3,755	4,342,094
Series 2015R 5.00%, 07/01/2023	3,735	4,187,607
State of Washington (State of Washington COP) Series 2015C 5.00%, 01/01/2021	2,355	2,419,362
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	740	660,420

		117,578,151

Wisconsin–0.6%
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(a)	3,315	3,722,062
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	515	483,240
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	3,245	3,288,970
Series 2016B 5.00%, 12/01/2025	2,510	2,545,667

		10,039,939

Total Municipal Obligations (cost $1,123,842,497)		1,152,943,678

	Shares

INVESTMENT COMPANIES–21.5%
Funds and Investment Trusts– 21.5%(c)
iShares Core MSCI EAFE ETF	921,201	45,958,718
iShares Core MSCI Emerging Markets ETF	1,013,239	41,005,782
SPDR S&P 500 ETF Trust	998,617	257,393,532
Vanguard Mid-Cap ETF	64,928	8,547,771

Total Investment Companies (cost $335,266,465)		352,905,803

Principal Amount (000)

GOVERNMENTS—TREASURIES–0.8%
United States–0.8%
U.S. Treasury Notes 2.125%, 11/30/2023(d)	$1,698	1,806,248
2.50%, 05/31/2020(d)(e)	2,397	2,404,865
2.625%, 02/15/2029(e)	7,796	9,095,739

Total Governments—Treasuries (cost $11,998,783)		13,306,852

AGENCIES–0.3%
Agency Debentures–0.3%
Federal Home Loan Mortgage Corp. Series 2019M 2.65%, 06/15/2035(a) (cost $5,104,897)	4,980	5,634,522

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(f) (cost $280,475)	303	280,416

2020 Semi-Annual Report	65

Schedule of Investments (continued)

Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–7.0%
Investment Companies–4.0%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.53%(c)(g)(h) (cost $65,656,099)	65,656,099	$65,656,099

U.S. Treasury Bills–3.0%
U.S. Treasury Bill Zero Coupon, 04/23/2020–05/14/2020(d)(e) (cost $48,934,466)	$49,000	$48,996,926

Total Short-Term Investments (cost $114,590,565)		114,653,025

Total Investments—99.9% (cost $1,591,083,682)		1,639,724,296

Other assets less liabilities—0.1%		926,423

Net Assets—100.0%		$1,640,650,719

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

FTSE 100 Index Futures	102	June 2020	$7,139,853	$150,249

Mini MSCI Emerging Markets Futures	368	June 2020	15,509,360	421,489

MSCI Singapore IX ETS Futures	933	April 2020	18,471,608	(229,038)

Russell 2000 E-Mini Futures	399	June 2020	22,894,620	(1,488,806)

S&P Mid 400 E Mini Futures	28	June 2020	4,025,840	(367,334)

TOPIX Index Futures	23	June 2020	3,001,070	39,512

U.S. T-Note 2 Yr (CBT) Futures	320	June 2020	70,522,500	63,322

U.S. T-Note 5 Yr (CBT) Futures	5,990	June 2020	750,902,656	7,771,277

U.S. T-Note 10 Yr (CBT) Futures	1,908	June 2020	264,615,750	4,140,412

U.S. Ultra Bond (CBT) Futures	141	June 2020	31,284,375	(1,842,078)

Sold Contracts

Euro STOXX 50 Index Futures	1,263	June 2020	38,264,665	(2,996,119)

Hang Seng Index Futures	13	April 2020	1,988,714	(36,192)

S&P 500 E-Mini Futures	2,157	June 2020	277,142,145	1,723,029

S&P TSX 60 Index Futures	143	June 2020	16,546,664	(688,291)

SPI 200 Futures	298	June 2020	23,411,965	(159,268)

TOPIX Index Futures	35	June 2020	4,566,845	(179,045)

				$6,323,119

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CAD	3,234	USD	2,253	05/22/2020	$(46,385)

Bank of America, NA	USD	22,286	CHF	20,950	05/29/2020	(458,596)

BNP Paribas SA	JPY	786,634	USD	7,213	04/09/2020	(104,106)

BNP Paribas SA	SEK	97,576	USD	9,972	05/14/2020	98,831

BNP Paribas SA	EUR	7,106	USD	7,953	04/08/2020	114,472

Citibank, NA	EUR	20,541	USD	22,773	04/08/2020	114,963

Citibank, NA	EUR	5,473	USD	5,995	04/08/2020	(41,577)

66	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	GBP	5,119	USD	6,591	05/15/2020	$226,805

Citibank, NA	USD	4,997	CHF	4,879	05/29/2020	86,934

Citibank, NA	USD	23,455	EUR	20,681	04/08/2020	(641,875)

Citibank, NA	USD	18,964	AUD	31,927	06/11/2020	678,553

Citibank, NA	USD	4,647	JPY	499,706	04/09/2020	934

Credit Suisse International	SEK	163,090	USD	16,256	05/14/2020	(245,717)

Credit Suisse International	CHF	4,863	USD	5,148	05/29/2020	81,105

Credit Suisse International	EUR	3,391	USD	3,756	04/08/2020	15,190

Credit Suisse International	USD	4,451	EUR	4,014	04/08/2020	(22,969)

Deutsche Bank AG	USD	40,004	EUR	35,747	04/08/2020	(572,019)

Goldman Sachs Bank USA	EUR	5,707	USD	6,365	04/08/2020	70,025

Goldman Sachs Bank USA	USD	2,290	CAD	3,234	05/22/2020	8,935

Goldman Sachs Bank USA	USD	14,466	NZD	24,314	06/04/2020	34,518

Goldman Sachs Bank USA	USD	29,243	SEK	276,123	05/14/2020	(1,304,879)

HSBC Bank USA	USD	14,183	JPY	1,539,564	04/09/2020	137,624

JPMorgan Chase Bank, NA	JPY	1,945,153	USD	17,902	04/09/2020	(192,040)

JPMorgan Chase Bank, NA	USD	8,187	GBP	6,664	05/15/2020	97,593

JPMorgan Chase Bank, NA	USD	5,385	EUR	4,965	04/08/2020	91,804

JPMorgan Chase Bank, NA	USD	16,165	SEK	162,497	05/14/2020	276,240

JPMorgan Chase Bank, NA	USD	26,557	JPY	2,864,985	04/09/2020	93,515

Morgan Stanley & Co., Inc.	USD	1,836	JPY	194,941	04/09/2020	(23,118)

Morgan Stanley & Co., Inc.	USD	7,497	JPY	820,758	04/09/2020	137,339

Natwest Markets PLC	JPY	1,254,803	USD	11,531	04/09/2020	(141,115)

UBS AG	JPY	888,302	USD	7,976	04/09/2020	(286,928)

						$(1,715,944)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	6,610	08/09/2024	1.690%	CPI#	Maturity	$(334,120)	$—	$(334,120)
USD	42,110	06/17/2024	1.760%	CPI#	Maturity	(2,222,655)	—	(2,222,655)
USD	21,960	01/15/2025	1.671%	CPI#	Maturity	(1,129,034)	—	(1,129,034)
USD	16,190	01/15/2028	0.735%	CPI#	Maturity	283,889	—	283,889
USD	11,922	01/15/2025	1.673%	CPI#	Maturity	(631,185)	—	(631,185)
USD	5,328	01/15/2025	1.637%	CPI#	Maturity	(271,946)	—	(271,946)

						$(4,305,051)	$—	$(4,305,051)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2020 Semi-Annual Report	67

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	61,040	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$1,378,812	$—	$1,378,812
USD	39,710	08/09/2022	3 Month LIBOR	1.486%	Quarterly/ Semi-Annual	921,885	—	921,885
USD	32,500	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	1,240,789	—	1,240,789
USD	13,760	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	672,947	—	672,947
USD	2,119	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi-Annual	82,990	—	82,990
USD	4,761	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	200,216	—	200,216
USD	9,275	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	684,077	—	684,077

						$5,181,716	$—	$5,181,716

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc. CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1,344	$(296,755)	$(175,118)	$(121,637)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	97	(21,418)	(9,622)	(11,796)
Credit Suisse International CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1	(221)	(124)	(97)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	662	(146,114)	(66,355)	(79,759)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	53	(11,703)	(5,306)	(6,397)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	995	(219,696)	(97,172)	(122,524)
Goldman Sachs International CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	863	(190,550)	(81,805)	(108,745)

						$(886,457)	$(435,502)	$(450,955)

* Termination date

68	Sanford C. Bernstein Fund, Inc.

INFLATION (CPI) SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	27,267	09/20/2020	2.263%	CPI#	Maturity	$(551,282)	$—	$(551,282)
Barclays Bank PLC	USD	24,198	10/15/2020	2.208%	CPI#	Maturity	(504,498)	—	(504,498)
Barclays Bank PLC	USD	13,963	10/15/2020	2.210%	CPI#	Maturity	(291,824)	—	(291,824)
Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI#	Maturity	(1,979,693)	—	(1,979,693)
Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI#	Maturity	(1,109,026)	—	(1,109,026)
Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI#	Maturity	(2,047,172)	—	(2,047,172)
Barclays Bank PLC	USD	13,000	12/04/2032	2.233%	CPI#	Maturity	(1,987,688)	—	(1,987,688)
Citibank, NA	USD	17,600	10/17/2020	2.220%	CPI#	Maturity	(375,978)	—	(375,978)
Citibank, NA	USD	25,380	12/14/2020	1.548%	CPI#	Maturity	42,365	—	42,365
Citibank, NA	USD	28,000	10/23/2021	2.039%	CPI#	Maturity	(1,942,450)	—	(1,942,450)
Citibank, NA	USD	22,000	11/04/2023	1.900%	CPI#	Maturity	(1,096,010)	—	(1,096,010)
Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI#	Maturity	(988,324)	—	(988,324)
Deutsche Bank AG	USD	12,900	07/15/2020	1.265%	CPI#	Maturity	465,925	—	465,925
Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI#	Maturity	(697,062)	—	(697,062)
JPMorgan Chase Bank, NA	USD	24,484	08/30/2020	2.210%	CPI#	Maturity	(427,102)	—	(427,102)
JPMorgan Chase Bank, NA	USD	10,000	03/02/2024	2.175%	CPI#	Maturity	(777,104)	—	(777,104)
JPMorgan Chase Bank, NA	USD	33,000	07/20/2024	1.995%	CPI#	Maturity	(2,100,394)	—	(2,100,394)
JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI#	Maturity	(1,113,561)	—	(1,113,561)
JPMorgan Chase Bank, NA	USD	28,000	12/27/2028	2.009%	CPI#	Maturity	(2,665,625)	—	(2,665,625)
Morgan Stanley Capital Services LLC	USD	56,000	07/20/2022	1.939%	CPI#	Maturity	(2,232,116)	—	(2,232,116)

							$(22,378,619)	$—	$(22,378,619)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	12,470	10/09/2029	1.120%	SIFMA*	Quarterly	$(548,745)	$—	$(548,745)
Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA*	Quarterly	(555,337)	—	(555,337)

							$(1,104,082)	$—	$(1,104,082)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $24,257,451 or 1.5% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.

2020 Semi-Annual Report	69

Schedule of Investments (continued)

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.1% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OSF—Order of St. Francis

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

70	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–68.6%

Long-Term Municipal Bonds–66.2%
Alabama–1.6%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	$7,525	$7,756,996
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	465	442,061

		8,199,057

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	235	270,626

Arizona–0.5%
State of Arizona Lottery Revenue 5.00%, 07/01/2024	2,000	2,300,160
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	515	499,303

		2,799,463

California–52.0%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 04/01/2021	1,000	1,038,980
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	1,150	1,164,916
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 06/01/2023-06/01/2025	2,000	2,310,890
Bay Area Toll Authority Series 2017 5.00%, 04/01/2028	2,700	3,462,021
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2027	2,000	2,296,920
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/2032	3,430	3,750,637

	Principal Amount (000)	U.S. $ Value
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2030	$900	$1,083,465
California Housing Finance Series 20192 4.00%, 03/20/2033	2,217	2,351,682
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 06/01/2021	3,000	3,127,050
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/2026	1,000	1,202,350
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017A 5.00%, 06/01/2029	2,320	2,891,184
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 06/30/2028-06/30/2029	5,025	5,606,577
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	2,635	2,640,955
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2029(a)	450	462,785
California School Finance Authority (Fenton Charter Public Schools) Series 2020A 4.00%, 07/01/2030(a)	600	596,478
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 03/01/2028(a)	780	767,621
California State Public Works Board Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	3,215	3,428,862
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 09/01/2030	4,375	5,043,631
California State University Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)	955	1,015,213
5.25%, 11/01/2026	1,080	1,144,444
Series 2016A 5.00%, 11/01/2025	1,000	1,193,200
Series 2017A 5.00%, 11/01/2025-11/01/2030	3,160	3,801,832

2020 Semi-Annual Report	71

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 08/15/2028	$2,200	$2,650,274
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2034(a)	375	388,931
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/2028(a)	500	576,335
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 01/01/2028-01/01/2029	5,705	6,992,843
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024-07/01/2029(a)	335	347,595
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 08/01/2020-08/01/2021	7,430	7,526,218
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 09/01/2025	4,175	4,701,551
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2022	3,365	3,696,688
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 05/15/2022	2,000	2,009,540
City of Los Angeles Department of Airports 5.00%, 05/15/2031-05/15/2033	1,485	1,856,627
Series 2010A 5.00%, 05/15/2025	590	592,631
Series 2010D 5.25%, 05/15/2028	1,625	1,632,540
Series 2016A 5.00%, 05/15/2030	2,675	3,095,350
Series 2017A 5.00%, 05/15/2030-05/15/2031	4,860	5,733,767
Series 2017B 5.00%, 05/15/2021	1,875	1,944,769
Series 2018D 5.00%, 05/15/2026	2,890	3,398,178
City of Oakland CA Series 2015A 5.00%, 01/15/2022	1,380	1,475,165
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/2021	5,490	5,810,451
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2031	1,000	1,140,310
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	360	399,632
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/2024 (Pre-refunded/ETM)	5,385	5,716,608
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 03/01/2024	1,955	2,163,481
Series 2014B 5.00%, 03/01/2026	2,360	2,638,032
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 09/01/2033	3,250	3,814,558
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/2029	4,870	6,116,866
County of Sacramento CA Airport System Revenue Series 2018E 5.00%, 07/01/2032	1,280	1,547,622
County of San Diego CA (County of San Diego CA COP) Series 2014A 5.00%, 10/15/2027-10/15/2028	2,550	2,981,566
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505	1,689,874
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,615	2,560,765
Irvine Unified School District Series 2017A 5.00%, 09/01/2023	925	1,008,537
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2022	1,460	1,549,483
Los Angeles Department of Water & Power Power System Revenue Series 2018A 5.00%, 07/01/2028	1,660	2,097,559

72	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 07/01/2025	$160	$161,494
Series 2014C 5.00%, 07/01/2027	6,815	7,765,147
Series 2015A 5.00%, 07/01/2021	4,785	5,005,684
Middle Fork Project Finance Authority 5.00%, 04/01/2033	450	499,311
Newport Mesa Unified School District 5.00%, 08/01/2021-08/01/2024(b)	1,555	1,701,788
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2025-08/01/2026	2,335	2,733,274
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2020	1,230	1,253,333
Peralta Community College District Series 2014A 5.00%, 08/01/2027	5,855	6,702,102
Port of Oakland Series 2012P 5.00%, 05/01/2024-05/01/2025	6,405	6,833,007
Riverside County Redevelopment Successor Agency AGM Series 2017B 5.00%, 10/01/2029	1,900	2,351,383
Romoland School District Series 2015 5.00%, 09/01/2023	300	325,650
Sacramento City Unified School District/CA Series 2011 5.00%, 07/01/2025	2,380	2,483,173
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/2029	2,000	2,302,500
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027	1,500	1,507,305
San Diego County Regional Airport Authority 5.00%, 07/01/2031-07/01/2035(b)	2,990	3,844,113
San Diego County Water Authority Series 2011A 5.00%, 05/01/2024-05/01/2025	4,860	5,066,599
San Francisco City & County Airport Comm Series 2011G 5.00%, 05/01/2024 (Pre-refunded/ETM)	1,775	1,850,313
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011G 5.00%, 05/01/2024	695	723,780

Principal Amount (000)		U.S. $ Value
Series 20122 5.00%, 05/01/2027	$1,270	$1,365,479
Series 2016S 5.00%, 05/01/2025-05/01/2026	2,730	3,254,780
San Francisco Community College District Series 2015 5.00%, 06/15/2022	5,000	5,388,000
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2027	750	855,330
Simi Valley Unified School District Series 2017 5.00%, 08/01/2020-08/01/2022	3,900	4,096,855
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/2024 (Pre-refunded/ETM)	5,675	5,799,793
State of California Series 2011 5.00%, 10/01/2020	1,500	1,529,235
Series 2013 5.00%, 02/01/2021	2,185	2,255,969
Series 2015 5.00%, 08/01/2022-03/01/2024	3,975	4,444,794
Series 2018B 5.00%, 08/01/2029	7,615	9,670,593
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 09/01/2025	1,900	2,269,189
Tobacco Securitization Authority of Southern California 5.00%, 06/01/2030	960	1,174,310
University of California series 2012G 5.00%, 05/15/2023 (Pre-refunded/ETM)	2,645	2,858,161
Series 2012G 5.00%, 05/15/2023	4,755	5,113,717
Series 2013A 5.00%, 05/15/2048	6,000	6,699,360
Series 2015A 5.00%, 05/15/2021	5,355	5,582,962
Series 2018A 4.00%, 05/15/2024	2,120	2,344,487
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 08/01/2025 (Pre-refunded/ETM)	1,790	1,884,136
Vista Unified School District Series 2012 5.00%, 08/01/2023-08/01/2025	4,240	4,592,860
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2026-01/01/2028	2,800	3,243,720

		267,769,725

2020 Semi-Annual Report	73

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Colorado–0.8%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	$1,000	$986,300
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	690	706,181
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 07/15/2022	1,150	1,153,312
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2030	1,000	993,410
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050(b)	100	116,844

		3,956,047

Connecticut–0.3%
State of Connecticut Series 2015B 5.00%, 06/15/2030	1,250	1,436,275

Florida–0.0%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2026(a)	100	105,163
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2031	100	74,382

		179,545

Guam–0.4%
Territory of Guam 5.00%, 11/15/2031	100	100,382
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	570	573,049
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	1,610	1,630,537

		2,303,968

Illinois–2.5%
Chicago Board of Education Series 2017F 5.00%, 12/01/2024	2,000	2,042,720
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2023-09/01/2033	300	327,874
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/2030	1,400	1,422,372
State of Illinois Series 2012 5.00%, 08/01/2021	350	356,247
Series 2013A 5.00%, 04/01/2020	1,415	1,415,000
Series 2014 5.00%, 05/01/2025	2,165	2,256,255
Series 2016 5.00%, 02/01/2022	1,520	1,556,206
Series 2017D 5.00%, 11/01/2024	3,190	3,341,302

		12,717,976

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2027-02/01/2031	240	286,633

Michigan–2.0%
City of Detroit MI 5.00%, 04/01/2029-04/01/2030	2,600	2,700,436
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2025	2,175	2,420,732
Michigan Strategic Fund (Michigan Strategic Fund—I 75 Improvement Project) Series 2018 5.00%, 06/30/2030-12/31/2030	4,325	5,389,192

		10,510,360

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 03/01/2027	100	111,498

Nebraska–0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	2,290	2,436,537

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	420	390,566

New Jersey–2.1%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 06/15/2020	1,350	1,356,264
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	6,950	7,320,018

74	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2029	$2,000	$2,199,660

		10,875,942

New York–0.0%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	210	198,362

Ohio–0.3%
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	160	162,123
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	1,000	984,030
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	180	182,389
Series 2016B 4.375%, 06/01/2033	350	354,644

		1,683,186

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022	1,000	1,061,470

Puerto Rico–0.6%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	190	196,471
AGC Series 2007C 5.50%, 07/01/2031	110	119,427
NATL Series 2005L 5.25%, 07/01/2035	1,170	1,173,147
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	1,105	1,140,913
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	448	383,600

		3,013,558

Texas–1.5%
Central Texas Turnpike System Series 2015A 5.00%, 08/15/2042	2,850	2,850,000
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,010	1,030,735
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	3,300	3,634,389

		7,515,124

Washington–0.2%
Kalispel Tribe of Indians Series 2018A 5.00%, 01/01/2032(a)	1,000	1,074,270

Wisconsin–0.4%
UMA Education, Inc. 5.00%, 10/01/2023-10/01/2029(a)	1,040	1,170,877
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	1,135	1,150,379

		2,321,256

Total Long-Term Municipal Bonds (cost $332,762,214)		341,111,444

Short-Term Municipal Notes–2.4%
California–2.4%
City of Los Angeles CA 5.00%, 06/25/2020	10,905	11,000,528
Turlock Irrigation District 5.00%, 01/01/2021(b)	1,220	1,230,419

Total Short-Term Municipal Notes (cost $12,230,474)		12,230,947

Total Municipal Obligations (cost $344,992,688)		353,342,391

	Shares

INVESTMENT COMPANIES–20.7%
Funds and Investment Trusts–20.7%(c)
iShares Core MSCI EAFE ETF	236,626	11,805,271
iShares Core MSCI Emerging Markets ETF	304,022	12,303,770
SPDR S&P 500 ETF Trust	309,906	79,878,272
Vanguard Mid-Cap ETF	19,514	2,569,018

Total Investment Companies (cost $102,434,419)		106,556,331

2020 Semi-Annual Report	75

Schedule of Investments (continued)

76	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS—TREASURIES–1.5%
United States–1.5%
U.S. Treasury Notes 2.125%, 11/30/2023	$200	$212,750
2.625%, 02/15/2029(d)	6,670	7,782,014

Total Governments—Treasuries (cost $7,295,921)		7,994,764

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(e) (cost $139,125)	150	139,095

	Shares

SHORT-TERM INVESTMENTS–7.4%
Investment Companies–6.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(c)(f)(g) (cost $33,259,431)	33,259,431	33,259,431

U.S. Treasury Bills–1.0%
U.S. Treasury Bill Zero Coupon, 05/14/2020(d)(h) (cost $4,990,791)	$5,000	$4,999,433

Total Short-Term Investments (cost $38,250,222)		38,258,864

Total Investments–98.2% (cost $493,112,375)		506,291,445

Other assets less liabilities–1.8%		9,075,163

Net Assets–100.0%		$515,366,608

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	35	March 2020	$997,671	$80,253

FTSE 100 Index Futures	38	June 2020	2,659,945	79,084

Mini MSCI Emerging Markets Futures	121	June 2020	5,099,545	131,039

MSCI Singapore IX ETS Futures	304	April 2020	6,018,616	(74,628)

Russell 2000 E-Mini Futures	123	June 2020	7,057,740	(478,193)

S&P Mid 400 E Mini Futures	9	June 2020	1,294,020	(118,071)

TOPIX Index Futures	15	June 2020	1,957,219	27,266

U.S. T-Note 2 Yr (CBT) Futures	98	June 2020	21,597,516	17,048

U.S. T-Note 5 Yr (CBT) Futures	1,855	June 2020	232,541,641	2,404,028

U.S. T-Note 10 Yr (CBT) Futures	591	June 2020	81,964,313	1,286,208

U.S. Ultra Bond (CBT) Futures	43	June 2020	9,540,625	(557,343)

Sold Contracts

Euro STOXX 50 Index Futures	35	March 2020	997,671	29,788

Euro STOXX 50 Index Futures	354	June 2020	10,725,013	(769,636)

FTSE 100 Index Futures	1	June 2020	69,999	(4,495)

Hang Seng Index Futures	4	April 2020	611,912	(11,136)

S&P 500 E-Mini Futures	670	June 2020	86,084,950	543,555

S&P/TSX 60 Index Futures	45	June 2020	5,206,992	(231,668)

SPI 200 Futures	92	June 2020	7,227,855	(46,748)

				$2,306,351

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CAD	998	USD	695	05/22/2020	$(14,316)

Bank of America, NA	USD	7,050	CHF	6,627	05/29/2020	(145,065)

BNP Paribas SA	EUR	2,085	USD	2,333	04/08/2020	33,586

BNP Paribas SA	JPY	231,933	USD	2,127	04/09/2020	(30,695)

BNP Paribas SA	SEK	29,605	USD	3,025	05/14/2020	29,985

Citibank, NA	EUR	6,412	USD	7,108	04/08/2020	35,589

Citibank, NA	EUR	1,732	USD	1,897	04/08/2020	(13,155)

Citibank, NA	USD	7,109	EUR	6,269	04/08/2020	(194,058)

Citibank, NA	USD	1,435	JPY	154,262	04/09/2020	288

Citibank, NA	GBP	1,241	USD	1,597	05/15/2020	54,959

Citibank, NA	USD	1,643	CHF	1,604	05/29/2020	28,579

Citibank, NA	USD	5,961	AUD	10,037	06/11/2020	213,307

Credit Suisse International	EUR	1,062	USD	1,176	04/08/2020	4,755

Credit Suisse International	USD	1,388	EUR	1,252	04/08/2020	(7,163)

Credit Suisse International	SEK	50,325	USD	5,016	05/14/2020	(75,821)

Credit Suisse International	CHF	1,438	USD	1,522	05/29/2020	23,978

Deutsche Bank AG	USD	13,227	EUR	11,819	04/08/2020	(189,133)

Goldman Sachs Bank USA	EUR	1,709	USD	1,906	04/08/2020	20,963

Goldman Sachs Bank USA	USD	9,029	SEK	85,257	05/14/2020	(402,899)

Goldman Sachs Bank USA	USD	707	CAD	998	05/22/2020	2,758

Goldman Sachs Bank USA	USD	7,079	NZD	11,898	06/04/2020	16,891

HSBC Bank USA	USD	4,350	JPY	472,203	04/09/2020	42,211

JPMorgan Chase Bank, NA	USD	1,758	EUR	1,621	04/08/2020	29,973

JPMorgan Chase Bank, NA	JPY	607,614	USD	5,593	04/09/2020	(59,022)

JPMorgan Chase Bank, NA	USD	8,896	JPY	960,384	04/09/2020	37,248

JPMorgan Chase Bank, NA	USD	5,067	SEK	50,933	05/14/2020	86,584

JPMorgan Chase Bank, NA	USD	2,480	GBP	2,018	05/15/2020	29,557

Morgan Stanley & Co. LLC	USD	2,287	JPY	250,347	04/09/2020	41,891

Natwest Markets PLC	JPY	386,559	USD	3,552	04/09/2020	(43,472)

Standard Chartered Bank	NZD	4,393	USD	2,547	06/04/2020	(73,394)

State Street Bank & Trust Co.	USD	500	JPY	53,201	04/09/2020	(5,617)

UBS AG	JPY	272,855	USD	2,450	04/09/2020	(88,134)

						$(608,842)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,656	01/15/2025	1.637%	CPI#	Maturity	$(84,524)	$—	$(84,524)
USD	3,704	01/15/2025	1.673%	CPI#	Maturity	(196,100)	—	(196,100)
USD	5,230	01/15/2028	0.735%	CPI#	Maturity	91,707	—	91,707
USD	12,820	06/17/2024	1.760%	CPI#	Maturity	(676,667)	—	(676,667)
USD	1,840	08/09/2024	1.690%	CPI#	Maturity	(93,008)	—	(93,008)
USD	6,680	01/15/2025	1.671%	CPI#	Maturity	(343,440)	—	(343,440)

						$(1,302,032)	$—	$(1,302,032)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2020 Semi-Annual Report	77

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	13,270	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$299,751	$—	$299,751
USD	14,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	534,494	—	534,494
USD	4,180	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	204,427	—	204,427
USD	659	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	25,810	—	25,810
USD	1,481	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	62,281	—	62,281
USD	3,000	04/16/2034	3 Month LIBOR	2.673%	Quarterly/Semi-Annual	782,144	—	782,144

						$1,908,907	$—	$1,908,907

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc. CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	37	$(8,169)	$(3,670)	$(4,499)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	123	(27,158)	(15,741)	(11,417)
Credit Suisse International CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	382	(84,346)	(37,306)	(47,040)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	20	(4,416)	(2,002)	(2,414)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	255	(56,283)	(25,560)	(30,723)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	251	(55,420)	(30,945)	(24,475)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	8	(1,767)	(993)	(774)
Goldman Sachs International CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	331	(73,085)	(31,376)	(41,709)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	48	(10,598)	(6,117)	(4,481)

						$(321,242)	$(153,710)	$(167,532)

* Termination date

78	Sanford C. Bernstein Fund, Inc.

INFLATION (CPI) SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments Made by the Fund	Payments Received by the Fund

Barclays Bank PLC	USD	8,029	09/20/2020	2.263%	CPI#	Maturity	$(162,330)	$—	$(162,330)

Barclays Bank PLC	USD	7,121	10/15/2020	2.208%	CPI#	Maturity	(148,464)	—	(148,464)

Barclays Bank PLC	USD	4,111	10/15/2020	2.210%	CPI#	Maturity	(85,919)	—	(85,919)

Barclays Bank PLC	USD	5,000	10/23/2026	2.310%	CPI#	Maturity	(824,872)	—	(824,872)

Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI#	Maturity	(554,513)	—	(554,513)

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	(204,717)	—	(204,717)

Citibank, NA	USD	5,180	10/17/2020	2.220%	CPI#	Maturity	(110,657)	—	(110,657)

Citibank, NA	USD	7,280	12/14/2020	1.548%	CPI#	Maturity	12,152	—	12,152

Citibank, NA	USD	6,400	10/23/2021	2.039%	CPI#	Maturity	(443,989)	—	(443,989)

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	(348,730)	—	(348,730)

Citibank, NA	USD	3,000	07/20/2027	2.104%	CPI#	Maturity	(296,497)	—	(296,497)

Deutsche Bank AG	USD	3,700	07/15/2020	1.265%	CPI#	Maturity	133,637	—	133,637

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	(278,825)	—	(278,825)

JPMorgan Chase Bank, NA	USD	7,207	08/30/2020	2.210%	CPI#	Maturity	(125,720)	—	(125,720)

JPMorgan Chase Bank, NA	USD	3,000	03/02/2024	2.175%	CPI#	Maturity	(233,131)	—	(233,131)

JPMorgan Chase Bank, NA	USD	5,000	07/20/2024	1.995%	CPI#	Maturity	(318,242)	—	(318,242)

JPMorgan Chase Bank, NA	USD	4,000	11/04/2026	2.015%	CPI#	Maturity	(342,634)	—	(342,634)

JPMorgan Chase Bank, NA	USD	7,000	12/27/2028	2.009%	CPI#	Maturity	(666,406)	—	(666,406)

Morgan Stanley Capital Services LLC	USD	19,000	07/20/2022	1.939%	CPI#	Maturity	(757,325)	—	(757,325)

Morgan Stanley Capital Services LLC	USD	5,000	07/20/2032	2.158%	CPI#	Maturity	(669,189)	—	(669,189)

							$(6,426,371)	$—	$(6,426,371)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments Made by the Fund	Payments Received by the Fund

Citibank, NA	USD	3,815	10/09/2029	1.120%	SIFMA*	Quarterly	$(167,880)	$—	$(167,880)

Citibank, NA	USD	3,815	10/09/2029	1.125%	SIFMA*	Quarterly	(169,896)	—	(169,896)

							$(337,776)	$—	$(337,776)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $9,813,557 or 1.9% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

2020 Semi-Annual Report	79

Schedule of Investments (continued)

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.8% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

80	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2020 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–71.2%

Long-Term Municipal Bonds–70.4%
Alabama–0.4%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/2022	$1,000	$1,077,530
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	345	327,981

		1,405,511

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	180	207,288

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	420	407,198

Arkansas–0.8%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.75%, 11/01/2032	2,745	2,811,676

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	575	563,074

Colorado–1.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	986,300
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/2020	3,150	3,225,033
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	600	614,070
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 07/15/2025	1,100	1,104,389
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050(b)	100	116,844

		6,046,636

Principal Amount (000)		U.S. $ Value
Connecticut–0.7%
State of Connecticut Series 2018D 5.00%, 04/15/2027	$2,280	$2,744,801

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/2021	2,100	2,138,073

Florida–0.9%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2026-12/15/2029(a)	200	207,923
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 06/01/2021	2,840	2,963,313
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2032	100	71,681

		3,242,917

Guam–0.5%
Territory of Guam 5.00%, 11/15/2031	100	100,382
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	425	427,270
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	1,205	1,220,448

		1,748,100

Illinois–3.2%
Chicago Board of Education Series 2017C 5.00%, 12/01/2023	1,465	1,492,088
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2033	300	325,082
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/2025	1,000	1,022,650
State of Illinois Series 2014 5.00%, 05/01/2022-05/01/2023	4,990	5,154,859
Series 2017D 5.00%, 11/01/2024	2,000	2,094,860
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 06/15/2020	1,685	1,695,498

		11,785,037

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2030	200	237,988

2020 Semi-Annual Report	81

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Michigan–2.2%
City of Detroit MI 5.00%, 04/01/2024-04/01/2025	$2,115	$2,178,010
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2026	5,055	5,815,878

		7,993,888

Nebraska–0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	3,290	3,500,527

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	300	278,976

New Jersey–4.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 06/15/2021	4,555	4,680,171
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	125	123,918
New Jersey Transit Corp. Series 2014A 5.00%, 09/15/2021	2,410	2,537,537
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018A 5.00%, 06/15/2024	3,410	3,712,331
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2029	3,490	3,838,407
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 01/01/2026	2,555	3,069,040

		17,961,404

New York–46.0%
Albany County Airport Authority Series 2020B 5.00%, 12/15/2021-12/15/2026	855	962,417
AGM Series 2010A 5.00%, 12/15/2022-12/15/2023	3,555	3,582,480
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	1,000	1,001,970

	Principal Amount (000)	U.S. $ Value
City of New York NY Series 2014A 5.00%, 08/01/2028	$1,285	$1,482,582
Series 2014J 5.00%, 08/01/2027	1,085	1,252,329
Series 2018E 5.00%, 03/01/2031	1,055	1,313,032
City of Yonkers NY AGM Series 2015A 5.00%, 03/15/2021	2,000	2,073,900
County of Albany NY Series 2020C 5.00%, 11/01/2024(b)	1,595	1,823,723
County of Nassau NY Series 2011A 5.00%, 04/01/2020	2,050	2,050,000
Series 2014A 5.00%, 04/01/2025	4,775	5,461,884
Series 2017C 5.00%, 10/01/2025	1,875	2,200,913
County of Westchester NY Series 2016A 5.00%, 01/01/2023	2,435	2,687,704
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 07/01/2021	700	732,641
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/2025 (Pre-refunded/ETM)	2,075	2,206,929
Series 2011C 5.00%, 11/15/2025	4,430	4,676,397
Series 2012 5.00%, 11/15/2022	2,650	2,784,806
Series 2012F 5.00%, 11/15/2025	1,000	1,064,140
Series 2017C 5.00%, 11/15/2026-11/15/2028	12,180	13,456,114
Series 2018C 5.00%, 09/01/2020	2,630	2,658,562
Series 2019D 5.00%, 09/01/2022	1,925	2,035,745
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/2023-11/15/2026	8,840	9,606,571
Series 2016A 5.00%, 11/15/2025	1,375	1,617,894
Series 2019A 5.00%, 03/01/2022	2,005	2,097,671
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2020	1,000	1,009,000

82	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
New York City Municipal Water Finance Authority 5.00%, 06/15/2026	$825	$861,638
Series 2010F 5.00%, 06/15/2025	200	201,526
Series 2015G 5.00%, 06/15/2027	2,885	3,404,848
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017S 5.00%, 07/15/2032	1,955	2,382,832
Series 2018S 5.00%, 07/15/2031	1,460	1,829,657
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 05/01/2022	2,270	2,443,088
Series 2014B 5.00%, 11/01/2026	4,000	4,561,040
Series 2015C 5.00%, 11/01/2028	2,145	2,506,025
Series 2017 5.00%, 11/01/2026	1,925	2,351,715
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/2026	5,575	6,730,028
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	2,900	2,780,636
2.625%, 09/15/2069	320	305,037
2.80%, 09/15/2069	4,250	4,051,228
New York State Dormitory Authority Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	1,965	2,136,446
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	796,677
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 07/01/2029-07/01/2032(b)	3,240	4,147,046
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012 5.00%, 12/15/2021	1,100	1,169,454
Series 2012A 5.00%, 12/15/2022	1,865	2,049,355
Series 2014A 5.00%, 02/15/2028	2,035	2,316,257
Series 2014C 5.00%, 03/15/2029	3,000	3,421,950
Series 2018A 5.00%, 03/15/2022	2,675	2,866,824
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 07/01/2021	$1,000	$1,048,670
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 03/15/2025	4,500	4,578,795
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 03/15/2022-03/15/2024	6,600	7,258,289
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2021-08/01/2031	5,415	5,385,639
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	1,495	1,477,897
Series 2018 5.00%, 01/01/2030-01/01/2031	3,565	3,542,371
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2022	1,755	1,784,519
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/2024(a)	600	578,526
Port Authority of New York & New Jersey 5.00%, 09/01/2020	1,835	1,859,828
Series 2013-178 5.00%, 12/01/2023	2,515	2,812,298
Series 2014 5.00%, 09/01/2023-09/01/2028	5,615	6,282,850
Series 2015E 5.00%, 10/15/2023	1,000	1,114,290
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/2025	3,750	4,348,725
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031-09/01/2033(b)	1,115	1,428,409
Series 2010B 5.00%, 09/01/2020	540	548,505
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/2024	1,500	1,649,895

		168,852,217

Ohio–0.4%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	210	211,546

2020 Semi-Annual Report	83

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	$1,000	$984,030
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	300	303,981

		1,499,557

Pennsylvania–1.5%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2024	1,000	1,107,270
Philadelphia Parking Authority (The) Series 2009 5.25%, 09/01/2023	200	203,230
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 02/01/2024	4,000	4,050,040

		5,360,540

Puerto Rico–0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	230	244,686
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	205	211,982
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	380	401,228
NATL Series 2007N 5.25%, 07/01/2032	100	101,598
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	830	856,975
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	100	106,675
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	339	290,269

		2,213,413

South Carolina–0.8%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	3,000	3,099,750

Tennessee–1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049	3,880	4,032,562

Texas–0.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	99,137

Washington–2.6%
Kalispel Tribe of Indians Series 2018B 5.00%, 01/01/2032(a)(b)	700	751,989
Port of Seattle WA Series 2010C 5.00%, 02/01/2021	2,300	2,367,896
State of Washington 5.00%, 06/01/2032-06/01/2034(b)	5,215	6,584,897

		9,704,782

Wisconsin–0.2%
UMA Education, Inc. 5.00%, 10/01/2025-10/01/2029(a)	705	798,410

Total Long-Term Municipal Bonds (cost $254,603,591)		258,733,462

Short-Term Municipal Notes–0.8%
New York–0.8%
Metropolitan Transportation Authority Series 2018B 5.00%, 05/15/2020 (cost $3,096,446)	3,085	3,085,370

Total Municipal Obligations (cost $257,700,037)		261,818,832

	Shares

INVESTMENT COMPANIES–20.1%
Funds and Investment Trusts–20.1%(c)
iShares Core MSCI EAFE ETF	207,783	10,366,294
iShares Core MSCI Emerging Markets ETF	239,172	9,679,291
SPDR S&P 500 ETF Trust	203,068	52,340,777
Vanguard Mid-Cap ETF	9,859	1,297,937

Total Investment Companies (cost $70,722,906)		73,684,299

84	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS—TREASURIES–1.1%
United States–1.1%
U.S. Treasury Notes 2.625%, 02/15/2029(d)(e) (cost $3,776,924)	$3,543	$4,133,685

	Shares

SHORT-TERM INVESTMENTS—9.3%
Investment Companies–7.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(c)(f)(g) (cost $28,966,457)	28,966,457	28,966,457

Principal Amount (000)		U.S. $ Value
U.S. Treasury Bills–1.4%
U.S. Treasury Bill Zero Coupon, 05/14/2020(d) (cost $4,990,791)	$5,000	$4,999,433

Total Short-Term Investments (cost $33,957,248)		33,965,890

Total Investments–101.7% (cost $366,157,115)		373,602,706

Other assets less liabilities–(1.7)%		(6,345,444)

Net Assets–100.0%		$367,257,262

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

FTSE 100 Index Futures	22	June 2020	$1,539,968	$34,508

MSCI Emerging Markets Futures	69	June 2020	2,908,005	83,962

MSCI Singapore IX ETS Futures	213	April 2020	4,216,991	(52,288)

Russell 2000 E-Mini Futures	89	June 2020	5,106,820	(340,623)

S&P Mid 400 E Mini Futures	10	June 2020	1,437,800	(131,191)

TOPIX Index Futures	4	June 2020	521,925	6,872

U.S. T-Note 2 Yr (CBT) Futures	72	June 2020	15,867,562	16,711

U.S. T-Note 5 Yr (CBT) Futures	1,330	June 2020	166,727,969	1,726,609

U.S. T-Note 10 Yr (CBT) Futures	426	June 2020	59,080,875	925,054

U.S. Ultra Bond (CBT) Futures	32	June 2020	7,100,000	(416,390)

Sold Contracts

Euro STOXX 50 Index Futures	284	June 2020	8,604,248	(674,612)

Hang Seng Index Futures	3	April 2020	458,934	(8,352)

S&P 500 E-Mini Futures	442	June 2020	56,790,370	56,324

S&P/TSX 60 Index Futures	31	June 2020	3,587,039	(158,758)

SPI 200 Futures	67	June 2020	5,263,764	(31,312)

TOPIX Index Futures	9	June 2020	1,174,331	(47,016)

				$989,498

2020 Semi-Annual Report	85

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	4,987	CHF	4,688	05/29/2020	$(102,627)

BNP Paribas SA	EUR	1,642	USD	1,838	04/08/2020	26,458

BNP Paribas SA	JPY	178,187	USD	1,634	04/09/2020	(23,582)

BNP Paribas SA	SEK	21,914	USD	2,239	05/14/2020	22,196

Citibank, NA	EUR	4,655	USD	5,161	04/08/2020	26,037

Citibank, NA	EUR	1,270	USD	1,391	04/08/2020	(9,650)

Citibank, NA	USD	5,219	EUR	4,602	04/08/2020	(142,435)

Citibank, NA	USD	1,043	JPY	112,147	04/09/2020	210

Citibank, NA	GBP	1,164	USD	1,498	05/15/2020	51,560

Citibank, NA	USD	1,058	CHF	1,033	05/29/2020	18,404

Citibank, NA	USD	4,216	AUD	7,098	06/11/2020	150,848

Credit Suisse International	EUR	805	USD	892	04/08/2020	3,607

Credit Suisse International	USD	1,022	EUR	921	04/08/2020	(5,272)

Credit Suisse International	SEK	36,407	USD	3,629	05/14/2020	(54,852)

Credit Suisse International	CHF	1,108	USD	1,173	05/29/2020	18,473

Deutsche Bank AG	USD	9,149	EUR	8,175	04/08/2020	(130,823)

Goldman Sachs Bank USA	EUR	1,329	USD	1,483	04/08/2020	16,312

Goldman Sachs Bank USA	USD	6,539	SEK	61,743	05/14/2020	(291,780)

Goldman Sachs Bank USA	USD	3,229	NZD	5,427	06/04/2020	7,705

HSBC Bank USA	USD	3,212	JPY	348,652	04/09/2020	31,166

JPMorgan Chase Bank, NA	USD	1,233	EUR	1,137	04/08/2020	21,024

JPMorgan Chase Bank, NA	JPY	439,377	USD	4,044	04/09/2020	(43,414)

JPMorgan Chase Bank, NA	USD	6,003	JPY	647,576	04/09/2020	21,144

JPMorgan Chase Bank, NA	USD	3,567	SEK	35,852	05/14/2020	60,948

JPMorgan Chase Bank, NA	USD	1,430	GBP	1,164	05/15/2020	17,043

Morgan Stanley & Co., Inc.	USD	1,691	JPY	185,087	04/09/2020	30,971

Natwest Markets PLC	JPY	285,016	USD	2,619	04/09/2020	(32,053)

State Street Bank & Trust Co.	USD	343	JPY	36,430	04/09/2020	(3,846)

State Street Bank & Trust Co.	USD	398	GBP	324	05/15/2020	4,734

State Street Bank & Trust Co.	CAD	700	USD	488	05/22/2020	(9,553)

State Street Bank & Trust Co.	USD	498	CAD	700	05/22/2020	79

UBS AG	JPY	202,046	USD	1,814	04/09/2020	(65,262)

						$(386,230)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	3,410	01/15/2028	0.735%	CPI#	Maturity	$59,794	$—	$59,794
USD	2,751	01/15/2025	1.673%	CPI#	Maturity	(145,646)	—	(145,646)
USD	1,229	01/15/2025	1.637%	CPI#	Maturity	(62,729)	—	(62,729)
USD	5,010	01/15/2025	1.671%	CPI#	Maturity	(257,580)	—	(257,580)
USD	1,680	08/09/2024	1.690%	CPI#	Maturity	(84,920)	—	(84,920)
USD	9,700	06/17/2024	1.760%	CPI#	Maturity	(511,987)	—	(511,987)

						$(1,003,068)	$—	$(1,003,068)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

86	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	24,320	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$549,356	$—	$549,356
USD	3,140	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	153,565	—	153,565
USD	490	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi-Annual	19,191	—	19,191
USD	1,100	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	46,258	—	46,258
USD	2,110	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	155,623	—	155,623
USD	2,110	10/09/2029	3 Month LIBOR	1.470%	Quarterly/ Semi-Annual	154,999	—	154,999

						$1,078,992	$—	$1,078,992

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	99	$(21,859)	$(12,670)	$(9,189)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	30	(6,624)	(2,976)	(3,648)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	7	(1,546)	(869)	(677)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	201	(44,381)	(24,781)	(19,600)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	205	(45,247)	(20,548)	(24,699)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	17	(3,754)	(1,702)	(2,052)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	310	(68,448)	(30,275)	(38,173)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	38	(8,391)	(4,843)	(3,548)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	268	(59,174)	(25,404)	(33,770)

						$(259,424)	$(124,068)	$(135,356)

* Termination date

2020 Semi-Annual Report	87

Schedule of Investments (continued)

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	6,514	09/20/2020	2.263%	CPI#	Maturity	$ (131,700)	$ —	$ (131,700)

Barclays Bank PLC	USD	5,789	10/15/2020	2.208%	CPI#	Maturity	(120,693)	—	(120,693)

Barclays Bank PLC	USD	3,336	10/15/2020	2.210%	CPI#	Maturity	(69,722)	—	(69,722)

Barclays Bank PLC	USD	4,000	10/23/2026	2.310%	CPI#	Maturity	(659,898)	—	(659,898)

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	(204,717)	—	(204,717)

Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI#	Maturity	(458,697)	—	(458,697)

Citibank, NA	USD	4,210	10/17/2020	2.220%	CPI#	Maturity	(89,936)	—	(89,936)

Citibank, NA	USD	5,700	12/14/2020	1.548%	CPI#	Maturity	9,515	—	9,515

Citibank, NA	USD	3,800	10/23/2021	2.039%	CPI#	Maturity	(263,618)	—	(263,618)

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	(348,730)	—	(348,730)

Citibank, NA	USD	3,500	07/20/2027	2.104%	CPI#	Maturity	(345,913)	—	(345,913)

Deutsche Bank AG	USD	2,900	07/15/2020	1.265%	CPI#	Maturity	104,743	—	104,743

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	(278,825)	—	(278,825)

JPMorgan Chase Bank, NA	USD	5,852	08/30/2020	2.210%	CPI#	Maturity	(102,083)	—	(102,083)

JPMorgan Chase Bank, NA	USD	2,500	03/02/2024	2.175%	CPI#	Maturity	(194,276)	—	(194,276)

JPMorgan Chase Bank, NA	USD	7,000	07/20/2024	1.995%	CPI#	Maturity	(445,538)	—	(445,538)

JPMorgan Chase Bank, NA	USD	3,000	11/04/2026	2.015%	CPI#	Maturity	(256,976)	—	(256,976)

JPMorgan Chase Bank, NA	USD	5,000	12/27/2028	2.009%	CPI#	Maturity	(476,005)	—	(476,005)

Morgan Stanley Capital Services LLC	USD	8,500	07/20/2022	1.939%	CPI#	Maturity	(338,803)	—	(338,803)

Morgan Stanley Capital Services LLC	USD	1,800	07/20/2032	2.158%	CPI#	Maturity	(240,908)	—	(240,908)

							$ (4,912,780)	$ —	$ (4,912,780)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Citibank, NA	USD	2,840	10/09/2029	1.125%	SIFMA*	Quarterly	$(126,476)	$ —	$(126,476)

Citibank, NA	USD	2,840	10/09/2029	1.120%	SIFMA*	Quarterly	(124,975)	—	(124,975)

							$ (251,451)	$ —	$ (251,451)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $5,953,068 or 1.6% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.

88	Sanford C. Bernstein Fund, Inc.

As of March 31, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.6% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2020 Semi-Annual Report	89

Statement of Assets and Liabilities—March 31, 2020 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$941,662,397	$2,022,119,206	$1,033,507,169

Affiliated issuers	690,666,452	1,352,322,291	56,411,132

Foreign currencies, at value (a)	663,437	1,424,243	1,164,825

Cash	0	4,736,144	28,877

Cash collateral due from broker	5,764,513	6,543,967	6,789,017

Receivables:

Unaffiliated interest and dividends	664,288	1,381,177	4,931,600

Affiliated dividends	36,522	83,231	6,758

Foreign withholding tax reclaims	107,646	236,431	0

Investment securities sold	387,745	819,929	9,551,754

Capital shares sold	381,256	1,955,156	1,313,663

Variation margin on centrally cleared swaps	0	0	650,695

Unrealized appreciation of forward currency exchange contracts	7,233,870	15,058,642	11,084,549

Market value on credit default swaps (b)	0	0	1,384,526

Total assets	1,647,568,126	3,406,680,417	1,126,824,565

LIABILITIES

Cash collateral due to broker	0	0	2,640,000

Swaptions written, at value (premium received $0, $0 and $357,575, respectively)	0	0	225,775

Payables:

Investment securities purchased and foreign currency transactions	486,574	1,059,008	9,836,570

Variation margin on futures	22,478,752	12,271,853	3,041,703

Capital shares redeemed	1,480,189	4,851,145	751,116

Management fee	807,871	1,721,543	580,637

Shareholder servicing fee	230,637	441,897	114,711

Transfer Agent fee	16,701	17,162	11,730

Directors’ fees payable	5,107	8,916	3,178

Accrued expenses	114,205	124,012	205,768

Unrealized depreciation of forward currency exchange contracts	10,254,092	21,480,154	8,682,343

Market value on credit default swaps (c)	0	0	8,135,151

Total liabilities	35,874,128	41,975,690	34,228,682

NET ASSETS	$1,611,693,998	$3,364,704,727	$1,092,595,883

Cost of investments

Unaffiliated issuers	$821,258,395	$1,636,293,415	$1,040,858,012

Affiliated issuers	823,258,477	1,614,026,304	69,638,663

NET ASSETS CONSIST OF:

Capital stock, at par	$146,319	$286,896	$112,637

Additional paid-in capital	1,564,108,703	3,137,063,721	1,168,205,647

Distributable earnings (accumulated loss) (d)	47,438,976	227,354,110	(75,722,401)

	$1,611,693,998	$3,364,704,727	$1,092,595,883

(a) Cost: $677,465, $1,453,899 and $1,203,223, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $392,954, respectively.

(c) Net premiums received of $0, $0 and $3,550,308, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $0 and $7,915, respectively.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,333,170,485	$2,539,736,599	$904,426,343

Shares of capital stock outstanding	121,056,260	216,646,966	93,276,759

Net asset value, offering and redemption price per share	$11.01	$11.72	$9.70

Class 2 Shares

Net Assets	$278,523,513	$824,968,128	$188,169,540

Shares of capital stock outstanding	25,262,686	70,248,999	19,360,518

Net asset value, offering and redemption price per share	$11.03	$11.74	$9.72

See Notes to Financial Statements.

2020 Semi-Annual Report	91

Statement of Assets and Liabilities—March 31, 2020 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,574,068,197	$473,032,014	$344,636,249

Affiliated issuers	65,656,099	33,259,431	28,966,457

Foreign currencies, at value (a)	2,343,811	665,283	516,803

Cash	0	337	0

Cash collateral due from broker	23,361,971	13,622,807	9,534,689

Receivables:

Unaffiliated interest and dividends	16,309,512	5,490,526	3,534,722

Affiliated dividends	43,096	14,429	12,172

Investment securities sold	0	3,430,000	0

Capital shares sold	1,611,090	704,403	149,552

Variation margin on futures	1,316,456	563,007	130,808

Unrealized appreciation of forward currency exchange contracts	2,365,380	733,102	528,919

Unrealized appreciation of inflation swaps	508,290	145,789	114,258

Total assets	1,687,583,902	531,661,128	388,124,629

LIABILITIES

Due to custodian	576	0	520

Payables:

Investment securities purchased	9,093,353	6,919,151	13,617,535

Capital shares redeemed	7,674,729	369,374	466,634

Management fee	898,745	277,271	200,244

Shareholder servicing fee	140,755	40,003	37,290

Variation margin on centrally cleared swaps	43,241	41,194	20,331

Transfer Agent fee	9,674	3,312	3,349

Directors’ fees payable	3,001	115	218

Accrued expenses	110,337	70,978	68,184

Unrealized depreciation of inflation swaps	22,886,909	6,572,160	5,027,038

Unrealized depreciation of forward currency exchange contracts	4,081,324	1,341,944	915,149

Unrealized depreciation of interest rate swaps	1,104,082	337,776	251,451

Market value on credit default swaps (b)	886,457	321,242	259,424

Total liabilities	46,933,183	16,294,520	20,867,367

NET ASSETS	$1,640,650,719	$515,366,608	$367,257,262

Cost of investments

Unaffiliated issuers	$1,525,427,583	$459,852,944	$337,190,658

Affiliated issuers	65,656,099	33,259,431	28,966,457

NET ASSETS CONSIST OF:

Capital stock, at par	$160,647	$50,354	$36,638

Additional paid-in capital	1,684,523,791	530,641,141	381,430,894

Accumulated loss	(44,033,719)	(15,324,887)	(14,210,270)

	$1,640,650,719	$515,366,608	$367,257,262

(a) Cost: $2,379,085, $675,295 and $524,581, respectively. (Note 1)

(b) Net premiums received of $435,502, $153,710 and $124,068, respectively.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,110,088,494	$315,839,415	$296,027,245

Shares of capital stock outstanding	108,759,653	30,876,277	29,542,059

Net asset value, offering and redemption price per share	$10.21	$10.23	$10.02

Class 2 Shares

Net Assets	$530,562,225	$199,527,193	$71,230,017

Shares of capital stock outstanding	51,887,629	19,477,945	7,095,969

Net asset value, offering and redemption price per share	$10.23	$10.24	$10.04

See Notes to Financial Statements.

2020 Semi-Annual Report	93

Statement of Operations—for the six months ended March 31, 2020 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$0	$13,302,063

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $99,994, $226,583 and $0, respectively)	11,101,287	23,276,451	895,046

Affiliated issuers	15,829,510	31,676,106	1,163,726

Total income	26,930,797	54,952,557	15,360,835

Expenses:

Management fee (see Note 2A)	8,867,707	18,705,173	4,004,916

Shareholder servicing fee (see Note 2B)	1,639,453	3,135,187	761,081

Custodian fee	113,685	122,264	176,896

Transfer Agent fee—Class 1	33,363	43,745	33,662

Transfer Agent fee—Class 2	6,739	14,253	7,216

Auditing and tax fees	57,197	52,356	62,293

Directors’ fees and expenses	38,972	83,323	24,104

Legal fees	21,335	46,250	13,693

Registration fees	19,739	20,593	18,974

Printing fees	10,057	13,909	9,639

Miscellaneous	113,388	194,429	46,326

Total expenses	10,921,635	22,431,482	5,158,800

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(3,275,930)	(6,682,962)	(169,036)

Net expenses	7,645,705	15,748,520	4,989,764

Net investment income	19,285,092	39,204,037	10,371,071

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	40,817,082	51,548,470	17,135,942

Forward currency exchange contracts	(10,726,357)	(22,095,479)	(4,061,965)

Futures	18,994,277	37,733,330	(60,381,399)

Swaps	2,918,860	6,153,871	3,952,278

Foreign currency transactions	1,060,282	1,804,424	1,448,260

Net realized gain (loss) on investment and foreign currency transactions	53,064,144	75,144,616	(41,906,884)

Net change in unrealized appreciation/depreciation of:

Investments (b)	(187,285,317)	(369,252,296)	(57,171,710)

Affiliated Underlying Portfolios	(163,732,102)	(335,752,474)	(9,409,914)

Forward currency exchange contracts	262,190	615,239	167,601

Futures	2,288,292	38,512,010	4,976,169

Swaps	(58,729)	(117,310)	(7,968,594)

Swaptions written	0	0	131,800

Foreign currency denominated assets and liabilities	278,175	377,273	(54,504)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(348,247,491)	(665,617,558)	(69,329,152)

Net realized and unrealized loss on investment and foreign currency transactions	(295,183,347)	(590,472,942)	(111,236,036)

Net decrease in net assets resulting from operations	$(275,898,255)	$(551,268,905)	$(100,864,965)

(a) Net of foreign capital gains taxes of $0, $0 and $10,163, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $0 and $2,321, respectively.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$19,062,732	$5,617,988	$4,357,585

Dividends

Unaffiliated issuers	5,111,576	1,529,327	1,096,813

Affiliated issuers	372,523	112,009	88,717

Other income	0	1,459	0

Total income	24,546,831	7,260,783	5,543,115

Expenses:

Management fee (see Note 2A)	5,974,510	1,838,256	1,355,234

Shareholder servicing fee (see Note 2B)	931,153	266,887	249,584

Custodian fee	107,914	76,223	68,319

Transfer Agent fee—Class 1	21,728	6,997	8,854

Transfer Agent fee—Class 2	10,442	4,129	2,238

Auditing and tax fees	50,875	50,875	50,875

Directors’ fees and expenses	36,815	11,788	8,617

Registration fees	18,963	17,713	17,713

Legal fees	20,960	6,239	8,554

Printing fees	7,824	2,325	2,621

Miscellaneous	50,287	30,829	24,042

Total expenses	7,231,471	2,312,261	1,796,651

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(25,891)	(8,023)	(6,413)

Net expenses	7,205,580	2,304,238	1,790,238

Net investment income	17,341,251	4,956,545	3,752,877

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	2,618,258	488,213	975,127

Forward currency exchange contracts	(6,263,797)	(1,892,430)	(1,417,125)

Futures	(44,577,602)	(14,272,525)	(10,746,230)

Swaps	(1,805,089)	(607,187)	(280,271)

Foreign currency transactions	637,011	178,354	150,447

Net realized loss on investment and foreign currency transactions	(49,391,219)	(16,105,575)	(11,318,052)

Net change in unrealized appreciation/depreciation of:

Investments	(87,613,930)	(26,007,625)	(22,273,174)

Forward currency exchange contracts	885,000	238,593	208,278

Futures	9,146,000	3,113,313	1,713,793

Swaps	(14,364,553)	(4,284,960)	(3,559,295)

Foreign currency denominated assets and liabilities	60,391	9,748	13,870

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(91,887,092)	(26,930,931)	(23,896,528)

Net realized and unrealized loss on investment and foreign currency transactions	(141,278,311)	(43,036,506)	(35,214,580)

Net decrease in net assets resulting from operations	$(123,937,060)	$(38,079,961)	$(31,461,703)

See Notes to Financial Statements.

2020 Semi-Annual Report	95

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$19,285,092	$23,594,862	$39,204,037	$48,063,476

Net realized gain on investment and foreign currency transactions	53,064,144	19,930,645	75,144,616	11,639,893

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(348,247,491)	(80,684,186)	(665,617,558)	(128,043,169)

Contributions from affiliates (see Note 2A)	0	124,260	0	0

Net decrease in net assets resulting from operations	(275,898,255)	(37,034,419)	(551,268,905)	(68,339,800)

Distributions to shareholders (a)	(27,475,125)	(66,400,649)	(55,053,958)	(93,720,075)

Capital-share transactions

Net proceeds from sales of shares	88,672,093	151,214,717	125,515,686	284,835,060

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,199,365	63,092,872	42,862,296	84,803,239

Total proceeds from shares sold	111,871,458	214,307,589	168,377,982	369,638,299

Cost of shares redeemed	(181,204,247)	(364,819,946)	(382,021,657)	(606,930,592)

Net decrease in net assets from capital-share transactions	(69,332,789)	(150,512,357)	(213,643,675)	(237,292,293)

Net decrease in net assets	(372,706,169)	(253,947,425)	(819,966,538)	(399,352,168)

NET ASSETS:

Beginning of period	1,984,400,167	2,238,347,592	4,184,671,265	4,584,023,433

End of period	$1,611,693,998	$1,984,400,167	$3,364,704,727	$4,184,671,265

(a) See page 99 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$10,371,071	$24,540,072	$17,341,251	$36,092,155

Net realized gain (loss) on investment and foreign currency transactions	(41,906,884)	6,413,296	(49,391,219)	(34,000,511)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(69,329,152)	14,439,644	(91,887,092)	29,488,213

Contributions from affiliates (see Note 2A)	0	4,165	0	0

Net increase (decrease) in net assets resulting from operations	(100,864,965)	45,397,177	(123,937,060)	31,579,857

Distributions to shareholders (a)	(41,357,800)	(45,918,692)	(27,707,869)	(54,411,200)

Capital-share transactions

Net proceeds from sales of shares	78,364,924	133,504,580	91,323,396	169,716,886

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	32,701,023	39,983,248	21,096,970	46,652,735

Total proceeds from shares sold	111,065,947	173,487,828	112,420,366	216,369,621

Cost of shares redeemed	(119,030,206)	(211,328,065)	(162,259,931)	(309,330,219)

Net decrease in net assets from capital-share transactions	(7,964,259)	(37,840,237)	(49,839,565)	(92,960,598)

Net decrease in net assets	(150,187,024)	(38,361,752)	(201,484,494)	(115,791,941)

NET ASSETS:

Beginning of period	1,242,782,907	1,281,144,659	1,842,135,213	1,957,927,154

End of period	$1,092,595,883	$1,242,782,907	$1,640,650,719	$1,842,135,213

(a) See page 99 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2020 Semi-Annual Report	97

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$4,956,545	$10,322,723	$3,752,877	$7,941,959

Net realized loss on investment and foreign currency transactions	(16,105,575)	(9,139,473)	(11,318,052)	(7,448,489)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(26,930,931)	7,329,458	(23,896,528)	5,913,969

Net increase (decrease) in net assets resulting from operations	(38,079,961)	8,512,708	(31,461,703)	6,407,439

Distributions to shareholders (a)	(8,087,751)	(16,076,361)	(6,580,805)	(12,469,618)

Capital-share transactions

Net proceeds from sales of shares	32,470,580	49,012,163	18,301,785	35,349,135

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,243,843	13,936,601	5,164,172	11,023,906

Total proceeds from shares sold	38,714,423	62,948,764	23,465,957	46,373,041

Cost of shares redeemed	(44,007,513)	(78,565,329)	(39,070,099)	(77,367,739)

Net decrease in net assets from capital-share transactions	(5,293,090)	(15,616,565)	(15,604,142)	(30,994,698)

Net decrease in net assets	(51,460,802)	(23,180,218)	(53,646,650)	(37,056,877)

NET ASSETS:

Beginning of period	566,827,410	590,007,628	420,903,912	457,960,789

End of period	$515,366,608	$566,827,410	$367,257,262	$420,903,912

(a) See page 99 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

Class 1	$(22,455,773)	$(53,004,699)	$(40,026,066)	$(69,005,080)

Class 2	(5,019,352)	(13,395,950)	(15,027,892)	(24,714,995)

	$(27,475,125)	$(66,400,649)	$(55,053,958)	$(93,720,075)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

Class 1	$(33,698,410)	$(37,302,650)	$(18,276,724)	$(36,153,770)

Class 2	(7,659,390)	(8,616,042)	(9,431,145)	(18,257,430)

	$(41,357,800)	$(45,918,692)	$(27,707,869)	$(54,411,200)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

Class 1	$(4,982,671)	$(9,806,680)	$(5,143,246)	$(10,035,110)

Class 2	(3,105,080)	(6,269,681)	(1,437,559)	(2,434,508)

	$(8,087,751)	$(16,076,361)	$(6,580,805)	$(12,469,618)

See Notes to Financial Statements.

2020 Semi-Annual Report	99

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.05		$13.69	$13.18		$11.62		$11.80		$12.88

Income from investment operations:

Investment income, net (a)	0.13	(b)	0.14 (b)	0.12	(b)	0.10	(b)	0.03	(b)(c)	0.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.99)		(0.37)	0.57		1.52		0.31		(0.43)

Contributions from affiliates	0		0.00 (d)	0		0.00	(d)	0		0

Total from investment operations	(1.86)		(0.23)	0.69		1.62		0.34		(0.39)

Less dividends and distributions:

Dividends from net investment income	(0.15)		(0.13)	(0.18)		(0.06)		(0.05)		(0.16)

Distributions from net realized gain on investment transactions	(0.03)		(0.28)	0		0		(0.47)		(0.53)

Total dividends and distributions	(0.18)		(0.41)	(0.18)		(0.06)		(0.52)		(0.69)

Net asset value, end of period	$11.01		$13.05	$13.69		$13.18		$11.62		$11.80

Total return (e)	(14.28)%		(1.46)%	5.21%		14.04%		2.84%	(c)	(3.02)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,333,170		$1,653,447	$1,811,002		$1,784,355		$1,638,587		$1,536,828

Average net assets (000 omitted)	$1,639,453		$1,663,944	$1,829,185		$1,687,556		$1,582,586		$1,598,329

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.81%	(h)	0.80%	0.78%		0.83%		1.00%		1.15% (i)

Expenses, before waivers/reimbursements (g)	1.14%	(h)	1.14%	1.13%		1.13%		1.14%		1.15% (i)

Net investment income	1.93%	(b)(h)	1.11% (b)	0.88%	(b)	0.79%	(b)	0.22%	(b)(c)	0.31% (i)

Portfolio turnover rate	12%		21%	39%		48%		71%		91%

See Footnote Summary on page 112.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.07		$13.72	$13.22		$11.65		$11.83		$12.90

Income from investment operations:

Investment income, net (a)	0.14	(b)	0.18 (b)	0.15	(b)	0.12	(b)	0.05	(b)(c)	0.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.97)		(0.39)	0.56		1.54		0.31		(0.42)

Contributions from affiliates	0		0.00 (d)	0		0.00	(d)	0		0

Total from investment operations	(1.83)		(0.21)	0.71		1.66		0.36		(0.36)

Less dividends and distributions:

Dividends from net investment income	(0.18)		(0.16)	(0.21)		(0.09)		(0.07)		(0.18)

Distributions from net realized gain on investment transactions	(0.03)		(0.28)	0		0		(0.47)		(0.53)

Total dividends and distributions	(0.21)		(0.44)	(0.21)		(0.09)		(0.54)		(0.71)

Net asset value, end of period	$11.03		$13.07	$13.72		$13.22		$11.65		$11.83

Total return (e)	(14.23)%		(1.23)%	5.37%		14.31%		3.14%	(c)	(2.78)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$278,524		$330,953	$427,346		$431,755		$395,657		$344,343

Average net assets (000 omitted)	$331,149		$367,721	$420,846		$408,460		$381,197		$390,069

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.61%	(h)	0.60%	0.58%		0.63%		0.80%		0.95% (i)

Expenses, before waivers/reimbursements (g)	0.94%	(h)	0.94%	0.93%		0.93%		0.94%		0.95% (i)

Net investment income	2.09%	(b)(h)	1.37% (b)	1.09%	(b)	0.99%	(b)	0.42%	(b)(c)	0.51% (i)

Portfolio turnover rate	12%		21%	39%		48%		71%		91%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2020 Semi-Annual Report	101

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.78		$14.29	$13.95		$12.30		$12.52		$13.64

Income from investment operations:

Investment income, net (a)	0.13	(b)	0.15 (b)	0.13	(b)	0.11	(b)	0.03	(b)(c)	0.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.01)		(0.37)	0.55		1.60		0.27		(0.41)

Contributions from affiliates	0		0	0		0.00	(d)	0.00	(d)	0

Total from investment operations	(1.88)		(0.22)	0.68		1.71		0.30		(0.36)

Less dividends and distributions:

Dividends from net investment income	(0.18)		(0.12)	(0.30)		(0.06)		(0.04)		(0.08)

Distributions from net realized gain on investment transactions	0.00	(d)	(0.17)	(0.04)		0		(0.48)		(0.68)

Total dividends and distributions	(0.18)		(0.29)	(0.34)		(0.06)		(0.52)		(0.76)

Net asset value, end of period	$11.72		$13.78	$14.29		$13.95		$12.30		$12.52

Total return (e)	(13.74)%		(1.28)%	4.85%	(f)	13.99%		2.37%	(c)	(2.60)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,539,737		$3,143,494	$3,464,533		$3,418,084		$3,183,118		$3,057,052

Average net assets (000 omitted)	$3,135,187		$3,181,790	$3,513,988		$3,258,122		$3,133,499		$3,177,411

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.81%	(h)	0.80%	0.77%		0.82%		0.99%		1.13% (i)

Expenses, before waivers/reimbursements (g)	1.13%	(h)	1.13%	1.12%		1.12%		1.13%		1.13% (i)

Net investment income	1.84%	(b)(h)	1.09% (b)	0.89%	(b)	0.85%	(b)	0.28%	(b)(c)	0.35% (i)

Portfolio turnover rate	12%		20%	42%		49%		71%		91%

See Footnote Summary on page 112.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.82		$14.33	$14.00		$12.34		$12.55		$13.68

Income from investment operations:

Investment income, net (a)	0.14	(b)	0.17 (b)	0.16	(b)	0.14	(b)	0.06	(b)(c)	0.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.01)		(0.36)	0.54		1.61		0.27		(0.40)

Contributions from affiliates	0		0	0		0.00	(d)	0.00	(d)	0

Total from investment operations	(1.87)		(0.19)	0.70		1.75		0.33		(0.33)

Less dividends and distributions:

Dividends from net investment income	(0.21)		(0.15)	(0.33)		(0.09)		(0.06)		(0.12)

Distributions from net realized gain on investment transactions	0.00	(d)	(0.17)	(0.04)		0		(0.48)		(0.68)

Total dividends and distributions	(0.21)		(0.32)	(0.37)		(0.09)		(0.54)		(0.80)

Net asset value, end of period	$11.74		$13.82	$14.33		$14.00		$12.34		$12.55

Total return (e)	(13.62)%		(1.12)%	5.01%	(f)	14.25%		2.61%	(c)	(2.42)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$824,968		$1,041,177	$1,119,490		$1,075,867		$985,732		$921,095

Average net assets (000 omitted)	$1,021,518		$1,048,726	$1,114,328		$1,020,239		$955,478		$949,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.61%	(h)	0.60%	0.57%		0.62%		0.79%		0.93% (i)

Expenses, before waivers/reimbursements (g)	0.93%	(h)	0.93%	0.92%		0.92%		0.93%		0.93% (i)

Net investment income	2.03%	(b)(h)	1.28% (b)	1.09%	(b)	1.05%	(b)	0.48%	(b)(c)	0.55% (i)

Portfolio turnover rate	12%		20%	42%		49%		71%		91%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2020 Semi-Annual Report	103

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$10.94		$10.96		$11.00		$10.67		$10.22		$10.84

Income from investment operations:

Investment income, net (a)	0.09	(b)	0.21	(b)	0.20	(b)	0.16	(b)	0.12	(b)(c)	0.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.97)		0.17		0.01		0.42		0.48		(0.22)

Contributions from affiliates	0		0.00	(d)	0.00	(d)	0.00	(d)	0		0

Total from investment operations	(0.88)		0.38		0.21		0.58		0.60		(0.13)

Less dividends and distributions:

Dividends from net investment income	(0.32)		(0.26)		(0.23)		(0.25)		0		(0.29)

Distributions from net realized gain on investment transactions	(0.04)		(0.14)		(0.02)		0		(0.15)		(0.20)

Total dividends and distributions	(0.36)		(0.40)		(0.25)		(0.25)		(0.15)		(0.49)

Net asset value, end of period	$9.70		$10.94		$10.96		$11.00		$10.67		$10.22

Total return (e)	(8.34)%		3.75%		1.93%		5.59%		5.83%	(c)	(1.20)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$904,426		$1,024,761		$1,052,414		$1,037,681		$971,463		$900,438

Average net assets (000 omitted)	$1,014,775		$1,014,279		$1,055,548		$985,539		$932,575		$911,500

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.84%	(h)	0.83%		0.81%		0.84%		0.85%		0.87% (i)

Expenses, before waivers/reimbursements (g)	0.86%	(h)	0.86%		0.86%		0.87%		0.87%		0.87% (i)

Net investment income	1.66%	(b)(h)	1.95%	(b)	1.78%	(b)	1.49%	(b)	1.19%	(b)(c)	0.84% (i)

Portfolio turnover rate	30%		67%		116%		115%		105%		226%

See Footnote Summary on page 112.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$10.97		$10.98		$11.03		$10.69		$10.23		$10.85

Income from investment operations:

Investment income, net (a)	0.10	(b)	0.22	(b)	0.21	(b)	0.18	(b)	0.14	(b)(c)	0.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.97)		0.18		0.01		0.42		0.47		(0.23)

Contributions from affiliates	0		0.00	(d)	0.00	(d)	0.00	(d)	0		0

Total from investment operations	(0.87)		0.40		0.22		0.60		0.61		(0.12)

Less dividends and distributions:

Dividends from net investment income	(0.34)		(0.27)		(0.25)		(0.26)		0		(0.30)

Distributions from net realized gain on investment transactions	(0.04)		(0.14)		(0.02)		0		(0.15)		(0.20)

Total dividends and distributions	(0.38)		(0.41)		(0.27)		(0.26)		(0.15)		(0.50)

Net asset value, end of period	$9.72		$10.97		$10.98		$11.03		$10.69		$10.23

Total return (e)	(8.31)%		3.97%		2.02%		5.83%		5.92%	(c)	(1.08)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$188,170		$218,022		$228,731		$217,317		$242,915		$227,368

Average net assets (000 omitted)	$217,507		$226,099		$226,777		$228,978		$234,250		$199,315

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.69%	(h)	0.68%		0.66%		0.69%		0.71%		0.72% (i)

Expenses, before waivers/reimbursements (g)	0.71%	(h)	0.71%		0.71%		0.71%		0.72%		0.72% (i)

Net investment income	1.81%	(b)(h)	2.10%	(b)	1.93%	(b)	1.65%	(b)	1.34%	(b)(c)	1.03% (i)

Portfolio turnover rate	30%		67%		116%		115%		105%		226%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2020 Semi-Annual Report	105

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.12		$11.25	$11.50	$11.10		$10.81		$11.11

Income from investment operations:

Investment income, net (a)	0.10	(b)	0.21 (b)	0.19 (b)	0.17	(b)	0.13	(b)(c)	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.85)		(0.03)	0.02	0.50		0.32		(0.22)

Contributions from affiliates	0		0	0	0.00	(d)	0		0

Total from investment operations	(0.75)		0.18	0.21	0.67		0.45		(0.08)

Less dividends and distributions:

Dividends from net investment income	(0.16)		(0.20)	(0.18)	(0.17)		(0.14)		(0.09)

Distributions from net realized gain on investment transactions	0		(0.11)	(0.28)	(0.10)		(0.02)		(0.13)

Total dividends and distributions	(0.16)		(0.31)	(0.46)	(0.27)		(0.16)		(0.22)

Net asset value, end of period	$10.21		$11.12	$11.25	$11.50		$11.10		$10.81

Total return (e)	(6.84)%		1.81%	1.86%	6.23%		4.19%	(c)	(0.69)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,110,089		$1,240,530	$1,314,251	$1,299,848		$1,284,948		$1,216,063

Average net assets (000 omitted)	$1,241,538		$1,254,989	$1,319,846	$1,271,281		$1,256,664		$1,234,170

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.83%	(h)	0.83%	0.81%	0.82%		0.82%		0.84% (i)

Expenses, before waivers/reimbursements (g)	0.84%	(h)	0.84%	0.83%	0.84%		0.84%		0.84% (i)

Net investment income	1.84%	(b)(h)	1.89% (b)	1.68% (b)	1.50%	(b)	1.20%	(b)(c)	1.29% (i)

Portfolio turnover rate	4%		12%	22%	22%		41%		39%

See Footnote Summary on page 112.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.14		$11.27	$11.52	$11.12		$10.83		$11.13

Income from investment operations:

Investment income, net (a)	0.11		0.22 (b)	0.21 (b)	0.18	(b)	0.15	(b)(c)	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.84)		(0.02)	0.02	0.51		0.32		(0.22)

Contributions from affiliates	0		0	0	0.00	(d)	0		0

Total from investment operations	(0.73)		0.20	0.23	0.69		0.47		(0.06)

Less dividends and distributions:

Dividends from net investment income	(0.18)		(0.22)	(0.20)	(0.19)		(0.16)		(0.11)

Distributions from net realized gain on investment transactions	0		(0.11)	(0.28)	(0.10)		(0.02)		(0.13)

Total dividends and distributions	(0.18)		(0.33)	(0.48)	(0.29)		(0.18)		(0.24)

Net asset value, end of period	$10.23		$11.14	$11.27	$11.52		$11.12		$10.83

Total return (e)	(6.72)%		1.93%	2.01%	6.38%		4.38%	(c)	(0.58)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$530,562		$601,605	$643,676	$632,692		$620,156		$547,236

Average net assets (000 omitted)	$596,773		$611,585	$646,854	$616,284		$585,731		$546,048

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.68%	(h)	0.68%	0.66%	0.67%		0.67%		0.69% (i)

Expenses, before waivers/reimbursements (g)	0.69%	(h)	0.69%	0.68%	0.69%		0.69%		0.69% (i)

Net investment income	1.99%	(b)(h)	2.03% (b)	1.83% (b)	1.65%	(b)	1.35%	(b)(c)	1.44% (i)

Portfolio turnover rate	4%		12%	22%	22%		41%		39%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2020 Semi-Annual Report	107

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.14		$11.29	$11.49	$11.02		$10.80		$11.09

Income from investment operations:

Investment income, net (a)	0.09	(b)	0.19 (b)	0.17 (b)	0.14	(b)	0.11	(b)(c)	0.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.84)		(0.03)	0.07	0.52		0.31		(0.20)

Contributions from affiliates	0		0	0	0.00	(d)	0		0

Total from investment operations	(0.75)		0.16	0.24	0.66		0.42		(0.08)

Less dividends and distributions:

Dividends from net investment income	(0.16)		(0.18)	(0.18)	(0.09)		(0.15)		(0.06)

Distributions from net realized gain on investment transactions	0		(0.13)	(0.26)	(0.10)		(0.05)		(0.15)

Total dividends and distributions	(0.16)		(0.31)	(0.44)	(0.19)		(0.20)		(0.21)

Net asset value, end of period	$10.23		$11.14	$11.29	$11.49		$11.02		$10.80

Total return (e)	(6.89)%		1.53%	2.13%	6.13%		3.94%	(c)	(0.72)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$315,840		$356,936	$368,640	$359,764		$349,358		$331,496

Average net assets (000 omitted)	$355,849		$355,345	$366,150	$348,603		$342,317		$335,669

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.87%	(h)	0.86%	0.85%	0.86%		0.87%		0.88% (i)

Expenses, before waivers/reimbursements (g)	0.87%	(h)	0.87%	0.87%	0.87%		0.88%		0.88% (i)

Net investment income	1.70%	(b)(h)	1.75% (b)	1.49% (b)	1.29%	(b)	1.02%	(b)(c)	1.10% (i)

Portfolio turnover rate	7%		14%	28%	23%		33%		42%

See Footnote Summary on page 112.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.16		$11.31	$11.50		$11.04		$10.82		$11.11

Income from investment operations:

Investment income, net (a)	0.10	(b)	0.21 (b)	0.19	(b)	0.16	(b)	0.13	(b)(c)	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.85)		(0.04)	0.08		0.51		0.31		(0.21)

Contributions from affiliates	0		0	0		0.00	(d)	0		0

Total from investment operations	(0.75)		0.17	0.27		0.67		0.44		(0.07)

Less dividends and distributions:

Dividends from net investment income	(0.17)		(0.19)	(0.20)		(0.11)		(0.17)		(0.07)

Distributions from net realized gain on investment transactions	0		(0.13)	(0.26)		(0.10)		(0.05)		(0.15)

Total dividends and distributions	(0.17)		(0.32)	(0.46)		(0.21)		(0.22)		(0.22)

Net asset value, end of period	$10.24		$11.16	$11.31		$11.50		$11.04		$10.82

Total return (e)	(6.87)%		1.65%	2.37%	(f)	6.28%		4.13%	(c)	(0.61)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$199,527		$209,891	$221,368		$221,485		$204,539		$173,955

Average net assets (000 omitted)	$209,769		$217,264	$225,633		$207,974		$185,830		$180,717

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.72%	(h)	0.71%	0.70%		0.71%		0.72%		0.73% (i)

Expenses, before waivers/reimbursements (g)	0.72%	(h)	0.72%	0.72%		0.72%		0.73%		0.73% (i)

Net investment income	1.85%	(b)(h)	1.90% (b)	1.64%	(b)	1.45%	(b)	1.17%	(b)(c)	1.25% (i)

Portfolio turnover rate	7%		14%	28%		23%		33%		42%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2020 Semi-Annual Report	109

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.04		$11.19	$11.43	$10.99		$10.72		$11.03

Income from investment operations:

Investment income, net (a)	0.10	(b)	0.20 (b)	0.17 (b)	0.15	(b)	0.12	(b)(c)	0.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.95)		(0.03)	0.04	0.52		0.34		(0.22)

Contributions from affiliates	0		0	0	0.00	(d)	0		0

Total from investment operations	(0.85)		0.17	0.21	0.67		0.46		(0.09)

Less dividends and distributions:

Dividends from net investment income	(0.17)		(0.19)	(0.18)	(0.11)		(0.16)		(0.08)

Distributions from net realized gain on investment transactions	0		(0.13)	(0.27)	(0.12)		(0.03)		(0.14)

Total dividends and distributions	(0.17)		(0.32)	(0.45)	(0.23)		(0.19)		(0.22)

Net asset value, end of period	$10.02		$11.04	$11.19	$11.43		$10.99		$10.72

Total return (e)	(7.84)%		1.67%	1.84%	6.17%		4.21%	(c)	(0.77)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$296,027		$335,908	$372,015	$369,475		$360,981		$340,002

Average net assets (000 omitted)	$332,778		$343,928	$375,576	$362,361		$354,792		$343,951

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.89%	(h)	0.88%	0.86%	0.87%		0.88%		0.89% (i)

Expenses, before waivers/reimbursements (g)	0.89%	(h)	0.89%	0.88%	0.88%		0.89%		0.89% (i)

Net investment income	1.77%	(b)(h)	1.84% (b)	1.54% (b)	1.32%	(b)	1.08%	(b)(c)	1.22% (i)

Portfolio turnover rate	6%		19%	31%	17%		39%		41%

See Footnote Summary on page 112.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.06		$11.21	$11.45	$11.02		$10.75		$11.05

Income from investment operations:

Investment income, net (a)	0.11	(b)	0.22 (b)	0.19 (b)	0.16	(b)	0.13	(b)(c)	0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.94)		(0.04)	0.04	0.51		0.35		(0.21)

Contributions from affiliates	0		0	0	0.00	(d)	0		0

Total from investment operations	(0.83)		0.18	0.23	0.67		0.48		(0.06)

Less dividends and distributions:

Dividends from net investment income	(0.19)		(0.20)	(0.20)	(0.12)		(0.18)		(0.10)

Distributions from net realized gain on investment transactions	0		(0.13)	(0.27)	(0.12)		(0.03)		(0.14)

Total dividends and distributions	(0.19)		(0.33)	(0.47)	(0.24)		(0.21)		(0.24)

Net asset value, end of period	$10.04		$11.06	$11.21	$11.45		$11.02		$10.75

Total return (e)	(7.69)%		1.79%	1.99%	6.23%		4.49%	(c)	(0.57)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$71,230		$84,996	$85,946	$88,232		$88,167		$64,025

Average net assets (000 omitted)	$84,217		$81,875	$87,212	$87,691		$78,704		$60,880

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.74%	(h)	0.73%	0.71%	0.72%		0.73%		0.74% (i)

Expenses, before waivers/reimbursements (g)	0.74%	(h)	0.74%	0.73%	0.73%		0.74%		0.74% (i)

Net investment income	1.91%	(b)(h)	1.99% (b)	1.69% (b)	1.47%	(b)	1.23%	(b)(c)	1.37% (i)

Portfolio turnover rate	6%		19%	31%	17%		39%		41%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2020 Semi-Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a) Based on average shares outstanding.

(b) Net of expenses waived/reimbursed by the Adviser.

(c) For the year ended September 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax-Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay C	0.0003	0.003%	0.003%
Tax-Aware Overlay N	0.0003	0.003%	0.003%

(d)	Amount is less than $.005.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(g)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	SIX MONTHS ENDED (UNAUDITED) 3/31/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	.34% (h)	.34%	.37%	.31%	.14%
Tax-Aware Overlay A Portfolio	.33% (h)	.34%	.36%	.31%	.14%
Overlay B Portfolio	.03% (h)	.05%	.07%	.02%	N/A
Tax-Aware Overlay B Portfolio	.01% (h)	.05%	.04%	.02%	N/A
Tax-Aware Overlay C Portfolio	.00% (h)	.03%	.04%	.03%	N/A
Tax-Aware Overlay N Portfolio	.02% (h)	.03%	.04%	.02%	N/A

Waiver:

	SIX MONTHS ENDED (UNAUDITED) 3/31/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	.33%	(h)	.33%	.36%	.30%	.14%
Tax-Aware Overlay A Portfolio	.32%	(h)	.33%	.35%	.30%	.14%
Overlay B Portfolio	.03%	(h)	.03%	.05%	.02%	N/A
Tax-Aware Overlay B Portfolio	.01%	(h)(j)	.02%	.02%	.02%	N/A
Tax-Aware Overlay C Portfolio	.00%	(h)(j)	.01%	.02%	.01%	N/A
Tax-Aware Overlay N Portfolio	.00%	(h)(j)	.01%	.02%	.02%	N/A

(h)	Annualized.
(i)	The ratio includes expenses attributable to costs of proxy solicitation.
(j)	Amount is less than .005%.

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED

International	International Class*, Class A, Class C and Class Z

Tax-Managed International	Tax-Managed International Class*, Class A, Class B**, Class C and Class Z

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class B**, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A, Class B** and Class C

*	Bernstein Class

**	All outstanding Class B shares were converted to Class A shares on November 7, 2019

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the

2020 Semi-Annual Report	113

Notes to Financial Statements (continued)

previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar

114	Sanford C. Bernstein Fund, Inc.

investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2020 Semi-Annual Report	115

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2020:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$937,664,450	$0	$0	$937,664,450

Investment Companies	629,235,730	0	0	629,235,730

Short-Term Investments:

Investment Companies	61,430,722	0	0	61,430,722

U.S. Treasury Bills	0	3,997,947	0	3,997,947

Total Investments in Securities	1,628,330,902	3,997,947	0	1,632,328,849

Other Financial Instruments (b):

Assets:

Futures	34,350,986	0	0	34,350,986	(c)

Forward Currency Exchange Contracts	0	7,233,870	0	7,233,870

Liabilities:

Futures	(2,030,444)	(28,751,495)	0	(30,781,939	)(c)

Forward Currency Exchange Contracts	0	(10,254,092)	0	(10,254,092)

Total	$1,660,651,444	$(27,773,770)	$0	$1,632,877,674

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$2,011,619,916	$0	$0	$2,011,619,916

Investment Companies	1,294,484,521	0	0	1,294,484,521

Short-Term Investments:

Investment Companies	57,837,770	0	0	57,837,770

U.S. Treasury Bills	0	10,499,290	0	10,499,290

Total Investments in Securities	3,363,942,207	10,499,290	0	3,374,441,497

Other Financial Instruments (b):

Assets:

Futures	95,441,105	0	0	95,441,105	(c)

Forward Currency Exchange Contracts	0	15,058,642	0	15,058,642

Liabilities:

Futures	(1,085,794)	(54,059,647)	0	(55,145,441	)(c)

Forward Currency Exchange Contracts	0	(21,480,154)	0	(21,480,154)

Total	$3,458,297,518	$(49,981,869)	$0	$3,408,315,649

116	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Inflation-Linked Securities	$0	$336,307,250	$0	$336,307,250

Corporates—Investment Grade	0	196,495,419	0	196,495,419

Governments—Treasuries	0	174,858,116	0	174,858,116

Mortgage Pass-Throughs	0	71,150,508	0	71,150,508

Commercial Mortgage-Backed Securities	0	55,928,852	0	55,928,852

Collateralized Mortgage Obligations	0	44,912,584	0	44,912,584

Investment Companies	32,064,292	—	0	32,064,292

Corporates—Non-Investment Grade	0	29,111,329	0	29,111,329

Quasi-Sovereigns	0	21,795,406	0	21,795,406

Asset-Backed Securities	0	20,356,087	0	20,356,087

Covered Bonds	0	14,592,984	0	14,592,984

Collateralized Loan Obligations	0	9,391,463	0	9,391,463

Agencies	0	8,336,203	0	8,336,203

Emerging Markets—Treasuries	0	4,575,786	0	4,575,786

Emerging Markets—Sovereigns	0	4,294,996	0	4,294,996

Emerging Markets—Corporate Bonds	0	3,879,682	0	3,879,682

Governments—Sovereign Bonds	0	3,409,783	0	3,409,783

Supranationals	0	2,480,157	0	2,480,157

Governments—Sovereign Agencies	0	1,634,797	0	1,634,797

Local Governments—US Municipal Bonds	0	974,166	0	974,166

Local Governments—Provincial Bonds	0	909,543	0	909,543

Options Purchased—Puts	0	162,903	0	162,903

Options Purchased—Calls	0	108,667	0	108,667

Short-Term Investments:

Investment Companies	24,346,840	0	0	24,346,840

Governments—Treasuries	0	22,368,616	0	22,368,616

U.S. Treasury Bills	0	5,539,769	0	5,539,769

Short-Term Municipal Notes	0	2,002,787	0	2,002,787

Total Investments in Securities	56,411,132	1,035,577,853	0	1,091,988,985

Other Financial Instruments (a):

Assets:

Futures	11,253,381	100,342	0	11,353,723	(b)

Forward Currency Exchange Contracts	0	11,084,549	0	11,084,549

Centrally Cleared Credit Default Swaps	0	239,365	0	239,365	(b)

Centrally Cleared Inflation (CPI) Swaps	0	1,393,258	0	1,393,258	(b)

Centrally Cleared Interest Rate Swaps	0	3,081,286	0	3,081,286	(b)

Credit Default Swaps	0	1,384,526	0	1,384,526

Liabilities:

Futures	(7,532,488)	(2,383,382)	0	(9,915,870	)(b)

Forward Currency Exchange Contracts	0	(8,682,343)	0	(8,682,343)

Interest Rate Swaptions Written	0	(225,775)	0	(225,775)

Centrally Cleared Credit Default Swaps	0	(329,804)	0	(329,804	)(b)

Centrally Cleared Inflation (CPI) Swaps	0	(2,392,632)	0	(2,392,632	)(b)

Centrally Cleared Interest Rate Swaps	0	(8,225,376)	0	(8,225,376	)(b)

Credit Default Swaps	0	(8,135,151)	0	(8,135,151)

Total	$60,132,025	$1,022,486,716	$0	$1,082,618,741	(c)

2020 Semi-Annual Report	117

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Long-Tern Municipal Bonds	$0	$1,152,943,678	$0	$1,152,943,678

Investment Companies	352,905,803	0	0	352,905,803

Governments—Treasuries	0	13,306,852	0	13,306,852

Agencies	0	5,634,522	0	5,634,522

Collateralized Mortgage Obligations	0	280,416	0	280,416

Short-Term Investments:

Investment Companies	65,656,099	0	0	65,656,099

U.S. Treasury Bills	0	48,996,926	0	48,996,926

Total Investments in Securities	418,561,902	1,221,162,394	0	1,639,724,296

Other Financial Instruments (a):

Assets:

Futures	14,119,529	189,761	0	14,309,290	(b)

Forward Currency Exchange Contracts	0	2,365,380	0	2,365,380

Centrally Cleared Inflation (CPI) Swaps	0	283,889	0	283,889	(b)

Centrally Cleared Interest Rate Swaps	0	5,181,716	0	5,181,716	(b)

Inflation (CPI) Swaps	0	508,290	0	508,290

Liabilities:

Futures	(4,386,509)	(3,599,662)	0	(7,986,171	)(b)

Forward Currency Exchange Contracts	0	(4,081,324)	0	(4,081,324)

Centrally Cleared Inflation (CPI) Swaps	0	(4,588,940)	0	(4,588,940	)(b)

Credit Default Swaps	0	(886,457)	0	(886,457)

Inflation (CPI) Swaps	0	(22,886,909)	0	(22,886,909)

Interest Rate Swaps	0	(1,104,082)	0	(1,104,082)

Total	$428,294,922	$1,192,544,056	$0	$1,620,838,978

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$341,111,444	$0	$341,111,444

Short-Term Municipal Notes	0	12,230,947	0	12,230,947

Investment Companies	106,556,331	0	0	106,556,331

Governments—Treasuries	0	7,994,764	0	7,994,764

Collateralized Mortgage Obligations	0	139,095	0	139,095

Short-Term Investments:

Investment Companies	33,259,431	0	0	33,259,431

U.S. Treasury Bills	0	4,999,433	0	4,999,433

Total Investments in Securities	139,815,762	366,475,683	0	506,291,445

Other Financial Instruments (a):

Assets:

Futures	4,491,919	106,350	0	4,598,269	(b)

Forward Currency Exchange Contracts	0	733,102	0	733,102

Centrally Cleared Inflation (CPI) Swaps	0	91,707	0	91,707	(b)

Centrally Cleared Interest Rate Swaps	0	1,908,907	0	1,908,907	(b)

Inflation (CPI) Swaps	0	145,789	0	145,789

118	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Liabilities:

Futures	$(1,385,275)	$(906,643)	$0	$(2,291,918	)(b)

Forward Currency Exchange Contracts	0	(1,341,944)	0	(1,341,944)

Centrally Cleared Inflation (CPI) Swaps	0	(1,393,739)	0	(1,393,739	)(b)

Credit Default Swaps	0	(321,242)	0	(321,242)

Inflation (CPI) Swaps	0	(6,572,160)	0	(6,572,160)

Interest Rate Swaps	0	(337,776)	0	(337,776)

Total	$142,922,406	$358,588,034	$0	$501,510,440

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Long-Term Municipal Bonds	$0	$258,733,462	$0	$258,733,462

Short-Term Municipal Notes	0	3,085,370	0	3,085,370

Investment Companies	73,684,299	0	0	73,684,299

Governments—Treasuries	0	4,133,685	0	4,133,685

Short-Term Investments:

Investment Companies	28,966,457	0	0	28,966,457

U.S. Treasury Bills	0	4,999,433	0	4,999,433

Total Investments in Securities	102,650,756	270,951,950	0	373,602,706

Other Financial Instruments (a):

Assets:

Futures	2,808,660	41,380	0	2,850,040	(b)

Forward Currency Exchange Contracts	0	528,919	0	528,919

Centrally Cleared Inflation (CPI) Swaps	0	59,794	0	59,794	(b)

Centrally Cleared Interest Rate Swaps	0	1,078,992	0	1,078,992	(b)

Inflation (CPI) Swaps	0	114,258	0	114,258

Liabilities:

Futures	(1,046,962)	(813,580)	0	(1,860,542	)(b)

Forward Currency Exchange Contracts	0	(915,149)	0	(915,149)

Centrally Cleared Inflation (CPI) Swaps	0	(1,062,862)	0	(1,062,862	)(b)

Credit Default Swaps	0	(259,424)	0	(259,424)

Inflation (CPI) Swaps	0	(5,027,038)	0	(5,027,038)

Interest Rate Swaps	0	(251,451)	0	(251,451)

Total	$104,412,454	$264,445,789	$0	$368,858,243

(a)	See schedule of investments for sector classifications.
(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

Amounts of $8,404,404 and $8,281,943 for Asset-Backed Securities and Collateralized Loan Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

2020 Semi-Annual Report	119

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

120	Sanford C. Bernstein Fund, Inc.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2

Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2021 and then may be extended by the Adviser for additional one year terms. During the six months ended March 31, 2020, there was no such reimbursement.

During the year ended September 30, 2019, the Adviser reimbursed the Overlay A and Overlay B Portfolios $124,260 and $4,165, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings,

2020 Semi-Annual Report	121

Notes to Financial Statements (continued)

Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

122	Sanford C. Bernstein Fund, Inc.

For the six months ended March 31, 2020, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT

Overlay A	$8,772

Tax-Aware Overlay A	27,285

Overlay B	17,183

Tax-Aware Overlay B	25,891

Tax-Aware Overlay C	8,023

Tax-Aware Overlay N	6,413

AMRR	AMOUNT
Overlay A	$498,108
Tax-Aware Overlay A	978,137
Overlay B	151,853
Tax-Aware Overlay B	0
Tax-Aware Overlay C	0

Tax-Aware Overlay N	0

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—International Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Tax-Managed International Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2021, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the six months ended March 31, 2020, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAXMANAGED INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z

Overlay A	$0	$700,724	$208,436	$1,180,117	$487,261	$192,512

Tax-Aware Overlay A	1,384,526	0	434,466	2,451,120	1,010,964	396,464

2020 Semi-Annual Report	123

Notes to Financial Statements (continued)

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2020 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$18,419	$713,428	$670,417	$0	$0	$61,430	$109	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	133,149	2,895	0	0	(30,866)	105,178	2,895	0

Bernstein Fund, Inc.: International Small Cap Portfolio	88,767	1,866	0	0	(22,135)	68,498	1,866	0

International Strategic Equities Portfolio	303,226	6,619	0	0	(57,676)	252,169	6,619	0

Small Cap Core Portfolio	44,196	226	0	0	(11,875)	32,547	226	0

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	38,589	750	0	0	(7,216)	32,123	750	0

AB International Portfolio	169,319	3,366	0	0	(33,964)	138,721	3,365	0

Total				$0	$(163,732)	$690,666	$15,830	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$125,723	$1,173,884	$1,241,770	$0	$0	$57,837	$5,171	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	261,465	5,685	0	0	(60,612)	206,538	883	0

Bernstein Fund, Inc.: International Small Cap Portfolio	184,172	3,873	0	0	(45,926)	142,119	3,872	0

International Strategic Equities Portfolio	629,804	13,749	0	0	(119,794)	523,759	13,749	0

Small Cap Core Portfolio	91,019	465	0	0	(24,455)	67,029	465	0

124	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	$80,435	$1,563	$0	$0	$(15,041)	$66,957	$1,563	$0

AB Tax-Managed International Portfolio	352,034	5,973	0	0	(69,924)	288,083	5,973	0

Total				$0	$(335,752)	$1,352,322	$31,676	$0

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$48,266	$193,391	$217,310	$0	$0	$24,347	$281	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	40,592	882	0	0	(9,410)	32,064	883	0

Total				$0	$(9,410)	$56,411	$1,164	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$31,325	$440,606	$406,275	$65,656	$373

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$5,516	$168,305	$140,562	$33,259	$112

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$5,347	$120,259	$96,640	$28,966	$89

2020 Semi-Annual Report	125

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2020, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$235,162,795	$0	$304,314,925	$0

Tax-Aware Overlay A	489,958,999	0	546,361,377	0

Overlay B	201,290,180	146,971,456	276,709,492	148,301,456

Tax-Aware Overlay B	64,474,678	5,402,848	210,741,366	15,000

Tax-Aware Overlay C	22,250,159	14,135,204	57,471,230	9,143,347

Tax-Aware Overlay N	20,018,952	2,097,617	51,170,130	4,724,667

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$254,994,690	$(266,633,888)	$(11,639,198)

Tax-Aware Overlay A	665,909,701	(507,913,771)	157,995,930

Overlay B	56,170,097	(82,643,216)	(26,473,119)

Tax-Aware Overlay B	103,111,362	(72,920,564)	30,190,798

Tax-Aware Overlay C	29,584,393	(21,032,618)	8,551,775

Tax-Aware Overlay N	20,432,211	(17,607,015)	2,825,196

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

126	Sanford C. Bernstein Fund, Inc.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2020, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2020, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into

2020 Semi-Annual Report	127

Notes to Financial Statements (continued)

the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2020, the Portfolios held purchased options for hedging and non-hedging purposes.

During the six months ended March 31, 2020, the Overlay B Portfolio held purchased swaptions hedging and non-hedging purposes. During the six months ended March 31, 2020, the Overlay B Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for

128	Sanford C. Bernstein Fund, Inc.

centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2020, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2020, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

2020 Semi-Annual Report	129

Notes to Financial Statements (continued)

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2020, the Portfolios held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2020, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$9,108,346	*	Receivable/Payable for variation margin on futures	$1,437,168	*

Equity contracts	Receivable/Payable for variation margin on futures	25,242,640	*	Receivable/Payable for variation margin on futures	29,344,771	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,233,870		Unrealized depreciation on forward currency exchange contracts	10,254,092

Total		$41,584,856			$41,036,031

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

130	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,264,438	$9,512,418

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	17,729,839	(7,224,126)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(10,726,357)	262,190

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	1,201,725	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	27,966	0

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,890,894	(58,729)

Total		$12,388,505	$2,491,753

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$38,157,823	*

Equity contracts	Receivable/Payable for variation margin on futures	57,283,282	*	Receivable/Payable for variation margin on futures	$55,145,441	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	15,058,642		Unrealized depreciation on forward currency exchange contracts	21,480,154

Total		$110,499,747			$76,625,595

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Semi-Annual Report	131

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,867,442	$42,332,818

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	33,865,888	(3,820,808)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(22,095,479)	615,239

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	2,541,762	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	50,524	0

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	6,103,347	(117,310)

Total		$24,333,484	$39,009,939

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$9,135,383	*	Receivable/Payable for variation margin on futures	$5,893,777	*

Equity contracts	Receivable/Payable for variation margin on futures	2,218,340	*	Receivable/Payable for variation margin on futures	4,022,093	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	105,166	*	Receivable/Payable for variation margin on centrally cleared swaps	171,911	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	4,474,139	*	Receivable/Payable for variation margin on centrally cleared swaps	10,680,727	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	11,084,549		Unrealized depreciation on forward currency exchange contracts	8,682,343

Interest rate contracts	Investments in securities, at value	271,570

Interest rate contracts				Swaptions written, at value	225,775

Credit contracts	Market value on credit default swaps	1,384,526		Market value on credit default swaps	8,135,151

Total		$28,673,673			$37,811,777

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

132	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(13,131,431)	$5,416,497

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(47,249,968)	(440,328)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(4,061,965)	167,601

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	279,736	(145,421)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	0	131,800

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,201,400	(4,057,210)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,750,878	(3,911,384)

Total		$(60,211,350)	$(2,838,445)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$11,975,011	*	Receivable/Payable for variation margin on futures	$1,842,078	*

Equity contracts	Receivable/Payable for variation margin on futures	2,334,279	*	Receivable/Payable for variation margin on futures	6,144,093	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,465,605	*	Receivable/Payable for variation margin on centrally cleared swaps	4,588,940	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,365,380		Unrealized depreciation on forward currency exchange contracts	4,081,324

Interest rate contracts	Unrealized appreciation on inflation swaps	508,290		Unrealized depreciation on inflation swaps	22,886,909

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,104,082

Credit contracts				Market value on credit default swaps	886,457

Total		$22,648,565			$41,533,883

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Semi-Annual Report	133

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(7,972,249)	$12,481,201

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(36,605,353)	(3,335,201)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,263,797)	885,000

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	418,048	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,877,327)	(13,791,633)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,072,238	(572,920)

Total		$(52,228,440)	$(4,333,553)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$3,707,284	*	Receivable/Payable for variation margin on futures	$557,343	*

Equity contracts	Receivable/Payable for variation margin on futures	890,985	*	Receivable/Payable for variation margin on futures	1,734,575	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,000,614	*	Receivable/Payable for variation margin on centrally cleared swaps	1,393,739	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	733,102		Unrealized depreciation on forward currency exchange contracts	1,341,944

Interest rate contracts	Unrealized appreciation on inflation swaps	145,789		Unrealized depreciation on inflation swaps	6,572,160

Interest rate contracts				Unrealized depreciation on interest rate swaps	337,776

Credit contracts				Market value on credit default swaps	321,242

Total		$7,477,774			$12,258,779

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

134	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,453,157)	$3,868,769

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(11,819,368)	(755,456)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,892,430)	238,593

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	127,412	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(941,333)	(4,078,432)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	334,146	(206,528)

Total		$(16,644,730)	$(933,054)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$2,668,374	*	Receivable/Payable for variation margin on futures	$416,390	*

Equity contracts	Receivable/Payable for variation margin on futures	181,666	*	Receivable/Payable for variation margin on futures	1,444,152	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,138,786	*	Receivable/Payable for variation margin on centrally cleared swaps	1,062,862	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	528,919		Unrealized depreciation on forward currency exchange contracts	915,149

Interest rate contracts	Unrealized appreciation on inflation swaps	114,258		Unrealized depreciation on inflation swaps	5,027,038

Interest rate contracts				Unrealized depreciation on interest rate swaps	251,451

Credit contracts				Market value on credit default swaps	259,424

Total		$4,632,003			$9,376,466

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Semi-Annual Report	135

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,822,891)	$2,786,133

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(8,923,339)	(1,072,340)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,417,125)	208,278

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	94,196	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(529,212)	(3,392,914)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	248,941	(166,381)

Total		$(12,349,430)	$(1,637,224)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2020:

OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$654,036,152

Average notional amount of sale contracts	$757,163,945

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$621,602,066

Average principal amount of sale contracts	$543,328,300

Purchased Options:

Average notional amount	$461,890,000	(a)

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$21,825,540	(a)

Average notional amount of sale contracts	$149,614,740	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

136	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$1,355,952,651

Average notional amount of sale contracts	$1,550,245,585

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,312,173,082

Average principal amount of sale contracts	$1,132,652,471

Purchased Options:

Average notional amount	$978,690,000	(a)

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$46,129,050	(a)

Average notional amount of sale contracts	$316,224,810	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

OVERLAY B PORTFOLIO

Futures:

Average notional amount of buy contracts	$627,210,667

Average notional amount of sale contracts	$276,927,858

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$269,789,385

Average principal amount of sale contracts	$401,030,464

Purchased Options:

Average notional amount	$106,590,000	(a)

Purchased Swaptions:

Average notional amount	$11,000,000	(a)

Written Swaptions:

Average notional amount	$10,455,515	(a)

Inflation Swaps:

Average notional amount	$2,350,000	(b)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$156,079,482

Centrally Cleared Inflation Swaps:

Average notional amount	$31,085,714

Credit Default Swaps:

Average notional amount of buy contracts	$9,678,143

Average notional amount of sale contracts	$36,677,143

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$34,233,581

Average notional amount of sale contracts	$31,440,232	(c)

(a)	Positions were open for one month during the period.

(b)	Positions were open for five months during the period.

(c)	Positions were open for four months during the period.

2020 Semi-Annual Report	137

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO

Futures:

Average notional amount of buy contracts	$497,689,670

Average notional amount of sale contracts	$168,588,709

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$278,559,183

Average principal amount of sale contracts	$154,215,349

Purchased Options:

Average notional amount	$161,500,000	(a)

Interest Rate Swaps:

Average notional amount	$24,940,000

Inflation Swaps:

Average notional amount	$425,734,857

Centrally Cleared Interest Rate Swaps:

Average notional amount	$157,610,000

Centrally Cleared Inflation Swaps:

Average notional amount	$74,784,286

Credit Default Swaps:

Average notional amount of sale contracts	$4,015,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$7,605,180	(a)

Average notional amount of sale contracts	$52,137,030	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

TAX-AWARE OVERLAY C PORTFOLIO

Futures:

Average notional amount of buy contracts	$156,161,300

Average notional amount of sale contracts	$52,147,304

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$87,890,589

Average principal amount of sale contracts	$46,774,788

Purchased Options:

Average notional amount	$48,450,000	(a)

Interest Rate Swaps:

Average notional amount	$7,630,000

Inflation Swaps:

Average notional amount	$125,093,714

Centrally Cleared Interest Rate Swaps:

Average notional amount	$36,084,286

138	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO

Centrally Cleared Inflation Swaps:

Average notional amount	$22,664,286

Credit Default Swaps:

Average notional amount of sale contracts	$1,455,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$2,345,310	(a)

Average notional amount of sale contracts	$16,076,610	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

TAX-AWARE OVERLAY N PORTFOLIO

Futures:

Average notional amount of buy contracts	$114,929,429

Average notional amount of sale contracts	$33,194,659

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$63,385,107

Average principal amount of sale contracts	$35,121,684

Purchased Options:

Average notional amount	$35,530,000	(a)

Interest Rate Swaps:

Average notional amount	$5,680,000

Inflation Swaps:

Average notional amount	$93,655,286

Centrally Cleared Interest Rate Swaps:

Average notional amount	$31,082,857

Centrally Cleared Inflation Swaps:

Average notional amount	$17,298,571

Credit Default Swaps:

Average notional amount of sale contracts	$1,175,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$1,736,460	(a)

Average notional amount of sale contracts	$11,900,130	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

2020 Semi-Annual Report	139

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$26,759	$(26,759)	$0	$0	$0

BNP Paribas SA	616,191	(283,416)	0	0	332,775

Citibank, NA	4,006,311	(1,960,207)	0	0	2,046,104

Credit Suisse International	495,997	(495,997)	0	0	0

Goldman Sachs Bank USA	269,011	(269,011)	0	0	0

JPMorgan Chase Bank, NA	1,385,780	(578,636)	0	0	807,144

Morgan Stanley & Co., Inc.	433,821	(328,145)	0	0	105,676

Total	$7,233,870	$(3,942,171)	$0	$0	$3,291,699	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$1,661,243	$(26,759)	$0	$0	$1,634,484

Barclays Bank PLC	79,914	0	0	0	79,914

BNP Paribas SA	283,416	(283,416)	0	0	0

Citibank, NA	1,960,207	(1,960,207)	0	0	0

Credit Suisse International	733,095	(495,997)	0	0	237,098

Deutsche Bank AG	510,302	0	0	0	510,302

Goldman Sachs Bank USA	3,263,033	(269,011)	(2,994,022)	0	0

JPMorgan Chase Bank, NA	578,636	(578,636)	0	0	0

Morgan Stanley & Co., Inc.	328,145	(328,145)	0	0	0

Natwest Markets PLC	421,646	0	0	0	421,646

UBS AG	434,455	0	0	0	434,455

Total	$10,254,092	$(3,942,171)	$(2,994,022)	$0	$3,317,899	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$58,298	$(58,298)	$0	$0	$0

BNP Paribas SA	1,244,639	(595,013)	0	0	649,626

Citibank, NA	8,311,561	(4,146,783)	0	0	4,164,778

Credit Suisse International	1,012,777	(1,012,777)	0	0	0

Goldman Sachs Bank USA	622,086	(622,086)	0	0	0

JPMorgan Chase Bank, NA	2,911,010	(1,175,011)	0	0	1,735,999

Morgan Stanley & Co., Inc.	898,271	(604,131)	0	0	294,140

Total	$15,058,642	$(8,214,099)	$0	$0	$6,844,543	^

140	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$3,378,167	$(58,298)	$0	$0	$3,319,869

Barclays Bank PLC	167,768	0	0	0	167,768

BNP Paribas SA	595,013	(595,013)	0	0	0

Citibank, NA	4,146,783	(4,146,783)	0	0	0

Credit Suisse International	1,540,725	(1,012,777)	0	0	527,948

Deutsche Bank AG	1,204,573	0	0	0	1,204,573

Goldman Sachs Bank USA	6,882,503	(622,086)	(6,260,417)	0	0

JPMorgan Chase Bank, NA	1,175,011	(1,175,011)	0	0	0

Morgan Stanley & Co., Inc.	604,131	(604,131)	0	0	0

Natwest Markets PLC	878,879	0	0	0	878,879

UBS AG	906,601	0	0	0	906,601

Total	$21,480,154	$(8,214,099)	$(6,260,417)	$0	$7,005,638	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$124,903	$(124,903)	$0	$0	$0

Barclays Bank PLC	19,559	(19,559)	0	0	0

BNP Paribas SA	227,054	(227,054)	0	0	0

Citibank, NA	1,651,325	(1,063,547)	(470,000)	0	117,778

Citigroup Global Markets, Inc.	1,384,526	(1,384,526)	0	0	0

Credit Suisse International	276,688	(276,688)	0	0	0

Deutsche Bank AG	152,608	(152,608)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	3,698,757	(2,641,430)	(1,057,327)	0	0

HSBC Bank USA	911,622	(96,652)	0	0	814,970

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,145,331	(1,145,331)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	299,105	(299,105)	0	0	0

Standard Chartered Bank	936,370	(936,370)	0	0	0

State Street Bank & Trust Co.	350,678	(350,678)	0	0	0

UBS AG	1,562,119	(226,874)	0	0	1,335,245

Total	$12,740,645	$(8,945,325)	$(1,527,327)	$0	$2,267,993	^

2020 Semi-Annual Report	141

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$584,480	$(124,903)	$0	$0	$459,577

Barclays Bank PLC	463,233	(19,559)	0	0	443,674

BNP Paribas SA	230,362	(227,054)	0	0	3,308

Citibank, NA	1,063,547	(1,063,547)	0	0	0

Citigroup Global Markets, Inc.	3,501,560	(1,384,526)	0	(2,117,034)	0

Credit Suisse International	1,994,060	(276,688)	0	(1,476,402)	240,970

Deutsche Bank AG	1,456,436	(152,608)	0	(1,122,669)	181,159

Goldman Sachs Bank USA/Goldman Sachs International	2,641,430	(2,641,430)	0	0	0

HSBC Bank USA	96,652	(96,652)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,845,822	(1,145,331)	0	(700,491)	0

Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,044,473	(299,105)	0	(584,681)	160,687

Natwest Markets PLC	103,178	0	0	0	103,178

Standard Chartered Bank	1,353,894	(936,370)	0	0	417,524

State Street Bank & Trust Co.	437,268	(350,678)	0	0	86,590

UBS AG	226,874	(226,874)	0	0	0

Total	$17,043,269	$(8,945,325)	$0	$(6,001,277)	$2,096,667	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$213,303	$(104,106)	$0	$0	$109,197

Citibank, NA	1,150,554	(1,150,554)	0	0	0

Credit Suisse International	96,295	(96,295)	0	0	0

Deutsche Bank AG	465,925	(465,925)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	113,478	(113,478)	0	0	0

HSBC Bank USA	137,624	0	0	0	137,624

JPMorgan Chase Bank, NA	559,152	(559,152)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	137,339	(137,339)	0	0	0

Total	$2,873,670	$(2,626,849)	$0	$0	$246,821	^

142	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$504,981	$0	$0	$0	$504,981

Barclays Bank PLC	8,471,183	0	0	(8,471,183)	0

BNP Paribas SA	104,106	(104,106)	0	0	0

Citibank, NA	6,190,296	(1,150,554)	(2,390,000)	(2,649,742)	0

Citigroup Global Markets, Inc.	318,173	0	(318,173)	0	0

Credit Suisse International	646,420	(96,295)	0	(540,939)	9,186

Deutsche Bank AG	1,269,081	(465,925)	0	(279,968)	523,188

Goldman Sachs Bank USA/Goldman Sachs International	1,495,429	(113,478)	0	(1,381,951)	0

JPMorgan Chase Bank, NA	7,275,826	(559,152)	0	(6,716,674)	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	2,255,234	(137,339)	0	(2,117,895)	0

Natwest Markets PLC	141,115	0	0	0	141,115

UBS AG	286,928	0	0	0	286,928

Total	$28,958,772	$(2,626,849)	$(2,708,173)	$(22,158,352)	$1,465,398	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$63,571	$(30,695)	$0	$0	$32,876

Citibank, NA	344,874	(344,874)	0	0	0

Credit Suisse International	28,733	(28,733)	0	0	0

Deutsche Bank AG	133,637	(133,637)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	40,612	(40,612)	0	0	0

HSBC Bank USA	42,211	0	0	0	42,211

JPMorgan Chase Bank, NA	183,362	(183,362)	0	0	0

Morgan Stanley & Co. LLC /Morgan Stanley Capital Services LLC	41,891	(41,891)	0	0	0

Total	$878,891	$(803,804)	$0	$0	$75,087	^

2020 Semi-Annual Report	143

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$159,381	$0	$0	$0	$159,381

Barclays Bank PLC	1,980,815	0	0	(1,980,815)	0

BNP Paribas SA	30,695	(30,695)	0	0	0

Citibank, NA	1,744,862	(344,874)	0	(1,399,988)	0

Citigroup Global Markets, Inc.	35,327	0	0	0	35,327

Credit Suisse International	285,216	(28,733)	0	(256,483)	0

Deutsche Bank AG	467,958	(133,637)	0	0	334,321

Goldman Sachs Bank USA/Goldman Sachs International	486,582	(40,612)	0	(420,752)	25,218

JPMorgan Chase Bank, NA	1,745,155	(183,362)	0	(1,561,793)	0

Morgan Stanley & Co. LLC /Morgan Stanley Capital Services LLC	1,426,514	(41,891)	0	(1,384,623)	0

Natwest Markets PLC	43,472	0	0	0	43,472

Standard Chartered Bank	73,394	0	0	0	73,394

State Street Bank & Trust Co.	5,617	0	0	0	5,617

UBS AG	88,134	0	0	0	88,134

Total	$8,573,122	$(803,804)	$0	$(7,004,454)	$764,864	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$48,654	$(23,582)	$0	$0	$25,072

Citibank, NA	256,574	(256,574)	0	0	0

Credit Suisse International	22,080	(22,080)	0	0	0

Deutsche Bank AG	104,743	(104,743)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	24,017	(24,017)	0	0	0

HSBC Bank USA	31,166	0	0	0	31,166

JPMorgan Chase Bank, NA	120,159	(120,159)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	30,971	(30,971)	0	0	0

State Street Bank & Trust Co.	4,813	(4,813)	0	0	0

Total	$643,177	$(586,939)	$0	$0	$56,238	^

144	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$102,627	$0	$0	$0	$102,627

Barclays Bank PLC	1,645,427	0	0	(1,645,427)	0

BNP Paribas SA	23,582	(23,582)	0	0	0

Citibank, NA	1,451,733	(256,574)	(260,000)	(935,159)	0

Citigroup Global Markets, Inc.	28,483	0	0	0	28,483

Credit Suisse International	223,500	(22,080)	0	0	201,420

Deutsche Bank AG	409,648	(104,743)	(260,000)	0	44,905

Goldman Sachs Bank USA/Goldman Sachs International	359,345	(24,017)	0	(309,565)	25,763

JPMorgan Chase Bank, NA	1,518,292	(120,159)	0	(1,398,133)	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	579,711	(30,971)	0	(548,740)	0

Natwest Markets PLC	32,053	0	0	0	32,053

State Street Bank & Trust Co.	13,399	(4,813)	0	0	8,586

UBS AG	65,262	0	0	0	65,262

Total	$6,453,062	$(586,939)	$(520,000)	$(4,837,024)	$509,099	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

2020 Semi-Annual Report	145

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

PORTFOLIO	2019	2018
Overlay A

Distributions paid from:

Ordinary income	$21,093,519	$30,108,673

Long-term capital gains	45,307,130	0

Total distributions paid	$66,400,649	$30,108,673

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$43,993,489	$81,735,945

Long-term capital gains	49,726,586	28,778,260

Total distributions paid	$93,720,075	$110,514,205

Overlay B

Distributions paid from:

Ordinary income	$45,406,425	$29,464,635

Long-term capital gains	512,267	0

Total distributions paid	$45,918,692	$29,464,635

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$24,847,095	$31,823,192

Long-term capital gains	2,592,439	24,966,789

Total taxable distributions	27,439,534	56,789,981

Tax exempt distributions	26,971,666	21,598,889

Total distributions paid	$54,411,200	$78,388,870

Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$6,624,803	$9,906,622

Long-term capital gains	2,822,085	6,412,132

Total taxable distributions	9,446,888	16,318,754

Tax exempt distributions	6,629,473	6,351,178

Total distributions paid	$16,076,361	$22,669,932

Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$5,555,885	$7,872,729

Long-term capital gains	1,438,981	5,335,317

Total taxable distributions	6,994,866	13,208,046

Tax exempt distributions	5,474,752	4,817,080

Total distributions paid	$12,469,618	$18,025,126

146	Sanford C. Bernstein Fund, Inc.

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$12,941,157	$4,962,366	$(1,802,258)	$334,723,410	$350,824,675

Tax-Aware Overlay A	10,887,271	1,200,939	(433,927)	822,035,009	833,689,292

Overlay B	40,747,026	0	(16,331,882)	42,239,379	66,654,523

Tax-Aware Overlay B	26,667,252	0	(45,457,807)	126,414,084	107,623,529

Tax-Aware Overlay C	7,730,394	0	(13,693,853)	36,818,604	30,855,145

Tax-Aware Overlay N	5,913,494	0	(9,804,792)	27,735,855	23,844,557

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$19,963,141

Tax-Aware Overlay C	5,643,683

Tax-Aware Overlay N	4,333,320

(b)

As of September 30, 2019 certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2019 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $1,802,258, $433,927, $16,331,882, $24,161,015, $8,771,308, and $4,601,461 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs, the accrual of foreign capital gains tax and the tax treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Tax-Aware Overlay B	$20,416,980	$879,812

Tax-Aware Overlay C	4,922,545	0

Tax-Aware Overlay N	4,457,653	745,678

2020 Semi-Annual Report	147

Notes to Financial Statements (continued)

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities market. Certain government and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

148	Sanford C. Bernstein Fund, Inc.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately

2020 Semi-Annual Report	149

Notes to Financial Statements (continued)

affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

150	Sanford C. Bernstein Fund, Inc.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy

2020 Semi-Annual Report	151

Notes to Financial Statements (continued)

cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including AB mutual funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

152	Sanford C. Bernstein Fund, Inc.

NOTE 6.	Capital-Share Transactions

As of March 31, 2020, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios, with the exception of Class 1 of the Tax-Aware Overlay Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2020 and the year ended September 30, 2019, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	3,874,067	9,190,439	$50,917,552	$117,228,067

Shares issued on reinvestment of dividends and distributions	1,383,148	4,215,667	18,658,662	50,166,438

Shares redeemed	(10,922,177)	(18,939,000)	(139,618,125)	(242,040,984)

Net decrease	(5,664,962)	(5,532,894)	$(70,041,911)	$(74,646,479)

Class 2 Shares

Shares sold	2,879,006	2,669,455	$37,754,541	$33,986,650

Shares issued on reinvestment of dividends and distributions	336,348	1,085,343	4,540,703	12,926,434

Shares redeemed	(3,265,261)	(9,579,802)	(41,586,122)	(122,778,962)

Net increase (decrease)	(49,907)	(5,825,004)	$709,122	$(75,865,878)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	6,292,349	14,623,232	$86,818,457	$195,731,614

Shares issued on reinvestment of dividends and distributions	2,217,627	5,046,178	31,645,542	63,329,541

Shares redeemed	(19,962,333)	(34,087,552)	(263,724,803)	(456,581,580)

Net decrease	(11,452,357)	(14,418,142)	$(145,260,804)	$(197,520,425)

Class 2 Shares

Shares sold	2,871,966	6,644,184	$38,697,229	$89,103,446

Shares issued on reinvestment of dividends and distributions	784,938	1,708,329	11,216,754	21,473,698

Shares redeemed	(8,755,293)	(11,143,678)	(118,296,854)	(150,349,012)

Net decrease	(5,098,389)	(2,791,165)	$(68,382,871)	$(39,771,868)

2020 Semi-Annual Report	153

Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	5,117,497	9,310,581	$54,529,718	$99,010,315

Shares issued on reinvestment of dividends and distributions	2,409,907	3,176,067	25,954,700	32,173,565

Shares redeemed	(7,945,208)	(14,839,344)	(83,722,116)	(157,972,515)

Net decrease	(417,804)	(2,352,696)	$(3,237,698)	$(26,788,635)

Class 2 Shares

Shares sold	2,183,627	3,254,276	$23,835,206	$34,494,265

Shares issued on reinvestment of dividends and distributions	624,660	770,186	6,746,323	7,809,683

Shares redeemed	(3,328,929)	(4,969,498)	(35,308,090)	(53,355,550)

Net decrease	(520,642)	(945,036)	$(4,726,561)	$(11,051,602)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	5,770,343	9,487,672	$63,617,018	$103,791,522

Shares issued on reinvestment of dividends and distributions	1,265,015	2,989,077	14,180,821	31,385,306

Shares redeemed	(9,851,784)	(17,734,685)	(106,281,171)	(193,459,846)

Net decrease	(2,816,426)	(5,257,936)	$(28,483,332)	$(58,283,018)

Class 2 Shares

Shares sold	2,482,775	6,050,954	$27,706,378	$65,925,364

Shares issued on reinvestment of dividends and distributions	616,413	1,452,657	6,916,149	15,267,429

Shares redeemed	(5,205,480)	(10,628,112)	(55,978,760)	(115,870,373)

Net decrease	(2,106,292)	(3,124,501)	$(21,356,233)	$(34,677,580)

154	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	1,355,666	3,015,205	$14,890,240	$33,090,226

Shares issued on reinvestment of dividends and distributions	344,619	821,755	3,873,519	8,661,297

Shares redeemed	(2,867,102)	(4,436,161)	(30,777,540)	(48,590,911)

Net decrease	(1,166,817)	(599,201)	$(12,013,781)	$(6,839,388)

Class 2 Shares

Shares sold	1,657,386	1,445,869	$17,580,340	$15,921,937

Shares issued on reinvestment of dividends and distributions	210,696	500,029	2,370,324	5,275,304

Shares redeemed	(1,199,897)	(2,710,762)	(13,229,973)	(29,974,418)

Net increase (decrease)	668,185	(764,864)	$6,720,691	$(8,777,177)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	1,267,420	2,421,992	$13,651,288	$26,245,211

Shares issued on reinvestment of dividends and distributions	362,597	856,292	4,032,078	8,931,131

Shares redeemed	(2,524,043)	(6,093,022)	(27,316,242)	(66,193,740)

Net decrease	(894,026)	(2,814,738)	$(9,632,876)	$(31,017,398)

Class 2 Shares

Shares sold	425,793	836,828	$4,650,497	$9,103,924

Shares issued on reinvestment of dividends and distributions	101,716	200,458	1,132,094	2,092,775

Shares redeemed	(1,113,585)	(1,020,103)	(11,753,857)	(11,173,999)

Net increase (decrease)	(586,076)	17,183	$(5,971,266)	$22,700

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08,

2020 Semi-Annual Report	155

Notes to Financial Statements (continued)

which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

156	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*^

Chair

Beata D. Kirr*,#

President

R. Jay Gerken*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
^	Member of the Fair Value Pricing Committee.
#	Ms. Kirr became President of the Fund on April 1, 2020.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Adviser’s Asset Allocation Team. Messrs. Barenboym and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2020 Semi-Annual Report	157

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios’ will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

158	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business

2020 Semi-Annual Report	159

Board Consideration of Investment Management Arrangement (continued)

judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently

160	Sanford C. Bernstein Fund, Inc.

available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee

2020 Semi-Annual Report	161

Board Consideration of Investment Management Arrangement (continued)

reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

162	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

2020 Semi-Annual Report	163

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0320

ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: May 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 27, 2020